RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Target Beta: Domestic Equity – Broad Market Funds

Dow 2x Strategy

NASDAQ-100® 2x Strategy

Russell 2000® 2x Strategy

S&P 500 2x Strategy

Inverse Dow 2x Strategy

Inverse NASDAQ-100® 2x Strategy

Inverse Russell 2000® 2x Strategy

Inverse S&P 500 2x Strategy

Inverse Mid-Cap Strategy

Inverse NASDAQ-100® Strategy

Inverse Russell 2000® Strategy

Inverse S&P 500 Strategy

Mid-Cap 1.5x Strategy

Nova

NASDAQ-100®

Russell 2000®

Russell 2000® 1.5x Strategy

S&P 500

Target Beta: Domestic Equity – Style Funds

S&P 500 Pure Growth

S&P 500 Pure Value

S&P Midcap 400 Pure Growth

S&P Midcap 400 Pure Value

S&P Smallcap 600 Pure Growth

S&P Smallcap 600 Pure Value

Target Beta: Sector Funds

Banking

Basic Materials

Biotechnology

Consumer Products

Electronics

Energy

Energy Services

Financial Services

Health Care

Internet

Leisure

Precious Metals

Retailing

Technology

Telecommunications

Transportation

Utilities

Target Beta: International Equity Funds

Europe 1.25x Strategy

Japan 2x Strategy

Target Beta: Specialty Funds

Commodities Strategy

Strengthening Dollar 2x Strategy

Weakening Dollar 2x Strategy

Real Estate

Opportunistic Funds

All-Cap Opportunity

International Opportunity

Target Beta: Fixed Income Funds

Government Long Bond 1.2x Strategy

Inverse Government Long Bond Strategy

High Yield Strategy

Inverse High Yield Strategy

Alternatives Funds

Alternative Strategies Allocation

Equity Market Neutral

(Formerly, Global Market Neutral)

Long/Short Commodities Strategy

Managed Futures Strategy

Multi-Hedge Strategies

Asset Allocation Funds

All-Asset Conservative Strategy

(Formerly, Essential Portfolio Aggressive)

All-Asset Moderate Strategy

(Formerly, Essential Portfolio Moderate)

All-Asset Aggressive Strategy

(Formerly, Essential Portfolio Conservative)

Target Beta: Money Market Fund

U.S. Government Money Market

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Important Information About the Fund (if applicable), Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Investment Sub-Adviser (if applicable), Portfolio Managers, Purchase & Sale Information, and Tax Information)

DOMESTIC EQUITY FUNDS

Dow 2x Strategy Fund	1

NASDAQ-100® 2x Strategy Fund	5

Russell 2000® 2x Strategy Fund	9

S&P 500 2x Strategy Fund	13

Inverse Dow 2x Strategy Fund	17

Inverse NASDAQ-100® 2x Strategy Fund	21

Inverse Russell 2000® 2x Strategy Fund	25

Inverse S&P 500 2x Strategy Fund	28

Inverse Mid-Cap Strategy Fund	31

Inverse NASDAQ-100® Strategy Fund	35

Inverse Russell 2000® Strategy Fund	39

Inverse S&P 500 Strategy Fund	43

Mid-Cap 1.5x Strategy Fund	47

Nova Fund	51

NASDAQ-100® Fund	55

Russell 2000® Fund	59

Russell 2000® 1.5x Strategy Fund	62

S&P 500 Fund	66

S&P 500 Pure Growth Fund	69

S&P 500 Pure Value Fund	72

S&P MidCap 400 Pure Growth Fund	75

S&P MidCap 400 Pure Value Fund	78

S&P SmallCap 600 Pure Growth Fund	81

S&P SmallCap 600 Pure Value Fund	84

SECTOR FUNDS

Banking Fund	87

Basic Materials Fund	90

Biotechnology Fund	93

Consumer Products Fund	96

Electronics Fund	99

Energy Fund	102

Energy Services Fund	105

Financial Services Fund	108

Health Care Fund	111

Internet Fund	114

Leisure Fund	117

Precious Metals Fund	120

Retailing Fund	123

Technology Fund	126

Telecommunications Fund	129

Transportation Fund	132

Utilities Fund	135

INTERNATIONAL EQUITY FUNDS

Europe 1.25x Strategy Fund	138

Japan 2x Strategy Fund	142

ii

SPECIALTY FUNDS

Commodities Strategy Fund	147

Strengthening Dollar 2x Strategy Fund	151

Weakening Dollar 2x Strategy Fund	155

Real Estate Fund	159

OPPORTUNISTIC FUNDS

All-Cap Opportunity Fund	162

International Opportunity Fund	166

FIXED INCOME FUNDS

Government Long Bond 1.2x Strategy Fund	169

Inverse Government Long Bond Strategy Fund	173

High Yield Strategy Fund	177

Inverse High Yield Strategy Fund	180

ALTERNATIVES FUNDS

Alternative Strategies Allocation Fund	184

Equity Market Neutral Fund	190

Long/Short Commodities Strategy Fund	194

Managed Futures Strategy Fund	198

Multi-Hedge Strategies Fund	203

ASSET ALLOCATION FUNDS

All-Asset Conservative Strategy Fund	208

All-Asset Moderate Strategy Fund	215

All-Asset Aggressive Strategy Fund	222

MONEY MARKET FUND

U.S. Government Money Market Fund	229

PURCHASE AND SALE OF FUND SHARES	231

TAX INFORMATION	231

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	231

FUND BENCHMARKS	262

MANAGEMENT OF THE FUNDS	263

SHAREHOLDER INFORMATION	267

PURCHASING AND REDEEMING SHARES	268

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	269

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	270

FINANCIAL HIGHLIGHTS	271

INDEX PUBLISHERS INFORMATION	285

ADDITIONAL INFORMATION	290

PROSPECTUS
iii

DOW 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Dow 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Dow 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Dow Jones Industrial AverageSM (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Dow 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Dow 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The Dow Jones Industrial AverageSM is a price-weighted index of 30 "blue-chip" U.S. stocks, which generally represent large-capitalization companies with a capitalization range of $15.7 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may purchase common stock of companies that are generally within the capitalization range of the Dow Jones Industrial AverageSM. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Dow 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	32.49%	(quarter ended 12/31/2008)	-40.44%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Dow 2x Strategy Fund	36.90%	-6.58%	-4.44%
Dow Jones Industrial AverageSM (reflects no deduction for fees, expenses or taxes)	22.68%	1.94%	2.78%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

NASDAQ-100® 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The NASDAQ-100® 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The NASDAQ-100® 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. Under normal circumstances, the NASDAQ-100® 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The NASDAQ Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may purchase common stock of companies that are generally within the capitalization range of the NASDAQ-100 Index®. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	40.93%	(quarter ended 06/30/2002)	-50.46%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
NASDAQ-100® 2x Strategy Fund	117.80%	-4.90%	-2.09%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	6.40%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

RUSSELL 2000® 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Russell 2000® 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Russell 2000® 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Russell 2000® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 493% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Russell 2000® 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Russell 2000® 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may purchase common stock of companies that are generally within the capitalization range of the Russell 2000® Index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Russell 2000® 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	41.00%	(quarter ended 12/31/2008)	-52.65%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (10/27/2006)
Russell 2000® 2x Strategy Fund	35.85%	-24.02%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	-4.81%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

S&P 500 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The S&P 500 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The S&P 500 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500 Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 204% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P 500 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the S&P 500 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may purchase common stock of companies that are generally within the capitalization range of the S&P 500® Index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P 500 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	33.10%	(quarter ended 12/31/2008)	-46.62%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
S&P 500 2x Strategy Fund	46.40%	-9.62%	-4.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.83%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

INVERSE DOW 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Dow 2x Strategy Fund is very different from most other mutual funds in that it seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged and inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged inverse returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Dow 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial AverageSM (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.74%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$177	$548	$944	$2,052

PROSPECTUS

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Inverse Dow 2x Strategy Fund employs as its investment strategy a program of engaging in short sales of securities generally included in the underlying index and investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Inverse Dow 2x Strategy Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The Dow Jones Industrial AverageSM is a price-weighted index of 30 "blue-chip" U.S. stocks, which generally represent large-capitalization companies with a capitalization range of $15.7 billion to $324 billion as of December 31, 2009. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Dow 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	22.60%	(quarter ended 09/30/2009)	-27.17%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Inverse Dow 2x Strategy Fund	-44.65%	-8.42%	-9.44%
Dow Jones Industrial AverageSM (reflects no deduction for fees, expenses or taxes)	22.68%	1.94%	2.78%

PROSPECTUS

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

INVERSE NASDAQ-100® 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse NASDAQ-100® 2x Strategy Fund is very different from most other mutual funds in that it seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged and inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged inverse returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse NASDAQ-100® 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PROSPECTUS

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. Since the Fund had not yet commenced operations as of the most recent fiscal year end, there is no portfolio turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES – The Inverse NASDAQ-100® 2x Strategy Fund employs as its investment strategy a program of engaging in short sales of securities generally included in the underlying index and investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. The Fund also may invest in American Depositary Receipts to gain inverse exposure to international companies included in the underlying index. Under normal circumstances, the Inverse NASDAQ-100® 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The NASDAQ Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse NASDAQ-100® 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The Inverse NASDAQ-100® 2x Strategy Fund has not yet commenced operations and therefore, it does not have a performance history.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

INVERSE RUSSELL 2000® 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Russell 2000® 2x Strategy Fund is very different from most other mutual funds in that it seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged and inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged inverse returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Russell 2000® 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Russell 2000® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.83%
Total Annual Fund Operating Expenses	1.73%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$176	$545	$939	$2,041

PROSPECTUS

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. Since the Fund had not yet commenced operations as of the most recent fiscal year end, there is no portfolio turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES – The Inverse Russell 2000® 2x Strategy Fund employs as its investment strategy a program of engaging in short sales of securities generally included in the underlying index and investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Inverse Russell 2000® 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Russell 2000® 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The Inverse Russell 2000® 2x Strategy Fund has not yet commenced operations and, therefore, it does not have a performance history.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

INVERSE S&P 500 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse S&P 500 2x Strategy Fund is very different from most other mutual funds in that it seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged and inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged inverse returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse S&P 500 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. Since the Fund had not yet commenced operations as of the most recent fiscal year end, there is no portfolio turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES – The Inverse S&P 500 2x Strategy Fund employs as its investment strategy a program of engaging in short sales of securities generally included in the underlying index and investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Inverse S&P 500 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse S&P 500 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage,

PROSPECTUS

the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The Inverse S&P 500 2x Strategy Fund has not yet commenced operations, and therefore, it does not have a performance history.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

INVERSE MID-CAP STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Mid-Cap Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Mid-Cap Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse Mid-Cap Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The S&P MidCap 400® Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. The Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with a capitalization range of $294 million to $7.75 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Mid-Cap Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may outperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	18.13%	(quarter ended 06/30/2009)	-18.32%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Inverse Mid-Cap Strategy Fund	-35.28%	-5.51%	-6.99%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	37.38%	3.27%	5.22%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

INVERSE NASDAQ-100® STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse NASDAQ-100® Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse NASDAQ-100® Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse NASDAQ-100® Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The NASDAQ Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. The Fund may also invest in American Depositary Receipts to gain inverse exposure to international companies included in the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse NASDAQ-100® Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2002)	32.20%	(quarter ended 12/31/2002)	-18.97%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/21/2001)
Inverse NASDAQ-100® Strategy Fund	-40.05%	-4.71%	-4.30%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-0.76%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

INVERSE RUSSELL 2000® STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Russell 2000® Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Russell 2000® Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.83%
Total Annual Fund Operating Expenses	1.73%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$176	$545	$939	$2,041

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse Russell 2000® Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Russell 2000® Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	16.65%	(quarter ended 06/30/2009)	-21.10%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Inverse Russell 2000® Strategy Fund	-32.86%	-5.52%	-7.45%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.54%	3.18%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

INVERSE S&P 500 STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse S&P 500 Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse S&P 500 Strategy Fund seeks to provide investments results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.72%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$175	$542	$933	$2,030

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse S&P 500 Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse S&P 500 Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2002)	17.71%	(quarter ended 06/30/2009)	-15.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Inverse S&P 500 Strategy Fund	-27.55%	-1.36%	0.38%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

MID-CAP 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Mid-Cap 1.5x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Mid-Cap 1.5x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund's current benchmark is the S&P MidCap 400® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Mid-Cap 1.5x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies included in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P MidCap 400® Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. The Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with a capitalization range of $294 million to $7.75 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the MidCap 1.5x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	30.00%	(quarter ended 12/31/2008)	-39.37%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Mid-Cap 1.5x Strategy Fund	52.40%	-2.12%	5.87%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	37.38%	3.27%	8.13%

PROSPECTUS

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

NOVA FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Nova Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Nova Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the Fund's benchmark. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Nova Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	23.90%	(quarter ended 12/31/2008)	-34.94%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Nova Fund	35.51%	-5.00%	-7.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

NASDAQ-100® FUND

INVESTMENT OBJECTIVE – The NASDAQ-100® Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund's current benchmark is the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the NASDAQ-100® Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is

PROSPECTUS

concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2001)	34.30%	(quarter ended 09/30/2001)	-37.14%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
NASDAQ-100® Fund	52.00%	2.16%	-8.02%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-6.35%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

RUSSELL 2000® FUND

INVESTMENT OBJECTIVE – The Russell 2000® Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the Russell 2000® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.57%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$160	$496	$855	$1,867

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. Since the Fund had not yet commenced operations as of the most recent fiscal year end, there is no portfolio turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES – The Russell 2000® Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is

PROSPECTUS

non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Russell 2000® Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The Fund has not yet commenced operations and, therefore, it does not have a performance history.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

RUSSELL 2000® 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Russell 2000® 1.5x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Russell 2000® 1.5x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund's current benchmark is the Russell 2000® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.74%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$177	$548	$944	$2,052

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 376% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Russell 2000® 1.5x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Russell 2000® 1.5x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

PROSPECTUS

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	34.94%	(quarter ended 12/31/2008)	-39.76%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Russell 2000® 1.5x Strategy Fund	33.31%	-5.36%	3.23%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.54%	7.07%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

S&P 500 FUND

INVESTMENT OBJECTIVE – The S&P 500 Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.54%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$157	$486	$839	$1,834

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. Since the Fund had not yet commenced operations as of the most recent fiscal year end, there is no portfolio turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES – The S&P 500 Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the S&P 500 Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P 500 Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The Fund has not yet commenced operations and, therefore, it does not have a performance history.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

S&P 500 PURE GROWTH FUND

INVESTMENT OBJECTIVE – The S&P 500 Pure Growth Fund seeks to provide investment results that match the performance of a benchmark for large-cap growth securities. The Fund's current benchmark is the S&P 500 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 497% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P 500 Pure Growth Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P 500 Pure Growth Index is narrow in focus, containing only those S&P 500 companies with strong growth characteristics. As of December 31, 2009, the S&P 500 Pure Growth Index included companies with a capitalization range of $2.2 billion to $271 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that

PROSPECTUS

industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P 500 Pure Growth Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK – Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	21.26%	(quarter ended 12/31/2008)	-24.90%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P 500 Pure Growth Fund	47.24%	-0.06%	0.69%
S&P 500 Pure Growth Index (reflects no deduction for fees, expenses or taxes)	50.92%	2.51%	4.04%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

S&P 500 PURE VALUE FUND

INVESTMENT OBJECTIVE – The S&P 500 Pure Value Fund seeks to provide investment results that match the performance of a benchmark for large-cap value securities. The Fund's current benchmark is the S&P 500 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.54%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$157	$486	$839	$1,834

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 421% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P 500 Pure Value Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P 500 Pure Value Index is narrow in focus, containing only those S&P 500 companies with strong value characteristics. As of December 31, 2009, the S&P 500 Pure Value Index included companies with a capitalization range of $1.13 billion to $155 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P 500 Pure Value Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK – Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart

PROSPECTUS

and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	43.57%	(quarter ended 12/31/2008)	-31.08%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P 500 Pure Value Fund	51.22%	-2.06%	0.24%
S&P 500 Pure Value Index (reflects no deduction for fees, expenses or taxes)	55.14%	0.99%	4.03%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

S&P MIDCAP 400 PURE GROWTH FUND

INVESTMENT OBJECTIVE – The S&P MidCap 400 Pure Growth Fund seeks to provide investment results that match the performance of a benchmark for mid-cap growth securities. The Fund's current benchmark is the S&P MidCap 400 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 244% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P MidCap 400 Pure Growth Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P MidCap 400 Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 companies with strong growth characteristics. As of December 31, 2009, the S&P MidCap 400 Pure Growth Index included companies with a capitalization range of $884 million to $6.7 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P MidCap 400 Pure Growth Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK – Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	26.33%	(quarter ended 12/31/2008)	-25.46%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P MidCap 400 Pure Growth Fund	56.82%	4.54%	5.51%
S&P MidCap 400 Pure Growth Index (reflects no deduction for fees, expenses or taxes)	60.37%	6.16%	7.91%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

S&P MIDCAP 400 PURE VALUE FUND

INVESTMENT OBJECTIVE – The S&P MidCap 400 Pure Value Fund seeks to provide investment results that match the performance of a benchmark for mid-cap value securities. The Fund's current benchmark is the S&P MidCap 400 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.54%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$157	$486	$839	$1,834

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 321% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P MidCap 400 Pure Value Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P MidCap 400 Pure Value Index is narrow in focus, containing only those S&P MidCap 400 companies with strong value characteristics. As of December 31, 2009, the S&P MidCap 400 Pure Value Index included companies with a capitalization range of $293 million to $4.7 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P MidCap 400 Pure Value Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK – Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different

PROSPECTUS

periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	38.28%	(quarter ended 12/31/2008)	-34.70%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P MidCap 400 Pure Value Fund	55.22%	1.10%	3.52%
S&P MidCap 400 Pure Value Index (reflects no deduction for fees, expenses or taxes)	59.02%	2.71%	5.24%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

S&P SMALLCAP 600 PURE GROWTH FUND

INVESTMENT OBJECTIVE – The S&P SmallCap 600 Pure Growth Fund seeks to provide investment results that match the performance of a benchmark for small-cap growth securities. The Fund's current benchmark is the S&P SmallCap 600 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.56%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$159	$493	$850	$1,856

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 633% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P SmallCap 600 Pure Growth Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P SmallCap 600 Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong growth characteristics. As of December 31, 2009, the S&P SmallCap 600 Pure Growth Index included companies with a capitalization range of $142 million to $2.8 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the

PROSPECTUS

Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P SmallCap 600 Pure Growth Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK – Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	28.68%	(quarter ended 12/31/2008)	-26.80%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P SmallCap 600 Pure Growth Fund	33.97%	0.11%	2.73%
S&P SmallCap 600 Pure Growth Index (reflects no deduction for fees, expenses or taxes)	37.67%	1.97%	5.13%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

S&P SMALLCAP 600 PURE VALUE FUND

INVESTMENT OBJECTIVE – The S&P SmallCap 600 Pure Value Fund seeks to provide investment results that match the performance of a benchmark for small-cap value securities. The Fund's current benchmark is the S&P SmallCap 600 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 380% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P SmallCap 600 Pure Value Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P SmallCap 600 Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong value characteristics. As of December 31, 2009, the S&P SmallCap 600 Pure Value Index included companies with a capitalization range of $58 million to $1.8 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the

Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P SmallCap 600 Pure Value Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK – Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different

PROSPECTUS

periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	72.14%	(quarter ended 12/31/2008)	-37.76%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P SmallCap 600 Pure Value Fund	62.33%	-2.04%	1.11%
S&P SmallCap 600 Pure Value Index (reflects no deduction for fees, expenses or taxes)	63.53%	0.85%	4.05%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

BANKING FUND

INVESTMENT OBJECTIVE – The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.66%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 731% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Banking Fund invests substantially all (at least 80%) of its net assets in equity securities of Banking Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Banking Companies that have small to mid-sized capitalizations. Banking Companies are engaged in accepting deposits and making commercial and consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Banking Companies and U.S. Government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the banking sector and therefore may be concentrated in an industry or group of industries within the banking sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Banking Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BANKING SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the banking sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Banking Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	20.09%	(quarter ended 3/31/2009)	-31.79%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Banking Fund	-3.43%	-14.83%	-4.39%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

BASIC MATERIALS FUND

INVESTMENT OBJECTIVE – The Basic Materials Fund seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 377% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Basic Materials Fund invests substantially all (at least 80%) of its net assets in equity securities of Basic Materials Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Basic Materials Companies that have small to mid-sized capitalizations. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production and transportation of metals, textiles, and wood products. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Basic Materials Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the basic materials sector and therefore may be concentrated in an industry or group of industries within the basic materials sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Basic Materials Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BASIC MATERIALS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the basic materials sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2003)	22.09%	(quarter ended 09/30/2008)	-29.73%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Basic Materials Fund	55.46%	7.67%	7.96%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

BIOTECHNOLOGY FUND

INVESTMENT OBJECTIVE – The Biotechnology Fund seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.83%
Total Annual Fund Operating Expenses	1.68%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$171	$530	$913	$1,987

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 388% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Biotechnology Fund invests substantially all (at least 80%) of its net assets in equity securities of Biotechnology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Biotechnology Companies that have small to mid-sized capitalizations. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Biotechnology Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the biotechnology sector and therefore may be concentrated in an industry or group of industries within the biotechnology sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Biotechnology Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BIOTECHNOLOGY SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	26.15%	(quarter ended 06/30/2002)	-32.74%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Biotechnology Fund	18.34%	3.12%	-1.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

CONSUMER PRODUCTS FUND

INVESTMENT OBJECTIVE – The Consumer Products Fund seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.66%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 259% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Consumer Products Fund invests substantially all (at least 80%) of its net assets in equity securities of Consumer Products Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Consumer Products Companies that have small to mid-sized capitalizations. Consumer Products Companies include companies that manufacture wholesale or retail food, staple retail products and non-durable goods such as beverages, tobacco, household and personal care products. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Consumer Products Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the consumer products sector and therefore may be concentrated in an industry or group of industries within the consumer products sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Consumer Products Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the consumer products sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Consumer Products Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	15.29%	(quarter ended 12/31/2008)	-14.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/29/2001)
Consumer Products Fund	19.12%	3.46%	5.61%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.41%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

ELECTRONICS FUND

INVESTMENT OBJECTIVE – The Electronics Fund seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 445% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Electronics Fund invests substantially all (at least 80%) of its net assets in equity securities of Electronics Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Electronics Companies that have small to mid-sized capitalizations. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Electronics Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the electronics sector and therefore may be concentrated in an industry or group of industries within the electronics sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Electronics Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ELECTRONICS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the electronics sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	26.45%	(quarter ended 09/30/2002)	-38.25%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (8/3/2001)
Electronics Fund	71.85%	-2.31%	-7.82%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.91%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

ENERGY FUND

INVESTMENT OBJECTIVE – The Energy Fund seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 445% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Energy Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Companies that have small to mid-sized capitalizations. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Energy Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy sector and therefore may be concentrated in an industry or group of industries within the energy sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Energy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2008)	27.48%	(quarter ended 09/30/2008)	-34.28%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/29/2001)
Energy Fund	38.50%	9.08%	7.31%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.41%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

ENERGY SERVICES FUND

INVESTMENT OBJECTIVE – The Energy Services Fund seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 247% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Energy Services Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Services Companies that have small to mid-sized capitalizations. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Energy Services Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy services sector and therefore may be concentrated in an industry or group of industries within the energy services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Energy Services Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SERVICES SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the energy services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	31.69%	(quarter ended 12/31/2008)	-47.06%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Energy Services Fund	62.42%	9.21%	4.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE – The Financial Services Fund seeks to provide capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 357% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Financial Services Fund invests substantially all (at least 80%) of its net assets in equity securities of Financial Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Financial Services Companies that have small to mid-sized capitalizations. Financial Service Companies include commercial banks, savings and loan associations, insurance companies, brokerage companies and real-estate investment trusts. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Financial Services Companies and U.S. Government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the financial services sector and therefore may be concentrated in an industry or group of industries within the financial services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Financial Services Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FINANCIAL SERVICES SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Financial Services Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.
The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	26.90%	(quarter ended 12/31/2008)	-31.72%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (7/20/2001)
Financial Services Fund	19.68%	-9.43%	-3.40%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

HEALTH CARE FUND

INVESTMENT OBJECTIVE – The Health Care Fund seeks to provide capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Health Care Fund invests substantially all (at least 80%) of its net assets in equity securities of Health Care Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care related products or services. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Health Care Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the health care sector and therefore may be concentrated in an industry or group of industries within the health care sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Health Care Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HEALTH CARE SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	15.44%	(quarter ended 06/30/2002)	-16.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (6/19/2001)
Health Care Fund	24.65%	2.92%	2.10%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.93%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

INTERNET FUND

INVESTMENT OBJECTIVE – The Internet Fund seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 274% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Internet Fund invests substantially all (at least 80%) of its net assets in equity securities of Internet Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Internet Companies that have small to mid-sized capitalizations. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support that impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain broad representation of the various industries in the Internet sector. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Internet Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the Internet sector and therefore may be concentrated in an industry or group of industries within the Internet sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Internet Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INTERNET SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the Internet sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	31.55%	(quarter ended 06/30/2002)	-30.83%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/24/2001)
Internet Fund	65.85%	1.77%	-3.39%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.18%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

LEISURE FUND

INVESTMENT OBJECTIVE – The Leisure Fund seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Leisure Fund invests substantially all (at least 80%) of its net assets in equity securities of Leisure Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Leisure Companies that have small to mid-sized capitalizations. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, restaurants, casinos, radio and television broadcasting and advertising companies, motion picture production companies, entertainment software companies, toys and sporting goods manufacturers, musical recording companies, alcohol and tobacco companies, and publishing companies. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Leisure Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the leisure sector and therefore may be concentrated in an industry or group of industries within the leisure sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Leisure Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

LEISURE SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the leisure sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Leisure Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	25.25%	(quarter ended 12/31/2008)	-29.81%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/22/2001)
Leisure Fund	36.72%	-4.44%	-2.26%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.04%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

PRECIOUS METALS FUND

INVESTMENT OBJECTIVE – The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services ("Precious Metals Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 253% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Precious Metals Fund invests substantially all (at least 80%) of its net assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Precious Metals Companies that have small to mid-sized capitalizations. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Precious Metals Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the precious metals sector and therefore may be concentrated in an industry or group of industries within the precious metals sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Precious Metals Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PRECIOUS METALS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Precious Metals Companies also may fluctuate widely in response to such events.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 03/31/2002)	31.42%	(quarter ended 09/30/2008)	-34.22%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Precious Metals Fund	49.24%	9.98%	9.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

RETAILING FUND

INVESTMENT OBJECTIVE – The Retailing Fund seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 470% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Retailing Fund invests substantially all (at least 80%) of its net assets in equity securities of Retailing Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Retailing Companies that have small to mid-sized capitalizations. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Retailing Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the retailing sector and therefore may be concentrated in an industry or group of industries within the retailing sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Retailing Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

RETAILING SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the retailing sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of the Retailing Companies also may fluctuate widely in response to such events.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	19.69%	(quarter ended 12/31/2008)	-24.13%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (7/23/2001)
Retailing Fund	44.22%	-0.38%	1.88%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	1.15%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

TECHNOLOGY FUND

INVESTMENT OBJECTIVE – The Technology Fund seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 252% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Technology Fund invests substantially all (at least 80%) of its net assets in equity securities of Technology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Technology Companies that have small to mid-sized capitalizations. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics and communications sectors. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Technology Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the technology sector and therefore may be concentrated in an industry or group of industries within the technology sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Technology Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TECHNOLOGY SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies also may fluctuate widely in response to such events.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	27.34%	(quarter ended 12/31/2008)	-27.02%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Technology Fund	55.60%	0.47%	-3.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

TELECOMMUNICATIONS FUND

INVESTMENT OBJECTIVE – The Telecommunications Fund seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.66%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 694% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Telecommunications Fund invests substantially all (at least 80%) of its net assets in equity securities of Telecommunications Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Telecommunications Companies that have small to mid-sized capitalizations. Telecommunications Companies include traditional and wireless telephone services or equipment providers, Internet equipment and service providers, and fiber-optics. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Telecommunications Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the telecommunications sector and therefore may be concentrated in an industry or group of industries within the telecommunications sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Telecommunications Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the telecommunications sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of the Telecommunications Companies also may fluctuate widely in response to such events.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2002)	38.10%	(quarter ended 06/30/2002)	-28.27%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (7/27/2001)
Telecommunications Fund	28.68%	-1.46%	-3.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	1.00%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

TRANSPORTATION FUND

INVESTMENT OBJECTIVE – The Transportation Fund seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 857% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Transportation Fund invests substantially all (at least 80%) of its net assets in equity securities of Transportation Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Transportation Companies that have small to mid-sized capitalizations. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers; parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Transportation Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the transportation sector and therefore may be concentrated in an industry or group of industries within the transportation sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Transportation Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

TRANSPORTATION SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the transportation sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies also may fluctuate widely in response to such events.

PROSPECTUS

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	18.56%	(quarter ended 03/31/2009)	-23.46%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (6/11/2001)
Transportation Fund	17.39%	-1.39%	2.07%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.53%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

UTILITIES FUND

INVESTMENT OBJECTIVE – The Utilities Fund seeks to provide capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 309% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Utilities Fund invests substantially all (at least 80%) of its net assets in equity securities of Utilities Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Utilities Companies that have small to mid-sized capitalizations. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Utilities Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the utilities sector and therefore may be concentrated in an industry or group of industries within the utilities sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Utilities Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

UTILITIES SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies also may fluctuate widely in response to such events.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	20.68%	(quarter ended 09/30/2002)	-22.51%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Utilities Fund	13.80%	3.88%	-1.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

EUROPE 1.25X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Europe 1.25x Strategy Fund is very different from most other mutual funds in that it seeks leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. The return of the Fund for a period longer than a full trading day will be the sum of the series of leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.25x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Europe 1.25x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is 125% of the fair value of the STOXX 50® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 321% of the average value of its portfolio.

However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Europe 1.25x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The STOXX 50® Index is a capitalization-weighted index composed of 50 European blue chip stocks consisting of a capitalization range of $38 billion to $309 billion as of December 31, 2009. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Europe 1.25x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

PROSPECTUS

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of the Fund are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	33.61%	(quarter ended 12/31/2008)	-31.02%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Europe 1.25x Strategy Fund	35.01%	-0.95%	2.96%
STOXX 50 IndexSM (reflects no deduction for fees, expenses or taxes)	33.37%	3.58%	6.40%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

JAPAN 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Japan 2x Strategy Fund is very different from most other mutual funds in that it seeks leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. The return of the Fund for a period longer than a full trading day will be the sum of the series of leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Japan 2x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is 200% of the fair value of the Nikkei 225 Stock Average (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.60%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$163	$505	$871	$1,900

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Japan 2x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange that are selected to be both highly liquid and representative of Japan's industrial structure. As of December 31, 2009, the Nikkei 225 Stock Average included companies with small, medium and large capitalizations ranging from $289 million to $144 billion. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Japan 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

PROSPECTUS

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Effective May 1, 2009, the Fund changed comparative benchmarks from the Topix 100 Index to the Nikkei 225 Stock Average. This change occurred as a result of the Fund's change in name and investment strategy. Prior to May 1, 2009, the Fund's investment strategy sought to provide 125% exposure to the Topix 100 Index; therefore, the performance and average annual total returns shown above for periods prior to May 1, 2009 may have differed had the Fund's current investment strategy, which seeks to provide 200% exposure to the Nikkei 225 Stock Average, been in effect during those periods. The Nikkei 225 Stock Average more appropriately reflects the Fund's investment universe.

The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	33.70%	(quarter ended 3/31/2009)	-21.49%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Japan 2x Strategy Fund	23.68%	-1.42%	0.46%
Nikkei 225 Stock Average (reflects no deduction for fees, expenses or taxes)	18.31%	1.73%	5.10%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

PROSPECTUS

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

COMMODITIES STRATEGY FUND

INVESTMENT OBJECTIVE – The Commodities Strategy Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund's current benchmark is the S&P GSCITM Commodity Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	0.77%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.58%
Fee Waiver and/or Expense Reimbursement*	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.56%

* The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$159	$493	$850	$1,856

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 359% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Commodities Strategy Fund seeks exposure to the performance of the commodities markets. The Fund will seek to gain exposure to the S&P GSCITM Commodity Index, a composite index of commodity sector returns, representing an unleveraged long-only investment in commodity futures that is broadly diversified across the spectrum of commodities, by investing in exchange-traded products, including investment companies and commodity pools, that provide exposure to the commodities markets and in commodity linked derivative instruments, which primarily consist of structured notes, swap agreements, commodity options, and futures and options on futures. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in

PROSPECTUS

that industry. It is anticipated that the Fund's investment exposure will tend to be heavily weighted toward oil and other energy-related commodities. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests, to a significant extent, in companies or commodity-linked derivatives concentrated in the same economic sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Commodities Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

INDUSTRY AND ENERGY SECTOR CONCENTRATION RISK – The Fund invests, to a significant extent, in commodities or commodity-linked derivatives concentrated in the same economic sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies also may fluctuate widely in response to such events.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including exchange-traded funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

TAX RISK – The Fund currently gains most of its exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2008)	26.99%	(quarter ended 12/31/2008)	-49.91%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (9/30/2005)
Commodities Strategy Fund	11.56%	-13.40%
S&P GSCITM Commodity Index (reflects no deduction for fees, expenses or taxes)	13.49%	-11.09%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

STRENGTHENING DOLLAR 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Strengthening Dollar 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Strengthening Dollar 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the U.S. Dollar Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.72%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$175	$542	$933	$2,030

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs

PROSPECTUS

and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Strengthening Dollar 2x Strategy Fund employs as its investment strategy a program of investing in derivative instruments, which primarily consist of index swaps, currency forward contracts, futures contracts, and options on securities and futures contracts. Investing in derivative instruments enables the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Strengthening Dollar 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2008)	17.13%	(quarter ended 06/30/2009)	-14.08%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (9/30/2005)
Strengthening Dollar 2x Strategy Fund	-15.84%	-7.14%
U.S. Dollar Index® (reflects no deduction for fees, expenses or taxes)	-4.24%	-3.23%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

PROSPECTUS

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

WEAKENING DOLLAR 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Weakening Dollar 2x Strategy Fund is very different from most other mutual funds in that it seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged and inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged inverse returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Weakening Dollar 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PROSPECTUS

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Weakening Dollar 2x Strategy Fund employs as its investment strategy a program of engaging in short sales of securities and investing in derivative instruments, which primarily consist of index swaps, currency forward contracts, futures contracts, and options on securities and futures contracts. Engaging in short sales and investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Weakening Dollar 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 03/31/2008)	13.78%	(quarter ended 09/30/2008)	-15.91%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (9/30/2005)
Weakening Dollar 2x Strategy Fund	6.61%	5.53%
U.S. Dollar Index® (reflects no deduction for fees, expenses or taxes)	-4.24%	-3.23%

PROSPECTUS

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

REAL ESTATE FUND

INVESTMENT OBJECTIVE – The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 450% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Under normal circumstances, the Real Estate Fund will invest substantially all (at least 80%) of its net assets in equity securities of Real Estate Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Real Estate Companies that have small to mid-sized capitalizations. Real Estate Companies, which also include master limited partnerships, are primarily engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, and purchase American Depositary Receipts to gain exposure to foreign Real Estate Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the real estate sector and therefore may be concentrated in an industry or group of industries within the real estate sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Real Estate Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Real Estate Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	29.91%	(quarter ended 12/31/2008)	-38.71%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Real Estate Fund	25.27%	-3.70%	4.51%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.83%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

ALL-CAP OPPORTUNITY FUND

INVESTMENT OBJECTIVE – The All-Cap Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 379% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Cap Opportunity Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. The Advisor, using a quantitative methodology, ranks approximately 60 different industries based on several measures of momentum including price momentum. The Fund then invests in the common stock of the top-ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts, but may also invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries that the Fund is seeking exposure to. The Fund may also enter into short sales. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Cap Opportunity Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities

PROSPECTUS

sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	15.96%	(quarter ended 12/31/2008)	-22.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2002)
All-Cap Opportunity Fund	27.29%	3.24%	3.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.36%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

INTERNATIONAL OPPORTUNITY FUND

INVESTMENT OBJECTIVE – The International Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses	1.84%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$187	$579	$995	$2,159

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 324% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The International Opportunity Fund seeks to achieve its investment objective by investing in financial instruments that: (1) provide exposure to, or closely correlate with, the performance of certain foreign countries included in the MSCI EAFE (Europe, Australasia and Far East) Index (the "Index") and (2) have the potential to generate returns, before fees and expenses, in excess to those of the Index. The Index is designed to measure global developed market equity performance, and currently includes securities from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. In addition to exchange-traded funds, the Fund will invest in financial instruments, which primarily consist of futures contracts, exchange-traded funds, some of which may be affiliated with the Fund, options on securities and currencies, and swap agreements, to gain exposure to selected countries included in the Index and to attempt to manage risk associated with such exposure. The Fund also intends to engage in short sales and other similar transactions that provide inverse exposure. The Fund, at times, may also hold U.S. Government securities or cash equivalents, such as money market instruments. The percentage of the Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Fund shares. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

In an attempt to manage currency risk and enhance returns for the Fund, the Sub-Advisor intends to actively manage the Fund's currency exposure by employing a currency overlay strategy to change the exposure of the currencies in which the underlying assets are denominated into any combination of the currencies represented in the Index. In executing this strategy, the Fund intends to obtain its currency exposure primarily through futures contracts but also may do so through other means, including exchange traded funds, swap agreements, forward currency contracts and purchases of currency on a spot basis.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the International Opportunity Fund is subject to a number of additional risks that may affect the value of its shares, including:

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

PROSPECTUS

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	26.43%	(quarter ended 03/31/2009)	-13.84%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (3/27/2008)
International Opportunity Fund	29.79%	-6.21%
MSCI EAFE Index Net (USD) (reflects no deduction for fees, expenses or taxes)	31.78%	-10.97%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISER – Valu-Trac Investment Management Limited serves as the investment sub-adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

GOVERNMENT LONG BOND 1.2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Government Long Bond 1.2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Government Long Bond 1.2x Strategy Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities on a daily basis. The Fund's current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.76%
Total Annual Fund Operating Expenses	1.26%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$400	$692	$1,523

PROSPECTUS

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,694% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Government Long Bond 1.2x Strategy Fund employs as its investment strategy a program of investing in U.S. Government securities and derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Futures and options contracts, and interest rate swaps, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. Government. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize its derivative positions. The Fund also may invest in zero coupon U.S. Treasury bonds. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Government Long Bond 1.2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK – The Fund achieves leveraged exposure to the daily price movement of the Long Treasury Bond through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the Long Treasury Bond. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to the daily price movement of the Long Treasury Bond, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the Long Treasury Bond, rounding of share prices, changes to the composition of the Long Treasury Bond, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	38.97%	(quarter ended 03/31/2009)	-16.16%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Government Long Bond 1.2x Strategy Fund	-31.54%	2.58%	5.73%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	-12.92%	5.17%	7.59%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Government Long Bond Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Government Long Bond Strategy Fund seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund's current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	1.33%
Short Interest Expense	0.52%
Remaining Other Expenses	0.81%
Total Annual Fund Operating Expenses	2.23%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$226	$697	$1,195	$2,565

PROSPECTUS

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse Government Long Bond Strategy Fund's investment objective is to perform, on a daily basis, exactly opposite the daily price movement of the Long Treasury Bond. The Fund employs as its investment strategy a program of engaging in short sales and investing to a significant extent in derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. Government. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Government Long Bond Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to the daily price movement of the Long Treasury Bond, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the Long Treasury Bond, rounding of share prices, changes to the composition of the Long Treasury Bond, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	12.77%	(quarter ended 12/31/2008)	-26.53%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2003)
Inverse Government Long Bond Strategy Fund	19.41%	-4.00%	-4.75%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	-12.92%	5.17%	5.02%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

HIGH YIELD STRATEGY FUND

INVESTMENT OBJECTIVE – The High Yield Strategy Fund seeks to provide investment results that correlate to the performance of the high yield bond market.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.77%
Total Annual Fund Operating Expenses	1.52%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$155	$480	$829	$1,813

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. Since the Fund had not yet commenced operations as of the most recent fiscal year end, there is no portfolio turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES – The High Yield Strategy Fund seeks to gain exposure similar to the performance of the high yield bond market by investing in credit default swaps, high yield securities, futures and other financial instruments with economic characteristics comparable to that of the high yield bond market as represented by U.S. and Canadian high yield bonds. Generally, high yield bonds, which are also commonly referred to as "junk bonds," are those bonds rated BB+ and lower by Standard & Poor's Rating Service or Ba1 and lower by Moody's Investor Services, Inc., but may include unrated bonds that the Advisor determines are of similar quality. The Advisor will consider the liquidity, transaction costs and relative value of available investments in seeking to meet the Fund's investment objective.

The Fund will primarily invest in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market, but may also buy credit protection from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity.

In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund

PROSPECTUS

may also invest in other financial instruments including corporate notes, convertible debt securities, preferred securities and derivatives thereof, as well as other investment companies, including exchange-traded funds, unit investment trusts, and closed-end funds, that invest primarily in high yield debt instruments. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments that in combination have economic characteristics similar to the U.S. and Canadian high yield bond markets and/or in high yield debt securities.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the High Yield Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK – The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT TECHNIQUE RISK – Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The High Yield Strategy Fund has not yet commenced operations and therefore, it does not have a performance history.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

INVERSE HIGH YIELD STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse High Yield Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that correlate to the opposite of the performance of the high yield bond market, a result opposite of most mutual funds. The Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

The return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the high yield bond market for that period. As a consequence, especially in periods of market volatility, the path or trend of the high yield bond market during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the high yield bond market for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the high yield bond market.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risk of shorting and (b) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse High Yield Strategy Fund seeks to provide investment results that inversely correlate to the performance of the high yield bond market.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.57%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$160	$496	$855	$1,867

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. Since the Fund had not yet commenced operations as of the most recent fiscal year end, there is no portfolio turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES – The Inverse High Yield Strategy Fund seeks to gain inverse exposure to the performance of the high yield bond market by investing in credit default swaps, futures and other financial instruments with economic characteristics opposite to that of the high yield bond market as represented by U.S. and Canadian high yield bonds. Generally, high yield bonds, which are also commonly referred to as "junk bonds," are those bonds rated BB+ and lower by Standard & Poor's Rating Service or Ba1 and lower by Moody's Investor Services, Inc., but may include unrated bonds that the Advisor determines are of similar quality. The Advisor will consider the liquidity, transaction costs and relative value of available investments in seeking to meet the Fund's objective.

The Fund will primarily invest in credit default swaps to gain inverse exposure to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a buyer of credit protection as it seeks to gain inverse exposure to the high yield bond market, but may also sell credit protection (assuming credit risk) from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity.

In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund may also invest in other financial instruments including corporate notes, convertible debt securities, preferred securities and derivatives thereof, as well as other investment companies, including exchange-traded funds, unit investment trusts, and closed-end funds, that provide inverse exposure to the high yield debt market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments that in combination should provide inverse exposure to the U.S. and Canadian high yield bond markets.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse High Yield Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK – The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

PROSPECTUS

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT TECHNIQUE RISK – Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The Inverse High Yield Strategy Fund has not yet commenced operations and, therefore, it does not have a performance history.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

ALTERNATIVE STRATEGIES ALLOCATION FUND

INVESTMENT OBJECTIVE – The Alternative Strategies Allocation Fund seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.59%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 149% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Fund, a "fund of funds," seeks to achieve its objective by investing principally in a diversified portfolio of affiliated and un-affiliated funds, including exchange-traded funds (the "underlying funds") and, to a limited extent, futures that represent alternative and non-traditional asset classes and/or strategies in an attempt to deliver performance with low correlation (i.e., little or no similarity) to traditional stock and bond asset classes and long-term positive returns. In managing the Fund, the Advisor will apply a proprietary asset allocation methodology that principally allocates assets among underlying funds that emphasize directly, or in combination with other investments, alternative or non-traditional asset classes or investment strategies (i.e., absolute return strategies, commodities, currency arbitrage, global macro, managed futures and real estate) according to the degree of risk associated with each underlying fund given the market conditions in existence at the time of allocation.

Descriptions of the primary alternative and non-traditional asset classes and strategies are as follows:

Market Neutral. Market neutral strategies typically seek to profit independently from stock market movements, while maintaining a low correlation to and mitigating the risks of the U.S. and international equity markets. The strategies will hold long securities that the managers believe are undervalued and take short positions in common stocks that the managers believe are overvalued.

Long/Short Equity. Long/short equity strategies typically seek to profit from investing on both the long and short sides of equity market.

Merger Arbitrage. Merger arbitrage strategies typically invest simultaneously in long and short positions in both companies involved in a merger or acquisition. They typically invest in long positions in the stock of the company to be acquired and short the stocks of the acquiring company.

Commodities. Commodity strategies typically seek exposure to the performance of the commodities markets and/or exposure to a long-short investment strategy that is based on commodity trends.

Currency Arbitrage. Currency arbitrage strategies typically seek capital appreciation through investing in various arbitrage opportunities in currency markets.

Global Macro. Global macro strategies typically seek to profit from changes in currency, commodity, equity and fixed income prices and market volatility.

Fixed Income Arbitrage. Fixed income arbitrage strategies typically seek to profit from relationships between different fixed income securities or fixed income and equity securities, leveraging long and short positions in securities that are related mathematically or economically.

Managed Futures. Managed futures strategies seek to preserve capital through capturing opportunities in various futures markets. The managers typically invest in long positions in the futures that are showing strong upward momentum and short positions in the futures that are in a downward trend. These strategies often provide different exposures to many markets and thus offer low correlations with traditional stock and bond markets.

Real Estate. Real estate strategies typically seek to profit through the development of liquid portfolios of stocks that effectively represent the real estate segment of the market.

The Fund may invest in, and thus have indirect exposure to the risks of the underlying investments, including but not limited to, the following underlying investments. The underlying funds may include affiliated mutual funds, affiliated and unaffiliated exchange-traded funds, commodity pools, and other pooled investment vehicles. Please note that the Advisor may change the Fund's asset class allocation and/or strategy allocation, the underlying funds, or weightings without shareholder notice. The Fund may generally invest in each underlying fund without limitation in a manner consistent with the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

UNDERLYING INVESTMENTS:

Rydex|SGI Underlying Investments (Affiliated)

Rydex Variable Trust Multi-Hedge Strategies Fund

Rydex Variable Trust Commodities Strategy Fund

Rydex Series Funds Global Market Neutral Fund

Rydex Variable Trust Long/Short Commodities Strategy Fund

Rydex Variable Trust Managed Futures Strategy Fund

Rydex Variable Trust Real Estate Fund

CurrencyShares Australian Dollar Trust

CurrencyShares British Pound Sterling Trust

CurrencyShares Canadian Dollar Trust

CurrencyShares Euro Trust

CurrencyShares Japanese Yen Trust

CurrencyShares Mexican Peso Trust

CurrencyShares Russian Ruble Trust

CurrencyShares Swedish Krona Trust

CurrencyShares Swiss Franc Trust

Un-Affiliated Underlying Investments

PowerShares DB G10 Currency Harvest Fund

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is not designed for active investors and is intended for long-term investors only.

PROSPECTUS

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Alternative Strategies Allocation Fund and its investment in underlying funds are subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to an underlying fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with an underlying fund's conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund and certain of the underlying funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – The value of an exchange-traded note (an "ETN") may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's or an underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund or an underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

HIGH YIELD RISK – The Fund and certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INITIAL PUBLIC OFFERING ("IPO") RISK – The Fund may invest a portion of its assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. Because the prices of IPO shares frequently are volatile, the Fund may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for the Fund. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The Fund's investment in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index.

PROSPECTUS

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

PORTFOLIO TURNOVER RISK – Certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REAL ESTATE SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause certain underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	3.11%	(quarter ended 03/31/2009)	-4.72%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (5/1/2008)
Alternative Strategies Allocation Fund	0.85%	-11.12%
Barclay Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	5.42%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

EQUITY MARKET NEUTRAL FUND
(FORMERLY, GLOBAL MARKET NEUTRAL FUND)

INVESTMENT OBJECTIVE – The Equity Market Neutral Fund seeks to provide long-term absolute returns regardless of market conditions, while maintaining a low correlation to and mitigating the risks of the global equity market.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.20%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	1.30%
Short Dividend Expense	0.35%
Remaining Other Expenses	0.95%
Total Annual Fund Operating Expenses	2.50%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$253	$779	$1,331	$2,836

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. Since the Fund had not yet commenced operations as of the most recent fiscal year end, there is no portfolio turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES – To accomplish the Equity Market Neutral Fund's investment objective, the Fund principally invests in long and short positions of common stock of companies, and related American Depositary Receipts ("ADRs"), from all over the world that generally have a minimum market capitalization of $500 million, although the Fund may invest in companies with smaller market capitalizations. The Fund's "absolute return" strategy seeks to deliver, under a variety of market conditions or cycles, positive returns that have low correlation (i.e., little or no similarity) to the performance of the global equity market. In executing this strategy, the Fund's sub-adviser, Security Global Investors, LLC ("SGI"), an affiliate of the Advisor, employs risk management techniques designed to reduce or avoid undesirable investment risks. "Absolute return" does not connote either continuously positive returns, non-fluctuating returns or returns greater than those of major global equity market indices. Rather, there may be periods of negative returns (in an absolute sense and/or relation to major global equity market indices) and returns, whether positive or negative, may fluctuate over time, sometimes widely.

The Fund will hold long securities that SGI believes will outperform the market, and will sell short securities expected to underperform the market. The decision to purchase, hold or short a security is primarily driven by a bottom-up fundamental screening process in which SGI focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole.

The Fund also may invest in initial public offerings, other investment companies, ADRs, and derivative instruments including, but not limited to, futures, swaps and options. The Fund may invest up to 100% of its assets in securities of foreign issuers depending upon market conditions. The Fund also may engage in frequent and active trading of portfolio securities to achieve its investment objective. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Under normal circumstances, the Fund will invest substantially all (at least 80%) of its net assets in equity securities and/or derivatives thereof.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Equity Market Neutral Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INITIAL PUBLIC OFFERING ("IPO") RISK – The Fund may invest a portion of its assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. Because the prices of IPO shares frequently are volatile, the Fund may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for

PROSPECTUS

the Fund. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The Fund's investment in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

LEVERAGING RISK – The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The Equity Market Neutral Fund has not yet commenced operations and, therefore, it does not have a performance history.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISER – Security Global Investors, LLC serves as the investment sub-adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the two individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Mark Kress, CFA, Portfolio and Risk Manager – Mr. Kress has been associated with Security Global Investors since 2001.

•  Yon Perullo, CFA, Portfolio and Risk Manager – Mr. Perullo has been associated with Security Global Investors since 2007.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

LONG/SHORT COMMODITIES STRATEGY FUND

INVESTMENT OBJECTIVE – The Long/Short Commodities Strategy Fund seeks to provide investment results that match the performance of a specific benchmark that measures trends in the commodity futures markets on a daily basis. The Fund's current benchmark is the JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index (the "underlying index" or the "C-IGAR Sigma").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	1.00%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.95%
Other Expenses of the Fund	0.94%
Other Expenses of the Subsidiary	0.01%
Total Annual Fund Operating Expenses	1.95%
Fee Waiver and/or Expense Reimbursement*	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.85%

* The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$188	$582	$1,001	$2,169

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. Since the Fund had not yet commenced operations as of the most recent fiscal year end, there is no portfolio turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES – The Long/Short Commodities Strategy Fund will invest substantially all of its net assets in futures and commodity-linked instruments whose performance is expected to correspond to that of the underlying index ("synthetic positions"). The underlying index is a quantitative rules-based momentum strategy, which examines commodity price trends and the consistency of those trends and references synthetic long or synthetic short positions in a limited number of commodity constituents. The commodity constituents are drawn from a limited investment universe of 14 components of the S&P GSCI(TM) Excess Return Index (Aluminum, Brent Crude, Copper, Corn, Crude Oil, Gold, Heating Oil, Lead, Natural Gas, Nickel,

Silver, Soybeans, Unleaded Gasoline, Wheat). The underlying index can be long up to seven top-performing constituents and short up to seven of the worst performing constituents. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular commodity component the Fund will necessarily be concentrated in that commodity component. The Fund does not seek exposure beyond the exposure provided by the underlying index. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted a fundamental investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry.

The Fund will seek to gain exposure to the underlying index by investing in commodity-linked instruments, including structured notes, exchange-traded funds, exchange-traded notes, other pooled investment vehicles that provide exposure to the commodities markets and in commodity-linked swap agreements, commodity options, futures and options on futures, and common stock. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the underlying index. On certain occasions, the Fund may employ leveraging techniques to match the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities, short-term, high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Long/Short Commodities Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EXCHANGE-TRADED NOTES RISK – The value of an exchange-traded note ("ETN") may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must

PROSPECTUS

sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TAX RISK – The Fund currently gains most of its exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The Long/Short Commodities Strategy Fund is new and, therefore, does not have a performance history for a full calendar year.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

MANAGED FUTURES STRATEGY FUND

INVESTMENT OBJECTIVE – The Managed Futures Strategy Fund seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund's current benchmark is the Standard & Poor's Diversified Trends Indicator® (the "benchmark" or the "S&P DTI").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	1.02%*
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	1.18%**
Other Expenses of the Fund	1.15%
Other Expenses of the Subsidiary	0.03%
Total Annual Fund Operating Expenses	2.20%
Fee Waiver and/or Expense Reimbursement*	0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.08%

*  The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

**  The expenses shown are adjusted to reflect a reduced index licensing fee.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$211	$652	$1,119	$2,410

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Managed Futures Strategy Fund will invest substantially all of its net assets in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the benchmark. The benchmark is a diversified composite of commodity and financial futures designed to provide exposure to both up and down major global market price trends. The current components of the benchmark consist of approximately 14 sectors with a total of 24 futures contracts, allocated 50% to financial futures, e.g., interest rates and currencies, and 50% to physical commodities, e.g., energy and metals. The contracts are positioned either long or short (except for the energy sector contracts, which cannot have a short position) based on their prices relative to their moving averages. The Fund will seek to gain exposure to the benchmark by investing in commodity, currency, and financial-linked structured notes, exchange-traded funds and other investment companies that provide exposure to the managed commodities and financial futures markets, and in commodity, currency, and financial-linked swap agreements, commodity options, futures and options on futures, and common stock. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the benchmark. On certain occasions, the Fund may employ leveraging techniques to match the benchmark. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted a fundamental investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry. To the extent the Fund's benchmark is concentrated in a particular industry the Fund will necessarily be concentrated in that industry.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Managed Futures Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

PROSPECTUS

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

INDUSTRY AND ENERGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, and exchange-traded funds, and structured notes, which that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including exchange-traded funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

LEVERAGING RISK – The Fund achieves leveraged exposure to the benchmark through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

INDUSTRY AND PRECIOUS METALS SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of precious metals companies also may fluctuate widely in response to such events.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TAX RISK – The Fund currently gains most of its exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the benchmark, rounding of share prices, changes to the composition of the benchmark, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	1.50%	(quarter ended 03/31/2009)	-3.64%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (11/7/2008)
Managed Futures Strategy Fund	-3.78%	-6.34%
S&P Diversified Trends Indicator® (reflects no deduction for fees, expenses or taxes)	-5.88%	-8.32%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

MULTI-HEDGE STRATEGIES FUND

INVESTMENT OBJECTIVE – The Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	1.18%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.69%
Short Dividend Expense	0.69%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses	1.95%
Fee Waiver and/or Expense Reimbursement*	0.03%
Total Annual Fund Operating Expenses Fee Waiver and/or Expense Reimbursement	1.92%

* The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$195	$603	$1,037	$2,243

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,074% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Multi-Hedge Strategies Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The allocation to these strategies is based on a proprietary evaluation of their risk and return characteristics. These investment strategies include, but are not limited to:

LONG/SHORT EQUITY – Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets;

PROSPECTUS

EQUITY MARKET NEUTRAL – Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;

FIXED INCOME STRATEGIES – Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in securities that are related mathematically or economically;

MERGER ARBITRAGE – Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and

GLOBAL MACRO – Pursuant to a global macro strategy, portfolio managers seek to profit from changes in currencies, commodity prices, and market volatility.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions.

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including small, mid, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts, exchange-traded funds, and corporate debt. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted a fundamental investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Multi-Hedge Strategies Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, and exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

PROSPECTUS

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2007)	3.70%	(quarter ended 12/31/2008)	-10.74%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (11/29/2005)
Multi-Hedge Strategies Fund	-3.28%	-3.15%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	13.17%	0.15%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

ALL-ASSET CONSERVATIVE STRATEGY FUND
(FORMERLY, ESSENTIAL PORTFOLIO CONSERVATIVE FUND)

INVESTMENT OBJECTIVE – The All-Asset Conservative Strategy Fund's objective is primarily to seek preservation of capital and, secondarily, to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.55%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 291% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Asset Conservative Strategy Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have a conservative allocation to underlying funds that invest in stocks, and a greater allocation to underlying funds that invest in bonds and money market securities as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and unless otherwise noted, each underlying fund listed below is a series of the Trust:

•  Domestic Equity Funds: S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Rydex Series Funds Russell 2000® Fund, Rydex Series Funds S&P 500 Fund, All-Cap Opportunity Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600

Pure Value Fund, Security Equity Fund Large Cap Value Fund, Security Equity Fund, Large Cap Growth, Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund

•  Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, Rydex Series Funds High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund

•  International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, and International Opportunity Fund

•  Alternative Investment and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Rydex Series Funds Global 130/30 Strategy Fund, Rydex Series Funds Global Market Neutral Fund, and Long/Short Commodities Strategy Fund

The Fund may also invest in exchange-traded funds and, to a limited extent, futures to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Asset Conservative Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK – The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including

PROSPECTUS

illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – Certain of the underlying funds may invest in exchange-traded notes ("ETNs"). The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – Certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INCOME RISK – Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and UITs. For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

PROSPECTUS

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – Certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – Certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STABLE PRICE PER SHARE RISK – Certain of the underlying funds may be subject to Stable Price per Share Risk. Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	8.43%	(quarter ended 03/31/2009)	-8.97%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (10/27/2006)
All-Asset Conservative Strategy Fund	5.06%	0.45%
Synthetic All-Asset Conservative Strategy Benchmark* (reflects no deduction for fees, expenses or taxes)	15.27%	2.36%
Synthetic Essential Portfolio Conservative Benchmark** (reflects no deduction for fees, expenses or taxes)	14.80%	2.92%
S&P 500® Index** (reflects no deduction for fees, expenses or taxes)	26.47%	-4.32%

*  Effective June 23, 2009, the composition of the benchmark was changed to a 32/8/60 ratio of the performance of the Russell 3000® Index, the MSCI EAFE Index® and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index® is composed of the largest 3,000 U.S. companies ranked by total market capitalization, representing 98% of the U.S. investable equity market. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The Barclays Capital U.S. Aggregate Bond Index is a component of the U.S. Universal Index in its entirety. The Index was created in 1986, with index history backfilled to January 1, 1976. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

**  Prior to June 23, 2009, the Benchmark reflects a 40/60 ratio of the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Aggregate Bond Index). The S&P 500® Index is an unmanaged capitalization-weighted index composed of 500 common stocks, which are chosen by Standard & Poor's, a Division of The McGraw-Hill Company ("S&P"), on a statistical basis. The Lehman Aggregate Bond Index measures the performance of the total United States investment grade bond market, which includes investment grade U.S. Treasury bonds, government related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. Returns reflect no deduction for fees, expenses or taxes.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

PROSPECTUS

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

ALL-ASSET MODERATE STRATEGY FUND
(FORMERLY, ESSENTIAL PORTFOLIO MODERATE FUND)

INVESTMENT OBJECTIVE – The All-Asset Moderate Strategy Fund's objective is primarily to seek growth of capital and, secondarily, to seek preservation of capital.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.59%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 256% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Asset Moderate Strategy Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have a moderate allocation to underlying funds that invest in stocks, and a moderate allocation to underlying funds that invest in bonds as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and unless otherwise noted, each underlying fund listed below is a series of the Trust:

•  Domestic Equity Funds: Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, NASDAQ-100® Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Rydex Series Funds Russell 2000® Fund, Rydex Series Funds S&P 500 Fund, All-Cap Opportunity

PROSPECTUS

Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Security Equity Fund Large Cap Value Fund, Security Equity Fund, Large Cap Growth, Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund

•  Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, Rydex Series Funds High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund

•  International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, and International Opportunity Fund

•  Alternative Investment and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Long/Short Commodities Strategy Fund, Rydex Series Funds Global 130/30 Strategy Fund, and Rydex Series Funds Global Market Neutral Fund

The Fund may also invest in exchange-traded funds and, to a limited extent, futures to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Asset Moderate Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK – The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – Certain of the underlying funds may invest in exchange-traded notes ("ETNs"). The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – Certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INCOME RISK – Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and UITs. For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

PROSPECTUS

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STABLE PRICE PER SHARE RISK – Certain of the underlying funds may be subject to Stable Price per Share Risk. Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

TRACKING ERROR RISK – The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	11.06%	(quarter ended 09/30/2008)	-8.52%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (10/27/2006)
All-Asset Moderate Strategy Fund	11.79%	0.35%
Synthetic All-Asset Moderate Strategy Benchmark* (reflects no deduction for fees, expenses or taxes)	19.92%	0.35%
Synthetic Essential Portfolio Moderate Benchmark** (reflects no deduction for fees, expenses or taxes)	19.00%	0.82%
S&P 500® Index** (reflects no deduction for fees, expenses or taxes)	26.47%	-4.32%

*  Effective June 23, 2009, the composition of the benchmark was changed to a 48/12/40 ratio of the performance of the Russell 3000® Index, the MSCI EAFE Index® and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000® Index is composed of the largest 3,000 U.S. companies ranked by total market capitalization, representing 98% of the U.S. investable equity market. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The Barclays Capital U.S. Aggregate Bond Index is a component of the U.S. Universal Index in its entirety. The Index was created in 1986, with index history backfilled to January 1, 1976. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

**  Prior to June 23, 2009, the Benchmark reflects a 60/40 ratio of the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Aggregate Bond Index). The S&P 500® Index is an unmanaged capitalization-weighted index composed of 500 common stocks, which are chosen by Standard & Poor's, a Division of The McGraw-Hill Company ("S&P"), on a statistical basis. The Lehman Aggregate Bond Index measures the performance of the total United States investment grade bond market, which includes investment grade U.S. Treasury bonds, government related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. Returns reflect no deduction for fees, expenses or taxes.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS

ALL-ASSET AGGRESSIVE STRATEGY FUND
(FORMERLY, ESSENTIAL PORTFOLIO AGGRESSIVE FUND)

INVESTMENT OBJECTIVE – The All-Asset Aggressive Strategy Fund's objective is to primarily seek growth of capital.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.67%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 307% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Asset Aggressive Strategy Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have an aggressive allocation to underlying funds that invest in stocks, and a lower allocation to underlying funds that invest in bonds as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and, unless otherwise noted, each underlying fund listed below is a series of the Trust:

•  Domestic Equity Funds: NASDAQ-100® 2x Strategy Fund, Nova Fund, Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Russell 2000® 1.5x Strategy Fund, Rydex Series Funds Russell 2000® Fund, Rydex Series Funds S&P 500 Fund,

All-Cap Opportunity Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Security Equity Fund Large Cap Value Fund, Security Equity Fund, Large Cap Growth, Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund

•  Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, Rydex Series Funds High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund

•  International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, and International Opportunity Fund

•  Alternative Investment and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Long/Short Commodities Strategy Fund, Rydex Series Funds Global 130/30 Strategy Fund, and Rydex Series Funds Global Market Neutral Fund

The Fund may also invest in exchange-traded funds and, to a limited extent, futures to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Asset Aggressive Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK – The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including

PROSPECTUS

illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – Certain of the underlying funds may invest in exchange-traded notes ("ETNs"). The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INCOME RISK – Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and UITs. For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate sector companies also may fluctuate widely in response to such events.

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT STYLE RISK – The Fund may invest in certain underlying funds that are subject to Investment Style Risk. An underlying fund is subject to the risk that the Advisor's use of a price momentum-driven investment strategy may cause the underlying fund, and thus the Fund, to underperform other types of mutual funds that use different investment strategies during periods when price momentum investing is out of favor.

INVESTMENT TECHNIQUE RISK – Some investment techniques of certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

PROSPECTUS

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund or certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STABLE PRICE PER SHARE RISK – Certain of the underlying funds are subject to Stable Price Per Share Risk. Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TECHNOLOGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

TRACKING ERROR RISK – The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	13.69%	(quarter ended 12/31/2008)	-12.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (10/27/2006)
All-Asset Aggressive Strategy Fund	18.38%	-0.80%
Synthetic All-Asset Aggressive Strategy Benchmark* (reflects no deduction for fees, expenses or taxes)	24.53%	-1.79%
Synthetic Essential Portfolio Aggressive Benchmark** (reflects no deduction for fees, expenses or taxes)	22.89%	-1.61%
S&P 500® Index** (reflects no deduction for fees, expenses or taxes)	26.47%	-4.32%

*  Effective June 23, 2009, the composition of the benchmark was changed to a 64/16/20 ratio of the performance of the Russell 3000® Index, the MSCI EAFE Index® and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index® is composed of the largest 3,000 U.S. companies ranked by total market capitalization, representing 98% of the U.S. investable equity market. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The Barclays Capital U.S. Aggregate Bond Index is a component of the U.S. Universal Index in its entirety. The Index was created in 1986, with index history backfilled to January 1, 1976. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

**  Prior to June 23, 2009, the Benchmark reflects an 80/20 ratio of the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Aggregate Bond Index). The S&P 500® Index is an unmanaged capitalization-weighted index composed of 500 common stocks, which are chosen by Standard & Poor's, a Division of The McGraw-Hill Company ("S&P"), on a statistical basis. The Lehman Aggregate Bond Index measures the performance of the total United States investment grade bond market, which includes investment grade U.S. Treasury bonds, government related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. Returns reflect no deduction for fees, expenses or taxes.

PROSPECTUS

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE – The Rydex U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.78%
Total Annual Fund Operating Expenses	1.28%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Rydex U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. Government.

PROSPECTUS

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the U.S. Government Money Market Fund is subject to a number of additional risks that may affect the value of its shares, including:

CREDIT RISK – The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK – Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

STABLE PRICE PER SHARE RISK – The Fund is subject to Stable Price Per Share Risk. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2000)	1.36%	(quarter ended 3/31/2004)	0.00%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
U.S. Government Money Market Fund	0.06%	2.17%	1.95%

YIELD

Call 800.820.0888 for the U.S. Government Money Market Fund's current yield.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

DOMESTIC EQUITY FUNDS – Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Inverse Russell 2000® 2x Strategy Fund, Inverse S&P 500 2x Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Nova Fund, NASDAQ-100® Fund, Russell 2000® Fund, Russell 2000® 1.5x Strategy Fund, and S&P 500 Fund

DOMESTIC EQUITY – STYLE FUNDS – S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, and S&P SmallCap 600 Pure Value Fund

SECTOR FUNDS – Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund

INTERNATIONAL EQUITY FUNDS – Europe 1.25x Strategy Fund and Japan 2x Strategy Fund

SPECIALTY FUNDS – Commodities Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, and Real Estate Fund

OPPORTUNISTIC FUNDS – All-Cap Opportunity Fund and International Opportunity Fund

FIXED INCOME FUNDS – Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, and Inverse High Yield Strategy Fund

ALTERNATIVE FUNDS – Alternative Strategies Allocation Fund, Equity Market Neutral Fund, Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund

ASSET ALLOCATION FUNDS – All-Asset Aggressive Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Conservative Strategy Fund

MONEY MARKET FUND – U.S. Government Money Market Fund

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

PROSPECTUS

INVESTMENT OBJECTIVES

The investment objective of each Fund (except for the U.S. Government Money Market Fund) is non-fundamental and may be changed without shareholder approval.

Dow 2x Strategy, NASDAQ-100® 2x Strategy, Russell 2000® 2x Strategy, S&P 500 2x Strategy and Strengthening Dollar 2x Strategy Funds. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase on a daily basis by 200% of any increase in the value of a Fund's underlying index (e.g., if the value of the underlying index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of a Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

Inverse Dow 2x Strategy, Inverse NASDAQ-100® 2x Strategy, Inverse Russell 2000® 2x Strategy, Inverse S&P 500 2x Strategy and Weakening Dollar 2x Strategy Funds. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase on a daily basis by 200% of any decrease in the value of a Fund's underlying index (e.g., if the value of a Fund's underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day).When the value of a Fund's underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of any increase in the value of the underlying index (e.g., if the value of the Fund's underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

Inverse Mid-Cap Strategy, Inverse NASDAQ-100® Strategy, Inverse Russell 2000® Strategy and Inverse S&P 500 Strategy Funds. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase during times when the value of a Fund's underlying index is decreasing. When the value of a Fund's underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

Mid-Cap 1.5x Strategy, Russell 2000® 1.5x Strategy and Europe 1.25x Strategy Fund. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase during times when the performance of a Fund's underlying index is increasing. When the value of a Fund's underlying index is decreasing, the value of the Fund's shares will tend to decrease.

Nova Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

NASDAQ-100®, Russell 2000®, S&P 500, S&P 500 Pure Growth, S&P 500 Pure Value, S&P MidCap 400 Pure Growth, S&P MidCap 400 Pure Value, S&P SmallCap 600 Pure Growth, S&P SmallCap 600 Pure Value, Commodities Strategy Fund, Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase on a daily basis by the percentage of any increase in the value of a Fund's underlying index or benchmark. When the value of a Fund's underlying index or benchmark declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index or benchmark.

Japan 2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase by 200% of the fair value of the underlying index during times when the performance of the underlying index is increasing. When the fair value of the Fund's underlying index decreases, the value of the Fund's shares should also decrease by 200% of the fair value of the decrease in the underlying index (e.g., if the fair value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 10%). Due to the use of fair valuation, which is explained in more detail under "Calculating NAV," the value of the Fund's shares may increase by more or less than 200% of the reported value of the underlying index on any given day.

Government Long Bond 1.2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

Inverse Government Long Bond Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

Inverse High Yield Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase during times when the value of the high yield bond market, as a whole, is decreasing. When the value of the high yield bond market is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the value of the high yield bond market increases by 5%, the value of the Fund's shares should decrease by 5% on that day).

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

With the exception of the All-Cap Opportunity Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternative Strategies Allocation Fund, and Asset Allocation Funds, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. The Alternative Strategies Allocation Fund and each of the Asset Allocation Funds may, but will not necessarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy, if employed, could result in lower return and loss of market opportunity. Thus, when pursuing a temporary defensive strategy, the Alternative Strategies Allocation Fund and each of the Asset Allocation Funds may not achieve its respective investment objective.

Each Domestic Equity Fund's, Domestic Equity-Style Fund's, Sector Fund's, International Equity Fund's, and Real Estate Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Domestic Equity Funds, International Equity Funds, Specialty Funds (except for the Real Estate Fund), Fixed Income Funds (except for the High Yield Strategy Fund and Inverse High Yield Strategy Fund), Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund. In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Funds is to match or correlate with the performance of each Fund's underlying index or other benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The following Funds — Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Inverse Russell 2000® 2x Strategy Fund, Inverse S&P 500 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund — are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and stock indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Inverse Russell 2000® 2x Strategy Fund, Inverse S&P 500 2x Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500 Strategy Fund, Inverse Government Long Bond Strategy Fund and Weakening Dollar 2x

PROSPECTUS

Strategy Fund, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective underlying indices.

It is expected that affiliates of JPMorgan, the publisher of the Long/Short Commodities Strategy Fund's underlying index, may act as principal or agent in connection with securities and other financial instruments in which the Long/Short Commodities Strategy Fund may invest, including without limitation swaps and structured notes.

Sector and Real Estate Funds. In managing the Sector and Real Estate Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector using Global Industry Classification Standard (GICS) codes. The Advisor then employs a quantitative screen to ensure minimum capitalization and liquidity standards. The resulting portfolio is weighted to meet diversification standards and to generate returns respective of that sector. The Advisor monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector and Real Estate Funds to ensure that each Fund remains a valid representation of its sector.

All-Cap Opportunity Fund. Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy lists. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries or sectors in order to take advantage of volatility in the top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. As discussed above, the Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

International Opportunity Fund. The Advisor manages the Fund primarily through the implementation of a quantitative model generated by Valu-Trac, the Fund's Sub-Advisor. The Sub-Advisor's model applies a set of factors to the countries included in the Index that it believes are indicative of the future value and growth of developed market countries and their respective currencies to determine those countries that have the most desirable risk and return profiles. The model then overweights those countries with the most promising risk and return profiles in an effort to achieve returns in excess of those of the Index, while attempting to manage the risk of the Fund's portfolio. The result is a recommended asset allocation among those countries that provide the best opportunity to capture the desired risk and return profile. The factors used by the Sub-Advisor are derived from quantifiable data, such as free cash earnings, interest rate movement, technical indicators, such as growth and inflation rates, and central bank monetary policy. On at least a monthly basis, the Sub-Advisor, using the model, applies the factors to the countries included in the Index to generate a ranking of those countries that demonstrate the greatest potential for return. The portfolio rebalance process takes into account the return potential and rotates the Fund's exposure from less attractive countries to more attractive countries while also managing the return and risk profile.

The Sub-Advisor also intends to actively manage the Fund's currency exposure by employing a currency overlay strategy. For example, the Sub-Advisor may overweight or underweight exposure to a particular country's currency relative to that currency's weighting in the Fund or in the Index or may seek to gain exposure to currencies for countries included in the Index, which may at times be overweight relative to the Index, even if the Fund does not have exposure to the underlying equity. Using this strategy, the Sub-Advisor analyzes the return potential for the currency of each country included in the Index and will recommend, as applicable, long and/or short currency transactions in selected countries' currencies as well as the U.S. Dollar in an attempt to generate excess returns and manage risks.

Based on the results of the model, the Advisor reallocates the Fund's investments to gain exposure to a minimum of 6 and a maximum of 15 of those countries that demonstrate the greatest potential for return, while also managing risk, as predicted by the model. As a result, the Fund's exposure to the countries included in the Index will rotate periodically depending on the rankings and allocations generated by the model.

High Yield Strategy and Inverse High Yield Strategy Funds. The Advisor's primary objective for the High Yield Strategy Fund and Inverse High Yield Strategy Fund is to correlate with the performance of the high yield bond market. The Advisor seeks to create portfolios that will correlate highly with the performance of the high yield bond market by investing in credit default swaps, bond futures and other financial instruments that have risk and return characteristics similar to a portfolio of high yield securities. A high yield bond is a bond that is rated below investment grade. Generally, high yield bonds are those bonds rated BB+ and lower by Standard & Poor's Rating Service or Ba1 and lower by Moody's Investor Services, Inc. Investors are subject to credit risk when investing in high yield bonds as issuers of the debt may be unable to make their interest and principal payments. High yield bonds typically pay higher yields because they tend to have a higher risk of defaulting than investment grade bonds. Investors are also subject to interest rate risk when investing in high yield bonds as fixed income securities will generally decrease when interest rates rise. However, the prices of high yield bonds may not necessarily move inversely with changes in interest rates due to changes in credit risk and/or other risks. The Funds will primarily invest in credit default swaps to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk. A buyer of credit default swaps is buying credit protection or mitigating credit risk. The High Yield Strategy Fund will generally be a seller of credit protection and the Inverse High Yield Strategy Fund will generally be a buyer of credit protection. To manage interest rate risk, the Funds invest in bond futures. The High Yield Strategy Fund will typically buy bond futures, whereas the Inverse High Yield Strategy Fund will typically sell bond futures short. Additionally, the Advisor evaluates the relative liquidity of underlying securities to determine the optimal mix of assets for each Fund.

In response to market, economic, political or other conditions, the Advisor may temporarily use a different investment strategy for defensive purposes. If the Advisor does so, different factors could affect the Funds' performance and the Funds may not achieve their respective investment objectives.

Multi-Hedge Strategies Fund. The Advisor develops and implements structured investment strategies designed to achieve the Fund's objective. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund's market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

As the result of market observations and internal and external research, the Advisor believes that many hedge fund strategies can be replicated through systematic directional and non-directional positions. These hedge fund strategies can be combined with the objective of creating a returns stream which is differentiated from traditional systematic sources of equity and bond returns (i.e., Beta). The Advisor utilizes several proprietary quantitative models and market insights to allocate between its five investment strategies with the intent of generating capital appreciation while managing risk.

DIRECTIONAL AND NON-DIRECTIONAL POSITIONS

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

•  An Equities position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

•  A Fixed Income position involves investing in a portfolio that buys a basket of U.S. government securities or bond futures.

•  A Directional Commodity trade involves investing in precious metals, livestock, grains, and other basic goods or materials.

PROSPECTUS

•  A Directional Currency trade consists of purchasing or selling a basket of foreign currencies against the U.S. Dollar.

•  A Covered Call Options position involves investing in written call options on underlying securities which a Fund already owns.

•  A Long Options position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

•  A Volatility Arbitrage Spread trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

•  A Market Neutral Value position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Growth position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Momentum position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Capitalization position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Illiquidity Premium trade involves purchasing a basket of illiquid securities which may include, but is not limited to, closed-end funds and shorting a basket of more liquid stocks against them. The portfolio is structured to minimize market exposure.

•  A Merger Arbitrage Spreads position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Duration Neutral Term Spreads position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

•  A Duration Neutral Default Spreads position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

•  A Convertible Arbitrage Spread involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.

•  A Currency Spread trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.

Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund. The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective. The Advisor uses quantitative methods to construct a portfolio that seeks to correlate highly with each Fund's underlying index. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's underlying index in order to maintain consistency and predictability.

It is expected that affiliates of JPMorgan, the publisher of the Long/Short Commodities Strategy Fund's underlying index, may act as principal or agent in connection with securities and other financial instruments in which the Long/Short Commodities Strategy Fund may invest, including without limitation swaps and structured notes.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

Equity Market Neutral Fund. In constructing a portfolio for the Fund, SGI employs quantitative and qualitative research methods to evaluate an investment universe of approximately 5,000 of the largest companies in the world to determine the most promising investment opportunities for the Fund. As part of this process, SGI evaluates a company's growth, profitability, and valuation characteristics (e.g., price-to-earnings ratios, growth rates and earnings estimates).

In determining whether to buy or short a security, SGI uses a bottom-up fundamental research process in which they focus on analyzing individual companies rather than the industry in which a company operates or the market as a whole. Once the investment universe has been narrowed, SGI focuses on the outliers within each economic sector represented in the investment universe and conducts a more intensive investment analysis to group the remaining stocks into two categories: (1) those which provide the greatest promise for out-performance (long positions) and (2) those which provide the greatest promise for underperformance (short positions). SGI then constructs the Fund's portfolio by selecting certain of these stocks while considering sector weights and overall risk control. Generally, the long and short positions are matched on a variety of risk characteristics in order to abate the overall portfolio's exposure to systematic risk normally associated with global equity investing.

When the Fund engages in a short sale of a security, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund must purchase the same stock in the market and return it to the lender. If the market price of the security decreases between the time the Fund borrowed it and when the Fund purchased the stock in the market, the Fund will earn money on the short sale. Conversely, if the price of the stock increases after the Fund borrows it, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. When the Fund settles a short sale, the broker effecting the short sale generally holds the proceeds of the short sale as collateral securing the Fund's obligation to cover the short position. The Fund may use this cash to purchase additional securities, which will allow the Fund to maintain long positions in excess of 100% of the Fund's net assets. This investment technique is known as "leverage." When the Fund does this, it is required to pledge additional collateral as security to the broker and is subject to constraints designed to limit the amount of loss from such leverage. SGI may sell a long position or close out a short position for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Alternative Strategies Allocation Fund. The Fund attempts to achieve returns with low correlation to the returns of traditional stock and bond asset classes and generate capital appreciation by investing the Fund's

PROSPECTUS

assets in underlying funds comprised of alternative and non-traditional asset classes or investment strategies such as, but not limited to, absolute return, currency arbitrage, commodities, global macro, managed futures, and real estate. The Fund may also invest in exchange-traded notes and individual securities to complement its investment in the underlying funds or to better manage cash positions.

In seeking to achieve returns with low correlation to the returns of traditional stock and bond asset classes and to provide capital appreciation, the Advisor uses a quantitative investment methodology with input from current market data to efficiently allocate the Fund's assets across the underlying funds (the "optimization process"). The goal of the optimization process is to create the best portfolio, given historical correlations and risks, to achieve the Fund's stated objective. The process applies dynamic constraints that seek to diversify the risks across the underlying funds and avoid a concentration of risk from a single underlying fund's specific risk. The Advisor administers the optimization process on a regular basis in order to rebalance the composition of the underlying funds and adjust underlying fund weights.

The underlying funds will be periodically evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the Fund, alternate underlying funds may be added to obtain exposure to new alternative and non-traditional asset classes or investment strategies, to replace underperforming underlying funds, or to enhance returns.

From time to time, the portfolio managers may also evaluate the possibility of adding additional alternative and non-traditional asset class categories. A new asset class would be added if the fund managers determine that it will help the Fund meet its investment objective.

Asset Allocation Funds. Each Fund is a "fund of funds," which means that each Fund seeks to achieve its investment objective by investing primarily in a combination of funds within the same group of affiliated investment companies, the Rydex|SGI family of Funds (collectively, the "underlying funds"), which are advised by PADCO Advisors, Inc., PADCO II Advisors, Inc., Security Investors, LLC, and Security Global Investors, LLC (together, "Security Global Investors"), and in exchange-traded funds instead of in individual securities.

In managing the Asset Allocation Funds, the Advisor uses many of the tenets of Essential Portfolio Theory ("EPT"), an investment theory developed by the Advisor. The theory is based upon a disciplined and diversified approach to investing that attempts to take into account the various factors that influence today's financial markets. EPT attempts to maximize returns for a benchmark-targeted level of risk by investing each Fund's assets in underlying funds comprised of equities, fixed income and money market instruments, alternative asset classes, and alternative investment strategies.

In seeking to achieve the goal of maximizing returns for each Fund's risk level, the Advisor uses quantitative analysis to efficiently allocate across underlying funds (the "optimization process"). The Advisor may make modifications to the optimization process from time to time to take certain qualitative factors into consideration. The Advisor runs the optimization process on a regular basis in order to integrate current market data and reallocate, as necessary, each Fund's asset allocations.

The Asset Allocation Funds seek to integrate many of the central tenets of EPT, which include:

•  Taking advantage of true diversification: Expand upon the traditional asset allocation menu and consider asset classes both positively and negatively correlated to the market, such as commodities, futures, real estate, inverse investments, hedge fund-type strategies such as absolute return, and leveraged or currency products – all of which may help investors achieve a truly diversified portfolio that may reduce risk.

•  Combining leverage with diversification to achieve a targeted risk/return objective: Invest in underlying funds that use leverage to increase exposure to select market indices, freeing up assets to invest in alternative asset classes.

•  Offsetting the constraints of long-only portfolios: Long-only portfolios increase in value only in a rising environment. By adding short or inverse underlying funds to a portfolio – inverse funds, and underlying funds that use options or futures – investors can potentially reduce market risks and create and absolute return strategy.

•  Moving away from cap-weighting: A cap-weighted portfolio puts the largest weight on the companies that are the biggest. There is more diversification and opportunity if the investments are spread over smaller companies.

•  Incorporating current and forward-looking data: Instead of considering recent historical data and past performance to make projections for future periods, use current information to project future expectations and to optimize returns.

•  Implementing multifactor strategies: When estimating an asset's expected return, consider a variety of factors, such as growth, value, size and momentum.

•  Employing rules-based rebalancing: Use rules- or risk-based rebalancing – putting parameters in place based on portfolio weightings – rather than rebalancing solely upon a preset, calendar based schedule – which may help avoid the risk of over concentration of an asset class in a volatile market.

The Asset Allocation Funds offer three choices for different investment styles in accordance with different target risks. The following table indicates each Fund's typical target allocation and risk, which is how each Fund's investments will be generally allocated among the major asset classes over the long term. It is possible that each Fund's target allocation may differ from these ranges, depending on market conditions or other factors.

FUND	TARGET RISK	TARGET ALLOCATION RANGE
ALL-ASSET CONSERVATIVE STRATEGY FUND	LOW
Equity		20-50%
Fixed Income/Money Market		20-70%
Alternative		0-35%
ALL-ASSET MODERATE STRATEGY FUND	MEDIUM
Equity		30-70%
Fixed Income/Money Market		10-50%
Alternative		0-40%
ALL-ASSET AGGRESSIVE STRATEGY FUND	HIGH
Equity		50-90%
Fixed Income/Money Market		5-30%
Alternative		0-45%

In general, the All-Asset Conservative Strategy Fund may be appropriate for investors who: have a low risk tolerance and primarily seek preservation of capital from their investment. The All-Asset Moderate Strategy Fund may be appropriate for investors who: have a moderate risk tolerance, primarily seek growth from their investment, and are willing to assume some short-term price fluctuations in exchange for potentially higher returns over time. The All-Asset Aggressive Strategy Fund may be appropriate for investors who: have an aggressive risk tolerance, primarily seek growth from their investment, and seek to maximize long-term returns with the ability to accept possible significant short or long-term losses.

Most underlying funds have risks associated with them as described either in this Prospectus or each underlying fund's individual prospectus. You also may request an underlying fund's prospectus or Statement of Additional Information (the "SAI") by calling Rydex|SGI Client Services at 800.820.0888 or 301.296.5406, or visiting the U.S. Securities and Exchange Commission's website at www.sec.gov.

INVESTMENT IN THE SUBSIDIARIES – The Commodities Strategy Fund, Long/Short Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Managed Futures Strategy Fund may each invest in its Subsidiary. Investment in the Subsidiary is expected to provide each Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to each Fund. For more information about applicable federal tax requirements, please see "Dividends, Distributions and Additional Tax Information."

It is expected that each Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to

PROSPECTUS

the Investment Company Act of 1940 ("1940 Act"), and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.

The Advisor will consider whether it is more advantageous for a Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of each Fund's investment in the Subsidiary will vary based on the Advisor's use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary. To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund's transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund.

With respect to the Commodities Strategy Fund's, Long/Short Commodities Strategy Fund's, Multi-Hedge Strategies Fund's, and Managed Futures Strategy Fund's investment in their respective Subsidiaries, please refer to "Investment Policies, Techniques, and Risk Factors" in the Funds' SAI for more information about the operation and management of each Fund's Subsidiary.

IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS

The Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Nova Fund, Government Long Bond 1.2x Strategy Fund, and Strengthening Dollar 2x Strategy Fund (the "Daily Leveraged Funds") seek daily leveraged investment results. The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund also seek leveraged investment results (the "Leveraged Funds"). The Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Inverse Russell 2000® 2x Strategy Fund, Inverse S&P 500 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the "Leveraged Inverse Funds") seek to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis. The Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse Russell 2000® Strategy Fund, and Inverse Government Long Bond Strategy Fund (the "Daily Inverse Funds") seek to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis. The Inverse High Yield Strategy Fund seeks to provide investment results that inversely correlate to the performance of the high yield bond market (the "Inverse Fund").

As discussed in each Daily Leveraged Fund's, Leveraged Fund's, Leveraged Inverse Fund's, Daily Inverse Fund's, and Inverse Fund's summary section, the Funds' performance is subject to the effects of compounding and leverage, which are discussed in more detail below.

UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The S&P 500® Index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility of the S&P 500® Index is 16.05%. The indices underlying the Funds' benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average historical volatility for the five-year period ended December 31, 2009 of the indices underlying the Funds' benchmarks is as follows: Dow Jones Industrial AverageSM - 15.04%; STOXX 50® Index - 16.18%; NASDAQ-100 Index® - 20.51%; Nikkei 225 Stock Average - 21.70%; Russell 2000® Index - 21.35%; S&P 500® Index - 16.05%; S&P MidCap 400 Index - 19.57%; and U.S. Dollar Index - 9.59%. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.

PROSPECTUS

MARKET VOLATILITY. Each Daily Leveraged Fund and Leveraged Inverse Fund seeks to provide a return that is a multiple of the daily performance of its benchmark. No Daily Leveraged Fund or Leveraged Inverse Fund attempts to, and no Daily Leveraged Fund or Leveraged Inverse Fund should be expected to, provide returns that are a multiple of the return of the benchmark for periods other than a single day. Each Daily Leveraged Fund and Leveraged Inverse Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair a Daily Leveraged Fund's and Leveraged Inverse Fund's performance if the benchmark experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%. If the benchmark's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x daily leveraged fund widens to approximately -14.8% while the loss for a 2x inverse fund rises to 38.0%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the benchmark is flat. For instance, if annualized volatility of the benchmark is 90%, a 2x leveraged inverse fund targeted to the same benchmark would be expected to lose more than 90% of its value even if the cumulative benchmark return for the year was 0%. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

TABLE 1

Benchmark Annualized Volatility Range	Hypothetical 2x Leveraged Fund Loss	Hypothetical 2x Inverse Fund Loss
10%	-1.0%	-2.9%
20%	-3.9%	-11.3%
30%	-8.6%	-23.6%
40%	-14.8%	-38.0%
50%	-22.2%	-52.7%
60%	-30.4%	-66.0%
70%	-39.1%	-77.1%
80%	-47.5%	-85.3%
90%	-56.2%	-91.3%
100%	-64.0%	-95.1%

Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

Table 2 shows the range of volatility for certain of the indices to which certain of the Daily Leveraged Funds or Leveraged Inverse Funds are benchmarked over the six months ended December 31, 2009. (In historical terms, volatility ranges during this period were extremely high.) The indices to which the Funds are benchmarked have historical volatility rates over that period ranging from 6.72% to 16.89%. Since market volatility, like that experienced by the markets recently, has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Daily Leveraged Funds and Leveraged Inverse Funds in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Daily Leveraged Funds and Leveraged Inverse Funds for long periods. These tables are intended to simply underscore the fact that the Daily Leveraged Funds and Leveraged Inverse Funds are designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. They are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

TABLE 2

Index	Volatility Average for Six Months ended December 31, 2009
S&P 500® Index	8.08%
Dow Jones Industrial AverageSM	9.56%
Russell 2000® Index	16.89%
NASDAQ-100 Index®	14.33%
Nikkei 225 Stock Average	11.58%
STOXX 50 IndexSM	8.23%
U.S. Dollar Index	6.72%

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Daily Leveraged Fund seeks daily exposure to its target index equal to or in excess of 120% of its net assets while each Leveraged Inverse Fund seeks daily exposure to its target index equal to -200% of its net assets. As a consequence, for each Daily Leveraged Fund the risk of total loss of your investment exists in the event of a movement of the Daily Leveraged Fund's target index in excess of 50% in a direction adverse to the Daily Leveraged Fund (meaning a decline in the value of the target index of a Daily Leveraged Fund) and for each Leveraged Inverse Fund the risk of total loss exists in the event of a movement of the Leveraged Inverse Fund's target index in excess of 50% in a direction adverse to the Leveraged Inverse Fund (meaning a gain in the value of the target index of a Leveraged Inverse Fund). In short, the risk of total loss of your investment exists.

THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Daily Leveraged Funds and Leveraged Inverse Funds seek daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Daily Leveraged Fund's underlying index gains 10% for a week, the Daily Leveraged Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Daily Leveraged Fund's or Leveraged Inverse Fund's daily target or inverse daily target (e.g., 200% or -200%) will not generally equal a Daily Leveraged Fund's or Leveraged Inverse Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact a Daily Leveraged Fund's and Leveraged Inverse Fund's performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in a Daily Leveraged Fund and Leveraged Inverse Fund over a 10 trading day period and do not reflect expenses of any kind.

PROSPECTUS

TABLE 1: NO CLEAR TREND IN THE MARKET

	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
DAY 1	105	5.00%	5.00%	$110.00	10.00%	10.00%	$90.00	-10.00%	-10.00%
DAY 2	110	4.76%	10.00%	$120.48	9.52%	20.48%	$81.43	-9.52%	-18.57%
DAY 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%	$96.23	18.18%	-3.77%
DAY 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%	$115.48	20.00%	15.48%
DAY 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%	$128.31	11.11%	28.31%
DAY 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%	$83.03	-35.29%	-16.97%
DAY 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%	$91.33	10.00%	-8.67%
DAY 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%	$81.71	-10.53%	-18.29%
DAY 9	105	5.00%	5.00%	$103.77	10.00%	3.77%	$73.54	-10.00%	-26.46%
DAY 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%	$80.55	9.52%	-19.45%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -6.11%, while the hypothetical return of the Leveraged Inverse Fund is -19.45%. The volatility of the benchmark performance and lack of clear trend results in performance for each Daily Leveraged Fund and Leveraged Inverse Fund for the period which bears little relationship to the performance of the Funds' target index for the 10 trading day period.

TABLE 2: CLEAR TREND THAT MARKET RISES

	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
DAY 1	102	2.00%	2.00%	$104.00	4.00%	4.00%	$96.00	-4.00%	-4.00%
DAY 2	104	1.96%	4.00%	$108.08	3.92%	8.08%	$92.24	-3.92%	-7.76%
DAY 3	106	1.92%	6.00%	$112.24	3.85%	12.24%	$88.69	-3.85%	-11.31%
DAY 4	108	1.89%	8.00%	$116.47	3.77%	16.47%	$85.34	-3.77%	-14.66%
DAY 5	110	1.85%	10.00%	$120.78	3.70%	20.78%	$82.18	-3.70%	-17.82%
DAY 6	112	1.82%	12.00%	$125.18	3.64%	25.18%	$79.19	-3.64%	-20.81%
DAY 7	114	1.79%	14.00%	$129.65	3.57%	29.65%	$76.36	-3.57%	-23.64%
DAY 8	116	1.75%	16.00%	$134.20	3.51%	34.20%	$73. 68	-3.51%	-26.32%
DAY 9	118	1.72%	18.00%	$138.82	3.45%	38.82%	$71.14	-3.45%	-28.86%
DAY 10	120	1.69%	20.00%	$143.53	3.39%	43.53%	$68.73	-3.39%	-31.27%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is 43.53%, while the hypothetical return of the Leveraged Inverse Fund is -31.27%. The hypothetical return of the Daily Leveraged Fund is 218% of the index return for the 10 trading day period while the hypothetical return of the Leveraged Inverse Fund is -156% of the index return for the period. In this case, because of the positive index trend, the Daily Leveraged Fund gain is greater than 200% of the index gain and the Leveraged Inverse Fund decline is less than -200% of the index gain for the 10 trading day period.

TABLE 3: CLEAR TREND THAT MARKET DECLINES

	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
DAY 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%	$104.00	4.00%	4.00%
DAY 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%	$108.24	4.08%	8.24%
DAY 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%	$112.76	4.17%	12.76%
DAY 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%	$117.55	4.26%	17.55%
DAY 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%	$122.66	4.35%	22.66%
DAY 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%	$128.12	4.44%	28.12%
DAY 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%	$133.94	4.55%	33.94%
DAY 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%	$140.17	4.65%	40.17%
DAY 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%	$146.84	4.76%	46.84%
DAY 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%	$154.01	4.88%	54.01%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -36.33%, while the hypothetical return of the Leveraged Inverse Fund is 54.01%. The hypothetical return of the Daily Leveraged Fund is 182% of the index return for the 10 trading day period, while the hypothetical return of the Leveraged Inverse Fund is -270% of the index return for the period. In this case, because of the negative index trend, the Daily Leveraged Fund decline is less than 200% of the index decline and the Leveraged Inverse Fund gain is greater than 200% of the index decline for the 10 trading day period.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund's, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds', exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES – The Fund, or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity

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indices, such as the S&P DTI or S&P GSCITM Commodity Index. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund or an underlying fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund or an underlying fund may receive more or less principal than it originally invested. The Fund or an underlying fund might receive interest payments that are more or less than the stated coupon interest payments.

STRUCTURED NOTE RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, intend to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by the Fund or an underlying fund, may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

CONFLICTS OF INTEREST RISK – In managing the Fund, the Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so and in allocating Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor is also responsible for managing each of the affiliated underlying funds. The Advisor is legally obligated to disregard the fees payable by underlying funds when making investment decisions. The Trustees and officers of the Fund are also Trustees and officers of the affiliated underlying funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Fund and the affiliated underlying funds.

COUNTERPARTY CREDIT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, credit default swap agreements, and structured notes. The Fund and certain of the underlying funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund and affiliated underlying funds will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund and certain of the underlying funds may enter into swap agreements with a limited number of counterparties, and the Commodities Strategy Fund, Long/Short Commodities Strategy Fund, and Managed Futures Strategy Fund may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the

Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CREDIT DEFAULT SWAP RISK – The Multi-Hedge Strategies Fund, High Yield Strategy Fund and Inverse High Yield Strategy Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may each enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund or underlying fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund or underlying fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund's or underlying fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

CREDIT RISK – For the High Yield Strategy Fund, U.S. Government Money Market Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. For the Inverse High Yield Strategy Fund, credit risk is the risk that the Fund could lose money if the credit quality, or the perception of the financial condition, of the issuer or guarantor of a debt instrument is either upgraded or improves. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

CURRENCY RISK – The Fund's, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds', indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Similarly, the Strengthening Dollar 2x Strategy Fund's exposure to the U.S. Dollar Index® subjects the Fund to the risk that foreign currencies will appreciate in value relative to the U.S. Dollar. Conversely, the Weakening Dollar 2x Strategy Fund's exposure to the U.S. Dollar Index® subjects the Fund to the risk that foreign currencies will depreciate in value relative to the U.S. Dollar. To the extent the U.S. Dollar Index® is heavily weighted in a particular currency, the Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund will necessarily have concentrated exposures to that same currency. Currently, the Euro is the most heavily weighted of the six foreign currencies represented by the U.S. Dollar Index® at approximately 58%. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund and certain of the underlying funds may incur transaction costs in connection with conversions between various currencies. The Fund and certain of the underlying funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

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DEPOSITARY RECEIPT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund or an underlying fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund or underlying fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their investment objectives. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund, or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund and affiliated underlying funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund or an underlying fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund or an underlying fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund or an underlying fund.

The risks associated with the Fund's or an underlying fund's use of futures and options contracts include:

•  The Fund or an underlying fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund or an underlying fund and the prices of futures and options on futures.

•  Although the Fund or an underlying fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or an underlying fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund or an underlying fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Alternative Strategies Allocation Fund and Asset Allocation Funds may also be subject to this risk with respect to certain of the underlying funds' investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

EXCHANGE-TRADED NOTES ("ETN") RISK – ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. While such periods may benefit the High Yield Strategy Fund, they may cause the value of an investment in the Inverse High Yield Strategy Fund to decrease. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Managed Futures Strategy Fund, Government Long Bond 1.2x Strategy Fund or Inverse Government Long Bond Strategy Fund having to reinvest the proceeds in lower or higher coupon securities,

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respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. The value of an investment in the High Yield Strategy Fund may decline during periods of rising interest rates. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. With respect to the High Yield Strategy Fund and Inverse High Yield Strategy Fund, the prices of high yield bonds, unlike those of investment grade bonds, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. The High Yield Strategy and Inverse High Yield Strategy Funds may invest in instruments that are linked to the performance of foreign issuers, primarily Canadian issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund or an underlying fund. With respect to the High Yield Strategy and Inverse High Yield Strategy Funds, the Canadian economy can be significantly affected by the U.S. economy and the price of natural resources. In addition, periodic demands by the Province of Quebec for sovereignty could significantly affect the Canadian market.

FUND OF FUNDS RISK – The Fund is subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.

In addition, an underlying fund may buy the same securities that another underlying fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, the Fund investor may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund's transactions in shares of the underlying funds. In addition, certain of the underlying funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Because the Fund invests most of its assets in underlying Rydex|SGI Funds, the Fund's investment performance is directly related to the performance of those underlying funds. The performance of those underlying funds, in turn, depends upon the performance of the securities in which they invest.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of the Europe 1.25x Strategy Fund, and in the case of the Asset Allocation Funds, a significant portion of the assets of certain of the underlying funds, are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt the Japan 2x Strategy Fund's, and in the case of the Asset Allocation Funds, certain of the underlying funds, performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990s and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

GROWTH STOCKS RISK – Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer's earnings and other measures, because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize that growth potential. In addition, an investment in growth stocks also may be susceptible to rapid price swings, especially during periods of economic uncertainty or in response to adverse news about the condition of the issuer, such as earnings disappointments. Growth stocks also typically have little or no dividend income to absorb the effect of adverse market conditions.

HIGH YIELD RISK – The Fund, or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund or certain underlying funds to sell these securities (liquidity risk).These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund or underlying fund may lose its entire investment. The High Yield Strategy Fund seeks to correspond generally to the total return of the high yield bond market and thus an investment in the Fund will generally decline in value when the high yield bond market is losing value. By contrast, the Inverse High Yield Strategy Fund seeks to correspond generally to the inverse (opposite) of the total return of the high yield bond market, and thus an investment in the Fund will generally decline in value when the high yield bond market is gaining value.

INCOME RISK – Income Risk involves the potential for decline in the Fund's, and in the case of the Asset Allocation Funds, certain of the underlying funds' yield (the rate of dividends the Fund or the underlying fund pays) in the event of declining interest rates.

INDUSTRY CONCENTRATION RISK – The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

INITIAL PUBLIC OFFERING ("IPO") RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on the Fund's or an underlying fund's performance likely will decrease as the Fund's or the underlying fund's asset size increases, which could reduce the Fund's or underlying funds, and thus the Alternative Strategies Allocation Fund's, total returns. IPOs may not be consistently available to the Fund or an underlying fund for investing, particularly as the Fund's or underlying fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund or underlying funds may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's or underlying fund's portfolio and may lead to increased expenses for the Fund or underlying fund, such as commissions and transaction costs. By selling IPO shares, the Fund and certain of the underlying funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative

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and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund or the underlying funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund's and underlying funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INTEREST RATE RISK – The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds — a means of achieving an overall investment objective of principal safety — reduces the likelihood of price fluctuation.

INVESTMENT IN INVESTMENT COMPANIES RISK – The Fund may purchase shares of investment companies, such as exchange-traded funds ("ETFs"), unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. The Alternative Strategies Allocation Fund and the Asset Allocation Funds, in particular, will regularly invest in other investment companies, including the underlying funds, some of which may also invest in investment companies, and ETFs. When the Fund invests in an investment company, including affiliated underlying funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. For example, if an underlying fund sells the same securities another underlying fund is purchasing, an investor in the Alternative Strategies Allocation Fund or an Asset Allocation Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Similarly, an investor in the Alternative Strategies Allocation Fund or an Asset Allocation Fund may receive taxable gains as a result of the underlying funds' portfolio transactions in addition to the taxable gains attributable to the Alternative Strategies Allocation Fund's or an Asset Allocation Fund's transactions in shares of the underlying funds. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the net asset value of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund and certain of the underlying funds may invest in investment companies, such as the Managed Futures Strategy Fund's, Commodities Strategy Fund's, Long/Short Commodities Strategy Fund's, and Multi-Hedge Strategy Fund's respective Subsidiaries, as discussed below, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

EXCHANGE-TRADED FUND ("ETF") RISK – The Commodities Strategy Fund, Long/Short Commodities Strategy Fund, International Opportunity Fund, Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund, Managed Futures Strategy Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may invest to a significant extent in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the net asset value of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

INVESTMENT IN THE SUBSIDIARY RISK – The Commodities Strategy Fund, Long/Short Commodities Strategy Fund, Multi-Hedge Strategies Fund, Managed Futures Strategy Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, each Fund, as an investor in its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are both managed by the Advisor, making it unlikely that the Subsidiaries will take action contrary to the interests of the Funds or their shareholders. While the Subsidiaries have their own board of directors that is responsible for overseeing the operations of the Subsidiaries, the Funds' Board has oversight responsibility for the investment activities of the Funds, including their investments in the Subsidiaries, and each Fund's role as the sole shareholder of its respective Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiaries, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Funds in managing each Subsidiary's portfolio. It is not currently expected that shares of the Subsidiaries will be sold or offered to investors other than the Funds.

Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or the Subsidiaries to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay a Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK – The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in high yield debt securities, the securities underlying the Fund's derivative investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the High Yield Strategy Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may

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contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the High Yield Strategy Fund to decrease. Conversely, with respect to the Inverse High Yield Strategy Fund, effective management, improved financial condition or increased demand of the issuer's goods or services are factors that may contribute to an increase in the value of a security. An increase in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Inverse High Yield Strategy Fund to decrease.

LARGE-CAPITALIZATION SECURITIES RISK – The Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, S&P 500 2x Strategy Fund, Nova Fund, S&P 500 Fund, NASDAQ-100® Fund, All-Cap Opportunity Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Multi-Hedge Strategies Fund and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Conversely, the Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Inverse S&P 500 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, and Inverse S&P 500 Strategy Fund are subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund and, in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund and certain of the underlying funds will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund or an underlying fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's or an underlying fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund or an underlying fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's or an underlying fund's portfolio, the ability of the Fund or an underlying fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's or an underlying fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an underlying fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's or an underlying fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the All-Cap Opportunity Fund, Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund, International Opportunity Fund, Managed Futures Strategy Fund, Long/Short Commodities Strategy Fund, and Asset Allocation Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. For the Mid-Cap 1.5x Strategy Fund, All-Cap Opportunity Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Sector Funds, Japan 2x Strategy Fund, Multi-Hedge Strategies Fund, Equity Market Neutral Fund, Alternative Strategies Allocation Fund, Real Estate Fund and Asset Allocation Funds, medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. For the Inverse Mid-Cap Strategy Fund or the underlying funds, medium-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy, or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds' strategies, may frequently involve buying and selling portfolio securities to rebalance the Fund's or an underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SECTOR CONCENTRATION RISK – The Sector Concentration Risk applicable to each Fund is as follows:

BANKING SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the banking sector that the Banking Fund purchases will underperform the market as a whole. To the extent that the Banking Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. For example, Government regulation may limit both the amounts and types of loans and financial commitments banking companies can make, and the interest rates and fees they can charge and the amount of capital they must maintain, which may affect the profitability of banking companies. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

BASIC MATERIALS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the basic materials sector that the Basic Materials Fund purchases will underperform the market as a whole. To the extent that the Basic Materials Fund's investments are concentrated in issuers conducting business in the basic materials sector, the Fund is subject to legislative or regulatory changes, adverse

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market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. Dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

BIOTECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the biotechnology sector that the Biotechnology Fund purchases will underperform the market as a whole. To the extent that the Biotechnology Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the consumer products sector that the Consumer Products Fund purchases will underperform the market as a whole. To the extent that the Consumer Product Fund's investments are concentrated in issuers conducting business in the consumer products sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

ELECTRONICS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the electronics sector that the Electronics Fund purchases will underperform the market as a whole. To the extent that the Electronics Fund's investments are concentrated in issuers conducting business in the electronics sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs, and may face competition from subsidized foreign competitors with lower production costs.

ENERGY SECTOR CONCENTRATION RISK – The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that the Energy Fund, Commodities Strategy Fund and Managed Futures Strategy Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, purchase will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Funds' or underlying funds' investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

ENERGY SERVICES SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the energy services sector that the Energy Services Fund purchases will underperform the market as a whole. To the extent that the Energy Services Fund's investments are concentrated in issuers conducting business in the energy services sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

FINANCIAL SERVICES SECTOR CONCENTRATION RISK – Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

HEALTH CARE SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the health care sector that the Health Care Fund purchases will underperform the market as a whole. To the extent that the Health Care Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

INTERNET SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the Internet sector that the Internet Fund purchases will underperform the market as a whole. To the extent that the Internet Fund's investments are concentrated in issuers conducting business in the Internet sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

LEISURE SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the leisure sector that the Leisure Fund purchases will underperform the market as a whole. To the extent that the Leisure Fund's investments are concentrated in issuers conducting business in the leisure sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

PRECIOUS METALS SECTOR CONCENTRATION RISK – The risk that the relatively few securities of, or financial instruments tied to the performance of, issuers in the mining industry that the Precious Metals Fund, Managed Futures Strategy Fund and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, purchase will underperform the market as a whole. To the extent that the Precious Metals Fund's, Managed Futures Strategy Fund's or underlying fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals and securities of Precious Metals Companies may fluctuate widely

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due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

REAL ESTATE SECTOR CONCENTRATION RISK – The risk that the securities of real estate companies that the Real Estate Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds purchase will underperform the market as a whole. To the extent that the Fund's or underlying funds' investments are concentrated in real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies may also subject the Fund or underlying fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the Fund's or underlying funds' investments in REITs.

RETAILING SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the retailing sector that the Retailing Fund purchases will underperform the market as a whole. To the extent that the Retailing Fund's investments are concentrated in issuers conducting business in the retailing sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

TECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the NASDAQ-100® 2x Strategy Fund's, Inverse NASDAQ-100® 2x Strategy Fund's, Inverse NASDAQ-100® Strategy Fund's, NASDAQ-100® Fund's and Technology Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the telecommunications sector that the Telecommunications Fund purchases will underperform the market as a whole. To the extent that the Telecommunications Fund's investments are concentrated in issuers conducting business in the telecommunications sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

TRANSPORTATION SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the transportation sector that the Transportation Fund purchases will underperform the market as a whole. To the extent that the Transportation Fund's investments are concentrated in issuers conducting business in the transportation sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

UTILITIES SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the utilities sector that the Utilities Fund purchases will underperform the market as a whole. To the extent that the Utilities Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

SHORT SALES RISK – Short sales are transactions in which the Fund or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, sell a security they do not own. To complete the transaction, the Fund or an underlying fund must borrow the security to make delivery to the buyer. The Fund or underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying fund. If the underlying security goes down in price between the time the Fund or underlying fund sells the security and buys it back, the Fund or underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. The Fund or underlying fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's or an underlying fund's needs for immediate cash or other liquidity. The Fund's or an underlying fund's investment performance may also suffer if the Fund or underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or underlying fund to deliver the securities the Fund or underlying fund borrowed at the commencement of the short sale and the Fund or underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund or underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's or an underlying fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund or an underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund or underlying fund on the investment of the cash generated by the short sale. When the Fund or an underlying fund sells short an equity security that pays a dividend, the Fund or underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund or the underlying fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's or an underlying fund's unrealized gain or reduces the Fund's or an underlying fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund or an underlying fund is obligated to pay is greater than the interest earned by the Fund or an underlying fund on investments, the performance of the Fund or an underlying fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund or an underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads

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between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. For the Russell 2000® 2x Strategy Fund, Russell 2000® Fund, Russell 2000® 1.5x Strategy Fund, All-Cap Opportunity Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Sector Funds, Japan 2x Strategy Fund, Multi-Hedge Strategies Fund, Equity Market Neutral Fund, Alternative Strategies Allocation Fund, Real Estate Fund and Asset Allocation Funds, small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. For the Inverse Russell 2000® 2x Strategy Fund and Inverse Russell 2000® Strategy Fund, small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

STABLE PRICE PER SHARE RISK – The U.S. Government Money Market Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, are subject to Stable Price Per Share Risk. The U.S. Government Money Market Fund's assets are valued using the amortized cost method, which enables the U.S. Government Money Market Fund to maintain a stable price of $1.00 per share. Although the U.S. Government Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The U.S. Government Money Market Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Please see the Statement of Additional Information under "Special Considerations Applicable to the Funds" for additional discussion of this issue.

TAX RISK – As noted under "Commodity-Linked Derivative Investment Risk" above, the Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund and certain of the underlying funds invest will not be considered qualifying income after September 30, 2006. The Fund and affiliated underlying funds will therefore restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income.

The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the affiliated underlying funds, have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the Fund and certain of the affiliated underlying funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor believes it can continue to successfully operate the Fund and affiliated underlying funds in a manner consistent with the Fund's and affiliated underlying funds current investment objective by investing in these commodities-linked structured notes. See "Dividends, Distributions and Additional Tax Information" for more information.

In addition, the Commodities Strategy Fund's, Long/Short Commodities Strategy Fund's, Multi-Hedge Strategies Fund's and Managed Futures Strategy Fund's investment in their respective subsidiaries is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds have received a private letter ruling from the IRS that concludes that income from each Fund's investment in its Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended. Please see "Dividends, Distributions and Additional Tax Information" for more information.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

In addition, because the Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Inverse Russell 2000® 2x Strategy Fund, Inverse S&P 500 2x Strategy Fund, Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Inverse Government Long Bond Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

The Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may be more significant for the Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund compared to other Rydex|SGI Funds due to the Funds' consistent application of leverage to increase exposure to their respective underlying indices.

The prices of the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund are calculated at the close of the U.S. markets using fair value prices. Due to the differences in times between the close of the European and Japanese markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. On a daily basis, the Funds are priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund may be higher than for other Rydex|SGI Funds.

TRADING HALT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund or an underlying fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund or an underlying fund prices its shares may limit the Fund's or an underlying fund's ability to use leverage and may prevent the Fund or an underlying fund from achieving its investment objective. In such an event, the Fund or an underlying fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

VALUE STOCKS RISK – Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. Over time, a value investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of

PROSPECTUS

stock. In addition, a Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

FUND BENCHMARKS

The Domestic Equity Funds, International Equity Funds, Specialty Funds (except for the Real Estate Fund), and Managed Futures Strategy Fund seek to provide investment results that match or correlate to the performance of a specific benchmark. Additional information about each benchmark is set forth below.

S&P GSCITM COMMODITY INDEX – The S&P GSCITM Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The S&P GSCITM Commodity Index is significantly different than the return from buying physical commodities.

JPMORGAN CORE COMMODITY-INVESTABLE GLOBAL ASSET ROTATOR SIGMA LONG-SHORT TOTAL RETURN INDEX ("C-IGAR SIGMA") – The C-IGAR Sigma is a quantitative rules-based momentum strategy that examines commodity price trends and the consistency of those trends and references synthetic long or synthetic short positions in the commodity constituents that comprise the S&P GSCI(TM) Excess Return Index (Aluminum, Brent Crude, Copper, Corn, Crude Oil, Gold, Heating Oil, Lead, Natural Gas, Nickel, Silver, Soybeans, Unleaded Gasoline, Wheat). The C-IGAR Sigma determines whether a constituent is long or short in a given month by looking at a rolling 12 month period of price trends. In addition, it looks at the consistency of those price trends to ensure that such price trends are sufficiently strong, which is done by looking at each of the one-month performances over the past 12 months, and giving more importance to the more recent months, as well as giving specific importance to the return over the most recent month. The underlying index can be long up to seven top-performing constituents and short up to seven of the worst performing constituents. Each selected constituent receives an equal weighting such that its notional exposure is 1/7 of the synthetic portfolio; provided, however that the position size may be adjusted downward based on historical volatility. In the event that some constituents do not qualify to be included in either the long or short leg in a given month, the relevant leg will not receive a weighting for that month (e.g., the underlying index could be 5/7 invested in synthetic long constituents and 3/7 invested in synthetic short constituents). The synthetic portfolio can therefore concurrently have long exposure of up to 100% of the synthetic portfolio's notional amount and short exposure of up to 100% of the synthetic portfolio's notional amount for a total gross notional exposure of 200% in the commodities markets. In other words, for every $100 invested, an investor can theoretically be long $100 of commodities exposure and short $100 of commodities exposure and therefore could have gross notional exposure of $200 to commodities. The C-IGAR Sigma is reweighted and rebalanced on a monthly basis. The C-IGAR Sigma's position sizes may be reduced from 1/7th of the portfolio in times when commodity prices are experiencing high amounts of historical volatility as measured by the trailing 21-day and 63-day periods. Positions will be scaled on each reweighting date so that historical volatility is less than 20% per annum on the trailing 21-day and 63-day periods.

The U.S. Dollar Index® (USDX) provides a general indication of the international value of the U.S. Dollar. The USDX does this by calculating the weighted average of the change in six major foreign currency exchange rates (Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc) against the U.S. Dollar. The USDX is calculated continuously using foreign exchange quotes from hundreds of banks around the world.

STANDARD & POOR'S DIVERSIFIED TRENDS INDICATOR® ("S&P DTI") – The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is constructed using a rules-based strategy that targets particular risk and return characteristics of an asset class or segment of the market. The S&P DTI does not intend to passively represent the commodities markets. Instead, the S&P DTI follows a quantitative methodology to track the prices of a diversified portfolio of 24 futures contracts ("components"). The components are grouped into sectors that are designed to reflect and track (price) trends while maintaining low volatility. The exposure of the components is divided equally (50%/50%) between tangible commodities and financials in order to increase the internal non-correlation among the components, which generally helps to mitigate the risk, and to increase the liquidity of an investment in the components of the S&P DTI. Commodity sector weights are based on generally known world production levels. Weightings of the financial sectors are based on, but not directly proportional to, gross domestic product (GDP). Components of each sector are chosen based on fundamental characteristics and liquidity. The methodology of the S&P DTI is designed with a focus on capturing both up and down price trends. Systematic rules are employed to establish a "long" or "short" component position. Sectors are rebalanced monthly; components are rebalanced annually.

More detailed information about certain of the Funds' underlying indices can be found in the SAI under "Descriptions of the Benchmarks."

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to investment advisory agreements between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
DOW 2x STRATEGY FUND	0.90%
NASDAQ-100® 2x STRATEGY FUND	0.90%
RUSSELL 2000® 2x STRATEGY FUND	0.90%
S&P 500 2x STRATEGY FUND	0.90%
INVERSE DOW 2x STRATEGY FUND	0.90%
INVERSE NASDAQ-100® 2x STRATEGY FUND	0.90%*
INVERSE RUSSELL 2000® 2x STRATEGY FUND	0.90%*
INVERSE S&P 500 2x STRATEGY FUND	0.90%*
INVERSE MID-CAP STRATEGY FUND	0.90%
INVERSE NASDAQ-100® STRATEGY FUND	0.90%
INVERSE RUSSELL 2000® STRATEGY FUND	0.90%
INVERSE S&P 500 STRATEGY FUND	0.90%
MID-CAP 1.5x STRATEGY FUND	0.90%
NOVA FUND	0.75%
NASDAQ-100® FUND	0.75%
RUSSELL 2000® FUND	0.75%*
RUSSELL 2000® 1.5x STRATEGY FUND	0.90%
S&P 500 FUND	0.75%*
ALL-CAP OPPORTUNITY FUND	0.90%
S&P 500 PURE GROWTH FUND	0.75%
S&P 500 PURE VALUE FUND	0.75%
S&P MIDCAP 400 PURE GROWTH FUND	0.75%
S&P MIDCAP 400 PURE VALUE FUND	0.75%
S&P SMALLCAP 600 PURE GROWTH FUND	0.75%
S&P SMALLCAP 600 PURE VALUE FUND	0.75%
SECTOR FUNDS (EXCEPT FOR THE PRECIOUS METALS FUND)	0.85%
PRECIOUS METALS FUND	0.75%

PROSPECTUS

FUND	ADVISORY FEE
EUROPE 1.25x STRATEGY FUND	0.90%
JAPAN 2x STRATEGY FUND	0.75%
INTERNATIONAL OPPORTUNITY FUND	0.90%
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	0.50%
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	0.90%
HIGH YIELD STRATEGY FUND	0.75%*
INVERSE HIGH YIELD STRATEGY FUND	0.75%*
MULTI-HEDGE STRATEGIES FUND	1.15%
EQUITY MARKET NEUTRAL FUND	1.20%*
ALTERNATIVE STRATEGIES ALLOCATION FUND	0.00%
COMMODITIES STRATEGY FUND	0.75%
LONG/SHORT COMMODITIES STRATEGY FUND	0.90%
MANAGED FUTURES STRATEGY FUND	0.90%
REAL ESTATE FUND	0.85%
STRENGTHENING DOLLAR 2x STRATEGY FUND	0.90%
WEAKENING DOLLAR 2x STRATEGY FUND	0.90%
ALL-ASSET AGGRESSIVE STRATEGY FUND	0.00%
ALL-ASSET MODERATE STRATEGY FUND	0.00%
ALL-ASSET CONSERVATIVE STRATEGY FUND	0.00%
U.S. GOVERNMENT MONEY MARKET FUND	0.50%

*  The Fund has not yet commenced operations. The Advisory Fee reflected in the table above is the contractual fee that the Fund will pay to the Advisor upon the Fund's commencement of operations.

The International Opportunity Fund and Equity Market Neutral Fund are sub-advised by Valu-Trac and SGI, respectively. The Advisor pays each Fund's Sub-Advisor out of the advisory fees it receives. The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees that are affiliated with the Advisor.

As part of its agreement with the Trust, the Advisor will pay all expenses of the Alternative Strategies Allocation Fund, Multi-Hedge Strategies Fund and Asset Allocation Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, acquired fund fees and expenses, and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses and extraordinary expenses.

In addition, the Advisor has contractually agreed to waive the management fee it receives from the Multi-Hedge Strategies Fund, Long/Short Commodities Strategy Fund, Commodities Strategy Fund, and Managed Futures Strategy Fund in an amount equal to the management fee paid to the Advisor by each Fund's respective Subsidiary as discussed in more detail under "Management of the Subsidiaries." The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor.

The Advisor may reimburse expenses or waive fees of the U.S. Government Money Market Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

MANAGEMENT OF THE SUBSIDIARIES

As with the Funds, the Advisor is responsible for the selection of each Subsidiary's investments and the administration of each Subsidiary's investment program pursuant to separate investment advisory agreements between the Advisor and each Subsidiary. Under the advisory agreements, the Advisor provides the Subsidiaries with the same type of management, under the same terms, as are provided to the Funds. The Subsidiaries have also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Funds.

Each Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary's portfolio, as follows:

SUBSIDIARY	ADVISORY FEE
LONG/SHORT COMMODITIES STRATEGY FUND CFC	0.90%
MANAGED FUTURES STRATEGY FUND CFC	0.90%
MULTI-HEDGE STRATEGIES FUND CFC	1.15%
COMMODITIES STRATEGY FUND CFC	0.75%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by that Fund's Subsidiary. This undertaking will continue in effect for so long as each Fund invests in its Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Funds' Board of Trustees for such termination. The rate of the management fee paid directly or indirectly by each Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and its Subsidiary, and may not increase without the prior approval of the Board and a majority of the Fund's shareholders. Each Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds' assets. Therefore, it is expected that each Fund's investment in its Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and its Subsidiary. Please see the SAI for more information about the organization and management of the Subsidiaries.

INVESTMENT SUB-ADVISERS

VALU-TRAC INVESTMENT MANAGEMENT LIMITED

Valu-Trac Investment Management Limited, an SEC registered investment adviser, is located in Orton, Fochabers, Moray, Scotland, UK IV32 7QE, and serves as investment sub-adviser to the International Opportunity Fund. Valu-Trac, a wholly-owned subsidiary of Valu-Trac Limited, specializes in international investments and is responsible for the development and ongoing maintenance of the investment management strategy used by the International Opportunity Fund.

SECURITY GLOBAL INVESTORS, LLC

Security Global Investors, LLC, an SEC registered investment adviser, is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, and serves as investment sub-adviser to the Equity Market Neutral Fund. SGI and the Advisor are affiliates and are subsidiaries of the Security Benefit Corporation.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment sub-advisory agreements is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of all of the Funds, with the exception of the Equity Market Neutral Fund.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993.

PROSPECTUS

Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

On a day-to-day basis, the two individuals listed below are jointly and primarily responsible for the management of the Equity Market Neutral Fund.

Mark Kress, CFA, Portfolio and Risk Manager – Mr. Kress joined SGI's global equity team in 2001, bringing over 10 years of investment experience developing and maintaining systems specific to investment processes to SGI. Mark holds a B.S. degree in Managerial Economics from the University of California at Davis and an M.B.A. from the University of California at Berkeley Haas School of Business. He is a Chartered Financial Analyst. Mr. Kress has co-managed the Fund since March 2009.

Yon Perullo, CFA, Portfolio and Risk Manager – Mr. Perullo joined SGI in 2007, bringing over nine years of quantitative product development and investment experience to SGI. Prior to joining SGI, Mr. Perullo was Co-Founder and Portfolio Manager at Nascent Strategies, LLC from 2004 to 2007, a hedge fund that specialized in quantitative market neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. From 1998 to 2004, Mr. Perullo served as Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet's suite of quantitative products, including alpha modeling, portfolio simulation and risk analysis. During his tenure at FactSet, Yon was extensively involved in aiding clients in strategy creation, portfolio analysis and execution, helping many clients to refine and improve their investment process. He earned his B.A. in Chemistry from the University of Rhode Island. Mr. Perullo has co-managed the Fund since March 2009.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund, except for the Asset Allocation Funds, Alternative Strategies Allocation Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, and International Equity Funds, generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV. Each Asset Allocation Fund and the Alternative Strategies Allocation Fund generally values shares of the underlying funds at their NAV and other investments at market prices. The Commodities Strategy Fund, Long/Short Commodities Strategy Fund, and the Managed Futures Strategy Fund will regularly value their investments in structured notes at fair value and other investments at market prices.

The International Equity Funds generally value their assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the International Equity Funds price their shares at the close of the NYSE. As such, the value assigned to the International Equity Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The Commodities Strategy Fund, Long/Short Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Managed Futures Strategy Fund each may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of each Subsidiary's shares will fluctuate with the value of the Subsidiary's portfolio investments. Each Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Fund's Board of Trustees. More information about the valuation of the Fund's holdings and the amortized cost method can be found in the SAI.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate

PROSPECTUS

account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHORT INTEREST EXPENSE – "Short Interest Expense" occurs because the Inverse Government Long Bond Strategy Fund short-sells a Bond to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the Bond to the purchaser and records this as an expense. The expense is offset – in its entirety or in part – by the income derived from the short-sale and/or by earnings on the proceeds of the short-sale. Short Interest Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather, it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

SHORT DIVIDEND EXPENSE – "Short Dividend Expense" occurs because the Multi-Hedge Strategies Fund and Managed Futures Strategy Fund short-sell equity securities to gain the inverse exposure necessary to meet their respective investment objectives. Each Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

TOTAL OTHER EXPENSES – For the Commodities Strategy Fund, Long/Short Commodities Strategy Fund, and Multi-Hedge Strategies Fund, "Total Other Expenses" includes transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated in the table under "Fees and Expenses of the Fund." "Total Other Expenses" include "Other Expenses of the Subsidiary."

For the Managed Futures Strategy Fund, "Total Other Expenses" includes index licensing fees, transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated. A portion of the index licensing fee is embedded in the purchase price of certain structured notes in which the Fund may invest and is not reflected in "Total Other Expenses." Thus, the amount of index license fees paid directly by the Fund, or paid indirectly as an embedded fee within the structured notes, will vary depending on how much of the Fund's assets are invested in structured notes.

ACQUIRED FUND FEES AND EXPENSES – As a shareholder in certain funds (the "Acquired Funds"), the International Opportunity Fund, Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund and Asset Allocation Funds will each indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). However, the Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, and Inverse High Yield Strategy Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government Bond Market is closed, including Columbus Day and Veterans' Day. In addition, on any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Notwithstanding the foregoing, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Domestic Equity Funds, Sector Funds, International Equity Funds, Specialty Funds, Fixed Income Funds, and U.S. Government Money Market Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

Unlike most other Rydex|SGI Funds, the Opportunistic Funds, Alternative Funds, and Asset Allocation Funds are not suitable for purchase by active investors. Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Funds are sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Funds expect that all shares of the Funds will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Funds' ability to prevent frequent trading of the Funds will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

PROSPECTUS

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund and Government Long Bond 1.2x Strategy Fund which declare and pay dividends daily to the insurance company. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Dow 2x Strategy Fund
December 31, 2009†††	$48.25	$0.22	$17.57	$17.79	$—	$—	$—	$66.04	36.90%	1.75%	0.48%	80%	$19,859
December 31, 2008†††	128.50	.75	(80.11)	(79.36)	(.90)	—	(.90)	48.25	(61.71)%	1.68%	0.90%	78%	36,348
December 31, 2007†††	134.45	1.80	9.65	11.45	(1.50)	(15.90)	(17.40)	128.50	8.15%	1.63%	1.22%	105%	44,825
December 31, 2006†††	115.50	2.00	32.90	34.90	(.75)	(15.20)	(15.95)	134.45	30.54%	1.65%	1.52%	224%	45,365
December 31, 2005†††	129.45	1.20	(6.25)	(5.05)	(.85)	(8.05)	(8.90)	115.50	(3.81)%	1.67%	1.03%	666%	12,920
NASDAQ-100® 2x Strategy Fund
December 31, 2009	8.20	(.14)	9.80	9.66	—	—	—	17.86	117.80%	1.75%	(1.19)%	80%	36,112
December 31, 2008	29.98	(.10)	(21.66)	(21.76)	(.02)	—	(.02)	8.20	(72.60)%	1.72%	(0.53)%	175%	23,347
December 31, 2007	23.46	.13	6.49	6.62	(.10)	—	(.10)	29.98	28.20%	1.66%	0.45%	203%	65,069
December 31, 2006	22.39	.03	1.06	1.09	(.02)	—	(.02)	23.46	4.86%	1.65%	0.14%	250%	29,673
December 31, 2005	23.09	(.09)	(.61)	(.70)	—	—	—	22.39	(3.03)%	1.65%	(0.42)%	343%	44,313
Russell 2000® 2x Strategy Fund
December 31, 2009†††	73.67	(.67)	27.08	26.41	(.01)	—	(.01)	100.07	35.85%	1.75%	(0.97)%	493%	3,651
December 31, 2008†††	224.30	.10	(148.93)	(148.83)	(1.80)	—	(1.80)	73.67	(66.18)%	1.68%	0.06%	347%	3,421
December 31, 2007†††	259.70	2.50	(35.20)	(32.70)	(.10)	(2.60)	(2.70)	224.30	(12.59)%	1.64%	0.95%	174%	6,205
December 31, 2006†††*	250.00	.50	9.60	10.10	(.40)	—	(.40)	259.70	4.06%	1.64%**	1.02%**	60%	4,584

  *  Since the commencement of operations—October 27, 2006—Russell 2000® 2x Strategy Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009—Dow 2x Strategy Fund;
October 27, 2006—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Russell 2000® 2x Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—S&P 500 2x Strategy Fund.

PROSPECTUS

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
S&P 500 2x Strategy Fund
December 31, 2009†††	$61.59	$(.19)	$28.76	$28.57	$(.51)	$—	$(.51)	$89.65	46.40%	1.71%	(0.30)%	204%	$28,872
December 31, 2008†††	192.40	.70	(131.50)	(130.80)	—	—	—	61.59	(67.98)%	1.67%	0.56%	305%	26,513
December 31, 2007†††	217.10	2.60	(.80)	1.80	(2.30)	(24.20)	26.50	192.40	0.61%	1.62%	1.12%	104%	36,429
December 31, 2006†††	183.70	2.30	41.20	43.50	(2.00)	(8.10)	(10.10)	217.10	23.70%	1.64%	1.13%	168%	37,663
December 31, 2005†††	198.30	1.00	5.30	6.30	(.20)	(20.70)	(20.90)	183.70	3.38%	1.65%	0.55%	585%	25,397
Inverse Dow 2x Strategy Fund
December 31, 2009	35.61	(.47)	(15.43)	(15.90)	—	—	—	19.71	(44.65)%	1.74%	(1.61)%	—	18,021
December 31, 2008	28.79	(.01)	18.12	18.11	(.18)	(11.11)	(11.29)	35.61	60.84%	1.69%	(0.03)%	—	11,703
December 31, 2007	33.34	1.02	(4.06)	(3.04)	(1.51)	—	(1.51)	28.79	(8.99)%	1.66%	3.36%	—	11,885
December 31, 2006	43.20	1.35	(10.75)	(9.40)	(.46)	—	(.46)	33.34	(21.77)%	1.64%	3.61%	—	17,053
December 31, 2005	43.22	.74	(.06)	.68	(.70)	—	(.70)	43.20	1.63%	1.65%	1.67%	—	7,257
Inverse Mid-Cap Strategy Fund
December 31, 2009	46.80	(0.61)	(15.90)	(16.51)	—	—	—	30.29	(35.28)%	1.71%	(1.58)%	—	4,677
December 31, 2008	35.03	.05	12.04	12.09	(.32)	—	(.32)	46.80	34.42%	1.67%	0.12%	—	4,813
December 31, 2007	36.96	1.06	(1.81)	(.75)	(1.18)	—	(1.18)	35.03	(1.98)%	1.67%	3.04%	—	3,029
December 31, 2006	39.15	1.32	(2.83)	(1.51)	(.68)	—	(.68)	36.96	(3.83)%	1.65%	3.49%	—	5,959
December 31, 2005	44.03	.70	(4.31)	(3.61)	(1.27)	—	(1.27)	39.15	(8.16)%	1.64%	1.65%	—	2,846
Inverse NASDAQ-100® Strategy Fund
December 31, 2009	25.05	(.31)	(9.72)	(10.03)	(.02)	—	(.02)	15.00	(40.05)%	1.75%	(1.61)%	—	14,309
December 31, 2008	16.99	.02	8.13	8.15	(.09)	—	(.09)	25.05	47.96%	1.70%	0.08%	—	12,127
December 31, 2007	19.79	.64	(2.87)	(2.23)	(.57)	—	(.57)	16.99	(11.28)%	1.68%	3.40%	—	13,640
December 31, 2006	21.51	.74	(1.07)	(.33)	(1.39)	—	(1.39)	19.79	(1.40)%	1.64%	3.35%	—	23,929
December 31, 2005	21.24	.33	(.06)	.27	—	—	—	21.51	1.27%	1.63%	1.49%	—	19,648
Inverse Russell 2000® Strategy Fund
December 31, 2009	42.70	(.56)	(13.47)	(14.03)	—	—	—	28.67	(32.86)%	1.73%	(1.60)%	—	11,433
December 31, 2008	34.66	.08	8.54	8.62	(.58)	—	(.58)	42.70	24.69%	1.69%	0.22%	—	7,778
December 31, 2007	34.61	1.10	.76	1.86	(1.81)	—	(1.81)	34.66	5.37%	1.67%	3.19%	—	11,535
December 31, 2006	40.60	1.30	(6.16)	(4.86)	(1.13)	—	(1.13)	34.61	(11.95)%	1.64%	3.48%	—	12,237
December 31, 2005	42.83	.65	(1.98)	(1.33)	(.90)	—	(.90)	40.60	(3.07)%	1.63%	1.49%	—	11,850

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009—Dow 2x Strategy Fund;
October 27, 2006—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Russell 2000® 2x Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—S&P 500 2x Strategy Fund.

												RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Other Capital Items		NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Inverse S&P 500 Strategy Fund
December 31, 2009	$58.44	$(.84)	$(15.26)	$(16.10)	$—	$—	$—	$—		$42.34	(27.55)%	1.72%	1.72%	1.72%	(1.57)%	—	$22,964
December 31, 2008	42.21	(.07)	16.17	16.10	(.36)	—	(.36)	.49	▲	58.44	39.25%	1.67%	1.67%	1.67%	(0.14)%	—	23,877
December 31, 2007†††	43.90	1.35	(1.00)	.35	(2.04)	—	(2.04)	—		42.21	0.83%	1.63%	1.63%	1.63%	3.04%	—	21,581
December 31, 2006†††	51.50	1.70	(5.60)	(3.90)	(3.70)	—	(3.70)	—		43.90	(7.50)%	1.63%	1.63%	1.63%	3.29%	—	19,025
December 31, 2005†††	51.90	.80	(1.20)	(.40)	—	—	—	—		51.50	(0.77)%	1.70%	1.70%	1.70%	1.46%	—	32,505
Mid-Cap 1.5x Strategy Fund
December 31, 2009	9.81	(.07)	5.22	5.15	(.01)	—	(.01)	—		14.95	52.40%	1.71%	1.71%	1.71%	(0.58)%	61%	14,376
December 31, 2008	21.72	.01	(11.92)	(11.91)	—	—	—	—		9.81	(54.83)%	1.66%	1.66%	1.66%	0.07%	163%	13,150
December 31, 2007	24.20	.28	.65	.93	(.40)	(3.01)	(3.41)	—		21.72	3.60%	1.64%	1.64%	1.64%	1.05%	368%	27,893
December 31, 2006	30.15	.11	3.23	3.34	(.13)	(9.16)	(9.29)	—		24.20	10.46%	1.64%	1.64%	1.64%	0.34%	478%	38,986
December 31, 2005	26.50	(.02)	3.75	3.73	—	(.08)	(.08)	—		30.15	14.07%	1.65%	1.65%	1.65%	(0.05)%	573%	51,197
Nova Fund
December 31, 2009†††	45.50	0.09	16.06	16.15	(0.49)	—	(0.49)	—		61.16	35.51%	1.55%	1.55%	1.55%	0.19%	84%	50,561
December 31, 2008†††	100.60	.60	(55.40)	(54.80)	(.30)	—	(.30)	—		45.50	(54.47)%	1.52%	1.52%	1.52%	0.75%	182%	35,087
December 31, 2007†††	100.90	1.20	—	1.20	(1.50)	—	(1.50)	—		100.60	1.13%	1.46%	1.46%	1.46%	1.12%	94%	82,191
December 31, 2006†††	85.60	1.10	15.40	16.50	(1.20)	—	(1.20)	—		100.90	19.27%	1.48%	1.48%	1.48%	1.18%	211%	134,477
December 31, 2005†††	82.60	.50	2.80	3.30	(.30)	—	(.30)	—		85.60	3.97%	1.53%	1.53%	1.53%	0.60%	381%	132,018

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—December 31, 2006 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007—Inverse S&P 500 Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Nova Fund.

  ▲  Excluding the Capital Contribution, the Fund's total return would have been 38.09%.

PROSPECTUS

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
NASDAQ-100® Fund
December 31, 2009	$10.50	$(.12)	$5.58	$5.46	$—	$—	$—	$15.96	52.00%	1.59%	(0.94)%	59%	$57,542
December 31, 2008	18.12	(.09)	(7.51)	(7.60)	(.02)	—	(.02)	10.50	(41.91)%	1.55%	(0.62)%	107%	32,986
December 31, 2007	15.39	.03	2.71	2.74	(.01)	—	(.01)	18.12	17.82%	1.51%	0.18%	110%	82,492
December 31, 2006	14.55	(.07)	.91	.84	—	—	—	15.39	5.77%	1.49%	(0.50)%	152%	72,871
December 31, 2005	14.39	(.09)	.25	.16	—	—	—	14.55	1.11%	1.50%	(0.68)%	294%	102,487
Russell 2000® 1.5x Strategy Fund
December 31, 2009	16.57	(.14)	5.65	5.51	—	—	—	22.08	33.31%	1.74%	(0.83)%	376%	10,587
December 31, 2008	34.20	.01	(17.58)	(17.57)	(.06)	—	(.06)	16.57	(51.36)%	1.68%	0.05%	490%	13,978
December 31, 2007	41.14	.49	(3.26)	(2.77)	(.96)	(3.21)	(4.17)	34.20	(6.74)%	1.66%	1.16%	354%	21,879
December 31, 2006	34.14	.19	6.93	7.12	(.12)	—	(.12)	41.14	20.85%	1.64%	0.49%	380%	73,112
December 31, 2005	33.65	.01	1.31	1.32	(.83)	—	(.83)	34.14	3.91%	1.63%	0.04%	404%	38,589
S&P 500 Pure Growth Fund
December 31, 2009	16.47	(.10)	7.88	7.78	—	—	—	24.25	47.24%	1.55%	(0.53)%	497%	34,481
December 31, 2008	27.36	(.09)	(10.80)	(10.89)	—	—	—	16.47	(39.80)%	1.51%	(0.40)%	360%	13,207
December 31, 2007	26.68	(.16)	1.46	1.30	—	(.62)	(.62)	27.36	4.87%	1.48%	(0.57)%	521%	36,275
December 31, 2006	25.69	(.17)	1.56	1.39	—	(.40)	(.40)	26.68	5.40%	1.49%	(0.66)%	612%	23,568
December 31, 2005	25.75	(.01)	.47	.46	(.02)	(.50)	(.52)	25.69	1.77%	1.52%	(0.03)%	1,111%	22,538
S&P 500 Pure Value Fund
December 31, 2009†††	45.81	0.65	22.78	23.43	(1.08)	—	(1.08)	68.16	51.22%	1.54%	1.18%	421%	27,851
December 31, 2008†††	126.85	2.35	(65.04)	(62.69)	(1.15)	(17.20)	(18.35)	45.81	(48.65)%	1.51%	2.42%	389%	9,479
December 31, 2007†††	158.90	2.10	(10.15)	(8.05)	(2.85)	(21.15)	24.00	126.85	(5.37)%	1.49%	1.28%	307%	24,799
December 31, 2006†††	139.50	1.95	22.65	24.60	(1.25)	(3.95)	(5.20)	158.90	17.66%	1.50%	1.29%	401%	83,323
December 31, 2005†††	138.40	1.05	4.75	5.80	(.75)	(3.95)	(4.70)	139.50	4.19%	1.50%	0.77%	493%	24,547

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009—S&P 500 Pure Value Fund.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
S&P MidCap 400 Pure Growth Fund
December 31, 2009	$18.85	$(.25)	$10.96	$10.71	$—	$—	$—	$29.56	56.82%	1.55%	(1.01)%	244%	$44,918
December 31, 2008	29.51	(.24)	(10.42)	(10.66)	—	—	—	18.85	(36.12)%	1.51%	(0.89)%	381%	11,695
December 31, 2007	29.33	(.19)	2.69	2.50	—	(2.32)	(2.32)	29.51	8.42%	1.48%	(0.61)%	591%	25,940
December 31, 2006	30.24	(.28)	1.26	.98	—	(1.89)	(1.89)	29.33	3.13%	1.47%	(0.90)%	462%	15,440
December 31, 2005	27.13	(.20)	3.31	3.11	—	—	—	30.24	11.46%	1.52%	(0.70)%	1,178%	53,035
S&P MidCap 400 Pure Value Fund
December 31, 2009†††	43.46	.50	23.46	23.96	(.59)	—	(.59)	66.83	55.22%	1.54%	0.90%	321%	29,506
December 31, 2008†††	104.20	1.75	(47.84)	(46.09)	—	(14.65)	(14.65)	43.46	(43.63)%	1.51%	2.06%	255%	7,595
December 31, 2007†††	111.90	1.05	(6.45)	(5.40)	(2.20)	(.10)	(2.30)	104.20	(4.85)%	1.49%	0.87%	358%	15,998
December 31, 2006†††	96.35	1.40	15.05	16.45	(.90)	—	(.90)	111.90	17.08%	1.49%	1.37%	307%	28,254
December 31, 2005†††	135.40	.35	11.40	11.75	(1.00)	(49.80)	(50.80)	96.35	8.32%	1.48%	0.26%	1,133%	14,232
S&P SmallCap 600 Pure Growth Fund
December 31, 2009	17.78	(.23)	6.27	6.04	—	—	—	23.82	33.97%	1.56%	(1.13)%	633%	13,556
December 31, 2008	27.07	(.01)	(9.28)	(9.29)	—	—	—	17.78	(34.32)%	1.52%	(0.04)%	465%	13,717
December 31, 2007	29.92	(.28)	.30	.02	—	(2.87)	(2.87)	27.07	(0.11)%	1.49%	(0.90)%	573%	12,428
December 31, 2006	28.64	(.31)	2.54	2.23	—	(.95)	(.95)	29.92	7.73%	1.49%	(1.01)%	769%	23,300
December 31, 2005	28.55	(.21)	2.00	1.79	—	(1.70)	(1.70)	28.64	6.20%	1.50%	(0.72)%	737%	24,308
S&P SmallCap 600 Pure Value Fund
December 31, 2009†††	50.83	(.26)	31.93	31.67	(.98)	—	(.98)	81.52	62.33%	1.55%	(0.37)%	380%	13,562
December 31, 2008†††	91.10	1.20	(40.87)	(39.67)	(.60)	—	(.60)	50.83	(43.50)%	1.52%	1.60%	391%	10,310
December 31, 2007†††	143.00	.95	(29.85)	(28.90)	(.30)	(22.70)	(23.00)	91.10	(20.36)%	1.49%	0.66%	241%	9,710
December 31, 2006†††	128.35	.90	23.70	24.60	(.85)	(9.10)	(9.95)	143.00	19.21%	1.49%	0.64%	433%	34,124
December 31, 2005†††	144.20	(.25)	5.65	5.40	—	(21.25)	(21.25)	128.35	3.64%	1.47%	(0.16)%	825%	19,035

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009—S&P MidCap 400 Pure Value Fund, and S&P SmallCap 600 Pure Value Fund.

PROSPECTUS

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Banking Fund
December 31, 2009	$13.40	$0.08	$(0.54)	$(0.46)	$(0.42)	$—	$(0.42)	$12.52	(3.43)%	1.66%	0.70%	731%	$4,639
December 31, 2008	22.80	.48	(9.86)	(9.38)	(.02)	—	(.02)	13.40	(41.16)%	1.63%	2.87%	521%	22,968
December 31, 2007	32.44	.56	(9.32)	(8.76)	(.88)	—	(.88)	22.80	(27.08)%	1.59%	1.85%	405%	9,186
December 31, 2006	29.69	.44	2.89	3.33	(.58)	—	(.58)	32.44	11.25%	1.59%	1.42%	259%	24,348
December 31, 2005	36.29	.44	(1.52)	(1.08)	(.49)	(5.03)	(5.52)	29.69	(2.77)%	1.58%	1.34%	532%	14,580
Basic Materials Fund
December 31, 2009	19.38	.17	10.58	10.75	(.06)	(.85)	(.91)	29.22	55.46%	1.65%	0.69%	377%	46,522
December 31, 2008	41.66	.06	(19.38)	(19.32)	(.27)	(2.69)	(2.96)	19.38	(45.40)%	1.60%	0.15%	191%	23,788
December 31, 2007	33.33	.11	11.21	11.32	(.05)	(2.94)	(2.99)	41.66	33.97%	1.58%	0.28%	244%	95,591
December 31, 2006	27.87	.32	5.90	6.22	(.31)	(.45)	(.76)	33.33	22.29%	1.60%	1.02%	225%	58,622
December 31, 2005	32.66	.12	.80	.92	(.13)	(5.58)	(5.71)	27.87	4.04%	1.57%	0.41%	364%	28,317
Biotechnology Fund
December 31, 2009	19.03	(.25)	3.74	3.49	—	—	—	22.52	18.34%	1.68%	(1.25)%	388%	13,144
December 31, 2008	21.57	(.26)	(2.28)	(2.54)	—	—	—	19.03	(11.78)%	1.63%	(1.25)%	351%	35,296
December 31, 2007	20.66	(.26)	1.17	.91	—	—	—	21.57	4.40%	1.59%	(1.20)%	660%	13,927
December 31, 2006	21.37	(.32)	(.39)	(.71)	—	—	—	20.66	(3.32)%	1.59%	(1.48)%	379%	10,754
December 31, 2005	19.31	(.31)	2.37	2.06	—	—	—	21.37	10.67%	1.66%	(1.59)%	652%	36,086
Consumer Products Fund
December 31, 2009	27.51	.41	4.85	5.26	(.52)	—	(.52)	32.25	19.12%	1.66%	1.43%	259%	21,252
December 31, 2008	37.02	.40	(9.09)	(8.69)	(.06)	(.76)	(.82)	27.51	(23.39)%	1.61%	1.21%	297%	24,833
December 31, 2007	36.55	.42	3.69	4.11	(.69)	(2.95)	(3.64)	37.02	11.08%	1.59%	1.10%	260%	40,847
December 31, 2006	31.63	.48	5.03	5.51	(.27)	(.32)	(.59)	36.55	17.42%	1.59%	1.41%	219%	43,007
December 31, 2005	32.95	.14	(.26)	(.12)	(.17)	(1.03)	(1.20)	31.63	(0.40)%	1.58%	0.42%	357%	22,177

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Electronics Fund
December 31, 2009	$6.82	$(.02)	$4.92	$4.90	$—	$—	$—	$11.72	71.85%	1.64%	(0.19)%	445%	$25,029
December 31, 2008	13.67	(.02)	(6.83)	(6.85)	—	—	—	6.82	(50.11)%	1.61%	(0.15)%	940%	1,877
December 31, 2007	14.02	(.11)	(.24)	(.35)	—	—	—	13.67	(2.50)%	1.59%	(0.73)%	1,009%	2,943
December 31, 2006	13.68	(.15)	.49	.34	—	—	—	14.02	2.49%	1.59%	(1.02)%	477%	3,856
December 31, 2005	13.17	(.16)	.67	.51	—	—	—	13.68	3.87%	1.62%	(1.24)%	1,136%	8,306
Energy Fund
December 31, 2009	20.49	.11	7.73	7.84	—	(1.96)	(1.96)	26.37	38.50%	1.65%	0.48%	206%	39,353
December 31, 2008	39.83	(.03)	(18.29)	(18.32)	—	(1.02)	(1.02)	20.49	(46.03)%	1.60%	(0.08)%	154%	30,843
December 31, 2007	33.14	(.11)	11.01	10.90	—	(4.21)	(4.21)	39.83	33.22%	1.58%	(0.27)%	217%	101,458
December 31, 2006	39.20	(.13)	5.28	5.15	—	(11.21)	(11.21)	33.14	11.93%	1.59%	(0.31)%	146%	70,190
December 31, 2005	29.68	— §	11.44	11.44	(.01)	(1.91)	(1.92)	39.20	38.54%	1.59%	(0.01)%	351%	83,437
Energy Services Fund
December 31, 2009	14.18	(.06)	8.89	8.83	—	(1.05)	(1.05)	21.96	62.42%	1.65%	(0.30)%	247%	41,500
December 31, 2008	38.67	(.28)	(21.79)	(22.07)	—	(2.42)	(2.42)	14.18	(57.60)%	1.60%	(0.78)%	122%	21,598
December 31, 2007	29.79	(.34)	11.37	11.03	—	(2.15)	(2.15)	38.67	37.10%	1.58%	(0.91)%	193%	95,917
December 31, 2006	30.92	(.37)	4.01	3.64	—	(4.77)	(4.77)	29.79	10.98%	1.59%	(1.08)%	184%	43,910
December 31, 2005	20.85	(.30)	10.37	10.07	—	—	—	30.92	48.30%	1.61%	(1.17)%	317%	79,722
Financial Services Fund
December 31, 2009	11.41	.06	2.19	2.25	(.22)	—	(.22)	13.44	19.68%	1.64%	0.54%	357%	17,163
December 31, 2008	21.96	.32	(10.87)	(10.55)	—	—	—	11.41	(48.04)%	1.61%	1.87%	422%	8,307
December 31, 2007	32.18	.28	(6.23)	(5.95)	(.66)	(3.61)	(4.27)	21.96	(18.80)%	1.59%	0.90%	525%	17,508
December 31, 2006	29.10	.26	4.59	4.85	(.39)	(1.38)	(1.77)	32.18	16.73%	1.59%	0.83%	330%	50,190
December 31, 2005	30.38	.28	.67	.95	(.25)	(1.98)	(2.23)	29.10	3.38%	1.59%	0.94%	549%	36,839

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  §  Less than $.01 per share.

PROSPECTUS

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Health Care Fund
December 31, 2009	$21.22	$0.04	$5.19	$5.23	$—	$—	$—	$26.45	24.65%	1.67%	0.17%	301%	$26,896
December 31, 2008	29.61	(— )§	(7.40)	(7.40)	—	(.99)	(.99)	21.22	(24.86)%	1.62%	(0.01)%	266%	35,778
December 31, 2007	28.41	(.01)	1.73	1.72	—	(.52)	(.52)	29.61	6.02%	1.59%	(0.02)%	424%	37,521
December 31, 2006	28.17	(.15)	1.59	1.44	—	(1.20)	(1.20)	28.41	5.11%	1.59%	(0.52)%	251%	40,825
December 31, 2005	25.46	(.16)	2.87	2.71	—	—	—	28.17	10.64%	1.60%	(0.62)%	330%	51,692
Internet Fund
December 31, 2009	9.84	(.19)	6.67	6.48	—	—	—	16.32	65.85%	1.64%	(1.36)%	274%	30,360
December 31, 2008	17.85	(.16)	(7.85)	(8.01)	—	—	—	9.84	(44.87)%	1.60%	(1.07)%	341%	2,405
December 31, 2007	16.17	(.05)	1.73	1.68	—	—	—	17.85	10.39%	1.54%	(0.29)%	432%	24,937
December 31, 2006	14.74	(.21)	1.64	1.43	—	—	—	16.17	9.70%	1.58%	(1.33)%	420%	9,381
December 31, 2005	17.01	(.21)	(.13)	(.34)	—	(1.93)	(1.93)	14.74	(1.38)%	1.61%	(1.36)%	676%	20,959
Leisure Fund
December 31, 2009	30.47	.06	11.13	11.19	—	—	—	41.66	36.72%	1.64%	0.17%	316%	11,722
December 31, 2008†††	636.60	(1.07)	(347.66)	(348.73)	—	(257.40)	(257.40)	30.47	(49.09)%	1.61%	(0.26)%	255%	1,601
December 31, 2007†††	785.70	(1.20)	(15.30)	(16.50)	—	(132.60)	(132.60)	636.60	(2.54)%	1.59%	(0.14)%	171%	15,311
December 31, 2006†††	658.80	(.60)	155.10	154.50	—	(27.60)	(27.60)	785.70	23.47%	1.60%	(0.07)%	221%	37,699
December 31, 2005†††	761.70	(5.70)	(30.90)	(36.60)	—	(66.30)	(66.30)	658.80	(4.87)%	1.56%	(0.79)%	369%	13,961
Precious Metals Fund
December 31, 2009	9.24	(.13)	4.68	4.55	—	—	—	13.79	49.24%	1.55%	(1.14)%	253%	86,277
December 31, 2008	15.04	(.09)	(5.71)	(5.80)	—	—	—	9.24	(38.56)%	1.50%	(0.66)%	228%	61,025
December 31, 2007	12.58	(.10)	2.56	2.46	—	—	—	15.04	19.55%	1.45%	(0.71)%	268%	91,613
December 31, 2006	10.36	(.03)	2.25	2.22	—	—	—	12.58	21.43%	1.49%	(0.26)%	228%	62,910
December 31, 2005	8.57	(.02)	1.81	1.79	—	—	—	10.36	20.89%	1.57%	(0.24)%	308%	68,241

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period ended December 31, 2004—December 7, 2008 have been restated to reflect a 1:30 reverse stock split effective December 8, 2008.

  §  Less than $.01 per share.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Retailing Fund
December 31, 2009	$7.53	$(.02)	$3.35	$3.33	$—	$—	$—	$10.86	44.22%	1.65%	(0.19)%	470%	$15,488
December 31, 2008	11.27	(.02)	(3.70)	(3.72)	—	(.02)	(.02)	7.53	(32.95)%	1.62%	(0.17)%	460%	13,621
December 31, 2007	29.78	(.24)	(2.95)	(3.19)	—	(15.32)	(15.32)	11.27	(12.60)%	1.60%	(0.81)%	182%	4,651
December 31, 2006	27.85	(.11)	2.92	2.81	—	(.88)	(.88)	29.78	10.08%	1.59%	(0.37)%	227%	28,306
December 31, 2005	26.65	(.25)	1.70	1.45	—	(.25)	(.25)	27.85	5.48%	1.58%	(0.90)%	421%	17,616
Technology Fund
December 31, 2009	7.05	(.06)	3.98	3.92	—	—	—	10.97	55.60%	1.65%	(0.68)%	252%	39,967
December 31, 2008	16.27	(.08)	(7.39)	(7.47)	—	(1.75)	(1.75)	7.05	(45.41)%	1.60%	(0.63)%	277%	7,238
December 31, 2007	14.74	(.15)	1.68	1.53	—	—	—	16.27	10.38%	1.56%	(0.91)%	584%	33,123
December 31, 2006	13.92	(.16)	.98	.82	—	—	—	14.74	5.89%	1.59%	(1.09)%	403%	23,215
December 31, 2005	13.50	(.16)	.58	.42	—	—	—	13.92	3.11%	1.62%	(1.21)%	541%	19,145
Telecommunications Fund
December 31, 2009	7.94	.18	2.08	2.26	(.40)	—	(.40)	9.80	28.68%	1.66%	2.03%	694%	5,748
December 31, 2008	23.89	.24	(11.49)	(11.25)	(.05)	(4.65)	(4.70)	7.94	(45.34)%	1.61%	1.34%	341%	8,754
December 31, 2007	21.91	.05	1.97	2.02	(.04)	—	(.04)	23.89	9.23%	1.58%	0.20%	295%	31,781
December 31, 2006	18.81	.15	3.52	3.67	(.29)	(.28)	(.57)	21.91	19.51%	1.59%	0.72%	264%	33,337
December 31, 2005	20.53	.19	.06	.25	—	(1.97)	(1.97)	18.81	1.16%	1.60%	0.98%	362%	16,898
Transportation Fund
December 31, 2009	10.91	(.03)	1.92	1.89	(.12)	—	(.12)	12.68	17.39%	1.67%	(0.29)%	857%	8,462
December 31, 2008	14.85	.04	(3.80)	(3.76)	—	(.18)	(.18)	10.91	(25.26)%	1.62%	0.27%	544%	21,509
December 31, 2007	35.05	(.04)	(2.24)	(2.28)	—	(17.92)	(17.92)	14.85	(8.75)%	1.60%	(0.12)%	284%	8,513
December 31, 2006	32.64	(.24)	2.65	2.41	—	—	—	35.05	7.38%	1.59%	(0.68)%	249%	29,549
December 31, 2005	31.45	(.19)	2.64	2.45	—	(1.26)	(1.26)	32.64	8.48%	1.58%	(0.63)%	258%	31,378

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

PROSPECTUS

											RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments by Affiliates		NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Utilities Fund
December 31, 2009	$15.41	$0.41	$1.65	$2.06	$(1.06)	$—	$(1.06)	$—		$16.41	13.80%	1.67%	2.69%	309%	$15,814
December 31, 2008	22.29	.37	(6.97)	(6.60)	(.08)	(.20)	(.28)	—		15.41	(29.57)%	1.61%	1.90%	293%	34,343
December 31, 2007	22.38	.32	2.59	2.91	(.39)	(2.61)	(3.00)	—		22.29	12.86%	1.58%	1.32%	244%	65,532
December 31, 2006	19.09	.36	3.64	4.00	(.49)	(.22)	(.71)	—		22.38	20.96%	1.59%	1.73%	169%	71,719
December 31, 2005	17.34	.34	1.50	1.84	(.09)	—	(.09)	—		19.09	10.56%	1.60%	1.80%	342%	39,943
Europe 1.25x Strategy Fund
December 31, 2009	12.65	.13	4.31	4.44	(.36)	—	(.36)	—		16.73	35.01%	1.71%	0.90%	321%	22,358
December 31, 2008	29.95	.55	(17.04)	(16.49)	(.19)	(.62)	(.81)	—		12.65	(54.86)%	1.67%	2.33%	111%	12,535
December 31, 2007	29.60	.70	3.26	3.96	(.71)	(2.90)	(3.61)	—		29.95	13.06%	1.63%	2.18%	220%	82,833
December 31, 2006	23.84	.70	6.31	7.01	(.48)	(.77)	(1.25)	—		29.60	29.51%	1.65%	2.55%	219%	89,490
December 31, 2005	22.62	.21	1.23	1.44	(.09)	(.13)	(.22)	—		23.84	6.36%	1.63%	0.94%	399%	25,954
Japan 2x Strategy Fund
December 31, 2009	15.08	(.23)	3.79	3.56	(.07)	—	(.07)	—		18.57	23.68%	1.60%	(1.49)%	—	8,410
December 31, 2008	22.73	.05	(7.86)	(7.81)	(.13)	—	(.13)	.29	,	15.08	(32.97)%	1.65%	0.25%	—	13,104
December 31, 2007	27.13	.88	(3.83)	(2.95)	(1.45)	—	(1.45)	—		22.73	(11.23)%	1.64%	3.32%	—	15,568
December 31, 2006	33.42	1.02	.50	1.52	(1.29)	(6.52)	(7.81)	—		27.13	5.14%	1.63%	2.99%	—	30,510
December 31, 2005	27.77	.48	5.17	5.65	—	—	—	—		33.42	20.35%	1.70%	1.72%	—	55,219

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ,  Excluding the reimbursement, the Fund's total return would have been (34.25)%.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Commodities Strategy Fund
December 31, 2009■	$11.47	$(.13)	$1.45	$1.32	$(.21)	$—	$(.21)	$12.58	11.56%	1.58%	1.46%	1.46%	(1.10)%	359%	$21,386
December 31, 2008	23.78	.15	(11.69)	(11.54)	(.77)	—	(.77)	11.47	(49.02)%	1.50%	1.29%	1.29%	0.56%	427%	15,781
December 31, 2007	18.15	.71	4.92	5.63	—	—	—	23.78	31.02%	1.48%	1.28%	1.28%	3.52%	346%	43,624
December 31, 2006	22.10	.50	(4.45)	(3.95)	—	—	—	18.15	(17.87)%	1.50%	1.31%	1.31%	2.34%	109%	20,269
December 31, 2005*	25.00	.14	(2.98)	(2.84)	(.06)	—	(.06)	22.10	(11.34)%	1.64%**	1.64%**	1.64%**	2.41%**	—	28,187
Strengthening Dollar 2x Strategy Fund
December 31, 2009	21.25	(0.27)	(3.82)	(4.09)	—	(10.28)	(10.28)	6.88	(15.84)%	1.72%	1.72%	1.72%	(1.57)%	—	7,525
December 31, 2008	20.13	(.08)	1.20	1.12	—	—	—	21.25	5.56%	1.69%	1.69%	1.69%	(0.41)%	—	7,024
December 31, 2007	22.59	.70	(3.16)	(2.46)	—	—	—	20.13	(10.89)%	1.61%	1.61%	1.61%	3.26%	—	4,006
December 31, 2006	25.62	.79	(3.51)	(2.72)	(.31)	—	(.31)	22.59	(10.63)%	1.65%	1.65%	1.65%	3.33%	—	3,067
December 31, 2005*	25.00	.14	.65	.79	(.17)	—	(.17)	25.62	3.16%	1.78%**	1.78%**	1.78%**	2.11%**	—	1,250
Weakening Dollar 2x Strategy Fund
December 31, 2009	25.10	(.40)	2.06	1.66	(.01)	—	(.01)	26.75	6.61%	1.71%	1.71%	1.71%	(1.58)%	—	4,908
December 31, 2008	28.60	.07	(3.57)	(3.50)	—	—	—	25.10	(12.24)%	1.68%	1.68%	1.68%	0.23%	—	10,965
December 31, 2007	27.51	.89	4.15	5.04	(3.95)	—	(3.95)	28.60	18.12%	1.64%	1.64%	1.64%	3.02%	—	13,579
December 31, 2006	24.31	.93	3.14	4.07	(.86)	(.01)	(.87)	27.51	16.72%	1.65%	1.65%	1.65%	3.46%	—	11,155
December 31, 2005*	25.00	.15	(.78)	(.63)	(.06)	—	(.06)	24.31	(2.53)%	1.76%**	1.76%**	1.76%**	2.28%**	—	2,954
Real Estate Fund
December 31, 2009	17.51	.50	3.90	4.40	(.47)	—	(.47)	21.44	25.27%	1.65%	1.65%	1.65%	2.83%	450%	33,872
December 31, 2008	34.35	.79	(15.47)	(14.68)	(.20)	(1.96)	(2.16)	17.51	(41.64)%	1.62%	1.62%	1.62%	2.61%	288%	15,437
December 31, 2007	50.25	.63	(10.02)	(9.39)	(1.09)	(5.42)	(6.51)	34.35	(19.12)%	1.60%	1.60%	1.60%	1.28%	226%	31,757
December 31, 2006	40.30	.72	11.68	12.40	(.83)	(1.62)	(2.45)	50.25	30.72%	1.60%	1.60%	1.60%	1.54%	532%	83,181
December 31, 2005	38.02	.71	2.01	2.72	(.44)	—	(.44)	40.30	7.15%	1.59%	1.59%	1.59%	1.84%	774%	29,074

  *  Since the commencement of operations:
September 30, 2005—Commodities Strategy Fund;
September 30, 2005—Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ■  Consolidated.

PROSPECTUS

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
All-Cap Opportunity Fund
December 31, 2009	$9.05	$(0.03)	$2.50	$2.47	$(0.01)	$—	$(0.01)	$11.51	27.29%	1.71%	1.71%	1.71%	(0.33)%	379%	$68,347
December 31, 2008	15.33	.01	(6.25)	(6.24)	—	(.04)	(.04)	9.05	(40.73)%	1.67%	1.67%	1.67%	0.05%	463%	72,439
December 31, 2007	13.47	(.02)	3.10	3.08	—	(1.22)	(1.22)	15.33	22.75%	1.61%	1.61%	1.61%	(0.15)%	277%	130,166
December 31, 2006	12.68	(.02)	1.48	1.46	—	(.67)	(.67)	13.47	11.47%	1.64%	1.64%	1.64%	(0.16)%	353%	87,673
December 31, 2005	11.16	(.02)	1.54	1.52	—	—	—	12.68	13.62%	1.70%	1.70%	1.70%	(0.20)%	281%	61,834
International Opportunity Fund
December 31, 2009	17.20	.06	5.07	5.13	(.09)	—	(.09)	22.24	29.79%	1.71%	1.71%	1.71%	0.30%	324%	21,939
December 31, 2008*	25.00	.01	(7.81)	(7.80)	—	—	—	17.20	(31.20)%	1.64%**	1.64%**	1.64%**	0.09%**	362%	12,071
Government Long Bond 1.2x Strategy Fund
December 31, 2009	17.24	0.28	(5.33)	(5.05)	(0.28)	(5.32)	(5.60)	6.59	(31.54)%	1.26%	1.26%	1.26%	2.29%	1,694%	24,092
December 31, 2008	12.24	.35	5.00	5.35	(.35)	—	(.35)	17.24	44.87%	1.22%	1.22%	1.22%	2.75%	1,372%	63,594
December 31, 2007	11.56	.41	.68	1.09	(.41)	—	(.41)	12.24	9.77%	1.20%	1.20%	1.20%	3.60%	1,367%	52,250
December 31, 2006	12.38	.42	(.82)	(.40)	(.42)	—	(.42)	11.56	(3.14)%	1.20%	1.20%	1.20%	3.66%	1,339%	50,420
December 31, 2005	11.88	.41	.50	.91	(.41)	—	(.41)	12.38	7.71%	1.18%	1.18%	1.18%	3.30%	1,284%	60,160
Inverse Government Long Bond Strategy Fund
December 31, 2009	13.60	(.33)	2.97	2.64	—	—	—	16.24	19.41%	2.23%	2.23%	1.71%×	(2.09)%	—	27,940
December 31, 2008	19.58	(.21)	(5.68)	(5.89)	(.09)	—	(.09)	13.60	(30.21)%	4.12%	4.12%	1.65%×	(1.12)%	2,851%	10,625
December 31, 2007	21.55	.70	(1.67)	(.97)	(1.00)	—	(1.00)	19.58	(4.51)%	3.83%	3.83%	1.63%×	3.17%	1,123%	17,611
December 31, 2006	20.80	.69	.97	1.66	(.91)	—	(.91)	21.55	8.11%	5.12%	5.12%	1.63%×	3.08%	597%	29,246
December 31, 2005	21.95	(.07)	(1.08)	(1.15)	—	—	—	20.80	(5.24)%	5.11%	5.11%	1.63%×	(0.33)%	589%	29,671

  *  Since the commencement of operations March 27, 2008—International Opportunity Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating Expenses exclude interest expense from securities sold short.

											RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains		Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses×	Net Investment Income (Loss)		Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Alternative Strategies Allocation Fund
December 31, 2009	$19.92	$.07	$.10	$.17	$—	$—		$—	$20.09	0.85%	0.00%	0.00%	0.00%	0.38%		149%	$5,121
December 31, 2008*	25.00	.38	(5.02)	(4.64)	(.39 )▲	(.05	)▲	(.44)	19.92	(18.55)%	0.00%**	0.00%**	0.00%**	2.47	%**	33%	3,138
Managed Futures Strategy Fund
December 31, 2009■	24.10	(.49)	(.42)	(.91)	—	—		—	23.19	(3.78)%	2.32%	2.20%	2.20%	(2.08)%		—	28,633
December 31, 2008*	25.00	(.08)	(.82)	(.90)	—	—		—	24.10	(3.60)%	2.21%**	2.21%**	2.21%**	(2.09	)%**	—	6,413
Multi-Hedge Strategies Fund
December 31, 2009■	20.97	(.19)	(.50)	(.69)	(.22)	—		(.22)	20.06	(3.28)%	1.87%	1.84%	1.15%	(0.95)%		1,074%	25,563
December 31, 2008	25.95	.16	(5.02)	(4.86)	(.12)	—		(.12)	20.97	(18.72)%	1.81%	1.81%	1.15%	0.67%		1,447%	33,022
December 31, 2007	26.20	.74	.27	1.01	(1.00)	(.26)		(1.26)	25.95	3.84%	1.69%	1.69%	1.17%	2.72%		421%	31,437
December 31, 2006	25.20	.80	.87	1.67	(.30)	(.37)		(.67)	26.20	6.64%	1.70%	1.70%	1.16%	3.08%		309%	22,557
December 31, 2005*	25.00	.05	.15	.20	—	—		—	25.20	0.80%	1.45%**	1.45%**	1.20%**	2.28	%**	19%	3,323
U.S. Government Money Market Fund
December 31, 2009	1.00	— §	—	— §	(— )§	(—	)§	(— )§	1.00	0.06%	1.28%	0.54%	0.54%	0.02%		—	231,451
December 31, 2008	1.00	.01	—	.01	(.01)	—		(.01)	1.00	1.14%	1.22%	1.22%	1.22%	1.09%		—	360,946
December 31, 2007	1.00	.04	—	.04	(.04)	—		(.04)	1.00	3.90%	1.19%	1.19%	1.19%	3.80%		—	277,346
December 31, 2006	1.00	.04	—	.04	(.04)	—		(.04)	1.00	3.82%	1.19%	1.19%	1.19%	3.78%		—	208,148
December 31, 2005	1.00	.02	—	.02	(.02)	—		(.02)	1.00	2.00%	1.17%	1.17%	1.17%	1.96%		—	185,365

  *  Since the commencement of operations:
May 1, 2008—Alternative Strategies Allocation Fund;
November 29, 2005—Multi-Hedge Strategies Fund;
November 7, 2008—Managed Futures Strategy Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating expenses exclude short dividends expense.

  ■  Consolidated.

  ▲  For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

  §  Less than $.01 per share.

PROSPECTUS

															RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income		Distributions from Net Realized Gains	Total Distributions		NET ASSET VALUE, END OF PERIOD	Total Investment Return†††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
All-Asset Moderate Strategy Fund
December 31, 2009	$20.78	$.26	$2.19	$2.45	$	(— )§	$—	$	(— )§	$23.23	11.79%	0.00%	1.25%	256%	$18,676
December 31, 2008	25.96	.47	(5.04)	(4.57)		(.44)	(.17)		(.61)	20.78	(17.58)%	0.00%	1.99%	232%	19,841
December 31, 2007	25.01	.36	1.27	1.63		(.22)	(.46)		(.68)	25.96	6.56%	0.01%	1.36%	269%	14,285
December 31, 2006*	25.00	1.35	(.61)	.74		(.72)	(.01)		(.73)	25.01	2.98%	—	28.35%**	20%	3,508
All-Asset Aggressive Strategy Fund
December 31, 2009	18.17	.11	3.23	3.34		(— )§	—		(— )§	21.51	18.38%	0.00%	0.56%	307%	7,974
December 31, 2008	25.21	.25	(6.57)	(6.32)		(.24)	(.48)		(.72)	18.17	(25.04)%	0.00%	1.11%	308%	6,636
December 31, 2007	24.48	.29	1.32	1.61		(.17)	(.71)		(.88)	25.21	6.64%	0.01%	1.12%	300%	6,874
December 31, 2006*	25.00	1.85	(1.10)	.75		(1.24)	(.03)		(1.27)	24.48	3.02%	—	39.87%**	34%	542
All-Asset Conservative Strategy Fund
December 31, 2009	21.73	0.40	0.70	1.10		(— )§	—		(— )§	22.83	5.06%	0.00%	1.86%	291%	8,171
December 31, 2008	25.68	.89	(3.67)	(2.78)		(.91)	(.26)		(1.17)	21.73	(10.83)%	0.01%	3.72%	314%	11,022
December 31, 2007	25.09	.61	1.00	1.61		(.33)	(.69)		(1.02)	25.68	6.45%	0.03%	2.33%	395%	5,439
December 31, 2006*	25.00	.45	(.02)	.43		(.33)	(.01)		(0.34)	25.09	1.71%	—	9.77%**	18%	432

  *  Since the commencement of operations: October 27, 2006.

  **  Income ratios for the year ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance, and are annualized.

  †  Calculated using the average daily shares outstanding.

  ††  Does not include expenses of the underlying funds in which the Funds invest.

  †††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

  §  Less than $.01 per share.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The S&P 500 2x Strategy, Inverse S&P 500 2x Strategy, Inverse S&P 500 Strategy, Mid-Cap 1.5x Strategy, Inverse Mid-Cap Strategy, Nova, S&P 500, S&P 500 Pure Growth, S&P 500 Pure Value, S&P MidCap 400 Pure Growth, S&P MidCap 400 Pure Value, S&P SmallCap 600 Pure Growth, S&P SmallCap 600 Pure Value, Commodities Strategy, and Managed Futures Strategy Funds (the "Rydex|SGI S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), Citigroup Global Markets, Inc. ("Citigroup") or Alpha Financial Technologies, Inc. ("AFT"), the owner of the S&P DTI. S&P, Citigroup and AFT make no representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Funds particularly or the ability of the S&P 500® Index, S&P MidCap 400® Index, S&P 500 Pure Growth Index, S&P 500 Pure Value Index, S&P MidCap 400 Pure Growth Index, S&P MidCap 400 Pure Value Index, S&P SmallCap 600 Pure Growth Index, S&P SmallCap 600 Pure Value Index, S&P GSCITM Commodity Index, and S&P DTI (the "S&P Indices") to track general stock market performance or provide a basis for superior investment performance. S&P's, Citigroup's and AFT's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Funds. S&P, Citigroup and AFT have no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P, Citigroup and AFT are not responsible for and have not participated in the determination of the prices and amount of the Rydex|SGI S&P Funds or the timing of the issuance or sale of the Rydex|SGI S&P Funds or in the determination or calculation of the equation by which the Rydex|SGI S&P Funds are to be converted into cash. S&P, Citigroup and AFT have no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Funds.

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PROSPECTUS

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•  The accuracy or completeness of the Dow Jones Indices and their data;

•  The merchantability and the fitness for a particular purpose or use of the Dow Jones Indices and their data;

•  Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Jones Indices or their data;

•  Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if STOXX or Dow Jones knows that they might occur.

The licensing agreement between PADCO Advisors II, Inc. and Dow Jones is solely for their benefit and not for the benefit of the owners of the Rydex Dow Jones Funds or any other third parties.

STOXX

STOXX and its licensors (the "Licensors") have no relationship to the PADCO Advisors II, Inc., other than the licensing of the STOXX 50 Index and the related trademarks for use in connection with the Europe 1.25x Strategy Fund.

STOXX and its Licensors do not:

•  Sponsor, endorse, sell or promote the Europe 1.25x Strategy Fund.

•  Recommend that any person invest in the Europe 1.25x Strategy Fund or any other securities.

•  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Europe 1.25x Strategy Fund.

•  Have any responsibility or liability for the administration, management or marketing of the Europe 1.25x Strategy Fund.

•  Consider the needs of the Europe 1.25x Strategy Fund or the owners of the Europe 1.25x Strategy Fund in determining, composing or calculating the STOXX 50 Index or have any obligation to do so.

STOXX and its Licensors will not have any liability in connection with the Europe 1.25x Strategy Fund. Specifically,

•  STOXX and its Licensors do not make any warranty, express or implied and disclaim any and all warranty about:

•  The results to be obtained by the Europe 1.25x Strategy Fund, the owner of the Europe 1.25x Strategy Fund or any other person in connection with the use of the STOXX 50 Index and the data included in the STOXX 50 Index;

•  The accuracy or completeness of the STOXX 50 Index and its data;

•  The merchantability and the fitness for a particular purpose or use of the STOXX 50 Index and its data;

•  STOXX and its Licensors will have no liability for any errors, omissions or interruptions in the STOXX 50 Index or its data;

•  Under no circumstances will STOXX or its Licensors be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if STOXX or its Licensors knows that they might occur.

The licensing agreement between the PADCO Advisors II, Inc. and STOXX is solely for their benefit and not for the benefit of the owners of the Europe 1.25x Strategy Fund or any other third parties.

NASDAQ OX GROUP, INC.

The NASDAQ-100® 2x Strategy, Inverse NASDAQ-100® 2x Strategy, Inverse NASDAQ-100® Strategy, and NASDAQ-100® Funds (the "Rydex|SGI NASDAQ Funds") are not sponsored, endorsed, sold or promoted by The NASDAQ OX Group, Inc. or its affiliates (NASDAQ OX, with its affiliates, are referred to as the "Corporations").The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Funds. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Funds particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Rydex|SGI Investments ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100®, NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by the Corporations without regard to Licensee or the Rydex|SGI NASDAQ Funds. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Funds into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Funds to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

NIKKEI INC.

Nikkei Inc. (the "Index Publisher") does not sponsor, endorse, sell or promote any Rydex|SGI Fund and makes no representation or warranty, implied or express, to the investors in the Japan 2x Strategy Fund, or any members of the public, regarding:

•  The advisability of investing in index funds;

•  The ability of any index to track stock market performance;

•  The accuracy and/or the completeness of the aforementioned index or any data included therein;

•  The results to be obtained by the Japan 2x Strategy Fund, the investors in the Japan 2x Strategy Fund, or any person or entity from the use of the index or data included therein; and

•  The merchantability or fitness for a particular purpose for use with respect to the index or any data included therein.

PROSPECTUS

Further, the Index Publisher does not:

•  Recommend that any person invest in the Japan 2x Strategy Fund or any other securities;

•  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Japan 2x Strategy Fund;

•  Have any responsibility or liability for the administration, management or marketing of the Japan 2x Strategy Fund;

•  Consider the needs of the Japan 2x Strategy Fund or the investors in the Japan 2x Strategy Fund in determining, composing or calculating the index or has any obligation to do so;

•  Have any liability in connection with the Japan 2x Strategy Fund or for any errors, omissions or interruptions in connection with the index or the related data;

•  Have any liability for any lost profits or indirect punitive, special or consequential damages or losses, even if Nikkei Inc. knows that they might occur.

FRANK RUSSELL COMPANY

The Russell 2000® 2x Strategy, Inverse Russell 2000® 2x Strategy, Inverse Russell 2000® Strategy, Russell 2000® and Russell 2000® 1.5x Strategy Funds (the "Rydex|SGI Russell Funds") are not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company ("Russell"). Russell is not responsible for and has not reviewed the Russell Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index (the "Russell Index") which is a trademark/service mark of Russell. Russell has no obligation to take the needs of any of the Rydex|SGI Russell Funds or their participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell's publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.

Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.

Russell® is a trademark of the Frank Russell Company.

ICE FUTURES U.S., INC.

The Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds (the "Products") are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. ("ICE Futures"). ICE Futures makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the U.S. Dollar Index® to track market performance of either Product. ICE Futures' only relationship to PADCO Advisors II, Inc. ("Licensee") is the licensing of certain names and marks and of the U.S. Dollar Index®, which is determined, composed and calculated without regard to the Licensee or the Products. ICE Futures has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the U.S. Dollar Index®. ICE Futures is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of interests in the Products. ICE Futures has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Products.

Ice Futures does not guarantee the accuracy and/or the completeness of the U.S. Dollar Index® or any data included therein. Ice Futures makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Products, or any other person or entity from the use of the U.S. Dollar Index® or any data included therein in connection with the rights licensed hereunder, in connection with the purchase, sale or trading of any Product, or for any other use. Ice Futures makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Dollar Index® or any data included therein. Without limiting any of the foregoing, in no event shall Ice Futures have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

J.P. MORGAN SECURITIES LTD.

The JPMorgan Core Commodity-Investable Global Asset Rotator Long-Short Sigma Index ("Index") was developed, compiled, prepared and arranged by J.P. Morgan Securities Ltd. ("JPMorgan") through expenditure of substantial time, effort and money and constitutes valuable intellectual property and a trade secret of JPMorgan and all proprietary and intellectual property rights of any nature, including patents, copyrights, trademarks and trade secrets regarding the Index, and any and all copies, modifications, enhancements and derivative works thereof are owned by and will remain the property of JPMorgan. Copyright to this document may belong to unaffiliated third parties.

The Long/Short Commodities Strategy Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the Long/Short Commodities Strategy Fund or any member of the public regarding the advisability of investing in securities generally or in the Long/Short Commodities Strategy Fund particularly or the ability of the Index to track the investment opportunities in the commodity futures and forwards markets or otherwise achieve its objective. JPMorgan has no obligation to take the needs of PADCO Advisors II, Inc. or the owners of the Long/Short Commodities Strategy Fund into consideration in determining, composing or calculating the Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Long/Short Commodities Strategy Fund to be issued or in the determination or calculation of the equation by which the Long/Short Commodities Strategy Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the Long/Short Commodities Strategy Fund. It is expected that affiliates of JPMorgan, the publisher of the underlying index, may act as principal or agent in connection with securities and other financial instruments in which the Long/Short Commodities Strategy Fund may invest, including without limitation swaps and structured notes.

THE INDEX IS PROVIDED "AS IS" WITH ANY AND ALL FAULTS. JPMORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX AND/OR ANY INFORMATION RELATING TO THE LONG/SHORT COMMODITIES STRATEGY FUND AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY SECURITY GLOBAL INVESTORS, OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND, OR BY ANY OTHER PERSON OR ENTITY FROM ANY USE OF THE INDEX AND/OR LONG/SHORT COMMODITIES STRATEGY FUND. JPMORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY SECURITY GLOBAL INVESTORS, OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND, OR BY ANY OTHER PERSON OR ENTITY FROM ANY USE OF THE INDEX AND/OR FUND. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE INDEX AND/OR FUND, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE INDEX AND/OR THE FUND. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL JPMORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

More information about the Index Publishers is located in the SAI.

PROSPECTUS

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTM-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

CLS Advisorone Funds

Amerigo

Clermont

Select Allocation
(formerly, Berolina)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Investment Sub-Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

Amerigo Fund	1

Clermont Fund	5

Select Allocation Fund (formerly, Berolina Fund)	9

PURCHASE AND SALE OF FUND SHARES	13

TAX INFORMATION	13

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	13

MANAGEMENT OF THE FUNDS	21

SHAREHOLDER INFORMATION	22

PURCHASING AND REDEEMING SHARES	22

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	23

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION	23

FINANCIAL HIGHLIGHTS	24

ADDITIONAL INFORMATION	25

ii

AMERIGO FUND

INVESTMENT OBJECTIVE – The Amerigo Fund seeks to provide long-term growth of capital without regard to current income.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES

(fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Acquired Fund Fees and Expenses	0.28%
Total Annual Fund Operating Expenses	1.99%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$202	$624	$1,073	$2,317

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 102% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Fund, a "fund of funds," seeks to achieve its objective by investing primarily in underlying funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) of small, mid, and large-capitalization companies, including the stock of foreign issuers. Underlying funds may include exchange-traded funds ("ETFs"), traditional open-end investment management companies ("mutual funds"), and closed-end investment companies ("closed-end funds").

Although the Fund does not seek current income, it may invest up to 20% of its total assets in underlying funds that invest primarily in long, medium, or short-term bonds and other fixed income securities of varying credit quality whenever the Sub-Advisor believes these underlying funds offer a potential for capital appreciation.

Some of the underlying funds in which the Fund invests may invest part or all of their assets in securities of foreign issuers, engage in foreign currency transactions with respect to these investments, or invest in futures contracts and options on futures contracts. The Fund may also invest in individual securities of foreign issuers, engage in foreign currency transactions, including currency hedging transactions, sell securities short, or invest

PROSPECTUS
1

in futures contracts, options and options on futures contracts. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Amerigo Fund is subject to a number of risks that may affect the value of its Shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover" may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may, indirectly or directly, incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's direct and indirect investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EMERGING MARKETS RISK – Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may indirectly impact the Fund and cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund or an underlying fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

HIGH YIELD RISK – The Fund or an underlying fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

2

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund, and certain of the underlying funds, are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund Shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TAX RISK – Certain of the underlying funds currently gain significant exposure to the commodities markets by investing in commodities and/or commodity-linked derivative instruments. The Fund may invest up to 25% of its assets in one or more underlying funds so long as an underlying fund is treated as a qualified publicly traded partnership ("QPTP"). If an underlying fund fails to qualify as a QPTP, the income generated from the Fund's investment in the underlying fund may not comply with certain income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will only invest in such an underlying fund if it intends to qualify as a QPTP, but there is no guarantee that each of the underlying funds will be successful in qualifying as a QPTP.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
3

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	20.56%	(quarter ended 12/31/2008)	-25.67%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past 1 Year	Past 5 Years	Since Inception (07/01/2003)
Amerigo Fund	39.41%	2.08%	5.63%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	4.03%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISER – CLS Investments, LLC serves as sub-adviser to the Amerigo Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the two individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Robert Jergovic, CFA, Chief Investment Officer of CLS Investments, LLC. Mr. Jergovic has co-managed the Fund since its inception.

•  Dennis Guenther, CFA, Portfolio Manager. Mr. Guenther has co-managed the Fund since its inception.

For important information about purchase and sale of fund Shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 13 of this prospectus.

4

CLERMONT FUND

INVESTMENT OBJECTIVE – The Clermont Fund seeks a combination of current income and growth of capital.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES

(fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses	1.93%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$196	$606	$1,042	$2,254

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 128% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Fund, a "fund of funds," seeks to achieve its objective by investing primarily in underlying funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) of small, mid, and large-capitalization companies, including the stock of foreign issuers. Underlying funds may include exchange-traded funds ("ETFs"), traditional open-end investment companies ("mutual funds"), and closed-end investment companies ("closed-end funds").

The Fund invests at least 20% of its total assets in underlying funds that invest primarily in long, medium or short-term bonds and other fixed income securities of varying credit qualities in order to maximize the Fund's total return.

Some of the underlying funds in which the Fund invests may invest part or all of their assets in securities of foreign issuers, engage in foreign currency transactions with respect to these investments, or invest in futures contracts and options on futures contracts. The Fund may also invest in individual securities of foreign issuers, engage in foreign currency transactions, including currency hedging transactions, sell securities short, or invest in futures contracts, options and options on futures contracts. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
5

The Fund may invest up to 80% of its total assets in underlying funds that invest in futures contracts and options on futures contracts.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Clermont Fund is subject to a number of risks that may affect the value of its Shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover" may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur, indirectly or directly, transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's direct and indirect investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EMERGING MARKETS RISK – Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may indirectly impact the Fund and cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund or an underlying fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

HIGH YIELD RISK – The Fund or an underlying fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

6

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund, and certain of the underlying funds, are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund Shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TAX RISK – Certain of the underlying funds currently gain significant exposure to the commodities markets by investing in commodities and/or commodity-linked derivative instruments. The Fund may invest up to 25% of its assets in one or more underlying funds so long as an underlying fund is treated as a qualified publicly traded partnership ("QPTP"). If an underlying fund fails to qualify as a QPTP, the income generated from the Fund's investment in the underlying fund may not comply with certain income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will only invest in such an underlying fund if it intends to qualify as a QPTP, but there is no guarantee that each of the underlying funds will be successful in qualifying as a QPTP.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
7

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	13.16%	(quarter ended 12/31/2008)	-13.79%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past 1 Year	Past 5 Years	Since Inception (07/01/2003)
Clermont Fund	22.58%	0.50%	2.50%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	4.03%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISER – CLS Investments, LLC serves as sub-adviser to the Amerigo Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the two individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Robert Jergovic, CFA, Chief Investment Officer of CLS Investments, LLC. Mr. Jergovic has co-managed the Fund since its inception.

•  Dennis Guenther, CFA, Portfolio Manager. Mr. Guenther has co-managed the Fund since its inception.

For important information about purchase and sale of fund Shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 13 of this prospectus.

8

SELECT ALLOCATION FUND (formerly the Berolina Fund)

INVESTMENT OBJECTIVE – The Select Allocation Fund seeks to provide growth of capital and total return.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES

(fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Acquired Fund Fees and Expenses	0.34%
Total Annual Fund Operating Expenses	2.05%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$208	$643	$1,103	$2,379

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 131% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Under normal market conditions, the Fund, a "fund of funds," seeks to achieve its objective by investing primarily in underlying funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or in individual securities of small, mid, and large-capitalization companies that may provide capital growth or appreciation. Underlying funds may include exchange-traded funds ("ETFs"), traditional open-end investment companies ("mutual funds"), and closed-end investment companies ("closed-end funds"). While pursuing its investment objective, the Fund will not invest less than 35% of its total assets in underlying funds that seek capital appreciation or growth.

The Fund may invest up to 65% of its total assets in underlying funds that invest in long, medium, or short-term bonds and other fixed income securities of varying credit quality if the Sub-Advisor believes that these underlying funds offer a potential for capital appreciation, or in individual securities that provide current income.

The Fund also may take long and short positions in ETFs such as Standard & Poor's Depositary Receipts (commonly referred to as SPDRs) and the NASDAQ 100 tracking stock (NASDAQ Symbol QQQQ). The Fund will use

PROSPECTUS
9

these instruments to increase exposure to sectors the Sub-Advisor believes have the greatest potential for upward price movement, and to decrease exposure to sectors the Sub-Advisor believes have the greatest potential for downward price movements.

Some of the underlying funds in which the Fund invests may invest part or all of their assets in securities of foreign issuers, engage in foreign currency transactions with respect to these investments, or invest in futures contracts, options and options on futures contracts. The Fund may also invest in individual securities of foreign issuers, engage in foreign currency transactions, sell securities short, or invest in futures contracts, options and options on futures contracts. The Fund may, but is not obligated to, engage in currency hedging transactions to seek to minimize the effect of fluctuations in relative values between the foreign currencies and the U.S. dollar. To the extent the Fund does not hedge its currency exposure, the value of the Fund's investments will be subject to the currency exchange fluctuations between foreign currencies and the U.S. dollar. Generally, hedging involves derivatives transactions such as entering into currency forward, options or futures contracts. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Select Allocation Fund is subject to a number of risks that may affect the value of its Shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover" may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur, indirectly or directly, transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's direct and indirect investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EMERGING MARKETS RISK – Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may indirectly impact the Fund and cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund or an underlying fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

10

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

HIGH YIELD RISK – The Fund or an underlying fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund, and certain of the underlying funds, are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund Shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TAX RISK – Certain of the underlying funds currently gain significant exposure to the commodities markets by investing in commodities and/or commodity-linked derivative instruments. The Fund may invest up to 25% of its assets in one or more underlying funds so long as an underlying fund is treated as a qualified publicly traded partnership ("QPTP"). If an underlying fund fails to qualify as a QPTP, the income generated from the Fund's investment in the underlying fund may not comply with certain income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will only invest in such an underlying fund if it intends to qualify as a QPTP, but there is no guarantee that each of the underlying funds will be successful in qualifying as a QPTP.

PROSPECTUS
11

PERFORMANCE INFORMATION – The following bar chart shows the performance of the Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	20.07%	(quarter ended 12/31/2009)	-24.16%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past 1 Year	Since Inception (11/10/2006)
Select Allocation Fund	35.79%	-2.30%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	-4.48%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISER – CLS Investments, LLC serves as sub-adviser to the Amerigo Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the two individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Robert Jergovic, CFA, Chief Investment Officer of CLS Investments, LLC. Mr. Jergovic has co-managed the Fund since its inception.

•  Dennis Guenther, CFA, Portfolio Manager. Mr. Guenther has co-managed the Fund since its inception.

For important information about purchase and sale of fund Shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 13 of this prospectus.

12

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of Shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems Shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund Shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes Shares of the Amerigo Fund, Clermont Fund, and Select Allocation Fund (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds").

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

Each CLS AdvisorOne Fund operates primarily as a "fund of funds." In other words, each Fund pursues its investment goal by investing primarily in underlying funds, which may include ETFs, mutual funds, and closed-end funds. In addition to investing in underlying funds, each Fund may invest a portion of its assets directly in individual securities or in derivatives, such as options and futures.

ALLOCATION OF ASSETS

CLS Investments, LLC (the "Sub-Advisor") generally allocates each Fund's assets among underlying funds or individual securities representing various segments of the financial markets, which may include various style and capitalization combinations as further described below.

ALLOCATION OF FUND ASSETS AMONG MARKET SEGMENTS

The Sub-Advisor allocates each Fund's assets primarily among various style and capitalization combinations (such as aggressive growth, growth, growth and income, small capitalization, etc.) of open-end and closed-end investment companies, specialty and industry sector funds (including utility funds), international and global stock funds (including developed and emerging markets, regional funds and country specific funds), international and global bond funds, U.S. government securities, corporate bonds, high yield bond funds, money market funds and ETFs. The Funds may also invest in individual securities and derivatives.

Using fundamental and technical analysis, the Sub-Advisor assesses the relative risk and reward potential of these segments of the financial markets, with the objective of providing the best opportunity for achieving each Fund's investment objective. The Funds' portfolios are expected to vary considerably among the various market segments as changes in economic and market trends occur. The Sub-Advisor underweights market segments that it believes to have below average risk/reward potential and overweights market segments that it believes to have above average risk/reward potential.

PROSPECTUS
13

ALLOCATION OF FUND ASSET SUB-CLASSES

The asset allocation process is not limited to determining the degree to which a Fund's assets should be invested in a given market segment. The Sub-Advisor continually explores opportunities in various sub-classes of assets, which may include:

•  geoeconomic considerations (for example, "foreign" versus "domestic")

•  maturities of fixed income securities (for example, "short-term" versus "long-term")

•  market capitalization (for example, "large capitalization" versus "small capitalization")

•  sector rotation (for example, "high tech" versus "industrial")

STOCK SEGMENT

The Funds may invest in one or more stock funds owning domestic and foreign equity securities, including common stocks and warrants. The Funds may also invest in individual stocks. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

The stock segment includes domestic and foreign equity securities of all types. The Sub-Advisor seeks a high total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that the Sub-Advisor believes to have superior investment potential. When the Sub-Advisor selects stock funds, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

BOND SEGMENT

The Funds may invest in one or more bond funds owning domestic and foreign debt securities or in individual securities issued by either domestic or foreign parties. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The bond segment includes all varieties of domestic and foreign fixed income securities. The Sub-Advisor will seek to manage total return, income, and risk within the bond segment by adjusting a Fund's investments in bond funds that hold securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency. The Funds may also invest in individual bonds and bond funds that respectively are or hold lower quality, high-yielding debt securities (or "junk bonds"). In general, bond prices rise when interest rates fall, and conversely, fall when interest rates rise. Bonds and other debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

MONEY MARKET SEGMENT

The Funds may invest directly in money market securities or in one or more money market funds owning money market securities. Money market securities are high quality securities (rated in one of the two highest rating categories for short-term debt obligations) and present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, repurchase agreements and other financial institution obligations. These securities may be denominated in U.S. dollars or foreign currency.

DEFENSIVE INVESTMENTS

The Sub-Advisor, or the investment advisers of the underlying funds in which a Fund invests, may invest in a fully or partially defensive position when they believe it is appropriate to do so. When this happens, a Fund, or the underlying funds in which the Fund invest, may temporarily increase its investments in government

14

securities and other short-term securities without regard to the Fund's, or the underlying funds', investment restrictions, policies or normal investment emphasis. During such a period, a Fund, or the underlying funds in which the Fund invests, would not be pursing their respective investment objectives. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios when calculated in accordance with U.S. Securities and Exchange Commission ("SEC") rules. High transaction costs could result from more frequent trading. Frequent trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when distributed from a Fund. The Funds may also use combinations of options and futures to achieve a more aggressive or defensive position. Such defensive investment positions may affect the Funds' performance and their ability to achieve their respective investment objectives. In addition, there can be no assurance that such risk management strategies will be implemented, or that if they are utilized that they will be successful in reducing losses to the Funds.

SELECTION OF UNDERLYING FUNDS

The Funds invest in underlying funds that invest primarily in common stock or securities convertible into or exchangeable for common stock, such as convertible preferred stock, convertible debentures, warrants, options and bonds. The Sub-Advisor selects specific underlying funds for investment based, in part, on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative and risk-adjusted). The Sub-Advisor also considers other factors in the selection of underlying funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Many underlying funds in which a Fund invests may not share the same investment goal and investment limitations as the Fund. Normally, a Fund will invest its assets in underlying funds from several different fund families, managed by a variety of investment advisers, and having a variety of different investment goals and strategies. However, a Fund may invest up to 100% of its total assets in one underlying fund. Also, because each Fund may invest heavily in ETFs and because the number of investment advisers offering a wide range of ETFs is limited, the Fund may have a large percentage of its underlying fund assets managed by one investment adviser.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries. Risk information may not be applicable to all Funds. Please consult the Fund Summary section for each Fund to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund Shares to take advantage of anticipated changes in market conditions. Therefore, the Sub-Advisor anticipates that investors who take part in these programs may frequently redeem or exchange Shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

CAPITALIZATION SECURITIES RISK – The Funds' investments in underlying funds may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in its underlying funds may underperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund's and certain of the underlying funds' exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the

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price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES – The Fund and certain of the underlying funds may invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund or an underlying fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund or an underlying fund may receive more or less principal than it originally invested. The Fund or an underlying fund might receive interest payments that are more or less than the stated coupon interest payments.

STRUCTURED NOTE RISK – The Fund and certain of the underlying funds intend to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by an underlying fund may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DERIVATIVES RISK – The Fund and certain of the underlying funds may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their respective investment objectives. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it, or the underlying funds, invested directly in the securities underlying those derivatives. The Fund and certain of the underlying funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related

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purposes. The Fund and underlying funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, an underlying fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an underlying fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the underlying fund.

The risks associated with the use of futures and options contracts include:

•  The Fund or underlying fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund or underlying fund and the prices of futures and options on futures.

•  Although the Fund and underlying funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or underlying fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

Because option premiums paid or received by the Fund or underlying fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EMERGING MARKETS RISK – Certain of the underlying funds may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to certain of the underlying funds' investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

FIXED INCOME RISK – Certain of the underlying funds may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in certain of the underlying funds having to reinvest the proceeds in lower or higher coupon securities, respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities

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are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by an underlying fund.

FUND OF FUNDS RISK – The Fund is subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of Shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.

In addition, an underlying fund may buy the same securities that another underlying fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, the Fund investor may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund's transactions in Shares of the underlying funds. In addition, certain of the underlying funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Because the Fund invests most of its assets in underlying funds, the Fund's investment performance is directly related to the performance of those underlying funds. The performance of those underlying funds, in turn, depends upon the performance of the securities in which they invest.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of certain of the underlying funds to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the underlying fund may lose its entire investment.

INVESTMENT IN INVESTMENT COMPANIES RISK – The Fund may purchase Shares of investment companies, such as ETFs, open-end investment companies, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. The Fund, in particular, will regularly invest in other investment companies, including the underlying funds, some of which may also invest in investment companies. When the Fund

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invests in an investment company, including underlying funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. For example, if an underlying fund sells the same securities another underlying fund is purchasing, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Similarly, an investor in the Fund may receive taxable gains as a result of the underlying funds' portfolio transactions in addition to these taxable gains as a result of the underlying funds' portfolio transactions in addition to the taxable gains attributable to the Fund's transactions in Shares of the underlying funds. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning Shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, Shares of an ETF are traded at market prices, which may vary from the net asset value of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities.

EXCHANGE-TRADED FUND RISK – The Fund may invest to a significant extent in Shares of exchange-traded funds to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual Shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of Shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of Shares has historically resulted in the market price of individual Shares of ETFs being at or near the net asset value of the ETF's underlying investments. However, Shares of ETFs may trade below their NAV. The NAV of Shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of Shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's Shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

MARKET RISK – The Fund and certain of the underlying funds may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's or underlying fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which an underlying fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of an underlying fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund Shares than would occur in a diversified fund.

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PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short sales are transactions in which certain of the underlying funds sell a security they do not own. To complete the transaction, the underlying fund must borrow the security to make delivery to the buyer. The underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the underlying fund. If the underlying security goes down in price between the time the underlying fund sells the security and buys it back, the underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the underlying fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the underlying fund must pay to the lender of the security. The underlying fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the underlying fund's needs for immediate cash or other liquidity. The underlying fund's investment performance may also suffer if the underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the underlying fund to deliver the securities the underlying fund borrowed at the commencement of the short sale and the underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the underlying fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when an underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the underlying fund on the investment of the cash generated by the short sale. When the an underlying fund sells short an equity security that pays a dividend, the underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the underlying fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the underlying fund's unrealized gain or reduces the underlying fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the underlying fund is obligated to pay is greater than the interest earned by the underlying fund on investments, the performance of the underlying fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

TAX RISK – As noted under "Commodity-Linked Derivative Investment Risk" above, certain of the underlying funds currently gain significant exposure to the commodities markets by investing in commodity-linked derivative instruments. The Fund may invest up to 25% of its assets in one or more underlying funds only if such underlying funds qualify as qualified publicly traded partnerships ("QPTPs"). While such underlying funds may anticipate qualifying as QPTPs, their status is dependent on whether they realize sufficient income from their respective commodities and/or commodities-linked derivative investments. Therefore, there is no guarantee that an underlying fund will qualify as a QPTP in any given tax year. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP, and it is possible that future guidance may adversely affect the qualification of such underlying funds as a QPTPs.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Advisor has served as the investment adviser of the Funds since each Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
AMERIGO	0.90%
CLERMONT	0.90%
SELECT ALLOCATION	0.90%

The Advisor pays the Sub-Advisor out of the advisory fees it receives. The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees that are affiliated with the Advisor.

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

INVESTMENT SUB-ADVISOR

CLS Investments, LLC, 4020 South 147th Street, Omaha, Nebraska, 68137, serves as investment sub-adviser to the Funds and is responsible for the day-to-day management of each Fund's portfolio. The Sub-Advisor has been an investment adviser to individuals, employee benefit plans, trusts, and corporations since 1989 and has extensive experience managing portfolios of mutual funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment sub-advisory agreement is available in December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

PORTFOLIO MANAGEMENT

CLS has an Investment Committee comprised of CLS portfolio managers and other management of CLS as well as individuals outside of CLS. The Investment Committee is responsible for the prudent management of CLS assets and meets on a quarterly basis to discuss, in general terms, CLS's risk management, asset allocation, investment strategy, and performance. The members of the Investment Committee include: W. Patrick Clarke, Todd Clarke, Stephen A. Donahoe, Dennis R. Guenther, Robert M. Jergovic, Scott R. Kubie, Brian Nielsen, Jennifer J. Schenkelberg and Brian Beaulieu. The Investment Committee may also retain other individuals to serve as advisors or consultants. Todd Clarke, President of CLS, serves as Chairman of the Investment Committee.

On a day-to-day basis, the two individuals listed below are jointly and primarily responsible for the management of the Funds.

Robert Jergovic, CFA, joined CLS as a portfolio manager in November 2000. In March of 2002, Mr. Jergovic was promoted to Chief Investment Officer. He also serves on the CLS Investment Committee. As Chief Investment Officer, Mr. Jergovic leads the research and analysis of the financial markets and mutual funds. Mr. Jergovic has served as a Registered Representative of Northern Lights Distributors, LLC, and its

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predecessor since November of 2003. Mr. Jergovic has co-managed the Amerigo, Clermont and Select Allocation Funds since their inception.

Dennis Guenther, CFA, joined CLS in 1997 and has served as a portfolio manager and as a member of the CLS Investment Committee since May of 2004. Mr. Guenther also has served as a Registered Representative of Northern Lights Distributors, LLC, and its predecessor since November of 2003. Mr. Guenther served as Financial Analyst of CLS from 2002 to 2004. Mr. Guenther has co-managed the Amerigo, Clermont and Select Allocation Funds since their inception.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the net asset value ("NAV") next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund Shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of Shares owned by the shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund generally values Shares of the underlying funds at their NAV and other investments at market prices. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their separate account prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

ACQUIRED FUND FEES AND EXPENSES – As a shareholder in certain funds (the "Acquired Funds"), the Funds will each indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy Shares on any day that the NYSE is open for business (a "Business Day"). In addition, on any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of the Funds are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts and by certain pension, profit sharing and other retirement

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plans. All orders for the purchase of Shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems Shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Funds' net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to the Funds, Rydex|SGI may suspend your right to redeem your Shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because each Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund Shares. A significant portion of the assets of a Fund come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange Shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact the Fund's ability to achieve its investment objective.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund Shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

PROSPECTUS
23

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Report. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Report is incorporated by reference in the SAI.

										RATIOS TO AVERAGE NET ASSETS
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income§	Distributions from Net Realized Gains§	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return†††	Total Expenses††	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Amerigo Fund
December 31, 2009	$21.64	$.03	$8.49	$8.52	$(.15)	$—	$(.15)	$30.01	39.41%	1.71%	0.12%	102%	$213,072
December 31, 2008	39.13	.12	(17.01)	(16.89)	(.10)	(.50)	(.60)	21.64	(43.09)%	1.65%	0.36%	103%	204,878
December 31, 2007	35.83	.12	4.85	4.97	(.14)	(1.53)	(1.67)	39.13	13.77%	1.63%	0.32%	88%	364,693
December 31, 2006	34.78	.21	4.06	4.27	(.03)	(3.19)	(3.22)	35.83	12.30%	1.64%	0.57%	299%	279,410
December 31, 2005	32.18	.05	2.94	2.99	(.04)	(.35)	(.39)	34.78	9.35%	1.64%	0.15%	82%	196,493
Clermont Fund
December 31, 2009	18.09	.47	3.61	4.08	(.44)	—	(.44)	21.73	22.58%	1.70%	2.41%	128%	66,803
December 31, 2008	26.79	.51	(8.60)	(8.09)	(.25)	(.36)	(.61)	18.09	(30.07)%	1.66%	2.19%	149%	47,259
December 31, 2007	29.90	.53	1.40	1.93	(.61)	(4.43)	(5.04)	26.79	6.23%	1.64%	1.73%	163%	62,264
December 31, 2006	29.41	.46	1.98	2.44	(.64)	(1.31)	(1.95)	29.90	8.34%	1.63%	1.51%	197%	99,809
December 31, 2005	28.57	.33	.78	1.11	(.17)	(.10)	(.27)	29.41	3.92%	1.64%	1.15%	129%	108,667
Select Allocation Fund (Formerly, Berolina Fund)
December 31, 2009	16.11	.31	5.45	5.76	(.48)	—	(.48)	21.39	35.79%	1.71%	1.70%	131%	43,542
December 31, 2008	28.98	.32	(12.56)	(12.24)	(.31)	(.32)	(.63)	16.11	(42.14)%	1.66%	1.32%	120%	43,391
December 31, 2007	25.55	.34	3.48	3.82	—	(.39)	(.39)	28.98	14.91%	1.62%	1.22%	171%	84,921
December 31, 2006*	25.00	.40	.34	.74	(.19)	—	(.19)	25.55	2.96%	1.63%**	10.65%**	13%	19,989

  *  Since the commencement of operations: November 10, 2006.

  **  Income ratios for the year ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance, and are annualized.

  †  Calculated using the average daily shares outstanding.

  ††  Does not include expenses of the underlying funds in which the Funds invest.

  †††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  §  For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

24

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because Shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund Shares. Do not rely on any such information or representations as having been authorized by the Funds or Rydex Investments. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

PROSPECTUS
25

9601 BLACKWELL ROAD • SUITE 500 •

ROCKVILLE, MD 20850 WWW.RYDEX-SGI.COM •

800.820.0888

RCLS-1-0410X0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Target Beta: Domestic Equity – Broad Market Funds

Dow 2x Strategy

NASDAQ-100® 2x Strategy

Russell 2000® 2x Strategy

S&P 500 2x Strategy

Inverse Dow 2x Strategy

Inverse Mid-Cap Strategy

Inverse NASDAQ-100® Strategy

Inverse Russell 2000® Strategy

Inverse S&P 500 Strategy

Mid-Cap 1.5x Strategy

Nova

NASDAQ-100®

Russell 2000® 1.5x Strategy

Target Beta: Domestic Equity – Style Funds

S&P 500 Pure Growth

S&P 500 Pure Value

S&P Midcap 400 Pure Growth

S&P Midcap 400 Pure Value

S&P Smallcap 600 Pure Growth

S&P Smallcap 600 Pure Value

Target Beta: Sector Funds

Banking

Basic Materials

Biotechnology

Consumer Products

Electronics

Energy

Energy Services

Financial Services

Health Care

Internet

Leisure

Precious Metals

Retailing

Technology

Telecommunications

Transportation

Utilities

Target Beta: International Equity Funds

Europe 1.25x Strategy

Japan 2x Strategy

Target Beta: Specialty Funds

Commodities Strategy

Strengthening Dollar 2x Strategy

Weakening Dollar 2x Strategy

Real Estate

Opportunistic Funds

All-Cap Opportunity

International Opportunity

Target Beta: Fixed Income Funds

Government Long Bond 1.2x Strategy

Inverse Government Long Bond Strategy

Alternatives Funds

Alternative Strategies Allocation

Managed Futures Strategy

Multi-Hedge Strategies

Asset Allocation Funds

All-Asset Conservative Strategy

(Formerly, Essential Portfolio Aggressive)

All-Asset Moderate Strategy

(Formerly, Essential Portfolio Moderate)

All-Asset Aggressive Strategy

(Formerly, Essential Portfolio Conservative)

Target Beta: Money Market Fund

U.S. Government Money Market

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Important Information About the Fund (if applicable), Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Investment Sub-Adviser (if applicable), Portfolio Managers, Purchase & Sale Information, and Tax Information)

DOMESTIC EQUITY FUNDS

Dow 2x Strategy Fund	1

NASDAQ-100® 2x Strategy Fund	5

Russell 2000® 2x Strategy Fund	9

S&P 500 2x Strategy Fund	13

Inverse Dow 2x Strategy Fund	17

Inverse Mid-Cap Strategy Fund	21

Inverse NASDAQ-100® Strategy Fund	25

Inverse Russell 2000® Strategy Fund	29

Inverse S&P 500 Strategy Fund	33

Mid-Cap 1.5x Strategy Fund	37

Nova Fund	41

NASDAQ-100® Fund	45

Russell 2000® 1.5x Strategy Fund	49

S&P 500 Pure Growth Fund	53

S&P 500 Pure Value Fund	56

S&P MidCap 400 Pure Growth Fund	59

S&P MidCap 400 Pure Value Fund	62

S&P SmallCap 600 Pure Growth Fund	65

S&P SmallCap 600 Pure Value Fund	68

SECTOR FUNDS

Banking Fund	71

Basic Materials Fund	74

Biotechnology Fund	77

Consumer Products Fund	80

Electronics Fund	83

Energy Fund	86

Energy Services Fund	89

Financial Services Fund	92

Health Care Fund	95

Internet Fund	98

Leisure Fund	101

Precious Metals Fund	104

Retailing Fund	107

Technology Fund	110

Telecommunications Fund	113

Transportation Fund	116

Utilities Fund	119

INTERNATIONAL EQUITY FUNDS

Europe 1.25x Strategy Fund	122

Japan 2x Strategy Fund	126

SPECIALTY FUNDS

Commodities Strategy Fund	131

Strengthening Dollar 2x Strategy Fund	135

Weakening Dollar 2x Strategy Fund	139

Real Estate Fund	143

ii

OPPORTUNISTIC FUNDS

All-Cap Opportunity Fund	146

International Opportunity Fund	150

FIXED INCOME FUNDS

Government Long Bond 1.2x Strategy Fund	153

Inverse Government Long Bond Strategy Fund	157

ALTERNATIVES FUNDS

Alternative Strategies Allocation Fund	161

Managed Futures Strategy Fund	167

Multi-Hedge Strategies Fund	172

ASSET ALLOCATION FUNDS

All-Asset Conservative Strategy Fund	177

All-Asset Moderate Strategy Fund	184

All-Asset Aggressive Strategy Fund	191

MONEY MARKET FUND

U.S. Government Money Market Fund	198

PURCHASE AND SALE OF FUND SHARES	200

TAX INFORMATION	200

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	200

FUND BENCHMARKS	229

MANAGEMENT OF THE FUNDS	230

SHAREHOLDER INFORMATION	233

PURCHASING AND REDEEMING SHARES	234

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	235

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	236

FINANCIAL HIGHLIGHTS	237

INDEX PUBLISHERS INFORMATION	251

ADDITIONAL INFORMATION	256

PROSPECTUS
iii

DOW 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Dow 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Dow 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Dow Jones Industrial AverageSM (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the

PROSPECTUS
1

most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Dow 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Dow 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The Dow Jones Industrial AverageSM is a price-weighted index of 30 "blue-chip" U.S. stocks, which generally represent large-capitalization companies with a capitalization range of $15.7 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may purchase common stock of companies that are generally within the capitalization range of the Dow Jones Industrial AverageSM. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Dow 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

2

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	32.49%	(quarter ended 12/31/2008)	-40.44%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Dow 2x Strategy Fund	36.90%	-6.58%	-4.44%
Dow Jones Industrial AverageSM (reflects no deduction for fees, expenses or taxes)	22.68%	1.94%	2.78%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
3

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

4

NASDAQ-100® 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The NASDAQ-100® 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The NASDAQ-100® 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the

PROSPECTUS
5

most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. Under normal circumstances, the NASDAQ-100® 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The NASDAQ Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may purchase common stock of companies that are generally within the capitalization range of the NASDAQ-100 Index®. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

6

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
7

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	40.93%	(quarter ended 06/30/2002)	-50.46%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
NASDAQ-100® 2x Strategy Fund	117.80%	-4.90%	-2.09%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	6.40%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

8

RUSSELL 2000® 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Russell 2000® 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Russell 2000® 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Russell 2000® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the

PROSPECTUS
9

most recent fiscal year, the Fund's portfolio turnover rate was 493% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Russell 2000® 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Russell 2000® 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may purchase common stock of companies that are generally within the capitalization range of the Russell 2000® Index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Russell 2000® 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

10

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	41.00%	(quarter ended 12/31/2008)	-52.65%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (10/27/2006)
Russell 2000® 2x Strategy Fund	35.85%	-24.02%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	-4.81%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
11

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

12

S&P 500 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The S&P 500 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The S&P 500 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500 Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the

PROSPECTUS
13

most recent fiscal year, the Fund's portfolio turnover rate was 204% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P 500 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the S&P 500 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may purchase common stock of companies that are generally within the capitalization range of the S&P 500® Index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P 500 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

14

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	33.10%	(quarter ended 12/31/2008)	-46.62%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
S&P 500 2x Strategy Fund	46.40%	-9.62%	-4.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.83%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
15

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

16

INVERSE DOW 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Dow 2x Strategy Fund is very different from most other mutual funds in that it seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged and inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged inverse returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Dow 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial AverageSM (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.74%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$177	$548	$944	$2,052

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs

PROSPECTUS
17

and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Inverse Dow 2x Strategy Fund employs as its investment strategy a program of engaging in short sales of securities generally included in the underlying index and investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Inverse Dow 2x Strategy Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The Dow Jones Industrial AverageSM is a price-weighted index of 30 "blue-chip" U.S. stocks, which generally represent large-capitalization companies with a capitalization range of $15.7 billion to $324 billion as of December 31, 2009. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Dow 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

18

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	22.60%	(quarter ended 09/30/2009)	-27.17%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Inverse Dow 2x Strategy Fund	-44.65%	-8.42%	-9.44%
Dow Jones Industrial AverageSM (reflects no deduction for fees, expenses or taxes)	22.68%	1.94%	2.78%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
19

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

20

INVERSE MID-CAP STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Mid-Cap Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Mid-Cap Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS
21

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse Mid-Cap Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The S&P MidCap 400® Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. The Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with a capitalization range of $294 million to $7.75 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Mid-Cap Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may outperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

22

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	18.13%	(quarter ended 06/30/2009)	-18.32%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Inverse Mid-Cap Strategy Fund	-35.28%	-5.51%	-6.99%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	37.38%	3.27%	5.22%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
23

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

24

INVERSE NASDAQ-100® STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse NASDAQ-100® Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse NASDAQ-100® Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS
25

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse NASDAQ-100® Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The NASDAQ Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. The Fund may also invest in American Depositary Receipts to gain inverse exposure to international companies included in the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse NASDAQ-100® Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

26

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
27

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2002)	32.20%	(quarter ended 12/31/2002)	-18.97%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/21/2001)
Inverse NASDAQ-100® Strategy Fund	-40.05%	-4.71%	-4.30%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-0.76%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

28

INVERSE RUSSELL 2000® STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Russell 2000® Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Russell 2000® Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.83%
Total Annual Fund Operating Expenses	1.73%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$176	$545	$939	$2,041

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

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the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse Russell 2000® Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Russell 2000® Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

30

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	16.65%	(quarter ended 06/30/2009)	-21.10%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Inverse Russell 2000® Strategy Fund	-32.86%	-5.52%	-7.45%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.54%	3.18%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

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PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

32

INVERSE S&P 500 STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse S&P 500 Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse S&P 500 Strategy Fund seeks to provide investments results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.72%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$175	$542	$933	$2,030

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS
33

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse S&P 500 Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse S&P 500 Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

34

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2002)	17.71%	(quarter ended 06/30/2009)	-15.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Inverse S&P 500 Strategy Fund	-27.55%	-1.36%	0.38%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
35

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

36

MID-CAP 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Mid-Cap 1.5x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Mid-Cap 1.5x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund's current benchmark is the S&P MidCap 400® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the

PROSPECTUS
37

most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Mid-Cap 1.5x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies included in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P MidCap 400® Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. The Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with a capitalization range of $294 million to $7.75 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the MidCap 1.5x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

38

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	30.00%	(quarter ended 12/31/2008)	-39.37%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Mid-Cap 1.5x Strategy Fund	52.40%	-2.12%	5.87%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	37.38%	3.27%	8.13%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
39

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

40

NOVA FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Nova Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the

PROSPECTUS
41

most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Nova Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the Fund's benchmark. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Nova Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

42

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	23.90%	(quarter ended 12/31/2008)	-34.94%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Nova Fund	35.51%	-5.00%	-7.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
43

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

44

NASDAQ-100® FUND

INVESTMENT OBJECTIVE – The NASDAQ-100® Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund's current benchmark is the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the NASDAQ-100® Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is

PROSPECTUS
45

concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

46

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2001)	34.30%	(quarter ended 09/30/2001)	-37.14%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
NASDAQ-100® Fund	52.00%	2.16%	-8.02%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-6.35%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
47

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

48

RUSSELL 2000® 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Russell 2000® 1.5x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Russell 2000® 1.5x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund's current benchmark is the Russell 2000® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.74%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$177	$548	$944	$2,052

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS
49

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 376% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Russell 2000® 1.5x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Russell 2000® 1.5x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

50

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	34.94%	(quarter ended 12/31/2008)	-39.76%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Russell 2000® 1.5x Strategy Fund	33.31%	-5.36%	3.23%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.54%	7.07%

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51

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

52

S&P 500 PURE GROWTH FUND

INVESTMENT OBJECTIVE – The S&P 500 Pure Growth Fund seeks to provide investment results that match the performance of a benchmark for large-cap growth securities. The Fund's current benchmark is the S&P 500 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 497% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P 500 Pure Growth Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P 500 Pure Growth Index is narrow in focus, containing only those S&P 500 companies with strong growth characteristics. As of December 31, 2009, the S&P 500 Pure Growth Index included companies with a capitalization range of $2.2 billion to $271 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
53

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P 500 Pure Growth Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK – Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

54

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	21.26%	(quarter ended 12/31/2008)	-24.90%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P 500 Pure Growth Fund	47.24%	-0.06%	0.69%
S&P 500 Pure Growth Index (reflects no deduction for fees, expenses or taxes)	50.92%	2.51%	4.04%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
55

S&P 500 PURE VALUE FUND

INVESTMENT OBJECTIVE – The S&P 500 Pure Value Fund seeks to provide investment results that match the performance of a benchmark for large-cap value securities. The Fund's current benchmark is the S&P 500 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.54%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$157	$486	$839	$1,834

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 421% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P 500 Pure Value Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P 500 Pure Value Index is narrow in focus, containing only those S&P 500 companies with strong value characteristics. As of December 31, 2009, the S&P 500 Pure Value Index included companies with a capitalization range of $1.13 billion to $155 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

56

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P 500 Pure Value Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK – Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
57

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	43.57%	(quarter ended 12/31/2008)	-31.08%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P 500 Pure Value Fund	51.22%	-2.06%	0.24%
S&P 500 Pure Value Index (reflects no deduction for fees, expenses or taxes)	55.14%	0.99%	4.03%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

58

S&P MIDCAP 400 PURE GROWTH FUND

INVESTMENT OBJECTIVE – The S&P MidCap 400 Pure Growth Fund seeks to provide investment results that match the performance of a benchmark for mid-cap growth securities. The Fund's current benchmark is the S&P MidCap 400 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 244% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P MidCap 400 Pure Growth Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P MidCap 400 Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 companies with strong growth characteristics. As of December 31, 2009, the S&P MidCap 400 Pure Growth Index included companies with a capitalization range of $884 million to $6.7 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular industry in comparison to a diversified fund.

PROSPECTUS
59

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P MidCap 400 Pure Growth Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK – Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different

60

periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	26.33%	(quarter ended 12/31/2008)	-25.46%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P MidCap 400 Pure Growth Fund	56.82%	4.54%	5.51%
S&P MidCap 400 Pure Growth Index (reflects no deduction for fees, expenses or taxes)	60.37%	6.16%	7.91%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
61

S&P MIDCAP 400 PURE VALUE FUND

INVESTMENT OBJECTIVE – The S&P MidCap 400 Pure Value Fund seeks to provide investment results that match the performance of a benchmark for mid-cap value securities. The Fund's current benchmark is the S&P MidCap 400 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.54%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$157	$486	$839	$1,834

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 321% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P MidCap 400 Pure Value Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P MidCap 400 Pure Value Index is narrow in focus, containing only those S&P MidCap 400 companies with strong value characteristics. As of December 31, 2009, the S&P MidCap 400 Pure Value Index included companies with a capitalization range of $293 million to $4.7 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

62

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P MidCap 400 Pure Value Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK – Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart

PROSPECTUS
63

and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	38.28%	(quarter ended 12/31/2008)	-34.70%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P MidCap 400 Pure Value Fund	55.22%	1.10%	3.52%
S&P MidCap 400 Pure Value Index (reflects no deduction for fees, expenses or taxes)	59.02%	2.71%	5.24%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

64

S&P SMALLCAP 600 PURE GROWTH FUND

INVESTMENT OBJECTIVE – The S&P SmallCap 600 Pure Growth Fund seeks to provide investment results that match the performance of a benchmark for small-cap growth securities. The Fund's current benchmark is the S&P SmallCap 600 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.56%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$159	$493	$850	$1,856

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 633% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P SmallCap 600 Pure Growth Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P SmallCap 600 Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong growth characteristics. As of December 31, 2009, the S&P SmallCap 600 Pure Growth Index included companies with a capitalization range of $142 million to $2.8 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
65

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P SmallCap 600 Pure Growth Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK – Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different

66

periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	28.68%	(quarter ended 12/31/2008)	-26.80%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P SmallCap 600 Pure Growth Fund	33.97%	0.11%	2.73%
S&P SmallCap 600 Pure Growth Index (reflects no deduction for fees, expenses or taxes)	37.67%	1.97%	5.13%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
67

S&P SMALLCAP 600 PURE VALUE FUND

INVESTMENT OBJECTIVE – The S&P SmallCap 600 Pure Value Fund seeks to provide investment results that match the performance of a benchmark for small-cap value securities. The Fund's current benchmark is the S&P SmallCap 600 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 380% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P SmallCap 600 Pure Value Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P SmallCap 600 Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong value characteristics. As of December 31, 2009, the S&P SmallCap 600 Pure Value Index included companies with a capitalization range of $58 million to $1.8 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

68

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P SmallCap 600 Pure Value Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK – Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart

PROSPECTUS
69

and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	72.14%	(quarter ended 12/31/2008)	-37.76%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P SmallCap 600 Pure Value Fund	62.33%	-2.04%	1.11%
S&P SmallCap 600 Pure Value Index (reflects no deduction for fees, expenses or taxes)	63.53%	0.85%	4.05%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

70

BANKING FUND

INVESTMENT OBJECTIVE – The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.66%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 731% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Banking Fund invests substantially all (at least 80%) of its net assets in equity securities of Banking Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Banking Companies that have small to mid-sized capitalizations. Banking Companies are engaged in accepting deposits and making commercial and consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Banking Companies and U.S. Government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the banking sector and therefore may be concentrated in an industry or group of industries within the banking sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
71

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Banking Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BANKING SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the banking sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Banking Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

72

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	20.09%	(quarter ended 3/31/2009)	-31.79%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Banking Fund	-3.43%	-14.83%	-4.39%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
73

BASIC MATERIALS FUND

INVESTMENT OBJECTIVE – The Basic Materials Fund seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 377% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Basic Materials Fund invests substantially all (at least 80%) of its net assets in equity securities of Basic Materials Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Basic Materials Companies that have small to mid-sized capitalizations. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production and transportation of metals, textiles, and wood products. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Basic Materials Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the basic materials sector and therefore may be concentrated in an industry or group of industries within the basic materials sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

74

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Basic Materials Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BASIC MATERIALS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the basic materials sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
75

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2003)	22.09%	(quarter ended 09/30/2008)	-29.73%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Basic Materials Fund	55.46%	7.67%	7.96%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

76

BIOTECHNOLOGY FUND

INVESTMENT OBJECTIVE – The Biotechnology Fund seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.83%
Total Annual Fund Operating Expenses	1.68%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$171	$530	$913	$1,987

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 388% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Biotechnology Fund invests substantially all (at least 80%) of its net assets in equity securities of Biotechnology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Biotechnology Companies that have small to mid-sized capitalizations. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Biotechnology Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the biotechnology sector and therefore may be concentrated in an industry or group of industries within the biotechnology sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
77

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Biotechnology Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BIOTECHNOLOGY SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

78

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	26.15%	(quarter ended 06/30/2002)	-32.74%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Biotechnology Fund	18.34%	3.12%	-1.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
79

CONSUMER PRODUCTS FUND

INVESTMENT OBJECTIVE – The Consumer Products Fund seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.66%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 259% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Consumer Products Fund invests substantially all (at least 80%) of its net assets in equity securities of Consumer Products Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Consumer Products Companies that have small to mid-sized capitalizations. Consumer Products Companies include companies that manufacture wholesale or retail food, staple retail products and non-durable goods such as beverages, tobacco, household and personal care products. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Consumer Products Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the consumer products sector and therefore may be concentrated in an industry or group of industries within the consumer products sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

80

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Consumer Products Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the consumer products sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Consumer Products Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
81

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	15.29%	(quarter ended 12/31/2008)	-14.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/29/2001)
Consumer Products Fund	19.12%	3.46%	5.61%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.41%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

82

ELECTRONICS FUND

INVESTMENT OBJECTIVE – The Electronics Fund seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 445% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Electronics Fund invests substantially all (at least 80%) of its net assets in equity securities of Electronics Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Electronics Companies that have small to mid-sized capitalizations. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Electronics Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the electronics sector and therefore may be concentrated in an industry or group of industries within the electronics sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
83

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Electronics Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ELECTRONICS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the electronics sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

84

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	26.45%	(quarter ended 09/30/2002)	-38.25%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (8/3/2001)
Electronics Fund	71.85%	-2.31%	-7.82%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.91%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
85

ENERGY FUND

INVESTMENT OBJECTIVE – The Energy Fund seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 445% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Energy Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Companies that have small to mid-sized capitalizations. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Energy Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy sector and therefore may be concentrated in an industry or group of industries within the energy sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

86

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Energy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
87

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2008)	27.48%	(quarter ended 09/30/2008)	-34.28%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/29/2001)
Energy Fund	38.50%	9.08%	7.31%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.41%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

88

ENERGY SERVICES FUND

INVESTMENT OBJECTIVE – The Energy Services Fund seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 247% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Energy Services Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Services Companies that have small to mid-sized capitalizations. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Energy Services Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy services sector and therefore may be concentrated in an industry or group of industries within the energy services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
89

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Energy Services Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SERVICES SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the energy services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

90

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	31.69%	(quarter ended 12/31/2008)	-47.06%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Energy Services Fund	62.42%	9.21%	4.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
91

FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE – The Financial Services Fund seeks to provide capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 357% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Financial Services Fund invests substantially all (at least 80%) of its net assets in equity securities of Financial Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Financial Services Companies that have small to mid-sized capitalizations. Financial Service Companies include commercial banks, savings and loan associations, insurance companies, brokerage companies and real-estate investment trusts. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Financial Services Companies and U.S. Government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the financial services sector and therefore may be concentrated in an industry or group of industries within the financial services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

92

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Financial Services Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FINANCIAL SERVICES SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Financial Services Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
93

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	26.90%	(quarter ended 12/31/2008)	-31.72%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (7/20/2001)
Financial Services Fund	19.68%	-9.43%	-3.40%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

94

HEALTH CARE FUND

INVESTMENT OBJECTIVE – The Health Care Fund seeks to provide capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Health Care Fund invests substantially all (at least 80%) of its net assets in equity securities of Health Care Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care related products or services. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Health Care Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the health care sector and therefore may be concentrated in an industry or group of industries within the health care sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
95

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Health Care Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HEALTH CARE SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

96

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	15.44%	(quarter ended 06/30/2002)	-16.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (6/19/2001)
Health Care Fund	24.65%	2.92%	2.10%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.93%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
97

INTERNET FUND

INVESTMENT OBJECTIVE – The Internet Fund seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 274% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Internet Fund invests substantially all (at least 80%) of its net assets in equity securities of Internet Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Internet Companies that have small to mid-sized capitalizations. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support that impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain broad representation of the various industries in the Internet sector. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Internet Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the Internet sector and therefore may be concentrated in an industry or group of industries within the Internet sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

98

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Internet Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INTERNET SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the Internet sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
99

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	31.55%	(quarter ended 06/30/2002)	-30.83%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/24/2001)
Internet Fund	65.85%	1.77%	-3.39%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.18%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

100

LEISURE FUND

INVESTMENT OBJECTIVE – The Leisure Fund seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Leisure Fund invests substantially all (at least 80%) of its net assets in equity securities of Leisure Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Leisure Companies that have small to mid-sized capitalizations. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, restaurants, casinos, radio and television broadcasting and advertising companies, motion picture production companies, entertainment software companies, toys and sporting goods manufacturers, musical recording companies, alcohol and tobacco companies, and publishing companies. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Leisure Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the leisure sector and therefore may be concentrated in an industry or group of industries within the leisure sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
101

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Leisure Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

LEISURE SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the leisure sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Leisure Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

102

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	25.25%	(quarter ended 12/31/2008)	-29.81%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/22/2001)
Leisure Fund	36.72%	-4.44%	-2.26%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.04%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
103

PRECIOUS METALS FUND

INVESTMENT OBJECTIVE – The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services ("Precious Metals Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 253% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Precious Metals Fund invests substantially all (at least 80%) of its net assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Precious Metals Companies that have small to mid-sized capitalizations. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Precious Metals Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the precious metals sector and therefore may be concentrated in an industry or group of industries within the precious metals sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

104

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Precious Metals Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PRECIOUS METALS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Precious Metals Companies also may fluctuate widely in response to such events.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
105

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 03/31/2002)	31.42%	(quarter ended 09/30/2008)	-34.22%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Precious Metals Fund	49.24%	9.98%	9.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

106

RETAILING FUND

INVESTMENT OBJECTIVE – The Retailing Fund seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 470% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Retailing Fund invests substantially all (at least 80%) of its net assets in equity securities of Retailing Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Retailing Companies that have small to mid-sized capitalizations. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Retailing Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the retailing sector and therefore may be concentrated in an industry or group of industries within the retailing sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
107

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Retailing Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

RETAILING SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the retailing sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of the Retailing Companies also may fluctuate widely in response to such events.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

108

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	19.69%	(quarter ended 12/31/2008)	-24.13%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (7/23/2001)
Retailing Fund	44.22%	-0.38%	1.88%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	1.15%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
109

TECHNOLOGY FUND

INVESTMENT OBJECTIVE – The Technology Fund seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 252% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Technology Fund invests substantially all (at least 80%) of its net assets in equity securities of Technology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Technology Companies that have small to mid-sized capitalizations. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics and communications sectors. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Technology Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the technology sector and therefore may be concentrated in an industry or group of industries within the technology sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

110

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Technology Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TECHNOLOGY SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies also may fluctuate widely in response to such events.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
111

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	27.34%	(quarter ended 12/31/2008)	-27.02%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Technology Fund	55.60%	0.47%	-3.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

112

TELECOMMUNICATIONS FUND

INVESTMENT OBJECTIVE – The Telecommunications Fund seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.66%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 694% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Telecommunications Fund invests substantially all (at least 80%) of its net assets in equity securities of Telecommunications Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Telecommunications Companies that have small to mid-sized capitalizations. Telecommunications Companies include traditional and wireless telephone services or equipment providers, Internet equipment and service providers, and fiber-optics. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Telecommunications Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the telecommunications sector and therefore may be concentrated in an industry or group of industries within the telecommunications sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
113

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Telecommunications Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the telecommunications sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of the Telecommunications Companies also may fluctuate widely in response to such events.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

114

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2002)	38.10%	(quarter ended 06/30/2002)	-28.27%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (7/27/2001)
Telecommunications Fund	28.68%	-1.46%	-3.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	1.00%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
115

TRANSPORTATION FUND

INVESTMENT OBJECTIVE – The Transportation Fund seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 857% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Transportation Fund invests substantially all (at least 80%) of its net assets in equity securities of Transportation Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Transportation Companies that have small to mid-sized capitalizations. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers; parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Transportation Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the transportation sector and therefore may be concentrated in an industry or group of industries within the transportation sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

116

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Transportation Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

TRANSPORTATION SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the transportation sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies also may fluctuate widely in response to such events.

PROSPECTUS
117

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	18.56%	(quarter ended 03/31/2009)	-23.46%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (6/11/2001)
Transportation Fund	17.39%	-1.39%	2.07%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.53%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

118

UTILITIES FUND

INVESTMENT OBJECTIVE – The Utilities Fund seeks to provide capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 309% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Utilities Fund invests substantially all (at least 80%) of its net assets in equity securities of Utilities Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Utilities Companies that have small to mid-sized capitalizations. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Utilities Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the utilities sector and therefore may be concentrated in an industry or group of industries within the utilities sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
119

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Utilities Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

UTILITIES SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies also may fluctuate widely in response to such events.

120

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	20.68%	(quarter ended 09/30/2002)	-22.51%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Utilities Fund	13.80%	3.88%	-1.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
121

EUROPE 1.25X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Europe 1.25x Strategy Fund is very different from most other mutual funds in that it seeks leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. The return of the Fund for a period longer than a full trading day will be the sum of the series of leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.25x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Europe 1.25x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is 125% of the fair value of the STOXX 50® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 321% of the average value of its portfolio.

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However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Europe 1.25x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The STOXX 50® Index is a capitalization-weighted index composed of 50 European blue chip stocks consisting of a capitalization range of $38 billion to $309 billion as of December 31, 2009. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Europe 1.25x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

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EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of the Fund are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart

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and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	33.61%	(quarter ended 12/31/2008)	-31.02%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Europe 1.25x Strategy Fund	35.01%	-0.95%	2.96%
STOXX 50 IndexSM (reflects no deduction for fees, expenses or taxes)	33.37%	3.58%	6.40%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

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JAPAN 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Japan 2x Strategy Fund is very different from most other mutual funds in that it seeks leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. The return of the Fund for a period longer than a full trading day will be the sum of the series of leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Japan 2x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is 200% of the fair value of the Nikkei 225 Stock Average (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.60%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$163	$505	$871	$1,900

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

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the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Japan 2x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange that are selected to be both highly liquid and representative of Japan's industrial structure. As of December 31, 2009, the Nikkei 225 Stock Average included companies with small, medium and large capitalizations ranging from $289 million to $144 billion. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Japan 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

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127

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

128

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Effective May 1, 2009, the Fund changed comparative benchmarks from the Topix 100 Index to the Nikkei 225 Stock Average. This change occurred as a result of the Fund's change in name and investment strategy. Prior to May 1, 2009, the Fund's investment strategy sought to provide 125% exposure to the Topix 100 Index; therefore, the performance and average annual total returns shown above for periods prior to May 1, 2009 may have differed had the Fund's current investment strategy, which seeks to provide 200% exposure to the Nikkei 225 Stock Average, been in effect during those periods. The Nikkei 225 Stock Average more appropriately reflects the Fund's investment universe.

The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	33.70%	(quarter ended 3/31/2009)	-21.49%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Japan 2x Strategy Fund	23.68%	-1.42%	0.46%
Nikkei 225 Stock Average (reflects no deduction for fees, expenses or taxes)	18.31%	1.73%	5.10%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

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•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

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COMMODITIES STRATEGY FUND

INVESTMENT OBJECTIVE – The Commodities Strategy Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund's current benchmark is the S&P GSCITM Commodity Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	0.77%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.58%
Fee Waiver and/or Expense Reimbursement*	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.56%

* The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$159	$493	$850	$1,856

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 359% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Commodities Strategy Fund seeks exposure to the performance of the commodities markets. The Fund will seek to gain exposure to the S&P GSCITM Commodity Index, a composite index of commodity sector returns, representing an unleveraged long-only investment in commodity futures that is broadly diversified across the spectrum of commodities, by investing in exchange-traded products, including investment companies and commodity pools, that provide exposure to the commodities markets and in commodity linked derivative instruments, which primarily consist of structured notes, swap agreements, commodity options, and futures and options on futures. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. It is anticipated that the Fund's investment exposure will tend to be heavily weighted toward oil

PROSPECTUS
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and other energy-related commodities. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests, to a significant extent, in companies or commodity-linked derivatives concentrated in the same economic sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Commodities Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

INDUSTRY AND ENERGY SECTOR CONCENTRATION RISK – The Fund invests, to a significant extent, in commodities or commodity-linked derivatives concentrated in the same economic sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies also may fluctuate widely in response to such events.

132

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including exchange-traded funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

TAX RISK – The Fund currently gains most of its exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

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PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2008)	26.99%	(quarter ended 12/31/2008)	-49.91%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (9/30/2005)
Commodities Strategy Fund	11.56%	-13.40%
S&P GSCITM Commodity Index (reflects no deduction for fees, expenses or taxes)	13.49%	-11.09%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

134

STRENGTHENING DOLLAR 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Strengthening Dollar 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Strengthening Dollar 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the U.S. Dollar Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.72%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$175	$542	$933	$2,030

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS
135

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Strengthening Dollar 2x Strategy Fund employs as its investment strategy a program of investing in derivative instruments, which primarily consist of index swaps, currency forward contracts, futures contracts, and options on securities and futures contracts. Investing in derivative instruments enables the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Strengthening Dollar 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

136

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2008)	17.13%	(quarter ended 06/30/2009)	-14.08%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (9/30/2005)
Strengthening Dollar 2x Strategy Fund	-15.84%	-7.14%
U.S. Dollar Index® (reflects no deduction for fees, expenses or taxes)	-4.24%	-3.23%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

PROSPECTUS
137

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

138

WEAKENING DOLLAR 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Weakening Dollar 2x Strategy Fund is very different from most other mutual funds in that it seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged and inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged inverse returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Weakening Dollar 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs

PROSPECTUS
139

and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Weakening Dollar 2x Strategy Fund employs as its investment strategy a program of engaging in short sales of securities and investing in derivative instruments, which primarily consist of index swaps, currency forward contracts, futures contracts, and options on securities and futures contracts. Engaging in short sales and investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Weakening Dollar 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

140

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 03/31/2008)	13.78%	(quarter ended 09/30/2008)	-15.91%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (9/30/2005)
Weakening Dollar 2x Strategy Fund	6.61%	5.53%
U.S. Dollar Index® (reflects no deduction for fees, expenses or taxes)	-4.24%	-3.23%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

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PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

142

REAL ESTATE FUND

INVESTMENT OBJECTIVE – The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 450% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Under normal circumstances, the Real Estate Fund will invest substantially all (at least 80%) of its net assets in equity securities of Real Estate Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Real Estate Companies that have small to mid-sized capitalizations. Real Estate Companies, which also include master limited partnerships, are primarily engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, and purchase American Depositary Receipts to gain exposure to foreign Real Estate Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the real estate sector and therefore may be concentrated in an industry or group of industries within the real estate sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
143

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Real Estate Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Real Estate Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

144

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	29.91%	(quarter ended 12/31/2008)	-38.71%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Real Estate Fund	25.27%	-3.70%	4.51%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.83%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
145

ALL-CAP OPPORTUNITY FUND

INVESTMENT OBJECTIVE – The All-Cap Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 379% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Cap Opportunity Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. The Advisor, using a quantitative methodology, ranks approximately 60 different industries based on several measures of momentum including price momentum. The Fund then invests in the common stock of the top-ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts, but may also invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries that the Fund is seeking exposure to. The Fund may also enter into short sales. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund is not designed for active investors and is intended for long-term investors only.

146

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Cap Opportunity Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities

PROSPECTUS
147

sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	15.96%	(quarter ended 12/31/2008)	-22.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2002)
All-Cap Opportunity Fund	27.29%	3.24%	3.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.36%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

148

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
149

INTERNATIONAL OPPORTUNITY FUND

INVESTMENT OBJECTIVE – The International Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses	1.84%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$187	$579	$995	$2,159

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 324% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The International Opportunity Fund seeks to achieve its investment objective by investing in financial instruments that: (1) provide exposure to, or closely correlate with, the performance of certain foreign countries included in the MSCI EAFE (Europe, Australasia and Far East) Index (the "Index") and (2) have the potential to generate returns, before fees and expenses, in excess to those of the Index. The Index is designed to measure global developed market equity performance, and currently includes securities from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. In addition to exchange-traded funds, the Fund will invest in financial instruments, which primarily consist of futures contracts, exchange-traded funds, some of which may be affiliated with the Fund, options on securities and currencies, and swap agreements, to gain exposure to selected countries included in the Index and to attempt to manage risk associated with such exposure. The Fund also intends to engage in short sales and other similar transactions that provide inverse exposure. The Fund, at times, may also hold U.S. Government securities or cash equivalents, such as money market instruments. The percentage of the Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Fund shares. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

150

In an attempt to manage currency risk and enhance returns for the Fund, the Sub-Advisor intends to actively manage the Fund's currency exposure by employing a currency overlay strategy to change the exposure of the currencies in which the underlying assets are denominated into any combination of the currencies represented in the Index. In executing this strategy, the Fund intends to obtain its currency exposure primarily through futures contracts but also may do so through other means, including exchange traded funds, swap agreements, forward currency contracts and purchases of currency on a spot basis.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the International Opportunity Fund is subject to a number of additional risks that may affect the value of its shares, including:

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("EFTs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
151

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	26.43%	(quarter ended 03/31/2009)	-13.84%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (3/27/2008)
International Opportunity Fund	29.79%	-6.21%
MSCI EAFE Index Net (USD) (reflects no deduction for fees, expenses or taxes)	31.78%	-10.97%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISER – Valu-Trac Investment Management Limited serves as the investment sub-adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

152

GOVERNMENT LONG BOND 1.2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Government Long Bond 1.2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Government Long Bond 1.2x Strategy Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities on a daily basis. The Fund's current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.76%
Total Annual Fund Operating Expenses	1.26%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$400	$692	$1,523

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs

PROSPECTUS
153

and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,694% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Government Long Bond 1.2x Strategy Fund employs as its investment strategy a program of investing in U.S. Government securities and derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Futures and options contracts, and interest rate swaps, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. Government. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize its derivative positions. The Fund also may invest in zero coupon U.S. Treasury bonds. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Government Long Bond 1.2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK – The Fund achieves leveraged exposure to the daily price movement of the Long Treasury Bond through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the Long Treasury Bond. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

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NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to the daily price movement of the Long Treasury Bond, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the Long Treasury Bond, rounding of share prices, changes to the composition of the Long Treasury Bond, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	38.97%	(quarter ended 03/31/2009)	-16.16%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Government Long Bond 1.2x Strategy Fund	-31.54%	2.58%	5.73%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	-12.92%	5.17%	7.59%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

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PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

156

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Government Long Bond Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Government Long Bond Strategy Fund seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund's current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	1.33%
Short Interest Expense	0.52%
Remaining Other Expenses	0.81%
Total Annual Fund Operating Expenses	2.23%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$226	$697	$1,195	$2,565

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157

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse Government Long Bond Strategy Fund's investment objective is to perform, on a daily basis, exactly opposite the daily price movement of the Long Treasury Bond. The Fund employs as its investment strategy a program of engaging in short sales and investing to a significant extent in derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. Government. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Government Long Bond Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

158

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to the daily price movement of the Long Treasury Bond, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the Long Treasury Bond, rounding of share prices, changes to the composition of the Long Treasury Bond, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	12.77%	(quarter ended 12/31/2008)	-26.53%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2003)
Inverse Government Long Bond Strategy Fund	19.41%	-4.00%	-4.75%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	-12.92%	5.17%	5.02%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
159

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

160

ALTERNATIVE STRATEGIES ALLOCATION FUND

INVESTMENT OBJECTIVE – The Alternative Strategies Allocation Fund seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.59%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 149% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Fund, a "fund of funds," seeks to achieve its objective by investing principally in a diversified portfolio of affiliated and un-affiliated funds, including exchange-traded funds (the "underlying funds") and, to a limited extent, futures that represent alternative and non-traditional asset classes and/or strategies in an attempt to deliver performance with low correlation (i.e., little or no similarity) to traditional stock and bond asset classes and long-term positive returns. In managing the Fund, the Advisor will apply a proprietary asset allocation methodology that principally allocates assets among underlying funds that emphasize directly, or in combination with other investments, alternative or non-traditional asset classes or investment strategies (i.e., absolute return strategies, commodities, currency arbitrage, global macro, managed futures and real estate) according to the degree of risk associated with each underlying fund given the market conditions in existence at the time of allocation.

Descriptions of the primary alternative and non-traditional asset classes and strategies are as follows:

Market Neutral. Market neutral strategies typically seek to profit independently from stock market movements, while maintaining a low correlation to and mitigating the risks of the U.S. and international equity markets. The strategies will hold long securities that the managers believe are undervalued and take short positions in common stocks that the managers believe are overvalued.

PROSPECTUS
161

Long/Short Equity. Long/short equity strategies typically seek to profit from investing on both the long and short sides of equity market.

Merger Arbitrage. Merger arbitrage strategies typically invest simultaneously in long and short positions in both companies involved in a merger or acquisition. They typically invest in long positions in the stock of the company to be acquired and short the stocks of the acquiring company.

Commodities. Commodity strategies typically seek exposure to the performance of the commodities markets and/or exposure to a long-short investment strategy that is based on commodity trends.

Currency Arbitrage. Currency arbitrage strategies typically seek capital appreciation through investing in various arbitrage opportunities in currency markets.

Global Macro. Global macro strategies typically seek to profit from changes in currency, commodity, equity and fixed income prices and market volatility.

Fixed Income Arbitrage. Fixed income arbitrage strategies typically seek to profit from relationships between different fixed income securities or fixed income and equity securities, leveraging long and short positions in securities that are related mathematically or economically.

Managed Futures. Managed futures strategies seek to preserve capital through capturing opportunities in various futures markets. The managers typically invest in long positions in the futures that are showing strong upward momentum and short positions in the futures that are in a downward trend. These strategies often provide different exposures to many markets and thus offer low correlations with traditional stock and bond markets.

Real Estate. Real estate strategies typically seek to profit through the development of liquid portfolios of stocks that effectively represent the real estate segment of the market.

The Fund may invest in, and thus have indirect exposure to the risks of the underlying investments, including but not limited to, the following underlying investments. The underlying funds may include affiliated mutual funds, affiliated and unaffiliated exchange-traded funds, commodity pools, and other pooled investment vehicles. Please note that the Advisor may change the Fund's asset class allocation and/or strategy allocation, the underlying funds, or weightings without shareholder notice. The Fund may generally invest in each underlying fund without limitation in a manner consistent with the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

UNDERLYING INVESTMENTS:

Rydex|SGI Underlying Investments (Affiliated)

Rydex Variable Trust Multi-Hedge Strategies Fund

Rydex Variable Trust Commodities Strategy Fund

Rydex Series Funds Global Market Neutral Fund

Rydex Variable Trust Long/Short Commodities Strategy Fund

Rydex Variable Trust Managed Futures Strategy Fund

Rydex Variable Trust Real Estate Fund

CurrencyShares Australian Dollar Trust

CurrencyShares British Pound Sterling Trust

CurrencyShares Canadian Dollar Trust

CurrencyShares Euro Trust

CurrencyShares Japanese Yen Trust

CurrencyShares Mexican Peso Trust

CurrencyShares Russian Ruble Trust

CurrencyShares Swedish Krona Trust

CurrencyShares Swiss Franc Trust

Un-Affiliated Underlying Investments

PowerShares DB G10 Currency Harvest Fund

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is not designed for active investors and is intended for long-term investors only.

162

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Alternative Strategies Allocation Fund and its investment in underlying funds are subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to an underlying fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with an underlying fund's conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund and certain of the underlying funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions

PROSPECTUS
163

and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – The value of an exchange-traded note (an "ETN") may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's or an underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund or an underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

HIGH YIELD RISK – The Fund and certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INITIAL PUBLIC OFFERING ("IPO") RISK – The Fund may invest a portion of its assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. Because the prices of IPO shares frequently are volatile, the Fund may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for the Fund. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The Fund's investment in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index.

164

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

PORTFOLIO TURNOVER RISK – Certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REAL ESTATE SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause certain underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different

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165

periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	3.11%	(quarter ended 03/31/2009)	-4.72%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (5/1/2008)
Alternative Strategies Allocation Fund	0.85%	-11.12%
Barclay Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	5.42%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

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MANAGED FUTURES STRATEGY FUND

INVESTMENT OBJECTIVE – The Managed Futures Strategy Fund seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund's current benchmark is the Standard & Poor's Diversified Trends Indicator® (the "benchmark" or the "S&P DTI").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	1.02%*
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	1.18%**
Other Expenses of the Fund	1.15%
Other Expenses of the Subsidiary	0.03%
Total Annual Fund Operating Expenses	2.20%
Fee Waiver and/or Expense Reimbursement*	0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.08%

*  The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

**  The expenses shown are adjusted to reflect a reduced index licensing fee.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$211	$652	$1,119	$2,410

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Managed Futures Strategy Fund will invest substantially all of its net assets in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the benchmark. The benchmark is a diversified composite of commodity and financial futures designed to provide exposure to both up and down major global market price trends. The current components of the benchmark consist of approximately 14 sectors with a total of 24 futures contracts, allocated 50% to financial futures, e.g., interest rates and currencies, and 50% to physical commodities, e.g., energy and metals. The contracts are positioned either long or short (except for the energy sector contracts, which cannot

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have a short position) based on their prices relative to their moving averages. The Fund will seek to gain exposure to the benchmark by investing in commodity, currency, and financial-linked structured notes, exchange-traded funds and other investment companies that provide exposure to the managed commodities and financial futures markets, and in commodity, currency, and financial-linked swap agreements, commodity options, futures and options on futures, and common stock. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the benchmark. On certain occasions, the Fund may employ leveraging techniques to match the benchmark. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted a fundamental investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry. To the extent the Fund's benchmark is concentrated in a particular industry the Fund will necessarily be concentrated in that industry.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Managed Futures Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

INDUSTRY AND ENERGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that

168

the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, and exchange-traded funds, and structured notes, which that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including exchange-traded funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

LEVERAGING RISK – The Fund achieves leveraged exposure to the benchmark through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in

PROSPECTUS
169

the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

INDUSTRY AND PRECIOUS METALS SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of precious metals companies also may fluctuate widely in response to such events.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TAX RISK – The Fund currently gains most of its exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the benchmark, rounding of share prices, changes to the composition of the benchmark, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	1.50%	(quarter ended 03/31/2009)	-3.64%

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AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (11/7/2008)
Managed Futures Strategy Fund	-3.78%	-6.34%
S&P Diversified Trends Indicator® (reflects no deduction for fees, expenses or taxes)	-5.88%	-8.32%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

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MULTI-HEDGE STRATEGIES FUND

INVESTMENT OBJECTIVE – The Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	1.18%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.69%
Short Dividend Expense	0.69%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses	1.95%
Fee Waiver and/or Expense Reimbursement*	0.03%
Total Annual Fund Operating Expenses Fee Waiver and/or Expense Reimbursement	1.92%

* The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$195	$603	$1,037	$2,243

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,074% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Multi-Hedge Strategies Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The allocation to these strategies is based on a proprietary evaluation of their risk and return characteristics. These investment strategies include, but are not limited to:

LONG/SHORT EQUITY – Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets;

EQUITY MARKET NEUTRAL – Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;

172

FIXED INCOME STRATEGIES – Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in securities that are related mathematically or economically;

MERGER ARBITRAGE – Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and

GLOBAL MACRO – Pursuant to a global macro strategy, portfolio managers seek to profit from changes in currencies, commodity prices, and market volatility.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions.

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including small, mid, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts, exchange-traded funds, and corporate debt. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted a fundamental investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Multi-Hedge Strategies Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not

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open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, and exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

174

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2007)	3.70%	(quarter ended 12/31/2008)	-10.74%

PROSPECTUS
175

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (11/29/2005)
Multi-Hedge Strategies Fund	-3.28%	-3.15%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	13.17%	0.15%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

176

ALL-ASSET CONSERVATIVE STRATEGY FUND
(FORMERLY, ESSENTIAL PORTFOLIO CONSERVATIVE FUND)

INVESTMENT OBJECTIVE – The All-Asset Conservative Strategy Fund's objective is primarily to seek preservation of capital and, secondarily, to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.55%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 291% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Asset Conservative Strategy Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have a conservative allocation to underlying funds that invest in stocks, and a greater allocation to underlying funds that invest in bonds and money market securities as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and unless otherwise noted, each underlying fund listed below is a series of the Trust:

•  Domestic Equity Funds: S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Rydex Series Funds Russell 2000® Fund, Rydex Series Funds S&P 500 Fund, All-Cap Opportunity Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Security Equity Fund Large Cap Value Fund, Security Equity Fund, Large Cap Growth,

PROSPECTUS
177

Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund

•  Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, Rydex Series Funds High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund

•  International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, and International Opportunity Fund

•  Alternative Investment and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Rydex Series Funds Global 130/30 Strategy Fund, Rydex Series Funds Global Market Neutral Fund, and Long/Short Commodities Strategy Fund

The Fund may also invest in exchange-traded funds and, to a limited extent, futures to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Asset Conservative Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK – The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

178

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – Certain of the underlying funds may invest in exchange-traded notes ("ETNs"). The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – Certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

PROSPECTUS
179

INCOME RISK – Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and UITs. For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

180

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – Certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – Certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STABLE PRICE PER SHARE RISK – Certain of the underlying funds may be subject to Stable Price per Share Risk. Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
181

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	8.43%	(quarter ended 03/31/2009)	-8.97%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (10/27/2006)
All-Asset Conservative Strategy Fund	5.06%	0.45%
Synthetic All-Asset Conservative Strategy Benchmark* (reflects no deduction for fees, expenses or taxes)	15.27%	2.36%
Synthetic Essential Portfolio Conservative Benchmark** (reflects no deduction for fees, expenses or taxes)	14.80%	2.92%
S&P 500® Index** (reflects no deduction for fees, expenses or taxes)	26.47%	-4.32%

*  Effective June 23, 2009, the composition of the benchmark was changed to a 32/8/60 ratio of the performance of the Russell 3000® Index, the MSCI EAFE Index® and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index® is composed of the largest 3,000 U.S. companies ranked by total market capitalization, representing 98% of the U.S. investable equity market. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The Barclays Capital U.S. Aggregate Bond Index is a component of the U.S. Universal Index in its entirety. The Index was created in 1986, with index history backfilled to January 1, 1976. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

**  Prior to June 23, 2009, the Benchmark reflects a 40/60 ratio of the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Aggregate Bond Index). The S&P 500® Index is an unmanaged capitalization-weighted index composed of 500 common stocks, which are chosen by Standard & Poor's, a Division of The McGraw-Hill Company ("S&P"), on a statistical basis. The Lehman Aggregate Bond Index measures the performance of the total United States investment grade bond market, which includes investment grade U.S. Treasury bonds, government related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. Returns reflect no deduction for fees, expenses or taxes.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

182

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
183

ALL-ASSET MODERATE STRATEGY FUND
(FORMERLY, ESSENTIAL PORTFOLIO MODERATE FUND)

INVESTMENT OBJECTIVE – The All-Asset Moderate Strategy Fund's objective is primarily to seek growth of capital and, secondarily, to seek preservation of capital.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.59%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 256% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Asset Moderate Strategy Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have a moderate allocation to underlying funds that invest in stocks, and a moderate allocation to underlying funds that invest in bonds as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and unless otherwise noted, each underlying fund listed below is a series of the Trust:

•  Domestic Equity Funds: Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, NASDAQ-100® Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Rydex Series Funds Russell 2000® Fund, Rydex Series Funds S&P 500 Fund, All-Cap Opportunity Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Security Equity Fund

184

Large Cap Value Fund, Security Equity Fund, Large Cap Growth, Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund

•  Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, Rydex Series Funds High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund

•  International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, and International Opportunity Fund

•  Alternative Investment and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Long/Short Commodities Strategy Fund, Rydex Series Funds Global 130/30 Strategy Fund, and Rydex Series Funds Global Market Neutral Fund

The Fund may also invest in exchange-traded funds and, to a limited extent, futures to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Asset Moderate Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK – The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions

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and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – Certain of the underlying funds may invest in exchange-traded notes ("ETNs"). The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – Certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INCOME RISK – Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and UITs. For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

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INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.
INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

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SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STABLE PRICE PER SHARE RISK – Certain of the underlying funds may be subject to Stable Price per Share Risk. Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

TRACKING ERROR RISK – The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

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The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	11.06%	(quarter ended 09/30/2008)	-8.52%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (10/27/2006)
All-Asset Moderate Strategy Fund	11.79%	0.35%
Synthetic All-Asset Moderate Strategy Benchmark* (reflects no deduction for fees, expenses or taxes)	19.92%	0.35%
Synthetic Essential Portfolio Moderate Benchmark** (reflects no deduction for fees, expenses or taxes)	19.00%	0.82%
S&P 500® Index** (reflects no deduction for fees, expenses or taxes)	26.47%	-4.32%

*  Effective June 23, 2009, the composition of the benchmark was changed to a 48/12/40 ratio of the performance of the Russell 3000® Index, the MSCI EAFE Index® and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000® Index is composed of the largest 3,000 U.S. companies ranked by total market capitalization, representing 98% of the U.S. investable equity market. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The Barclays Capital U.S. Aggregate Bond Index is a component of the U.S. Universal Index in its entirety. The Index was created in 1986, with index history backfilled to January 1, 1976. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

**  Prior to June 23, 2009, the Benchmark reflects a 60/40 ratio of the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Aggregate Bond Index). The S&P 500® Index is an unmanaged capitalization-weighted index composed of 500 common stocks, which are chosen by Standard & Poor's, a Division of The McGraw-Hill Company ("S&P"), on a statistical basis. The Lehman Aggregate Bond Index measures the performance of the total United States investment grade bond market, which includes investment grade U.S. Treasury bonds, government related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. Returns reflect no deduction for fees, expenses or taxes.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

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•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

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ALL-ASSET AGGRESSIVE STRATEGY FUND
(FORMERLY, ESSENTIAL PORTFOLIO AGGRESSIVE FUND)

INVESTMENT OBJECTIVE – The All-Asset Aggressive Strategy Fund's objective is to primarily seek growth of capital.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.67%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 307% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Asset Aggressive Strategy Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have an aggressive allocation to underlying funds that invest in stocks, and a lower allocation to underlying funds that invest in bonds as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and, unless otherwise noted, each underlying fund listed below is a series of the Trust:

•  Domestic Equity Funds: NASDAQ-100® 2x Strategy Fund, Nova Fund, Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Russell 2000® 1.5x Strategy Fund, Rydex Series Funds Russell 2000® Fund, Rydex Series Funds S&P 500 Fund, All-Cap Opportunity Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund,

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Security Equity Fund Large Cap Value Fund, Security Equity Fund, Large Cap Growth, Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund

•  Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, Rydex Series Funds High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund

•  International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, and International Opportunity Fund

•  Alternative Investment and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Long/Short Commodities Strategy Fund, Rydex Series Funds Global 130/30 Strategy Fund, and Rydex Series Funds Global Market Neutral Fund

The Fund may also invest in exchange-traded funds and, to a limited extent, futures to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Asset Aggressive Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK – The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including

192

illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – Certain of the underlying funds may invest in exchange-traded notes ("ETNs"). The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

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INCOME RISK – Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and UITs. For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate sector companies also may fluctuate widely in response to such events.

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT STYLE RISK – The Fund may invest in certain underlying funds that are subject to Investment Style Risk. An underlying fund is subject to the risk that the Advisor's use of a price momentum-driven investment strategy may cause the underlying fund, and thus the Fund, to underperform other types of mutual funds that use different investment strategies during periods when price momentum investing is out of favor.

INVESTMENT TECHNIQUE RISK – Some investment techniques of certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

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LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund or certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STABLE PRICE PER SHARE RISK – Certain of the underlying funds are subject to Stable Price Per Share Risk. Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TECHNOLOGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

TRACKING ERROR RISK – The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

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TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	13.69%	(quarter ended 12/31/2008)	-12.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (10/27/2006)
All-Asset Aggressive Strategy Fund	18.38%	-0.80%
Synthetic All-Asset Aggressive Strategy Benchmark* (reflects no deduction for fees, expenses or taxes)	24.53%	-1.79%
Synthetic Essential Portfolio Aggressive Benchmark** (reflects no deduction for fees, expenses or taxes)	22.89%	-1.61%
S&P 500® Index** (reflects no deduction for fees, expenses or taxes)	26.47%	-4.32%

*  Effective June 23, 2009, the composition of the benchmark was changed to a 64/16/20 ratio of the performance of the Russell 3000® Index, the MSCI EAFE Index® and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index® is composed of the largest 3,000 U.S. companies ranked by total market capitalization, representing 98% of the U.S. investable equity market. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The Barclays Capital U.S. Aggregate Bond Index is a component of the U.S. Universal Index in its entirety. The Index was created in 1986, with index history backfilled to January 1, 1976. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

**  Prior to June 23, 2009, the Benchmark reflects an 80/20 ratio of the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Aggregate Bond Index). The S&P 500® Index is an unmanaged capitalization-weighted index composed of 500 common stocks, which are chosen by Standard & Poor's, a Division of The McGraw-Hill Company ("S&P"), on a statistical basis. The Lehman Aggregate Bond Index measures the performance of the total United States investment grade bond market, which includes investment grade U.S. Treasury bonds, government related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. Returns reflect no deduction for fees, expenses or taxes.

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INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

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U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE – The Rydex U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.78%
Total Annual Fund Operating Expenses	1.28%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Rydex U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. Government.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the U.S. Government Money Market Fund is subject to a number of additional risks that may affect the value of its shares, including:

CREDIT RISK – The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

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INCOME RISK – Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

STABLE PRICE PER SHARE RISK – The Fund is subject to Stable Price Per Share Risk. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2000)	1.36%	(quarter ended 3/31/2004)	0.00%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
U.S. Government Money Market Fund	0.06%	2.17%	1.95%

YIELD

Call 800.820.0888 for the U.S. Government Money Market Fund's current yield.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

DOMESTIC EQUITY FUNDS – Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Nova Fund, NASDAQ-100® Fund, and Russell 2000® 1.5x Strategy Fund

DOMESTIC EQUITY – STYLE FUNDS – S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, and S&P SmallCap 600 Pure Value Fund

SECTOR FUNDS – Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund

INTERNATIONAL EQUITY FUNDS – Europe 1.25x Strategy Fund and Japan 2x Strategy Fund

SPECIALTY FUNDS – Commodities Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, and Real Estate Fund

OPPORTUNISTIC FUNDS – All-Cap Opportunity Fund and International Opportunity Fund

FIXED INCOME FUNDS – Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund

ALTERNATIVE FUNDS – Alternative Strategies Allocation Fund, Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund

ASSET ALLOCATION FUNDS – All-Asset Aggressive Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Conservative Strategy Fund

MONEY MARKET FUND – U.S. Government Money Market Fund

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

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INVESTMENT OBJECTIVES

The investment objective of each Fund (except for the U.S. Government Money Market Fund) is non-fundamental and may be changed without shareholder approval.

Dow 2x Strategy, NASDAQ-100® 2x Strategy, Russell 2000® 2x Strategy, S&P 500 2x Strategy and Strengthening Dollar 2x Strategy Funds. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase on a daily basis by 200% of any increase in the value of a Fund's underlying index (e.g., if the value of the underlying index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of a Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

Inverse Dow 2x Strategy and Weakening Dollar 2x Strategy Funds. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase on a daily basis by 200% of any decrease in the value of a Fund's underlying index (e.g., if the value of a Fund's underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day).When the value of a Fund's underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of any increase in the value of the underlying index (e.g., if the value of the Fund's underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

Inverse Mid-Cap Strategy, Inverse NASDAQ-100® Strategy, Inverse Russell 2000® Strategy and Inverse S&P 500 Strategy Funds. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase during times when the value of a Fund's underlying index is decreasing. When the value of a Fund's underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

Mid-Cap 1.5x Strategy, Russell 2000® 1.5x Strategy and Europe 1.25x Strategy Fund. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase during times when the performance of a Fund's underlying index is increasing. When the value of a Fund's underlying index is decreasing, the value of the Fund's shares will tend to decrease.

Nova Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

NASDAQ-100®, S&P 500 Pure Growth, S&P 500 Pure Value, S&P MidCap 400 Pure Growth, S&P MidCap 400 Pure Value, S&P SmallCap 600 Pure Growth, S&P SmallCap 600 Pure Value, Commodities Strategy Fund and Managed Futures Strategy Fund. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase on a daily basis by the percentage of any increase in the value of a Fund's underlying index or benchmark. When the value of a Fund's underlying index or benchmark declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index or benchmark.

Japan 2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase by 200% of the fair value of the underlying index during times when the performance of the underlying index is increasing. When the fair value of the Fund's underlying index decreases, the value of the Fund's shares should also decrease by 200% of the fair value of the decrease in the underlying index (e.g., if the fair value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 10%). Due to the use of fair valuation, which is explained in more detail under "Calculating NAV," the value of the Fund's shares may increase by more or less than 200% of the reported value of the underlying index on any given day.

Government Long Bond 1.2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on

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a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

Inverse Government Long Bond Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

With the exception of the All-Cap Opportunity Fund, Alternative Strategies Allocation Fund, and Asset Allocation Funds, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. The Alternative Strategies Allocation Fund and each of the Asset Allocation Funds may, but will not necessarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy, if employed, could result in lower return and loss of market opportunity. Thus, when pursuing a temporary defensive strategy, the Alternative Strategies Allocation Fund and each of the Asset Allocation Funds may not achieve its respective investment objective.

Each Domestic Equity Fund's, Domestic Equity-Style Fund's, Sector Fund's, International Equity Fund's, and Real Estate Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Domestic Equity Funds, International Equity Funds, Specialty Funds (except for the Real Estate Fund), Fixed Income Funds and Managed Futures Strategy Fund. In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Funds is to match or correlate with the performance of each Fund's underlying index or other benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The following Funds — Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund — are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and stock indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Inverse Dow 2x Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500 Strategy Fund, Inverse Government Long Bond Strategy Fund and Weakening Dollar 2x Strategy Fund, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective underlying indices.

Sector and Real Estate Funds. In managing the Sector and Real Estate Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector using Global Industry Classification Standard (GICS) codes. The Advisor then employs a quantitative screen to ensure minimum capitalization and liquidity standards. The resulting portfolio is weighted to meet diversification standards and to generate returns respective of that

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sector. The Advisor monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector and Real Estate Funds to ensure that each Fund remains a valid representation of its sector.

All-Cap Opportunity Fund. Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy lists. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries or sectors in order to take advantage of volatility in the top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. As discussed above, the Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

International Opportunity Fund. The Advisor manages the Fund primarily through the implementation of a quantitative model generated by Valu-Trac, the Fund's Sub-Advisor. The Sub-Advisor's model applies a set of factors to the countries included in the Index that it believes are indicative of the future value and growth of developed market countries and their respective currencies to determine those countries that have the most desirable risk and return profiles. The model then overweights those countries with the most promising risk and return profiles in an effort to achieve returns in excess of those of the Index, while attempting to manage the risk of the Fund's portfolio. The result is a recommended asset allocation among those countries that provide the best opportunity to capture the desired risk and return profile. The factors used by the Sub-Advisor are derived from quantifiable data, such as free cash earnings, interest rate movement, technical indicators, such as growth and inflation rates, and central bank monetary policy. On at least a monthly basis, the Sub-Advisor, using the model, applies the factors to the countries included in the Index to generate a ranking of those countries that demonstrate the greatest potential for return. The portfolio rebalance process takes into account the return potential and rotates the Fund's exposure from less attractive countries to more attractive countries while also managing the return and risk profile.

The Sub-Advisor also intends to actively manage the Fund's currency exposure by employing a currency overlay strategy. For example, the Sub-Advisor may overweight or underweight exposure to a particular country's currency relative to that currency's weighting in the Fund or in the Index or may seek to gain exposure to currencies for countries included in the Index, which may at times be overweight relative to the Index, even if the Fund does not have exposure to the underlying equity. Using this strategy, the Sub-Advisor analyzes the return potential for the currency of each country included in the Index and will recommend, as applicable, long and/or short currency transactions in selected countries' currencies as well as the U.S. Dollar in an attempt to generate excess returns and manage risks.

Based on the results of the model, the Advisor reallocates the Fund's investments to gain exposure to a minimum of 6 and a maximum of 15 of those countries that demonstrate the greatest potential for return, while also managing risk, as predicted by the model. As a result, the Fund's exposure to the countries included in the Index will rotate periodically depending on the rankings and allocations generated by the model.

Multi-Hedge Strategies Fund. The Advisor develops and implements structured investment strategies designed to achieve the Fund's objective. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund's market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

As the result of market observations and internal and external research, the Advisor believes that many hedge fund strategies can be replicated through systematic directional and non-directional positions. These hedge fund strategies can be combined with the objective of creating a returns stream which is differentiated from traditional systematic sources of equity and bond returns (i.e., Beta). The Advisor utilizes several proprietary quantitative models and market insights to allocate between its five investment strategies with the intent of generating capital appreciation while managing risk.

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DIRECTIONAL AND NON-DIRECTIONAL POSITIONS

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

•  An Equities position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

•  A Fixed Income position involves investing in a portfolio that buys a basket of U.S. government securities or bond futures.

•  A Directional Commodity trade involves investing in precious metals, livestock, grains, and other basic goods or materials.

•  A Directional Currency trade consists of purchasing or selling a basket of foreign currencies against the U.S. Dollar.

•  A Covered Call Options position involves investing in written call options on underlying securities which a Fund already owns.

•  A Long Options position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

•  A Volatility Arbitrage Spread trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

•  A Market Neutral Value position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Growth position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Momentum position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Capitalization position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

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•  A Market Neutral Illiquidity Premium trade involves purchasing a basket of illiquid securities which may include, but is not limited to, closed-end funds and shorting a basket of more liquid stocks against them. The portfolio is structured to minimize market exposure.

•  A Merger Arbitrage Spreads position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Duration Neutral Term Spreads position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

•  A Duration Neutral Default Spreads position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

•  A Convertible Arbitrage Spread involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.

•  A Currency Spread trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.

Managed Futures Strategy Fund and Commodities Strategy Fund. The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective. The Advisor uses quantitative methods to construct a portfolio that seeks to correlate highly with each Fund's underlying index. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's underlying index in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

Alternative Strategies Allocation Fund. The Fund attempts to achieve returns with low correlation to the returns of traditional stock and bond asset classes and generate capital appreciation by investing the Fund's assets in underlying funds comprised of alternative and non-traditional asset classes or investment strategies such as, but not limited to, absolute return, currency arbitrage, commodities, global macro, managed futures, and real estate. The Fund may also invest in exchange-traded notes and individual securities to complement its investment in the underlying funds or to better manage cash positions.

In seeking to achieve returns with low correlation to the returns of traditional stock and bond asset classes and to provide capital appreciation, the Advisor uses a quantitative investment methodology with input from current market data to efficiently allocate the Fund's assets across the underlying funds (the "optimization process"). The goal of the optimization process is to create the best portfolio, given historical correlations and risks, to achieve the Fund's stated objective. The process applies dynamic constraints that seek to diversify the risks across the underlying funds and avoid a concentration of risk from a single underlying fund's specific risk. The Advisor administers the optimization process on a regular basis in order to rebalance the composition of the underlying funds and adjust underlying fund weights.

The underlying funds will be periodically evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the Fund, alternate underlying funds may be added to obtain exposure to new alternative and non-traditional asset classes or investment strategies, to replace underperforming underlying funds, or to enhance returns.

From time to time, the portfolio managers may also evaluate the possibility of adding additional alternative and non-traditional asset class categories. A new asset class would be added if the fund managers determine that it will help the Fund meet its investment objective.

PROSPECTUS
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Asset Allocation Funds. Each Fund is a "fund of funds," which means that each Fund seeks to achieve its investment objective by investing primarily in a combination of funds within the same group of affiliated investment companies, the Rydex|SGI family of Funds (collectively, the "underlying funds"), which are advised by PADCO Advisors, Inc., PADCO II Advisors, Inc., Security Investors, LLC, and Security Global Investors, LLC (together, "Security Global Investors"), and in exchange-traded funds instead of in individual securities.

In managing the Asset Allocation Funds, the Advisor uses many of the tenets of Essential Portfolio Theory ("EPT"), an investment theory developed by the Advisor. The theory is based upon a disciplined and diversified approach to investing that attempts to take into account the various factors that influence today's financial markets. EPT attempts to maximize returns for a benchmark-targeted level of risk by investing each Fund's assets in underlying funds comprised of equities, fixed income and money market instruments, alternative asset classes, and alternative investment strategies.

In seeking to achieve the goal of maximizing returns for each Fund's risk level, the Advisor uses quantitative analysis to efficiently allocate across underlying funds (the "optimization process"). The Advisor may make modifications to the optimization process from time to time to take certain qualitative factors into consideration. The Advisor runs the optimization process on a regular basis in order to integrate current market data and reallocate, as necessary, each Fund's asset allocations.

The Asset Allocation Funds seek to integrate many of the central tenets of EPT, which include:

•  Taking advantage of true diversification: Expand upon the traditional asset allocation menu and consider asset classes both positively and negatively correlated to the market, such as commodities, futures, real estate, inverse investments, hedge fund-type strategies such as absolute return, and leveraged or currency products – all of which may help investors achieve a truly diversified portfolio that may reduce risk.

•  Combining leverage with diversification to achieve a targeted risk/return objective: Invest in underlying funds that use leverage to increase exposure to select market indices, freeing up assets to invest in alternative asset classes.

•  Offsetting the constraints of long-only portfolios: Long-only portfolios increase in value only in a rising environment. By adding short or inverse underlying funds to a portfolio – inverse funds, and underlying funds that use options or futures – investors can potentially reduce market risks and create and absolute return strategy.

•  Moving away from cap-weighting: A cap-weighted portfolio puts the largest weight on the companies that are the biggest. There is more diversification and opportunity if the investments are spread over smaller companies.

•  Incorporating current and forward-looking data: Instead of considering recent historical data and past performance to make projections for future periods, use current information to project future expectations and to optimize returns.

•  Implementing multifactor strategies: When estimating an asset's expected return, consider a variety of factors, such as growth, value, size and momentum.

•  Employing rules-based rebalancing: Use rules- or risk-based rebalancing – putting parameters in place based on portfolio weightings – rather than rebalancing solely upon a preset, calendar based schedule – which may help avoid the risk of over concentration of an asset class in a volatile market.

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The Asset Allocation Funds offer three choices for different investment styles in accordance with different target risks. The following table indicates each Fund's typical target allocation and risk, which is how each Fund's investments will be generally allocated among the major asset classes over the long term. It is possible that each Fund's target allocation may differ from these ranges, depending on market conditions or other factors.

FUND	TARGET RISK	TARGET ALLOCATION RANGE
ALL-ASSET CONSERVATIVE STRATEGY FUND	LOW
Equity		20-50%
Fixed Income/Money Market		20-70%
Alternative		0-35%
ALL-ASSET MODERATE STRATEGY FUND	MEDIUM
Equity		30-70%
Fixed Income/Money Market		10-50%
Alternative		0-40%
ALL-ASSET AGGRESSIVE STRATEGY FUND	HIGH
Equity		50-90%
Fixed Income/Money Market		5-30%
Alternative		0-45%

In general, the All-Asset Conservative Strategy Fund may be appropriate for investors who: have a low risk tolerance and primarily seek preservation of capital from their investment. The All-Asset Moderate Strategy Fund may be appropriate for investors who: have a moderate risk tolerance, primarily seek growth from their investment, and are willing to assume some short-term price fluctuations in exchange for potentially higher returns over time. The All-Asset Aggressive Strategy Fund may be appropriate for investors who: have an aggressive risk tolerance, primarily seek growth from their investment, and seek to maximize long-term returns with the ability to accept possible significant short or long-term losses.

Most underlying funds have risks associated with them as described either in this Prospectus or each underlying fund's individual prospectus. You also may request an underlying fund's prospectus or Statement of Additional Information (the "SAI") by calling Rydex|SGI Client Services at 800.820.0888 or 301.296.5406, or visiting the U.S. Securities and Exchange Commission's website at www.sec.gov.

INVESTMENT IN THE SUBSIDIARIES – The Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Managed Futures Strategy Fund may each invest in its Subsidiary. Investment in the Subsidiary is expected to provide each Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to each Fund. For more information about applicable federal tax requirements, please see "Additional Tax Information."

It is expected that each Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 ("1940 Act"), and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.

The Advisor will consider whether it is more advantageous for a Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of each Fund's investment in the Subsidiary will vary based on the Advisor's use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary. To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund's transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund.

PROSPECTUS
207

With respect to the Commodities Strategy Fund's, Multi-Hedge Strategies Fund's, and Managed Futures Strategy Fund's investment in their respective Subsidiaries, please refer to "Investment Policies, Techniques, and Risk Factors" in the Funds' SAI for more information about the operation and management of each Fund's Subsidiary.

IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS

The Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Nova Fund, Government Long Bond 1.2x Strategy Fund, and Strengthening Dollar 2x Strategy Fund (the "Daily Leveraged Funds") seek daily leveraged investment results. The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund also seek leveraged investment results (the "Leveraged Funds"). The Inverse Dow 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the "Leveraged Inverse Funds") seek to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis. The Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse Russell 2000® Strategy Fund, and Inverse Government Long Bond Strategy Fund (the "Daily Inverse Funds") seek to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis. The Inverse High Yield Strategy Fund seeks to provide investment results that inversely correlate to the performance of the high yield bond market (the "Inverse Fund").

As discussed in each Daily Leveraged Fund's, Leveraged Fund's, Leveraged Inverse Fund's, Daily Inverse Fund's, and Inverse Fund's summary section, the Funds' performance is subject to the effects of compounding and leverage, which are discussed in more detail below.

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UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The S&P 500® Index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility of the S&P 500® Index is 16.05%. The indices underlying the Funds' benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average historical volatility for the five-year period ended December 31, 2009 of the indices underlying the Funds' benchmarks is as follows: Dow Jones Industrial AverageSM - 15.04%; STOXX 50® Index - 16.18%; NASDAQ-100 Index® - 20.51%; Nikkei 225 Stock Average - 21.70%; Russell 2000® Index - 21.35%; S&P 500® Index - 16.05%; S&P MidCap 400 Index - 19.57%; and U.S. Dollar Index - 9.59%. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.

PROSPECTUS
209

MARKET VOLATILITY. Each Daily Leveraged Fund and Leveraged Inverse Fund seeks to provide a return that is a multiple of the daily performance of its benchmark. No Daily Leveraged Fund or Leveraged Inverse Fund attempts to, and no Daily Leveraged Fund or Leveraged Inverse Fund should be expected to, provide returns that are a multiple of the return of the benchmark for periods other than a single day. Each Daily Leveraged Fund and Leveraged Inverse Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair a Daily Leveraged Fund's and Leveraged Inverse Fund's performance if the benchmark experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%. If the benchmark's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x daily leveraged fund widens to approximately -14.8% while the loss for a 2x inverse fund rises to 38.0%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the benchmark is flat. For instance, if annualized volatility of the benchmark is 90%, a 2x leveraged inverse fund targeted to the same benchmark would be expected to lose more than 90% of its value even if the cumulative benchmark return for the year was 0%. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

TABLE 1

Benchmark Annualized Volatility Range	Hypothetical 2x Leveraged Fund Loss	Hypothetical 2x Inverse Fund Loss
10%	-1.0%	-2.9%
20%	-3.9%	-11.3%
30%	-8.6%	-23.6%
40%	-14.8%	-38.0%
50%	-22.2%	-52.7%
60%	-30.4%	-66.0%
70%	-39.1%	-77.1%
80%	-47.5%	-85.3%
90%	-56.2%	-91.3%
100%	-64.0%	-95.1%

Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

Table 2 shows the range of volatility for certain of the indices to which certain of the Daily Leveraged Funds or Leveraged Inverse Funds are benchmarked over the six months ended December 31, 2009. (In historical terms, volatility ranges during this period were extremely high.) The indices to which the Funds are benchmarked have historical volatility rates over that period ranging from 6.72% to 16.89%. Since market volatility, like that experienced by the markets recently, has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Daily Leveraged Funds and Leveraged Inverse Funds in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Daily Leveraged Funds and Leveraged Inverse Funds for long periods. These tables are intended to simply underscore the fact that the Daily Leveraged Funds and Leveraged Inverse Funds are designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. They are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

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TABLE 2

Index	Volatility Average for Six Months ended December 31, 2009
S&P 500® Index	8.08%
Dow Jones Industrial AverageSM	9.56%
Russell 2000® Index	16.89%
NASDAQ-100 Index®	14.33%
Nikkei 225 Stock Average	11.58%
STOXX 50 IndexSM	8.23%
U.S. Dollar Index	6.72%

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Daily Leveraged Fund seeks daily exposure to its target index equal to or in excess of 120% of its net assets while each Leveraged Inverse Fund seeks daily exposure to its target index equal to -200% of its net assets. As a consequence, for each Daily Leveraged Fund the risk of total loss of your investment exists in the event of a movement of the Daily Leveraged Fund's target index in excess of 50% in a direction adverse to the Daily Leveraged Fund (meaning a decline in the value of the target index of a Daily Leveraged Fund) and for each Leveraged Inverse Fund the risk of total loss exists in the event of a movement of the Leveraged Inverse Fund's target index in excess of 50% in a direction adverse to the Leveraged Inverse Fund (meaning a gain in the value of the target index of a Leveraged Inverse Fund). In short, the risk of total loss of your investment exists.

THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Daily Leveraged Funds and Leveraged Inverse Funds seek daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Daily Leveraged Fund's underlying index gains 10% for a week, the Daily Leveraged Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Daily Leveraged Fund's or Leveraged Inverse Fund's daily target or inverse daily target (e.g., 200% or -200%) will not generally equal a Daily Leveraged Fund's or Leveraged Inverse Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact a Daily Leveraged Fund's and Leveraged Inverse Fund's performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in a Daily Leveraged Fund and Leveraged Inverse Fund over a 10 trading day period and do not reflect expenses of any kind.

PROSPECTUS
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TABLE 1: NO CLEAR TREND IN THE MARKET

	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
DAY 1	105	5.00%	5.00%	$110.00	10.00%	10.00%	$90.00	-10.00%	-10.00%
DAY 2	110	4.76%	10.00%	$120.48	9.52%	20.48%	$81.43	-9.52%	-18.57%
DAY 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%	$96.23	18.18%	-3.77%
DAY 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%	$115.48	20.00%	15.48%
DAY 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%	$128.31	11.11%	28.31%
DAY 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%	$83.03	-35.29%	-16.97%
DAY 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%	$91.33	10.00%	-8.67%
DAY 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%	$81.71	-10.53%	-18.29%
DAY 9	105	5.00%	5.00%	$103.77	10.00%	3.77%	$73.54	-10.00%	-26.46%
DAY 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%	$80.55	9.52%	-19.45%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -6.11%, while the hypothetical return of the Leveraged Inverse Fund is -19.45%. The volatility of the benchmark performance and lack of clear trend results in performance for each Daily Leveraged Fund and Leveraged Inverse Fund for the period which bears little relationship to the performance of the Funds' target index for the 10 trading day period.

TABLE 2: CLEAR TREND THAT MARKET RISES

	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
DAY 1	102	2.00%	2.00%	$104.00	4.00%	4.00%	$96.00	-4.00%	-4.00%
DAY 2	104	1.96%	4.00%	$108.08	3.92%	8.08%	$92.24	-3.92%	-7.76%
DAY 3	106	1.92%	6.00%	$112.24	3.85%	12.24%	$88.69	-3.85%	-11.31%
DAY 4	108	1.89%	8.00%	$116.47	3.77%	16.47%	$85.34	-3.77%	-14.66%
DAY 5	110	1.85%	10.00%	$120.78	3.70%	20.78%	$82.18	-3.70%	-17.82%
DAY 6	112	1.82%	12.00%	$125.18	3.64%	25.18%	$79.19	-3.64%	-20.81%
DAY 7	114	1.79%	14.00%	$129.65	3.57%	29.65%	$76.36	-3.57%	-23.64%
DAY 8	116	1.75%	16.00%	$134.20	3.51%	34.20%	$73. 68	-3.51%	-26.32%
DAY 9	118	1.72%	18.00%	$138.82	3.45%	38.82%	$71.14	-3.45%	-28.86%
DAY 10	120	1.69%	20.00%	$143.53	3.39%	43.53%	$68.73	-3.39%	-31.27%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is 43.53%, while the hypothetical return of the Leveraged Inverse Fund is -31.27%. The hypothetical return of the Daily Leveraged Fund is 218% of the index return for the 10 trading day period while the hypothetical return of the Leveraged Inverse Fund is -156% of the index return for the period. In this case, because of the positive index trend, the Daily Leveraged Fund gain is greater than 200% of the index gain and the Leveraged Inverse Fund decline is less than -200% of the index gain for the 10 trading day period.

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TABLE 3: CLEAR TREND THAT MARKET DECLINES

	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
DAY 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%	$104.00	4.00%	4.00%
DAY 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%	$108.24	4.08%	8.24%
DAY 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%	$112.76	4.17%	12.76%
DAY 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%	$117.55	4.26%	17.55%
DAY 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%	$122.66	4.35%	22.66%
DAY 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%	$128.12	4.44%	28.12%
DAY 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%	$133.94	4.55%	33.94%
DAY 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%	$140.17	4.65%	40.17%
DAY 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%	$146.84	4.76%	46.84%
DAY 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%	$154.01	4.88%	54.01%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -36.33%, while the hypothetical return of the Leveraged Inverse Fund is 54.01%. The hypothetical return of the Daily Leveraged Fund is 182% of the index return for the 10 trading day period, while the hypothetical return of the Leveraged Inverse Fund is -270% of the index return for the period. In this case, because of the negative index trend, the Daily Leveraged Fund decline is less than 200% of the index decline and the Leveraged Inverse Fund gain is greater than 200% of the index decline for the 10 trading day period.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund's, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds', exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES – The Fund, or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity

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indices, such as the S&P DTI or S&P GSCITM Commodity Index. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund or an underlying fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund or an underlying fund may receive more or less principal than it originally invested. The Fund or an underlying fund might receive interest payments that are more or less than the stated coupon interest payments.

STRUCTURED NOTE RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, intend to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by the Fund or an underlying fund, may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

CONFLICTS OF INTEREST RISK – In managing the Fund, the Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so and in allocating Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor is also responsible for managing each of the affiliated underlying funds. The Advisor is legally obligated to disregard the fees payable by underlying funds when making investment decisions. The Trustees and officers of the Fund are also Trustees and officers of the affiliated underlying funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Fund and the affiliated underlying funds.

COUNTERPARTY CREDIT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, credit default swap agreements, and structured notes. The Fund and certain of the underlying funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund and affiliated underlying funds will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund and certain of the underlying funds may enter into swap agreements with a limited number of counterparties, and the Commodities Strategy Fund and Managed Futures Strategy Fund may invest in commodity-linked structured notes issued by a limited number of

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issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CREDIT DEFAULT SWAP RISK – The Multi-Hedge Strategies Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may each enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund or underlying fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund or underlying fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund's or underlying fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

CREDIT RISK – For the U.S. Government Money Market Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

CURRENCY RISK – The Fund's, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds', indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Similarly, the Strengthening Dollar 2x Strategy Fund's exposure to the U.S. Dollar Index® subjects the Fund to the risk that foreign currencies will appreciate in value relative to the U.S. Dollar. Conversely, the Weakening Dollar 2x Strategy Fund's exposure to the U.S. Dollar Index® subjects the Fund to the risk that foreign currencies will depreciate in value relative to the U.S. Dollar. To the extent the U.S. Dollar Index® is heavily weighted in a particular currency, the Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund will necessarily have concentrated exposures to that same currency. Currently, the Euro is the most heavily weighted of the six foreign currencies represented by the U.S. Dollar Index® at approximately 58%. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund and certain of the underlying funds may incur transaction costs in connection with conversions between various currencies. The Fund and certain of the underlying funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may hold the securities of non-U.S. companies in the form of American

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Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund or an underlying fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund or underlying fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their investment objectives. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund, or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund and affiliated underlying funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund or an underlying fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund or an underlying fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund or an underlying fund.

The risks associated with the Fund's or an underlying fund's use of futures and options contracts include:

•  The Fund or an underlying fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund or an underlying fund and the prices of futures and options on futures.

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•  Although the Fund or an underlying fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or an underlying fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund or an underlying fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Alternative Strategies Allocation Fund and Asset Allocation Funds may also be subject to this risk with respect to certain of the underlying funds' investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

EXCHANGE-TRADED NOTES ("ETN") RISK – ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Managed Futures Strategy Fund, Government Long Bond 1.2x Strategy Fund or Inverse Government Long Bond Strategy Fund having to reinvest the proceeds in lower or higher coupon securities, respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with

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longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund or an underlying fund.

FUND OF FUNDS RISK – The Fund is subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.

In addition, an underlying fund may buy the same securities that another underlying fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, the Fund investor may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund's transactions in shares of the underlying funds. In addition, certain of the underlying funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Because the Fund invests most of its assets in underlying Rydex|SGI Funds, the Fund's investment performance is directly related to the performance of those underlying funds. The performance of those underlying funds, in turn, depends upon the performance of the securities in which they invest.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of the Europe 1.25x Strategy Fund, and in the case of the Asset Allocation Funds, a significant portion of the assets of certain of the underlying funds, are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt the Japan 2x Strategy Fund's, and in the case of the Asset Allocation Funds, certain of the underlying funds, performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990s and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

GROWTH STOCKS RISK – Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer's earnings and other measures, because investors believe they have greater growth potential.

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However, there is no guarantee that such an issuer will realize that growth potential. In addition, an investment in growth stocks also may be susceptible to rapid price swings, especially during periods of economic uncertainty or in response to adverse news about the condition of the issuer, such as earnings disappointments. Growth stocks also typically have little or no dividend income to absorb the effect of adverse market conditions.

HIGH YIELD RISK – The Fund, or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund or certain underlying funds to sell these securities (liquidity risk).These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund or underlying fund may lose its entire investment.

INCOME RISK – Income Risk involves the potential for decline in the Fund's, and in the case of the Asset Allocation Funds, certain of the underlying funds' yield (the rate of dividends the Fund or the underlying fund pays) in the event of declining interest rates.

INDUSTRY CONCENTRATION RISK – The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

INITIAL PUBLIC OFFERING ("IPO") RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on the Fund's or an underlying fund's performance likely will decrease as the Fund's or the underlying fund's asset size increases, which could reduce the Fund's or underlying funds, and thus the Alternative Strategies Allocation Fund's, total returns. IPOs may not be consistently available to the Fund or an underlying fund for investing, particularly as the Fund's or underlying fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund or underlying funds may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's or underlying fund's portfolio and may lead to increased expenses for the Fund or underlying fund, such as commissions and transaction costs. By selling IPO shares, the Fund and certain of the underlying funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund or the underlying funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund's and underlying funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INTEREST RATE RISK – The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce

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higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds — a means of achieving an overall investment objective of principal safety — reduces the likelihood of price fluctuation.

INVESTMENT IN INVESTMENT COMPANIES RISK – The Fund may purchase shares of investment companies, such as exchange-traded funds ("ETFs"), unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. The Alternative Strategies Allocation Fund and the Asset Allocation Funds, in particular, will regularly invest in other investment companies, including the underlying funds, some of which may also invest in investment companies, and ETFs. When the Fund invests in an investment company, including affiliated underlying funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. For example, if an underlying fund sells the same securities another underlying fund is purchasing, an investor in the Alternative Strategies Allocation Fund or an Asset Allocation Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Similarly, an investor in the Alternative Strategies Allocation Fund or an Asset Allocation Fund may receive taxable gains as a result of the underlying funds' portfolio transactions in addition to the taxable gains attributable to the Alternative Strategies Allocation Fund's or an Asset Allocation Fund's transactions in shares of the underlying funds. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the net asset value of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund and certain of the underlying funds may invest in investment companies, such as the Managed Futures Strategy Fund's, Commodities Strategy Fund's, and Multi-Hedge Strategy Fund's respective Subsidiaries, as discussed below, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

EXCHANGE-TRADED FUND ("ETF") RISK – The Commodities Strategy Fund, International Opportunity Fund, Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund, Managed Futures Strategy Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may invest to a significant extent in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the net asset value of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

INVESTMENT IN THE SUBSIDIARY RISK – The Commodities Strategy Fund, Multi-Hedge Strategies Fund, Managed Futures Strategy Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, are not subject to all

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of the investor protections of the Investment Company Act of 1940. Thus, each Fund, as an investor in its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are both managed by the Advisor, making it unlikely that the Subsidiaries will take action contrary to the interests of the Funds or their shareholders. While the Subsidiaries have their own board of directors that is responsible for overseeing the operations of the Subsidiaries, the Funds' Board has oversight responsibility for the investment activities of the Funds, including their investments in the Subsidiaries, and each Fund's role as the sole shareholder of its respective Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiaries, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Funds in managing each Subsidiary's portfolio. It is not currently expected that shares of the Subsidiaries will be sold or offered to investors other than the Funds.

Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or the Subsidiaries to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay a Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK – The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in high yield debt securities, the securities underlying the Fund's derivative investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.

LARGE-CAPITALIZATION SECURITIES RISK – The Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, S&P 500 2x Strategy Fund, Nova Fund, NASDAQ-100® Fund, All-Cap Opportunity Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Multi-Hedge Strategies Fund and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Conversely, the Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, and Inverse S&P 500 Strategy Fund are subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund and, in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund and certain of the underlying funds will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments

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may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund or an underlying fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's or an underlying fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund or an underlying fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's or an underlying fund's portfolio, the ability of the Fund or an underlying fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's or an underlying fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an underlying fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's or an underlying fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the All-Cap Opportunity Fund, Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund, International Opportunity Fund, Managed Futures Strategy Fund, and Asset Allocation Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. For the Mid-Cap 1.5x Strategy Fund, All-Cap Opportunity Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Sector Funds, Japan 2x Strategy Fund, Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund, Real Estate Fund and Asset Allocation Funds, medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. For the Inverse Mid-Cap Strategy Fund or the underlying funds, medium-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

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NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy, or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds' strategies, may frequently involve buying and selling portfolio securities to rebalance the Fund's or an underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SECTOR CONCENTRATION RISK – The Sector Concentration Risk applicable to each Fund is as follows:

BANKING SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the banking sector that the Banking Fund purchases will underperform the market as a whole. To the extent that the Banking Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. For example, Government regulation may limit both the amounts and types of loans and financial commitments banking companies can make, and the interest rates and fees they can charge and the amount of capital they must maintain, which may affect the profitability of banking companies. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

BASIC MATERIALS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the basic materials sector that the Basic Materials Fund purchases will underperform the market as a whole. To the extent that the Basic Materials Fund's investments are concentrated in issuers conducting business in the basic materials sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. Dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

BIOTECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the biotechnology sector that the Biotechnology Fund purchases will underperform the market as a whole. To the extent that the Biotechnology Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the consumer products sector that the Consumer Products Fund purchases will underperform the market as a whole. To the extent that the Consumer Product Fund's investments are concentrated in issuers conducting business in the consumer products sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

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ELECTRONICS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the electronics sector that the Electronics Fund purchases will underperform the market as a whole. To the extent that the Electronics Fund's investments are concentrated in issuers conducting business in the electronics sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs, and may face competition from subsidized foreign competitors with lower production costs.

ENERGY SECTOR CONCENTRATION RISK – The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that the Energy Fund, Commodities Strategy Fund and Managed Futures Strategy Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, purchase will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Funds' or underlying funds' investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

ENERGY SERVICES SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the energy services sector that the Energy Services Fund purchases will underperform the market as a whole. To the extent that the Energy Services Fund's investments are concentrated in issuers conducting business in the energy services sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

FINANCIAL SERVICES SECTOR CONCENTRATION RISK – Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

HEALTH CARE SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the health care sector that the Health Care Fund purchases will underperform the market as a whole. To the extent that the Health Care Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of

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products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

INTERNET SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the Internet sector that the Internet Fund purchases will underperform the market as a whole. To the extent that the Internet Fund's investments are concentrated in issuers conducting business in the Internet sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

LEISURE SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the leisure sector that the Leisure Fund purchases will underperform the market as a whole. To the extent that the Leisure Fund's investments are concentrated in issuers conducting business in the leisure sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

PRECIOUS METALS SECTOR CONCENTRATION RISK – The risk that the relatively few securities of, or financial instruments tied to the performance of, issuers in the mining industry that the Precious Metals Fund, Managed Futures Strategy Fund and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, purchase will underperform the market as a whole. To the extent that the Precious Metals Fund's, Managed Futures Strategy Fund's or underlying fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals and securities of Precious Metals Companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

REAL ESTATE SECTOR CONCENTRATION RISK – The risk that the securities of real estate companies that the Real Estate Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds purchase will underperform the market as a whole. To the extent that the Fund's or underlying funds' investments are concentrated in real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies may also subject the Fund or underlying fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the Fund's or underlying funds' investments in REITs.

RETAILING SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the retailing sector that the Retailing Fund purchases will underperform the market as a whole. To the extent that the Retailing Fund's investments are concentrated in issuers conducting business in the retailing sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic

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conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

TECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the NASDAQ-100® 2x Strategy Fund's, Inverse NASDAQ-100® Strategy Fund's, NASDAQ-100® Fund's and Technology Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the telecommunications sector that the Telecommunications Fund purchases will underperform the market as a whole. To the extent that the Telecommunications Fund's investments are concentrated in issuers conducting business in the telecommunications sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

TRANSPORTATION SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the transportation sector that the Transportation Fund purchases will underperform the market as a whole. To the extent that the Transportation Fund's investments are concentrated in issuers conducting business in the transportation sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

UTILITIES SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the utilities sector that the Utilities Fund purchases will underperform the market as a whole. To the extent that the Utilities Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

SHORT SALES RISK – Short sales are transactions in which the Fund or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, sell a security they do not own. To complete the transaction, the Fund or an underlying fund must borrow the security to make delivery to the buyer. The Fund or underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying fund. If the underlying security goes down in price between the time the Fund or underlying fund sells the security and buys it back, the Fund or underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying fund will realize a loss on the transaction. Any such loss is increased by the amount

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of premium or interest the Fund or underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. The Fund or underlying fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's or an underlying fund's needs for immediate cash or other liquidity. The Fund's or an underlying fund's investment performance may also suffer if the Fund or underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or underlying fund to deliver the securities the Fund or underlying fund borrowed at the commencement of the short sale and the Fund or underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund or underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's or an underlying fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund or an underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund or underlying fund on the investment of the cash generated by the short sale. When the Fund or an underlying fund sells short an equity security that pays a dividend, the Fund or underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund or the underlying fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's or an underlying fund's unrealized gain or reduces the Fund's or an underlying fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund or an underlying fund is obligated to pay is greater than the interest earned by the Fund or an underlying fund on investments, the performance of the Fund or an underlying fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund or an underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. For the Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, All-Cap Opportunity Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Sector Funds, Japan 2x Strategy Fund, Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund, Real Estate Fund and Asset Allocation Funds, small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. For the Inverse Russell 2000® Strategy Fund, small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

STABLE PRICE PER SHARE RISK – The U.S. Government Money Market Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, are subject to Stable Price Per Share Risk. The U.S. Government Money Market Fund's assets are valued using the amortized cost method, which enables the U.S. Government Money Market Fund to maintain a stable price of $1.00 per share. Although the U.S. Government Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The U.S. Government Money Market Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that

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such regulations may be issued in the future. Please see the Statement of Additional Information under "Special Considerations Applicable to the Funds" for additional discussion of this issue.

TAX RISK – As noted under "Commodity-Linked Derivative Investment Risk" above, the Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund and certain of the underlying funds invest will not be considered qualifying income after September 30, 2006. The Fund and affiliated underlying funds will therefore restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income.

The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the affiliated underlying funds, have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the Fund and certain of the affiliated underlying funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor believes it can continue to successfully operate the Fund and affiliated underlying funds in a manner consistent with the Fund's and affiliated underlying funds current investment objective by investing in these commodities-linked structured notes. See "Additional Tax Information" for more information.

In addition, the Commodities Strategy Fund's, Multi-Hedge Strategies Fund's and Managed Futures Strategy Fund's investment in their respective subsidiaries is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds have received a private letter ruling from the IRS that concludes that income from each Fund's investment in its Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended. Please see "Additional Tax Information" for more information.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

In addition, because the Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Nova Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse Government Long Bond Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

The Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may be more significant for the Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund compared to other Rydex|SGI Funds due to the Funds' consistent application of leverage to increase exposure to their respective underlying indices.

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The prices of the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund are calculated at the close of the U.S. markets using fair value prices. Due to the differences in times between the close of the European and Japanese markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. On a daily basis, the Funds are priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund may be higher than for other Rydex|SGI Funds.

TRADING HALT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund or an underlying fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund or an underlying fund prices its shares may limit the Fund's or an underlying fund's ability to use leverage and may prevent the Fund or an underlying fund from achieving its investment objective. In such an event, the Fund or an underlying fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

VALUE STOCKS RISK – Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. Over time, a value investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, a Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

FUND BENCHMARKS

The Domestic Equity Funds, International Equity Funds, Specialty Funds (except for the Real Estate Fund), and Managed Futures Strategy Fund seek to provide investment results that match or correlate to the performance of a specific benchmark. Additional information about each benchmark is set forth below.

S&P GSCITM COMMODITY INDEX – The S&P GSCITM Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The S&P GSCITM Commodity Index is significantly different than the return from buying physical commodities.

STANDARD & POOR'S DIVERSIFIED TRENDS INDICATOR® ("S&P DTI") – The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is constructed using a rules-based strategy that targets particular risk and return characteristics of an asset class or segment of the market. The S&P DTI does not intend to passively represent the commodities markets. Instead, the S&P DTI follows a quantitative methodology to track the prices of a diversified portfolio of 24 futures contracts ("components"). The components are grouped into sectors that are designed to reflect and track (price) trends while maintaining low volatility. The exposure of the components is divided equally (50%/50%) between tangible commodities and financials in order to increase the internal non-correlation among the components, which generally helps to mitigate the risk, and to increase the liquidity of an investment in the components of the S&P DTI. Commodity sector weights are based on generally known

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world production levels. Weightings of the financial sectors are based on, but not directly proportional to, gross domestic product (GDP). Components of each sector are chosen based on fundamental characteristics and liquidity. The methodology of the S&P DTI is designed with a focus on capturing both up and down price trends. Systematic rules are employed to establish a "long" or "short" component position. Sectors are rebalanced monthly; components are rebalanced annually.

More detailed information about certain of the Funds' underlying indices can be found in the SAI under "Descriptions of the Benchmarks."

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to investment advisory agreements between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
DOW 2x STRATEGY FUND	0.90%
NASDAQ-100® 2x STRATEGY FUND	0.90%
RUSSELL 2000® 2x STRATEGY FUND	0.90%
S&P 500 2x STRATEGY FUND	0.90%
INVERSE DOW 2x STRATEGY FUND	0.90%
INVERSE MID-CAP STRATEGY FUND	0.90%
INVERSE NASDAQ-100® STRATEGY FUND	0.90%
INVERSE RUSSELL 2000® STRATEGY FUND	0.90%
INVERSE S&P 500 STRATEGY FUND	0.90%
MID-CAP 1.5x STRATEGY FUND	0.90%
NOVA FUND	0.75%
NASDAQ-100® FUND	0.75%
RUSSELL 2000® 1.5x STRATEGY FUND	0.90%
ALL-CAP OPPORTUNITY FUND	0.90%
S&P 500 PURE GROWTH FUND	0.75%
S&P 500 PURE VALUE FUND	0.75%
S&P MIDCAP 400 PURE GROWTH FUND	0.75%
S&P MIDCAP 400 PURE VALUE FUND	0.75%
S&P SMALLCAP 600 PURE GROWTH FUND	0.75%
S&P SMALLCAP 600 PURE VALUE FUND	0.75%
SECTOR FUNDS (EXCEPT FOR THE PRECIOUS METALS FUND)	0.85%
PRECIOUS METALS FUND	0.75%
EUROPE 1.25x STRATEGY FUND	0.90%
JAPAN 2x STRATEGY FUND	0.75%
INTERNATIONAL OPPORTUNITY FUND	0.90%
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	0.50%
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	0.90%
MULTI-HEDGE STRATEGIES FUND	1.15%
ALTERNATIVE STRATEGIES ALLOCATION FUND	0.00%
COMMODITIES STRATEGY FUND	0.75%
MANAGED FUTURES STRATEGY FUND	0.90%

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FUND	ADVISORY FEE
REAL ESTATE FUND	0.85%
STRENGTHENING DOLLAR 2x STRATEGY FUND	0.90%
WEAKENING DOLLAR 2x STRATEGY FUND	0.90%
ALL-ASSET AGGRESSIVE STRATEGY FUND	0.00%
ALL-ASSET MODERATE STRATEGY FUND	0.00%
ALL-ASSET CONSERVATIVE STRATEGY FUND	0.00%
U.S. GOVERNMENT MONEY MARKET FUND	0.50%

The International Opportunity Fund is sub-advised by Valu-Trac. The Advisor pays the Fund's Sub-Advisor out of the advisory fees it receives. The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees that are affiliated with the Advisor.

As part of its agreement with the Trust, the Advisor will pay all expenses of the Alternative Strategies Allocation Fund, Multi-Hedge Strategies Fund and Asset Allocation Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, acquired fund fees and expenses, and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses and extraordinary expenses.

In addition, the Advisor has contractually agreed to waive the management fee it receives from the Multi-Hedge Strategies Fund, Commodities Strategy Fund, and Managed Futures Strategy Fund in an amount equal to the management fee paid to the Advisor by each Fund's respective Subsidiary as discussed in more detail under "Management of the Subsidiaries." The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor.

The Advisor may reimburse expenses or waive fees of the U.S. Government Money Market Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

MANAGEMENT OF THE SUBSIDIARIES

As with the Funds, the Advisor is responsible for the selection of each Subsidiary's investments and the administration of each Subsidiary's investment program pursuant to separate investment advisory agreements between the Advisor and each Subsidiary. Under the advisory agreements, the Advisor provides the Subsidiaries with the same type of management, under the same terms, as are provided to the Funds. The Subsidiaries have also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Funds.

Each Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary's portfolio, as follows:

SUBSIDIARY	ADVISORY FEE
MANAGED FUTURES STRATEGY FUND CFC	0.90%
MULTI-HEDGE STRATEGIES FUND CFC	1.15%
COMMODITIES STRATEGY FUND CFC	0.75%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by that Fund's Subsidiary. This undertaking will continue in effect for so long as each Fund invests in its Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Funds' Board of Trustees for such termination. The rate of

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the management fee paid directly or indirectly by each Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and its Subsidiary, and may not increase without the prior approval of the Board and a majority of the Fund's shareholders. Each Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds' assets. Therefore, it is expected that each Fund's investment in its Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and its Subsidiary. Please see the SAI for more information about the organization and management of the Subsidiaries.

INVESTMENT SUB-ADVISER

VALU-TRAC INVESTMENT MANAGEMENT LIMITED

Valu-Trac Investment Management Limited, an SEC registered investment adviser, is located in Orton, Fochabers, Moray, Scotland, UK IV32 7QE, and serves as investment sub-adviser to the International Opportunity Fund. Valu-Trac, a wholly-owned subsidiary of Valu-Trac Limited, specializes in international investments and is responsible for the development and ongoing maintenance of the investment management strategy used by the International Opportunity Fund.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of all of the Funds, with the exception of the Equity Market Neutral Fund.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at

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CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund, except for the Asset Allocation Funds, Alternative Strategies Allocation Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, and International Equity Funds, generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV. Each Asset Allocation Fund and the Alternative Strategies Allocation Fund generally values shares of the underlying funds at their NAV and other investments at market prices. The Commodities Strategy Fund and the Managed Futures Strategy Fund will regularly value their investments in structured notes at fair value and other investments at market prices.

The International Equity Funds generally value their assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the International Equity Funds price their shares at the close of the NYSE. As such, the value assigned to the International Equity Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Managed Futures Strategy Fund each may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of each Subsidiary's shares will fluctuate with the value of the Subsidiary's portfolio investments. Each Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Fund's Board of Trustees. More information about the valuation of the Fund's holdings and the amortized cost method can be found in the SAI.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

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EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHORT INTEREST EXPENSE – "Short Interest Expense" occurs because the Inverse Government Long Bond Strategy Fund short-sells a Bond to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the Bond to the purchaser and records this as an expense. The expense is offset – in its entirety or in part – by the income derived from the short-sale and/or by earnings on the proceeds of the short-sale. Short Interest Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather, it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

SHORT DIVIDEND EXPENSE – "Short Dividend Expense" occurs because the Multi-Hedge Strategies Fund and Managed Futures Strategy Fund short-sell equity securities to gain the inverse exposure necessary to meet their respective investment objectives. Each Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

TOTAL OTHER EXPENSES – For the Commodities Strategy Fund and Multi-Hedge Strategies Fund, "Total Other Expenses" includes transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated in the table under "Fees and Expenses of the Fund." "Total Other Expenses" include "Other Expenses of the Subsidiary."

For the Managed Futures Strategy Fund, "Total Other Expenses" includes index licensing fees, transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated. A portion of the index licensing fee is embedded in the purchase price of certain structured notes in which the Fund may invest and is not reflected in "Total Other Expenses." Thus, the amount of index license fees paid directly by the Fund, or paid indirectly as an embedded fee within the structured notes, will vary depending on how much of the Fund's assets are invested in structured notes.

ACQUIRED FUND FEES AND EXPENSES – As a shareholder in certain funds (the "Acquired Funds"), the International Opportunity Fund, Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund and Asset Allocation Funds will each indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). However, the Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government Bond Market is closed, including Columbus Day and Veterans' Day. In addition, on any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

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Notwithstanding the foregoing, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Domestic Equity Funds, Sector Funds, International Equity Funds, Specialty Funds, Fixed Income Funds, and U.S. Government Money Market Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

Unlike most other Rydex|SGI Funds, the Opportunistic Funds, Alternative Funds, and Asset Allocation Funds are not suitable for purchase by active investors. Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Funds are sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Funds expect that all shares of the Funds will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Funds' ability to prevent frequent trading of the Funds will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

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DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund and Government Long Bond 1.2x Strategy Fund which declare and pay dividends daily to the insurance company. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Dow 2x Strategy Fund
December 31, 2009†††	$48.25	$0.22	$17.57	$17.79	$—	$—	$—	$66.04	36.90%	1.75%	0.48%	80%	$19,859
December 31, 2008†††	128.50	.75	(80.11)	(79.36)	(.90)	—	(.90)	48.25	(61.71)%	1.68%	0.90%	78%	36,348
December 31, 2007†††	134.45	1.80	9.65	11.45	(1.50)	(15.90)	(17.40)	128.50	8.15%	1.63%	1.22%	105%	44,825
December 31, 2006†††	115.50	2.00	32.90	34.90	(.75)	(15.20)	(15.95)	134.45	30.54%	1.65%	1.52%	224%	45,365
December 31, 2005†††	129.45	1.20	(6.25)	(5.05)	(.85)	(8.05)	(8.90)	115.50	(3.81)%	1.67%	1.03%	666%	12,920
NASDAQ-100® 2x Strategy Fund
December 31, 2009	8.20	(.14)	9.80	9.66	—	—	—	17.86	117.80%	1.75%	(1.19)%	80%	36,112
December 31, 2008	29.98	(.10)	(21.66)	(21.76)	(.02)	—	(.02)	8.20	(72.60)%	1.72%	(0.53)%	175%	23,347
December 31, 2007	23.46	.13	6.49	6.62	(.10)	—	(.10)	29.98	28.20%	1.66%	0.45%	203%	65,069
December 31, 2006	22.39	.03	1.06	1.09	(.02)	—	(.02)	23.46	4.86%	1.65%	0.14%	250%	29,673
December 31, 2005	23.09	(.09)	(.61)	(.70)	—	—	—	22.39	(3.03)%	1.65%	(0.42)%	343%	44,313
Russell 2000® 2x Strategy Fund
December 31, 2009†††	73.67	(.67)	27.08	26.41	(.01)	—	(.01)	100.07	35.85%	1.75%	(0.97)%	493%	3,651
December 31, 2008†††	224.30	.10	(148.93)	(148.83)	(1.80)	—	(1.80)	73.67	(66.18)%	1.68%	0.06%	347%	3,421
December 31, 2007†††	259.70	2.50	(35.20)	(32.70)	(.10)	(2.60)	(2.70)	224.30	(12.59)%	1.64%	0.95%	174%	6,205
December 31, 2006†††*	250.00	.50	9.60	10.10	(.40)	—	(.40)	259.70	4.06%	1.64%**	1.02%**	60%	4,584

  *  Since the commencement of operations—October 27, 2006—Russell 2000® 2x Strategy Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009—Dow 2x Strategy Fund;
October 27, 2006—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Russell 2000® 2x Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—S&P 500 2x Strategy Fund.

PROSPECTUS
237

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
S&P 500 2x Strategy Fund
December 31, 2009†††	$61.59	$(.19)	$28.76	$28.57	$(.51)	$—	$(.51)	$89.65	46.40%	1.71%	(0.30)%	204%	$28,872
December 31, 2008†††	192.40	.70	(131.50)	(130.80)	—	—	—	61.59	(67.98)%	1.67%	0.56%	305%	26,513
December 31, 2007†††	217.10	2.60	(.80)	1.80	(2.30)	(24.20)	26.50	192.40	0.61%	1.62%	1.12%	104%	36,429
December 31, 2006†††	183.70	2.30	41.20	43.50	(2.00)	(8.10)	(10.10)	217.10	23.70%	1.64%	1.13%	168%	37,663
December 31, 2005†††	198.30	1.00	5.30	6.30	(.20)	(20.70)	(20.90)	183.70	3.38%	1.65%	0.55%	585%	25,397
Inverse Dow 2x Strategy Fund
December 31, 2009	35.61	(.47)	(15.43)	(15.90)	—	—	—	19.71	(44.65)%	1.74%	(1.61)%	—	18,021
December 31, 2008	28.79	(.01)	18.12	18.11	(.18)	(11.11)	(11.29)	35.61	60.84%	1.69%	(0.03)%	—	11,703
December 31, 2007	33.34	1.02	(4.06)	(3.04)	(1.51)	—	(1.51)	28.79	(8.99)%	1.66%	3.36%	—	11,885
December 31, 2006	43.20	1.35	(10.75)	(9.40)	(.46)	—	(.46)	33.34	(21.77)%	1.64%	3.61%	—	17,053
December 31, 2005	43.22	.74	(.06)	.68	(.70)	—	(.70)	43.20	1.63%	1.65%	1.67%	—	7,257
Inverse Mid-Cap Strategy Fund
December 31, 2009	46.80	(0.61)	(15.90)	(16.51)	—	—	—	30.29	(35.28)%	1.71%	(1.58)%	—	4,677
December 31, 2008	35.03	.05	12.04	12.09	(.32)	—	(.32)	46.80	34.42%	1.67%	0.12%	—	4,813
December 31, 2007	36.96	1.06	(1.81)	(.75)	(1.18)	—	(1.18)	35.03	(1.98)%	1.67%	3.04%	—	3,029
December 31, 2006	39.15	1.32	(2.83)	(1.51)	(.68)	—	(.68)	36.96	(3.83)%	1.65%	3.49%	—	5,959
December 31, 2005	44.03	.70	(4.31)	(3.61)	(1.27)	—	(1.27)	39.15	(8.16)%	1.64%	1.65%	—	2,846
Inverse NASDAQ-100® Strategy Fund
December 31, 2009	25.05	(.31)	(9.72)	(10.03)	(.02)	—	(.02)	15.00	(40.05)%	1.75%	(1.61)%	—	14,309
December 31, 2008	16.99	.02	8.13	8.15	(.09)	—	(.09)	25.05	47.96%	1.70%	0.08%	—	12,127
December 31, 2007	19.79	.64	(2.87)	(2.23)	(.57)	—	(.57)	16.99	(11.28)%	1.68%	3.40%	—	13,640
December 31, 2006	21.51	.74	(1.07)	(.33)	(1.39)	—	(1.39)	19.79	(1.40)%	1.64%	3.35%	—	23,929
December 31, 2005	21.24	.33	(.06)	.27	—	—	—	21.51	1.27%	1.63%	1.49%	—	19,648
Inverse Russell 2000® Strategy Fund
December 31, 2009	42.70	(.56)	(13.47)	(14.03)	—	—	—	28.67	(32.86)%	1.73%	(1.60)%	—	11,433
December 31, 2008	34.66	.08	8.54	8.62	(.58)	—	(.58)	42.70	24.69%	1.69%	0.22%	—	7,778
December 31, 2007	34.61	1.10	.76	1.86	(1.81)	—	(1.81)	34.66	5.37%	1.67%	3.19%	—	11,535
December 31, 2006	40.60	1.30	(6.16)	(4.86)	(1.13)	—	(1.13)	34.61	(11.95)%	1.64%	3.48%	—	12,237
December 31, 2005	42.83	.65	(1.98)	(1.33)	(.90)	—	(.90)	40.60	(3.07)%	1.63%	1.49%	—	11,850

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009—Dow 2x Strategy Fund;
October 27, 2006—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Russell 2000® 2x Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—S&P 500 2x Strategy Fund.

238

												RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Other Capital Items		NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Inverse S&P 500 Strategy Fund
December 31, 2009	$58.44	$(.84)	$(15.26)	$(16.10)	$—	$—	$—	$—		$42.34	(27.55)%	1.72%	1.72%	1.72%	(1.57)%	—	$22,964
December 31, 2008	42.21	(.07)	16.17	16.10	(.36)	—	(.36)	.49	▲	58.44	39.25%	1.67%	1.67%	1.67%	(0.14)%	—	23,877
December 31, 2007†††	43.90	1.35	(1.00)	.35	(2.04)	—	(2.04)	—		42.21	0.83%	1.63%	1.63%	1.63%	3.04%	—	21,581
December 31, 2006†††	51.50	1.70	(5.60)	(3.90)	(3.70)	—	(3.70)	—		43.90	(7.50)%	1.63%	1.63%	1.63%	3.29%	—	19,025
December 31, 2005†††	51.90	.80	(1.20)	(.40)	—	—	—	—		51.50	(0.77)%	1.70%	1.70%	1.70%	1.46%	—	32,505
Mid-Cap 1.5x Strategy Fund
December 31, 2009	9.81	(.07)	5.22	5.15	(.01)	—	(.01)	—		14.95	52.40%	1.71%	1.71%	1.71%	(0.58)%	61%	14,376
December 31, 2008	21.72	.01	(11.92)	(11.91)	—	—	—	—		9.81	(54.83)%	1.66%	1.66%	1.66%	0.07%	163%	13,150
December 31, 2007	24.20	.28	.65	.93	(.40)	(3.01)	(3.41)	—		21.72	3.60%	1.64%	1.64%	1.64%	1.05%	368%	27,893
December 31, 2006	30.15	.11	3.23	3.34	(.13)	(9.16)	(9.29)	—		24.20	10.46%	1.64%	1.64%	1.64%	0.34%	478%	38,986
December 31, 2005	26.50	(.02)	3.75	3.73	—	(.08)	(.08)	—		30.15	14.07%	1.65%	1.65%	1.65%	(0.05)%	573%	51,197
Nova Fund
December 31, 2009†††	45.50	0.09	16.06	16.15	(0.49)	—	(0.49)	—		61.16	35.51%	1.55%	1.55%	1.55%	0.19%	84%	50,561
December 31, 2008†††	100.60	.60	(55.40)	(54.80)	(.30)	—	(.30)	—		45.50	(54.47)%	1.52%	1.52%	1.52%	0.75%	182%	35,087
December 31, 2007†††	100.90	1.20	—	1.20	(1.50)	—	(1.50)	—		100.60	1.13%	1.46%	1.46%	1.46%	1.12%	94%	82,191
December 31, 2006†††	85.60	1.10	15.40	16.50	(1.20)	—	(1.20)	—		100.90	19.27%	1.48%	1.48%	1.48%	1.18%	211%	134,477
December 31, 2005†††	82.60	.50	2.80	3.30	(.30)	—	(.30)	—		85.60	3.97%	1.53%	1.53%	1.53%	0.60%	381%	132,018

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—December 31, 2006 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007—Inverse S&P 500 Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Nova Fund.

  ▲  Excluding the Capital Contribution, the Fund's total return would have been 38.09%.

PROSPECTUS
239

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
NASDAQ-100® Fund
December 31, 2009	$10.50	$(.12)	$5.58	$5.46	$—	$—	$—	$15.96	52.00%	1.59%	(0.94)%	59%	$57,542
December 31, 2008	18.12	(.09)	(7.51)	(7.60)	(.02)	—	(.02)	10.50	(41.91)%	1.55%	(0.62)%	107%	32,986
December 31, 2007	15.39	.03	2.71	2.74	(.01)	—	(.01)	18.12	17.82%	1.51%	0.18%	110%	82,492
December 31, 2006	14.55	(.07)	.91	.84	—	—	—	15.39	5.77%	1.49%	(0.50)%	152%	72,871
December 31, 2005	14.39	(.09)	.25	.16	—	—	—	14.55	1.11%	1.50%	(0.68)%	294%	102,487
Russell 2000® 1.5x Strategy Fund
December 31, 2009	16.57	(.14)	5.65	5.51	—	—	—	22.08	33.31%	1.74%	(0.83)%	376%	10,587
December 31, 2008	34.20	.01	(17.58)	(17.57)	(.06)	—	(.06)	16.57	(51.36)%	1.68%	0.05%	490%	13,978
December 31, 2007	41.14	.49	(3.26)	(2.77)	(.96)	(3.21)	(4.17)	34.20	(6.74)%	1.66%	1.16%	354%	21,879
December 31, 2006	34.14	.19	6.93	7.12	(.12)	—	(.12)	41.14	20.85%	1.64%	0.49%	380%	73,112
December 31, 2005	33.65	.01	1.31	1.32	(.83)	—	(.83)	34.14	3.91%	1.63%	0.04%	404%	38,589
S&P 500 Pure Growth Fund
December 31, 2009	16.47	(.10)	7.88	7.78	—	—	—	24.25	47.24%	1.55%	(0.53)%	497%	34,481
December 31, 2008	27.36	(.09)	(10.80)	(10.89)	—	—	—	16.47	(39.80)%	1.51%	(0.40)%	360%	13,207
December 31, 2007	26.68	(.16)	1.46	1.30	—	(.62)	(.62)	27.36	4.87%	1.48%	(0.57)%	521%	36,275
December 31, 2006	25.69	(.17)	1.56	1.39	—	(.40)	(.40)	26.68	5.40%	1.49%	(0.66)%	612%	23,568
December 31, 2005	25.75	(.01)	.47	.46	(.02)	(.50)	(.52)	25.69	1.77%	1.52%	(0.03)%	1,111%	22,538
S&P 500 Pure Value Fund
December 31, 2009†††	45.81	0.65	22.78	23.43	(1.08)	—	(1.08)	68.16	51.22%	1.54%	1.18%	421%	27,851
December 31, 2008†††	126.85	2.35	(65.04)	(62.69)	(1.15)	(17.20)	(18.35)	45.81	(48.65)%	1.51%	2.42%	389%	9,479
December 31, 2007†††	158.90	2.10	(10.15)	(8.05)	(2.85)	(21.15)	24.00	126.85	(5.37)%	1.49%	1.28%	307%	24,799
December 31, 2006†††	139.50	1.95	22.65	24.60	(1.25)	(3.95)	(5.20)	158.90	17.66%	1.50%	1.29%	401%	83,323
December 31, 2005†††	138.40	1.05	4.75	5.80	(.75)	(3.95)	(4.70)	139.50	4.19%	1.50%	0.77%	493%	24,547

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009—S&P 500 Pure Value Fund.
240

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
S&P MidCap 400 Pure Growth Fund
December 31, 2009	$18.85	$(.25)	$10.96	$10.71	$—	$—	$—	$29.56	56.82%	1.55%	(1.01)%	244%	$44,918
December 31, 2008	29.51	(.24)	(10.42)	(10.66)	—	—	—	18.85	(36.12)%	1.51%	(0.89)%	381%	11,695
December 31, 2007	29.33	(.19)	2.69	2.50	—	(2.32)	(2.32)	29.51	8.42%	1.48%	(0.61)%	591%	25,940
December 31, 2006	30.24	(.28)	1.26	.98	—	(1.89)	(1.89)	29.33	3.13%	1.47%	(0.90)%	462%	15,440
December 31, 2005	27.13	(.20)	3.31	3.11	—	—	—	30.24	11.46%	1.52%	(0.70)%	1,178%	53,035
S&P MidCap 400 Pure Value Fund
December 31, 2009†††	43.46	.50	23.46	23.96	(.59)	—	(.59)	66.83	55.22%	1.54%	0.90%	321%	29,506
December 31, 2008†††	104.20	1.75	(47.84)	(46.09)	—	(14.65)	(14.65)	43.46	(43.63)%	1.51%	2.06%	255%	7,595
December 31, 2007†††	111.90	1.05	(6.45)	(5.40)	(2.20)	(.10)	(2.30)	104.20	(4.85)%	1.49%	0.87%	358%	15,998
December 31, 2006†††	96.35	1.40	15.05	16.45	(.90)	—	(.90)	111.90	17.08%	1.49%	1.37%	307%	28,254
December 31, 2005†††	135.40	.35	11.40	11.75	(1.00)	(49.80)	(50.80)	96.35	8.32%	1.48%	0.26%	1,133%	14,232
S&P SmallCap 600 Pure Growth Fund
December 31, 2009	17.78	(.23)	6.27	6.04	—	—	—	23.82	33.97%	1.56%	(1.13)%	633%	13,556
December 31, 2008	27.07	(.01)	(9.28)	(9.29)	—	—	—	17.78	(34.32)%	1.52%	(0.04)%	465%	13,717
December 31, 2007	29.92	(.28)	.30	.02	—	(2.87)	(2.87)	27.07	(0.11)%	1.49%	(0.90)%	573%	12,428
December 31, 2006	28.64	(.31)	2.54	2.23	—	(.95)	(.95)	29.92	7.73%	1.49%	(1.01)%	769%	23,300
December 31, 2005	28.55	(.21)	2.00	1.79	—	(1.70)	(1.70)	28.64	6.20%	1.50%	(0.72)%	737%	24,308
S&P SmallCap 600 Pure Value Fund
December 31, 2009†††	50.83	(.26)	31.93	31.67	(.98)	—	(.98)	81.52	62.33%	1.55%	(0.37)%	380%	13,562
December 31, 2008†††	91.10	1.20	(40.87)	(39.67)	(.60)	—	(.60)	50.83	(43.50)%	1.52%	1.60%	391%	10,310
December 31, 2007†††	143.00	.95	(29.85)	(28.90)	(.30)	(22.70)	(23.00)	91.10	(20.36)%	1.49%	0.66%	241%	9,710
December 31, 2006†††	128.35	.90	23.70	24.60	(.85)	(9.10)	(9.95)	143.00	19.21%	1.49%	0.64%	433%	34,124
December 31, 2005†††	144.20	(.25)	5.65	5.40	—	(21.25)	(21.25)	128.35	3.64%	1.47%	(0.16)%	825%	19,035

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009—S&P MidCap 400 Pure Value Fund, and S&P SmallCap 600 Pure Value Fund.

PROSPECTUS
241

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Banking Fund
December 31, 2009	$13.40	$0.08	$(0.54)	$(0.46)	$(0.42)	$—	$(0.42)	$12.52	(3.43)%	1.66%	0.70%	731%	$4,639
December 31, 2008	22.80	.48	(9.86)	(9.38)	(.02)	—	(.02)	13.40	(41.16)%	1.63%	2.87%	521%	22,968
December 31, 2007	32.44	.56	(9.32)	(8.76)	(.88)	—	(.88)	22.80	(27.08)%	1.59%	1.85%	405%	9,186
December 31, 2006	29.69	.44	2.89	3.33	(.58)	—	(.58)	32.44	11.25%	1.59%	1.42%	259%	24,348
December 31, 2005	36.29	.44	(1.52)	(1.08)	(.49)	(5.03)	(5.52)	29.69	(2.77)%	1.58%	1.34%	532%	14,580
Basic Materials Fund
December 31, 2009	19.38	.17	10.58	10.75	(.06)	(.85)	(.91)	29.22	55.46%	1.65%	0.69%	377%	46,522
December 31, 2008	41.66	.06	(19.38)	(19.32)	(.27)	(2.69)	(2.96)	19.38	(45.40)%	1.60%	0.15%	191%	23,788
December 31, 2007	33.33	.11	11.21	11.32	(.05)	(2.94)	(2.99)	41.66	33.97%	1.58%	0.28%	244%	95,591
December 31, 2006	27.87	.32	5.90	6.22	(.31)	(.45)	(.76)	33.33	22.29%	1.60%	1.02%	225%	58,622
December 31, 2005	32.66	.12	.80	.92	(.13)	(5.58)	(5.71)	27.87	4.04%	1.57%	0.41%	364%	28,317
Biotechnology Fund
December 31, 2009	19.03	(.25)	3.74	3.49	—	—	—	22.52	18.34%	1.68%	(1.25)%	388%	13,144
December 31, 2008	21.57	(.26)	(2.28)	(2.54)	—	—	—	19.03	(11.78)%	1.63%	(1.25)%	351%	35,296
December 31, 2007	20.66	(.26)	1.17	.91	—	—	—	21.57	4.40%	1.59%	(1.20)%	660%	13,927
December 31, 2006	21.37	(.32)	(.39)	(.71)	—	—	—	20.66	(3.32)%	1.59%	(1.48)%	379%	10,754
December 31, 2005	19.31	(.31)	2.37	2.06	—	—	—	21.37	10.67%	1.66%	(1.59)%	652%	36,086
Consumer Products Fund
December 31, 2009	27.51	.41	4.85	5.26	(.52)	—	(.52)	32.25	19.12%	1.66%	1.43%	259%	21,252
December 31, 2008	37.02	.40	(9.09)	(8.69)	(.06)	(.76)	(.82)	27.51	(23.39)%	1.61%	1.21%	297%	24,833
December 31, 2007	36.55	.42	3.69	4.11	(.69)	(2.95)	(3.64)	37.02	11.08%	1.59%	1.10%	260%	40,847
December 31, 2006	31.63	.48	5.03	5.51	(.27)	(.32)	(.59)	36.55	17.42%	1.59%	1.41%	219%	43,007
December 31, 2005	32.95	.14	(.26)	(.12)	(.17)	(1.03)	(1.20)	31.63	(0.40)%	1.58%	0.42%	357%	22,177

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

242

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Electronics Fund
December 31, 2009	$6.82	$(.02)	$4.92	$4.90	$—	$—	$—	$11.72	71.85%	1.64%	(0.19)%	445%	$25,029
December 31, 2008	13.67	(.02)	(6.83)	(6.85)	—	—	—	6.82	(50.11)%	1.61%	(0.15)%	940%	1,877
December 31, 2007	14.02	(.11)	(.24)	(.35)	—	—	—	13.67	(2.50)%	1.59%	(0.73)%	1,009%	2,943
December 31, 2006	13.68	(.15)	.49	.34	—	—	—	14.02	2.49%	1.59%	(1.02)%	477%	3,856
December 31, 2005	13.17	(.16)	.67	.51	—	—	—	13.68	3.87%	1.62%	(1.24)%	1,136%	8,306
Energy Fund
December 31, 2009	20.49	.11	7.73	7.84	—	(1.96)	(1.96)	26.37	38.50%	1.65%	0.48%	206%	39,353
December 31, 2008	39.83	(.03)	(18.29)	(18.32)	—	(1.02)	(1.02)	20.49	(46.03)%	1.60%	(0.08)%	154%	30,843
December 31, 2007	33.14	(.11)	11.01	10.90	—	(4.21)	(4.21)	39.83	33.22%	1.58%	(0.27)%	217%	101,458
December 31, 2006	39.20	(.13)	5.28	5.15	—	(11.21)	(11.21)	33.14	11.93%	1.59%	(0.31)%	146%	70,190
December 31, 2005	29.68	— §	11.44	11.44	(.01)	(1.91)	(1.92)	39.20	38.54%	1.59%	(0.01)%	351%	83,437
Energy Services Fund
December 31, 2009	14.18	(.06)	8.89	8.83	—	(1.05)	(1.05)	21.96	62.42%	1.65%	(0.30)%	247%	41,500
December 31, 2008	38.67	(.28)	(21.79)	(22.07)	—	(2.42)	(2.42)	14.18	(57.60)%	1.60%	(0.78)%	122%	21,598
December 31, 2007	29.79	(.34)	11.37	11.03	—	(2.15)	(2.15)	38.67	37.10%	1.58%	(0.91)%	193%	95,917
December 31, 2006	30.92	(.37)	4.01	3.64	—	(4.77)	(4.77)	29.79	10.98%	1.59%	(1.08)%	184%	43,910
December 31, 2005	20.85	(.30)	10.37	10.07	—	—	—	30.92	48.30%	1.61%	(1.17)%	317%	79,722
Financial Services Fund
December 31, 2009	11.41	.06	2.19	2.25	(.22)	—	(.22)	13.44	19.68%	1.64%	0.54%	357%	17,163
December 31, 2008	21.96	.32	(10.87)	(10.55)	—	—	—	11.41	(48.04)%	1.61%	1.87%	422%	8,307
December 31, 2007	32.18	.28	(6.23)	(5.95)	(.66)	(3.61)	(4.27)	21.96	(18.80)%	1.59%	0.90%	525%	17,508
December 31, 2006	29.10	.26	4.59	4.85	(.39)	(1.38)	(1.77)	32.18	16.73%	1.59%	0.83%	330%	50,190
December 31, 2005	30.38	.28	.67	.95	(.25)	(1.98)	(2.23)	29.10	3.38%	1.59%	0.94%	549%	36,839

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  §  Less than $.01 per share.

PROSPECTUS
243

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Health Care Fund
December 31, 2009	$21.22	$0.04	$5.19	$5.23	$—	$—	$—	$26.45	24.65%	1.67%	0.17%	301%	$26,896
December 31, 2008	29.61	(— )§	(7.40)	(7.40)	—	(.99)	(.99)	21.22	(24.86)%	1.62%	(0.01)%	266%	35,778
December 31, 2007	28.41	(.01)	1.73	1.72	—	(.52)	(.52)	29.61	6.02%	1.59%	(0.02)%	424%	37,521
December 31, 2006	28.17	(.15)	1.59	1.44	—	(1.20)	(1.20)	28.41	5.11%	1.59%	(0.52)%	251%	40,825
December 31, 2005	25.46	(.16)	2.87	2.71	—	—	—	28.17	10.64%	1.60%	(0.62)%	330%	51,692
Internet Fund
December 31, 2009	9.84	(.19)	6.67	6.48	—	—	—	16.32	65.85%	1.64%	(1.36)%	274%	30,360
December 31, 2008	17.85	(.16)	(7.85)	(8.01)	—	—	—	9.84	(44.87)%	1.60%	(1.07)%	341%	2,405
December 31, 2007	16.17	(.05)	1.73	1.68	—	—	—	17.85	10.39%	1.54%	(0.29)%	432%	24,937
December 31, 2006	14.74	(.21)	1.64	1.43	—	—	—	16.17	9.70%	1.58%	(1.33)%	420%	9,381
December 31, 2005	17.01	(.21)	(.13)	(.34)	—	(1.93)	(1.93)	14.74	(1.38)%	1.61%	(1.36)%	676%	20,959
Leisure Fund
December 31, 2009	30.47	.06	11.13	11.19	—	—	—	41.66	36.72%	1.64%	0.17%	316%	11,722
December 31, 2008†††	636.60	(1.07)	(347.66)	(348.73)	—	(257.40)	(257.40)	30.47	(49.09)%	1.61%	(0.26)%	255%	1,601
December 31, 2007†††	785.70	(1.20)	(15.30)	(16.50)	—	(132.60)	(132.60)	636.60	(2.54)%	1.59%	(0.14)%	171%	15,311
December 31, 2006†††	658.80	(.60)	155.10	154.50	—	(27.60)	(27.60)	785.70	23.47%	1.60%	(0.07)%	221%	37,699
December 31, 2005†††	761.70	(5.70)	(30.90)	(36.60)	—	(66.30)	(66.30)	658.80	(4.87)%	1.56%	(0.79)%	369%	13,961
Precious Metals Fund
December 31, 2009	9.24	(.13)	4.68	4.55	—	—	—	13.79	49.24%	1.55%	(1.14)%	253%	86,277
December 31, 2008	15.04	(.09)	(5.71)	(5.80)	—	—	—	9.24	(38.56)%	1.50%	(0.66)%	228%	61,025
December 31, 2007	12.58	(.10)	2.56	2.46	—	—	—	15.04	19.55%	1.45%	(0.71)%	268%	91,613
December 31, 2006	10.36	(.03)	2.25	2.22	—	—	—	12.58	21.43%	1.49%	(0.26)%	228%	62,910
December 31, 2005	8.57	(.02)	1.81	1.79	—	—	—	10.36	20.89%	1.57%	(0.24)%	308%	68,241

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period ended December 31, 2004—December 7, 2008 have been restated to reflect a 1:30 reverse stock split effective December 8, 2008.

  §  Less than $.01 per share.

244

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Retailing Fund
December 31, 2009	$7.53	$(.02)	$3.35	$3.33	$—	$—	$—	$10.86	44.22%	1.65%	(0.19)%	470%	$15,488
December 31, 2008	11.27	(.02)	(3.70)	(3.72)	—	(.02)	(.02)	7.53	(32.95)%	1.62%	(0.17)%	460%	13,621
December 31, 2007	29.78	(.24)	(2.95)	(3.19)	—	(15.32)	(15.32)	11.27	(12.60)%	1.60%	(0.81)%	182%	4,651
December 31, 2006	27.85	(.11)	2.92	2.81	—	(.88)	(.88)	29.78	10.08%	1.59%	(0.37)%	227%	28,306
December 31, 2005	26.65	(.25)	1.70	1.45	—	(.25)	(.25)	27.85	5.48%	1.58%	(0.90)%	421%	17,616
Technology Fund
December 31, 2009	7.05	(.06)	3.98	3.92	—	—	—	10.97	55.60%	1.65%	(0.68)%	252%	39,967
December 31, 2008	16.27	(.08)	(7.39)	(7.47)	—	(1.75)	(1.75)	7.05	(45.41)%	1.60%	(0.63)%	277%	7,238
December 31, 2007	14.74	(.15)	1.68	1.53	—	—	—	16.27	10.38%	1.56%	(0.91)%	584%	33,123
December 31, 2006	13.92	(.16)	.98	.82	—	—	—	14.74	5.89%	1.59%	(1.09)%	403%	23,215
December 31, 2005	13.50	(.16)	.58	.42	—	—	—	13.92	3.11%	1.62%	(1.21)%	541%	19,145
Telecommunications Fund
December 31, 2009	7.94	.18	2.08	2.26	(.40)	—	(.40)	9.80	28.68%	1.66%	2.03%	694%	5,748
December 31, 2008	23.89	.24	(11.49)	(11.25)	(.05)	(4.65)	(4.70)	7.94	(45.34)%	1.61%	1.34%	341%	8,754
December 31, 2007	21.91	.05	1.97	2.02	(.04)	—	(.04)	23.89	9.23%	1.58%	0.20%	295%	31,781
December 31, 2006	18.81	.15	3.52	3.67	(.29)	(.28)	(.57)	21.91	19.51%	1.59%	0.72%	264%	33,337
December 31, 2005	20.53	.19	.06	.25	—	(1.97)	(1.97)	18.81	1.16%	1.60%	0.98%	362%	16,898
Transportation Fund
December 31, 2009	10.91	(.03)	1.92	1.89	(.12)	—	(.12)	12.68	17.39%	1.67%	(0.29)%	857%	8,462
December 31, 2008	14.85	.04	(3.80)	(3.76)	—	(.18)	(.18)	10.91	(25.26)%	1.62%	0.27%	544%	21,509
December 31, 2007	35.05	(.04)	(2.24)	(2.28)	—	(17.92)	(17.92)	14.85	(8.75)%	1.60%	(0.12)%	284%	8,513
December 31, 2006	32.64	(.24)	2.65	2.41	—	—	—	35.05	7.38%	1.59%	(0.68)%	249%	29,549
December 31, 2005	31.45	(.19)	2.64	2.45	—	(1.26)	(1.26)	32.64	8.48%	1.58%	(0.63)%	258%	31,378

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

PROSPECTUS
245

												RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments by Affiliates		NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Utilities Fund
December 31, 2009	$15.41	$0.41	$1.65	$2.06	$(1.06)	$—	$(1.06)	$—		$16.41	13.80%	1.67%	2.69%	309%	$15,814
December 31, 2008	22.29	.37	(6.97)	(6.60)	(.08)	(.20)	(.28)	—		15.41	(29.57)%	1.61%	1.90%	293%	34,343
December 31, 2007	22.38	.32	2.59	2.91	(.39)	(2.61)	(3.00)	—		22.29	12.86%	1.58%	1.32%	244%	65,532
December 31, 2006	19.09	.36	3.64	4.00	(.49)	(.22)	(.71)	—		22.38	20.96%	1.59%	1.73%	169%	71,719
December 31, 2005	17.34	.34	1.50	1.84	(.09)	—	(.09)	—		19.09	10.56%	1.60%	1.80%	342%	39,943
Europe 1.25x Strategy Fund
December 31, 2009	12.65	.13	4.31	4.44	(.36)	—	(.36)	—		16.73	35.01%	1.71%	0.90%	321%	22,358
December 31, 2008	29.95	.55	(17.04)	(16.49)	(.19)	(.62)	(.81)	—		12.65	(54.86)%	1.67%	2.33%	111%	12,535
December 31, 2007	29.60	.70	3.26	3.96	(.71)	(2.90)	(3.61)	—		29.95	13.06%	1.63%	2.18%	220%	82,833
December 31, 2006	23.84	.70	6.31	7.01	(.48)	(.77)	(1.25)	—		29.60	29.51%	1.65%	2.55%	219%	89,490
December 31, 2005	22.62	.21	1.23	1.44	(.09)	(.13)	(.22)	—		23.84	6.36%	1.63%	0.94%	399%	25,954
Japan 2x Strategy Fund
December 31, 2009	15.08	(.23)	3.79	3.56	(.07)	—	(.07)	—		18.57	23.68%	1.60%	(1.49)%	—	8,410
December 31, 2008	22.73	.05	(7.86)	(7.81)	(.13)	—	(.13)	.29	,	15.08	(32.97)%	1.65%	0.25%	—	13,104
December 31, 2007	27.13	.88	(3.83)	(2.95)	(1.45)	—	(1.45)	—		22.73	(11.23)%	1.64%	3.32%	—	15,568
December 31, 2006	33.42	1.02	.50	1.52	(1.29)	(6.52)	(7.81)	—		27.13	5.14%	1.63%	2.99%	—	30,510
December 31, 2005	27.77	.48	5.17	5.65	—	—	—	—		33.42	20.35%	1.70%	1.72%	—	55,219

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ,  Excluding the reimbursement, the Fund's total return would have been (34.25)%.

246

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Commodities Strategy Fund
December 31, 2009■	$11.47	$(.13)	$1.45	$1.32	$(.21)	$—	$(.21)	$12.58	11.56%	1.58%	1.46%	1.46%	(1.10)%	359%	$21,386
December 31, 2008	23.78	.15	(11.69)	(11.54)	(.77)	—	(.77)	11.47	(49.02)%	1.50%	1.29%	1.29%	0.56%	427%	15,781
December 31, 2007	18.15	.71	4.92	5.63	—	—	—	23.78	31.02%	1.48%	1.28%	1.28%	3.52%	346%	43,624
December 31, 2006	22.10	.50	(4.45)	(3.95)	—	—	—	18.15	(17.87)%	1.50%	1.31%	1.31%	2.34%	109%	20,269
December 31, 2005*	25.00	.14	(2.98)	(2.84)	(.06)	—	(.06)	22.10	(11.34)%	1.64%**	1.64%**	1.64%**	2.41%**	—	28,187
Strengthening Dollar 2x Strategy Fund
December 31, 2009	21.25	(0.27)	(3.82)	(4.09)	—	(10.28)	(10.28)	6.88	(15.84)%	1.72%	1.72%	1.72%	(1.57)%	—	7,525
December 31, 2008	20.13	(.08)	1.20	1.12	—	—	—	21.25	5.56%	1.69%	1.69%	1.69%	(0.41)%	—	7,024
December 31, 2007	22.59	.70	(3.16)	(2.46)	—	—	—	20.13	(10.89)%	1.61%	1.61%	1.61%	3.26%	—	4,006
December 31, 2006	25.62	.79	(3.51)	(2.72)	(.31)	—	(.31)	22.59	(10.63)%	1.65%	1.65%	1.65%	3.33%	—	3,067
December 31, 2005*	25.00	.14	.65	.79	(.17)	—	(.17)	25.62	3.16%	1.78%**	1.78%**	1.78%**	2.11%**	—	1,250
Weakening Dollar 2x Strategy Fund
December 31, 2009	25.10	(.40)	2.06	1.66	(.01)	—	(.01)	26.75	6.61%	1.71%	1.71%	1.71%	(1.58)%	—	4,908
December 31, 2008	28.60	.07	(3.57)	(3.50)	—	—	—	25.10	(12.24)%	1.68%	1.68%	1.68%	0.23%	—	10,965
December 31, 2007	27.51	.89	4.15	5.04	(3.95)	—	(3.95)	28.60	18.12%	1.64%	1.64%	1.64%	3.02%	—	13,579
December 31, 2006	24.31	.93	3.14	4.07	(.86)	(.01)	(.87)	27.51	16.72%	1.65%	1.65%	1.65%	3.46%	—	11,155
December 31, 2005*	25.00	.15	(.78)	(.63)	(.06)	—	(.06)	24.31	(2.53)%	1.76%**	1.76%**	1.76%**	2.28%**	—	2,954
Real Estate Fund
December 31, 2009	17.51	.50	3.90	4.40	(.47)	—	(.47)	21.44	25.27%	1.65%	1.65%	1.65%	2.83%	450%	33,872
December 31, 2008	34.35	.79	(15.47)	(14.68)	(.20)	(1.96)	(2.16)	17.51	(41.64)%	1.62%	1.62%	1.62%	2.61%	288%	15,437
December 31, 2007	50.25	.63	(10.02)	(9.39)	(1.09)	(5.42)	(6.51)	34.35	(19.12)%	1.60%	1.60%	1.60%	1.28%	226%	31,757
December 31, 2006	40.30	.72	11.68	12.40	(.83)	(1.62)	(2.45)	50.25	30.72%	1.60%	1.60%	1.60%	1.54%	532%	83,181
December 31, 2005	38.02	.71	2.01	2.72	(.44)	—	(.44)	40.30	7.15%	1.59%	1.59%	1.59%	1.84%	774%	29,074

  *  Since the commencement of operations:
September 30, 2005—Commodities Strategy Fund;
September 30, 2005—Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ■  Consolidated.

PROSPECTUS
247

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
All-Cap Opportunity Fund
December 31, 2009	$9.05	$(0.03)	$2.50	$2.47	$(0.01)	$—	$(0.01)	$11.51	27.29%	1.71%	1.71%	1.71%	(0.33)%	379%	$68,347
December 31, 2008	15.33	.01	(6.25)	(6.24)	—	(.04)	(.04)	9.05	(40.73)%	1.67%	1.67%	1.67%	0.05%	463%	72,439
December 31, 2007	13.47	(.02)	3.10	3.08	—	(1.22)	(1.22)	15.33	22.75%	1.61%	1.61%	1.61%	(0.15)%	277%	130,166
December 31, 2006	12.68	(.02)	1.48	1.46	—	(.67)	(.67)	13.47	11.47%	1.64%	1.64%	1.64%	(0.16)%	353%	87,673
December 31, 2005	11.16	(.02)	1.54	1.52	—	—	—	12.68	13.62%	1.70%	1.70%	1.70%	(0.20)%	281%	61,834
International Opportunity Fund
December 31, 2009	17.20	.06	5.07	5.13	(.09)	—	(.09)	22.24	29.79%	1.71%	1.71%	1.71%	0.30%	324%	21,939
December 31, 2008*	25.00	.01	(7.81)	(7.80)	—	—	—	17.20	(31.20)%	1.64%**	1.64%**	1.64%**	0.09%**	362%	12,071
Government Long Bond 1.2x Strategy Fund
December 31, 2009	17.24	0.28	(5.33)	(5.05)	(0.28)	(5.32)	(5.60)	6.59	(31.54)%	1.26%	1.26%	1.26%	2.29%	1,694%	24,092
December 31, 2008	12.24	.35	5.00	5.35	(.35)	—	(.35)	17.24	44.87%	1.22%	1.22%	1.22%	2.75%	1,372%	63,594
December 31, 2007	11.56	.41	.68	1.09	(.41)	—	(.41)	12.24	9.77%	1.20%	1.20%	1.20%	3.60%	1,367%	52,250
December 31, 2006	12.38	.42	(.82)	(.40)	(.42)	—	(.42)	11.56	(3.14)%	1.20%	1.20%	1.20%	3.66%	1,339%	50,420
December 31, 2005	11.88	.41	.50	.91	(.41)	—	(.41)	12.38	7.71%	1.18%	1.18%	1.18%	3.30%	1,284%	60,160
Inverse Government Long Bond Strategy Fund
December 31, 2009	13.60	(.33)	2.97	2.64	—	—	—	16.24	19.41%	2.23%	2.23%	1.71%×	(2.09)%	—	27,940
December 31, 2008	19.58	(.21)	(5.68)	(5.89)	(.09)	—	(.09)	13.60	(30.21)%	4.12%	4.12%	1.65%×	(1.12)%	2,851%	10,625
December 31, 2007	21.55	.70	(1.67)	(.97)	(1.00)	—	(1.00)	19.58	(4.51)%	3.83%	3.83%	1.63%×	3.17%	1,123%	17,611
December 31, 2006	20.80	.69	.97	1.66	(.91)	—	(.91)	21.55	8.11%	5.12%	5.12%	1.63%×	3.08%	597%	29,246
December 31, 2005	21.95	(.07)	(1.08)	(1.15)	—	—	—	20.80	(5.24)%	5.11%	5.11%	1.63%×	(0.33)%	589%	29,671

  *  Since the commencement of operations March 27, 2008—International Opportunity Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating Expenses exclude interest expense from securities sold short.

248

											RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains		Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses×	Net Investment Income (Loss)		Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Alternative Strategies Allocation Fund
December 31, 2009	$19.92	$.07	$.10	$.17	$—	$—		$—	$20.09	0.85%	0.00%	0.00%	0.00%	0.38%		149%	$5,121
December 31, 2008*	25.00	.38	(5.02)	(4.64)	(.39 )▲	(.05	)▲	(.44)	19.92	(18.55)%	0.00%**	0.00%**	0.00%**	2.47	%**	33%	3,138
Managed Futures Strategy Fund
December 31, 2009■	24.10	(.49)	(.42)	(.91)	—	—		—	23.19	(3.78)%	2.32%	2.20%	2.20%	(2.08)%		—	28,633
December 31, 2008*	25.00	(.08)	(.82)	(.90)	—	—		—	24.10	(3.60)%	2.21%**	2.21%**	2.21%**	(2.09	)%**	—	6,413
Multi-Hedge Strategies Fund
December 31, 2009■	20.97	(.19)	(.50)	(.69)	(.22)	—		(.22)	20.06	(3.28)%	1.87%	1.84%	1.15%	(0.95)%		1,074%	25,563
December 31, 2008	25.95	.16	(5.02)	(4.86)	(.12)	—		(.12)	20.97	(18.72)%	1.81%	1.81%	1.15%	0.67%		1,447%	33,022
December 31, 2007	26.20	.74	.27	1.01	(1.00)	(.26)		(1.26)	25.95	3.84%	1.69%	1.69%	1.17%	2.72%		421%	31,437
December 31, 2006	25.20	.80	.87	1.67	(.30)	(.37)		(.67)	26.20	6.64%	1.70%	1.70%	1.16%	3.08%		309%	22,557
December 31, 2005*	25.00	.05	.15	.20	—	—		—	25.20	0.80%	1.45%**	1.45%**	1.20%**	2.28	%**	19%	3,323
U.S. Government Money Market Fund
December 31, 2009	1.00	— §	—	— §	(— )§	(—	)§	(— )§	1.00	0.06%	1.28%	0.54%	0.54%	0.02%		—	231,451
December 31, 2008	1.00	.01	—	.01	(.01)	—		(.01)	1.00	1.14%	1.22%	1.22%	1.22%	1.09%		—	360,946
December 31, 2007	1.00	.04	—	.04	(.04)	—		(.04)	1.00	3.90%	1.19%	1.19%	1.19%	3.80%		—	277,346
December 31, 2006	1.00	.04	—	.04	(.04)	—		(.04)	1.00	3.82%	1.19%	1.19%	1.19%	3.78%		—	208,148
December 31, 2005	1.00	.02	—	.02	(.02)	—		(.02)	1.00	2.00%	1.17%	1.17%	1.17%	1.96%		—	185,365

  *  Since the commencement of operations:
May 1, 2008—Alternative Strategies Allocation Fund;
November 29, 2005—Multi-Hedge Strategies Fund;
November 7, 2008—Managed Futures Strategy Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating expenses exclude short dividends expense.

  ■  Consolidated.

  ▲  For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

  §  Less than $.01 per share.

PROSPECTUS
249

												RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income		Distributions from Net Realized Gains	Total Distributions		NET ASSET VALUE, END OF PERIOD	Total Investment Return†††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
All-Asset Moderate Strategy Fund
December 31, 2009	$20.78	$.26	$2.19	$2.45	$	(— )§	$—	$	(— )§	$23.23	11.79%	0.00%	1.25%	256%	$18,676
December 31, 2008	25.96	.47	(5.04)	(4.57)		(.44)	(.17)		(.61)	20.78	(17.58)%	0.00%	1.99%	232%	19,841
December 31, 2007	25.01	.36	1.27	1.63		(.22)	(.46)		(.68)	25.96	6.56%	0.01%	1.36%	269%	14,285
December 31, 2006*	25.00	1.35	(.61)	.74		(.72)	(.01)		(.73)	25.01	2.98%	—	28.35%**	20%	3,508
All-Asset Aggressive Strategy Fund
December 31, 2009	18.17	.11	3.23	3.34		(— )§	—		(— )§	21.51	18.38%	0.00%	0.56%	307%	7,974
December 31, 2008	25.21	.25	(6.57)	(6.32)		(.24)	(.48)		(.72)	18.17	(25.04)%	0.00%	1.11%	308%	6,636
December 31, 2007	24.48	.29	1.32	1.61		(.17)	(.71)		(.88)	25.21	6.64%	0.01%	1.12%	300%	6,874
December 31, 2006*	25.00	1.85	(1.10)	.75		(1.24)	(.03)		(1.27)	24.48	3.02%	—	39.87%**	34%	542
All-Asset Conservative Strategy Fund
December 31, 2009	21.73	0.40	0.70	1.10		(— )§	—		(— )§	22.83	5.06%	0.00%	1.86%	291%	8,171
December 31, 2008	25.68	.89	(3.67)	(2.78)		(.91)	(.26)		(1.17)	21.73	(10.83)%	0.01%	3.72%	314%	11,022
December 31, 2007	25.09	.61	1.00	1.61		(.33)	(.69)		(1.02)	25.68	6.45%	0.03%	2.33%	395%	5,439
December 31, 2006*	25.00	.45	(.02)	.43		(.33)	(.01)		(0.34)	25.09	1.71%	—	9.77%**	18%	432

  *  Since the commencement of operations: October 27, 2006.

  **  Income ratios for the year ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance, and are annualized.

  †  Calculated using the average daily shares outstanding.

  ††  Does not include expenses of the underlying funds in which the Funds invest.

  †††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

  §  Less than $.01 per share.

250

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The S&P 500 2x Strategy, Inverse S&P 500 Strategy, Mid-Cap 1.5x Strategy, Inverse Mid-Cap Strategy, Nova, S&P 500 Pure Growth, S&P 500 Pure Value, S&P MidCap 400 Pure Growth, S&P MidCap 400 Pure Value, S&P SmallCap 600 Pure Growth, S&P SmallCap 600 Pure Value, Commodities Strategy, and Managed Futures Strategy Funds (the "Rydex|SGI S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), Citigroup Global Markets, Inc. ("Citigroup") or Alpha Financial Technologies, Inc. ("AFT"), the owner of the S&P DTI. S&P, Citigroup and AFT make no representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Funds particularly or the ability of the S&P 500® Index, S&P MidCap 400® Index, S&P 500 Pure Growth Index, S&P 500 Pure Value Index, S&P MidCap 400 Pure Growth Index, S&P MidCap 400 Pure Value Index, S&P SmallCap 600 Pure Growth Index, S&P SmallCap 600 Pure Value Index, S&P GSCITM Commodity Index, and S&P DTI (the "S&P Indices") to track general stock market performance or provide a basis for superior investment performance. S&P's, Citigroup's and AFT's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Funds. S&P, Citigroup and AFT have no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P, Citigroup and AFT are not responsible for and have not participated in the determination of the prices and amount of the Rydex|SGI S&P Funds or the timing of the issuance or sale of the Rydex|SGI S&P Funds or in the determination or calculation of the equation by which the Rydex|SGI S&P Funds are to be converted into cash. S&P, Citigroup and AFT have no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Funds.

S&P, Citigroup and AFT do not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P, Citigroup and AFT shall have no liability for any errors, omissions, or interruptions therein. S&P, Citigroup and AFT make no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein. S&P, Citigroup and AFT make no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P, Citigroup or AFT have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's®," S&P®," "S&P 500®," "Standard & Poor's 500," "500," "Standard & Poor's MidCap 400," "S&P MidCap 400," Standard & Poor's SmallCap," "S&P SmallCap 600," "S&P 500 Pure Value," "S&P 500 Pure Growth," "S&P MidCap 400 Pure Value," "S&P MidCap 400 Pure Growth," "S&P SmallCap 600 Pure Value," and "S&P SmallCap 600 Pure Growth" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc.

DOW JONES

Dow Jones has no relationship to PADCO Advisors II, Inc., other than the licensing of the Dow Jones Industrial AverageSM (DIE) Index (the "Dow Jones Index") and the related trademarks for use in connection with the Dow 2x Strategy Fund and Inverse Dow 2x Strategy Fund (the "Rydex Dow Jones Funds"). "Dow Jones," "Dow Jones Industrial AverageSM," and "DIAS," are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•  Sponsor, endorse, sell or promote the Rydex|SGI Dow Jones Funds.

•  Recommend that any person invest in the Rydex|SGI Dow Jones Funds or any other securities.

•  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Rydex|SGI Dow Jones Funds.

•  Have any responsibility or liability for the administration, management or marketing of the Rydex|SGI Dow Jones Funds.

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251

•  Consider the needs of the Dow Jones Funds or the owners of the Rydex|SGI Dow Jones Funds in determining, composing or calculating the relevant index or have any obligation to do so.

Dow Jones will not have any liability in connection with the Rydex|SGI Dow Jones Funds. Specifically:

•  Dow Jones does not make any warranty, expressed or implied, and Dow Jones disclaims any warranty about:

•  The results to be obtained by the Rydex|SGI Dow Jones Funds, the owner of the Rydex|SGI Dow Jones Funds, or any other person in connection with the use of the Dow Jones Indices and the data included in the Dow Jones Indices;

•  The accuracy or completeness of the Dow Jones Indices and their data;

•  The merchantability and the fitness for a particular purpose or use of the Dow Jones Indices and their data;

•  Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Jones Indices or their data;

•  Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if STOXX or Dow Jones knows that they might occur.

The licensing agreement between PADCO Advisors II, Inc. and Dow Jones is solely for their benefit and not for the benefit of the owners of the Rydex Dow Jones Funds or any other third parties.

STOXX

STOXX and its licensors (the "Licensors") have no relationship to the PADCO Advisors II, Inc., other than the licensing of the STOXX 50 Index and the related trademarks for use in connection with the Europe 1.25x Strategy Fund.

STOXX and its Licensors do not:

•  Sponsor, endorse, sell or promote the Europe 1.25x Strategy Fund.

•  Recommend that any person invest in the Europe 1.25x Strategy Fund or any other securities.

•  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Europe 1.25x Strategy Fund.

•  Have any responsibility or liability for the administration, management or marketing of the Europe 1.25x Strategy Fund.

•  Consider the needs of the Europe 1.25x Strategy Fund or the owners of the Europe 1.25x Strategy Fund in determining, composing or calculating the STOXX 50 Index or have any obligation to do so.

STOXX and its Licensors will not have any liability in connection with the Europe 1.25x Strategy Fund. Specifically,

•  STOXX and its Licensors do not make any warranty, express or implied and disclaim any and all warranty about:

•  The results to be obtained by the Europe 1.25x Strategy Fund, the owner of the Europe 1.25x Strategy Fund or any other person in connection with the use of the STOXX 50 Index and the data included in the STOXX 50 Index;

•  The accuracy or completeness of the STOXX 50 Index and its data;

•  The merchantability and the fitness for a particular purpose or use of the STOXX 50 Index and its data;

•  STOXX and its Licensors will have no liability for any errors, omissions or interruptions in the STOXX 50 Index or its data;

252

•  Under no circumstances will STOXX or its Licensors be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if STOXX or its Licensors knows that they might occur.

The licensing agreement between the PADCO Advisors II, Inc. and STOXX is solely for their benefit and not for the benefit of the owners of the Europe 1.25x Strategy Fund or any other third parties.

NASDAQ OX GROUP, INC.

The NASDAQ-100® 2x Strategy, Inverse NASDAQ-100® Strategy, and NASDAQ-100® Funds (the "Rydex|SGI NASDAQ Funds") are not sponsored, endorsed, sold or promoted by The NASDAQ OX Group, Inc. or its affiliates (NASDAQ OX, with its affiliates, are referred to as the "Corporations").The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Funds. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Funds particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Rydex|SGI Investments ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100®, NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by the Corporations without regard to Licensee or the Rydex|SGI NASDAQ Funds. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Funds into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Funds to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

NIKKEI INC.

Nikkei Inc. (the "Index Publisher") does not sponsor, endorse, sell or promote any Rydex|SGI Fund and makes no representation or warranty, implied or express, to the investors in the Japan 2x Strategy Fund, or any members of the public, regarding:

•  The advisability of investing in index funds;

•  The ability of any index to track stock market performance;

•  The accuracy and/or the completeness of the aforementioned index or any data included therein;

•  The results to be obtained by the Japan 2x Strategy Fund, the investors in the Japan 2x Strategy Fund, or any person or entity from the use of the index or data included therein; and

•  The merchantability or fitness for a particular purpose for use with respect to the index or any data included therein.

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253

Further, the Index Publisher does not:

•  Recommend that any person invest in the Japan 2x Strategy Fund or any other securities;

•  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Japan 2x Strategy Fund;

•  Have any responsibility or liability for the administration, management or marketing of the Japan 2x Strategy Fund;

•  Consider the needs of the Japan 2x Strategy Fund or the investors in the Japan 2x Strategy Fund in determining, composing or calculating the index or has any obligation to do so;

•  Have any liability in connection with the Japan 2x Strategy Fund or for any errors, omissions or interruptions in connection with the index or the related data;

•  Have any liability for any lost profits or indirect punitive, special or consequential damages or losses, even if Nikkei Inc. knows that they might occur.

FRANK RUSSELL COMPANY

The Russell 2000® 2x Strategy, Inverse Russell 2000® Strategy and Russell 2000® 1.5x Strategy Funds (the "Rydex|SGI Russell Funds") are not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company ("Russell"). Russell is not responsible for and has not reviewed the Russell Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index (the "Russell Index") which is a trademark/service mark of Russell. Russell has no obligation to take the needs of any of the Rydex|SGI Russell Funds or their participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell's publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.

Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.

Russell® is a trademark of the Frank Russell Company.

ICE FUTURES U.S., INC.

The Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds (the "Products") are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. ("ICE Futures"). ICE Futures makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the U.S. Dollar Index® to track market performance of either Product. ICE Futures' only relationship to PADCO Advisors II, Inc. ("Licensee") is the licensing of certain names and marks and of the U.S. Dollar Index®, which is determined, composed and calculated without regard to the Licensee or the Products. ICE Futures has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the U.S. Dollar Index®. ICE Futures is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of interests in the Products. ICE Futures has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Products.

254

Ice Futures does not guarantee the accuracy and/or the completeness of the U.S. Dollar Index® or any data included therein. Ice Futures makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Products, or any other person or entity from the use of the U.S. Dollar Index® or any data included therein in connection with the rights licensed hereunder, in connection with the purchase, sale or trading of any Product, or for any other use. Ice Futures makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Dollar Index® or any data included therein. Without limiting any of the foregoing, in no event shall Ice Futures have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

More information about the Index Publishers is located in the SAI.

PROSPECTUS
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ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

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9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTSB-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Target Beta: Domestic Equity – Broad Market Fund

NASDAQ-100®

Opportunistic Fund

All-Cap Opportunity

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

DOMESTIC EQUITY FUND

NASDAQ-100® Fund	1

OPPORTUNISTIC FUND

All-Cap Opportunity Fund	5

PURCHASE AND SALE OF FUND SHARES	9

TAX INFORMATION	9

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	9

MANAGEMENT OF THE FUNDS	14

SHAREHOLDER INFORMATION	15

PURCHASING AND REDEEMING SHARES	16

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	16

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	17

FINANCIAL HIGHLIGHTS	18

INDEX PUBLISHER INFORMATION	20

ADDITIONAL INFORMATION	21

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NASDAQ-100® FUND

INVESTMENT OBJECTIVE – The NASDAQ-100® Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund's current benchmark is the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the NASDAQ-100® Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is

PROSPECTUS
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concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

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NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2001)	34.30%	(quarter ended 09/30/2001)	-37.14%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
NASDAQ-100® Fund	52.00%	2.16%	-8.02%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-6.35%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
3

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 9 of this prospectus.

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ALL-CAP OPPORTUNITY FUND

INVESTMENT OBJECTIVE – The All-Cap Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 379% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Cap Opportunity Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. The Advisor, using a quantitative methodology, ranks approximately 60 different industries based on several measures of momentum including price momentum. The Fund then invests in the common stock of the top-ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts, but may also invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries that the Fund is seeking exposure to. The Fund may also enter into short sales. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund is not designed for active investors and is intended for long-term investors only.

PROSPECTUS
5

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Cap Opportunity Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities

6

sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	15.96%	(quarter ended 12/31/2008)	-22.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2002)
All-Cap Opportunity Fund	27.29%	3.24%	3.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.36%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

PROSPECTUS
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•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 9 of this prospectus.

8

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

DOMESTIC EQUITY FUND – NASDAQ-100® Fund

OPPORTUNISTIC FUND – All-Cap Opportunity Fund

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

NASDAQ-100® Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund's underlying index. When the value of the Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. Each Domestic Equity Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

NASDAQ-100® Fund. In managing the Fund, the Advisor uses a "passive" investment strategy to manage the Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Fund is to match or correlate with the performance of the Fund's underlying index as closely as possible. The Advisor uses quantitative analysis techniques to structure the Fund to obtain the highest correlation to its underlying index. The Advisor monitors the Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

All-Cap Opportunity Fund. Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry

PROSPECTUS
9

buy lists. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries or sectors in order to take advantage of volatility in the top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. As discussed above, the Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to each Fund. Please consult the Fund Summary sections to determine which risks are applicable to each Fund.

ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

COUNTERPARTY CREDIT RISK – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of

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the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

•  The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•  Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign

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issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

INDUSTRY CONCENTRATION RISK – The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the All-Cap Opportunity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy, may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in

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the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

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In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
NASDAQ-100® FUND	0.75%
ALL-CAP OPPORTUNITY FUND	0.90%

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the

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NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

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The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the NASDAQ-100® Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund's Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Fund come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

Unlike most other Rydex|SGI Funds, the All-Cap Opportunity Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the

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Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Fund is sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Fund expects that all shares of the Fund will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Fund's ability to prevent frequent trading of the Fund will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
NASDAQ-100® Fund
December 31, 2009	$10.50	$(.12)	$5.58	$5.46	$—	$—	$—	$15.96	52.00%	1.59%	(0.94)%	59%	$57,542
December 31, 2008	18.12	(.09)	(7.51)	(7.60)	(.02)	—	(.02)	10.50	(41.91)%	1.55%	(0.62)%	107%	32,986
December 31, 2007	15.39	.03	2.71	2.74	(.01)	—	(.01)	18.12	17.82%	1.51%	0.18%	110%	82,492
December 31, 2006	14.55	(.07)	.91	.84	—	—	—	15.39	5.77%	1.49%	(0.50)%	152%	72,871
December 31, 2005	14.39	(.09)	.25	.16	—	—	—	14.55	1.11%	1.50%	(0.68)%	294%	102,487

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

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										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
All-Cap Opportunity Fund
December 31, 2009	$9.05	$(0.03)	$2.50	$2.47	$(0.01)	$—	$(0.01)	$11.51	27.29%	1.71%	1.71%	1.71%	(0.33)%	379%	$68,347
December 31, 2008	15.33	.01	(6.25)	(6.24)	—	(.04)	(.04)	9.05	(40.73)%	1.67%	1.67%	1.67%	0.05%	463%	72,439
December 31, 2007	13.47	(.02)	3.10	3.08	—	(1.22)	(1.22)	15.33	22.75%	1.61%	1.61%	1.61%	(0.15)%	277%	130,166
December 31, 2006	12.68	(.02)	1.48	1.46	—	(.67)	(.67)	13.47	11.47%	1.64%	1.64%	1.64%	(0.16)%	353%	87,673
December 31, 2005	11.16	(.02)	1.54	1.52	—	—	—	12.68	13.62%	1.70%	1.70%	1.70%	(0.20)%	281%	61,834

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

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INDEX PUBLISHER INFORMATION

NASDAQ OX GROUP, INC.

The NASDAQ-100® Fund (the "Rydex|SGI NASDAQ Fund") is not sponsored, endorsed, sold or promoted by The NASDAQ OX Group, Inc. or its affiliates (NASDAQ OX, with its affiliates, are referred to as the "Corporations").The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Fund. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Fund or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Fund particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Rydex|SGI Investments ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100®, NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by the Corporations without regard to Licensee or the Rydex|SGI NASDAQ Fund. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Fund into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Fund to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

More information about the Index Publisher is located in the SAI.

20

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

PROSPECTUS
21

9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTAS--1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Target Beta: Domestic Equity – Broad Market Funds

Dow 2x Strategy

NASDAQ-100® 2x Strategy

S&P 500 2x Strategy

Inverse Dow 2x Strategy

Inverse Mid-Cap Strategy

Inverse NASDAQ-100® Strategy

Inverse Russell 2000® Strategy

Inverse S&P 500 Strategy

Mid-Cap 1.5x Strategy

Nova

NASDAQ-100®

Russell 2000® 1.5x Strategy

Target Beta: Domestic Equity – Style Funds

S&P 500 Pure Growth

S&P 500 Pure Value

S&P Midcap 400 Pure Growth

S&P Midcap 400 Pure Value

S&P Smallcap 600 Pure Growth

S&P Smallcap 600 Pure Value

Target Beta: Sector Funds

Banking

Basic Materials

Biotechnology

Consumer Products

Electronics

Energy

Energy Services

Financial Services

Health Care

Internet

Leisure

Precious Metals

Retailing

Technology

Telecommunications

Transportation

Utilities

Target Beta: International Equity Funds

Europe 1.25x Strategy

Japan 2x Strategy

Target Beta: Specialty Funds

Commodities Strategy

Strengthening Dollar 2x Strategy

Weakening Dollar 2x Strategy

Real Estate

Opportunistic Funds

All-Cap Opportunity

International Opportunity

Target Beta: Fixed Income Funds

Government Long Bond 1.2x Strategy

Inverse Government Long Bond Strategy

Alternatives Funds

Alternative Strategies Allocation

Managed Futures Strategy

Multi-Hedge Strategies

Asset Allocation Funds

All-Asset Conservative Strategy

(Formerly, Essential Portfolio Aggressive)

All-Asset Moderate Strategy

(Formerly, Essential Portfolio Moderate)

All-Asset Aggressive Strategy

(Formerly, Essential Portfolio Conservative)

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Important Information About the Fund (if applicable), Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Investment Sub-Adviser (if applicable), Portfolio Managers, Purchase & Sale Information, and Tax Information)

DOMESTIC EQUITY FUNDS

Dow 2x Strategy Fund	1

NASDAQ-100® 2x Strategy Fund	5

S&P 500 2x Strategy Fund	9

Inverse Dow 2x Strategy Fund	13

Inverse Mid-Cap Strategy Fund	17

Inverse NASDAQ-100® Strategy Fund	21

Inverse Russell 2000® Strategy Fund	25

Inverse S&P 500 Strategy Fund	29

Mid-Cap 1.5x Strategy Fund	33

Nova Fund	37

NASDAQ-100® Fund	41

Russell 2000® 1.5x Strategy Fund	45

S&P 500 Pure Growth Fund	49

S&P 500 Pure Value Fund	52

S&P MidCap 400 Pure Growth Fund	55

S&P MidCap 400 Pure Value Fund	58

S&P SmallCap 600 Pure Growth Fund	61

S&P SmallCap 600 Pure Value Fund	64

SECTOR FUNDS

Banking Fund	67

Basic Materials Fund	70

Biotechnology Fund	73

Consumer Products Fund	76

Electronics Fund	79

Energy Fund	82

Energy Services Fund	85

Financial Services Fund	88

Health Care Fund	91

Internet Fund	94

Leisure Fund	97

Precious Metals Fund	100

Retailing Fund	103

Technology Fund	106

Telecommunications Fund	109

Transportation Fund	112

Utilities Fund	115

INTERNATIONAL EQUITY FUNDS

Europe 1.25x Strategy Fund	118

Japan 2x Strategy Fund	122

SPECIALTY FUNDS

Commodities Strategy Fund	127

Strengthening Dollar 2x Strategy Fund	131

Weakening Dollar 2x Strategy Fund	135

Real Estate Fund	139

ii

OPPORTUNISTIC FUNDS

All-Cap Opportunity Fund	142

International Opportunity Fund	146

FIXED INCOME FUNDS

Government Long Bond 1.2x Strategy Fund	149

Inverse Government Long Bond Strategy Fund	153

ALTERNATIVES FUNDS

Alternative Strategies Allocation Fund	157

Managed Futures Strategy Fund	163

Multi-Hedge Strategies Fund	168

ASSET ALLOCATION FUNDS

All-Asset Conservative Strategy Fund	173

All-Asset Moderate Strategy Fund	180

All-Asset Aggressive Strategy Fund	187

PURCHASE AND SALE OF FUND SHARES	194

TAX INFORMATION	194

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	194

FUND BENCHMARKS	223

MANAGEMENT OF THE FUNDS	224

SHAREHOLDER INFORMATION	227

PURCHASING AND REDEEMING SHARES	228

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	229

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	229

FINANCIAL HIGHLIGHTS	231

INDEX PUBLISHERS INFORMATION	245

ADDITIONAL INFORMATION	250

PROSPECTUS
iii

DOW 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Dow 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Dow 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Dow Jones Industrial AverageSM (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the

PROSPECTUS
1

most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Dow 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Dow 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The Dow Jones Industrial AverageSM is a price-weighted index of 30 "blue-chip" U.S. stocks, which generally represent large-capitalization companies with a capitalization range of $15.7 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may purchase common stock of companies that are generally within the capitalization range of the Dow Jones Industrial AverageSM. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Dow 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

2

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	32.49%	(quarter ended 12/31/2008)	-40.44%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Dow 2x Strategy Fund	36.90%	-6.58%	-4.44%
Dow Jones Industrial AverageSM (reflects no deduction for fees, expenses or taxes)	22.68%	1.94%	2.78%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
3

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

4

NASDAQ-100® 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The NASDAQ-100® 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The NASDAQ-100® 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the

PROSPECTUS
5

most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. Under normal circumstances, the NASDAQ-100® 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The NASDAQ Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may purchase common stock of companies that are generally within the capitalization range of the NASDAQ-100 Index®. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

6

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
7

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	40.93%	(quarter ended 06/30/2002)	-50.46%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
NASDAQ-100® 2x Strategy Fund	117.80%	-4.90%	-2.09%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	6.40%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

8

S&P 500 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The S&P 500 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The S&P 500 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500 Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the

PROSPECTUS
9

most recent fiscal year, the Fund's portfolio turnover rate was 204% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P 500 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the S&P 500 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may purchase common stock of companies that are generally within the capitalization range of the S&P 500® Index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P 500 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

10

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	33.10%	(quarter ended 12/31/2008)	-46.62%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
S&P 500 2x Strategy Fund	46.40%	-9.62%	-4.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.83%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
11

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

12

INVERSE DOW 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Dow 2x Strategy Fund is very different from most other mutual funds in that it seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged and inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged inverse returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Dow 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial AverageSM (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.74%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$177	$548	$944	$2,052

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs

PROSPECTUS
13

and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Inverse Dow 2x Strategy Fund employs as its investment strategy a program of engaging in short sales of securities generally included in the underlying index and investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Inverse Dow 2x Strategy Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The Dow Jones Industrial AverageSM is a price-weighted index of 30 "blue-chip" U.S. stocks, which generally represent large-capitalization companies with a capitalization range of $15.7 billion to $324 billion as of December 31, 2009. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Dow 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

14

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	22.60%	(quarter ended 09/30/2009)	-27.17%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Inverse Dow 2x Strategy Fund	-44.65%	-8.42%	-9.44%
Dow Jones Industrial AverageSM (reflects no deduction for fees, expenses or taxes)	22.68%	1.94%	2.78%

PROSPECTUS
15

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

16

INVERSE MID-CAP STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Mid-Cap Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Mid-Cap Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS
17

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse Mid-Cap Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The S&P MidCap 400® Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. The Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with a capitalization range of $294 million to $7.75 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Mid-Cap Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may outperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

18

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	18.13%	(quarter ended 06/30/2009)	-18.32%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Inverse Mid-Cap Strategy Fund	-35.28%	-5.51%	-6.99%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	37.38%	3.27%	5.22%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
19

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

20

INVERSE NASDAQ-100® STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse NASDAQ-100® Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse NASDAQ-100® Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS
21

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse NASDAQ-100® Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The NASDAQ Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. The Fund may also invest in American Depositary Receipts to gain inverse exposure to international companies included in the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse NASDAQ-100® Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

22

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
23

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2002)	32.20%	(quarter ended 12/31/2002)	-18.97%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/21/2001)
Inverse NASDAQ-100® Strategy Fund	-40.05%	-4.71%	-4.30%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-0.76%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

24

INVERSE RUSSELL 2000® STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Russell 2000® Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Russell 2000® Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.83%
Total Annual Fund Operating Expenses	1.73%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$176	$545	$939	$2,041

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS
25

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse Russell 2000® Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Russell 2000® Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

26

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	16.65%	(quarter ended 06/30/2009)	-21.10%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Inverse Russell 2000® Strategy Fund	-32.86%	-5.52%	-7.45%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.54%	3.18%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
27

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

28

INVERSE S&P 500 STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse S&P 500 Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse S&P 500 Strategy Fund seeks to provide investments results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.72%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$175	$542	$933	$2,030

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS
29

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse S&P 500 Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse S&P 500 Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

30

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2002)	17.71%	(quarter ended 06/30/2009)	-15.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Inverse S&P 500 Strategy Fund	-27.55%	-1.36%	0.38%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
31

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

32

MID-CAP 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Mid-Cap 1.5x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Mid-Cap 1.5x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund's current benchmark is the S&P MidCap 400® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the

PROSPECTUS
33

most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Mid-Cap 1.5x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies included in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P MidCap 400® Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. The Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with a capitalization range of $294 million to $7.75 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the MidCap 1.5x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

34

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	30.00%	(quarter ended 12/31/2008)	-39.37%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Mid-Cap 1.5x Strategy Fund	52.40%	-2.12%	5.87%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	37.38%	3.27%	8.13%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
35

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

36

NOVA FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Nova Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the

PROSPECTUS
37

most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Nova Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the Fund's benchmark. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Nova Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

38

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	23.90%	(quarter ended 12/31/2008)	-34.94%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Nova Fund	35.51%	-5.00%	-7.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
39

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

40

NASDAQ-100® FUND

INVESTMENT OBJECTIVE – The NASDAQ-100® Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund's current benchmark is the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the NASDAQ-100® Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is

PROSPECTUS
41

concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

42

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2001)	34.30%	(quarter ended 09/30/2001)	-37.14%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
NASDAQ-100® Fund	52.00%	2.16%	-8.02%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-6.35%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
43

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

44

RUSSELL 2000® 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Russell 2000® 1.5x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Russell 2000® 1.5x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund's current benchmark is the Russell 2000® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.74%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$177	$548	$944	$2,052

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS
45

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 376% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Russell 2000® 1.5x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Russell 2000® 1.5x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

46

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	34.94%	(quarter ended 12/31/2008)	-39.76%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Russell 2000® 1.5x Strategy Fund	33.31%	-5.36%	3.23%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.54%	7.07%

PROSPECTUS
47

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

48

S&P 500 PURE GROWTH FUND

INVESTMENT OBJECTIVE – The S&P 500 Pure Growth Fund seeks to provide investment results that match the performance of a benchmark for large-cap growth securities. The Fund's current benchmark is the S&P 500 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 497% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P 500 Pure Growth Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P 500 Pure Growth Index is narrow in focus, containing only those S&P 500 companies with strong growth characteristics. As of December 31, 2009, the S&P 500 Pure Growth Index included companies with a capitalization range of $2.2 billion to $271 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
49

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P 500 Pure Growth Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK – Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart

50

and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	21.26%	(quarter ended 12/31/2008)	-24.90%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P 500 Pure Growth Fund	47.24%	-0.06%	0.69%
S&P 500 Pure Growth Index (reflects no deduction for fees, expenses or taxes)	50.92%	2.51%	4.04%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
51

S&P 500 PURE VALUE FUND

INVESTMENT OBJECTIVE – The S&P 500 Pure Value Fund seeks to provide investment results that match the performance of a benchmark for large-cap value securities. The Fund's current benchmark is the S&P 500 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.54%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$157	$486	$839	$1,834

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 421% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P 500 Pure Value Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P 500 Pure Value Index is narrow in focus, containing only those S&P 500 companies with strong value characteristics. As of December 31, 2009, the S&P 500 Pure Value Index included companies with a capitalization range of $1.13 billion to $155 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that

52

industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P 500 Pure Value Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK – Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart

PROSPECTUS
53

and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	43.57%	(quarter ended 12/31/2008)	-31.08%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P 500 Pure Value Fund	51.22%	-2.06%	0.24%
S&P 500 Pure Value Index (reflects no deduction for fees, expenses or taxes)	55.14%	0.99%	4.03%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

54

S&P MIDCAP 400 PURE GROWTH FUND

INVESTMENT OBJECTIVE – The S&P MidCap 400 Pure Growth Fund seeks to provide investment results that match the performance of a benchmark for mid-cap growth securities. The Fund's current benchmark is the S&P MidCap 400 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 244% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P MidCap 400 Pure Growth Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P MidCap 400 Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 companies with strong growth characteristics. As of December 31, 2009, the S&P MidCap 400 Pure Growth Index included companies with a capitalization range of $884 million to $6.7 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
55

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P MidCap 400 Pure Growth Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK – Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different

56

periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	26.33%	(quarter ended 12/31/2008)	-25.46%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P MidCap 400 Pure Growth Fund	56.82%	4.54%	5.51%
S&P MidCap 400 Pure Growth Index (reflects no deduction for fees, expenses or taxes)	60.37%	6.16%	7.91%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
57

S&P MIDCAP 400 PURE VALUE FUND

INVESTMENT OBJECTIVE – The S&P MidCap 400 Pure Value Fund seeks to provide investment results that match the performance of a benchmark for mid-cap value securities. The Fund's current benchmark is the S&P MidCap 400 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.54%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$157	$486	$839	$1,834

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 321% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P MidCap 400 Pure Value Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P MidCap 400 Pure Value Index is narrow in focus, containing only those S&P MidCap 400 companies with strong value characteristics. As of December 31, 2009, the S&P MidCap 400 Pure Value Index included companies with a capitalization range of $293 million to $4.7 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

58

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P MidCap 400 Pure Value Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK – Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart

PROSPECTUS
59

and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	38.28%	(quarter ended 12/31/2008)	-34.70%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P MidCap 400 Pure Value Fund	55.22%	1.10%	3.52%
S&P MidCap 400 Pure Value Index (reflects no deduction for fees, expenses or taxes)	59.02%	2.71%	5.24%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

60

S&P SMALLCAP 600 PURE GROWTH FUND

INVESTMENT OBJECTIVE – The S&P SmallCap 600 Pure Growth Fund seeks to provide investment results that match the performance of a benchmark for small-cap growth securities. The Fund's current benchmark is the S&P SmallCap 600 Pure Growth Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.56%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$159	$493	$850	$1,856

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 633% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P SmallCap 600 Pure Growth Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P SmallCap 600 Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong growth characteristics. As of December 31, 2009, the S&P SmallCap 600 Pure Growth Index included companies with a capitalization range of $142 million to $2.8 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
61

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P SmallCap 600 Pure Growth Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

GROWTH STOCKS RISK – Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different

62

periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	28.68%	(quarter ended 12/31/2008)	-26.80%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P SmallCap 600 Pure Growth Fund	33.97%	0.11%	2.73%
S&P SmallCap 600 Pure Growth Index (reflects no deduction for fees, expenses or taxes)	37.67%	1.97%	5.13%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
63

S&P SMALLCAP 600 PURE VALUE FUND

INVESTMENT OBJECTIVE – The S&P SmallCap 600 Pure Value Fund seeks to provide investment results that match the performance of a benchmark for small-cap value securities. The Fund's current benchmark is the S&P SmallCap 600 Pure Value Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 380% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P SmallCap 600 Pure Value Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The S&P SmallCap 600 Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong value characteristics. As of December 31, 2009, the S&P SmallCap 600 Pure Value Index included companies with a capitalization range of $58 million to $1.8 billion. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

64

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P SmallCap 600 Pure Value Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK – Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart

PROSPECTUS
65

and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	72.14%	(quarter ended 12/31/2008)	-37.76%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
S&P SmallCap 600 Pure Value Fund	62.33%	-2.04%	1.11%
S&P SmallCap 600 Pure Value Index (reflects no deduction for fees, expenses or taxes)	63.53%	0.85%	4.05%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

66

BANKING FUND

INVESTMENT OBJECTIVE – The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.66%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 731% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Banking Fund invests substantially all (at least 80%) of its net assets in equity securities of Banking Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Banking Companies that have small to mid-sized capitalizations. Banking Companies are engaged in accepting deposits and making commercial and consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Banking Companies and U.S. Government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the banking sector and therefore may be concentrated in an industry or group of industries within the banking sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
67

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Banking Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BANKING SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the banking sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Banking Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

68

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	20.09%	(quarter ended 3/31/2009)	-31.79%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Banking Fund	-3.43%	-14.83%	-4.39%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
69

BASIC MATERIALS FUND

INVESTMENT OBJECTIVE – The Basic Materials Fund seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 377% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Basic Materials Fund invests substantially all (at least 80%) of its net assets in equity securities of Basic Materials Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Basic Materials Companies that have small to mid-sized capitalizations. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production and transportation of metals, textiles, and wood products. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Basic Materials Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the basic materials sector and therefore may be concentrated in an industry or group of industries within the basic materials sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

70

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Basic Materials Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BASIC MATERIALS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the basic materials sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
71

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2003)	22.09%	(quarter ended 09/30/2008)	-29.73%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Basic Materials Fund	55.46%	7.67%	7.96%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

72

BIOTECHNOLOGY FUND

INVESTMENT OBJECTIVE – The Biotechnology Fund seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.83%
Total Annual Fund Operating Expenses	1.68%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$171	$530	$913	$1,987

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 388% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Biotechnology Fund invests substantially all (at least 80%) of its net assets in equity securities of Biotechnology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Biotechnology Companies that have small to mid-sized capitalizations. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Biotechnology Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the biotechnology sector and therefore may be concentrated in an industry or group of industries within the biotechnology sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
73

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Biotechnology Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BIOTECHNOLOGY SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

74

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	26.15%	(quarter ended 06/30/2002)	-32.74%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Biotechnology Fund	18.34%	3.12%	-1.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
75

CONSUMER PRODUCTS FUND

INVESTMENT OBJECTIVE – The Consumer Products Fund seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.66%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 259% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Consumer Products Fund invests substantially all (at least 80%) of its net assets in equity securities of Consumer Products Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Consumer Products Companies that have small to mid-sized capitalizations. Consumer Products Companies include companies that manufacture wholesale or retail food, staple retail products and non-durable goods such as beverages, tobacco, household and personal care products. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Consumer Products Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the consumer products sector and therefore may be concentrated in an industry or group of industries within the consumer products sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

76

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Consumer Products Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the consumer products sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Consumer Products Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
77

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	15.29%	(quarter ended 12/31/2008)	-14.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/29/2001)
Consumer Products Fund	19.12%	3.46%	5.61%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.41%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

78

ELECTRONICS FUND

INVESTMENT OBJECTIVE – The Electronics Fund seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 445% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Electronics Fund invests substantially all (at least 80%) of its net assets in equity securities of Electronics Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Electronics Companies that have small to mid-sized capitalizations. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Electronics Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the electronics sector and therefore may be concentrated in an industry or group of industries within the electronics sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
79

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Electronics Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ELECTRONICS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the electronics sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

80

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	26.45%	(quarter ended 09/30/2002)	-38.25%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (8/3/2001)
Electronics Fund	71.85%	-2.31%	-7.82%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.91%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
81

ENERGY FUND

INVESTMENT OBJECTIVE – The Energy Fund seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 445% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Energy Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Companies that have small to mid-sized capitalizations. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Energy Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy sector and therefore may be concentrated in an industry or group of industries within the energy sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

82

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Energy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
83

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2008)	27.48%	(quarter ended 09/30/2008)	-34.28%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/29/2001)
Energy Fund	38.50%	9.08%	7.31%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.41%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

84

ENERGY SERVICES FUND

INVESTMENT OBJECTIVE – The Energy Services Fund seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 247% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Energy Services Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Services Companies that have small to mid-sized capitalizations. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Energy Services Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy services sector and therefore may be concentrated in an industry or group of industries within the energy services sector. The Fund

PROSPECTUS
85

is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Energy Services Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SERVICES SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the energy services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

86

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	31.69%	(quarter ended 12/31/2008)	-47.06%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Energy Services Fund	62.42%	9.21%	4.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
87

FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE – The Financial Services Fund seeks to provide capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 357% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Financial Services Fund invests substantially all (at least 80%) of its net assets in equity securities of Financial Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Financial Services Companies that have small to mid-sized capitalizations. Financial Service Companies include commercial banks, savings and loan associations, insurance companies, brokerage companies and real-estate investment trusts. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Financial Services Companies and U.S. Government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the financial services sector and therefore may be concentrated in an industry or group of industries within the financial services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

88

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Financial Services Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FINANCIAL SERVICES SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Financial Services Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
89

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	26.90%	(quarter ended 12/31/2008)	-31.72%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (7/20/2001)
Financial Services Fund	19.68%	-9.43%	-3.40%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

90

HEALTH CARE FUND

INVESTMENT OBJECTIVE – The Health Care Fund seeks to provide capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Health Care Fund invests substantially all (at least 80%) of its net assets in equity securities of Health Care Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care related products or services. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Health Care Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the health care sector and therefore may be concentrated in an industry or group of industries within the health care sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
91

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Health Care Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HEALTH CARE SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

92

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	15.44%	(quarter ended 06/30/2002)	-16.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (6/19/2001)
Health Care Fund	24.65%	2.92%	2.10%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.93%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
93

INTERNET FUND

INVESTMENT OBJECTIVE – The Internet Fund seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 274% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Internet Fund invests substantially all (at least 80%) of its net assets in equity securities of Internet Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Internet Companies that have small to mid-sized capitalizations. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support that impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain broad representation of the various industries in the Internet sector. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Internet Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the Internet sector and therefore may be concentrated in an industry or group of industries within the Internet sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

94

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Internet Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INTERNET SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the Internet sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
95

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	31.55%	(quarter ended 06/30/2002)	-30.83%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/24/2001)
Internet Fund	65.85%	1.77%	-3.39%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.18%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

96

LEISURE FUND

INVESTMENT OBJECTIVE – The Leisure Fund seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Leisure Fund invests substantially all (at least 80%) of its net assets in equity securities of Leisure Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Leisure Companies that have small to mid-sized capitalizations. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, restaurants, casinos, radio and television broadcasting and advertising companies, motion picture production companies, entertainment software companies, toys and sporting goods manufacturers, musical recording companies, alcohol and tobacco companies, and publishing companies. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Leisure Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the leisure sector and therefore may be concentrated in an industry or group of industries within the leisure sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
97

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Leisure Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

LEISURE SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the leisure sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Leisure Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

98

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	25.25%	(quarter ended 12/31/2008)	-29.81%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/22/2001)
Leisure Fund	36.72%	-4.44%	-2.26%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.04%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
99

PRECIOUS METALS FUND

INVESTMENT OBJECTIVE – The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services ("Precious Metals Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 253% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Precious Metals Fund invests substantially all (at least 80%) of its net assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Precious Metals Companies that have small to mid-sized capitalizations. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Precious Metals Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the precious metals sector and therefore may be concentrated in an industry or group of industries within the precious metals sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

100

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Precious Metals Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PRECIOUS METALS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Precious Metals Companies also may fluctuate widely in response to such events.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
101

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 03/31/2002)	31.42%	(quarter ended 09/30/2008)	-34.22%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Precious Metals Fund	49.24%	9.98%	9.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

102

RETAILING FUND

INVESTMENT OBJECTIVE – The Retailing Fund seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 470% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Retailing Fund invests substantially all (at least 80%) of its net assets in equity securities of Retailing Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Retailing Companies that have small to mid-sized capitalizations. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Retailing Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the retailing sector and therefore may be concentrated in an industry or group of industries within the retailing sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
103

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Retailing Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

RETAILING SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the retailing sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of the Retailing Companies also may fluctuate widely in response to such events.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

104

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	19.69%	(quarter ended 12/31/2008)	-24.13%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (7/23/2001)
Retailing Fund	44.22%	-0.38%	1.88%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	1.15%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
105

TECHNOLOGY FUND

INVESTMENT OBJECTIVE – The Technology Fund seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 252% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Technology Fund invests substantially all (at least 80%) of its net assets in equity securities of Technology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Technology Companies that have small to mid-sized capitalizations. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics and communications sectors. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Technology Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the technology sector and therefore may be concentrated in an industry or group of industries within the technology sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

106

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Technology Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TECHNOLOGY SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies also may fluctuate widely in response to such events.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
107

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	27.34%	(quarter ended 12/31/2008)	-27.02%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Technology Fund	55.60%	0.47%	-3.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

108

TELECOMMUNICATIONS FUND

INVESTMENT OBJECTIVE – The Telecommunications Fund seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.66%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 694% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Telecommunications Fund invests substantially all (at least 80%) of its net assets in equity securities of Telecommunications Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Telecommunications Companies that have small to mid-sized capitalizations. Telecommunications Companies include traditional and wireless telephone services or equipment providers, Internet equipment and service providers, and fiber-optics. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Telecommunications Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the telecommunications sector and therefore may be concentrated in an industry or group of industries within the telecommunications sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
109

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Telecommunications Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the telecommunications sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of the Telecommunications Companies also may fluctuate widely in response to such events.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

110

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2002)	38.10%	(quarter ended 06/30/2002)	-28.27%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (7/27/2001)
Telecommunications Fund	28.68%	-1.46%	-3.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	1.00%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
111

TRANSPORTATION FUND

INVESTMENT OBJECTIVE – The Transportation Fund seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 857% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Transportation Fund invests substantially all (at least 80%) of its net assets in equity securities of Transportation Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Transportation Companies that have small to mid-sized capitalizations. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers; parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Transportation Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the transportation sector and therefore may be concentrated in an industry or group of industries within the transportation sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

112

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Transportation Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

TRANSPORTATION SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the transportation sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies also may fluctuate widely in response to such events.

PROSPECTUS
113

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	18.56%	(quarter ended 03/31/2009)	-23.46%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (6/11/2001)
Transportation Fund	17.39%	-1.39%	2.07%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.53%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

114

UTILITIES FUND

INVESTMENT OBJECTIVE – The Utilities Fund seeks to provide capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 309% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Utilities Fund invests substantially all (at least 80%) of its net assets in equity securities of Utilities Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Utilities Companies that have small to mid-sized capitalizations. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Utilities Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the utilities sector and therefore may be concentrated in an industry or group of industries within the utilities sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
115

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Utilities Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

UTILITIES SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies also may fluctuate widely in response to such events.

116

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	20.68%	(quarter ended 09/30/2002)	-22.51%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Utilities Fund	13.80%	3.88%	-1.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
117

EUROPE 1.25X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Europe 1.25x Strategy Fund is very different from most other mutual funds in that it seeks leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. The return of the Fund for a period longer than a full trading day will be the sum of the series of leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.25x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Europe 1.25x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is 125% of the fair value of the STOXX 50® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 321% of the average value of its portfolio.

118

However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Europe 1.25x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The STOXX 50® Index is a capitalization-weighted index composed of 50 European blue chip stocks consisting of a capitalization range of $38 billion to $309 billion as of December 31, 2009. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Europe 1.25x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

PROSPECTUS
119

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of the Fund are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart

120

and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	33.61%	(quarter ended 12/31/2008)	-31.02%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Europe 1.25x Strategy Fund	35.01%	-0.95%	2.96%
STOXX 50 IndexSM (reflects no deduction for fees, expenses or taxes)	33.37%	3.58%	6.40%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
121

JAPAN 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Japan 2x Strategy Fund is very different from most other mutual funds in that it seeks leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. The return of the Fund for a period longer than a full trading day will be the sum of the series of leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Japan 2x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is 200% of the fair value of the Nikkei 225 Stock Average (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.60%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$163	$505	$871	$1,900

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

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the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Japan 2x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange that are selected to be both highly liquid and representative of Japan's industrial structure. As of December 31, 2009, the Nikkei 225 Stock Average included companies with small, medium and large capitalizations ranging from $289 million to $144 billion. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Japan 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

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EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

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TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Effective May 1, 2009, the Fund changed comparative benchmarks from the Topix 100 Index to the Nikkei 225 Stock Average. This change occurred as a result of the Fund's change in name and investment strategy. Prior to May 1, 2009, the Fund's investment strategy sought to provide 125% exposure to the Topix 100 Index; therefore, the performance and average annual total returns shown above for periods prior to May 1, 2009 may have differed had the Fund's current investment strategy, which seeks to provide 200% exposure to the Nikkei 225 Stock Average, been in effect during those periods. The Nikkei 225 Stock Average more appropriately reflects the Fund's investment universe.

The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	33.70%	(quarter ended 3/31/2009)	-21.49%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Japan 2x Strategy Fund	23.68%	-1.42%	0.46%
Nikkei 225 Stock Average (reflects no deduction for fees, expenses or taxes)	18.31%	1.73%	5.10%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

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•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

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COMMODITIES STRATEGY FUND

INVESTMENT OBJECTIVE – The Commodities Strategy Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund's current benchmark is the S&P GSCITM Commodity Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	0.77%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.58%
Fee Waiver and/or Expense Reimbursement*	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.56%

* The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$159	$493	$850	$1,856

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 359% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Commodities Strategy Fund seeks exposure to the performance of the commodities markets. The Fund will seek to gain exposure to the S&P GSCITM Commodity Index, a composite index of commodity sector returns, representing an unleveraged long-only investment in commodity futures that is broadly diversified across the spectrum of commodities, by investing in exchange-traded products, including investment companies and commodity pools, that provide exposure to the commodities markets and in commodity linked derivative instruments, which primarily consist of structured notes, swap agreements, commodity options, and futures and options on futures. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. It is anticipated that the Fund's investment exposure will tend to be heavily weighted toward oil

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and other energy-related commodities. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests, to a significant extent, in companies or commodity-linked derivatives concentrated in the same economic sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Commodities Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

INDUSTRY AND ENERGY SECTOR CONCENTRATION RISK – The Fund invests, to a significant extent, in commodities or commodity-linked derivatives concentrated in the same economic sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies also may fluctuate widely in response to such events.

128

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including exchange-traded funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

TAX RISK – The Fund currently gains most of its exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

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PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2008)	26.99%	(quarter ended 12/31/2008)	-49.91%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (9/30/2005)
Commodities Strategy Fund	11.56%	-13.40%
S&P GSCITM Commodity Index (reflects no deduction for fees, expenses or taxes)	13.49%	-11.09%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

130

STRENGTHENING DOLLAR 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Strengthening Dollar 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Strengthening Dollar 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the U.S. Dollar Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.72%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$175	$542	$933	$2,030

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

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reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Strengthening Dollar 2x Strategy Fund employs as its investment strategy a program of investing in derivative instruments, which primarily consist of index swaps, currency forward contracts, futures contracts, and options on securities and futures contracts. Investing in derivative instruments enables the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Strengthening Dollar 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2008)	17.13%	(quarter ended 06/30/2009)	-14.08%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (9/30/2005)
Strengthening Dollar 2x Strategy Fund	-15.84%	-7.14%
U.S. Dollar Index® (reflects no deduction for fees, expenses or taxes)	-4.24%	-3.23%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

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133

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

134

WEAKENING DOLLAR 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Weakening Dollar 2x Strategy Fund is very different from most other mutual funds in that it seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged and inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged inverse returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Weakening Dollar 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs

PROSPECTUS
135

and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Weakening Dollar 2x Strategy Fund employs as its investment strategy a program of engaging in short sales of securities and investing in derivative instruments, which primarily consist of index swaps, currency forward contracts, futures contracts, and options on securities and futures contracts. Engaging in short sales and investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Weakening Dollar 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

136

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization, but such regulations may be issued in the future.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 03/31/2008)	13.78%	(quarter ended 09/30/2008)	-15.91%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (9/30/2005)
Weakening Dollar 2x Strategy Fund	6.61%	5.53%
U.S. Dollar Index® (reflects no deduction for fees, expenses or taxes)	-4.24%	-3.23%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
137

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

138

REAL ESTATE FUND

INVESTMENT OBJECTIVE – The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 450% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Under normal circumstances, the Real Estate Fund will invest substantially all (at least 80%) of its net assets in equity securities of Real Estate Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Real Estate Companies that have small to mid-sized capitalizations. Real Estate Companies, which also include master limited partnerships, are primarily engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, and purchase American Depositary Receipts to gain exposure to foreign Real Estate Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the real estate sector and therefore may be concentrated in an industry or group of industries within the real estate sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
139

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Real Estate Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Real Estate Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

140

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	29.91%	(quarter ended 12/31/2008)	-38.71%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Real Estate Fund	25.27%	-3.70%	4.51%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.83%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
141

ALL-CAP OPPORTUNITY FUND

INVESTMENT OBJECTIVE – The All-Cap Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 379% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Cap Opportunity Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. The Advisor, using a quantitative methodology, ranks approximately 60 different industries based on several measures of momentum including price momentum. The Fund then invests in the common stock of the top-ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts, but may also invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries that the Fund is seeking exposure to. The Fund may also enter into short sales. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund is not designed for active investors and is intended for long-term investors only.

142

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Cap Opportunity Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities

PROSPECTUS
143

sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	15.96%	(quarter ended 12/31/2008)	-22.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2002)
All-Cap Opportunity Fund	27.29%	3.24%	3.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.36%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

144

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
145

INTERNATIONAL OPPORTUNITY FUND

INVESTMENT OBJECTIVE – The International Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses	1.84%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$187	$579	$995	$2,159

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 324% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The International Opportunity Fund seeks to achieve its investment objective by investing in financial instruments that: (1) provide exposure to, or closely correlate with, the performance of certain foreign countries included in the MSCI EAFE (Europe, Australasia and Far East) Index (the "Index") and (2) have the potential to generate returns, before fees and expenses, in excess to those of the Index. The Index is designed to measure global developed market equity performance, and currently includes securities from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. In addition to exchange-traded funds, the Fund will invest in financial instruments, which primarily consist of futures contracts, exchange-traded funds, some of which may be affiliated with the Fund, options on securities and currencies, and swap agreements, to gain exposure to selected countries included in the Index and to attempt to manage risk associated with such exposure. The Fund also intends to engage in short sales and other similar transactions that provide inverse exposure. The Fund, at times, may also hold U.S. Government securities or cash equivalents, such as money market instruments. The percentage of the Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Fund shares. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

146

In an attempt to manage currency risk and enhance returns for the Fund, the Sub-Advisor intends to actively manage the Fund's currency exposure by employing a currency overlay strategy to change the exposure of the currencies in which the underlying assets are denominated into any combination of the currencies represented in the Index. In executing this strategy, the Fund intends to obtain its currency exposure primarily through futures contracts but also may do so through other means, including exchange traded funds, swap agreements, forward currency contracts and purchases of currency on a spot basis.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the International Opportunity Fund is subject to a number of additional risks that may affect the value of its shares, including:

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
147

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	26.43%	(quarter ended 03/31/2009)	-13.84%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (3/27/2008)
International Opportunity Fund	29.79%	-6.21%
MSCI EAFE Index Net (USD) (reflects no deduction for fees, expenses or taxes)	31.78%	-10.97%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISER – Valu-Trac Investment Management Limited serves as the investment sub-adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

148

GOVERNMENT LONG BOND 1.2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Government Long Bond 1.2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Government Long Bond 1.2x Strategy Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities on a daily basis. The Fund's current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.76%
Total Annual Fund Operating Expenses	1.26%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$400	$692	$1,523

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs

PROSPECTUS
149

and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,694% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Government Long Bond 1.2x Strategy Fund employs as its investment strategy a program of investing in U.S. Government securities and derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Futures and options contracts, and interest rate swaps, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. Government. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize its derivative positions. The Fund also may invest in zero coupon U.S. Treasury bonds. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Government Long Bond 1.2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK – The Fund achieves leveraged exposure to the daily price movement of the Long Treasury Bond through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the Long Treasury Bond. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

150

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to the daily price movement of the Long Treasury Bond, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the Long Treasury Bond, rounding of share prices, changes to the composition of the Long Treasury Bond, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	38.97%	(quarter ended 03/31/2009)	-16.16%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Government Long Bond 1.2x Strategy Fund	-31.54%	2.58%	5.73%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	-12.92%	5.17%	7.59%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
151

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

152

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Government Long Bond Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Government Long Bond Strategy Fund seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund's current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	1.33%
Short Interest Expense	0.52%
Remaining Other Expenses	0.81%
Total Annual Fund Operating Expenses	2.23%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$226	$697	$1,195	$2,565

PROSPECTUS
153

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse Government Long Bond Strategy Fund's investment objective is to perform, on a daily basis, exactly opposite the daily price movement of the Long Treasury Bond. The Fund employs as its investment strategy a program of engaging in short sales and investing to a significant extent in derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. Government. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Government Long Bond Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

154

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to the daily price movement of the Long Treasury Bond, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the Long Treasury Bond, rounding of share prices, changes to the composition of the Long Treasury Bond, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	12.77%	(quarter ended 12/31/2008)	-26.53%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2003)
Inverse Government Long Bond Strategy Fund	19.41%	-4.00%	-4.75%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	-12.92%	5.17%	5.02%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
155

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

156

ALTERNATIVE STRATEGIES ALLOCATION FUND

INVESTMENT OBJECTIVE – The Alternative Strategies Allocation Fund seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.59%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 149% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Fund, a "fund of funds," seeks to achieve its objective by investing principally in a diversified portfolio of affiliated and un-affiliated funds, including exchange-traded funds (the "underlying funds") and, to a limited extent, futures that represent alternative and non-traditional asset classes and/or strategies in an attempt to deliver performance with low correlation (i.e., little or no similarity) to traditional stock and bond asset classes and long-term positive returns. In managing the Fund, the Advisor will apply a proprietary asset allocation methodology that principally allocates assets among underlying funds that emphasize directly, or in combination with other investments, alternative or non-traditional asset classes or investment strategies (i.e., absolute return strategies, commodities, currency arbitrage, global macro, managed futures and real estate) according to the degree of risk associated with each underlying fund given the market conditions in existence at the time of allocation.

Descriptions of the primary alternative and non-traditional asset classes and strategies are as follows:

Market Neutral. Market neutral strategies typically seek to profit independently from stock market movements, while maintaining a low correlation to and mitigating the risks of the U.S. and international equity markets. The strategies will hold long securities that the managers believe are undervalued and take short positions in common stocks that the managers believe are overvalued.

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Long/Short Equity. Long/short equity strategies typically seek to profit from investing on both the long and short sides of equity market.

Merger Arbitrage. Merger arbitrage strategies typically invest simultaneously in long and short positions in both companies involved in a merger or acquisition. They typically invest in long positions in the stock of the company to be acquired and short the stocks of the acquiring company.

Commodities. Commodity strategies typically seek exposure to the performance of the commodities markets and/or exposure to a long-short investment strategy that is based on commodity trends.

Currency Arbitrage. Currency arbitrage strategies typically seek capital appreciation through investing in various arbitrage opportunities in currency markets.

Global Macro. Global macro strategies typically seek to profit from changes in currency, commodity, equity and fixed income prices and market volatility.

Fixed Income Arbitrage. Fixed income arbitrage strategies typically seek to profit from relationships between different fixed income securities or fixed income and equity securities, leveraging long and short positions in securities that are related mathematically or economically.

Managed Futures. Managed futures strategies seek to preserve capital through capturing opportunities in various futures markets. The managers typically invest in long positions in the futures that are showing strong upward momentum and short positions in the futures that are in a downward trend. These strategies often provide different exposures to many markets and thus offer low correlations with traditional stock and bond markets.

Real Estate. Real estate strategies typically seek to profit through the development of liquid portfolios of stocks that effectively represent the real estate segment of the market.

The Fund may invest in, and thus have indirect exposure to the risks of the underlying investments, including but not limited to, the following underlying investments. The underlying funds may include affiliated mutual funds, affiliated and unaffiliated exchange-traded funds, commodity pools, and other pooled investment vehicles. Please note that the Advisor may change the Fund's asset class allocation and/or strategy allocation, the underlying funds, or weightings without shareholder notice. The Fund may generally invest in each underlying fund without limitation in a manner consistent with the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

UNDERLYING INVESTMENTS:

Rydex|SGI Underlying Investments (Affiliated)

Rydex Variable Trust Multi-Hedge Strategies Fund

Rydex Variable Trust Commodities Strategy Fund

Rydex Series Funds Global Market Neutral Fund

Rydex Variable Trust Long/Short Commodities Strategy Fund

Rydex Variable Trust Managed Futures Strategy Fund

Rydex Variable Trust Real Estate Fund

CurrencyShares Australian Dollar Trust

CurrencyShares British Pound Sterling Trust

CurrencyShares Canadian Dollar Trust

CurrencyShares Euro Trust

CurrencyShares Japanese Yen Trust

CurrencyShares Mexican Peso Trust

CurrencyShares Russian Ruble Trust

CurrencyShares Swedish Krona Trust

CurrencyShares Swiss Franc Trust

Un-Affiliated Underlying Investments

PowerShares DB G10 Currency Harvest Fund

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is not designed for active investors and is intended for long-term investors only.

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PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Alternative Strategies Allocation Fund and its investment in underlying funds are subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to an underlying fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with an underlying fund's conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund and certain of the underlying funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions

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and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – The value of an exchange-traded note (an "ETN") may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's or an underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund or an underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

HIGH YIELD RISK – The Fund and certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INITIAL PUBLIC OFFERING ("IPO") RISK – The Fund may invest a portion of its assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. Because the prices of IPO shares frequently are volatile, the Fund may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for the Fund. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The Fund's investment in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

160

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

PORTFOLIO TURNOVER RISK – Certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REAL ESTATE SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause certain underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different

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161

periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	3.11%	(quarter ended 03/31/2009)	-4.72%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (5/1/2008)
Alternative Strategies Allocation Fund	0.85%	-11.12%
Barclay Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	5.42%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

162

MANAGED FUTURES STRATEGY FUND

INVESTMENT OBJECTIVE – The Managed Futures Strategy Fund seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund's current benchmark is the Standard & Poor's Diversified Trends Indicator® (the "benchmark" or the "S&P DTI").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	1.02%*
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	1.18%**
Other Expenses of the Fund	1.15%
Other Expenses of the Subsidiary	0.03%
Total Annual Fund Operating Expenses	2.20%
Fee Waiver and/or Expense Reimbursement*	0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.08%

*  The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

**  The expenses shown are adjusted to reflect a reduced index licensing fee.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$211	$652	$1,119	$2,410

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Managed Futures Strategy Fund will invest substantially all of its net assets in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the benchmark. The benchmark is a diversified composite of commodity and financial futures designed to provide exposure to both up and down major global market price trends. The current components of the benchmark consist of approximately 14 sectors with a total of 24 futures contracts, allocated 50% to financial futures, e.g., interest rates and currencies, and 50% to physical commodities, e.g., energy and

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metals. The contracts are positioned either long or short (except for the energy sector contracts, which cannot have a short position) based on their prices relative to their moving averages. The Fund will seek to gain exposure to the benchmark by investing in commodity, currency, and financial-linked structured notes, exchange-traded funds and other investment companies that provide exposure to the managed commodities and financial futures markets, and in commodity, currency, and financial-linked swap agreements, commodity options, futures and options on futures, and common stock. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the benchmark. On certain occasions, the Fund may employ leveraging techniques to match the benchmark. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted a fundamental investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry. To the extent the Fund's benchmark is concentrated in a particular industry the Fund will necessarily be concentrated in that industry.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Managed Futures Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

164

INDUSTRY AND ENERGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, and exchange-traded funds, and structured notes, which that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including exchange-traded funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

LEVERAGING RISK – The Fund achieves leveraged exposure to the benchmark through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

INDUSTRY AND PRECIOUS METALS SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of precious metals companies also may fluctuate widely in response to such events.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TAX RISK – The Fund currently gains most of its exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the benchmark, rounding of share prices, changes to the composition of the benchmark, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

166

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	1.50%	(quarter ended 03/31/2009)	-3.64%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (11/7/2008)
Managed Futures Strategy Fund	-3.78%	-6.34%
S&P Diversified Trends Indicator® (reflects no deduction for fees, expenses or taxes)	-5.88%	-8.32%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

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MULTI-HEDGE STRATEGIES FUND

INVESTMENT OBJECTIVE – The Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	1.18%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.69%
Short Dividend Expense	0.69%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses	1.95%
Fee Waiver and/or Expense Reimbursement*	0.03%
Total Annual Fund Operating Expenses Fee Waiver and/or Expense Reimbursement	1.92%

* The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$195	$603	$1,037	$2,243

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,074% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Multi-Hedge Strategies Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The allocation to these strategies is based on a proprietary evaluation of their risk and return characteristics. These investment strategies include, but are not limited to:

LONG/SHORT EQUITY – Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets;

EQUITY MARKET NEUTRAL – Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;

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FIXED INCOME STRATEGIES – Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in securities that are related mathematically or economically;

MERGER ARBITRAGE – Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and

GLOBAL MACRO – Pursuant to a global macro strategy, portfolio managers seek to profit from changes in currencies, commodity prices, and market volatility.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions.

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including small, mid, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts, exchange-traded funds, and corporate debt. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted a fundamental investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Multi-Hedge Strategies Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not

PROSPECTUS
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open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, and exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

170

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2007)	3.70%	(quarter ended 12/31/2008)	-10.74%

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AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (11/29/2005)
Multi-Hedge Strategies Fund	-3.28%	-3.15%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	13.17%	0.15%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

172

ALL-ASSET CONSERVATIVE STRATEGY FUND
(FORMERLY, ESSENTIAL PORTFOLIO CONSERVATIVE FUND)

INVESTMENT OBJECTIVE – The All-Asset Conservative Strategy Fund's objective is primarily to seek preservation of capital and, secondarily, to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.55%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 291% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Asset Conservative Strategy Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have a conservative allocation to underlying funds that invest in stocks, and a greater allocation to underlying funds that invest in bonds and money market securities as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and unless otherwise noted, each underlying fund listed below is a series of the Trust:

•  Domestic Equity Funds: S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Rydex Series Funds Russell 2000® Fund, Rydex Series Funds S&P 500 Fund, All-Cap Opportunity Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Security Equity Fund Large Cap Value Fund, Security Equity Fund, Large Cap Growth,

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Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund

•  Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, Rydex Series Funds High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund

•  International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, and International Opportunity Fund

•  Alternative Investment and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Rydex Series Funds Global 130/30 Strategy Fund, Rydex Series Funds Global Market Neutral Fund, and Long/Short Commodities Strategy Fund

The Fund may also invest in exchange-traded funds and, to a limited extent, futures to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Asset Conservative Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK – The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

174

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – Certain of the underlying funds may invest in exchange-traded notes ("ETNs"). The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – Certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

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INCOME RISK – Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and UITs. For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

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LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – Certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – Certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STABLE PRICE PER SHARE RISK – Certain of the underlying funds may be subject to Stable Price per Share Risk. Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

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The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	8.43%	(quarter ended 03/31/2009)	-8.97%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (10/27/2006)
All-Asset Conservative Strategy Fund	5.06%	0.45%
Synthetic All-Asset Conservative Strategy Benchmark* (reflects no deduction for fees, expenses or taxes)	15.27%	2.36%
Synthetic Essential Portfolio Conservative Benchmark** (reflects no deduction for fees, expenses or taxes)	14.80%	2.92%
S&P 500® Index** (reflects no deduction for fees, expenses or taxes)	26.47%	-4.32%

*  Effective June 23, 2009, the composition of the benchmark was changed to a 32/8/60 ratio of the performance of the Russell 3000® Index, the MSCI EAFE Index® and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index® is composed of the largest 3,000 U.S. companies ranked by total market capitalization, representing 98% of the U.S. investable equity market. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The Barclays Capital U.S. Aggregate Bond Index is a component of the U.S. Universal Index in its entirety. The Index was created in 1986, with index history backfilled to January 1, 1976. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

**  Prior to June 23, 2009, the Benchmark reflects a 40/60 ratio of the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Aggregate Bond Index). The S&P 500® Index is an unmanaged capitalization-weighted index composed of 500 common stocks, which are chosen by Standard & Poor's, a Division of The McGraw-Hill Company ("S&P"), on a statistical basis. The Lehman Aggregate Bond Index measures the performance of the total United States investment grade bond market, which includes investment grade U.S. Treasury bonds, government related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. Returns reflect no deduction for fees, expenses or taxes.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

178

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

PROSPECTUS
179

ALL-ASSET MODERATE STRATEGY FUND
(FORMERLY, ESSENTIAL PORTFOLIO MODERATE FUND)

INVESTMENT OBJECTIVE – The All-Asset Moderate Strategy Fund's objective is primarily to seek growth of capital and, secondarily, to seek preservation of capital.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.59%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 256% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Asset Moderate Strategy Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have a moderate allocation to underlying funds that invest in stocks, and a moderate allocation to underlying funds that invest in bonds as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and unless otherwise noted, each underlying fund listed below is a series of the Trust:

•  Domestic Equity Funds: Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, NASDAQ-100® Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Rydex Series Funds Russell 2000® Fund, Rydex Series Funds S&P 500 Fund, All-Cap Opportunity Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Security Equity Fund

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Large Cap Value Fund, Security Equity Fund, Large Cap Growth, Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund

•  Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, Rydex Series Funds High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund

•  International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, and International Opportunity Fund

•  Alternative Investment and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Long/Short Commodities Strategy Fund, Rydex Series Funds Global 130/30 Strategy Fund, and Rydex Series Funds Global Market Neutral Fund

The Fund may also invest in exchange-traded funds and, to a limited extent, futures to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Asset Moderate Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK – The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions

PROSPECTUS
181

and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – Certain of the underlying funds may invest in exchange-traded notes ("ETNs"). The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – Certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INCOME RISK – Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and UITs. For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

182

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

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183

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STABLE PRICE PER SHARE RISK – Certain of the underlying funds may be subject to Stable Price per Share Risk. Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

TRACKING ERROR RISK – The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

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The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	11.06%	(quarter ended 09/30/2008)	-8.52%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (10/27/2006)
All-Asset Moderate Strategy Fund	11.79%	0.35%
Synthetic All-Asset Moderate Strategy Benchmark* (reflects no deduction for fees, expenses or taxes)	19.92%	0.35%
Synthetic Essential Portfolio Moderate Benchmark** (reflects no deduction for fees, expenses or taxes)	19.00%	0.82%
S&P 500® Index** (reflects no deduction for fees, expenses or taxes)	26.47%	-4.32%

*  Effective June 23, 2009, the composition of the benchmark was changed to a 48/12/40 ratio of the performance of the Russell 3000® Index, the MSCI EAFE Index® and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000® Index is composed of the largest 3,000 U.S. companies ranked by total market capitalization, representing 98% of the U.S. investable equity market. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The Barclays Capital U.S. Aggregate Bond Index is a component of the U.S. Universal Index in its entirety. The Index was created in 1986, with index history backfilled to January 1, 1976. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

**  Prior to June 23, 2009, the Benchmark reflects a 60/40 ratio of the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Aggregate Bond Index). The S&P 500® Index is an unmanaged capitalization-weighted index composed of 500 common stocks, which are chosen by Standard & Poor's, a Division of The McGraw-Hill Company ("S&P"), on a statistical basis. The Lehman Aggregate Bond Index measures the performance of the total United States investment grade bond market, which includes investment grade U.S. Treasury bonds, government related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. Returns reflect no deduction for fees, expenses or taxes.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

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•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

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ALL-ASSET AGGRESSIVE STRATEGY FUND
(FORMERLY, ESSENTIAL PORTFOLIO AGGRESSIVE FUND)

INVESTMENT OBJECTIVE – The All-Asset Aggressive Strategy Fund's objective is to primarily seek growth of capital.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.67%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 307% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Asset Aggressive Strategy Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have an aggressive allocation to underlying funds that invest in stocks, and a lower allocation to underlying funds that invest in bonds as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and, unless otherwise noted, each underlying fund listed below is a series of the Trust:

•  Domestic Equity Funds: NASDAQ-100® 2x Strategy Fund, Nova Fund, Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Russell 2000® 1.5x Strategy Fund, Rydex Series Funds Russell 2000® Fund, Rydex Series Funds S&P 500 Fund, All-Cap Opportunity Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund,

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Security Equity Fund Large Cap Value Fund, Security Equity Fund, Large Cap Growth, Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund

•  Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, Rydex Series Funds High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund

•  International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, and International Opportunity Fund

•  Alternative Investment and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Long/Short Commodities Strategy Fund, Rydex Series Funds Global 130/30 Strategy Fund, and Rydex Series Funds Global Market Neutral Fund

The Fund may also invest in exchange-traded funds and, to a limited extent, futures to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Asset Aggressive Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK – The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including

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illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – Certain of the underlying funds may invest in exchange-traded notes ("ETNs"). The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

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INCOME RISK – Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and UITs. For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate sector companies also may fluctuate widely in response to such events.

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT STYLE RISK – The Fund may invest in certain underlying funds that are subject to Investment Style Risk. An underlying fund is subject to the risk that the Advisor's use of a price momentum-driven investment strategy may cause the underlying fund, and thus the Fund, to underperform other types of mutual funds that use different investment strategies during periods when price momentum investing is out of favor.

INVESTMENT TECHNIQUE RISK – Some investment techniques of certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

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LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund or certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STABLE PRICE PER SHARE RISK – Certain of the underlying funds are subject to Stable Price Per Share Risk. Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TECHNOLOGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

TRACKING ERROR RISK – The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

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TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	13.69%	(quarter ended 12/31/2008)	-12.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (10/27/2006)
All-Asset Aggressive Strategy Fund	18.38%	-0.80%
Synthetic All-Asset Aggressive Strategy Benchmark* (reflects no deduction for fees, expenses or taxes)	24.53%	-1.79%
Synthetic Essential Portfolio Aggressive Benchmark** (reflects no deduction for fees, expenses or taxes)	22.89%	-1.61%
S&P 500® Index** (reflects no deduction for fees, expenses or taxes)	26.47%	-4.32%

*  Effective June 23, 2009, the composition of the benchmark was changed to a 64/16/20 ratio of the performance of the Russell 3000® Index, the MSCI EAFE Index® and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index® is composed of the largest 3,000 U.S. companies ranked by total market capitalization, representing 98% of the U.S. investable equity market. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The Barclays Capital U.S. Aggregate Bond Index is a component of the U.S. Universal Index in its entirety. The Index was created in 1986, with index history backfilled to January 1, 1976. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

**  Prior to June 23, 2009, the Benchmark reflects an 80/20 ratio of the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Aggregate Bond Index). The S&P 500® Index is an unmanaged capitalization-weighted index composed of 500 common stocks, which are chosen by Standard & Poor's, a Division of The McGraw-Hill Company ("S&P"), on a statistical basis. The Lehman Aggregate Bond Index measures the performance of the total United States investment grade bond market, which includes investment grade U.S. Treasury bonds, government related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. Returns reflect no deduction for fees, expenses or taxes.

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INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 231 of this prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

DOMESTIC EQUITY FUNDS – Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, S&P 500 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Nova Fund, NASDAQ-100® Fund, and Russell 2000® 1.5x Strategy Fund

DOMESTIC EQUITY – STYLE FUNDS – S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, and S&P SmallCap 600 Pure Value Fund

SECTOR FUNDS – Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund

INTERNATIONAL EQUITY FUNDS – Europe 1.25x Strategy Fund and Japan 2x Strategy Fund

SPECIALTY FUNDS – Commodities Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, and Real Estate Fund

OPPORTUNISTIC FUNDS – All-Cap Opportunity Fund and International Opportunity Fund

FIXED INCOME FUNDS – Government Long Bond 1.2x Strategy Fund, and Inverse Government Long Bond Strategy Fund

ALTERNATIVE FUNDS – Alternative Strategies Allocation Fund, Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund

ASSET ALLOCATION FUNDS – All-Asset Aggressive Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Conservative Strategy Fund

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

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INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

Dow 2x Strategy, NASDAQ-100® 2x Strategy, S&P 500 2x Strategy and Strengthening Dollar 2x Strategy Funds. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase on a daily basis by 200% of any increase in the value of a Fund's underlying index (e.g., if the value of the underlying index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of a Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

Inverse Dow 2x Strategy and Weakening Dollar 2x Strategy Funds. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase on a daily basis by 200% of any decrease in the value of a Fund's underlying index (e.g., if the value of a Fund's underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day).When the value of a Fund's underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of any increase in the value of the underlying index (e.g., if the value of the Fund's underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

Inverse Mid-Cap Strategy, Inverse NASDAQ-100® Strategy, Inverse Russell 2000® Strategy and Inverse S&P 500 Strategy Funds. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase during times when the value of a Fund's underlying index is decreasing. When the value of a Fund's underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

Mid-Cap 1.5x Strategy, Russell 2000® 1.5x Strategy and Europe 1.25x Strategy Fund. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase during times when the performance of a Fund's underlying index is increasing. When the value of a Fund's underlying index is decreasing, the value of the Fund's shares will tend to decrease.

Nova Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

NASDAQ-100®, S&P 500 Pure Growth, S&P 500 Pure Value, S&P MidCap 400 Pure Growth, S&P MidCap 400 Pure Value, S&P SmallCap 600 Pure Growth, S&P SmallCap 600 Pure Value, Commodities Strategy Fund and Managed Futures Strategy Fund. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase on a daily basis by the percentage of any increase in the value of a Fund's underlying index or benchmark. When the value of a Fund's underlying index or benchmark declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index or benchmark.

Japan 2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase by 200% of the fair value of the underlying index during times when the performance of the underlying index is increasing. When the fair value of the Fund's underlying index decreases, the value of the Fund's shares should also decrease by 200% of the fair value of the decrease in the underlying index (e.g., if the fair value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 10%). Due to the use of fair valuation, which is explained in more detail under "Calculating NAV," the value of the Fund's shares may increase by more or less than 200% of the reported value of the underlying index on any given day.

Government Long Bond 1.2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

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Inverse Government Long Bond Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

With the exception of the All-Cap Opportunity Fund, Alternative Strategies Allocation Fund, and Asset Allocation Funds, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. The Alternative Strategies Allocation Fund and each of the Asset Allocation Funds may, but will not necessarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy, if employed, could result in lower return and loss of market opportunity. Thus, when pursuing a temporary defensive strategy, the Alternative Strategies Allocation Fund and each of the Asset Allocation Funds may not achieve its respective investment objective.

Each Domestic Equity Fund's, Domestic Equity-Style Fund's, Sector Fund's, International Equity Fund's, and Real Estate Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Domestic Equity Funds, International Equity Funds, Specialty Funds (except for the Real Estate Fund), Fixed Income Funds and Managed Futures Strategy Fund. In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Funds is to match or correlate with the performance of each Fund's underlying index or other benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The following Funds — Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, S&P 500 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund — are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and stock indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Inverse Dow 2x Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500 Strategy Fund, Inverse Government Long Bond Strategy Fund and Weakening Dollar 2x Strategy Fund, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective underlying indices.

Sector and Real Estate Funds. In managing the Sector and Real Estate Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector using Global Industry Classification Standard (GICS) codes. The Advisor then employs a quantitative screen to ensure minimum capitalization and liquidity standards. The resulting portfolio is weighted to meet diversification standards and to generate returns respective of that sector. The Advisor monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector and Real Estate Funds to ensure that each Fund remains a valid representation of its sector.

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All-Cap Opportunity Fund. Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy lists. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries or sectors in order to take advantage of volatility in the top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. As discussed above, the Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

International Opportunity Fund. The Advisor manages the Fund primarily through the implementation of a quantitative model generated by Valu-Trac, the Fund's Sub-Advisor. The Sub-Advisor's model applies a set of factors to the countries included in the Index that it believes are indicative of the future value and growth of developed market countries and their respective currencies to determine those countries that have the most desirable risk and return profiles. The model then overweights those countries with the most promising risk and return profiles in an effort to achieve returns in excess of those of the Index, while attempting to manage the risk of the Fund's portfolio. The result is a recommended asset allocation among those countries that provide the best opportunity to capture the desired risk and return profile. The factors used by the Sub-Advisor are derived from quantifiable data, such as free cash earnings, interest rate movement, technical indicators, such as growth and inflation rates, and central bank monetary policy. On at least a monthly basis, the Sub-Advisor, using the model, applies the factors to the countries included in the Index to generate a ranking of those countries that demonstrate the greatest potential for return. The portfolio rebalance process takes into account the return potential and rotates the Fund's exposure from less attractive countries to more attractive countries while also managing the return and risk profile.

The Sub-Advisor also intends to actively manage the Fund's currency exposure by employing a currency overlay strategy. For example, the Sub-Advisor may overweight or underweight exposure to a particular country's currency relative to that currency's weighting in the Fund or in the Index or may seek to gain exposure to currencies for countries included in the Index, which may at times be overweight relative to the Index, even if the Fund does not have exposure to the underlying equity. Using this strategy, the Sub-Advisor analyzes the return potential for the currency of each country included in the Index and will recommend, as applicable, long and/or short currency transactions in selected countries' currencies as well as the U.S. Dollar in an attempt to generate excess returns and manage risks.

Based on the results of the model, the Advisor reallocates the Fund's investments to gain exposure to a minimum of 6 and a maximum of 15 of those countries that demonstrate the greatest potential for return, while also managing risk, as predicted by the model. As a result, the Fund's exposure to the countries included in the Index will rotate periodically depending on the rankings and allocations generated by the model.

Multi-Hedge Strategies Fund. The Advisor develops and implements structured investment strategies designed to achieve the Fund's objective. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund's market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

As the result of market observations and internal and external research, the Advisor believes that many hedge fund strategies can be replicated through systematic directional and non-directional positions. These hedge fund strategies can be combined with the objective of creating a returns stream which is differentiated from traditional systematic sources of equity and bond returns (i.e., Beta). The Advisor utilizes several proprietary quantitative models and market insights to allocate between its five investment strategies with the intent of generating capital appreciation while managing risk.

DIRECTIONAL AND NON-DIRECTIONAL POSITIONS

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high

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measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

•  An Equities position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

•  A Fixed Income position involves investing in a portfolio that buys a basket of U.S. government securities or bond futures.

•  A Directional Commodity trade involves investing in precious metals, livestock, grains, and other basic goods or materials.

•  A Directional Currency trade consists of purchasing or selling a basket of foreign currencies against the U.S. Dollar.

•  A Covered Call Options position involves investing in written call options on underlying securities which a Fund already owns.

•  A Long Options position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

•  A Volatility Arbitrage Spread trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

•  A Market Neutral Value position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Growth position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Momentum position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Capitalization position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Illiquidity Premium trade involves purchasing a basket of illiquid securities which may include, but is not limited to, closed-end funds and shorting a basket of more liquid stocks against them. The portfolio is structured to minimize market exposure.

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•  A Merger Arbitrage Spreads position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Duration Neutral Term Spreads position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

•  A Duration Neutral Default Spreads position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

•  A Convertible Arbitrage Spread involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.

•  A Currency Spread trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.

Managed Futures Strategy Fund and Commodities Strategy Fund. The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective. The Advisor uses quantitative methods to construct a portfolio that seeks to correlate highly with each Fund's underlying index. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's underlying index in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

Alternative Strategies Allocation Fund. The Fund attempts to achieve returns with low correlation to the returns of traditional stock and bond asset classes and generate capital appreciation by investing the Fund's assets in underlying funds comprised of alternative and non-traditional asset classes or investment strategies such as, but not limited to, absolute return, currency arbitrage, commodities, global macro, managed futures, and real estate. The Fund may also invest in exchange-traded notes and individual securities to complement its investment in the underlying funds or to better manage cash positions.

In seeking to achieve returns with low correlation to the returns of traditional stock and bond asset classes and to provide capital appreciation, the Advisor uses a quantitative investment methodology with input from current market data to efficiently allocate the Fund's assets across the underlying funds (the "optimization process"). The goal of the optimization process is to create the best portfolio, given historical correlations and risks, to achieve the Fund's stated objective. The process applies dynamic constraints that seek to diversify the risks across the underlying funds and avoid a concentration of risk from a single underlying fund's specific risk. The Advisor administers the optimization process on a regular basis in order to rebalance the composition of the underlying funds and adjust underlying fund weights.

The underlying funds will be periodically evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the Fund, alternate underlying funds may be added to obtain exposure to new alternative and non-traditional asset classes or investment strategies, to replace underperforming underlying funds, or to enhance returns.

From time to time, the portfolio managers may also evaluate the possibility of adding additional alternative and non-traditional asset class categories. A new asset class would be added if the fund managers determine that it will help the Fund meet its investment objective.

Asset Allocation Funds. Each Fund is a "fund of funds," which means that each Fund seeks to achieve its investment objective by investing primarily in a combination of funds within the same group of affiliated investment companies, the Rydex|SGI family of Funds (collectively, the "underlying funds"), which are advised by

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PADCO Advisors, Inc., PADCO II Advisors, Inc., Security Investors, LLC, and Security Global Investors, LLC (together, "Security Global Investors"), and in exchange-traded funds instead of in individual securities.

In managing the Asset Allocation Funds, the Advisor uses many of the tenets of Essential Portfolio Theory ("EPT"), an investment theory developed by the Advisor. The theory is based upon a disciplined and diversified approach to investing that attempts to take into account the various factors that influence today's financial markets. EPT attempts to maximize returns for a benchmark-targeted level of risk by investing each Fund's assets in underlying funds comprised of equities, fixed income and money market instruments, alternative asset classes, and alternative investment strategies.

In seeking to achieve the goal of maximizing returns for each Fund's risk level, the Advisor uses quantitative analysis to efficiently allocate across underlying funds (the "optimization process"). The Advisor may make modifications to the optimization process from time to time to take certain qualitative factors into consideration. The Advisor runs the optimization process on a regular basis in order to integrate current market data and reallocate, as necessary, each Fund's asset allocations.

The Asset Allocation Funds seek to integrate many of the central tenets of EPT, which include:

•  Taking advantage of true diversification: Expand upon the traditional asset allocation menu and consider asset classes both positively and negatively correlated to the market, such as commodities, futures, real estate, inverse investments, hedge fund-type strategies such as absolute return, and leveraged or currency products – all of which may help investors achieve a truly diversified portfolio that may reduce risk.

•  Combining leverage with diversification to achieve a targeted risk/return objective: Invest in underlying funds that use leverage to increase exposure to select market indices, freeing up assets to invest in alternative asset classes.

•  Offsetting the constraints of long-only portfolios: Long-only portfolios increase in value only in a rising environment. By adding short or inverse underlying funds to a portfolio – inverse funds, and underlying funds that use options or futures – investors can potentially reduce market risks and create and absolute return strategy.

•  Moving away from cap-weighting: A cap-weighted portfolio puts the largest weight on the companies that are the biggest. There is more diversification and opportunity if the investments are spread over smaller companies.

•  Incorporating current and forward-looking data: Instead of considering recent historical data and past performance to make projections for future periods, use current information to project future expectations and to optimize returns.

•  Implementing multifactor strategies: When estimating an asset's expected return, consider a variety of factors, such as growth, value, size and momentum.

•  Employing rules-based rebalancing: Use rules- or risk-based rebalancing – putting parameters in place based on portfolio weightings – rather than rebalancing solely upon a preset, calendar based schedule – which may help avoid the risk of over concentration of an asset class in a volatile market.

The Asset Allocation Funds offer three choices for different investment styles in accordance with different target risks. The following table indicates each Fund's typical target allocation and risk, which is how each Fund's investments will be generally allocated among the major asset classes over the long term. It is possible that each Fund's target allocation may differ from these ranges, depending on market conditions or other factors.

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FUND	TARGET RISK	TARGET ALLOCATION RANGE
ALL-ASSET CONSERVATIVE STRATEGY FUND	LOW
Equity		20-50%
Fixed Income/Money Market		20-70%
Alternative		0-35%
ALL-ASSET MODERATE STRATEGY FUND	MEDIUM
Equity		30-70%
Fixed Income/Money Market		10-50%
Alternative		0-40%
ALL-ASSET AGGRESSIVE STRATEGY FUND	HIGH
Equity		50-90%
Fixed Income/Money Market		5-30%
Alternative		0-45%

In general, the All-Asset Conservative Strategy Fund may be appropriate for investors who: have a low risk tolerance and primarily seek preservation of capital from their investment. The All-Asset Moderate Strategy Fund may be appropriate for investors who: have a moderate risk tolerance, primarily seek growth from their investment, and are willing to assume some short-term price fluctuations in exchange for potentially higher returns over time. The All-Asset Aggressive Strategy Fund may be appropriate for investors who: have an aggressive risk tolerance, primarily seek growth from their investment, and seek to maximize long-term returns with the ability to accept possible significant short or long-term losses.

Most underlying funds have risks associated with them as described either in this Prospectus or each underlying fund's individual prospectus. You also may request an underlying fund's prospectus or Statement of Additional Information (the "SAI") by calling Rydex|SGI Client Services at 800.820.0888 or 301.296.5406, or visiting the U.S. Securities and Exchange Commission's website at www.sec.gov.

INVESTMENT IN THE SUBSIDIARIES – The Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Managed Futures Strategy Fund may each invest in its Subsidiary. Investment in the Subsidiary is expected to provide each Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to each Fund. For more information about applicable federal tax requirements, please see "Additional Tax Information."

It is expected that each Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 ("1940 Act"), and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.

The Advisor will consider whether it is more advantageous for a Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of each Fund's investment in the Subsidiary will vary based on the Advisor's use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary. To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund's transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund.

With respect to the Commodities Strategy Fund's, Multi-Hedge Strategies Fund's, and Managed Futures Strategy Fund's investment in their respective Subsidiaries, please refer to "Investment Policies, Techniques, and Risk Factors" in the Funds' SAI for more information about the operation and management of each Fund's Subsidiary.

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IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS

The Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, S&P 500 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Nova Fund, Government Long Bond 1.2x Strategy Fund, and Strengthening Dollar 2x Strategy Fund (the "Daily Leveraged Funds") seek daily leveraged investment results. The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund also seek leveraged investment results (the "Leveraged Funds"). The Inverse Dow 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the "Leveraged Inverse Funds") seek to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis. The Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse Russell 2000® Strategy Fund, and Inverse Government Long Bond Strategy Fund (the "Daily Inverse Funds") seek to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis. The Inverse High Yield Strategy Fund seeks to provide investment results that inversely correlate to the performance of the high yield bond market (the "Inverse Fund").

As discussed in each Daily Leveraged Fund's, Leveraged Fund's, Leveraged Inverse Fund's, Daily Inverse Fund's, and Inverse Fund's summary section, the Funds' performance is subject to the effects of compounding and leverage, which are discussed in more detail below.

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UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The S&P 500® Index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility of the S&P 500® Index is 16.05%. The indices underlying the Funds' benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average historical volatility for the five-year period ended December 31, 2009 of the indices underlying the Funds' benchmarks is as follows: Dow Jones Industrial AverageSM - 15.04%; STOXX 50® Index - 16.18%; NASDAQ-100 Index® - 20.51%; Nikkei 225 Stock Average - 21.70%; Russell 2000® Index - 21.35%; S&P 500® Index - 16.05%; S&P MidCap 400 Index - 19.57%; and U.S. Dollar Index - 9.59%. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.

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MARKET VOLATILITY. Each Daily Leveraged Fund and Leveraged Inverse Fund seeks to provide a return that is a multiple of the daily performance of its benchmark. No Daily Leveraged Fund or Leveraged Inverse Fund attempts to, and no Daily Leveraged Fund or Leveraged Inverse Fund should be expected to, provide returns that are a multiple of the return of the benchmark for periods other than a single day. Each Daily Leveraged Fund and Leveraged Inverse Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair a Daily Leveraged Fund's and Leveraged Inverse Fund's performance if the benchmark experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%. If the benchmark's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x daily leveraged fund widens to approximately -14.8% while the loss for a 2x inverse fund rises to 38.0%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the benchmark is flat. For instance, if annualized volatility of the benchmark is 90%, a 2x leveraged inverse fund targeted to the same benchmark would be expected to lose more than 90% of its value even if the cumulative benchmark return for the year was 0%. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

TABLE 1

Benchmark Annualized Volatility Range	Hypothetical 2x Leveraged Fund Loss	Hypothetical 2x Inverse Fund Loss
10%	-1.0%	-2.9%
20%	-3.9%	-11.3%
30%	-8.6%	-23.6%
40%	-14.8%	-38.0%
50%	-22.2%	-52.7%
60%	-30.4%	-66.0%
70%	-39.1%	-77.1%
80%	-47.5%	-85.3%
90%	-56.2%	-91.3%
100%	-64.0%	-95.1%

Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

Table 2 shows the range of volatility for certain of the indices to which certain of the Daily Leveraged Funds or Leveraged Inverse Funds are benchmarked over the six months ended December 31, 2009. (In historical terms, volatility ranges during this period were extremely high.) The indices to which the Funds are benchmarked have historical volatility rates over that period ranging from 6.72% to 16.89%. Since market volatility, like that experienced by the markets recently, has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Daily Leveraged Funds and Leveraged Inverse Funds in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Daily Leveraged Funds and Leveraged Inverse Funds for long periods. These tables are intended to simply underscore the fact that the Daily Leveraged Funds and Leveraged Inverse Funds are designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. They are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

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TABLE 2

Index	Volatility Average for Six Months ended December 31, 2009
S&P 500® Index	8.08%
Dow Jones Industrial AverageSM	9.56%
Russell 2000® Index	16.89%
NASDAQ-100 Index®	14.33%
Nikkei 225 Stock Average	11.58%
STOXX 50 IndexSM	8.23%
U.S. Dollar Index	6.72%

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Daily Leveraged Fund seeks daily exposure to its target index equal to or in excess of 120% of its net assets while each Leveraged Inverse Fund seeks daily exposure to its target index equal to -200% of its net assets. As a consequence, for each Daily Leveraged Fund the risk of total loss of your investment exists in the event of a movement of the Daily Leveraged Fund's target index in excess of 50% in a direction adverse to the Daily Leveraged Fund (meaning a decline in the value of the target index of a Daily Leveraged Fund) and for each Leveraged Inverse Fund the risk of total loss exists in the event of a movement of the Leveraged Inverse Fund's target index in excess of 50% in a direction adverse to the Leveraged Inverse Fund (meaning a gain in the value of the target index of a Leveraged Inverse Fund). In short, the risk of total loss of your investment exists.

THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Daily Leveraged Funds and Leveraged Inverse Funds seek daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Daily Leveraged Fund's underlying index gains 10% for a week, the Daily Leveraged Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Daily Leveraged Fund's or Leveraged Inverse Fund's daily target or inverse daily target (e.g., 200% or -200%) will not generally equal a Daily Leveraged Fund's or Leveraged Inverse Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact a Daily Leveraged Fund's and Leveraged Inverse Fund's performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in a Daily Leveraged Fund and Leveraged Inverse Fund over a 10 trading day period and do not reflect expenses of any kind.

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TABLE 1: NO CLEAR TREND IN THE MARKET

	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
DAY 1	105	5.00%	5.00%	$110.00	10.00%	10.00%	$90.00	-10.00%	-10.00%
DAY 2	110	4.76%	10.00%	$120.48	9.52%	20.48%	$81.43	-9.52%	-18.57%
DAY 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%	$96.23	18.18%	-3.77%
DAY 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%	$115.48	20.00%	15.48%
DAY 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%	$128.31	11.11%	28.31%
DAY 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%	$83.03	-35.29%	-16.97%
DAY 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%	$91.33	10.00%	-8.67%
DAY 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%	$81.71	-10.53%	-18.29%
DAY 9	105	5.00%	5.00%	$103.77	10.00%	3.77%	$73.54	-10.00%	-26.46%
DAY 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%	$80.55	9.52%	-19.45%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -6.11%, while the hypothetical return of the Leveraged Inverse Fund is -19.45%. The volatility of the benchmark performance and lack of clear trend results in performance for each Daily Leveraged Fund and Leveraged Inverse Fund for the period which bears little relationship to the performance of the Funds' target index for the 10 trading day period.

TABLE 2: CLEAR TREND THAT MARKET RISES

	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
DAY 1	102	2.00%	2.00%	$104.00	4.00%	4.00%	$96.00	-4.00%	-4.00%
DAY 2	104	1.96%	4.00%	$108.08	3.92%	8.08%	$92.24	-3.92%	-7.76%
DAY 3	106	1.92%	6.00%	$112.24	3.85%	12.24%	$88.69	-3.85%	-11.31%
DAY 4	108	1.89%	8.00%	$116.47	3.77%	16.47%	$85.34	-3.77%	-14.66%
DAY 5	110	1.85%	10.00%	$120.78	3.70%	20.78%	$82.18	-3.70%	-17.82%
DAY 6	112	1.82%	12.00%	$125.18	3.64%	25.18%	$79.19	-3.64%	-20.81%
DAY 7	114	1.79%	14.00%	$129.65	3.57%	29.65%	$76.36	-3.57%	-23.64%
DAY 8	116	1.75%	16.00%	$134.20	3.51%	34.20%	$73. 68	-3.51%	-26.32%
DAY 9	118	1.72%	18.00%	$138.82	3.45%	38.82%	$71.14	-3.45%	-28.86%
DAY 10	120	1.69%	20.00%	$143.53	3.39%	43.53%	$68.73	-3.39%	-31.27%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is 43.53%, while the hypothetical return of the Leveraged Inverse Fund is -31.27%. The hypothetical return of the Daily Leveraged Fund is 218% of the index return for the 10 trading day period while the hypothetical return of the Leveraged Inverse Fund is -156% of the index return for the period. In this case, because of the positive index trend, the Daily Leveraged Fund gain is greater than 200% of the index gain and the Leveraged Inverse Fund decline is less than -200% of the index gain for the 10 trading day period.

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TABLE 3: CLEAR TREND THAT MARKET DECLINES

	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
DAY 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%	$104.00	4.00%	4.00%
DAY 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%	$108.24	4.08%	8.24%
DAY 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%	$112.76	4.17%	12.76%
DAY 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%	$117.55	4.26%	17.55%
DAY 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%	$122.66	4.35%	22.66%
DAY 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%	$128.12	4.44%	28.12%
DAY 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%	$133.94	4.55%	33.94%
DAY 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%	$140.17	4.65%	40.17%
DAY 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%	$146.84	4.76%	46.84%
DAY 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%	$154.01	4.88%	54.01%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -36.33%, while the hypothetical return of the Leveraged Inverse Fund is 54.01%. The hypothetical return of the Daily Leveraged Fund is 182% of the index return for the 10 trading day period, while the hypothetical return of the Leveraged Inverse Fund is -270% of the index return for the period. In this case, because of the negative index trend, the Daily Leveraged Fund decline is less than 200% of the index decline and the Leveraged Inverse Fund gain is greater than 200% of the index decline for the 10 trading day period.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund's, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds', exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES – The Fund, or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity

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indices, such as the S&P DTI or S&P GSCITM Commodity Index. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund or an underlying fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund or an underlying fund may receive more or less principal than it originally invested. The Fund or an underlying fund might receive interest payments that are more or less than the stated coupon interest payments.

STRUCTURED NOTE RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, intend to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by the Fund or an underlying fund, may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

CONFLICTS OF INTEREST RISK – In managing the Fund, the Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so and in allocating Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor is also responsible for managing each of the affiliated underlying funds. The Advisor is legally obligated to disregard the fees payable by underlying funds when making investment decisions. The Trustees and officers of the Fund are also Trustees and officers of the affiliated underlying funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Fund and the affiliated underlying funds.

COUNTERPARTY CREDIT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, credit default swap agreements, and structured notes. The Fund and certain of the underlying funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund and affiliated underlying funds will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund and certain of the underlying funds may enter into swap agreements with a limited number of counterparties, and the Commodities Strategy Fund and Managed Futures Strategy Fund may invest in commodity-linked structured notes issued by a limited number of

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issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CREDIT DEFAULT SWAP RISK – The Multi-Hedge Strategies Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may each enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund or underlying fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund or underlying fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund's or underlying fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

CREDIT RISK – For the High Yield Strategy Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

CURRENCY RISK – The Fund's, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds', indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Similarly, the Strengthening Dollar 2x Strategy Fund's exposure to the U.S. Dollar Index® subjects the Fund to the risk that foreign currencies will appreciate in value relative to the U.S. Dollar. Conversely, the Weakening Dollar 2x Strategy Fund's exposure to the U.S. Dollar Index® subjects the Fund to the risk that foreign currencies will depreciate in value relative to the U.S. Dollar. To the extent the U.S. Dollar Index® is heavily weighted in a particular currency, the Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund will necessarily have concentrated exposures to that same currency. Currently, the Euro is the most heavily weighted of the six foreign currencies represented by the U.S. Dollar Index® at approximately 58%. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund and certain of the underlying funds may incur transaction costs in connection with conversions between various currencies. The Fund and certain of the underlying funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may hold the securities of non-U.S. companies in the form of American

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Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund or an underlying fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund or underlying fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their investment objectives. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund, or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund and affiliated underlying funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund or an underlying fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund or an underlying fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund or an underlying fund.

The risks associated with the Fund's or an underlying fund's use of futures and options contracts include:

•  The Fund or an underlying fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund or an underlying fund and the prices of futures and options on futures.

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•  Although the Fund or an underlying fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or an underlying fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund or an underlying fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Alternative Strategies Allocation Fund and Asset Allocation Funds may also be subject to this risk with respect to certain of the underlying funds' investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

EXCHANGE-TRADED NOTES ("ETN") RISK – ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Managed Futures Strategy Fund, Government Long Bond 1.2x Strategy Fund or Inverse Government Long Bond Strategy Fund having to reinvest the proceeds in lower or higher coupon securities, respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with

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longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund or an underlying fund.

FUND OF FUNDS RISK – The Fund is subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.

In addition, an underlying fund may buy the same securities that another underlying fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, the Fund investor may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund's transactions in shares of the underlying funds. In addition, certain of the underlying funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Because the Fund invests most of its assets in underlying Rydex|SGI Funds, the Fund's investment performance is directly related to the performance of those underlying funds. The performance of those underlying funds, in turn, depends upon the performance of the securities in which they invest.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of the Europe 1.25x Strategy Fund, and in the case of the Asset Allocation Funds, a significant portion of the assets of certain of the underlying funds, are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt the Japan 2x Strategy Fund's, and in the case of the Asset Allocation Funds, certain of the underlying funds, performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990s and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

GROWTH STOCKS RISK – Growth stocks generally are priced higher than non-growth stocks, in relation to the issuer's earnings and other measures, because investors believe they have greater growth potential.

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However, there is no guarantee that such an issuer will realize that growth potential. In addition, an investment in growth stocks also may be susceptible to rapid price swings, especially during periods of economic uncertainty or in response to adverse news about the condition of the issuer, such as earnings disappointments. Growth stocks also typically have little or no dividend income to absorb the effect of adverse market conditions.

HIGH YIELD RISK – The Fund, or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund or certain underlying funds to sell these securities (liquidity risk).These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund or underlying fund may lose its entire investment.

INCOME RISK – Income Risk involves the potential for decline in the Fund's, and in the case of the Asset Allocation Funds, certain of the underlying funds' yield (the rate of dividends the Fund or the underlying fund pays) in the event of declining interest rates.

INDUSTRY CONCENTRATION RISK – The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

INITIAL PUBLIC OFFERING ("IPO") RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on the Fund's or an underlying fund's performance likely will decrease as the Fund's or the underlying fund's asset size increases, which could reduce the Fund's or underlying funds, and thus the Alternative Strategies Allocation Fund's, total returns. IPOs may not be consistently available to the Fund or an underlying fund for investing, particularly as the Fund's or underlying fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund or underlying funds may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's or underlying fund's portfolio and may lead to increased expenses for the Fund or underlying fund, such as commissions and transaction costs. By selling IPO shares, the Fund and certain of the underlying funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund or the underlying funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund's and underlying funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INTEREST RATE RISK – The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce

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higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds — a means of achieving an overall investment objective of principal safety — reduces the likelihood of price fluctuation.

INVESTMENT IN INVESTMENT COMPANIES RISK – The Fund may purchase shares of investment companies, such as exchange-traded funds ("ETFs"), unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. The Alternative Strategies Allocation Fund and the Asset Allocation Funds, in particular, will regularly invest in other investment companies, including the underlying funds, some of which may also invest in investment companies, and ETFs. When the Fund invests in an investment company, including affiliated underlying funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. For example, if an underlying fund sells the same securities another underlying fund is purchasing, an investor in the Alternative Strategies Allocation Fund or an Asset Allocation Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Similarly, an investor in the Alternative Strategies Allocation Fund or an Asset Allocation Fund may receive taxable gains as a result of the underlying funds' portfolio transactions in addition to the taxable gains attributable to the Alternative Strategies Allocation Fund's or an Asset Allocation Fund's transactions in shares of the underlying funds. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the net asset value of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund and certain of the underlying funds may invest in investment companies, such as the Managed Futures Strategy Fund's, Commodities Strategy Fund's, and Multi-Hedge Strategy Fund's respective Subsidiaries, as discussed below, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

EXCHANGE-TRADED FUND ("ETF") RISK – The Commodities Strategy Fund, International Opportunity Fund, Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund, Managed Futures Strategy Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may invest to a significant extent in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the net asset value of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

INVESTMENT IN THE SUBSIDIARY RISK – The Commodities Strategy Fund, Multi-Hedge Strategies Fund, Managed Futures Strategy Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, are not subject to all

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of the investor protections of the Investment Company Act of 1940. Thus, each Fund, as an investor in its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are both managed by the Advisor, making it unlikely that the Subsidiaries will take action contrary to the interests of the Funds or their shareholders. While the Subsidiaries have their own board of directors that is responsible for overseeing the operations of the Subsidiaries, the Funds' Board has oversight responsibility for the investment activities of the Funds, including their investments in the Subsidiaries, and each Fund's role as the sole shareholder of its respective Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiaries, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Funds in managing each Subsidiary's portfolio. It is not currently expected that shares of the Subsidiaries will be sold or offered to investors other than the Funds.

Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or the Subsidiaries to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay a Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK – The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in high yield debt securities, the securities underlying the Fund's derivative investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.

LARGE-CAPITALIZATION SECURITIES RISK – The Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, S&P 500 2x Strategy Fund, Nova Fund, NASDAQ-100® Fund, All-Cap Opportunity Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Multi-Hedge Strategies Fund and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Conversely, the Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, and Inverse S&P 500 Strategy Fund are subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund and, in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund and certain of the underlying funds will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments

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may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund or an underlying fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's or an underlying fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund or an underlying fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's or an underlying fund's portfolio, the ability of the Fund or an underlying fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's or an underlying fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an underlying fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's or an underlying fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the All-Cap Opportunity Fund, Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund, International Opportunity Fund, Managed Futures Strategy Fund, and Asset Allocation Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. For the Mid-Cap 1.5x Strategy Fund, All-Cap Opportunity Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Sector Funds, Japan 2x Strategy Fund, Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund, Real Estate Fund and Asset Allocation Funds, medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. For the Inverse Mid-Cap Strategy Fund or the underlying funds, medium-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

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NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy, or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds' strategies, may frequently involve buying and selling portfolio securities to rebalance the Fund's or an underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SECTOR CONCENTRATION RISK – The Sector Concentration Risk applicable to each Fund is as follows:

BANKING SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the banking sector that the Banking Fund purchases will underperform the market as a whole. To the extent that the Banking Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. For example, Government regulation may limit both the amounts and types of loans and financial commitments banking companies can make, and the interest rates and fees they can charge and the amount of capital they must maintain, which may affect the profitability of banking companies. Credit losses resulting from financial difficulties of borrowers also can negatively affect the performance of Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

BASIC MATERIALS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the basic materials sector that the Basic Materials Fund purchases will underperform the market as a whole. To the extent that the Basic Materials Fund's investments are concentrated in issuers conducting business in the basic materials sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. Dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

BIOTECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the biotechnology sector that the Biotechnology Fund purchases will underperform the market as a whole. To the extent that the Biotechnology Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the consumer products sector that the Consumer Products Fund purchases will underperform the market as a whole. To the extent that the Consumer Product Fund's investments are concentrated in issuers conducting business in the consumer products sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

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ELECTRONICS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the electronics sector that the Electronics Fund purchases will underperform the market as a whole. To the extent that the Electronics Fund's investments are concentrated in issuers conducting business in the electronics sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs, and may face competition from subsidized foreign competitors with lower production costs.

ENERGY SECTOR CONCENTRATION RISK – The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that the Energy Fund, Commodities Strategy Fund and Managed Futures Strategy Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, purchase will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Funds' or underlying funds' investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

ENERGY SERVICES SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the energy services sector that the Energy Services Fund purchases will underperform the market as a whole. To the extent that the Energy Services Fund's investments are concentrated in issuers conducting business in the energy services sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

FINANCIAL SERVICES SECTOR CONCENTRATION RISK – Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

HEALTH CARE SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the health care sector that the Health Care Fund purchases will underperform the market as a whole. To the extent that the Health Care Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of

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products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

INTERNET SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the Internet sector that the Internet Fund purchases will underperform the market as a whole. To the extent that the Internet Fund's investments are concentrated in issuers conducting business in the Internet sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

LEISURE SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the leisure sector that the Leisure Fund purchases will underperform the market as a whole. To the extent that the Leisure Fund's investments are concentrated in issuers conducting business in the leisure sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

PRECIOUS METALS SECTOR CONCENTRATION RISK – The risk that the relatively few securities of, or financial instruments tied to the performance of, issuers in the mining industry that the Precious Metals Fund, Managed Futures Strategy Fund and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, purchase will underperform the market as a whole. To the extent that the Precious Metals Fund's, Managed Futures Strategy Fund's or underlying fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals and securities of Precious Metals Companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

REAL ESTATE SECTOR CONCENTRATION RISK – The risk that the securities of real estate companies that the Real Estate Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds purchase will underperform the market as a whole. To the extent that the Fund's or underlying funds' investments are concentrated in real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies may also subject the Fund or underlying fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the Fund's or underlying funds' investments in REITs.

RETAILING SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the retailing sector that the Retailing Fund purchases will underperform the market as a whole. To the extent that the Retailing Fund's investments are concentrated in issuers conducting business in the retailing sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic

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conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

TECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the NASDAQ-100® 2x Strategy Fund's, Inverse NASDAQ-100® Strategy Fund's, NASDAQ-100® Fund's and Technology Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the telecommunications sector that the Telecommunications Fund purchases will underperform the market as a whole. To the extent that the Telecommunications Fund's investments are concentrated in issuers conducting business in the telecommunications sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

TRANSPORTATION SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the transportation sector that the Transportation Fund purchases will underperform the market as a whole. To the extent that the Transportation Fund's investments are concentrated in issuers conducting business in the transportation sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

UTILITIES SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the utilities sector that the Utilities Fund purchases will underperform the market as a whole. To the extent that the Utilities Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

SHORT SALES RISK – Short sales are transactions in which the Fund or in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, sell a security they do not own. To complete the transaction, the Fund or an underlying fund must borrow the security to make delivery to the buyer. The Fund or underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying fund. If the underlying security goes down in price between the time the Fund or underlying fund sells the security and buys it back, the Fund or underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying fund will realize a loss on the transaction. Any such loss is increased by the amount

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of premium or interest the Fund or underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. The Fund or underlying fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's or an underlying fund's needs for immediate cash or other liquidity. The Fund's or an underlying fund's investment performance may also suffer if the Fund or underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or underlying fund to deliver the securities the Fund or underlying fund borrowed at the commencement of the short sale and the Fund or underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund or underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's or an underlying fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund or an underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund or underlying fund on the investment of the cash generated by the short sale. When the Fund or an underlying fund sells short an equity security that pays a dividend, the Fund or underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund or the underlying fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's or an underlying fund's unrealized gain or reduces the Fund's or an underlying fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund or an underlying fund is obligated to pay is greater than the interest earned by the Fund or an underlying fund on investments, the performance of the Fund or an underlying fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund or an underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. For the Russell 2000® 1.5x Strategy Fund, All-Cap Opportunity Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Sector Funds, Japan 2x Strategy Fund, Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund, Real Estate Fund and Asset Allocation Funds, small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. For the Inverse Russell 2000® 2x Strategy Fund and Inverse Russell 2000® Strategy Fund, small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

STABLE PRICE PER SHARE RISK – For the Asset Allocation Funds, certain of the underlying funds, are subject to Stable Price Per Share Risk. The U.S. Government Money Market Fund's assets are valued using the amortized cost method, which enables the U.S. Government Money Market Fund to maintain a stable price of $1.00 per share. Although the U.S. Government Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The U.S. Government Money Market Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Please see the Statement of Additional Information under "Special Considerations Applicable to the Funds" for additional discussion of this issue.

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TAX RISK – As noted under "Commodity-Linked Derivative Investment Risk" above, the Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund and certain of the underlying funds invest will not be considered qualifying income after September 30, 2006. The Fund and affiliated underlying funds will therefore restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income.

The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the affiliated underlying funds, have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the Fund and certain of the affiliated underlying funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor believes it can continue to successfully operate the Fund and affiliated underlying funds in a manner consistent with the Fund's and affiliated underlying funds current investment objective by investing in these commodities-linked structured notes. See "Additional Tax Information" for more information.

In addition, the Commodities Strategy Fund's, Multi-Hedge Strategies Fund's and Managed Futures Strategy Fund's investment in their respective subsidiaries is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds have received a private letter ruling from the IRS that concludes that income from each Fund's investment in its Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended. Please see "Additional Tax Information" for more information.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

In addition, because the Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, S&P 500 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse Government Long Bond Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

The Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may be more significant for the Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and Government Long Bond 1.2x Strategy Fund compared to other Rydex|SGI Funds due to the Funds' consistent application of leverage to increase exposure to their respective underlying indices.

The prices of the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund are calculated at the close of the U.S. markets using fair value prices. Due to the differences in times between the close of the European and Japanese markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or

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exchanges. On a daily basis, the Funds are priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund may be higher than for other Rydex|SGI Funds.

TRADING HALT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the underlying funds, typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund or an underlying fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund or an underlying fund prices its shares may limit the Fund's or an underlying fund's ability to use leverage and may prevent the Fund or an underlying fund from achieving its investment objective. In such an event, the Fund or an underlying fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

VALUE STOCKS RISK – Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. Over time, a value investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, a Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

FUND BENCHMARKS

The Domestic Equity Funds, International Equity Funds, Specialty Funds (except for the Real Estate Fund), and Managed Futures Strategy Fund seek to provide investment results that match or correlate to the performance of a specific benchmark. Additional information about each benchmark is set forth below.

S&P GSCITM COMMODITY INDEX – The S&P GSCITM Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The S&P GSCITM Commodity Index is significantly different than the return from buying physical commodities.

STANDARD & POOR'S DIVERSIFIED TRENDS INDICATOR® ("S&P DTI") – The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is constructed using a rules-based strategy that targets particular risk and return characteristics of an asset class or segment of the market. The S&P DTI does not intend to passively represent the commodities markets. Instead, the S&P DTI follows a quantitative methodology to track the prices of a diversified portfolio of 24 futures contracts ("components"). The components are grouped into sectors that are designed to reflect and track (price) trends while maintaining low volatility. The exposure of the components is divided equally (50%/50%) between tangible commodities and financials in order to increase the internal non-correlation among the components, which generally helps to mitigate the risk, and to increase the liquidity of an investment in the components of the S&P DTI. Commodity sector weights are based on generally known world production levels. Weightings of the financial sectors are based on, but not directly proportional to, gross domestic product (GDP). Components of each sector are chosen based on fundamental characteristics and liquidity. The methodology of the S&P DTI is designed with a focus on capturing both up and down price trends. Systematic rules are employed to establish a "long" or "short" component position. Sectors are rebalanced monthly; components are rebalanced annually.

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More detailed information about certain of the Funds' underlying indices can be found in the SAI under "Descriptions of the Benchmarks."

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to investment advisory agreements between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
DOW 2x STRATEGY FUND	0.90%
NASDAQ-100® 2x STRATEGY FUND	0.90%
S&P 500 2x STRATEGY FUND	0.90%
INVERSE DOW 2x STRATEGY FUND	0.90%
INVERSE MID-CAP STRATEGY FUND	0.90%
INVERSE NASDAQ-100® STRATEGY FUND	0.90%
INVERSE RUSSELL 2000® STRATEGY FUND	0.90%
INVERSE S&P 500 STRATEGY FUND	0.90%
MID-CAP 1.5x STRATEGY FUND	0.90%
NOVA FUND	0.75%
NASDAQ-100® FUND	0.75%
RUSSELL 2000® 1.5x STRATEGY FUND	0.90%
ALL-CAP OPPORTUNITY FUND	0.90%
S&P 500 PURE GROWTH FUND	0.75%
S&P 500 PURE VALUE FUND	0.75%
S&P MIDCAP 400 PURE GROWTH FUND	0.75%
S&P MIDCAP 400 PURE VALUE FUND	0.75%
S&P SMALLCAP 600 PURE GROWTH FUND	0.75%
S&P SMALLCAP 600 PURE VALUE FUND	0.75%
SECTOR FUNDS (EXCEPT FOR THE PRECIOUS METALS FUND)	0.85%
PRECIOUS METALS FUND	0.75%
EUROPE 1.25x STRATEGY FUND	0.90%
JAPAN 2x STRATEGY FUND	0.75%
INTERNATIONAL OPPORTUNITY FUND	0.90%
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	0.50%
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	0.90%
MULTI-HEDGE STRATEGIES FUND	1.15%
ALTERNATIVE STRATEGIES ALLOCATION FUND	0.00%
COMMODITIES STRATEGY FUND	0.75%
MANAGED FUTURES STRATEGY FUND	0.90%
REAL ESTATE FUND	0.85%
STRENGTHENING DOLLAR 2x STRATEGY FUND	0.90%
WEAKENING DOLLAR 2x STRATEGY FUND	0.90%
ALL-ASSET AGGRESSIVE STRATEGY FUND	0.00%
ALL-ASSET MODERATE STRATEGY FUND	0.00%
ALL-ASSET CONSERVATIVE STRATEGY FUND	0.00%

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The International Opportunity Fund is sub-advised by Valu-Trac. The Advisor pays the Fund's Sub-Advisor out of the advisory fees it receives. The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees that are affiliated with the Advisor.

As part of its agreement with the Trust, the Advisor will pay all expenses of the Alternative Strategies Allocation Fund, Multi-Hedge Strategies Fund and Asset Allocation Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, acquired fund fees and expenses, and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses and extraordinary expenses.

In addition, the Advisor has contractually agreed to waive the management fee it receives from the Multi-Hedge Strategies Fund, Commodities Strategy Fund, and Managed Futures Strategy Fund in an amount equal to the management fee paid to the Advisor by each Fund's respective Subsidiary as discussed in more detail under "Management of the Subsidiaries." The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor.

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

MANAGEMENT OF THE SUBSIDIARIES

As with the Funds, the Advisor is responsible for the selection of each Subsidiary's investments and the administration of each Subsidiary's investment program pursuant to separate investment advisory agreements between the Advisor and each Subsidiary. Under the advisory agreements, the Advisor provides the Subsidiaries with the same type of management, under the same terms, as are provided to the Funds. The Subsidiaries have also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Funds.

Each Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary's portfolio, as follows:

SUBSIDIARY	ADVISORY FEE
MANAGED FUTURES STRATEGY FUND CFC	0.90%
MULTI-HEDGE STRATEGIES FUND CFC	1.15%
COMMODITIES STRATEGY FUND CFC	0.75%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by that Fund's Subsidiary. This undertaking will continue in effect for so long as each Fund invests in its Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Funds' Board of Trustees for such termination. The rate of the management fee paid directly or indirectly by each Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and its Subsidiary, and may not increase without the prior approval of the Board and a majority of the Fund's shareholders. Each Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds' assets. Therefore, it is expected that each Fund's investment in its Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and its Subsidiary. Please see the SAI for more information about the organization and management of the Subsidiaries.

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INVESTMENT SUB-ADVISER

VALU-TRAC INVESTMENT MANAGEMENT LIMITED

Valu-Trac Investment Management Limited, an SEC registered investment adviser, is located in Orton, Fochabers, Moray, Scotland, UK IV32 7QE, and serves as investment sub-adviser to the International Opportunity Fund. Valu-Trac, a wholly-owned subsidiary of Valu-Trac Limited, specializes in international investments and is responsible for the development and ongoing maintenance of the investment management strategy used by the International Opportunity Fund.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of all of the Funds, with the exception of the Equity Market Neutral Fund.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

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SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund, except for the Asset Allocation Funds, Alternative Strategies Allocation Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, and International Equity Funds, generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV. Each Asset Allocation Fund and the Alternative Strategies Allocation Fund generally values shares of the underlying funds at their NAV and other investments at market prices. The Commodities Strategy Fund and the Managed Futures Strategy Fund will regularly value their investments in structured notes at fair value and other investments at market prices.

The International Equity Funds generally value their assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the International Equity Funds price their shares at the close of the NYSE. As such, the value assigned to the International Equity Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Managed Futures Strategy Fund each may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of each Subsidiary's shares will fluctuate with the value of the Subsidiary's portfolio investments. Each Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHORT INTEREST EXPENSE – "Short Interest Expense" occurs because the Inverse Government Long Bond Strategy Fund short-sells a Bond to gain the inverse exposure necessary to meet its investment

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objective. The Fund must pay out the coupon rate of the Bond to the purchaser and records this as an expense. The expense is offset – in its entirety or in part – by the income derived from the short-sale and/or by earnings on the proceeds of the short-sale. Short Interest Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather, it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

SHORT DIVIDEND EXPENSE – "Short Dividend Expense" occurs because the Multi-Hedge Strategies Fund and Managed Futures Strategy Fund short-sell equity securities to gain the inverse exposure necessary to meet their respective investment objectives. Each Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

TOTAL OTHER EXPENSES – For the Commodities Strategy Fund and Multi-Hedge Strategies Fund, "Total Other Expenses" includes transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated in the table under "Fees and Expenses of the Fund." "Total Other Expenses" include "Other Expenses of the Subsidiary."

For the Managed Futures Strategy Fund, "Total Other Expenses" includes index licensing fees, transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated. A portion of the index licensing fee is embedded in the purchase price of certain structured notes in which the Fund may invest and is not reflected in "Total Other Expenses." Thus, the amount of index license fees paid directly by the Fund, or paid indirectly as an embedded fee within the structured notes, will vary depending on how much of the Fund's assets are invested in structured notes.

ACQUIRED FUND FEES AND EXPENSES – As a shareholder in certain funds (the "Acquired Funds"), the International Opportunity Fund, Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund and Asset Allocation Funds will each indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). However, the Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government Bond Market is closed, including Columbus Day and Veterans' Day. In addition, on any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

228

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Domestic Equity Funds, Sector Funds, International Equity Funds, Specialty Funds, and Fixed Income Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

Unlike most other Rydex|SGI Funds, the Opportunistic Funds, Alternative Funds, and Asset Allocation Funds are not suitable for purchase by active investors. Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Funds are sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Funds expect that all shares of the Funds will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Funds' ability to prevent frequent trading of the Funds will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the Government Long Bond 1.2x Strategy Fund which declares and pays dividends daily to the insurance company. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

PROSPECTUS
229

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

230

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Dow 2x Strategy Fund
December 31, 2009†††	$48.25	$0.22	$17.57	$17.79	$—	$—	$—	$66.04	36.90%	1.75%	0.48%	80%	$19,859
December 31, 2008†††	128.50	.75	(80.11)	(79.36)	(.90)	—	(.90)	48.25	(61.71)%	1.68%	0.90%	78%	36,348
December 31, 2007†††	134.45	1.80	9.65	11.45	(1.50)	(15.90)	(17.40)	128.50	8.15%	1.63%	1.22%	105%	44,825
December 31, 2006†††	115.50	2.00	32.90	34.90	(.75)	(15.20)	(15.95)	134.45	30.54%	1.65%	1.52%	224%	45,365
December 31, 2005†††	129.45	1.20	(6.25)	(5.05)	(.85)	(8.05)	(8.90)	115.50	(3.81)%	1.67%	1.03%	666%	12,920
NASDAQ-100® 2x Strategy Fund
December 31, 2009	8.20	(.14)	9.80	9.66	—	—	—	17.86	117.80%	1.75%	(1.19)%	80%	36,112
December 31, 2008	29.98	(.10)	(21.66)	(21.76)	(.02)	—	(.02)	8.20	(72.60)%	1.72%	(0.53)%	175%	23,347
December 31, 2007	23.46	.13	6.49	6.62	(.10)	—	(.10)	29.98	28.20%	1.66%	0.45%	203%	65,069
December 31, 2006	22.39	.03	1.06	1.09	(.02)	—	(.02)	23.46	4.86%	1.65%	0.14%	250%	29,673
December 31, 2005	23.09	(.09)	(.61)	(.70)	—	—	—	22.39	(3.03)%	1.65%	(0.42)%	343%	44,313

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009—Dow 2x Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—S&P 500 2x Strategy Fund.

PROSPECTUS
231

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
S&P 500 2x Strategy Fund
December 31, 2009†††	$61.59	$(.19)	$28.76	$28.57	$(.51)	$—	$(.51)	$89.65	46.40%	1.71%	(0.30)%	204%	$28,872
December 31, 2008†††	192.40	.70	(131.50)	(130.80)	—	—	—	61.59	(67.98)%	1.67%	0.56%	305%	26,513
December 31, 2007†††	217.10	2.60	(.80)	1.80	(2.30)	(24.20)	26.50	192.40	0.61%	1.62%	1.12%	104%	36,429
December 31, 2006†††	183.70	2.30	41.20	43.50	(2.00)	(8.10)	(10.10)	217.10	23.70%	1.64%	1.13%	168%	37,663
December 31, 2005†††	198.30	1.00	5.30	6.30	(.20)	(20.70)	(20.90)	183.70	3.38%	1.65%	0.55%	585%	25,397
Inverse Dow 2x Strategy Fund
December 31, 2009	35.61	(.47)	(15.43)	(15.90)	—	—	—	19.71	(44.65)%	1.74%	(1.61)%	—	18,021
December 31, 2008	28.79	(.01)	18.12	18.11	(.18)	(11.11)	(11.29)	35.61	60.84%	1.69%	(0.03)%	—	11,703
December 31, 2007	33.34	1.02	(4.06)	(3.04)	(1.51)	—	(1.51)	28.79	(8.99)%	1.66%	3.36%	—	11,885
December 31, 2006	43.20	1.35	(10.75)	(9.40)	(.46)	—	(.46)	33.34	(21.77)%	1.64%	3.61%	—	17,053
December 31, 2005	43.22	.74	(.06)	.68	(.70)	—	(.70)	43.20	1.63%	1.65%	1.67%	—	7,257
Inverse Mid-Cap Strategy Fund
December 31, 2009	46.80	(0.61)	(15.90)	(16.51)	—	—	—	30.29	(35.28)%	1.71%	(1.58)%	—	4,677
December 31, 2008	35.03	.05	12.04	12.09	(.32)	—	(.32)	46.80	34.42%	1.67%	0.12%	—	4,813
December 31, 2007	36.96	1.06	(1.81)	(.75)	(1.18)	—	(1.18)	35.03	(1.98)%	1.67%	3.04%	—	3,029
December 31, 2006	39.15	1.32	(2.83)	(1.51)	(.68)	—	(.68)	36.96	(3.83)%	1.65%	3.49%	—	5,959
December 31, 2005	44.03	.70	(4.31)	(3.61)	(1.27)	—	(1.27)	39.15	(8.16)%	1.64%	1.65%	—	2,846
Inverse NASDAQ-100® Strategy Fund
December 31, 2009	25.05	(.31)	(9.72)	(10.03)	(.02)	—	(.02)	15.00	(40.05)%	1.75%	(1.61)%	—	14,309
December 31, 2008	16.99	.02	8.13	8.15	(.09)	—	(.09)	25.05	47.96%	1.70%	0.08%	—	12,127
December 31, 2007	19.79	.64	(2.87)	(2.23)	(.57)	—	(.57)	16.99	(11.28)%	1.68%	3.40%	—	13,640
December 31, 2006	21.51	.74	(1.07)	(.33)	(1.39)	—	(1.39)	19.79	(1.40)%	1.64%	3.35%	—	23,929
December 31, 2005	21.24	.33	(.06)	.27	—	—	—	21.51	1.27%	1.63%	1.49%	—	19,648
Inverse Russell 2000® Strategy Fund
December 31, 2009	42.70	(.56)	(13.47)	(14.03)	—	—	—	28.67	(32.86)%	1.73%	(1.60)%	—	11,433
December 31, 2008	34.66	.08	8.54	8.62	(.58)	—	(.58)	42.70	24.69%	1.69%	0.22%	—	7,778
December 31, 2007	34.61	1.10	.76	1.86	(1.81)	—	(1.81)	34.66	5.37%	1.67%	3.19%	—	11,535
December 31, 2006	40.60	1.30	(6.16)	(4.86)	(1.13)	—	(1.13)	34.61	(11.95)%	1.64%	3.48%	—	12,237
December 31, 2005	42.83	.65	(1.98)	(1.33)	(.90)	—	(.90)	40.60	(3.07)%	1.63%	1.49%	—	11,850

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009—Dow 2x Strategy Fund;
October 27, 2006—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Russell 2000® 2x Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—S&P 500 2x Strategy Fund.

232

												RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Other Capital Items		NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Inverse S&P 500 Strategy Fund
December 31, 2009	$58.44	$(.84)	$(15.26)	$(16.10)	$—	$—	$—	$—		$42.34	(27.55)%	1.72%	1.72%	1.72%	(1.57)%	—	$22,964
December 31, 2008	42.21	(.07)	16.17	16.10	(.36)	—	(.36)	.49	▲	58.44	39.25%	1.67%	1.67%	1.67%	(0.14)%	—	23,877
December 31, 2007†††	43.90	1.35	(1.00)	.35	(2.04)	—	(2.04)	—		42.21	0.83%	1.63%	1.63%	1.63%	3.04%	—	21,581
December 31, 2006†††	51.50	1.70	(5.60)	(3.90)	(3.70)	—	(3.70)	—		43.90	(7.50)%	1.63%	1.63%	1.63%	3.29%	—	19,025
December 31, 2005†††	51.90	.80	(1.20)	(.40)	—	—	—	—		51.50	(0.77)%	1.70%	1.70%	1.70%	1.46%	—	32,505
Mid-Cap 1.5x Strategy Fund
December 31, 2009	9.81	(.07)	5.22	5.15	(.01)	—	(.01)	—		14.95	52.40%	1.71%	1.71%	1.71%	(0.58)%	61%	14,376
December 31, 2008	21.72	.01	(11.92)	(11.91)	—	—	—	—		9.81	(54.83)%	1.66%	1.66%	1.66%	0.07%	163%	13,150
December 31, 2007	24.20	.28	.65	.93	(.40)	(3.01)	(3.41)	—		21.72	3.60%	1.64%	1.64%	1.64%	1.05%	368%	27,893
December 31, 2006	30.15	.11	3.23	3.34	(.13)	(9.16)	(9.29)	—		24.20	10.46%	1.64%	1.64%	1.64%	0.34%	478%	38,986
December 31, 2005	26.50	(.02)	3.75	3.73	—	(.08)	(.08)	—		30.15	14.07%	1.65%	1.65%	1.65%	(0.05)%	573%	51,197
Nova Fund
December 31, 2009†††	45.50	0.09	16.06	16.15	(0.49)	—	(0.49)	—		61.16	35.51%	1.55%	1.55%	1.55%	0.19%	84%	50,561
December 31, 2008†††	100.60	.60	(55.40)	(54.80)	(.30)	—	(.30)	—		45.50	(54.47)%	1.52%	1.52%	1.52%	0.75%	182%	35,087
December 31, 2007†††	100.90	1.20	—	1.20	(1.50)	—	(1.50)	—		100.60	1.13%	1.46%	1.46%	1.46%	1.12%	94%	82,191
December 31, 2006†††	85.60	1.10	15.40	16.50	(1.20)	—	(1.20)	—		100.90	19.27%	1.48%	1.48%	1.48%	1.18%	211%	134,477
December 31, 2005†††	82.60	.50	2.80	3.30	(.30)	—	(.30)	—		85.60	3.97%	1.53%	1.53%	1.53%	0.60%	381%	132,018

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—December 31, 2006 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007—Inverse S&P 500 Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Nova Fund.

  ▲  Excluding the Capital Contribution, the Fund's total return would have been 38.09%.

PROSPECTUS
233

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
NASDAQ-100® Fund
December 31, 2009	$10.50	$(.12)	$5.58	$5.46	$—	$—	$—	$15.96	52.00%	1.59%	(0.94)%	59%	$57,542
December 31, 2008	18.12	(.09)	(7.51)	(7.60)	(.02)	—	(.02)	10.50	(41.91)%	1.55%	(0.62)%	107%	32,986
December 31, 2007	15.39	.03	2.71	2.74	(.01)	—	(.01)	18.12	17.82%	1.51%	0.18%	110%	82,492
December 31, 2006	14.55	(.07)	.91	.84	—	—	—	15.39	5.77%	1.49%	(0.50)%	152%	72,871
December 31, 2005	14.39	(.09)	.25	.16	—	—	—	14.55	1.11%	1.50%	(0.68)%	294%	102,487
Russell 2000® 1.5x Strategy Fund
December 31, 2009	16.57	(.14)	5.65	5.51	—	—	—	22.08	33.31%	1.74%	(0.83)%	376%	10,587
December 31, 2008	34.20	.01	(17.58)	(17.57)	(.06)	—	(.06)	16.57	(51.36)%	1.68%	0.05%	490%	13,978
December 31, 2007	41.14	.49	(3.26)	(2.77)	(.96)	(3.21)	(4.17)	34.20	(6.74)%	1.66%	1.16%	354%	21,879
December 31, 2006	34.14	.19	6.93	7.12	(.12)	—	(.12)	41.14	20.85%	1.64%	0.49%	380%	73,112
December 31, 2005	33.65	.01	1.31	1.32	(.83)	—	(.83)	34.14	3.91%	1.63%	0.04%	404%	38,589
S&P 500 Pure Growth Fund
December 31, 2009	16.47	(.10)	7.88	7.78	—	—	—	24.25	47.24%	1.55%	(0.53)%	497%	34,481
December 31, 2008	27.36	(.09)	(10.80)	(10.89)	—	—	—	16.47	(39.80)%	1.51%	(0.40)%	360%	13,207
December 31, 2007	26.68	(.16)	1.46	1.30	—	(.62)	(.62)	27.36	4.87%	1.48%	(0.57)%	521%	36,275
December 31, 2006	25.69	(.17)	1.56	1.39	—	(.40)	(.40)	26.68	5.40%	1.49%	(0.66)%	612%	23,568
December 31, 2005	25.75	(.01)	.47	.46	(.02)	(.50)	(.52)	25.69	1.77%	1.52%	(0.03)%	1,111%	22,538
S&P 500 Pure Value Fund
December 31, 2009†††	45.81	0.65	22.78	23.43	(1.08)	—	(1.08)	68.16	51.22%	1.54%	1.18%	421%	27,851
December 31, 2008†††	126.85	2.35	(65.04)	(62.69)	(1.15)	(17.20)	(18.35)	45.81	(48.65)%	1.51%	2.42%	389%	9,479
December 31, 2007†††	158.90	2.10	(10.15)	(8.05)	(2.85)	(21.15)	24.00	126.85	(5.37)%	1.49%	1.28%	307%	24,799
December 31, 2006†††	139.50	1.95	22.65	24.60	(1.25)	(3.95)	(5.20)	158.90	17.66%	1.50%	1.29%	401%	83,323
December 31, 2005†††	138.40	1.05	4.75	5.80	(.75)	(3.95)	(4.70)	139.50	4.19%	1.50%	0.77%	493%	24,547

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009—S&P 500 Pure Value Fund.

234

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
S&P MidCap 400 Pure Growth Fund
December 31, 2009	$18.85	$(.25)	$10.96	$10.71	$—	$—	$—	$29.56	56.82%	1.55%	(1.01)%	244%	$44,918
December 31, 2008	29.51	(.24)	(10.42)	(10.66)	—	—	—	18.85	(36.12)%	1.51%	(0.89)%	381%	11,695
December 31, 2007	29.33	(.19)	2.69	2.50	—	(2.32)	(2.32)	29.51	8.42%	1.48%	(0.61)%	591%	25,940
December 31, 2006	30.24	(.28)	1.26	.98	—	(1.89)	(1.89)	29.33	3.13%	1.47%	(0.90)%	462%	15,440
December 31, 2005	27.13	(.20)	3.31	3.11	—	—	—	30.24	11.46%	1.52%	(0.70)%	1,178%	53,035
S&P MidCap 400 Pure Value Fund
December 31, 2009†††	43.46	.50	23.46	23.96	(.59)	—	(.59)	66.83	55.22%	1.54%	0.90%	321%	29,506
December 31, 2008†††	104.20	1.75	(47.84)	(46.09)	—	(14.65)	(14.65)	43.46	(43.63)%	1.51%	2.06%	255%	7,595
December 31, 2007†††	111.90	1.05	(6.45)	(5.40)	(2.20)	(.10)	(2.30)	104.20	(4.85)%	1.49%	0.87%	358%	15,998
December 31, 2006†††	96.35	1.40	15.05	16.45	(.90)	—	(.90)	111.90	17.08%	1.49%	1.37%	307%	28,254
December 31, 2005†††	135.40	.35	11.40	11.75	(1.00)	(49.80)	(50.80)	96.35	8.32%	1.48%	0.26%	1,133%	14,232
S&P SmallCap 600 Pure Growth Fund
December 31, 2009	17.78	(.23)	6.27	6.04	—	—	—	23.82	33.97%	1.56%	(1.13)%	633%	13,556
December 31, 2008	27.07	(.01)	(9.28)	(9.29)	—	—	—	17.78	(34.32)%	1.52%	(0.04)%	465%	13,717
December 31, 2007	29.92	(.28)	.30	.02	—	(2.87)	(2.87)	27.07	(0.11)%	1.49%	(0.90)%	573%	12,428
December 31, 2006	28.64	(.31)	2.54	2.23	—	(.95)	(.95)	29.92	7.73%	1.49%	(1.01)%	769%	23,300
December 31, 2005	28.55	(.21)	2.00	1.79	—	(1.70)	(1.70)	28.64	6.20%	1.50%	(0.72)%	737%	24,308
S&P SmallCap 600 Pure Value Fund
December 31, 2009†††	50.83	(.26)	31.93	31.67	(.98)	—	(.98)	81.52	62.33%	1.55%	(0.37)%	380%	13,562
December 31, 2008†††	91.10	1.20	(40.87)	(39.67)	(.60)	—	(.60)	50.83	(43.50)%	1.52%	1.60%	391%	10,310
December 31, 2007†††	143.00	.95	(29.85)	(28.90)	(.30)	(22.70)	(23.00)	91.10	(20.36)%	1.49%	0.66%	241%	9,710
December 31, 2006†††	128.35	.90	23.70	24.60	(.85)	(9.10)	(9.95)	143.00	19.21%	1.49%	0.64%	433%	34,124
December 31, 2005†††	144.20	(.25)	5.65	5.40	—	(21.25)	(21.25)	128.35	3.64%	1.47%	(0.16)%	825%	19,035

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009—S&P MidCap 400 Pure Value Fund, and S&P SmallCap 600 Pure Value Fund.

PROSPECTUS
235

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Banking Fund
December 31, 2009	$13.40	$0.08	$(0.54)	$(0.46)	$(0.42)	$—	$(0.42)	$12.52	(3.43)%	1.66%	0.70%	731%	$4,639
December 31, 2008	22.80	.48	(9.86)	(9.38)	(.02)	—	(.02)	13.40	(41.16)%	1.63%	2.87%	521%	22,968
December 31, 2007	32.44	.56	(9.32)	(8.76)	(.88)	—	(.88)	22.80	(27.08)%	1.59%	1.85%	405%	9,186
December 31, 2006	29.69	.44	2.89	3.33	(.58)	—	(.58)	32.44	11.25%	1.59%	1.42%	259%	24,348
December 31, 2005	36.29	.44	(1.52)	(1.08)	(.49)	(5.03)	(5.52)	29.69	(2.77)%	1.58%	1.34%	532%	14,580
Basic Materials Fund
December 31, 2009	19.38	.17	10.58	10.75	(.06)	(.85)	(.91)	29.22	55.46%	1.65%	0.69%	377%	46,522
December 31, 2008	41.66	.06	(19.38)	(19.32)	(.27)	(2.69)	(2.96)	19.38	(45.40)%	1.60%	0.15%	191%	23,788
December 31, 2007	33.33	.11	11.21	11.32	(.05)	(2.94)	(2.99)	41.66	33.97%	1.58%	0.28%	244%	95,591
December 31, 2006	27.87	.32	5.90	6.22	(.31)	(.45)	(.76)	33.33	22.29%	1.60%	1.02%	225%	58,622
December 31, 2005	32.66	.12	.80	.92	(.13)	(5.58)	(5.71)	27.87	4.04%	1.57%	0.41%	364%	28,317
Biotechnology Fund
December 31, 2009	19.03	(.25)	3.74	3.49	—	—	—	22.52	18.34%	1.68%	(1.25)%	388%	13,144
December 31, 2008	21.57	(.26)	(2.28)	(2.54)	—	—	—	19.03	(11.78)%	1.63%	(1.25)%	351%	35,296
December 31, 2007	20.66	(.26)	1.17	.91	—	—	—	21.57	4.40%	1.59%	(1.20)%	660%	13,927
December 31, 2006	21.37	(.32)	(.39)	(.71)	—	—	—	20.66	(3.32)%	1.59%	(1.48)%	379%	10,754
December 31, 2005	19.31	(.31)	2.37	2.06	—	—	—	21.37	10.67%	1.66%	(1.59)%	652%	36,086
Consumer Products Fund
December 31, 2009	27.51	.41	4.85	5.26	(.52)	—	(.52)	32.25	19.12%	1.66%	1.43%	259%	21,252
December 31, 2008	37.02	.40	(9.09)	(8.69)	(.06)	(.76)	(.82)	27.51	(23.39)%	1.61%	1.21%	297%	24,833
December 31, 2007	36.55	.42	3.69	4.11	(.69)	(2.95)	(3.64)	37.02	11.08%	1.59%	1.10%	260%	40,847
December 31, 2006	31.63	.48	5.03	5.51	(.27)	(.32)	(.59)	36.55	17.42%	1.59%	1.41%	219%	43,007
December 31, 2005	32.95	.14	(.26)	(.12)	(.17)	(1.03)	(1.20)	31.63	(0.40)%	1.58%	0.42%	357%	22,177

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

236

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Electronics Fund
December 31, 2009	$6.82	$(.02)	$4.92	$4.90	$—	$—	$—	$11.72	71.85%	1.64%	(0.19)%	445%	$25,029
December 31, 2008	13.67	(.02)	(6.83)	(6.85)	—	—	—	6.82	(50.11)%	1.61%	(0.15)%	940%	1,877
December 31, 2007	14.02	(.11)	(.24)	(.35)	—	—	—	13.67	(2.50)%	1.59%	(0.73)%	1,009%	2,943
December 31, 2006	13.68	(.15)	.49	.34	—	—	—	14.02	2.49%	1.59%	(1.02)%	477%	3,856
December 31, 2005	13.17	(.16)	.67	.51	—	—	—	13.68	3.87%	1.62%	(1.24)%	1,136%	8,306
Energy Fund
December 31, 2009	20.49	.11	7.73	7.84	—	(1.96)	(1.96)	26.37	38.50%	1.65%	0.48%	206%	39,353
December 31, 2008	39.83	(.03)	(18.29)	(18.32)	—	(1.02)	(1.02)	20.49	(46.03)%	1.60%	(0.08)%	154%	30,843
December 31, 2007	33.14	(.11)	11.01	10.90	—	(4.21)	(4.21)	39.83	33.22%	1.58%	(0.27)%	217%	101,458
December 31, 2006	39.20	(.13)	5.28	5.15	—	(11.21)	(11.21)	33.14	11.93%	1.59%	(0.31)%	146%	70,190
December 31, 2005	29.68	— §	11.44	11.44	(.01)	(1.91)	(1.92)	39.20	38.54%	1.59%	(0.01)%	351%	83,437
Energy Services Fund
December 31, 2009	14.18	(.06)	8.89	8.83	—	(1.05)	(1.05)	21.96	62.42%	1.65%	(0.30)%	247%	41,500
December 31, 2008	38.67	(.28)	(21.79)	(22.07)	—	(2.42)	(2.42)	14.18	(57.60)%	1.60%	(0.78)%	122%	21,598
December 31, 2007	29.79	(.34)	11.37	11.03	—	(2.15)	(2.15)	38.67	37.10%	1.58%	(0.91)%	193%	95,917
December 31, 2006	30.92	(.37)	4.01	3.64	—	(4.77)	(4.77)	29.79	10.98%	1.59%	(1.08)%	184%	43,910
December 31, 2005	20.85	(.30)	10.37	10.07	—	—	—	30.92	48.30%	1.61%	(1.17)%	317%	79,722
Financial Services Fund
December 31, 2009	11.41	.06	2.19	2.25	(.22)	—	(.22)	13.44	19.68%	1.64%	0.54%	357%	17,163
December 31, 2008	21.96	.32	(10.87)	(10.55)	—	—	—	11.41	(48.04)%	1.61%	1.87%	422%	8,307
December 31, 2007	32.18	.28	(6.23)	(5.95)	(.66)	(3.61)	(4.27)	21.96	(18.80)%	1.59%	0.90%	525%	17,508
December 31, 2006	29.10	.26	4.59	4.85	(.39)	(1.38)	(1.77)	32.18	16.73%	1.59%	0.83%	330%	50,190
December 31, 2005	30.38	.28	.67	.95	(.25)	(1.98)	(2.23)	29.10	3.38%	1.59%	0.94%	549%	36,839

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  §  Less than $.01 per share.

PROSPECTUS
237

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Health Care Fund
December 31, 2009	$21.22	$0.04	$5.19	$5.23	$—	$—	$—	$26.45	24.65%	1.67%	0.17%	301%	$26,896
December 31, 2008	29.61	(— )§	(7.40)	(7.40)	—	(.99)	(.99)	21.22	(24.86)%	1.62%	(0.01)%	266%	35,778
December 31, 2007	28.41	(.01)	1.73	1.72	—	(.52)	(.52)	29.61	6.02%	1.59%	(0.02)%	424%	37,521
December 31, 2006	28.17	(.15)	1.59	1.44	—	(1.20)	(1.20)	28.41	5.11%	1.59%	(0.52)%	251%	40,825
December 31, 2005	25.46	(.16)	2.87	2.71	—	—	—	28.17	10.64%	1.60%	(0.62)%	330%	51,692
Internet Fund
December 31, 2009	9.84	(.19)	6.67	6.48	—	—	—	16.32	65.85%	1.64%	(1.36)%	274%	30,360
December 31, 2008	17.85	(.16)	(7.85)	(8.01)	—	—	—	9.84	(44.87)%	1.60%	(1.07)%	341%	2,405
December 31, 2007	16.17	(.05)	1.73	1.68	—	—	—	17.85	10.39%	1.54%	(0.29)%	432%	24,937
December 31, 2006	14.74	(.21)	1.64	1.43	—	—	—	16.17	9.70%	1.58%	(1.33)%	420%	9,381
December 31, 2005	17.01	(.21)	(.13)	(.34)	—	(1.93)	(1.93)	14.74	(1.38)%	1.61%	(1.36)%	676%	20,959
Leisure Fund
December 31, 2009	30.47	.06	11.13	11.19	—	—	—	41.66	36.72%	1.64%	0.17%	316%	11,722
December 31, 2008†††	636.60	(1.07)	(347.66)	(348.73)	—	(257.40)	(257.40)	30.47	(49.09)%	1.61%	(0.26)%	255%	1,601
December 31, 2007†††	785.70	(1.20)	(15.30)	(16.50)	—	(132.60)	(132.60)	636.60	(2.54)%	1.59%	(0.14)%	171%	15,311
December 31, 2006†††	658.80	(.60)	155.10	154.50	—	(27.60)	(27.60)	785.70	23.47%	1.60%	(0.07)%	221%	37,699
December 31, 2005†††	761.70	(5.70)	(30.90)	(36.60)	—	(66.30)	(66.30)	658.80	(4.87)%	1.56%	(0.79)%	369%	13,961
Precious Metals Fund
December 31, 2009	9.24	(.13)	4.68	4.55	—	—	—	13.79	49.24%	1.55%	(1.14)%	253%	86,277
December 31, 2008	15.04	(.09)	(5.71)	(5.80)	—	—	—	9.24	(38.56)%	1.50%	(0.66)%	228%	61,025
December 31, 2007	12.58	(.10)	2.56	2.46	—	—	—	15.04	19.55%	1.45%	(0.71)%	268%	91,613
December 31, 2006	10.36	(.03)	2.25	2.22	—	—	—	12.58	21.43%	1.49%	(0.26)%	228%	62,910
December 31, 2005	8.57	(.02)	1.81	1.79	—	—	—	10.36	20.89%	1.57%	(0.24)%	308%	68,241

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period ended December 31, 2004—December 7, 2008 have been restated to reflect a 1:30 reverse stock split effective December 8, 2008.

  §  Less than $.01 per share.

238

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Retailing Fund
December 31, 2009	$7.53	$(.02)	$3.35	$3.33	$—	$—	$—	$10.86	44.22%	1.65%	(0.19)%	470%	$15,488
December 31, 2008	11.27	(.02)	(3.70)	(3.72)	—	(.02)	(.02)	7.53	(32.95)%	1.62%	(0.17)%	460%	13,621
December 31, 2007	29.78	(.24)	(2.95)	(3.19)	—	(15.32)	(15.32)	11.27	(12.60)%	1.60%	(0.81)%	182%	4,651
December 31, 2006	27.85	(.11)	2.92	2.81	—	(.88)	(.88)	29.78	10.08%	1.59%	(0.37)%	227%	28,306
December 31, 2005	26.65	(.25)	1.70	1.45	—	(.25)	(.25)	27.85	5.48%	1.58%	(0.90)%	421%	17,616
Technology Fund
December 31, 2009	7.05	(.06)	3.98	3.92	—	—	—	10.97	55.60%	1.65%	(0.68)%	252%	39,967
December 31, 2008	16.27	(.08)	(7.39)	(7.47)	—	(1.75)	(1.75)	7.05	(45.41)%	1.60%	(0.63)%	277%	7,238
December 31, 2007	14.74	(.15)	1.68	1.53	—	—	—	16.27	10.38%	1.56%	(0.91)%	584%	33,123
December 31, 2006	13.92	(.16)	.98	.82	—	—	—	14.74	5.89%	1.59%	(1.09)%	403%	23,215
December 31, 2005	13.50	(.16)	.58	.42	—	—	—	13.92	3.11%	1.62%	(1.21)%	541%	19,145
Telecommunications Fund
December 31, 2009	7.94	.18	2.08	2.26	(.40)	—	(.40)	9.80	28.68%	1.66%	2.03%	694%	5,748
December 31, 2008	23.89	.24	(11.49)	(11.25)	(.05)	(4.65)	(4.70)	7.94	(45.34)%	1.61%	1.34%	341%	8,754
December 31, 2007	21.91	.05	1.97	2.02	(.04)	—	(.04)	23.89	9.23%	1.58%	0.20%	295%	31,781
December 31, 2006	18.81	.15	3.52	3.67	(.29)	(.28)	(.57)	21.91	19.51%	1.59%	0.72%	264%	33,337
December 31, 2005	20.53	.19	.06	.25	—	(1.97)	(1.97)	18.81	1.16%	1.60%	0.98%	362%	16,898
Transportation Fund
December 31, 2009	10.91	(.03)	1.92	1.89	(.12)	—	(.12)	12.68	17.39%	1.67%	(0.29)%	857%	8,462
December 31, 2008	14.85	.04	(3.80)	(3.76)	—	(.18)	(.18)	10.91	(25.26)%	1.62%	0.27%	544%	21,509
December 31, 2007	35.05	(.04)	(2.24)	(2.28)	—	(17.92)	(17.92)	14.85	(8.75)%	1.60%	(0.12)%	284%	8,513
December 31, 2006	32.64	(.24)	2.65	2.41	—	—	—	35.05	7.38%	1.59%	(0.68)%	249%	29,549
December 31, 2005	31.45	(.19)	2.64	2.45	—	(1.26)	(1.26)	32.64	8.48%	1.58%	(0.63)%	258%	31,378

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

PROSPECTUS
239

												RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments by Affiliates		NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Utilities Fund
December 31, 2009	$15.41	$0.41	$1.65	$2.06	$(1.06)	$—	$(1.06)	$—		$16.41	13.80%	1.67%	2.69%	309%	$15,814
December 31, 2008	22.29	.37	(6.97)	(6.60)	(.08)	(.20)	(.28)	—		15.41	(29.57)%	1.61%	1.90%	293%	34,343
December 31, 2007	22.38	.32	2.59	2.91	(.39)	(2.61)	(3.00)	—		22.29	12.86%	1.58%	1.32%	244%	65,532
December 31, 2006	19.09	.36	3.64	4.00	(.49)	(.22)	(.71)	—		22.38	20.96%	1.59%	1.73%	169%	71,719
December 31, 2005	17.34	.34	1.50	1.84	(.09)	—	(.09)	—		19.09	10.56%	1.60%	1.80%	342%	39,943
Europe 1.25x Strategy Fund
December 31, 2009	12.65	.13	4.31	4.44	(.36)	—	(.36)	—		16.73	35.01%	1.71%	0.90%	321%	22,358
December 31, 2008	29.95	.55	(17.04)	(16.49)	(.19)	(.62)	(.81)	—		12.65	(54.86)%	1.67%	2.33%	111%	12,535
December 31, 2007	29.60	.70	3.26	3.96	(.71)	(2.90)	(3.61)	—		29.95	13.06%	1.63%	2.18%	220%	82,833
December 31, 2006	23.84	.70	6.31	7.01	(.48)	(.77)	(1.25)	—		29.60	29.51%	1.65%	2.55%	219%	89,490
December 31, 2005	22.62	.21	1.23	1.44	(.09)	(.13)	(.22)	—		23.84	6.36%	1.63%	0.94%	399%	25,954
Japan 2x Strategy Fund
December 31, 2009	15.08	(.23)	3.79	3.56	(.07)	—	(.07)	—		18.57	23.68%	1.60%	(1.49)%	—	8,410
December 31, 2008	22.73	.05	(7.86)	(7.81)	(.13)	—	(.13)	.29	,	15.08	(32.97)%	1.65%	0.25%	—	13,104
December 31, 2007	27.13	.88	(3.83)	(2.95)	(1.45)	—	(1.45)	—		22.73	(11.23)%	1.64%	3.32%	—	15,568
December 31, 2006	33.42	1.02	.50	1.52	(1.29)	(6.52)	(7.81)	—		27.13	5.14%	1.63%	2.99%	—	30,510
December 31, 2005	27.77	.48	5.17	5.65	—	—	—	—		33.42	20.35%	1.70%	1.72%	—	55,219

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ,  Excluding the reimbursement, the Fund's total return would have been (34.25)%.

240

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Commodities Strategy Fund
December 31, 2009■	$11.47	$(.13)	$1.45	$1.32	$(.21)	$—	$(.21)	$12.58	11.56%	1.58%	1.46%	1.46%	(1.10)%	359%	$21,386
December 31, 2008	23.78	.15	(11.69)	(11.54)	(.77)	—	(.77)	11.47	(49.02)%	1.50%	1.29%	1.29%	0.56%	427%	15,781
December 31, 2007	18.15	.71	4.92	5.63	—	—	—	23.78	31.02%	1.48%	1.28%	1.28%	3.52%	346%	43,624
December 31, 2006	22.10	.50	(4.45)	(3.95)	—	—	—	18.15	(17.87)%	1.50%	1.31%	1.31%	2.34%	109%	20,269
December 31, 2005*	25.00	.14	(2.98)	(2.84)	(.06)	—	(.06)	22.10	(11.34)%	1.64%**	1.64%**	1.64%**	2.41%**	—	28,187
Strengthening Dollar 2x Strategy Fund
December 31, 2009	21.25	(0.27)	(3.82)	(4.09)	—	(10.28)	(10.28)	6.88	(15.84)%	1.72%	1.72%	1.72%	(1.57)%	—	7,525
December 31, 2008	20.13	(.08)	1.20	1.12	—	—	—	21.25	5.56%	1.69%	1.69%	1.69%	(0.41)%	—	7,024
December 31, 2007	22.59	.70	(3.16)	(2.46)	—	—	—	20.13	(10.89)%	1.61%	1.61%	1.61%	3.26%	—	4,006
December 31, 2006	25.62	.79	(3.51)	(2.72)	(.31)	—	(.31)	22.59	(10.63)%	1.65%	1.65%	1.65%	3.33%	—	3,067
December 31, 2005*	25.00	.14	.65	.79	(.17)	—	(.17)	25.62	3.16%	1.78%**	1.78%**	1.78%**	2.11%**	—	1,250
Weakening Dollar 2x Strategy Fund
December 31, 2009	25.10	(.40)	2.06	1.66	(.01)	—	(.01)	26.75	6.61%	1.71%	1.71%	1.71%	(1.58)%	—	4,908
December 31, 2008	28.60	.07	(3.57)	(3.50)	—	—	—	25.10	(12.24)%	1.68%	1.68%	1.68%	0.23%	—	10,965
December 31, 2007	27.51	.89	4.15	5.04	(3.95)	—	(3.95)	28.60	18.12%	1.64%	1.64%	1.64%	3.02%	—	13,579
December 31, 2006	24.31	.93	3.14	4.07	(.86)	(.01)	(.87)	27.51	16.72%	1.65%	1.65%	1.65%	3.46%	—	11,155
December 31, 2005*	25.00	.15	(.78)	(.63)	(.06)	—	(.06)	24.31	(2.53)%	1.76%**	1.76%**	1.76%**	2.28%**	—	2,954
Real Estate Fund
December 31, 2009	17.51	.50	3.90	4.40	(.47)	—	(.47)	21.44	25.27%	1.65%	1.65%	1.65%	2.83%	450%	33,872
December 31, 2008	34.35	.79	(15.47)	(14.68)	(.20)	(1.96)	(2.16)	17.51	(41.64)%	1.62%	1.62%	1.62%	2.61%	288%	15,437
December 31, 2007	50.25	.63	(10.02)	(9.39)	(1.09)	(5.42)	(6.51)	34.35	(19.12)%	1.60%	1.60%	1.60%	1.28%	226%	31,757
December 31, 2006	40.30	.72	11.68	12.40	(.83)	(1.62)	(2.45)	50.25	30.72%	1.60%	1.60%	1.60%	1.54%	532%	83,181
December 31, 2005	38.02	.71	2.01	2.72	(.44)	—	(.44)	40.30	7.15%	1.59%	1.59%	1.59%	1.84%	774%	29,074

  *  Since the commencement of operations:
September 30, 2005—Commodities Strategy Fund;
September 30, 2005—Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ■  Consolidated.

PROSPECTUS
241

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
All-Cap Opportunity Fund
December 31, 2009	$9.05	$(0.03)	$2.50	$2.47	$(0.01)	$—	$(0.01)	$11.51	27.29%	1.71%	1.71%	1.71%	(0.33)%	379%	$68,347
December 31, 2008	15.33	.01	(6.25)	(6.24)	—	(.04)	(.04)	9.05	(40.73)%	1.67%	1.67%	1.67%	0.05%	463%	72,439
December 31, 2007	13.47	(.02)	3.10	3.08	—	(1.22)	(1.22)	15.33	22.75%	1.61%	1.61%	1.61%	(0.15)%	277%	130,166
December 31, 2006	12.68	(.02)	1.48	1.46	—	(.67)	(.67)	13.47	11.47%	1.64%	1.64%	1.64%	(0.16)%	353%	87,673
December 31, 2005	11.16	(.02)	1.54	1.52	—	—	—	12.68	13.62%	1.70%	1.70%	1.70%	(0.20)%	281%	61,834
International Opportunity Fund
December 31, 2009	17.20	.06	5.07	5.13	(.09)	—	(.09)	22.24	29.79%	1.71%	1.71%	1.71%	0.30%	324%	21,939
December 31, 2008*	25.00	.01	(7.81)	(7.80)	—	—	—	17.20	(31.20)%	1.64%**	1.64%**	1.64%**	0.09%**	362%	12,071
Government Long Bond 1.2x Strategy Fund
December 31, 2009	17.24	0.28	(5.33)	(5.05)	(0.28)	(5.32)	(5.60)	6.59	(31.54)%	1.26%	1.26%	1.26%	2.29%	1,694%	24,092
December 31, 2008	12.24	.35	5.00	5.35	(.35)	—	(.35)	17.24	44.87%	1.22%	1.22%	1.22%	2.75%	1,372%	63,594
December 31, 2007	11.56	.41	.68	1.09	(.41)	—	(.41)	12.24	9.77%	1.20%	1.20%	1.20%	3.60%	1,367%	52,250
December 31, 2006	12.38	.42	(.82)	(.40)	(.42)	—	(.42)	11.56	(3.14)%	1.20%	1.20%	1.20%	3.66%	1,339%	50,420
December 31, 2005	11.88	.41	.50	.91	(.41)	—	(.41)	12.38	7.71%	1.18%	1.18%	1.18%	3.30%	1,284%	60,160
Inverse Government Long Bond Strategy Fund
December 31, 2009	13.60	(.33)	2.97	2.64	—	—	—	16.24	19.41%	2.23%	2.23%	1.71%×	(2.09)%	—	27,940
December 31, 2008	19.58	(.21)	(5.68)	(5.89)	(.09)	—	(.09)	13.60	(30.21)%	4.12%	4.12%	1.65%×	(1.12)%	2,851%	10,625
December 31, 2007	21.55	.70	(1.67)	(.97)	(1.00)	—	(1.00)	19.58	(4.51)%	3.83%	3.83%	1.63%×	3.17%	1,123%	17,611
December 31, 2006	20.80	.69	.97	1.66	(.91)	—	(.91)	21.55	8.11%	5.12%	5.12%	1.63%×	3.08%	597%	29,246
December 31, 2005	21.95	(.07)	(1.08)	(1.15)	—	—	—	20.80	(5.24)%	5.11%	5.11%	1.63%×	(0.33)%	589%	29,671

  *  Since the commencement of operations March 27, 2008—International Opportunity Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating Expenses exclude interest expense from securities sold short.

242

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses×	Net Investment Income (Loss)		Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Alternative Strategies Allocation Fund
December 31, 2009	$19.92	$.07	$.10	$.17	$—	$—	$—	$20.09	0.85%	0.00%	0.00%	0.00%	0.38%		149%	$5,121
December 31, 2008*	25.00	.38	(5.02)	(4.64)	(.39 )▲	(.05 )▲	(.44)	19.92	(18.55)%	0.00%**	0.00%**	0.00%**	2.47	%**	33%	3,138
Managed Futures Strategy Fund
December 31, 2009■	24.10	(.49)	(.42)	(.91)	—	—	—	23.19	(3.78)%	2.32%	2.20%	2.20%	(2.08)%		—	28,633
December 31, 2008*	25.00	(.08)	(.82)	(.90)	—	—	—	24.10	(3.60)%	2.21%**	2.21%**	2.21%**	(2.09	)%**	—	6,413
Multi-Hedge Strategies Fund
December 31, 2009■	20.97	(.19)	(.50)	(.69)	(.22)	—	(.22)	20.06	(3.28)%	1.87%	1.84%	1.15%	(0.95)%		1,074%	25,563
December 31, 2008	25.95	.16	(5.02)	(4.86)	(.12)	—	(.12)	20.97	(18.72)%	1.81%	1.81%	1.15%	0.67%		1,447%	33,022
December 31, 2007	26.20	.74	.27	1.01	(1.00)	(.26)	(1.26)	25.95	3.84%	1.69%	1.69%	1.17%	2.72%		421%	31,437
December 31, 2006	25.20	.80	.87	1.67	(.30)	(.37)	(.67)	26.20	6.64%	1.70%	1.70%	1.16%	3.08%		309%	22,557
December 31, 2005*	25.00	.05	.15	.20	—	—	—	25.20	0.80%	1.45%**	1.45%**	1.20%**	2.28	%**	19%	3,323

  *  Since the commencement of operations:
May 1, 2008—Alternative Strategies Allocation Fund;
November 29, 2005—Multi-Hedge Strategies Fund;
November 7, 2008—Managed Futures Strategy Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating expenses exclude short dividends expense.

  ■  Consolidated.

  ▲  For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

  §  Less than $.01 per share.

PROSPECTUS
243

												RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income		Distributions from Net Realized Gains	Total Distributions		NET ASSET VALUE, END OF PERIOD	Total Investment Return†††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
All-Asset Moderate Strategy Fund
December 31, 2009	$20.78	$.26	$2.19	$2.45	$	(— )§	$—	$	(— )§	$23.23	11.79%	0.00%	1.25%	256%	$18,676
December 31, 2008	25.96	.47	(5.04)	(4.57)		(.44)	(.17)		(.61)	20.78	(17.58)%	0.00%	1.99%	232%	19,841
December 31, 2007	25.01	.36	1.27	1.63		(.22)	(.46)		(.68)	25.96	6.56%	0.01%	1.36%	269%	14,285
December 31, 2006*	25.00	1.35	(.61)	.74		(.72)	(.01)		(.73)	25.01	2.98%	—	28.35%**	20%	3,508
All-Asset Aggressive Strategy Fund
December 31, 2009	18.17	.11	3.23	3.34		(— )§	—		(— )§	21.51	18.38%	0.00%	0.56%	307%	7,974
December 31, 2008	25.21	.25	(6.57)	(6.32)		(.24)	(.48)		(.72)	18.17	(25.04)%	0.00%	1.11%	308%	6,636
December 31, 2007	24.48	.29	1.32	1.61		(.17)	(.71)		(.88)	25.21	6.64%	0.01%	1.12%	300%	6,874
December 31, 2006*	25.00	1.85	(1.10)	.75		(1.24)	(.03)		(1.27)	24.48	3.02%	—	39.87%**	34%	542
All-Asset Conservative Strategy Fund
December 31, 2009	21.73	0.40	0.70	1.10		(— )§	—		(— )§	22.83	5.06%	0.00%	1.86%	291%	8,171
December 31, 2008	25.68	.89	(3.67)	(2.78)		(.91)	(.26)		(1.17)	21.73	(10.83)%	0.01%	3.72%	314%	11,022
December 31, 2007	25.09	.61	1.00	1.61		(.33)	(.69)		(1.02)	25.68	6.45%	0.03%	2.33%	395%	5,439
December 31, 2006*	25.00	.45	(.02)	.43		(.33)	(.01)		(0.34)	25.09	1.71%	—	9.77%**	18%	432

  *  Since the commencement of operations: October 27, 2006.

  **  Income ratios for the year ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance, and are annualized.

  †  Calculated using the average daily shares outstanding.

  ††  Does not include expenses of the underlying funds in which the Funds invest.

  †††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

  §  Less than $.01 per share.

244

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The S&P 500 2x Strategy, Inverse S&P 500 Strategy, Mid-Cap 1.5x Strategy, Inverse Mid-Cap Strategy, Nova, S&P 500 Pure Growth, S&P 500 Pure Value, S&P MidCap 400 Pure Growth, S&P MidCap 400 Pure Value, S&P SmallCap 600 Pure Growth, S&P SmallCap 600 Pure Value, Commodities Strategy, and Managed Futures Strategy Funds (the "Rydex|SGI S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), Citigroup Global Markets, Inc. ("Citigroup") or Alpha Financial Technologies, Inc. ("AFT"), the owner of the S&P DTI. S&P, Citigroup and AFT make no representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Funds particularly or the ability of the S&P 500® Index, S&P MidCap 400® Index, S&P 500 Pure Growth Index, S&P 500 Pure Value Index, S&P MidCap 400 Pure Growth Index, S&P MidCap 400 Pure Value Index, S&P SmallCap 600 Pure Growth Index, S&P SmallCap 600 Pure Value Index, S&P GSCITM Commodity Index, and S&P DTI (the "S&P Indices") to track general stock market performance or provide a basis for superior investment performance. S&P's, Citigroup's and AFT's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Funds. S&P, Citigroup and AFT have no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P, Citigroup and AFT are not responsible for and have not participated in the determination of the prices and amount of the Rydex|SGI S&P Funds or the timing of the issuance or sale of the Rydex|SGI S&P Funds or in the determination or calculation of the equation by which the Rydex|SGI S&P Funds are to be converted into cash. S&P, Citigroup and AFT have no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Funds.

S&P, Citigroup and AFT do not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P, Citigroup and AFT shall have no liability for any errors, omissions, or interruptions therein. S&P, Citigroup and AFT make no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein. S&P, Citigroup and AFT make no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P, Citigroup or AFT have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's®," S&P®," "S&P 500®," "Standard & Poor's 500," "500," "Standard & Poor's MidCap 400," "S&P MidCap 400," Standard & Poor's SmallCap," "S&P SmallCap 600," "S&P 500 Pure Value," "S&P 500 Pure Growth," "S&P MidCap 400 Pure Value," "S&P MidCap 400 Pure Growth," "S&P SmallCap 600 Pure Value," and "S&P SmallCap 600 Pure Growth" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc.

DOW JONES

Dow Jones has no relationship to PADCO Advisors II, Inc., other than the licensing of the Dow Jones Industrial AverageSM (DIE) Index (the "Dow Jones Index") and the related trademarks for use in connection with the Dow 2x Strategy Fund and Inverse Dow 2x Strategy Fund (the "Rydex Dow Jones Funds"). "Dow Jones," "Dow Jones Industrial AverageSM," and "DIAS," are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•  Sponsor, endorse, sell or promote the Rydex|SGI Dow Jones Funds.

•  Recommend that any person invest in the Rydex|SGI Dow Jones Funds or any other securities.

•  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Rydex|SGI Dow Jones Funds.

•  Have any responsibility or liability for the administration, management or marketing of the Rydex|SGI Dow Jones Funds.

PROSPECTUS
245

•  Consider the needs of the Dow Jones Funds or the owners of the Rydex|SGI Dow Jones Funds in determining, composing or calculating the relevant index or have any obligation to do so.

Dow Jones will not have any liability in connection with the Rydex|SGI Dow Jones Funds. Specifically:

•  Dow Jones does not make any warranty, expressed or implied, and Dow Jones disclaims any warranty about:

•  The results to be obtained by the Rydex|SGI Dow Jones Funds, the owner of the Rydex|SGI Dow Jones Funds, or any other person in connection with the use of the Dow Jones Indices and the data included in the Dow Jones Indices;

•  The accuracy or completeness of the Dow Jones Indices and their data;

•  The merchantability and the fitness for a particular purpose or use of the Dow Jones Indices and their data;

•  Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Jones Indices or their data;

•  Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if STOXX or Dow Jones knows that they might occur.

The licensing agreement between PADCO Advisors II, Inc. and Dow Jones is solely for their benefit and not for the benefit of the owners of the Rydex Dow Jones Funds or any other third parties.

STOXX

STOXX and its licensors (the "Licensors") have no relationship to the PADCO Advisors II, Inc., other than the licensing of the STOXX 50 Index and the related trademarks for use in connection with the Europe 1.25x Strategy Fund.

STOXX and its Licensors do not:

•  Sponsor, endorse, sell or promote the Europe 1.25x Strategy Fund.

•  Recommend that any person invest in the Europe 1.25x Strategy Fund or any other securities.

•  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Europe 1.25x Strategy Fund.

•  Have any responsibility or liability for the administration, management or marketing of the Europe 1.25x Strategy Fund.

•  Consider the needs of the Europe 1.25x Strategy Fund or the owners of the Europe 1.25x Strategy Fund in determining, composing or calculating the STOXX 50 Index or have any obligation to do so.

STOXX and its Licensors will not have any liability in connection with the Europe 1.25x Strategy Fund. Specifically,

•  STOXX and its Licensors do not make any warranty, express or implied and disclaim any and all warranty about:

•  The results to be obtained by the Europe 1.25x Strategy Fund, the owner of the Europe 1.25x Strategy Fund or any other person in connection with the use of the STOXX 50 Index and the data included in the STOXX 50 Index;

•  The accuracy or completeness of the STOXX 50 Index and its data;

•  The merchantability and the fitness for a particular purpose or use of the STOXX 50 Index and its data;

•  STOXX and its Licensors will have no liability for any errors, omissions or interruptions in the STOXX 50 Index or its data;

246

•  Under no circumstances will STOXX or its Licensors be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if STOXX or its Licensors knows that they might occur.

The licensing agreement between the PADCO Advisors II, Inc. and STOXX is solely for their benefit and not for the benefit of the owners of the Europe 1.25x Strategy Fund or any other third parties.

NASDAQ OX GROUP, INC.

The NASDAQ-100® 2x Strategy, Inverse NASDAQ-100® Strategy, and NASDAQ-100® Funds (the "Rydex|SGI NASDAQ Funds") are not sponsored, endorsed, sold or promoted by The NASDAQ OX Group, Inc. or its affiliates (NASDAQ OX, with its affiliates, are referred to as the "Corporations").The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Funds. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Funds particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Rydex|SGI Investments ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100®, NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by the Corporations without regard to Licensee or the Rydex|SGI NASDAQ Funds. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Funds into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Funds to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

NIKKEI INC.

Nikkei Inc. (the "Index Publisher") does not sponsor, endorse, sell or promote any Rydex|SGI Fund and makes no representation or warranty, implied or express, to the investors in the Japan 2x Strategy Fund, or any members of the public, regarding:

•  The advisability of investing in index funds;

•  The ability of any index to track stock market performance;

•  The accuracy and/or the completeness of the aforementioned index or any data included therein;

•  The results to be obtained by the Japan 2x Strategy Fund, the investors in the Japan 2x Strategy Fund, or any person or entity from the use of the index or data included therein; and

•  The merchantability or fitness for a particular purpose for use with respect to the index or any data included therein.

PROSPECTUS
247

Further, the Index Publisher does not:

•  Recommend that any person invest in the Japan 2x Strategy Fund or any other securities;

•  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Japan 2x Strategy Fund;

•  Have any responsibility or liability for the administration, management or marketing of the Japan 2x Strategy Fund;

•  Consider the needs of the Japan 2x Strategy Fund or the investors in the Japan 2x Strategy Fund in determining, composing or calculating the index or has any obligation to do so;

•  Have any liability in connection with the Japan 2x Strategy Fund or for any errors, omissions or interruptions in connection with the index or the related data;

•  Have any liability for any lost profits or indirect punitive, special or consequential damages or losses, even if Nikkei Inc. knows that they might occur.

FRANK RUSSELL COMPANY

The Russell 2000® 2x Strategy, Inverse Russell 2000® Strategy, and Russell 2000® 1.5x Strategy Funds (the "Rydex|SGI Russell Funds") are not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company ("Russell"). Russell is not responsible for and has not reviewed the Russell Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index (the "Russell Index") which is a trademark/service mark of Russell. Russell has no obligation to take the needs of any of the Rydex|SGI Russell Funds or their participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell's publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.

Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.

Russell® is a trademark of the Frank Russell Company.

ICE FUTURES U.S., INC.

The Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds (the "Products") are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. ("ICE Futures"). ICE Futures makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the U.S. Dollar Index® to track market performance of either Product. ICE Futures' only relationship to PADCO Advisors II, Inc. ("Licensee") is the licensing of certain names and marks and of the U.S. Dollar Index®, which is determined, composed and calculated without regard to the Licensee or the Products. ICE Futures has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the U.S. Dollar Index®. ICE Futures is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of interests in the Products. ICE Futures has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Products.

248

Ice Futures does not guarantee the accuracy and/or the completeness of the U.S. Dollar Index® or any data included therein. Ice Futures makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Products, or any other person or entity from the use of the U.S. Dollar Index® or any data included therein in connection with the rights licensed hereunder, in connection with the purchase, sale or trading of any Product, or for any other use. Ice Futures makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Dollar Index® or any data included therein. Without limiting any of the foregoing, in no event shall Ice Futures have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

More information about the Index Publishers is located in the SAI.

PROSPECTUS
249

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

250

9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTNW-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Target Beta: Domestic Equity – Broad Market Funds

Inverse NASDAQ-100® Strategy

Inverse S&P 500 Strategy

Nova

NASDAQ-100®

Russell 2000® 1.5x Strategy

Target Beta: Sector Funds

Precious Metals

Opportunistic Fund

All-Cap Opportunity

Target Beta: Fixed Income Funds

Government Long Bond 1.2x Strategy

Inverse Government Long Bond Strategy

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Important Information About the Fund (if applicable), Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

DOMESTIC EQUITY FUNDS

Inverse NASDAQ-100® Strategy Fund	1

Inverse S&P 500 Strategy Fund	5

Nova Fund	9

NASDAQ-100® Fund	13

Russell 2000® 1.5x Strategy Fund	17

SECTOR FUND

Precious Metals Fund	21

OPPORTUNISTIC FUND

All-Cap Opportunity Fund	24

FIXED INCOME FUNDS

Government Long Bond 1.2x Strategy Fund	28

Inverse Government Long Bond Strategy Fund	32

PURCHASE AND SALE OF FUND SHARES	36

TAX INFORMATION	36

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	36

MANAGEMENT OF THE FUNDS	47

SHAREHOLDER INFORMATION	48

PURCHASING AND REDEEMING SHARES	49

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	49

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	50

FINANCIAL HIGHLIGHTS	51

INDEX PUBLISHERS INFORMATION	55

ADDITIONAL INFORMATION	57

ii

INVERSE NASDAQ-100® STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse NASDAQ-100® Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse NASDAQ-100® Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS
1

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse NASDAQ-100® Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The NASDAQ Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. The Fund may also invest in American Depositary Receipts to gain inverse exposure to international companies included in the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse NASDAQ-100® Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

2

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
3

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2002)	32.20%	(quarter ended 12/31/2002)	-18.97%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/21/2001)
Inverse NASDAQ-100® Strategy Fund	-40.05%	-4.71%	-4.30%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-0.76%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 36 of this prospectus.

4

INVERSE S&P 500 STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse S&P 500 Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse S&P 500 Strategy Fund seeks to provide investments results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.72%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$175	$542	$933	$2,030

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS
5

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse S&P 500 Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse S&P 500 Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

6

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2002)	17.71%	(quarter ended 06/30/2009)	-15.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Inverse S&P 500 Strategy Fund	-27.55%	-1.36%	0.38%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
7

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 36 of this prospectus.

8

NOVA FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Nova Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS
9

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Nova Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the Fund's benchmark. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Nova Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value

10

of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	23.90%	(quarter ended 12/31/2008)	-34.94%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Nova Fund	35.51%	-5.00%	-7.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
11

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 36 of this prospectus.

12

NASDAQ-100® FUND

INVESTMENT OBJECTIVE – The NASDAQ-100® Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund's current benchmark is the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the NASDAQ-100® Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is

PROSPECTUS
13

concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

14

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2001)	34.30%	(quarter ended 09/30/2001)	-37.14%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
NASDAQ-100® Fund	52.00%	2.16%	-8.02%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-6.35%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
15

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 36 of this prospectus.

16

RUSSELL 2000® 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Russell 2000® 1.5x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Russell 2000® 1.5x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund's current benchmark is the Russell 2000® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.74%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$177	$548	$944	$2,052

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs

PROSPECTUS
17

and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 376% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Russell 2000® 1.5x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Russell 2000® 1.5x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

18

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	34.94%	(quarter ended 12/31/2008)	-39.76%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Russell 2000® 1.5x Strategy Fund	33.31%	-5.36%	3.23%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.54%	7.07%

PROSPECTUS
19

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 36 of this prospectus.

20

PRECIOUS METALS FUND

INVESTMENT OBJECTIVE – The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services ("Precious Metals Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 253% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Precious Metals Fund invests substantially all (at least 80%) of its net assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Precious Metals Companies that have small to mid-sized capitalizations. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Precious Metals Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the precious metals sector and therefore may be concentrated in an industry or group of industries within the precious metals sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
21

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Precious Metals Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PRECIOUS METALS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Precious Metals Companies also may fluctuate widely in response to such events.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

22

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 03/31/2002)	31.42%	(quarter ended 09/30/2008)	-34.22%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Precious Metals Fund	49.24%	9.98%	9.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 36 of this prospectus.

PROSPECTUS
23

ALL-CAP OPPORTUNITY FUND

INVESTMENT OBJECTIVE – The All-Cap Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 379% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Cap Opportunity Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. The Advisor, using a quantitative methodology, ranks approximately 60 different industries based on several measures of momentum including price momentum. The Fund then invests in the common stock of the top-ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts, but may also invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries that the Fund is seeking exposure to. The Fund may also enter into short sales. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund is not designed for active investors and is intended for long-term investors only.

24

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Cap Opportunity Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities

PROSPECTUS
25

sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	15.96%	(quarter ended 12/31/2008)	-22.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2002)
All-Cap Opportunity Fund	27.29%	3.24%	3.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.36%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

26

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 36 of this prospectus.

PROSPECTUS
27

GOVERNMENT LONG BOND 1.2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Government Long Bond 1.2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Government Long Bond 1.2x Strategy Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities on a daily basis. The Fund's current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.76%
Total Annual Fund Operating Expenses	1.26%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$400	$692	$1,523

28

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,694% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Government Long Bond 1.2x Strategy Fund employs as its investment strategy a program of investing in U.S. Government securities and derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Futures and options contracts, and interest rate swaps, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. Government. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize its derivative positions. The Fund also may invest in zero coupon U.S. Treasury bonds. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Government Long Bond 1.2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK – The Fund achieves leveraged exposure to the daily price movement of the Long Treasury Bond through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the Long Treasury Bond. Leverage also will have the effect of magnifying tracking error.

PROSPECTUS
29

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to the daily price movement of the Long Treasury Bond, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the Long Treasury Bond, rounding of share prices, changes to the composition of the Long Treasury Bond, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	38.97%	(quarter ended 03/31/2009)	-16.16%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Government Long Bond 1.2x Strategy Fund	-31.54%	2.58%	5.73%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	-12.92%	5.17%	7.59%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

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PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 36 of this prospectus.

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INVERSE GOVERNMENT LONG BOND STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Government Long Bond Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Government Long Bond Strategy Fund seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund's current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	1.33%
Short Interest Expense	0.52%
Remaining Other Expenses	0.81%
Total Annual Fund Operating Expenses	2.23%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$226	$697	$1,195	$2,565

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PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse Government Long Bond Strategy Fund's investment objective is to perform, on a daily basis, exactly opposite the daily price movement of the Long Treasury Bond. The Fund employs as its investment strategy a program of engaging in short sales and investing to a significant extent in derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. Government. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Government Long Bond Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to the daily price movement of the Long Treasury Bond, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the Long Treasury Bond, rounding of share prices, changes to the composition of the Long Treasury Bond, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	12.77%	(quarter ended 12/31/2008)	-26.53%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2003)
Inverse Government Long Bond Strategy Fund	19.41%	-4.00%	-4.75%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	-12.92%	5.17%	5.02%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

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PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 36 of this prospectus.

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35

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

DOMESTIC EQUITY FUNDS – Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, Nova Fund, NASDAQ-100® Fund, and Russell 2000® 1.5x Strategy Fund

SECTOR FUND – Precious Metals Fund

OPPORTUNISTIC FUND – All-Cap Opportunity Fund

FIXED INCOME FUNDS – Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

Inverse NASDAQ-100® Strategy and Inverse S&P 500 Strategy Funds. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase during times when the value of a Fund's underlying index is decreasing. When the value of a Fund's underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

Russell 2000® 1.5x Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase during times when the performance of the Fund's underlying index is increasing. When the value of the Fund's underlying index is decreasing, the value of the Fund's shares will tend to decrease.

Nova Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

NASDAQ-100® Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund's underlying index. When the value of the Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.

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Government Long Bond 1.2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

Inverse Government Long Bond Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. Each Domestic Equity Fund's (except for the Nova Fund) and the Precious Metals Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Domestic Equity Funds and Fixed Income Funds. In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Funds is to match or correlate with the performance of each Fund's underlying index or other benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The Nova Fund, Russell 2000® 1.5x Strategy Fund and Government Long Bond 1.2x Strategy Fund are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and stock indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, and Inverse Government Long Bond Strategy Fund, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective underlying indices.

Precious Metals Fund. In managing the Precious Metals Fund, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector using Global Industry Classification Standard (GICS) codes. The Advisor then employs a quantitative screen to ensure minimum capitalization and liquidity standards. The resulting portfolio is weighted to meet diversification standards and to generate returns respective of that sector. The Advisor monitors the efficacy of this methodology, and makes periodic changes in the composition of the Fund to ensure that the Fund remains a valid representation of its sector.

All-Cap Opportunity Fund. Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy lists. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries or sectors in order to take advantage of volatility in the top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. As discussed above, the Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS

The Russell 2000® 1.5x Strategy Fund, Nova Fund and Government Long Bond 1.2x Strategy Fund (the "Daily Leveraged Funds") seek daily leveraged investment results. The Inverse NASDAQ-100® Strategy Fund, Inverse

PROSPECTUS
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S&P 500 Strategy Fund, and Inverse Government Long Bond Strategy Fund (the "Daily Inverse Funds") seek to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis.

As discussed in each Daily Leveraged Fund's and Daily Inverse Fund's summary section, the Funds' performance is subject to the effects of compounding and leverage, which are discussed in more detail below.

UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The S&P 500® Index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility of the S&P 500® Index is 16.05%. The indices underlying the Funds' benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average historical volatility for the five-year period ended December 31, 2009 of the indices underlying the Funds' benchmarks is as follows: NASDAQ-100 Index® - 20.51%; Russell 2000® Index - 21.35%; and S&P 500® Index - 16.05%. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.

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MARKET VOLATILITY. Each Daily Leveraged Fund seeks to provide a return that is a multiple of the daily performance of its underlying index or benchmark. No Daily Leveraged Fund attempts to, and no Daily Leveraged Fund should be expected to, provide returns that are a multiple of the return of the underlying index or benchmark for periods other than a single day. Each Daily Leveraged Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair a Daily Leveraged Fund's performance if the underlying index or benchmark experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its underlying index or benchmark provided no return over a one year period during which its underlying index or benchmark experienced annualized volatility of 20%. If the underlying index's or benchmark's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x daily leveraged fund widens to approximately -14.8%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the underlying index or benchmark is flat. For instance, if annualized volatility of the underlying index or benchmark is 90%, a 2x leveraged inverse fund targeted to the same underlying index or benchmark would be expected to lose more than 90% of its value even if the cumulative underlying index or benchmark return for the year was 0%. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

TABLE 1

Benchmark Annualized Volatility Range	Hypothetical 2x Leveraged Fund Loss
10%	-1.0%
20%	-3.9%
30%	-8.6%
40%	-14.8%
50%	-22.2%
60%	-30.4%
70%	-39.1%
80%	-47.5%
90%	-56.2%
100%	-64.0%

Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

Table 2 shows the range of volatility for certain of the indices to which certain of the Daily Leveraged Funds are benchmarked over the six months ended December 31, 2009. (In historical terms, volatility range of the underlying indicies and other broad market indices during this period were extremely high.) The indices to which the Funds are benchmarked have historical volatility rates of 8.08% and 16.89%, as outlined in Table 2. Since market volatility, like that experienced by the markets recently, has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Daily Leveraged Funds in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Daily Leveraged Funds for long periods. These tables are intended to simply underscore the fact that the Daily Leveraged Funds are designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

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TABLE 2

Index	Volatility Average for Six Months ended December 31, 2009
S&P 500® Index	8.08%
Russell 2000® Index	16.89%

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Daily Leveraged Fund seeks daily exposure to its target index equal to or in excess of 120% of its net assets. As a consequence, for each Daily Leveraged Fund the risk of total loss of your investment exists in the event of a movement of the Daily Leveraged Fund's target index in excess of 50% in a direction adverse to the Daily Leveraged Fund (meaning a decline in the value of the target index of a Daily Leveraged Fund). In short, the risk of total loss of your investment exists.

THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Daily Leveraged Funds seek daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Daily Leveraged Fund's underlying index gains 10% for a week, the Daily Leveraged Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Daily Leveraged Fund's daily target will not generally equal a Daily Leveraged Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact a hypothetical 2x daily leveraged fund's performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the fund over a 10 trading day period and do not reflect expenses of any kind.

TABLE 1: NO CLEAR TREND IN THE MARKET

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
DAY 2	110	4.76%	10.00%	$120.48	9.52%	20.48%
DAY 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%
DAY 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%
DAY 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%
DAY 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%
DAY 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%
DAY 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%
DAY 9	105	5.00%	5.00%	$103.77	10.00%	3.77%
DAY 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is -6.11%. The volatility of the benchmark performance and lack of clear trend results in performance for the fund for the period which bears little relationship to the performance of the funds' target index for the 10 trading day period.

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TABLE 2: CLEAR TREND THAT MARKET RISES

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
DAY 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
DAY 3	106	1.92%	6.00%	$112.24	3.85%	12.24%
DAY 4	108	1.89%	8.00%	$116.47	3.77%	16.47%
DAY 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
DAY 6	112	1.82%	12.00%	$125.18	3.64%	25.18%
DAY 7	114	1.79%	14.00%	$129.65	3.57%	29.65%
DAY 8	116	1.75%	16.00%	$134.20	3.51%	34.20%
DAY 9	118	1.72%	18.00%	$138.82	3.45%	38.82%
DAY 10	120	1.69%	20.00%	$143.53	3.39%	43.53%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the hypothetical 2x daily leveraged fund for the 10 trading day period is 43.53%. The hypothetical return of the fund is 218% of the index return for the 10 trading day period. In this case, because of the positive index trend, the fund gain is greater than 200% of the index gain for the 10 trading day period.

TABLE 3: CLEAR TREND THAT MARKET DECLINES

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%
DAY 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%
DAY 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%
DAY 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%
DAY 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%
DAY 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%
DAY 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%
DAY 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%
DAY 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%
DAY 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is -36.33%. The hypothetical return of the fund is 182% of the index return for the 10 trading day period. In this case, because of the negative index trend, the fund decline is less than 200% of the index decline for the 10 trading day period.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

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ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

COUNTERPARTY CREDIT RISK – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes.

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The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

•  The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•  Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FIXED INCOME RISK – The Fund may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower or higher coupon securities, respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the

PROSPECTUS
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U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

INDUSTRY CONCENTRATION RISK – The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

LARGE-CAPITALIZATION SECURITIES RISK – The Nova Fund, NASDAQ-100® Fund and All-Cap Opportunity Fund are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Conversely, the Inverse NASDAQ-100® Strategy Fund and Inverse S&P 500 Strategy Fund are subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to its underlying index through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

MARKET RISK – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may

44

fluctuate drastically from day to day. Because of its link to the markets, an investment in the All-Cap Opportunity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SECTOR CONCENTRATION RISK – The Sector Concentration Risk applicable to each Fund is as follows:

PRECIOUS METALS SECTOR CONCENTRATION RISK – The risk that the relatively few securities of, or financial instruments tied to the performance of issuers in the mining industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals and securities of Precious Metals Companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

TECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

SHORT SALES RISK – Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had

PROSPECTUS
45

intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

In addition, because the Nova Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, and Inverse Government Long Bond Strategy Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

The Russell 2000® 1.5x Strategy Fund and Government Long Bond 1.2x Strategy Fund seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may be more significant for the Russell 2000® 1.5x Strategy Fund and Government Long Bond 1.2x Strategy Fund compared to other Rydex|SGI Funds due to the Funds' consistent application of leverage to increase exposure to their respective underlying indices.

TRADING HALT RISK – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

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PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to investment advisory agreements between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
INVERSE NASDAQ-100® STRATEGY FUND	0.90%
INVERSE S&P 500 STRATEGY FUND	0.90%
NOVA FUND	0.75%
NASDAQ-100® FUND	0.75%
RUSSELL 2000® 1.5x STRATEGY FUND	0.90%
PRECIOUS METALS FUND	0.75%
ALL-CAP OPPORTUNITY FUND	0.90%
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	0.50%
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	0.90%

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of all of the Funds.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

PROSPECTUS
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Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

48

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHORT INTEREST EXPENSE – "Short Interest Expense" occurs because the Inverse Government Long Bond Strategy Fund short-sells a Bond to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the Bond to the purchaser and records this as an expense. The expense is offset – in its entirety or in part – by the income derived from the short-sale and/or by earnings on the proceeds of the short-sale. Short Interest Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather, it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). However, the Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government Bond Market is closed, including Columbus Day and Veterans' Day. In addition, on any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Domestic Equity Funds, Sector Fund and Fixed Income Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

PROSPECTUS
49

Unlike most other Rydex|SGI Funds, the All-Cap Opportunity Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Fund is sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Fund expects that all shares of the Fund will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Fund's ability to prevent frequent trading of the Fund will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the Government Long Bond 1.2x Strategy Fund which declares and pays dividends daily to the insurance company. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

50

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Inverse NASDAQ-100® Strategy Fund
December 31, 2009	$25.05	$(.31)	$(9.72)	$(10.03)	$(.02)	$—	$(.02)	15.00	(40.05)%	1.75%	(1.61)%	—	$14,309
December 31, 2008	16.99	.02	8.13	8.15	(.09)	—	(.09)	25.05	47.96%	1.70%	0.08%	—	12,127
December 31, 2007	19.79	.64	(2.87)	(2.23)	(.57)	—	(.57)	16.99	(11.28)%	1.68%	3.40%	—	13,640
December 31, 2006	21.51	.74	(1.07)	(.33)	(1.39)	—	(1.39)	19.79	(1.40)%	1.64%	3.35%	—	23,929
December 31, 2005	21.24	.33	(.06)	.27	—	—	—	21.51	1.27%	1.63%	1.49%	—	19,648

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

PROSPECTUS
51

												RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Other Capital Items		NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Inverse S&P 500 Strategy Fund
December 31, 2009	$58.44	$(.84)	$(15.26)	$(16.10)	$—	$—	$—	$—		$42.34	(27.55)%	1.72%	1.72%	1.72%	(1.57)%	—	$22,964
December 31, 2008	42.21	(.07)	16.17	16.10	(.36)	—	(.36)	.49	▲	58.44	39.25%	1.67%	1.67%	1.67%	(0.14)%	—	23,877
December 31, 2007†††	43.90	1.35	(1.00)	.35	(2.04)	—	(2.04)	—		42.21	0.83%	1.63%	1.63%	1.63%	3.04%	—	21,581
December 31, 2006†††	51.50	1.70	(5.60)	(3.90)	(3.70)	—	(3.70)	—		43.90	(7.50)%	1.63%	1.63%	1.63%	3.29%	—	19,025
December 31, 2005†††	51.90	.80	(1.20)	(.40)	—	—	—	—		51.50	(0.77)%	1.70%	1.70%	1.70%	1.46%	—	32,505
Nova Fund
December 31, 2009†††	45.50	0.09	16.06	16.15	(0.49)	—	(0.49)	—		61.16	35.51%	1.55%	1.55%	1.55%	0.19%	84%	50,561
December 31, 2008†††	100.60	.60	(55.40)	(54.80)	(.30)	—	(.30)	—		45.50	(54.47)%	1.52%	1.52%	1.52%	0.75%	182%	35,087
December 31, 2007†††	100.90	1.20	—	1.20	(1.50)	—	(1.50)	—		100.60	1.13%	1.46%	1.46%	1.46%	1.12%	94%	82,191
December 31, 2006†††	85.60	1.10	15.40	16.50	(1.20)	—	(1.20)	—		100.90	19.27%	1.48%	1.48%	1.48%	1.18%	211%	134,477
December 31, 2005†††	82.60	.50	2.80	3.30	(.30)	—	(.30)	—		85.60	3.97%	1.53%	1.53%	1.53%	0.60%	381%	132,018

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—December 31, 2006 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007—Inverse S&P 500 Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Nova Fund.

  ▲  Excluding the Capital Contribution, the Fund's total return would have been 38.09%.

52

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
NASDAQ-100® Fund
December 31, 2009	$10.50	$(.12)	$5.58	$5.46	$—	$—	$—	$15.96	52.00%	1.59%	(0.94)%	59%	$57,542
December 31, 2008	18.12	(.09)	(7.51)	(7.60)	(.02)	—	(.02)	10.50	(41.91)%	1.55%	(0.62)%	107%	32,986
December 31, 2007	15.39	.03	2.71	2.74	(.01)	—	(.01)	18.12	17.82%	1.51%	0.18%	110%	82,492
December 31, 2006	14.55	(.07)	.91	.84	—	—	—	15.39	5.77%	1.49%	(0.50)%	152%	72,871
December 31, 2005	14.39	(.09)	.25	.16	—	—	—	14.55	1.11%	1.50%	(0.68)%	294%	102,487
Russell 2000® 1.5x Strategy Fund
December 31, 2009	16.57	(.14)	5.65	5.51	—	—	—	22.08	33.31%	1.74%	(0.83)%	376%	10,587
December 31, 2008	34.20	.01	(17.58)	(17.57)	(.06)	—	(.06)	16.57	(51.36)%	1.68%	0.05%	490%	13,978
December 31, 2007	41.14	.49	(3.26)	(2.77)	(.96)	(3.21)	(4.17)	34.20	(6.74)%	1.66%	1.16%	354%	21,879
December 31, 2006	34.14	.19	6.93	7.12	(.12)	—	(.12)	41.14	20.85%	1.64%	0.49%	380%	73,112
December 31, 2005	33.65	.01	1.31	1.32	(.83)	—	(.83)	34.14	3.91%	1.63%	0.04%	404%	38,589
Precious Metals Fund
December 31, 2009	9.24	(.13)	4.68	4.55	—	—	—	13.79	49.24%	1.55%	(1.14)%	253%	86,277
December 31, 2008	15.04	(.09)	(5.71)	(5.80)	—	—	—	9.24	(38.56)%	1.50%	(0.66)%	228%	61,025
December 31, 2007	12.58	(.10)	2.56	2.46	—	—	—	15.04	19.55%	1.45%	(0.71)%	268%	91,613
December 31, 2006	10.36	(.03)	2.25	2.22	—	—	—	12.58	21.43%	1.49%	(0.26)%	228%	62,910
December 31, 2005	8.57	(.02)	1.81	1.79	—	—	—	10.36	20.89%	1.57%	(0.24)%	308%	68,241

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

PROSPECTUS
53

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
All-Cap Opportunity Fund
December 31, 2009	$9.05	$(0.03)	$2.50	$2.47	$(0.01)	$—	$(0.01)	$11.51	27.29%	1.71%	1.71%	1.71%	(0.33)%	379%	$68,347
December 31, 2008	15.33	.01	(6.25)	(6.24)	—	(.04)	(.04)	9.05	(40.73)%	1.67%	1.67%	1.67%	0.05%	463%	72,439
December 31, 2007	13.47	(.02)	3.10	3.08	—	(1.22)	(1.22)	15.33	22.75%	1.61%	1.61%	1.61%	(0.15)%	277%	130,166
December 31, 2006	12.68	(.02)	1.48	1.46	—	(.67)	(.67)	13.47	11.47%	1.64%	1.64%	1.64%	(0.16)%	353%	87,673
December 31, 2005	11.16	(.02)	1.54	1.52	—	—	—	12.68	13.62%	1.70%	1.70%	1.70%	(0.20)%	281%	61,834
Government Long Bond 1.2x Strategy Fund
December 31, 2009	17.24	0.28	(5.33)	(5.05)	(0.28)	(5.32)	(5.60)	6.59	(31.54)%	1.26%	1.26%	1.26%	2.29%	1,694%	24,092
December 31, 2008	12.24	.35	5.00	5.35	(.35)	—	(.35)	17.24	44.87%	1.22%	1.22%	1.22%	2.75%	1,372%	63,594
December 31, 2007	11.56	.41	.68	1.09	(.41)	—	(.41)	12.24	9.77%	1.20%	1.20%	1.20%	3.60%	1,367%	52,250
December 31, 2006	12.38	.42	(.82)	(.40)	(.42)	—	(.42)	11.56	(3.14)%	1.20%	1.20%	1.20%	3.66%	1,339%	50,420
December 31, 2005	11.88	.41	.50	.91	(.41)	—	(.41)	12.38	7.71%	1.18%	1.18%	1.18%	3.30%	1,284%	60,160
Inverse Government Long Bond Strategy Fund
December 31, 2009	13.60	(.33)	2.97	2.64	—	—	—	16.24	19.41%	2.23%	2.23%	1.71%×	(2.09)%	—	27,940
December 31, 2008	19.58	(.21)	(5.68)	(5.89)	(.09)	—	(.09)	13.60	(30.21)%	4.12%	4.12%	1.65%×	(1.12)%	2,851%	10,625
December 31, 2007	21.55	.70	(1.67)	(.97)	(1.00)	—	(1.00)	19.58	(4.51)%	3.83%	3.83%	1.63%×	3.17%	1,123%	17,611
December 31, 2006	20.80	.69	.97	1.66	(.91)	—	(.91)	21.55	8.11%	5.12%	5.12%	1.63%×	3.08%	597%	29,246
December 31, 2005	21.95	(.07)	(1.08)	(1.15)	—	—	—	20.80	(5.24)%	5.11%	5.11%	1.63%×	(0.33)%	589%	29,671

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating Expenses exclude interest expense from securities sold short.

54

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Inverse S&P 500 Strategy and Nova Funds (the "Rydex|SGI S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Funds particularly or the ability of the S&P 500® Index (the "S&P Index") to track general stock market performance or provide a basis for superior investment performance. S&P's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Index which is determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Funds. S&P has no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Funds into consideration in determining, composing or calculating the S&P Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Rydex|SGI S&P Funds or the timing of the issuance or sale of the Rydex|SGI S&P Funds or in the determination or calculation of the equation by which the Rydex|SGI S&P Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Funds, or any other person or entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Index or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's®," S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

NASDAQ OX GROUP, INC.

The Inverse NASDAQ-100® Strategy and NASDAQ-100® Funds (the "Rydex|SGI NASDAQ Funds") are not sponsored, endorsed, sold or promoted by The NASDAQ OX Group, Inc. or its affiliates (NASDAQ OX, with its affiliates, are referred to as the "Corporations").The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Funds. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Funds particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Rydex|SGI Investments ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100®, NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by the Corporations without regard to Licensee or the Rydex|SGI NASDAQ Funds. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Funds into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Funds to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Funds.

PROSPECTUS
55

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

FRANK RUSSELL COMPANY

The Russell 2000® 1.5x Strategy Fund (the "Rydex|SGI Russell Fund") is not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company ("Russell"). Russell is not responsible for and has not reviewed the Russell Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index (the "Russell Index") which is a trademark/service mark of Russell. Russell has no obligation to take the needs of any of the Rydex|SGI Russell Fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell's publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.

Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.

Russell® is a trademark of the Frank Russell Company.

More information about the Index Publishers is located in the SAI.

56

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

PROSPECTUS
57

9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTAT-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Opportunistic Fund

All-Cap Opportunity

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARY

(Includes Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

OPPORTUNISTIC FUND

All-Cap Opportunity Fund	1

PURCHASE AND SALE OF FUND SHARES	4

TAX INFORMATION	4

MORE INFORMATION ABOUT THE TRUST AND THE FUND	5

MANAGEMENT OF THE FUND	9

SHAREHOLDER INFORMATION	10

PURCHASING AND REDEEMING SHARES	10

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	11

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	11

FINANCIAL HIGHLIGHTS	13

ADDITIONAL INFORMATION	14

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ALL-CAP OPPORTUNITY FUND

INVESTMENT OBJECTIVE – The All-Cap Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 379% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Cap Opportunity Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. The Advisor, using a quantitative methodology, ranks approximately 60 different industries based on several measures of momentum including price momentum. The Fund then invests in the common stock of the top-ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts, but may also invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries that the Fund is seeking exposure to. The Fund may also enter into short sales. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund is not designed for active investors and is intended for long-term investors only.

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PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Cap Opportunity Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities

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sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	15.96%	(quarter ended 12/31/2008)	-22.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2002)
All-Cap Opportunity Fund	27.29%	3.24%	3.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.36%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

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•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

PURCHASE AND SALE OF FUND SHARES – Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION – The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

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MORE INFORMATION ABOUT THE TRUST AND THE FUND

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the All-Cap Opportunity Fund.

Shares of the Fund are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve the Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to the Fund's market sector in order to maintain consistency and predictability.

Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy lists. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries or sectors in order to take advantage of volatility in the top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. As discussed above, the Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summary along with additional risk information.

COUNTERPARTY CREDIT RISK – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares,

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including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

•  The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•  Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in

PROSPECTUS
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the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee at an annualized rate of 0.90% for the fiscal year ended December 31, 2009, based on the average daily net assets for the Fund.

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Fund.

A discussion regarding the basis for the Board's August 2009 approval of the Fund's investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Fund.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Fund. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with

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WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of the Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For the Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Fund may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI.

In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in the Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

PURCHASING AND REDEEMING SHARES

Shares of the Fund are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Fund reserves the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of the Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or

10

rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to the Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Unlike most other Rydex|SGI Funds, the Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Fund is sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Fund expects that all shares of the Fund will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Fund's ability to prevent frequent trading of the Fund will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of the Fund.

TAXES

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Fund distributes are not currently taxable

PROSPECTUS
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when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

12

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Fund's 2009 Annual Report. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Report is incorporated by reference in the SAI.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
All-Cap Opportunity Fund
December 31, 2009	$9.05	$(0.03)	$2.50	$2.47	$(0.01)	$—	$(0.01)	$11.51	27.29%	1.71%	1.71%	1.71%	(0.33)%	379%	$68,347
December 31, 2008	15.33	.01	(6.25)	(6.24)	—	(.04)	(.04)	9.05	(40.73)%	1.67%	1.67%	1.67%	0.05%	463%	72,439
December 31, 2007	13.47	(.02)	3.10	3.08	—	(1.22)	(1.22)	15.33	22.75%	1.61%	1.61%	1.61%	(0.15)%	277%	130,166
December 31, 2006	12.68	(.02)	1.48	1.46	—	(.67)	(.67)	13.47	11.47%	1.64%	1.64%	1.64%	(0.16)%	353%	87,673
December 31, 2005	11.16	(.02)	1.54	1.52	—	—	—	12.68	13.62%	1.70%	1.70%	1.70%	(0.20)%	281%	61,834

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

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ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Fund's investments is available in the Annual and Semi-Annual Reports. Also, in the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year. Because shares of the Fund are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund's SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

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9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTAI-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Target Beta: Domestic Equity – Broad Market Fund

NASDAQ-100®

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARY

(Includes Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

DOMESTIC EQUITY FUND

NASDAQ-100® Fund	1

MORE INFORMATION ABOUT THE TRUST AND THE FUND	5

MANAGEMENT OF THE FUND	8

SHAREHOLDER INFORMATION	10

PURCHASING AND REDEEMING SHARES	10

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	11

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	11

FINANCIAL HIGHLIGHTS	12

INDEX PUBLISHER INFORMATION	13

ADDITIONAL INFORMATION	14

ii

NASDAQ-100® FUND

INVESTMENT OBJECTIVE – The NASDAQ-100® Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund's current benchmark is the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the NASDAQ-100® Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is

PROSPECTUS
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concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

2

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2001)	34.30%	(quarter ended 09/30/2001)	-37.14%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
NASDAQ-100® Fund	52.00%	2.16%	-8.02%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-6.35%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
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PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

PURCHASE AND SALE OF FUND SHARES – Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION – The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

4

MORE INFORMATION ABOUT THE TRUST AND THE FUND

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the NASDAQ-100® Fund.

Shares of the Fund are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by the percentage of any increase in the value of its underlying index. When the value of the Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve the Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to the Fund's benchmark in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. The Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

In managing the Fund, the Advisor uses a "passive" investment strategy to manage the Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Fund is to match or correlate with the performance of the Fund's underlying index as closely as possible. The Advisor uses quantitative analysis techniques to structure the Fund to obtain the highest correlation to its benchmark. The Advisor monitors the Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summary along with additional risk information.

ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

COUNTERPARTY CREDIT RISK – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your

PROSPECTUS
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investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

•  The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

6

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•  Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

INDUSTRY CONCENTRATION RISK – The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the

PROSPECTUS
7

markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee at an annualized rate of 0.75% for the fiscal year ended December 31, 2009, based on the average daily net assets for the Fund.

8

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Fund.

A discussion regarding the basis for the Board's August 2009 approval of the Fund's investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Fund.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Fund. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

PROSPECTUS
9

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Fund may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI.

In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in the Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

PURCHASING AND REDEEMING SHARES

Shares of the Fund are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Fund reserves the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of the Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to the Fund, Rydex|SGI may suspend your right to redeem your shares during times

10

when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund's Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Fund come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of the Fund.

TAXES

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

PROSPECTUS
11

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Fund's 2009 Annual Report. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
NASDAQ-100® Fund
December 31, 2009	$10.50	$(.12)	$5.58	$5.46	$—	$—	$—	$15.96	52.00%	1.59%	(0.94)%	59%	$57,542
December 31, 2008	18.12	(.09)	(7.51)	(7.60)	(.02)	—	(.02)	10.50	(41.91)%	1.55%	(0.62)%	107%	32,986
December 31, 2007	15.39	.03	2.71	2.74	(.01)	—	(.01)	18.12	17.82%	1.51%	0.18%	110%	82,492
December 31, 2006	14.55	(.07)	.91	.84	—	—	—	15.39	5.77%	1.49%	(0.50)%	152%	72,871
December 31, 2005	14.39	(.09)	.25	.16	—	—	—	14.55	1.11%	1.50%	(0.68)%	294%	102,487

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

12

INDEX PUBLISHER INFORMATION

NASDAQ OX GROUP, INC.

The NASDAQ-100® Fund (the "Rydex|SGI NASDAQ Fund") is not sponsored, endorsed, sold or promoted by The NASDAQ OX Group, Inc. or its affiliates (NASDAQ OX, with its affiliates, are referred to as the "Corporations").The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Fund. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Fund or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Fund particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Rydex|SGI Investments ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100®, NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by the Corporations without regard to Licensee or the Rydex|SGI NASDAQ Fund. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Fund into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Fund to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

More information about the Index Publisher is located in the SAI.

PROSPECTUS
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ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Fund's investments is available in the Annual and Semi-Annual Reports. Also, in the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year. Because shares of the Fund are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund's SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

14

9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTGW-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Target Beta: Domestic Equity – Broad Market Fund

Nova

Opportunistic Fund

All-Cap Opportunity

Target Beta: Fixed Income Fund

Inverse Government Long Bond Strategy

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Important Information About the Fund (if applicable), Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

DOMESTIC EQUITY FUND

Nova Fund	1

OPPORTUNISTIC FUND

All-Cap Opportunity Fund	5

FIXED INCOME FUND

Inverse Government Long Bond Strategy Fund	9

PURCHASE AND SALE OF FUND SHARES	13

TAX INFORMATION	13

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	13

MANAGEMENT OF THE FUNDS	23

SHAREHOLDER INFORMATION	24

PURCHASING AND REDEEMING SHARES	25

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	25

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	26

FINANCIAL HIGHLIGHTS	27

INDEX PUBLISHER INFORMATION	29

ADDITIONAL INFORMATION	30

ii

NOVA FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Nova Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS
1

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Nova Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the Fund's benchmark. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Nova Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value

2

of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	23.90%	(quarter ended 12/31/2008)	-34.94%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Nova Fund	35.51%	-5.00%	-7.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
3

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 13 of this prospectus.

4

ALL-CAP OPPORTUNITY FUND

INVESTMENT OBJECTIVE – The All-Cap Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 379% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Cap Opportunity Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. The Advisor, using a quantitative methodology, ranks approximately 60 different industries based on several measures of momentum including price momentum. The Fund then invests in the common stock of the top-ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts, but may also invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries that the Fund is seeking exposure to. The Fund may also enter into short sales. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund is not designed for active investors and is intended for long-term investors only.

PROSPECTUS
5

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Cap Opportunity Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities

6

sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	15.96%	(quarter ended 12/31/2008)	-22.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2002)
All-Cap Opportunity Fund	27.29%	3.24%	3.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.36%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

PROSPECTUS
7

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 13 of this prospectus.

8

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Government Long Bond Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Government Long Bond Strategy Fund seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund's current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	1.33%
Short Interest Expense	0.52%
Remaining Other Expenses	0.81%
Total Annual Fund Operating Expenses	2.23%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$226	$697	$1,195	$2,565

PROSPECTUS
9

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse Government Long Bond Strategy Fund's investment objective is to perform, on a daily basis, exactly opposite the daily price movement of the Long Treasury Bond. The Fund employs as its investment strategy a program of engaging in short sales and investing to a significant extent in derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. Government. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Government Long Bond Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

10

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to the daily price movement of the Long Treasury Bond, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the Long Treasury Bond, rounding of share prices, changes to the composition of the Long Treasury Bond, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	12.77%	(quarter ended 12/31/2008)	-26.53%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2003)
Inverse Government Long Bond Strategy Fund	19.41%	-4.00%	-4.75%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	-12.92%	5.17%	5.02%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
11

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 13 of this prospectus.

12

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

DOMESTIC EQUITY FUND – Nova Fund

OPPORTUNISTIC FUND – All-Cap Opportunity Fund

FIXED INCOME FUNDS – Inverse Government Long Bond Strategy Fund

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

Nova Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

Inverse Government Long Bond Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. The Inverse Government Long Bond Strategy Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PROSPECTUS
13

Nova Fund and Inverse Government Long Bond Strategy Fund. In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Funds is to match or correlate with the performance of each Fund's underlying index or other benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The Nova Fund is invested to achieve returns that exceed the returns of the index underlying its benchmark. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and stock indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Inverse Government Long Bond Strategy Fund, the Advisor uses short selling techniques to produce returns that move inversely to the performance of the Fund's underlying index.

All-Cap Opportunity Fund. Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy lists. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries or sectors in order to take advantage of volatility in the top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. As discussed above, the Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS

The Nova Fund (the "Daily Leveraged Fund") seeks daily leveraged investment results. The Inverse Government Long Bond Strategy Fund (the "Daily Inverse Fund") seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis. As discussed in the Daily Leveraged Fund's and Daily Inverse Fund's summary sections, the Funds' performance is subject to the effects of compounding and leverage, which are discussed in more detail below.

14

UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. For example, the S&P 500® Index's average of the most recent five-year historical volatility is 16.05%. The S&P 500® Index's index volatility may be more or less significant at any given time. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.

PROSPECTUS
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MARKET VOLATILITY. The Nova Fund seeks to provide a return that is a multiple of the daily performance of its benchmark. The Nova Fund does not attempt to, and should not be expected to, provide returns that are a multiple of the return of the underlying index for periods other than a single day. The Nova Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair the Nova Fund's performance if the underlying index experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its underlying index provided no return over a one year period during which its underlying index experienced annualized volatility of 20%. If the underlying index's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x daily leveraged fund widens to approximately -14.8%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the underlying index is flat. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

TABLE 1

Benchmark Annualized Volatility Range	Hypothetical 2x Leveraged Fund Loss
10%	-1.0%
20%	-3.9%
30%	-8.6%
40%	-14.8%
50%	-22.2%
60%	-30.4%
70%	-39.1%
80%	-47.5%
90%	-56.2%
100%	-64.0%

Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

The Nova Fund's underlying index, the S&P 500® Index, experienced a volatility average of 8.08% for the six months ended December 31, 2009. (In historical terms, the volatility ranges of the underlying index and other broad market indices during this period were extremely high.) Since market volatility, like that experienced by the markets recently, has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Nova Fund in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility range of the Nova Fund's underlying index to give investors some sense of the risks of holding the Nova Fund for long periods. This information is intended to simply underscore the fact that the Nova Fund is designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. The Nova Fund seeks daily exposure to its target index equal to 150% of its net assets. As a consequence, for the Nova Fund the risk of total loss of your investment exists in the event of a movement of the Nova Fund's target index in excess of 50% in a direction adverse to the Nova Fund (meaning a decline in the value of the target index of the Nova Fund). In short, the risk of total loss of your investment exists.

THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Nova Fund seeks daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if the Nova Fund's underlying index gains

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10% for a week, the Nova Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by the Nova Fund's daily target (e.g., 150%) will not generally equal the Nova Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact a hypothetical 2x daily leveraged fund's performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the fund over a 10 trading day period and do not reflect expenses of any kind.

TABLE 1: NO CLEAR TREND IN THE MARKET

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
DAY 2	110	4.76%	10.00%	$120.48	9.52%	20.48%
DAY 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%
DAY 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%
DAY 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%
DAY 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%
DAY 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%
DAY 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%
DAY 9	105	5.00%	5.00%	$103.77	10.00%	3.77%
DAY 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is -6.11%. The volatility of the benchmark performance and lack of clear trend results in performance for the fund for the period which bears little relationship to the performance of the fund's target index for the 10 trading day period.

TABLE 2: CLEAR TREND THAT MARKET RISES

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
DAY 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
DAY 3	106	1.92%	6.00%	$112.24	3.85%	12.24%
DAY 4	108	1.89%	8.00%	$116.47	3.77%	16.47%
DAY 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
DAY 6	112	1.82%	12.00%	$125.18	3.64%	25.18%
DAY 7	114	1.79%	14.00%	$129.65	3.57%	29.65%
DAY 8	116	1.75%	16.00%	$134.20	3.51%	34.20%
DAY 9	118	1.72%	18.00%	$138.82	3.45%	38.82%
DAY 10	120	1.69%	20.00%	$143.53	3.39%	43.53%

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The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is 43.53%. The hypothetical return of the fund is 218% of the index return for the 10 trading day period. In this case, because of the positive index trend, the fund gain is greater than 200% of the index gain for the 10 trading day period.

TABLE 3: CLEAR TREND THAT MARKET DECLINES

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%
DAY 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%
DAY 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%
DAY 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%
DAY 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%
DAY 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%
DAY 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%
DAY 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%
DAY 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%
DAY 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is -36.33%. The hypothetical return of the fund is 182% of the index return for the 10 trading day period. In this case, because of the negative index trend, the fund decline is less than 200% of the index decline for the 10 trading day period.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

COUNTERPARTY CREDIT RISK – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment

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in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

•  The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

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•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•  Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FIXED INCOME RISK – The Fund may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to its underlying index through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings,

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the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

MARKET RISK – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.

MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had

PROSPECTUS
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intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
NOVA FUND	0.75%
ALL-CAP OPPORTUNITY FUND	0.90%
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	0.90%

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

PROSPECTUS
23

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHORT INTEREST EXPENSE – "Short Interest Expense" occurs because the Inverse Government Long Bond Strategy Fund short-sells a Bond to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the Bond to the purchaser and records this as an expense. The expense is offset – in its entirety or in part – by the income derived from the short-sale and/or by earnings on the proceeds of the short-sale. Short Interest Expense is not a fee charged to the shareholder by the Advisor

24

or other service provider. Rather, it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). However, the Inverse Government Long Bond Strategy Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government Bond Market is closed, including Columbus Day and Veterans' Day. In addition, on any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Nova Fund and Inverse Government Long Bond Strategy Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

Unlike most other Rydex|SGI Funds, the All-Cap Opportunity Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Fund is sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Fund expects that all shares of the Fund will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Fund's ability to prevent frequent trading of the Fund will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Fund cannot assure that their policies will be enforced with regard to those Fund shares held

PROSPECTUS
25

through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

26

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

											RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Other Capital Items	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Nova Fund
December 31, 2009†††	45.50	0.09	16.06	16.15	(0.49)	—	(0.49)	—	61.16	35.51%	1.55%	1.55%	1.55%	0.19%	84%	50,561
December 31, 2008†††	100.60	.60	(55.40)	(54.80)	(.30)	—	(.30)	—	45.50	(54.47)%	1.52%	1.52%	1.52%	0.75%	182%	35,087
December 31, 2007†††	100.90	1.20	—	1.20	(1.50)	—	(1.50)	—	100.60	1.13%	1.46%	1.46%	1.46%	1.12%	94%	82,191
December 31, 2006†††	85.60	1.10	15.40	16.50	(1.20)	—	(1.20)	—	100.90	19.27%	1.48%	1.48%	1.48%	1.18%	211%	134,477
December 31, 2005†††	82.60	.50	2.80	3.30	(.30)	—	(.30)	—	85.60	3.97%	1.53%	1.53%	1.53%	0.60%	381%	132,018

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Nova Fund.

PROSPECTUS
27

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
All-Cap Opportunity Fund
December 31, 2009	$9.05	$(0.03)	$2.50	$2.47	$(0.01)	$—	$(0.01)	$11.51	27.29%	1.71%	1.71%	1.71%		(0.33)%	379%	$68,347
December 31, 2008	15.33	.01	(6.25)	(6.24)	—	(.04)	(.04)	9.05	(40.73)%	1.67%	1.67%	1.67%		0.05%	463%	72,439
December 31, 2007	13.47	(.02)	3.10	3.08	—	(1.22)	(1.22)	15.33	22.75%	1.61%	1.61%	1.61%		(0.15)%	277%	130,166
December 31, 2006	12.68	(.02)	1.48	1.46	—	(.67)	(.67)	13.47	11.47%	1.64%	1.64%	1.64%		(0.16)%	353%	87,673
December 31, 2005	11.16	(.02)	1.54	1.52	—	—	—	12.68	13.62%	1.70%	1.70%	1.70%		(0.20)%	281%	61,834
Inverse Government Long Bond Strategy Fund
December 31, 2009	13.60	(.33)	2.97	2.64	—	—	—	16.24	19.41%	2.23%	2.23%	1.71	%×	(2.09)%	—	27,940
December 31, 2008	19.58	(.21)	(5.68)	(5.89)	(.09)	—	(.09)	13.60	(30.21)%	4.12%	4.12%	1.65	%×	(1.12)%	2,851%	10,625
December 31, 2007	21.55	.70	(1.67)	(.97)	(1.00)	—	(1.00)	19.58	(4.51)%	3.83%	3.83%	1.63	%×	3.17%	1,123%	17,611
December 31, 2006	20.80	.69	.97	1.66	(.91)	—	(.91)	21.55	8.11%	5.12%	5.12%	1.63	%×	3.08%	597%	29,246
December 31, 2005	21.95	(.07)	(1.08)	(1.15)	—	—	—	20.80	(5.24)%	5.11%	5.11%	1.63	%×	(0.33)%	589%	29,671

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating Expenses exclude interest expense from securities sold short.

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INDEX PUBLISHER INFORMATION

STANDARD & POOR'S

The Nova Fund (the "Rydex|SGI S&P Fund") is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Fund or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Fund particularly or the ability of the S&P 500® Index (the "S&P Index") to track general stock market performance or provide a basis for superior investment performance. S&P's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Index which is determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Fund. S&P has no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Fund into consideration in determining, composing or calculating the S&P Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Rydex|SGI S&P Fund or the timing of the issuance or sale of the Rydex|SGI S&P Fund or in the determination or calculation of the equation by which the Rydex|SGI S&P Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Fund, or any other person or entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Index or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's®," S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

More information about the Index Publisher is located in the SAI.

PROSPECTUS
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ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

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9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTPX-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Target Beta: Sector Funds

Energy

Health Care

Technology

Utilities

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

SECTOR FUNDS

Energy Fund	1

Health Care Fund	4

Technology Fund	7

Utilities Fund	10

PURCHASE AND SALE OF FUND SHARES	13

TAX INFORMATION	13

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	13

MANAGEMENT OF THE FUNDS	17

SHAREHOLDER INFORMATION	18

PURCHASING AND REDEEMING SHARES	19

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	19

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	20

FINANCIAL HIGHLIGHTS	21

ADDITIONAL INFORMATION	23

ii

ENERGY FUND

INVESTMENT OBJECTIVE – The Energy Fund seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 445% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Energy Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Companies that have small to mid-sized capitalizations. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Energy Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy sector and therefore may be concentrated in an industry or group of industries within the energy sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
1

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Energy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

2

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2008)	27.48%	(quarter ended 09/30/2008)	-34.28%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/29/2001)
Energy Fund	38.50%	9.08%	7.31%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.41%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 13 of this prospectus.

PROSPECTUS
3

HEALTH CARE FUND

INVESTMENT OBJECTIVE – The Health Care Fund seeks to provide capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Health Care Fund invests substantially all (at least 80%) of its net assets in equity securities of Health Care Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care related products or services. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Health Care Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the health care sector and therefore may be concentrated in an industry or group of industries within the health care sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

4

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Health Care Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HEALTH CARE SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
5

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	15.44%	(quarter ended 06/30/2002)	-16.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (6/19/2001)
Health Care Fund	24.65%	2.92%	2.10%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.93%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 13 of this prospectus.

6

TECHNOLOGY FUND

INVESTMENT OBJECTIVE – The Technology Fund seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 252% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Technology Fund invests substantially all (at least 80%) of its net assets in equity securities of Technology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Technology Companies that have small to mid-sized capitalizations. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics and communications sectors. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Technology Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the technology sector and therefore may be concentrated in an industry or group of industries within the technology sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
7

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Technology Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TECHNOLOGY SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies also may fluctuate widely in response to such events.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

8

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	27.34%	(quarter ended 12/31/2008)	-27.02%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Technology Fund	55.60%	0.47%	-3.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 13 of this prospectus.

PROSPECTUS
9

UTILITIES FUND

INVESTMENT OBJECTIVE – The Utilities Fund seeks to provide capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 309% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Utilities Fund invests substantially all (at least 80%) of its net assets in equity securities of Utilities Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Utilities Companies that have small to mid-sized capitalizations. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Utilities Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the utilities sector and therefore may be concentrated in an industry or group of industries within the utilities sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

10

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Utilities Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

UTILITIES SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies also may fluctuate widely in response to such events.

PROSPECTUS
11

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	20.68%	(quarter ended 09/30/2002)	-22.51%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Utilities Fund	13.80%	3.88%	-1.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 13 of this prospectus.

12

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the Energy Fund, Health Care Fund, Technology Fund and Utilities Fund (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds").

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. Each Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

In managing the Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector using Global Industry Classification Standard (GICS) codes. The Advisor then employs a quantitative screen to ensure minimum capitalization and liquidity standards. The resulting portfolio is weighted to meet diversification standards and to generate returns respective of that sector. The Advisor monitors the efficacy of this methodology, and makes periodic changes in the composition of the Funds to ensure that each Fund remains a valid representation of its sector.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent

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trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

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The risks associated with the Fund's use of futures and options contracts include:

•  The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•  Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

MARKET RISK – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.

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MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SECTOR CONCENTRATION RISK – The Sector Concentration Risk applicable to each Fund is as follows:

ENERGY SECTOR CONCENTRATION RISK – The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector that the Energy Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

HEALTH CARE SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the health care sector that the Health Care Fund purchases will underperform the market as a whole. To the extent that the Health Care Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

TECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the technology sector that the Technology Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

UTILITIES SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the utilities sector that the Utilities Fund purchases will underperform the market as a whole. To the extent that the Utilities Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

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SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate of 0.85% for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund.

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO

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Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view

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market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

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DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Energy Fund
December 31, 2009	$20.49	$.11	$7.73	$7.84	$—	$(1.96)	$(1.96)	$26.37	38.50%	1.65%	0.48%	206%	$39,353
December 31, 2008	39.83	(.03)	(18.29)	(18.32)	—	(1.02)	(1.02)	20.49	(46.03)%	1.60%	(0.08)%	154%	30,843
December 31, 2007	33.14	(.11)	11.01	10.90	—	(4.21)	(4.21)	39.83	33.22%	1.58%	(0.27)%	217%	101,458
December 31, 2006	39.20	(.13)	5.28	5.15	—	(11.21)	(11.21)	33.14	11.93%	1.59%	(0.31)%	146%	70,190
December 31, 2005	29.68	— §	11.44	11.44	(.01)	(1.91)	(1.92)	39.20	38.54%	1.59%	(0.01)%	351%	83,437
Health Care Fund
December 31, 2009	21.22	0.04	5.19	5.23	—	—	—	26.45	24.65%	1.67%	0.17%	301%	26,896
December 31, 2008	29.61	(— )§	(7.40)	(7.40)	—	(.99)	(.99)	21.22	(24.86)%	1.62%	(0.01)%	266%	35,778
December 31, 2007	28.41	(.01)	1.73	1.72	—	(.52)	(.52)	29.61	6.02%	1.59%	(0.02)%	424%	37,521
December 31, 2006	28.17	(.15)	1.59	1.44	—	(1.20)	(1.20)	28.41	5.11%	1.59%	(0.52)%	251%	40,825
December 31, 2005	25.46	(.16)	2.87	2.71	—	—	—	28.17	10.64%	1.60%	(0.62)%	330%	51,692
Technology Fund
December 31, 2009	7.05	(.06)	3.98	3.92	—	—	—	10.97	55.60%	1.65%	(0.68)%	252%	39,967
December 31, 2008	16.27	(.08)	(7.39)	(7.47)	—	(1.75)	(1.75)	7.05	(45.41)%	1.60%	(0.63)%	277%	7,238
December 31, 2007	14.74	(.15)	1.68	1.53	—	—	—	16.27	10.38%	1.56%	(0.91)%	584%	33,123
December 31, 2006	13.92	(.16)	.98	.82	—	—	—	14.74	5.89%	1.59%	(1.09)%	403%	23,215
December 31, 2005	13.50	(.16)	.58	.42	—	—	—	13.92	3.11%	1.62%	(1.21)%	541%	19,145

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  §  Less than $.01 per share.

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										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments by Affiliates	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Utilities Fund
December 31, 2009	$15.41	$0.41	$1.65	$2.06	$(1.06)	$—	$(1.06)	$—	$16.41	13.80%	1.67%	2.69%	309%	$15,814
December 31, 2008	22.29	.37	(6.97)	(6.60)	(.08)	(.20)	(.28)	—	15.41	(29.57)%	1.61%	1.90%	293%	34,343
December 31, 2007	22.38	.32	2.59	2.91	(.39)	(2.61)	(3.00)	—	22.29	12.86%	1.58%	1.32%	244%	65,532
December 31, 2006	19.09	.36	3.64	4.00	(.49)	(.22)	(.71)	—	22.38	20.96%	1.59%	1.73%	169%	71,719
December 31, 2005	17.34	.34	1.50	1.84	(.09)	—	(.09)	—	19.09	10.56%	1.60%	1.80%	342%	39,943

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

22

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

PROSPECTUS
23

9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTAN-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Alternatives Funds

Alternative Strategies Allocation

Multi-Hedge Strategies

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

ALTERNATIVES FUNDS

Alternative Strategies Allocation Fund	1

Multi-Hedge Strategies Fund	7

PURCHASE AND SALE OF FUND SHARES	12

TAX INFORMATION	12

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	12

MANAGEMENT OF THE FUNDS	25

SHAREHOLDER INFORMATION	27

PURCHASING AND REDEEMING SHARES	28

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	28

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	29

FINANCIAL HIGHLIGHTS	30

ADDITIONAL INFORMATION	31

ii

ALTERNATIVE STRATEGIES ALLOCATION FUND

INVESTMENT OBJECTIVE – The Alternative Strategies Allocation Fund seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.59%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 149% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Fund, a "fund of funds," seeks to achieve its objective by investing principally in a diversified portfolio of affiliated and un-affiliated funds, including exchange-traded funds (the "underlying funds") and, to a limited extent, futures that represent alternative and non-traditional asset classes and/or strategies in an attempt to deliver performance with low correlation (i.e., little or no similarity) to traditional stock and bond asset classes and long-term positive returns. In managing the Fund, the Advisor will apply a proprietary asset allocation methodology that principally allocates assets among underlying funds that emphasize directly, or in combination with other investments, alternative or non-traditional asset classes or investment strategies (i.e., absolute return strategies, commodities, currency arbitrage, global macro, managed futures and real estate) according to the degree of risk associated with each underlying fund given the market conditions in existence at the time of allocation.

Descriptions of the primary alternative and non-traditional asset classes and strategies are as follows:

Market Neutral. Market neutral strategies typically seek to profit independently from stock market movements, while maintaining a low correlation to and mitigating the risks of the U.S. and international equity markets. The strategies will hold long securities that the managers believe are undervalued and take short positions in common stocks that the managers believe are overvalued.

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1

Long/Short Equity. Long/short equity strategies typically seek to profit from investing on both the long and short sides of equity market.

Merger Arbitrage. Merger arbitrage strategies typically invest simultaneously in long and short positions in both companies involved in a merger or acquisition. They typically invest in long positions in the stock of the company to be acquired and short the stocks of the acquiring company.

Commodities. Commodity strategies typically seek exposure to the performance of the commodities markets and/or exposure to a long-short investment strategy that is based on commodity trends.

Currency Arbitrage. Currency arbitrage strategies typically seek capital appreciation through investing in various arbitrage opportunities in currency markets.

Global Macro. Global macro strategies typically seek to profit from changes in currency, commodity, equity and fixed income prices and market volatility.

Fixed Income Arbitrage. Fixed income arbitrage strategies typically seek to profit from relationships between different fixed income securities or fixed income and equity securities, leveraging long and short positions in securities that are related mathematically or economically.

Managed Futures. Managed futures strategies seek to preserve capital through capturing opportunities in various futures markets. The managers typically invest in long positions in the futures that are showing strong upward momentum and short positions in the futures that are in a downward trend. These strategies often provide different exposures to many markets and thus offer low correlations with traditional stock and bond markets.

Real Estate. Real estate strategies typically seek to profit through the development of liquid portfolios of stocks that effectively represent the real estate segment of the market.

The Fund may invest in, and thus have indirect exposure to the risks of the underlying investments, including but not limited to, the following underlying investments. The underlying funds may include affiliated mutual funds, affiliated and unaffiliated exchange-traded funds, commodity pools, and other pooled investment vehicles. Please note that the Advisor may change the Fund's asset class allocation and/or strategy allocation, the underlying funds, or weightings without shareholder notice. The Fund may generally invest in each underlying fund without limitation in a manner consistent with the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

UNDERLYING INVESTMENTS:

Rydex|SGI Underlying Investments (Affiliated)

Rydex Variable Trust Multi-Hedge Strategies Fund

Rydex Variable Trust Commodities Strategy Fund

Rydex Series Funds Global Market Neutral Fund

Rydex Variable Trust Long/Short Commodities Strategy Fund

Rydex Variable Trust Managed Futures Strategy Fund

Rydex Variable Trust Real Estate Fund

CurrencyShares Australian Dollar Trust

CurrencyShares British Pound Sterling Trust

CurrencyShares Canadian Dollar Trust

CurrencyShares Euro Trust

CurrencyShares Japanese Yen Trust

CurrencyShares Mexican Peso Trust

CurrencyShares Russian Ruble Trust

CurrencyShares Swedish Krona Trust

CurrencyShares Swiss Franc Trust

Un-Affiliated Underlying Investments

PowerShares DB G10 Currency Harvest Fund

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is not designed for active investors and is intended for long-term investors only.

2

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Alternative Strategies Allocation Fund and its investment in underlying funds are subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to an underlying fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with an underlying fund's conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund and certain of the underlying funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions

PROSPECTUS
3

and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – The value of an exchange-traded note (an "ETN") may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's or an underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund or an underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

HIGH YIELD RISK – The Fund and certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INITIAL PUBLIC OFFERING ("IPO") RISK – The Fund may invest a portion of its assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. Because the prices of IPO shares frequently are volatile, the Fund may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for the Fund. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The Fund's investment in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index.

4

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

PORTFOLIO TURNOVER RISK – Certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REAL ESTATE SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause certain underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different

PROSPECTUS
5

periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	3.11%	(quarter ended 03/31/2009)	-4.72%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (5/1/2008)
Alternative Strategies Allocation Fund	0.85%	-11.12%
Barclay Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	5.42%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 12 of this prospectus.

6

MULTI-HEDGE STRATEGIES FUND

INVESTMENT OBJECTIVE – The Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	1.18%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.69%
Short Dividend Expense	0.69%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses	1.95%
Fee Waiver and/or Expense Reimbursement*	0.03%
Total Annual Fund Operating Expenses Fee Waiver and/or Expense Reimbursement	1.92%

* The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$195	$603	$1,037	$2,243

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,074% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Multi-Hedge Strategies Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The allocation to these strategies is based on a proprietary evaluation of their risk and return characteristics. These investment strategies include, but are not limited to:

LONG/SHORT EQUITY – Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets;

PROSPECTUS
7

EQUITY MARKET NEUTRAL – Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;

FIXED INCOME STRATEGIES – Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in securities that are related mathematically or economically;

MERGER ARBITRAGE – Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and

GLOBAL MACRO – Pursuant to a global macro strategy, portfolio managers seek to profit from changes in currencies, commodity prices, and market volatility.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions.

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including small, mid, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts, exchange-traded funds, and corporate debt. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted a fundamental investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Multi-Hedge Strategies Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

8

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, and exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

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MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2007)	3.70%	(quarter ended 12/31/2008)	-10.74%

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AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (11/29/2005)
Multi-Hedge Strategies Fund	-3.28%	-3.15%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	13.17%	0.15%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 12 of this prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the Alternative Strategies Allocation Fund and Multi-Hedge Strategies Fund (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds").

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's market sector in order to maintain consistency and predictability.

With the exception of the Alternative Strategies Allocation Fund, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. The Alternative Strategies Allocation Fund may, but will not necessarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy, if employed, could result in lower return and loss of market opportunity. Thus, when pursuing a temporary defensive strategy, the Alternative Strategies Allocation Fund may not achieve its investment objective.

Multi-Hedge Strategies Fund. The Advisor develops and implements structured investment strategies designed to achieve the Fund's objective. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund's market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

As the result of market observations and internal and external research, the Advisor believes that many hedge fund strategies can be replicated through systematic directional and non-directional positions. These hedge fund strategies can be combined with the objective of creating a returns stream which is differentiated from traditional systematic sources of equity and bond returns (i.e., Beta). The Advisor utilizes several proprietary quantitative models and market insights to allocate between its five investment strategies with the intent of generating capital appreciation while managing risk.

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DIRECTIONAL AND NON-DIRECTIONAL POSITIONS

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

•  An Equities position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

•  A Fixed Income position involves investing in a portfolio that buys a basket of U.S. government securities or bond futures.

•  A Directional Commodity trade involves investing in precious metals, livestock, grains, and other basic goods or materials.

•  A Directional Currency trade consists of purchasing or selling a basket of foreign currencies against the U.S. Dollar.

•  A Covered Call Options position involves investing in written call options on underlying securities which a Fund already owns.

•  A Long Options position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

•  A Volatility Arbitrage Spread trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

•  A Market Neutral Value position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Growth position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Momentum position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Capitalization position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

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•  A Market Neutral Illiquidity Premium trade involves purchasing a basket of illiquid securities which may include, but is not limited to, closed-end funds and shorting a basket of more liquid stocks against them. The portfolio is structured to minimize market exposure.

•  A Merger Arbitrage Spreads position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Duration Neutral Term Spreads position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

•  A Duration Neutral Default Spreads position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

•  A Convertible Arbitrage Spread involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.

•  A Currency Spread trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.

Alternative Strategies Allocation Fund. The Fund attempts to achieve returns with low correlation to the returns of traditional stock and bond asset classes and generate capital appreciation by investing the Fund's assets in underlying funds comprised of alternative and non-traditional asset classes or investment strategies such as, but not limited to, absolute return, currency arbitrage, commodities, global macro, managed futures, and real estate. The Fund may also invest in exchange-traded notes and individual securities to complement its investment in the underlying funds or to better manage cash positions.

In seeking to achieve returns with low correlation to the returns of traditional stock and bond asset classes and to provide capital appreciation, the Advisor uses a quantitative investment methodology with input from current market data to efficiently allocate the Fund's assets across the underlying funds (the "optimization process"). The goal of the optimization process is to create the best portfolio, given historical correlations and risks, to achieve the Fund's stated objective. The process applies dynamic constraints that seek to diversify the risks across the underlying funds and avoid a concentration of risk from a single underlying fund's specific risk. The Advisor administers the optimization process on a regular basis in order to rebalance the composition of the underlying funds and adjust underlying fund weights.

The underlying funds will be periodically evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the Fund, alternate underlying funds may be added to obtain exposure to new alternative and non-traditional asset classes or investment strategies, to replace underperforming underlying funds, or to enhance returns.

From time to time, the portfolio managers may also evaluate the possibility of adding additional alternative and non-traditional asset class categories. A new asset class would be added if the fund managers determine that it will help the Fund meet its investment objective.

INVESTMENT IN THE SUBSIDIARY – The Multi-Hedge Strategies Fund may invest in its Subsidiary. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund. For more information about applicable federal tax requirements, please see "Dividends, Distributions and Additional Tax Information."

It is expected that the Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 ("1940 Act"), and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.

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The Advisor will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the Fund's investment in the Subsidiary will vary based on the Advisor's use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary. To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund's transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund.

With respect to the Fund's investment in its Subsidiary, please refer to "Investment Policies, Techniques, and Risk Factors" in the Fund's SAI for more information about the operation and management of the Fund's Subsidiary.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to each Fund. Please consult the Fund Summary sections to determine which risks are applicable to each Fund.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – In the case of the Alternative Strategies Allocation Fund, certain of the underlying funds' exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES – In the case of the Alternative Strategies Allocation Fund, certain of the underlying funds invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the underlying fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, an underlying fund may receive more or less principal than it originally invested. An underlying fund might receive interest payments that are more or less than the stated coupon interest payments.

STRUCTURED NOTE RISK – In the case of the Alternative Strategies Allocation Fund, certain of the underlying funds intend to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by an underlying fund, may lead to increased tracking

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error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

CONFLICTS OF INTEREST RISK – In managing the Fund, the Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so and in allocating Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor is also responsible for managing each of the affiliated underlying funds. The Advisor is legally obligated to disregard the fees payable by underlying funds when making investment decisions. The Trustees and officers of the Fund are also Trustees and officers of the affiliated underlying funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Fund and the affiliated underlying funds.

COUNTERPARTY CREDIT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, credit default swap agreements, and structured notes. The Fund and certain of the underlying funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund and affiliated underlying funds will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund and certain of the underlying funds may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CREDIT DEFAULT SWAP RISK – The Multi-Hedge Strategies Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may each enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund or underlying fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund or underlying fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund's or underlying fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

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CURRENCY RISK – The Fund's, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds', indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund and certain of the underlying funds may incur transaction costs in connection with conversions between various currencies. The Fund and certain of the underlying funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund or an underlying fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund or underlying fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their investment objectives. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund, or in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund and affiliated underlying funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the

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underlying security. When writing (selling) call options on securities, the Fund or an underlying fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund or an underlying fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund or an underlying fund.

The risks associated with the Fund's or an underlying fund's use of futures and options contracts include:

•  The Fund or an underlying fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund or an underlying fund and the prices of futures and options on futures.

•  Although the Fund or an underlying fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or an underlying fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund or an underlying fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Alternative Strategies Allocation Fund may also be subject to this risk with respect to certain of the underlying funds' investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

ENERGY SECTOR CONCENTRATION RISK – The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that certain of the Alternative Strategies Allocation Fund's underlying funds purchase will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the underlying funds' investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

EXCHANGE-TRADED NOTES ("ETN") RISK – ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major

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exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund or an underlying fund.

FUND OF FUNDS RISK – The Fund is subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.

In addition, an underlying fund may buy the same securities that another underlying fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, the Fund investor may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund's transactions in shares of the underlying funds. In addition, certain of the underlying funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Because the Fund invests most of its assets in underlying Rydex|SGI Funds, the Fund's

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investment performance is directly related to the performance of those underlying funds. The performance of those underlying funds, in turn, depends upon the performance of the securities in which they invest.

HIGH YIELD RISK – The Fund, or in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund or certain underlying funds to sell these securities (liquidity risk).These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund or underlying fund may lose its entire investment.

INITIAL PUBLIC OFFERING ("IPO") RISK – In the case of the Alternative Strategies Allocation Fund, certain of the underlying funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on an underlying fund's performance likely will decrease as the underlying fund's asset size increases, which could reduce the underlying funds, and thus the Alternative Strategies Allocation Fund's, total returns. IPOs may not be consistently available to an underlying fund for investing, particularly as the underlying fund's asset base grows. Because IPO shares frequently are volatile in price, the underlying funds may hold IPO shares for a very short period of time. This may increase the turnover of the underlying fund's portfolio and may lead to increased expenses for the underlying fund, such as commissions and transaction costs. By selling IPO shares, certain of the underlying funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the underlying funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The underlying funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INVESTMENT IN INVESTMENT COMPANIES RISK – The Fund may purchase shares of investment companies, such as exchange-traded funds ("ETFs"), unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. The Alternative Strategies Allocation Fund, in particular, will regularly invest in other investment companies, including the underlying funds, some of which may also invest in investment companies, and ETFs. When the Fund invests in an investment company, including affiliated underlying funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. For example, if an underlying fund sells the same securities another underlying fund is purchasing, an investor in the Alternative Strategies Allocation Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Similarly, an investor in the Alternative Strategies Allocation Fund may receive taxable gains as a result of the underlying funds' portfolio transactions in addition to the taxable gains attributable to the Alternative Strategies Allocation Fund's transactions in shares of the underlying funds. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the

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underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the net asset value of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund and certain of the underlying funds may invest in investment companies, such as the Multi-Hedge Strategy Fund's Subsidiary, as discussed below, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

EXCHANGE-TRADED FUND ("ETF") RISK – The Fund may invest to a significant extent in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the net asset value of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

INVESTMENT IN THE SUBSIDIARY RISK – The Fund may invest in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund's Board has oversight responsibility for the investment activities of the Fund, including its investments in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary's portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay a Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund and, in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, invest in derivative instruments that give rise to leverage, the more this leverage

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will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund and certain of the underlying funds will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund or an underlying fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's or an underlying fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for certain of the Alternative Strategies Allocation Fund's underlying funds to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which an underlying fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in an underlying fund's portfolio, the ability of the underlying fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's or an underlying fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an underlying fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's or an underlying fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market

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value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy, or in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds' strategies, may frequently involve buying and selling portfolio securities to rebalance the Fund's or an underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REAL ESTATE SECTOR CONCENTRATION RISK – The risk that the securities of real estate companies that certain of the Alternative Strategies Allocation Fund's underlying funds purchase will underperform the market as a whole. To the extent that the underlying funds' investments are concentrated in real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies may also subject the underlying fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the Fund's or underlying funds' investments in REITs.

SHORT SALES RISK – Short sales are transactions in which the Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, sell a security they do not own. To complete the transaction, the Fund or an underlying fund must borrow the security to make delivery to the buyer. The Fund or underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying fund. If the underlying security goes down in price between the time the Fund or underlying fund sells the security and buys it back, the Fund or underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. The Fund or underlying fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's or an underlying fund's needs for immediate cash or other liquidity. The Fund's or an underlying fund's investment performance may also suffer if the Fund or underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or underlying fund to deliver the securities the Fund or underlying fund borrowed at the commencement of the short sale and the Fund or underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund or underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's or an underlying fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund or an underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund or underlying fund on the investment of the cash generated by the short sale. When the Fund or an underlying fund sells short an equity security that pays a dividend, the Fund or underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund or the underlying fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's or an underlying fund's unrealized gain or reduces the Fund's or an underlying fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund or an underlying fund is obligated to pay is greater than the interest earned by the Fund or an underlying fund on investments, the performance of the Fund or an underlying fund will be

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negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund or an underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TAX RISK – As noted under "Commodity-Linked Derivative Investment Risk" above, certain of the Alternative Strategies Allocation Fund's underlying funds, currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which certain of the underlying funds invest will not be considered qualifying income after September 30, 2006. The affiliated underlying funds will therefore restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income.

In the case of the Alternative Strategies Allocation Fund, certain of the affiliated underlying funds, have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by certain of the affiliated underlying funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor believes it can continue to successfully operate the affiliated underlying funds in a manner consistent with the affiliated underlying funds current investment objective by investing in these commodities-linked structured notes. See "Dividends, Distributions and Additional Tax Information" for more information.

In addition, the Multi-Hedge Strategies Fund's investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund has received a private letter ruling from the IRS that concludes that income from the Fund's investment in its Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended. Please see "Dividends, Distributions and Additional Tax Information" for more information.

TRACKING ERROR RISK – For the Alternative Strategies Allocation Fund, the Advisor may not be able to cause certain of the underlying funds' performance to match or correlate that of the underlying fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund or an underlying fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund or an underlying fund prices its shares may limit the Fund's or an underlying fund's ability to use leverage and may prevent the

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Fund or an underlying fund from achieving its investment objective. In such an event, the Fund or an underlying fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to investment advisory agreements between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
MULTI-HEDGE STRATEGIES FUND	1.15%
ALTERNATIVE STRATEGIES ALLOCATION FUND	0.00%

As part of its agreement with the Trust, the Advisor will pay all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, acquired fund fees and expenses, and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses and extraordinary expenses.

In addition, the Advisor has contractually agreed to waive the management fee it receives from the Multi-Hedge Strategies Fund in an amount equal to the management fee paid to the Advisor by the Fund's Subsidiary as discussed in more detail under "Management of the Subsidiary." The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor.

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

MANAGEMENT OF THE SUBSIDIARY

As with the Multi-Hedge Strategies Fund, the Advisor is responsible for the selection of the Subsidiary's investments and the administration of the Subsidiary's investment program pursuant to a separate investment advisory agreement between the Advisor and the Subsidiary. Under the advisory agreement, the Advisor provides the Subsidiary with the same type of management, under the same terms, as are provided to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Subsidiary will pay the Advisor a fee at an annualized rate of 1.15%, based on the average daily net assets of the Subsidiary's portfolio.

As stated above, the Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Fund's Subsidiary. This undertaking will continue in effect for so long as the Fund invests in its Subsidiary, and may not be terminated by the Advisor

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unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. The rate of the management fee paid directly or indirectly by the Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and its Subsidiary, and may not increase without the prior approval of the Board and a majority of the Fund's shareholders. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. Therefore, it is expected that the Fund's investment in its Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and its Subsidiary. Please see the SAI for more information about the organization and management of the Subsidiary.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

26

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, the Multi-Hedge Strategies Fund, generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV. The Alternative Strategies Allocation Fund generally values shares of the underlying funds at their NAV and other investments at market prices.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The Multi-Hedge Strategies Fund may invest up to 25% of its total assets in shares of its Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of the Subsidiary's shares will fluctuate with the value of the Subsidiary's portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHORT DIVIDEND EXPENSE – "Short Dividend Expense" occurs because the Multi-Hedge Strategies Fund short-sells equity securities to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

TOTAL OTHER EXPENSES – For the Multi-Hedge Strategies Fund, "Total Other Expenses" includes transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as

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27

indicated in the table under "Fees and Expenses of the Fund." "Total Other Expenses" include "Other Expenses of the Subsidiary."

ACQUIRED FUND FEES AND EXPENSES – As a shareholder in certain funds (the "Acquired Funds"), the Funds will each indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Unlike most other Rydex|SGI Funds, the Funds are not suitable for purchase by active investors. Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Funds are sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Funds expect that all shares of the Funds will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Funds' ability to prevent frequent trading of the Funds will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

28

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Fund. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

PROSPECTUS
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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses×	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Alternative Strategies Allocation Fund
December 31, 2009	$19.92	$.07	$.10	$.17	$—	$—	$—	$20.09	0.85%	0.00%	0.00%	0.00%	0.38%	149%	$5,121
December 31, 2008*	25.00	.38	(5.02)	(4.64)	(.39 )▲	(.05 )▲	(.44)	19.92	(18.55)%	0.00%**	0.00%**	0.00%**	2.47%**	33%	3,138
Multi-Hedge Strategies Fund
December 31, 2009■	20.97	(.19)	(.50)	(.69)	(.22)	—	(.22)	20.06	(3.28)%	1.87%	1.84%	1.15%	(0.95)%	1,074%	25,563
December 31, 2008	25.95	.16	(5.02)	(4.86)	(.12)	—	(.12)	20.97	(18.72)%	1.81%	1.81%	1.15%	0.67%	1,447%	33,022
December 31, 2007	26.20	.74	.27	1.01	(1.00)	(.26)	(1.26)	25.95	3.84%	1.69%	1.69%	1.17%	2.72%	421%	31,437
December 31, 2006	25.20	.80	.87	1.67	(.30)	(.37)	(.67)	26.20	6.64%	1.70%	1.70%	1.16%	3.08%	309%	22,557
December 31, 2005*	25.00	.05	.15	.20	—	—	—	25.20	0.80%	1.45%**	1.45%**	1.20%**	2.28%**	19%	3,323

  *  Since the commencement of operations:
May 1, 2008—Alternative Strategies Allocation Fund;
November 29, 2005—Multi-Hedge Strategies Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating expenses exclude short dividends expense.

  ■  Consolidated.

  ▲  For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

30

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

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9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTCB-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Target Beta: Domestic Equity – Broad Market Funds

Inverse NASDAQ-100® Strategy

Inverse Russell 2000® Strategy

Inverse S&P 500 Strategy

Nova

NASDAQ-100®

Russell 2000® 1.5x Strategy

Target Beta: Specialty Fund

Commodities Strategy

Opportunistic Fund

All-Cap Opportunity

Target Beta: Fixed Income Funds

Government Long Bond 1.2x Strategy

Inverse Government Long Bond Strategy

Alternatives Fund

Multi-Hedge Strategies

Asset Allocation Funds

All-Asset Conservative Strategy

(Formerly, Essential Portfolio Aggressive)

All-Asset Moderate Strategy

(Formerly, Essential Portfolio Moderate)

All-Asset Aggressive Strategy

(Formerly, Essential Portfolio Conservative)

Target Beta: Money Market Fund

U.S. Government Money Market

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Important Information About the Fund (if applicable), Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

DOMESTIC EQUITY FUNDS

Inverse NASDAQ-100® Strategy Fund	1

Inverse Russell 2000® Strategy Fund	5

Inverse S&P 500 Strategy Fund	9

Nova Fund	13

NASDAQ-100® Fund	17

Russell 2000® 1.5x Strategy Fund	21

SPECIALTY FUND

Commodities Strategy Fund	25

OPPORTUNISTIC FUND

All-Cap Opportunity Fund	29

FIXED INCOME FUNDS

Government Long Bond 1.2x Strategy Fund	33

Inverse Government Long Bond Strategy Fund	37

ALTERNATIVES FUND

Multi-Hedge Strategies Fund	41

ASSET ALLOCATION FUNDS

All-Asset Conservative Strategy Fund	46

All-Asset Moderate Strategy Fund	53

All-Asset Aggressive Strategy Fund	60

MONEY MARKET FUND

U.S. Government Money Market Fund	67

PURCHASE AND SALE OF FUND SHARES	69

TAX INFORMATION	69

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	69

COMMODITIES STRATEGY FUND BENCHMARK INFORMATION	91

MANAGEMENT OF THE FUNDS	91

SHAREHOLDER INFORMATION	93

PURCHASING AND REDEEMING SHARES	95

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	95

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	96

FINANCIAL HIGHLIGHTS	97

INDEX PUBLISHERS INFORMATION	104

ADDITIONAL INFORMATION	106

ii

INVERSE NASDAQ-100® STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse NASDAQ-100® Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse NASDAQ-100® Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

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the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse NASDAQ-100® Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The NASDAQ Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. The Fund may also invest in American Depositary Receipts to gain inverse exposure to international companies included in the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse NASDAQ-100® Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

2

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

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3

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2002)	32.20%	(quarter ended 12/31/2002)	-18.97%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/21/2001)
Inverse NASDAQ-100® Strategy Fund	-40.05%	-4.71%	-4.30%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-0.76%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

4

INVERSE RUSSELL 2000® STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Russell 2000® Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Russell 2000® Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.83%
Total Annual Fund Operating Expenses	1.73%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$176	$545	$939	$2,041

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS
5

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse Russell 2000® Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Russell 2000® Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

6

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	16.65%	(quarter ended 06/30/2009)	-21.10%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Inverse Russell 2000® Strategy Fund	-32.86%	-5.52%	-7.45%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.54%	3.18%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
7

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

8

INVERSE S&P 500 STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse S&P 500 Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse S&P 500 Strategy Fund seeks to provide investments results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.72%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$175	$542	$933	$2,030

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS
9

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse S&P 500 Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse S&P 500 Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

10

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2002)	17.71%	(quarter ended 06/30/2009)	-15.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Inverse S&P 500 Strategy Fund	-27.55%	-1.36%	0.38%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
11

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

12

NOVA FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Nova Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS
13

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Nova Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the Fund's benchmark. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Nova Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value

14

of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	23.90%	(quarter ended 12/31/2008)	-34.94%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Nova Fund	35.51%	-5.00%	-7.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
15

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

16

NASDAQ-100® FUND

INVESTMENT OBJECTIVE – The NASDAQ-100® Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund's current benchmark is the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the NASDAQ-100® Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is

PROSPECTUS
17

concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

18

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2001)	34.30%	(quarter ended 09/30/2001)	-37.14%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
NASDAQ-100® Fund	52.00%	2.16%	-8.02%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-6.35%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
19

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

20

RUSSELL 2000® 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Russell 2000® 1.5x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Russell 2000® 1.5x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund's current benchmark is the Russell 2000® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.74%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$177	$548	$944	$2,052

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs

PROSPECTUS
21

and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 376% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Russell 2000® 1.5x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Russell 2000® 1.5x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

22

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	34.94%	(quarter ended 12/31/2008)	-39.76%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Russell 2000® 1.5x Strategy Fund	33.31%	-5.36%	3.23%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.54%	7.07%

PROSPECTUS
23

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

24

COMMODITIES STRATEGY FUND

INVESTMENT OBJECTIVE – The Commodities Strategy Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund's current benchmark is the S&P GSCITM Commodity Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	0.77%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.58%
Fee Waiver and/or Expense Reimbursement*	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.56%

* The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$159	$493	$850	$1,856

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 359% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Commodities Strategy Fund seeks exposure to the performance of the commodities markets. The Fund will seek to gain exposure to the S&P GSCITM Commodity Index, a composite index of commodity sector returns, representing an unleveraged long-only investment in commodity futures that is broadly diversified across the spectrum of commodities, by investing in exchange-traded products, including investment companies and commodity pools, that provide exposure to the commodities markets and in commodity linked derivative instruments, which primarily consist of structured notes, swap agreements, commodity options, and futures and options on futures. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in

PROSPECTUS
25

that industry. It is anticipated that the Fund's investment exposure will tend to be heavily weighted toward oil and other energy-related commodities. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests, to a significant extent, in companies or commodity-linked derivatives concentrated in the same economic sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Commodities Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

INDUSTRY AND ENERGY SECTOR CONCENTRATION RISK – The Fund invests, to a significant extent, in commodities or commodity-linked derivatives concentrated in the same economic sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies also may fluctuate widely in response to such events.

26

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including exchange-traded funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

TAX RISK – The Fund currently gains most of its exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
27

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2008)	26.99%	(quarter ended 12/31/2008)	-49.91%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (9/30/2005)
Commodities Strategy Fund	11.56%	-13.40%
S&P GSCITM Commodity Index (reflects no deduction for fees, expenses or taxes)	13.49%	-11.09%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

28

ALL-CAP OPPORTUNITY FUND

INVESTMENT OBJECTIVE – The All-Cap Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 379% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Cap Opportunity Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. The Advisor, using a quantitative methodology, ranks approximately 60 different industries based on several measures of momentum including price momentum. The Fund then invests in the common stock of the top-ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts, but may also invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries that the Fund is seeking exposure to. The Fund may also enter into short sales. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund is not designed for active investors and is intended for long-term investors only.

PROSPECTUS
29

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Cap Opportunity Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities

30

sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	15.96%	(quarter ended 12/31/2008)	-22.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2002)
All-Cap Opportunity Fund	27.29%	3.24%	3.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.36%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

PROSPECTUS
31

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

32

GOVERNMENT LONG BOND 1.2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Government Long Bond 1.2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Government Long Bond 1.2x Strategy Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities on a daily basis. The Fund's current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.76%
Total Annual Fund Operating Expenses	1.26%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$400	$692	$1,523

PROSPECTUS
33

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,694% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Government Long Bond 1.2x Strategy Fund employs as its investment strategy a program of investing in U.S. Government securities and derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Futures and options contracts, and interest rate swaps, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. Government. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize its derivative positions. The Fund also may invest in zero coupon U.S. Treasury bonds. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Government Long Bond 1.2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK – The Fund achieves leveraged exposure to the daily price movement of the Long Treasury Bond through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the Long Treasury Bond. Leverage also will have the effect of magnifying tracking error.

34

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to the daily price movement of the Long Treasury Bond, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the Long Treasury Bond, rounding of share prices, changes to the composition of the Long Treasury Bond, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	38.97%	(quarter ended 03/31/2009)	-16.16%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Government Long Bond 1.2x Strategy Fund	-31.54%	2.58%	5.73%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	-12.92%	5.17%	7.59%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
35

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

36

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Government Long Bond Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Government Long Bond Strategy Fund seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund's current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	1.33%
Short Interest Expense	0.52%
Remaining Other Expenses	0.81%
Total Annual Fund Operating Expenses	2.23%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$226	$697	$1,195	$2,565

PROSPECTUS
37

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse Government Long Bond Strategy Fund's investment objective is to perform, on a daily basis, exactly opposite the daily price movement of the Long Treasury Bond. The Fund employs as its investment strategy a program of engaging in short sales and investing to a significant extent in derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. Government. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Government Long Bond Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

38

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to the daily price movement of the Long Treasury Bond, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the Long Treasury Bond, rounding of share prices, changes to the composition of the Long Treasury Bond, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	12.77%	(quarter ended 12/31/2008)	-26.53%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2003)
Inverse Government Long Bond Strategy Fund	19.41%	-4.00%	-4.75%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	-12.92%	5.17%	5.02%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
39

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

40

MULTI-HEDGE STRATEGIES FUND

INVESTMENT OBJECTIVE – The Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	1.18%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.69%
Short Dividend Expense	0.69%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses	1.95%
Fee Waiver and/or Expense Reimbursement*	0.03%
Total Annual Fund Operating Expenses Fee Waiver and/or Expense Reimbursement	1.92%

* The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$195	$603	$1,037	$2,243

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,074% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Multi-Hedge Strategies Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The allocation to these strategies is based on a proprietary evaluation of their risk and return characteristics. These investment strategies include, but are not limited to:

LONG/SHORT EQUITY – Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets;

PROSPECTUS
41

EQUITY MARKET NEUTRAL – Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;

FIXED INCOME STRATEGIES – Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in securities that are related mathematically or economically;

MERGER ARBITRAGE – Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and

GLOBAL MACRO – Pursuant to a global macro strategy, portfolio managers seek to profit from changes in currencies, commodity prices, and market volatility.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions.

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including small, mid, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts, exchange-traded funds, and corporate debt. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted a fundamental investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Multi-Hedge Strategies Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

42

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, and exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

PROSPECTUS
43

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2007)	3.70%	(quarter ended 12/31/2008)	-10.74%

44

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (11/29/2005)
Multi-Hedge Strategies Fund	-3.28%	-3.15%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	13.17%	0.15%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

PROSPECTUS
45

ALL-ASSET CONSERVATIVE STRATEGY FUND
(FORMERLY, ESSENTIAL PORTFOLIO CONSERVATIVE FUND)

INVESTMENT OBJECTIVE – The All-Asset Conservative Strategy Fund's objective is primarily to seek preservation of capital and, secondarily, to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.55%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 291% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Asset Conservative Strategy Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have a conservative allocation to underlying funds that invest in stocks, and a greater allocation to underlying funds that invest in bonds and money market securities as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and unless otherwise noted, each underlying fund listed below is a series of the Trust:

•  Domestic Equity Funds: S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Rydex Series Funds Russell 2000® Fund, Rydex Series Funds S&P 500 Fund, All-Cap Opportunity Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600

46

Pure Value Fund, Security Equity Fund Large Cap Value Fund, Security Equity Fund, Large Cap Growth, Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund

•  Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, Rydex Series Funds High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund

•  International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, and International Opportunity Fund

•  Alternative Investment and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Rydex Series Funds Global 130/30 Strategy Fund, Rydex Series Funds Global Market Neutral Fund, and Long/Short Commodities Strategy Fund

The Fund may also invest in exchange-traded funds and, to a limited extent, futures to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Asset Conservative Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK – The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including

PROSPECTUS
47

illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – Certain of the underlying funds may invest in exchange-traded notes ("ETNs"). The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – Certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

48

INCOME RISK – Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and UITs. For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

PROSPECTUS
49

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – Certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – Certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STABLE PRICE PER SHARE RISK – Certain of the underlying funds may be subject to Stable Price per Share Risk. Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

50

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	8.43%	(quarter ended 03/31/2009)	-8.97%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (10/27/2006)
All-Asset Conservative Strategy Fund	5.06%	0.45%
Synthetic All-Asset Conservative Strategy Benchmark* (reflects no deduction for fees, expenses or taxes)	15.27%	2.36%
Synthetic Essential Portfolio Conservative Benchmark** (reflects no deduction for fees, expenses or taxes)	14.80%	2.92%
S&P 500® Index** (reflects no deduction for fees, expenses or taxes)	26.47%	-4.32%

*  Effective June 23, 2009, the composition of the benchmark was changed to a 32/8/60 ratio of the performance of the Russell 3000® Index, the MSCI EAFE Index® and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index® is composed of the largest 3,000 U.S. companies ranked by total market capitalization, representing 98% of the U.S. investable equity market. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The Barclays Capital U.S. Aggregate Bond Index is a component of the U.S. Universal Index in its entirety. The Index was created in 1986, with index history backfilled to January 1, 1976. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

**  Prior to June 23, 2009, the Benchmark reflects a 40/60 ratio of the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Aggregate Bond Index). The S&P 500® Index is an unmanaged capitalization-weighted index composed of 500 common stocks, which are chosen by Standard & Poor's, a Division of The McGraw-Hill Company ("S&P"), on a statistical basis. The Lehman Aggregate Bond Index measures the performance of the total United States investment grade bond market, which includes investment grade U.S. Treasury bonds, government related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. Returns reflect no deduction for fees, expenses or taxes.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

PROSPECTUS
51

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

52

ALL-ASSET MODERATE STRATEGY FUND
(FORMERLY, ESSENTIAL PORTFOLIO MODERATE FUND)

INVESTMENT OBJECTIVE – The All-Asset Moderate Strategy Fund's objective is primarily to seek growth of capital and, secondarily, to seek preservation of capital.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.59%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 256% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Asset Moderate Strategy Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have a moderate allocation to underlying funds that invest in stocks, and a moderate allocation to underlying funds that invest in bonds as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and unless otherwise noted, each underlying fund listed below is a series of the Trust:

•  Domestic Equity Funds: Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, NASDAQ-100® Fund, Nova Fund, Russell 2000® 1.5x Strategy Fund, Rydex Series Funds Russell 2000® Fund, Rydex Series Funds S&P 500 Fund, All-Cap Opportunity

PROSPECTUS
53

Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Security Equity Fund Large Cap Value Fund, Security Equity Fund, Large Cap Growth, Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund

•  Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, Rydex Series Funds High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund

•  International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, and International Opportunity Fund

•  Alternative Investment and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Long/Short Commodities Strategy Fund, Rydex Series Funds Global 130/30 Strategy Fund, and Rydex Series Funds Global Market Neutral Fund

The Fund may also invest in exchange-traded funds and, to a limited extent, futures to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Asset Moderate Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK – The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers

54

will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – Certain of the underlying funds may invest in exchange-traded notes ("ETNs"). The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – Certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INCOME RISK – Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and UITs. For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

PROSPECTUS
55

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

56

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STABLE PRICE PER SHARE RISK – Certain of the underlying funds may be subject to Stable Price per Share Risk. Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

TRACKING ERROR RISK – The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
57

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	11.06%	(quarter ended 09/30/2008)	-8.52%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (10/27/2006)
All-Asset Moderate Strategy Fund	11.79%	0.35%
Synthetic All-Asset Moderate Strategy Benchmark* (reflects no deduction for fees, expenses or taxes)	19.92%	0.35%
Synthetic Essential Portfolio Moderate Benchmark** (reflects no deduction for fees, expenses or taxes)	19.00%	0.82%
S&P 500® Index** (reflects no deduction for fees, expenses or taxes)	26.47%	-4.32%

*  Effective June 23, 2009, the composition of the benchmark was changed to a 48/12/40 ratio of the performance of the Russell 3000® Index, the MSCI EAFE Index® and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000® Index is composed of the largest 3,000 U.S. companies ranked by total market capitalization, representing 98% of the U.S. investable equity market. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The Barclays Capital U.S. Aggregate Bond Index is a component of the U.S. Universal Index in its entirety. The Index was created in 1986, with index history backfilled to January 1, 1976. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

**  Prior to June 23, 2009, the Benchmark reflects a 60/40 ratio of the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Aggregate Bond Index). The S&P 500® Index is an unmanaged capitalization-weighted index composed of 500 common stocks, which are chosen by Standard & Poor's, a Division of The McGraw-Hill Company ("S&P"), on a statistical basis. The Lehman Aggregate Bond Index measures the performance of the total United States investment grade bond market, which includes investment grade U.S. Treasury bonds, government related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. Returns reflect no deduction for fees, expenses or taxes.

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

58

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

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59

ALL-ASSET AGGRESSIVE STRATEGY FUND
(FORMERLY, ESSENTIAL PORTFOLIO AGGRESSIVE FUND)

INVESTMENT OBJECTIVE – The All-Asset Aggressive Strategy Fund's objective is to primarily seek growth of capital.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.67%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 307% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Asset Aggressive Strategy Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have an aggressive allocation to underlying funds that invest in stocks, and a lower allocation to underlying funds that invest in bonds as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and, unless otherwise noted, each underlying fund listed below is a series of the Trust:

•  Domestic Equity Funds: NASDAQ-100® 2x Strategy Fund, Nova Fund, Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, Russell 2000® 1.5x Strategy Fund, Rydex Series Funds Russell 2000® Fund, Rydex Series Funds S&P 500 Fund,

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All-Cap Opportunity Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Security Equity Fund Large Cap Value Fund, Security Equity Fund, Large Cap Growth, Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund

•  Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, Rydex Series Funds High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund

•  International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, and International Opportunity Fund

•  Alternative Investment and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Long/Short Commodities Strategy Fund, Rydex Series Funds Global 130/30 Strategy Fund, and Rydex Series Funds Global Market Neutral Fund

The Fund may also invest in exchange-traded funds and, to a limited extent, futures to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Asset Aggressive Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's and certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK – The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including

PROSPECTUS
61

illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – Certain of the underlying funds may invest in exchange-traded notes ("ETNs"). The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

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INCOME RISK – Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and UITs. For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND REAL ESTATE SECTOR CONCENTRATION RISK – The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate sector companies also may fluctuate widely in response to such events.

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT STYLE RISK – The Fund may invest in certain underlying funds that are subject to Investment Style Risk. An underlying fund is subject to the risk that the Advisor's use of a price momentum-driven investment strategy may cause the underlying fund, and thus the Fund, to underperform other types of mutual funds that use different investment strategies during periods when price momentum investing is out of favor.

INVESTMENT TECHNIQUE RISK – Some investment techniques of certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to the Fund, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

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63

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund or certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

STABLE PRICE PER SHARE RISK – Certain of the underlying funds are subject to Stable Price Per Share Risk. Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underlying fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TECHNOLOGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

TRACKING ERROR RISK – The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

64

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	13.69%	(quarter ended 12/31/2008)	-12.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (10/27/2006)
All-Asset Aggressive Strategy Fund	18.38%	-0.80%
Synthetic All-Asset Aggressive Strategy Benchmark* (reflects no deduction for fees, expenses or taxes)	24.53%	-1.79%
Synthetic Essential Portfolio Aggressive Benchmark** (reflects no deduction for fees, expenses or taxes)	22.89%	-1.61%
S&P 500® Index** (reflects no deduction for fees, expenses or taxes)	26.47%	-4.32%

*  Effective June 23, 2009, the composition of the benchmark was changed to a 64/16/20 ratio of the performance of the Russell 3000® Index, the MSCI EAFE Index® and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index® is composed of the largest 3,000 U.S. companies ranked by total market capitalization, representing 98% of the U.S. investable equity market. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The Barclays Capital U.S. Aggregate Bond Index is a component of the U.S. Universal Index in its entirety. The Index was created in 1986, with index history backfilled to January 1, 1976. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

**  Prior to June 23, 2009, the Benchmark reflects an 80/20 ratio of the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Aggregate Bond Index). The S&P 500® Index is an unmanaged capitalization-weighted index composed of 500 common stocks, which are chosen by Standard & Poor's, a Division of The McGraw-Hill Company ("S&P"), on a statistical basis. The Lehman Aggregate Bond Index measures the performance of the total United States investment grade bond market, which includes investment grade U.S. Treasury bonds, government related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. Returns reflect no deduction for fees, expenses or taxes.

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65

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

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U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE – The Rydex U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.78%
Total Annual Fund Operating Expenses	1.28%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Rydex U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. Government.

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PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the U.S. Government Money Market Fund is subject to a number of additional risks that may affect the value of its shares, including:

CREDIT RISK – The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK – Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

STABLE PRICE PER SHARE RISK – The Fund is subject to Stable Price Per Share Risk. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2000)	1.36%	(quarter ended 3/31/2004)	0.00%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
U.S. Government Money Market Fund	0.06%	2.17%	1.95%

YIELD

Call 800.820.0888 for the U.S. Government Money Market Fund's current yield.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 69 of this prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

DOMESTIC EQUITY FUNDS – Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500 Strategy Fund, Nova Fund, NASDAQ-100® Fund, and Russell 2000® 1.5x Strategy Fund

SPECIALTY FUND – Commodities Strategy Fund

OPPORTUNISTIC FUND – All-Cap Opportunity Fund

FIXED INCOME FUNDS – Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund

ALTERNATIVE FUND – Multi-Hedge Strategies Fund

ASSET ALLOCATION FUNDS – All-Asset Aggressive Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Conservative Strategy Fund

MONEY MARKET FUND – U.S. Government Money Market Fund

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund (except for the U.S. Government Money Market Fund) is non-fundamental and may be changed without shareholder approval.

Inverse NASDAQ-100® Strategy, Inverse Russell 2000® Strategy and Inverse S&P 500 Strategy Funds. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase during times when the value of a Fund's underlying index is decreasing. When the value of a Fund's underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

Russell 2000® 1.5x Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase during times when the performance of the Fund's underlying index is increasing. When the value of the Fund's underlying index is decreasing, the value of the Fund's shares will tend to decrease.

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Nova Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

NASDAQ-100® and Commodities Strategy Fund. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase on a daily basis by the percentage of any increase in the value of a Fund's underlying index. When the value of a Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.

Government Long Bond 1.2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

Inverse Government Long Bond Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

With the exception of the All-Cap Opportunity Fund and Asset Allocation Funds, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. Each of the Asset Allocation Funds may, but will not necessarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy, if employed, could result in lower return and loss of market opportunity. Thus, when pursuing a temporary defensive strategy, each of the Asset Allocation Funds may not achieve its respective investment objective.

Each Domestic Equity Fund's (except the Nova Fund) investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Domestic Equity Funds, Commodities Strategy Fund and Fixed Income Funds. In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Funds is to match or correlate with the performance of each Fund's underlying index or other benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The Nova Fund, Russell 2000® 1.5x Strategy Fund and Government Long Bond 1.2x Strategy Fund are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and stock indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500 Strategy Fund, and Inverse Government Long Bond Strategy Fund, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective underlying indices.

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All-Cap Opportunity Fund. Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy lists. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries or sectors in order to take advantage of volatility in the top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. As discussed above, the Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

Multi-Hedge Strategies Fund. The Advisor develops and implements structured investment strategies designed to achieve the Fund's objective. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund's market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

As the result of market observations and internal and external research, the Advisor believes that many hedge fund strategies can be replicated through systematic directional and non-directional positions. These hedge fund strategies can be combined with the objective of creating a returns stream which is differentiated from traditional systematic sources of equity and bond returns (i.e., Beta). The Advisor utilizes several proprietary quantitative models and market insights to allocate between its five investment strategies with the intent of generating capital appreciation while managing risk.

DIRECTIONAL AND NON-DIRECTIONAL POSITIONS

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

•  An Equities position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

•  A Fixed Income position involves investing in a portfolio that buys a basket of U.S. government securities or bond futures.

•  A Directional Commodity trade involves investing in precious metals, livestock, grains, and other basic goods or materials.

•  A Directional Currency trade consists of purchasing or selling a basket of foreign currencies against the U.S. Dollar.

•  A Covered Call Options position involves investing in written call options on underlying securities which a Fund already owns.

•  A Long Options position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

•  A Volatility Arbitrage Spread trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.

PROSPECTUS
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A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

•  A Market Neutral Value position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Growth position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Momentum position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Capitalization position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Illiquidity Premium trade involves purchasing a basket of illiquid securities which may include, but is not limited to, closed-end funds and shorting a basket of more liquid stocks against them. The portfolio is structured to minimize market exposure.

•  A Merger Arbitrage Spreads position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Duration Neutral Term Spreads position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

•  A Duration Neutral Default Spreads position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

•  A Convertible Arbitrage Spread involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.

•  A Currency Spread trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.

Commodities Strategy Fund. The Advisor develops and implements structured investment strategies designed to achieve the Fund's objective. The Advisor uses quantitative methods to construct a portfolio that seeks to correlate highly with the Fund's underlying index. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund's underlying index in order to maintain consistency and predictability.

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The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

Asset Allocation Funds. Each Fund is a "fund of funds," which means that each Fund seeks to achieve its investment objective by investing primarily in a combination of funds within the same group of affiliated investment companies, the Rydex|SGI family of Funds (collectively, the "underlying funds"), which are advised by PADCO Advisors, Inc., PADCO II Advisors, Inc., Security Investors, LLC, and Security Global Investors, LLC (together, "Security Global Investors"), and in exchange-traded funds instead of in individual securities.

In managing the Asset Allocation Funds, the Advisor uses many of the tenets of Essential Portfolio Theory ("EPT"), an investment theory developed by the Advisor. The theory is based upon a disciplined and diversified approach to investing that attempts to take into account the various factors that influence today's financial markets. EPT attempts to maximize returns for a benchmark-targeted level of risk by investing each Fund's assets in underlying funds comprised of equities, fixed income and money market instruments, alternative asset classes, and alternative investment strategies.

In seeking to achieve the goal of maximizing returns for each Fund's risk level, the Advisor uses quantitative analysis to efficiently allocate across underlying funds (the "optimization process"). The Advisor may make modifications to the optimization process from time to time to take certain qualitative factors into consideration. The Advisor runs the optimization process on a regular basis in order to integrate current market data and reallocate, as necessary, each Fund's asset allocations.

The Asset Allocation Funds seek to integrate many of the central tenets of EPT, which include:

•  Taking advantage of true diversification: Expand upon the traditional asset allocation menu and consider asset classes both positively and negatively correlated to the market, such as commodities, futures, real estate, inverse investments, hedge fund-type strategies such as absolute return, and leveraged or currency products – all of which may help investors achieve a truly diversified portfolio that may reduce risk.

•  Combining leverage with diversification to achieve a targeted risk/return objective: Invest in underlying funds that use leverage to increase exposure to select market indices, freeing up assets to invest in alternative asset classes.

•  Offsetting the constraints of long-only portfolios: Long-only portfolios increase in value only in a rising environment. By adding short or inverse underlying funds to a portfolio – inverse funds, and underlying funds that use options or futures – investors can potentially reduce market risks and create and absolute return strategy.

•  Moving away from cap-weighting: A cap-weighted portfolio puts the largest weight on the companies that are the biggest. There is more diversification and opportunity if the investments are spread over smaller companies.

•  Incorporating current and forward-looking data: Instead of considering recent historical data and past performance to make projections for future periods, use current information to project future expectations and to optimize returns.

•  Implementing multifactor strategies: When estimating an asset's expected return, consider a variety of factors, such as growth, value, size and momentum.

•  Employing rules-based rebalancing: Use rules- or risk-based rebalancing – putting parameters in place based on portfolio weightings – rather than rebalancing solely upon a preset, calendar based schedule – which may help avoid the risk of over concentration of an asset class in a volatile market.

PROSPECTUS
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The Asset Allocation Funds offer three choices for different investment styles in accordance with different target risks. The following table indicates each Fund's typical target allocation and risk, which is how each Fund's investments will be generally allocated among the major asset classes over the long term. It is possible that each Fund's target allocation may differ from these ranges, depending on market conditions or other factors.

FUND	TARGET RISK	TARGET ALLOCATION RANGE
ALL-ASSET CONSERVATIVE STRATEGY FUND	LOW
Equity		20-50%
Fixed Income/Money Market		20-70%
Alternative		0-35%
ALL-ASSET MODERATE STRATEGY FUND	MEDIUM
Equity		30-70%
Fixed Income/Money Market		10-50%
Alternative		0-40%
ALL-ASSET AGGRESSIVE STRATEGY FUND	HIGH
Equity		50-90%
Fixed Income/Money Market		5-30%
Alternative		0-45%

In general, the All-Asset Conservative Strategy Fund may be appropriate for investors who: have a low risk tolerance and primarily seek preservation of capital from their investment. The All-Asset Moderate Strategy Fund may be appropriate for investors who: have a moderate risk tolerance, primarily seek growth from their investment, and are willing to assume some short-term price fluctuations in exchange for potentially higher returns over time. The All-Asset Aggressive Strategy Fund may be appropriate for investors who: have an aggressive risk tolerance, primarily seek growth from their investment, and seek to maximize long-term returns with the ability to accept possible significant short or long-term losses.

Most underlying funds have risks associated with them as described either in this Prospectus or each underlying fund's individual prospectus. You also may request an underlying fund's prospectus or Statement of Additional Information (the "SAI") by calling Rydex|SGI Client Services at 800.820.0888 or 301.296.5406, or visiting the U.S. Securities and Exchange Commission's website at www.sec.gov.

INVESTMENT IN THE SUBSIDIARIES – The Commodities Strategy Fund and Multi-Hedge Strategies Fund may each invest in its Subsidiary. Investment in the Subsidiary is expected to provide each Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to each Fund. For more information about applicable federal tax requirements, please see "Dividends, Distributions and Additional Tax Information."

It is expected that each Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 ("1940 Act"), and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.

The Advisor will consider whether it is more advantageous for a Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of each Fund's investment in the Subsidiary will vary based on the Advisor's use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary. To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund's transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund.

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With respect to the Commodities Strategy Fund's and Multi-Hedge Strategies Fund's investment in their respective Subsidiaries, please refer to "Investment Policies, Techniques, and Risk Factors" in the Funds' SAI for more information about the operation and management of each Fund's Subsidiary.

IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS

The Russell 2000® 1.5x Strategy Fund, Nova Fund, and Government Long Bond 1.2x Strategy Fund (the "Daily Leveraged Funds") seek daily leveraged investment results. The Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, Inverse Russell 2000® Strategy Fund, and Inverse Government Long Bond Strategy Fund (the "Daily Inverse Funds") seek to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis.

As discussed in each Daily Leveraged Fund's and Daily Inverse Fund's summary section, the Funds' performance is subject to the effects of compounding and leverage, which are discussed in more detail below.

UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE
It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:
Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.
Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.
Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).
The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.
The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

PROSPECTUS
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In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The S&P 500® Index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility of the S&P 500® Index is 16.05%. The indices underlying the Funds' benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average historical volatility for the five-year period ended December 31, 2009 of the indices underlying the Funds' benchmarks is as follows: NASDAQ-100 Index® - 20.51%; Russell 2000® Index - 21.35%; and S&P 500® Index - 16.05%. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.

MARKET VOLATILITY. Each Daily Leveraged Fund seeks to provide a return that is a multiple of the daily performance of its underlying index or benchmark. No Daily Leveraged Fund attempts to, and no Daily Leveraged Fund should be expected to, provide returns that are a multiple of the return of the underlying index or benchmark for periods other than a single day. Each Daily Leveraged Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair a Daily Leveraged Fund's performance if the underlying index or benchmark experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its underlying index or benchmark provided no return over a one year period during which its underlying index or benchmark experienced annualized volatility of 20%. If the underlying index's or benchmark's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x daily leveraged fund widens to approximately -14.8%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the underlying index or benchmark is flat. For instance, if annualized volatility of the underlying index or benchmark is 90%, a 2x leveraged inverse fund targeted to the same underlying index or benchmark would be expected to lose more than 90% of its value even if the cumulative underlying index or benchmark return for the year was 0%. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

TABLE 1

Benchmark Annualized Volatility Range	Hypothetical 2x Leveraged Fund Loss
10%	-1.0%
20%	-3.9%
30%	-8.6%
40%	-14.8%
50%	-22.2%
60%	-30.4%
70%	-39.1%
80%	-47.5%
90%	-56.2%
100%	-64.0%

Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

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Table 2 shows the range of volatility for certain of the indices to which certain of the Daily Leveraged Funds are benchmarked over the six months ended December 31, 2009. (In historical terms, volatility ranges of the underlying indices and other broad market indices during this period were extremely high.) The indices to which the Funds are benchmarked have historical volatility rates of 8.08% and 16.89%, as outlined in Table 2. Since market volatility, like that experienced by the markets recently, has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Daily Leveraged Funds in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Daily Leveraged Funds for long periods. These tables are intended to simply underscore the fact that the Daily Leveraged Funds are designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

TABLE 2

Index	Volatility Average for Six Months ended December 31, 2009
S&P 500® Index	8.08%
Russell 2000® Index	16.89%

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Daily Leveraged Fund seeks daily exposure to its target index equal to or in excess of 120% of its net assets. As a consequence, for each Daily Leveraged Fund the risk of total loss of your investment exists in the event of a movement of the Daily Leveraged Fund's target index in excess of 50% in a direction adverse to the Daily Leveraged Fund (meaning a decline in the value of the target index of a Daily Leveraged Fund. In short, the risk of total loss of your investment exists.

THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Daily Leveraged Funds seek daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Daily Leveraged Fund's underlying index gains 10% for a week, the Daily Leveraged Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Daily Leveraged Fund's daily target will not generally equal a Daily Leveraged Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact a hypothetical 2x daily leveraged fund's performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the fund over a 10 trading day period and do not reflect expenses of any kind.

PROSPECTUS
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TABLE 1: NO CLEAR TREND IN THE MARKET

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
DAY 2	110	4.76%	10.00%	$120.48	9.52%	20.48%
DAY 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%
DAY 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%
DAY 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%
DAY 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%
DAY 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%
DAY 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%
DAY 9	105	5.00%	5.00%	$103.77	10.00%	3.77%
DAY 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is -6.11%. The volatility of the benchmark performance and lack of clear trend results in performance for the fund for the period which bears little relationship to the performance of the fund's target index for the 10 trading day period.

TABLE 2: CLEAR TREND THAT MARKET RISES

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
DAY 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
DAY 3	106	1.92%	6.00%	$112.24	3.85%	12.24%
DAY 4	108	1.89%	8.00%	$116.47	3.77%	16.47%
DAY 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
DAY 6	112	1.82%	12.00%	$125.18	3.64%	25.18%
DAY 7	114	1.79%	14.00%	$129.65	3.57%	29.65%
DAY 8	116	1.75%	16.00%	$134.20	3.51%	34.20%
DAY 9	118	1.72%	18.00%	$138.82	3.45%	38.82%
DAY 10	120	1.69%	20.00%	$143.53	3.39%	43.53%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the hypothetical 2x daily leveraged fund for the 10 trading day period is 43.53%. The hypothetical return of the fund is 218% of the index return for the 10 trading day period. In this case, because of the positive index trend, the fund gain is greater than 200% of the index gain for the 10 trading day period.

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TABLE 3: CLEAR TREND THAT MARKET DECLINES

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%
DAY 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%
DAY 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%
DAY 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%
DAY 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%
DAY 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%
DAY 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%
DAY 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%
DAY 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%
DAY 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is -36.33%. The hypothetical return of the fund is 182% of the index return for the 10 trading day period. In this case, because of the negative index trend, the fund decline is less than 200% of the index decline for the 10 trading day period.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund's, and in the case of the Asset Allocation Funds, certain of the underlying funds', exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES – The Fund, or in the case of the Asset Allocation Funds, certain of the underlying funds, invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices, such as the S&P DTI or S&P GSCITM Commodity Index. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the

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issuer of the security and the purchaser of the security, such as the Fund or an underlying fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund or an underlying fund may receive more or less principal than it originally invested. The Fund or an underlying fund might receive interest payments that are more or less than the stated coupon interest payments.

STRUCTURED NOTE RISK – The Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, intend to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by the Fund or an underlying fund, may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

CONFLICTS OF INTEREST RISK – In managing the Fund, the Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so and in allocating Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor is also responsible for managing each of the affiliated underlying funds. The Advisor is legally obligated to disregard the fees payable by underlying funds when making investment decisions. The Trustees and officers of the Fund are also Trustees and officers of the affiliated underlying funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Fund and the affiliated underlying funds.

COUNTERPARTY CREDIT RISK – The Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, credit default swap agreements, and structured notes. The Fund and certain of the underlying funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund and affiliated underlying funds will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund and certain of the underlying funds may enter into swap agreements with a limited number of counterparties, and the Commodities Strategy Fund may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory

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changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CREDIT DEFAULT SWAP RISK – The Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may each enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund or underlying fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund or underlying fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund's or underlying fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

CREDIT RISK – For the Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

CURRENCY RISK – The Fund's, and in the case of the Asset Allocation Funds, certain of the underlying funds', indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund and certain of the underlying funds may incur transaction costs in connection with conversions between various currencies. The Fund and certain of the underlying funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse

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issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their investment objectives. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund, or in the case of the Asset Allocation Funds, certain of the underlying funds, may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund and affiliated underlying funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund or an underlying fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund or an underlying fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund or an underlying fund.

The risks associated with the Fund's or an underlying fund's use of futures and options contracts include:

•  The Fund or an underlying fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund or an underlying fund and the prices of futures and options on futures.

•  Although the Fund or an underlying fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or an underlying fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund or an underlying fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK – The Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may invest in emerging markets. Emerging markets, which consist of countries that have an

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emerging stock market as defined by Standard & Poor's®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Asset Allocation Funds may also be subject to this risk with respect to certain of the underlying funds' investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

EXCHANGE-TRADED NOTES ("ETN") RISK – ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – The Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Government Long Bond 1.2x Strategy Fund or Inverse Government Long Bond Strategy Fund having to reinvest the proceeds in lower or higher coupon securities, respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK – The Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable

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information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund or an underlying fund.

FUND OF FUNDS RISK – The Fund is subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.

In addition, an underlying fund may buy the same securities that another underlying fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, the Fund investor may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund's transactions in shares of the underlying funds. In addition, certain of the underlying funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Because the Fund invests most of its assets in underlying Rydex|SGI Funds, the Fund's investment performance is directly related to the performance of those underlying funds. The performance of those underlying funds, in turn, depends upon the performance of the securities in which they invest.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt certain of the underlying funds performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990s and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

HIGH YIELD RISK – The Fund, or in the case of the Asset Allocation Funds, certain of the underlying funds, may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund or certain underlying funds to sell these securities (liquidity risk).These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund or underlying fund may lose its entire investment.

INCOME RISK – Income Risk involves the potential for decline in the Fund's, and in the case of the Asset Allocation Funds, certain of the underlying funds' yield (the rate of dividends the Fund or the underlying fund pays) in the event of declining interest rates.

INDUSTRY CONCENTRATION RISK – The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group

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of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

INTEREST RATE RISK – The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds — a means of achieving an overall investment objective of principal safety — reduces the likelihood of price fluctuation.

INVESTMENT IN INVESTMENT COMPANIES RISK – The Fund may purchase shares of investment companies, such as exchange-traded funds ("ETFs"), unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. The Asset Allocation Funds, in particular, will regularly invest in other investment companies, including the underlying funds, some of which may also invest in investment companies, and ETFs. When the Fund invests in an investment company, including affiliated underlying funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. For example, if an underlying fund sells the same securities another underlying fund is purchasing, an investor in an Asset Allocation Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Similarly, an investor in an Asset Allocation Fund may receive taxable gains as a result of the underlying funds' portfolio transactions in addition to the taxable gains attributable to the Asset Allocation Fund's transactions in shares of the underlying funds. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the net asset value of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund and certain of the underlying funds may invest in investment companies, such as the Commodities Strategy Fund's and Multi-Hedge Strategy Fund's respective Subsidiaries, as discussed below, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

EXCHANGE-TRADED FUND ("ETF") RISK – The Commodities Strategy Fund, Multi-Hedge Strategies Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may invest to a significant extent in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the net asset value of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

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INVESTMENT IN THE SUBSIDIARY RISK – The Commodities Strategy Fund and Multi-Hedge Strategies Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, each Fund, as an investor in its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are both managed by the Advisor, making it unlikely that the Subsidiaries will take action contrary to the interests of the Funds or their shareholders. While the Subsidiaries have their own board of directors that is responsible for overseeing the operations of the Subsidiaries, the Funds' Board has oversight responsibility for the investment activities of the Funds, including their investments in the Subsidiaries, and each Fund's role as the sole shareholder of its respective Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiaries, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Funds in managing each Subsidiary's portfolio. It is not currently expected that shares of the Subsidiaries will be sold or offered to investors other than the Funds.

Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or the Subsidiaries to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay a Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK – The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in high yield debt securities, the securities underlying the Fund's derivative investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.

ISSUER SPECIFIC RISK – The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. For example, with respect to certain of the Asset Allocation Funds' underlying funds, perceived poor management performance, financial leverage or reduced demand of the issuer's goods or services may contribute to a decrease in the value of a security. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in certain of the underlying funds to decrease. Conversely, with respect to certain of the other underlying funds, effective management, improved financial condition or increased demand of the issuer's goods or services are factors that may contribute to an increase in the value of a security. An increase in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the underlying fund, and thus the Fund, to decrease.

LARGE-CAPITALIZATION SECURITIES RISK – The Nova Fund, NASDAQ-100® Fund, All-Cap Opportunity Fund, Multi-Hedge Strategies Fund and in the case of the Asset Allocation Funds, certain of the underlying funds, are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Conversely, the Inverse NASDAQ-100® Strategy Fund and Inverse S&P 500

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Strategy Fund are subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund and, in the case of the Asset Allocation Funds, certain of the underlying funds, invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund and certain of the underlying funds will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund or an underlying fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's or an underlying fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund or an underlying fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's or an underlying fund's portfolio, the ability of the Fund or an underlying fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK – The Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's or an underlying fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an underlying fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's or an underlying fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the All-Cap Opportunity Fund, Multi-Hedge Strategies Fund, and Asset Allocation Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may

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therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy, and in the case of the Asset Allocation Funds, certain of the underlying funds' strategies, may frequently involve buying and selling portfolio securities to rebalance the Fund's or an underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SECTOR CONCENTRATION RISK – The Sector Concentration Risk applicable to each Fund is as follows:

ENERGY SECTOR CONCENTRATION RISK – The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that the Commodities Strategy Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, purchase will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's or underlying funds' investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

REAL ESTATE SECTOR CONCENTRATION RISK – The risk that the securities of real estate companies that certain of the underlying funds purchase will underperform the market as a whole. To the extent that the underlying funds' investments are concentrated in real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies may also subject the underlying fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the underlying funds' investments in REITs.

TECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

SHORT SALES RISK – Short sales are transactions in which the Fund, or in the case of the Asset Allocation Funds, certain of the underlying funds, sell a security they do not own. To complete the transaction, the Fund or an underlying fund must borrow the security to make delivery to the buyer. The Fund or underlying

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fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying fund. If the underlying security goes down in price between the time the Fund or underlying fund sells the security and buys it back, the Fund or underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. The Fund or underlying fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's or an underlying fund's needs for immediate cash or other liquidity. The Fund's or an underlying fund's investment performance may also suffer if the Fund or underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or underlying fund to deliver the securities the Fund or underlying fund borrowed at the commencement of the short sale and the Fund or underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund or underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's or an underlying fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund or an underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund or underlying fund on the investment of the cash generated by the short sale. When the Fund or an underlying fund sells short an equity security that pays a dividend, the Fund or underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund or the underlying fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's or an underlying fund's unrealized gain or reduces the Fund's or an underlying fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund or an underlying fund is obligated to pay is greater than the interest earned by the Fund or an underlying fund on investments, the performance of the Fund or an underlying fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund or an underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. For the Russell 2000® 1.5x Strategy Fund, All-Cap Opportunity Fund, Multi-Hedge Strategies Fund, and Asset Allocation Funds, small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. For the Inverse Russell 2000® Strategy Fund, small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

STABLE PRICE PER SHARE RISK – The Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, are subject to Stable Price Per Share Risk. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

TAX RISK – As noted under "Commodity-Linked Derivative Investment Risk" above, the Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the

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Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund and certain of the underlying funds invest will not be considered qualifying income after September 30, 2006. The Fund and affiliated underlying funds will therefore restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income.

The Fund, and in the case of the Asset Allocation Funds, certain of the affiliated underlying funds, have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the Fund and certain of the affiliated underlying funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor believes it can continue to successfully operate the Fund and affiliated underlying funds in a manner consistent with the Fund's and affiliated underlying funds current investment objective by investing in these commodities-linked structured notes. See "Additional Tax Information" for more information.

In addition, the Commodities Strategy Fund's and Multi-Hedge Strategies Fund's investment in their respective Subsidiaries is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds have received a private letter ruling from the IRS that concludes that income from each Fund's investment in its Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended. Please see "Additional Tax Information" for more information.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

In addition, because the Nova Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund and Inverse Government Long Bond Strategy Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

The Russell 2000® 1.5x Strategy Fund and Government Long Bond 1.2x Strategy Fund seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may be more significant for the Russell 2000® 1.5x Strategy Fund and Government Long Bond 1.2x Strategy Fund compared to other Rydex|SGI Funds due to the Funds' consistent application of leverage to increase exposure to their respective underlying indices.

TRADING HALT RISK – The Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund or an underlying fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund or an underlying fund prices its shares may limit the Fund's or an underlying fund's ability to use leverage and may prevent the Fund or an underlying fund from achieving its investment objective. In such an event, the Fund or an underlying fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

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PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

COMMODITIES STRATEGY FUND BENCHMARK INFORMATION

The Fund seeks to provide investment results that match or correlate to the performance of the S&P GSCITM Commodity Index. The S&P GSCITM Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The S&P GSCITM Commodity Index is significantly different than the return from buying physical commodities.

More detailed information about the Fund's underlying index can be found in the SAI under "Descriptions of the Benchmarks."

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to investment advisory agreements between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
INVERSE NASDAQ-100® STRATEGY FUND	0.90%
INVERSE RUSSELL 2000® STRATEGY FUND	0.90%
INVERSE S&P 500 STRATEGY FUND	0.90%
NOVA FUND	0.75%
NASDAQ-100® FUND	0.75%
RUSSELL 2000® 1.5x STRATEGY FUND	0.90%
ALL-CAP OPPORTUNITY FUND	0.90%
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	0.50%
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	0.90%
MULTI-HEDGE STRATEGIES FUND	1.15%
COMMODITIES STRATEGY FUND	0.75%
ALL-ASSET AGGRESSIVE STRATEGY FUND	0.00%
ALL-ASSET MODERATE STRATEGY FUND	0.00%
ALL-ASSET CONSERVATIVE STRATEGY FUND	0.00%
U.S. GOVERNMENT MONEY MARKET FUND	0.50%

As part of its agreement with the Trust, the Advisor will pay all expenses of the Multi-Hedge Strategies Fund and Asset Allocation Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, acquired fund fees and expenses, and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses and extraordinary expenses.

In addition, the Advisor has contractually agreed to waive the management fee it receives from the Multi-Hedge Strategies Fund and Commodities Strategy Fund in an amount equal to the management fee paid to the

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Advisor by each Fund's respective Subsidiary as discussed in more detail under "Management of the Subsidiaries." The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor.
The Advisor may reimburse expenses or waive fees of the U.S. Government Money Market Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

MANAGEMENT OF THE SUBSIDIARIES

As with the Funds, the Advisor is responsible for the selection of each Subsidiary's investments and the administration of each Subsidiary's investment program pursuant to separate investment advisory agreements between the Advisor and each Subsidiary. Under the advisory agreements, the Advisor provides the Subsidiaries with the same type of management, under the same terms, as are provided to the Funds. The Subsidiaries have also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Funds.

Each Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary's portfolio, as follows:

SUBSIDIARY	ADVISORY FEE
MULTI-HEDGE STRATEGIES FUND CFC	1.15%
COMMODITIES STRATEGY FUND CFC	0.75%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by that Fund's Subsidiary. This undertaking will continue in effect for so long as each Fund invests in its Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Funds' Board of Trustees for such termination. The rate of the management fee paid directly or indirectly by each Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and its Subsidiary, and may not increase without the prior approval of the Board and a majority of the Fund's shareholders. Each Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds' assets. Therefore, it is expected that each Fund's investment in its Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and its Subsidiary. Please see the SAI for more information about the organization and management of the Subsidiaries.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond

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Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund, except for the Asset Allocation Fund and Commodities Strategy Fund, generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV. Each Asset Allocation Fund generally values shares of the underlying

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funds at their NAV and other investments at market prices. The Commodities Strategy Fund will regularly value its investments in structured notes at fair value and other investments at market prices.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The Commodities Strategy Fund and Multi-Hedge Strategies Fund each may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of each Subsidiary's shares will fluctuate with the value of the Subsidiary's portfolio investments. Each Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Fund's Board of Trustees. More information about the valuation of the Fund's holdings and the amortized cost method can be found in the SAI.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHORT INTEREST EXPENSE – "Short Interest Expense" occurs because the Inverse Government Long Bond Strategy Fund short-sells a Bond to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the Bond to the purchaser and records this as an expense. The expense is offset – in its entirety or in part – by the income derived from the short-sale and/or by earnings on the proceeds of the short-sale. Short Interest Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather, it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

SHORT DIVIDEND EXPENSE – "Short Dividend Expense" occurs because the Multi-Hedge Strategies Fund short-sells equity securities to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

TOTAL OTHER EXPENSES – For the Commodities Strategy Fund and Multi-Hedge Strategies Fund, "Total Other Expenses" includes transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated in the table under "Fees and Expenses of the Fund." "Total Other Expenses" include "Other Expenses of the Subsidiary."

ACQUIRED FUND FEES AND EXPENSES – As a shareholder in certain funds (the "Acquired Funds"), the Multi-Hedge Strategies Fund and Asset Allocation Funds will each indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.

94

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). However, the Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government Bond Market is closed, including Columbus Day and Veterans' Day. In addition, on any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Notwithstanding the foregoing, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Domestic Equity Funds, Commodities Strategy Fund, Fixed Income Funds, and U.S. Government Money Market Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

Unlike most other Rydex|SGI Funds, the All-Cap Opportunity Fund, Multi-Hedge Strategies Fund, and Asset Allocation Funds are not suitable for purchase by active investors. Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

PROSPECTUS
95

The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Funds are sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Funds expect that all shares of the Funds will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Funds' ability to prevent frequent trading of the Funds will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund and Government Long Bond 1.2x Strategy Fund which declare and pay dividends daily to the insurance company. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

96

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Inverse NASDAQ-100® Strategy Fund
December 31, 2009	25.05	(.31)	(9.72)	(10.03)	(.02)	—	(.02)	15.00	(40.05)%	1.75%	(1.61)%	—	14,309
December 31, 2008	16.99	.02	8.13	8.15	(.09)	—	(.09)	25.05	47.96%	1.70%	0.08%	—	12,127
December 31, 2007	19.79	.64	(2.87)	(2.23)	(.57)	—	(.57)	16.99	(11.28)%	1.68%	3.40%	—	13,640
December 31, 2006	21.51	.74	(1.07)	(.33)	(1.39)	—	(1.39)	19.79	(1.40)%	1.64%	3.35%	—	23,929
December 31, 2005	21.24	.33	(.06)	.27	—	—	—	21.51	1.27%	1.63%	1.49%	—	19,648
Inverse Russell 2000® Strategy Fund
December 31, 2009	42.70	(.56)	(13.47)	(14.03)	—	—	—	28.67	(32.86)%	1.73%	(1.60)%	—	11,433
December 31, 2008	34.66	.08	8.54	8.62	(.58)	—	(.58)	42.70	24.69%	1.69%	0.22%	—	7,778
December 31, 2007	34.61	1.10	.76	1.86	(1.81)	—	(1.81)	34.66	5.37%	1.67%	3.19%	—	11,535
December 31, 2006	40.60	1.30	(6.16)	(4.86)	(1.13)	—	(1.13)	34.61	(11.95)%	1.64%	3.48%	—	12,237
December 31, 2005	42.83	.65	(1.98)	(1.33)	(.90)	—	(.90)	40.60	(3.07)%	1.63%	1.49%	—	11,850

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

PROSPECTUS
97

												RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Other Capital Items		NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Inverse S&P 500 Strategy Fund
December 31, 2009	$58.44	$(.84)	$(15.26)	$(16.10)	$—	$—	$—	$—		$42.34	(27.55)%	1.72%	1.72%	1.72%	(1.57)%	—	$22,964
December 31, 2008	42.21	(.07)	16.17	16.10	(.36)	—	(.36)	.49	▲	58.44	39.25%	1.67%	1.67%	1.67%	(0.14)%	—	23,877
December 31, 2007†††	43.90	1.35	(1.00)	.35	(2.04)	—	(2.04)	—		42.21	0.83%	1.63%	1.63%	1.63%	3.04%	—	21,581
December 31, 2006†††	51.50	1.70	(5.60)	(3.90)	(3.70)	—	(3.70)	—		43.90	(7.50)%	1.63%	1.63%	1.63%	3.29%	—	19,025
December 31, 2005†††	51.90	.80	(1.20)	(.40)	—	—	—	—		51.50	(0.77)%	1.70%	1.70%	1.70%	1.46%	—	32,505
Nova Fund
December 31, 2009†††	45.50	0.09	16.06	16.15	(0.49)	—	(0.49)	—		61.16	35.51%	1.55%	1.55%	1.55%	0.19%	84%	50,561
December 31, 2008†††	100.60	.60	(55.40)	(54.80)	(.30)	—	(.30)	—		45.50	(54.47)%	1.52%	1.52%	1.52%	0.75%	182%	35,087
December 31, 2007†††	100.90	1.20	—	1.20	(1.50)	—	(1.50)	—		100.60	1.13%	1.46%	1.46%	1.46%	1.12%	94%	82,191
December 31, 2006†††	85.60	1.10	15.40	16.50	(1.20)	—	(1.20)	—		100.90	19.27%	1.48%	1.48%	1.48%	1.18%	211%	134,477
December 31, 2005†††	82.60	.50	2.80	3.30	(.30)	—	(.30)	—		85.60	3.97%	1.53%	1.53%	1.53%	0.60%	381%	132,018

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—December 31, 2006 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007—Inverse S&P 500 Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Nova Fund.

  ▲  Excluding the Capital Contribution, the Fund's total return would have been 38.09%.

98

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
NASDAQ-100® Fund
December 31, 2009	$10.50	$(.12)	$5.58	$5.46	$—	$—	$—	$15.96	52.00%	1.59%	(0.94)%	59%	$57,542
December 31, 2008	18.12	(.09)	(7.51)	(7.60)	(.02)	—	(.02)	10.50	(41.91)%	1.55%	(0.62)%	107%	32,986
December 31, 2007	15.39	.03	2.71	2.74	(.01)	—	(.01)	18.12	17.82%	1.51%	0.18%	110%	82,492
December 31, 2006	14.55	(.07)	.91	.84	—	—	—	15.39	5.77%	1.49%	(0.50)%	152%	72,871
December 31, 2005	14.39	(.09)	.25	.16	—	—	—	14.55	1.11%	1.50%	(0.68)%	294%	102,487
Russell 2000® 1.5x Strategy Fund
December 31, 2009	16.57	(.14)	5.65	5.51	—	—	—	22.08	33.31%	1.74%	(0.83)%	376%	10,587
December 31, 2008	34.20	.01	(17.58)	(17.57)	(.06)	—	(.06)	16.57	(51.36)%	1.68%	0.05%	490%	13,978
December 31, 2007	41.14	.49	(3.26)	(2.77)	(.96)	(3.21)	(4.17)	34.20	(6.74)%	1.66%	1.16%	354%	21,879
December 31, 2006	34.14	.19	6.93	7.12	(.12)	—	(.12)	41.14	20.85%	1.64%	0.49%	380%	73,112
December 31, 2005	33.65	.01	1.31	1.32	(.83)	—	(.83)	34.14	3.91%	1.63%	0.04%	404%	38,589

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

PROSPECTUS
99

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Commodities Strategy Fund
December 31, 2009■	$11.47	$(.13)	$1.45	$1.32	$(.21)	$—	$(.21)	$12.58	11.56%	1.58%	1.46%	1.46%	(1.10)%	359%	$21,386
December 31, 2008	23.78	.15	(11.69)	(11.54)	(.77)	—	(.77)	11.47	(49.02)%	1.50%	1.29%	1.29%	0.56%	427%	15,781
December 31, 2007	18.15	.71	4.92	5.63	—	—	—	23.78	31.02%	1.48%	1.28%	1.28%	3.52%	346%	43,624
December 31, 2006	22.10	.50	(4.45)	(3.95)	—	—	—	18.15	(17.87)%	1.50%	1.31%	1.31%	2.34%	109%	20,269
December 31, 2005*	25.00	.14	(2.98)	(2.84)	(.06)	—	(.06)	22.10	(11.34)%	1.64%**	1.64%**	1.64%**	2.41%**	—	28,187

  *  Since the commencement of operations:
September 30, 2005—Commodities Strategy Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ■  Consolidated.

100

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
All-Cap Opportunity Fund
December 31, 2009	$9.05	$(0.03)	$2.50	$2.47	$(0.01)	$—	$(0.01)	$11.51	27.29%	1.71%	1.71%	1.71%	(0.33)%	379%	$68,347
December 31, 2008	15.33	.01	(6.25)	(6.24)	—	(.04)	(.04)	9.05	(40.73)%	1.67%	1.67%	1.67%	0.05%	463%	72,439
December 31, 2007	13.47	(.02)	3.10	3.08	—	(1.22)	(1.22)	15.33	22.75%	1.61%	1.61%	1.61%	(0.15)%	277%	130,166
December 31, 2006	12.68	(.02)	1.48	1.46	—	(.67)	(.67)	13.47	11.47%	1.64%	1.64%	1.64%	(0.16)%	353%	87,673
December 31, 2005	11.16	(.02)	1.54	1.52	—	—	—	12.68	13.62%	1.70%	1.70%	1.70%	(0.20)%	281%	61,834
Government Long Bond 1.2x Strategy Fund
December 31, 2009	17.24	0.28	(5.33)	(5.05)	(0.28)	(5.32)	(5.60)	6.59	(31.54)%	1.26%	1.26%	1.26%	2.29%	1,694%	24,092
December 31, 2008	12.24	.35	5.00	5.35	(.35)	—	(.35)	17.24	44.87%	1.22%	1.22%	1.22%	2.75%	1,372%	63,594
December 31, 2007	11.56	.41	.68	1.09	(.41)	—	(.41)	12.24	9.77%	1.20%	1.20%	1.20%	3.60%	1,367%	52,250
December 31, 2006	12.38	.42	(.82)	(.40)	(.42)	—	(.42)	11.56	(3.14)%	1.20%	1.20%	1.20%	3.66%	1,339%	50,420
December 31, 2005	11.88	.41	.50	.91	(.41)	—	(.41)	12.38	7.71%	1.18%	1.18%	1.18%	3.30%	1,284%	60,160
Inverse Government Long Bond Strategy Fund
December 31, 2009	13.60	(.33)	2.97	2.64	—	—	—	16.24	19.41%	2.23%	2.23%	1.71%×	(2.09)%	—	27,940
December 31, 2008	19.58	(.21)	(5.68)	(5.89)	(.09)	—	(.09)	13.60	(30.21)%	4.12%	4.12%	1.65%×	(1.12)%	2,851%	10,625
December 31, 2007	21.55	.70	(1.67)	(.97)	(1.00)	—	(1.00)	19.58	(4.51)%	3.83%	3.83%	1.63%×	3.17%	1,123%	17,611
December 31, 2006	20.80	.69	.97	1.66	(.91)	—	(.91)	21.55	8.11%	5.12%	5.12%	1.63%×	3.08%	597%	29,246
December 31, 2005	21.95	(.07)	(1.08)	(1.15)	—	—	—	20.80	(5.24)%	5.11%	5.11%	1.63%×	(0.33)%	589%	29,671

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating Expenses exclude interest expense from securities sold short.

PROSPECTUS
101

											RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses×	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Multi-Hedge Strategies Fund
December 31, 2009■	20.97	(.19)		(.50)	(.69)	(.22)	—	(.22)	20.06	(3.28)%	1.87%	1.84%	1.15%	(0.95)%	1,074%	25,563
December 31, 2008	25.95	.16		(5.02)	(4.86)	(.12)	—	(.12)	20.97	(18.72)%	1.81%	1.81%	1.15%	0.67%	1,447%	33,022
December 31, 2007	26.20	.74		.27	1.01	(1.00)	(.26)	(1.26)	25.95	3.84%	1.69%	1.69%	1.17%	2.72%	421%	31,437
December 31, 2006	25.20	.80		.87	1.67	(.30)	(.37)	(.67)	26.20	6.64%	1.70%	1.70%	1.16%	3.08%	309%	22,557
December 31, 2005*	25.00	.05		.15	.20	—	—	—	25.20	0.80%	1.45%**	1.45%**	1.20%**	2.28%**	19%	3,323
U.S. Government Money Market Fund
December 31, 2009	1.00	—	§	—	— §	(— )§	(— )§	(— )§	1.00	0.06%	1.28%	0.54%	0.54%	0.02%	—	231,451
December 31, 2008	1.00	.01		—	.01	(.01)	—	(.01)	1.00	1.14%	1.22%	1.22%	1.22%	1.09%	—	360,946
December 31, 2007	1.00	.04		—	.04	(.04)	—	(.04)	1.00	3.90%	1.19%	1.19%	1.19%	3.80%	—	277,346
December 31, 2006	1.00	.04		—	.04	(.04)	—	(.04)	1.00	3.82%	1.19%	1.19%	1.19%	3.78%	—	208,148
December 31, 2005	1.00	.02		—	.02	(.02)	—	(.02)	1.00	2.00%	1.17%	1.17%	1.17%	1.96%	—	185,365

  *  Since the commencement of operations:
November 29, 2005—Multi-Hedge Strategies Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating expenses exclude short dividends expense.

  ■  Consolidated.

  §  Less than $.01 per share.

102

												RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income		Distributions from Net Realized Gains	Total Distributions		NET ASSET VALUE, END OF PERIOD	Total Investment Return†††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
All-Asset Moderate Strategy Fund
December 31, 2009	$20.78	$.26	$2.19	$2.45	$	(— )§	$—	$	(— )§	$23.23	11.79%	0.00%	1.25%	256%	$18,676
December 31, 2008	25.96	.47	(5.04)	(4.57)		(.44)	(.17)		(.61)	20.78	(17.58)%	0.00%	1.99%	232%	19,841
December 31, 2007	25.01	.36	1.27	1.63		(.22)	(.46)		(.68)	25.96	6.56%	0.01%	1.36%	269%	14,285
December 31, 2006*	25.00	1.35	(.61)	.74		(.72)	(.01)		(.73)	25.01	2.98%	—	28.35%**	20%	3,508
All-Asset Aggressive Strategy Fund
December 31, 2009	18.17	.11	3.23	3.34		(— )§	—		(— )§	21.51	18.38%	0.00%	0.56%	307%	7,974
December 31, 2008	25.21	.25	(6.57)	(6.32)		(.24)	(.48)		(.72)	18.17	(25.04)%	0.00%	1.11%	308%	6,636
December 31, 2007	24.48	.29	1.32	1.61		(.17)	(.71)		(.88)	25.21	6.64%	0.01%	1.12%	300%	6,874
December 31, 2006*	25.00	1.85	(1.10)	.75		(1.24)	(.03)		(1.27)	24.48	3.02%	—	39.87%**	34%	542
All-Asset Conservative Strategy Fund
December 31, 2009	21.73	0.40	0.70	1.10		(— )§	—		(— )§	22.83	5.06%	0.00%	1.86%	291%	8,171
December 31, 2008	25.68	.89	(3.67)	(2.78)		(.91)	(.26)		(1.17)	21.73	(10.83)%	0.01%	3.72%	314%	11,022
December 31, 2007	25.09	.61	1.00	1.61		(.33)	(.69)		(1.02)	25.68	6.45%	0.03%	2.33%	395%	5,439
December 31, 2006*	25.00	.45	(.02)	.43		(.33)	(.01)		(0.34)	25.09	1.71%	—	9.77%**	18%	432

  *  Since the commencement of operations: October 27, 2006.

  **  Income ratios for the year ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance, and are annualized.

  †  Calculated using the average daily shares outstanding.

  ††  Does not include expenses of the underlying funds in which the Funds invest.

  †††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

  §  Less than $.01 per share.

PROSPECTUS
103

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Inverse S&P 500 Strategy, Nova, and Commodities Strategy Funds (the "Rydex|SGI S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Funds particularly or the ability of the S&P 500® Index and S&P GSCITM Commodity Index (the "S&P Indices") to track general stock market performance or provide a basis for superior investment performance. S&P's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Funds. S&P has no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P is not responsible for and have not participated in the determination of the prices and amount of the Rydex|SGI S&P Funds or the timing of the issuance or sale of the Rydex|SGI S&P Funds or in the determination or calculation of the equation by which the Rydex|SGI S&P Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein. S&P make no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's®," S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

NASDAQ OX GROUP, INC.

The Inverse NASDAQ-100® Strategy and NASDAQ-100® Funds (the "Rydex|SGI NASDAQ Funds") are not sponsored, endorsed, sold or promoted by The NASDAQ OX Group, Inc. or its affiliates (NASDAQ OX, with its affiliates, are referred to as the "Corporations").The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Funds. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Funds particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Rydex|SGI Investments ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100®, NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by the Corporations without regard to Licensee or the Rydex|SGI NASDAQ Funds. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Funds into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Funds to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Funds.

104

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

FRANK RUSSELL COMPANY

The Inverse Russell 2000® Strategy and Russell 2000® 1.5x Strategy Funds (the "Rydex|SGI Russell Funds") are not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company ("Russell"). Russell is not responsible for and has not reviewed the Russell Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index (the "Russell Index") which is a trademark/service mark of Russell. Russell has no obligation to take the needs of any of the Rydex|SGI Russell Funds or their participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell's publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.

Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.

Russell® is a trademark of the Frank Russell Company.

More information about the Index Publishers is located in the SAI.

PROSPECTUS
105

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

106

9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTOM-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Target Beta: Sector Funds

Basic Materials

Consumer Products

Energy

Energy Services

Health Care

Leisure

Precious Metals

Retailing

Telecommunications

Transportation

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

SECTOR FUNDS

Basic Materials Fund	1

Consumer Products Fund	4

Energy Fund	7

Energy Services Fund	10

Health Care Fund	13

Leisure Fund	16

Precious Metals Fund	19

Retailing Fund	22

Telecommunications Fund	25

Transportation Fund	28

PURCHASE AND SALE OF FUND SHARES	31

TAX INFORMATION	31

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	31

MANAGEMENT OF THE FUNDS	36

SHAREHOLDER INFORMATION	37

PURCHASING AND REDEEMING SHARES	38

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	38

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	39

FINANCIAL HIGHLIGHTS	40

ADDITIONAL INFORMATION	43

ii

BASIC MATERIALS FUND

INVESTMENT OBJECTIVE – The Basic Materials Fund seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 377% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Basic Materials Fund invests substantially all (at least 80%) of its net assets in equity securities of Basic Materials Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Basic Materials Companies that have small to mid-sized capitalizations. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production and transportation of metals, textiles, and wood products. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Basic Materials Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the basic materials sector and therefore may be concentrated in an industry or group of industries within the basic materials sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
1

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Basic Materials Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

BASIC MATERIALS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the basic materials sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

2

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2003)	22.09%	(quarter ended 09/30/2008)	-29.73%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Basic Materials Fund	55.46%	7.67%	7.96%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 31 of this prospectus.

PROSPECTUS
3

CONSUMER PRODUCTS FUND

INVESTMENT OBJECTIVE – The Consumer Products Fund seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.66%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 259% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Consumer Products Fund invests substantially all (at least 80%) of its net assets in equity securities of Consumer Products Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Consumer Products Companies that have small to mid-sized capitalizations. Consumer Products Companies include companies that manufacture wholesale or retail food, staple retail products and non-durable goods such as beverages, tobacco, household and personal care products. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Consumer Products Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the consumer products sector and therefore may be concentrated in an industry or group of industries within the consumer products sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

4

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Consumer Products Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the consumer products sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Consumer Products Companies also may fluctuate widely in response to such events.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
5

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	15.29%	(quarter ended 12/31/2008)	-14.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/29/2001)
Consumer Products Fund	19.12%	3.46%	5.61%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.41%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 31 of this prospectus.

6

ENERGY FUND

INVESTMENT OBJECTIVE – The Energy Fund seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 445% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Energy Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Companies that have small to mid-sized capitalizations. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Energy Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy sector and therefore may be concentrated in an industry or group of industries within the energy sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
7

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Energy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

8

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2008)	27.48%	(quarter ended 09/30/2008)	-34.28%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/29/2001)
Energy Fund	38.50%	9.08%	7.31%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.41%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 31 of this prospectus.

PROSPECTUS
9

ENERGY SERVICES FUND

INVESTMENT OBJECTIVE – The Energy Services Fund seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 247% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Energy Services Fund invests substantially all (at least 80%) of its net assets in equity securities of Energy Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Energy Services Companies that have small to mid-sized capitalizations. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Energy Services Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the energy services sector and therefore may be concentrated in an industry or group of industries within the energy services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

10

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Energy Services Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

ENERGY SERVICES SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the energy services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
11

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	31.69%	(quarter ended 12/31/2008)	-47.06%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Energy Services Fund	62.42%	9.21%	4.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 31 of this prospectus.

12

HEALTH CARE FUND

INVESTMENT OBJECTIVE – The Health Care Fund seeks to provide capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Health Care Fund invests substantially all (at least 80%) of its net assets in equity securities of Health Care Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care related products or services. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Health Care Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the health care sector and therefore may be concentrated in an industry or group of industries within the health care sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
13

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Health Care Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HEALTH CARE SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

14

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	15.44%	(quarter ended 06/30/2002)	-16.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (6/19/2001)
Health Care Fund	24.65%	2.92%	2.10%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.93%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 31 of this prospectus.

PROSPECTUS
15

LEISURE FUND

INVESTMENT OBJECTIVE – The Leisure Fund seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Leisure Fund invests substantially all (at least 80%) of its net assets in equity securities of Leisure Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Leisure Companies that have small to mid-sized capitalizations. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, restaurants, casinos, radio and television broadcasting and advertising companies, motion picture production companies, entertainment software companies, toys and sporting goods manufacturers, musical recording companies, alcohol and tobacco companies, and publishing companies. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Leisure Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the leisure sector and therefore may be concentrated in an industry or group of industries within the leisure sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

16

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Leisure Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

LEISURE SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the leisure sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Leisure Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
17

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	25.25%	(quarter ended 12/31/2008)	-29.81%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/22/2001)
Leisure Fund	36.72%	-4.44%	-2.26%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.04%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 31 of this prospectus.

18

PRECIOUS METALS FUND

INVESTMENT OBJECTIVE – The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services ("Precious Metals Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 253% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Precious Metals Fund invests substantially all (at least 80%) of its net assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Precious Metals Companies that have small to mid-sized capitalizations. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Precious Metals Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the precious metals sector and therefore may be concentrated in an industry or group of industries within the precious metals sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
19

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Precious Metals Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PRECIOUS METALS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Precious Metals Companies also may fluctuate widely in response to such events.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

20

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 03/31/2002)	31.42%	(quarter ended 09/30/2008)	-34.22%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Precious Metals Fund	49.24%	9.98%	9.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 31 of this prospectus.

PROSPECTUS
21

RETAILING FUND

INVESTMENT OBJECTIVE – The Retailing Fund seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 470% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Retailing Fund invests substantially all (at least 80%) of its net assets in equity securities of Retailing Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Retailing Companies that have small to mid-sized capitalizations. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Retailing Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the retailing sector and therefore may be concentrated in an industry or group of industries within the retailing sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

22

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Retailing Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

RETAILING SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the retailing sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of the Retailing Companies also may fluctuate widely in response to such events.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
23

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	19.69%	(quarter ended 12/31/2008)	-24.13%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (7/23/2001)
Retailing Fund	44.22%	-0.38%	1.88%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	1.15%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 31 of this prospectus.

24

TELECOMMUNICATIONS FUND

INVESTMENT OBJECTIVE – The Telecommunications Fund seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.66%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 694% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Telecommunications Fund invests substantially all (at least 80%) of its net assets in equity securities of Telecommunications Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Telecommunications Companies that have small to mid-sized capitalizations. Telecommunications Companies include traditional and wireless telephone services or equipment providers, Internet equipment and service providers, and fiber-optics. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Telecommunications Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the telecommunications sector and therefore may be concentrated in an industry or group of industries within the telecommunications sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
25

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Telecommunications Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the telecommunications sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of the Telecommunications Companies also may fluctuate widely in response to such events.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

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PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2002)	38.10%	(quarter ended 06/30/2002)	-28.27%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (7/27/2001)
Telecommunications Fund	28.68%	-1.46%	-3.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	1.00%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 31 of this prospectus.

PROSPECTUS
27

TRANSPORTATION FUND

INVESTMENT OBJECTIVE – The Transportation Fund seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 857% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Transportation Fund invests substantially all (at least 80%) of its net assets in equity securities of Transportation Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Transportation Companies that have small to mid-sized capitalizations. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers; parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Transportation Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the transportation sector and therefore may be concentrated in an industry or group of industries within the transportation sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

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PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Transportation Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

TRANSPORTATION SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the transportation sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies also may fluctuate widely in response to such events.

PROSPECTUS
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PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	18.56%	(quarter ended 03/31/2009)	-23.46%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (6/11/2001)
Transportation Fund	17.39%	-1.39%	2.07%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.53%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 31 of this prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds"):

SECTOR FUNDS – Basic Materials Fund, Consumer Products Fund, Energy Fund, Energy Services Fund, Health Care Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Telecommunications Fund, and Transportation Fund

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. Each Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector using Global Industry Classification Standard (GICS) codes. The Advisor then employs a quantitative screen to ensure minimum capitalization and liquidity standards. The resulting portfolio is weighted to meet diversification standards and to generate returns respective of that sector. The Advisor monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representation of its sector.

PROSPECTUS
31

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by

32

owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

•  The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•  Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

MARKET RISK – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.

PROSPECTUS
33

MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SECTOR CONCENTRATION RISK – The Sector Concentration Risk applicable to each Fund is as follows:

BASIC MATERIALS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the basic materials sector that the Basic Materials Fund purchases will underperform the market as a whole. To the extent that the Basic Materials Fund's investments are concentrated in issuers conducting business in the basic materials sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. Dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the consumer products sector that the Consumer Products Fund purchases will underperform the market as a whole. To the extent that the Consumer Product Fund's investments are concentrated in issuers conducting business in the consumer products sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

ENERGY SECTOR CONCENTRATION RISK – The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that the Energy Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

ENERGY SERVICES SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the energy services sector that the Energy Services Fund purchases will underperform the market as a whole. To the extent that the Energy Services Fund's investments are concentrated in issuers conducting business in the energy services sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

34

HEALTH CARE SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the health care sector that the Health Care Fund purchases will underperform the market as a whole. To the extent that the Health Care Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

LEISURE SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the leisure sector that the Leisure Fund purchases will underperform the market as a whole. To the extent that the Leisure Fund's investments are concentrated in issuers conducting business in the leisure sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

PRECIOUS METALS SECTOR CONCENTRATION RISK – The risk that the relatively few securities of, or financial instruments tied to the performance of, issuers in the mining industry that the Precious Metals Fund purchases will underperform the market as a whole. To the extent that the Precious Metals Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals and securities of Precious Metals Companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

RETAILING SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the retailing sector that the Retailing Fund purchases will underperform the market as a whole. To the extent that the Retailing Fund's investments are concentrated in issuers conducting business in the retailing sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the telecommunications sector that the Telecommunications Fund purchases will underperform the market as a whole. To the extent that the Telecommunications Fund's investments are concentrated in issuers conducting business in the telecommunications sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

TRANSPORTATION SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the transportation sector that the Transportation Fund purchases will underperform the market as a

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whole. To the extent that the Transportation Fund's investments are concentrated in issuers conducting business in the transportation sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
SECTOR FUNDS (EXCEPT FOR THE PRECIOUS METALS FUND)	0.85%
PRECIOUS METALS FUND	0.75%

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

36

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal

PROSPECTUS
37

trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures

38

designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

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39

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Basic Materials Fund
December 31, 2009	$19.38	$.17	$10.58	$10.75	$(.06)	$(.85)	$(.91)	$29.22	55.46%	1.65%	0.69%	377%	$46,522
December 31, 2008	41.66	.06	(19.38)	(19.32)	(.27)	(2.69)	(2.96)	19.38	(45.40)%	1.60%	0.15%	191%	23,788
December 31, 2007	33.33	.11	11.21	11.32	(.05)	(2.94)	(2.99)	41.66	33.97%	1.58%	0.28%	244%	95,591
December 31, 2006	27.87	.32	5.90	6.22	(.31)	(.45)	(.76)	33.33	22.29%	1.60%	1.02%	225%	58,622
December 31, 2005	32.66	.12	.80	.92	(.13)	(5.58)	(5.71)	27.87	4.04%	1.57%	0.41%	364%	28,317
Consumer Products Fund
December 31, 2009	27.51	.41	4.85	5.26	(.52)	—	(.52)	32.25	19.12%	1.66%	1.43%	259%	21,252
December 31, 2008	37.02	.40	(9.09)	(8.69)	(.06)	(.76)	(.82)	27.51	(23.39)%	1.61%	1.21%	297%	24,833
December 31, 2007	36.55	.42	3.69	4.11	(.69)	(2.95)	(3.64)	37.02	11.08%	1.59%	1.10%	260%	40,847
December 31, 2006	31.63	.48	5.03	5.51	(.27)	(.32)	(.59)	36.55	17.42%	1.59%	1.41%	219%	43,007
December 31, 2005	32.95	.14	(.26)	(.12)	(.17)	(1.03)	(1.20)	31.63	(0.40)%	1.58%	0.42%	357%	22,177
Energy Fund
December 31, 2009	20.49	.11	7.73	7.84	—	(1.96)	(1.96)	26.37	38.50%	1.65%	0.48%	206%	39,353
December 31, 2008	39.83	(.03)	(18.29)	(18.32)	—	(1.02)	(1.02)	20.49	(46.03)%	1.60%	(0.08)%	154%	30,843
December 31, 2007	33.14	(.11)	11.01	10.90	—	(4.21)	(4.21)	39.83	33.22%	1.58%	(0.27)%	217%	101,458
December 31, 2006	39.20	(.13)	5.28	5.15	—	(11.21)	(11.21)	33.14	11.93%	1.59%	(0.31)%	146%	70,190
December 31, 2005	29.68	— §	11.44	11.44	(.01)	(1.91)	(1.92)	39.20	38.54%	1.59%	(0.01)%	351%	83,437

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  §  Less than $.01 per share.

40

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Energy Services Fund
December 31, 2009	$14.18	$(.06)	$8.89	$8.83	$—	$(1.05)	$(1.05)	$21.96	62.42%	1.65%	(0.30)%	247%	$41,500
December 31, 2008	38.67	(.28)	(21.79)	(22.07)	—	(2.42)	(2.42)	14.18	(57.60)%	1.60%	(0.78)%	122%	21,598
December 31, 2007	29.79	(.34)	11.37	11.03	—	(2.15)	(2.15)	38.67	37.10%	1.58%	(0.91)%	193%	95,917
December 31, 2006	30.92	(.37)	4.01	3.64	—	(4.77)	(4.77)	29.79	10.98%	1.59%	(1.08)%	184%	43,910
December 31, 2005	20.85	(.30)	10.37	10.07	—	—	—	30.92	48.30%	1.61%	(1.17)%	317%	79,722
Health Care Fund
December 31, 2009	21.22	0.04	5.19	5.23	—	—	—	26.45	24.65%	1.67%	0.17%	301%	26,896
December 31, 2008	29.61	(— )§	(7.40)	(7.40)	—	(.99)	(.99)	21.22	(24.86)%	1.62%	(0.01)%	266%	35,778
December 31, 2007	28.41	(.01)	1.73	1.72	—	(.52)	(.52)	29.61	6.02%	1.59%	(0.02)%	424%	37,521
December 31, 2006	28.17	(.15)	1.59	1.44	—	(1.20)	(1.20)	28.41	5.11%	1.59%	(0.52)%	251%	40,825
December 31, 2005	25.46	(.16)	2.87	2.71	—	—	—	28.17	10.64%	1.60%	(0.62)%	330%	51,692
Leisure Fund
December 31, 2009	30.47	.06	11.13	11.19	—	—	—	41.66	36.72%	1.64%	0.17%	316%	11,722
December 31, 2008†††	636.60	(1.07)	(347.66)	(348.73)	—	(257.40)	(257.40)	30.47	(49.09)%	1.61%	(0.26)%	255%	1,601
December 31, 2007†††	785.70	(1.20)	(15.30)	(16.50)	—	(132.60)	(132.60)	636.60	(2.54)%	1.59%	(0.14)%	171%	15,311
December 31, 2006†††	658.80	(.60)	155.10	154.50	—	(27.60)	(27.60)	785.70	23.47%	1.60%	(0.07)%	221%	37,699
December 31, 2005†††	761.70	(5.70)	(30.90)	(36.60)	—	(66.30)	(66.30)	658.80	(4.87)%	1.56%	(0.79)%	369%	13,961
Precious Metals Fund
December 31, 2009	9.24	(.13)	4.68	4.55	—	—	—	13.79	49.24%	1.55%	(1.14)%	253%	86,277
December 31, 2008	15.04	(.09)	(5.71)	(5.80)	—	—	—	9.24	(38.56)%	1.50%	(0.66)%	228%	61,025
December 31, 2007	12.58	(.10)	2.56	2.46	—	—	—	15.04	19.55%	1.45%	(0.71)%	268%	91,613
December 31, 2006	10.36	(.03)	2.25	2.22	—	—	—	12.58	21.43%	1.49%	(0.26)%	228%	62,910
December 31, 2005	8.57	(.02)	1.81	1.79	—	—	—	10.36	20.89%	1.57%	(0.24)%	308%	68,241

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period ended December 31, 2004—December 7, 2008 have been restated to reflect a 1:30 reverse stock split effective December 8, 2008.

  §  Less than $.01 per share.

PROSPECTUS
41

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Retailing Fund
December 31, 2009	$7.53	$(.02)	$3.35	$3.33	$—	$—	$—	$10.86	44.22%	1.65%	(0.19)%	470%	$15,488
December 31, 2008	11.27	(.02)	(3.70)	(3.72)	—	(.02)	(.02)	7.53	(32.95)%	1.62%	(0.17)%	460%	13,621
December 31, 2007	29.78	(.24)	(2.95)	(3.19)	—	(15.32)	(15.32)	11.27	(12.60)%	1.60%	(0.81)%	182%	4,651
December 31, 2006	27.85	(.11)	2.92	2.81	—	(.88)	(.88)	29.78	10.08%	1.59%	(0.37)%	227%	28,306
December 31, 2005	26.65	(.25)	1.70	1.45	—	(.25)	(.25)	27.85	5.48%	1.58%	(0.90)%	421%	17,616
Telecommunications Fund
December 31, 2009	7.94	.18	2.08	2.26	(.40)	—	(.40)	9.80	28.68%	1.66%	2.03%	694%	5,748
December 31, 2008	23.89	.24	(11.49)	(11.25)	(.05)	(4.65)	(4.70)	7.94	(45.34)%	1.61%	1.34%	341%	8,754
December 31, 2007	21.91	.05	1.97	2.02	(.04)	—	(.04)	23.89	9.23%	1.58%	0.20%	295%	31,781
December 31, 2006	18.81	.15	3.52	3.67	(.29)	(.28)	(.57)	21.91	19.51%	1.59%	0.72%	264%	33,337
December 31, 2005	20.53	.19	.06	.25	—	(1.97)	(1.97)	18.81	1.16%	1.60%	0.98%	362%	16,898
Transportation Fund
December 31, 2009	10.91	(.03)	1.92	1.89	(.12)	—	(.12)	12.68	17.39%	1.67%	(0.29)%	857%	8,462
December 31, 2008	14.85	.04	(3.80)	(3.76)	—	(.18)	(.18)	10.91	(25.26)%	1.62%	0.27%	544%	21,509
December 31, 2007	35.05	(.04)	(2.24)	(2.28)	—	(17.92)	(17.92)	14.85	(8.75)%	1.60%	(0.12)%	284%	8,513
December 31, 2006	32.64	(.24)	2.65	2.41	—	—	—	35.05	7.38%	1.59%	(0.68)%	249%	29,549
December 31, 2005	31.45	(.19)	2.64	2.45	—	(1.26)	(1.26)	32.64	8.48%	1.58%	(0.63)%	258%	31,378

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

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ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

PROSPECTUS
43

9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTVF-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Opportunistic Fund

All-Cap Opportunity

Alternatives Funds

Alternative Strategies Allocation

Managed Futures Strategy

Multi-Hedge Strategies

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

OPPORTUNISTIC FUND

All-Cap Opportunity Fund	1

ALTERNATIVES FUNDS

Alternative Strategies Allocation Fund	5

Managed Futures Strategy Fund	11

Multi-Hedge Strategies Fund	16

PURCHASE AND SALE OF FUND SHARES	21

TAX INFORMATION	21

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	21

MANAGED FUTURES STRATEGY FUND BENCHMARK INFORMATION	35

MANAGEMENT OF THE FUNDS	35

SHAREHOLDER INFORMATION	38

PURCHASING AND REDEEMING SHARES	39

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	39

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	40

FINANCIAL HIGHLIGHTS	41

INDEX PUBLISHER INFORMATION	42

ADDITIONAL INFORMATION	43

ii

ALL-CAP OPPORTUNITY FUND

INVESTMENT OBJECTIVE – The All-Cap Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 379% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Cap Opportunity Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. The Advisor, using a quantitative methodology, ranks approximately 60 different industries based on several measures of momentum including price momentum. The Fund then invests in the common stock of the top-ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts, but may also invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries that the Fund is seeking exposure to. The Fund may also enter into short sales. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund is not designed for active investors and is intended for long-term investors only.

PROSPECTUS
1

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Cap Opportunity Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities

2

sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	15.96%	(quarter ended 12/31/2008)	-22.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2002)
All-Cap Opportunity Fund	27.29%	3.24%	3.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.36%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

PROSPECTUS
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•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 21 of this prospectus.

4

ALTERNATIVE STRATEGIES ALLOCATION FUND

INVESTMENT OBJECTIVE – The Alternative Strategies Allocation Fund seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.59%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 149% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Fund, a "fund of funds," seeks to achieve its objective by investing principally in a diversified portfolio of affiliated and un-affiliated funds, including exchange-traded funds (the "underlying funds") and, to a limited extent, futures that represent alternative and non-traditional asset classes and/or strategies in an attempt to deliver performance with low correlation (i.e., little or no similarity) to traditional stock and bond asset classes and long-term positive returns. In managing the Fund, the Advisor will apply a proprietary asset allocation methodology that principally allocates assets among underlying funds that emphasize directly, or in combination with other investments, alternative or non-traditional asset classes or investment strategies (i.e., absolute return strategies, commodities, currency arbitrage, global macro, managed futures and real estate) according to the degree of risk associated with each underlying fund given the market conditions in existence at the time of allocation.

Descriptions of the primary alternative and non-traditional asset classes and strategies are as follows:

Market Neutral. Market neutral strategies typically seek to profit independently from stock market movements, while maintaining a low correlation to and mitigating the risks of the U.S. and international equity markets. The strategies will hold long securities that the managers believe are undervalued and take short positions in common stocks that the managers believe are overvalued.

PROSPECTUS
5

Long/Short Equity. Long/short equity strategies typically seek to profit from investing on both the long and short sides of equity market.

Merger Arbitrage. Merger arbitrage strategies typically invest simultaneously in long and short positions in both companies involved in a merger or acquisition. They typically invest in long positions in the stock of the company to be acquired and short the stocks of the acquiring company.

Commodities. Commodity strategies typically seek exposure to the performance of the commodities markets and/or exposure to a long-short investment strategy that is based on commodity trends.

Currency Arbitrage. Currency arbitrage strategies typically seek capital appreciation through investing in various arbitrage opportunities in currency markets.

Global Macro. Global macro strategies typically seek to profit from changes in currency, commodity, equity and fixed income prices and market volatility.

Fixed Income Arbitrage. Fixed income arbitrage strategies typically seek to profit from relationships between different fixed income securities or fixed income and equity securities, leveraging long and short positions in securities that are related mathematically or economically.

Managed Futures. Managed futures strategies seek to preserve capital through capturing opportunities in various futures markets. The managers typically invest in long positions in the futures that are showing strong upward momentum and short positions in the futures that are in a downward trend. These strategies often provide different exposures to many markets and thus offer low correlations with traditional stock and bond markets.

Real Estate. Real estate strategies typically seek to profit through the development of liquid portfolios of stocks that effectively represent the real estate segment of the market.

The Fund may invest in, and thus have indirect exposure to the risks of the underlying investments, including but not limited to, the following underlying investments. The underlying funds may include affiliated mutual funds, affiliated and unaffiliated exchange-traded funds, commodity pools, and other pooled investment vehicles. Please note that the Advisor may change the Fund's asset class allocation and/or strategy allocation, the underlying funds, or weightings without shareholder notice. The Fund may generally invest in each underlying fund without limitation in a manner consistent with the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

UNDERLYING INVESTMENTS:

Rydex|SGI Underlying Investments (Affiliated)

Rydex Variable Trust Multi-Hedge Strategies Fund

Rydex Variable Trust Commodities Strategy Fund

Rydex Series Funds Global Market Neutral Fund

Rydex Variable Trust Long/Short Commodities Strategy Fund

Rydex Variable Trust Managed Futures Strategy Fund

Rydex Variable Trust Real Estate Fund

CurrencyShares Australian Dollar Trust

CurrencyShares British Pound Sterling Trust

CurrencyShares Canadian Dollar Trust

CurrencyShares Euro Trust

CurrencyShares Japanese Yen Trust

CurrencyShares Mexican Peso Trust

CurrencyShares Russian Ruble Trust

CurrencyShares Swedish Krona Trust

CurrencyShares Swiss Franc Trust

Un-Affiliated Underlying Investments

PowerShares DB G10 Currency Harvest Fund

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is not designed for active investors and is intended for long-term investors only.

6

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Alternative Strategies Allocation Fund and its investment in underlying funds are subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to an underlying fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with an underlying fund's conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund and certain of the underlying funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions

PROSPECTUS
7

and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – The value of an exchange-traded note (an "ETN") may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's or an underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund or an underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

HIGH YIELD RISK – The Fund and certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INITIAL PUBLIC OFFERING ("IPO") RISK – The Fund may invest a portion of its assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. Because the prices of IPO shares frequently are volatile, the Fund may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for the Fund. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The Fund's investment in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

8

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

PORTFOLIO TURNOVER RISK – Certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REAL ESTATE SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause certain underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different

PROSPECTUS
9

periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	3.11%	(quarter ended 03/31/2009)	-4.72%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (5/1/2008)
Alternative Strategies Allocation Fund	0.85%	-11.12%
Barclay Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	5.42%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 21 of this prospectus.

10

MANAGED FUTURES STRATEGY FUND

INVESTMENT OBJECTIVE – The Managed Futures Strategy Fund seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund's current benchmark is the Standard & Poor's Diversified Trends Indicator® (the "benchmark" or the "S&P DTI").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	1.02%*
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	1.18%**
Other Expenses of the Fund	1.15%
Other Expenses of the Subsidiary	0.03%
Total Annual Fund Operating Expenses	2.20%
Fee Waiver and/or Expense Reimbursement*	0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.08%

*  The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

**  The expenses shown are adjusted to reflect a reduced index licensing fee.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$211	$652	$1,119	$2,410

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Managed Futures Strategy Fund will invest substantially all of its net assets in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the benchmark. The benchmark is a diversified composite of commodity and financial futures designed to provide exposure to both up and down major global market price trends. The current components of the benchmark consist of approximately 14 sectors with a total of 24 futures contracts, allocated 50% to financial futures, e.g., interest rates and currencies, and 50% to physical commodities, e.g., energy and metals. The contracts are positioned either long or short (except for the energy sector contracts, which cannot

PROSPECTUS
11

have a short position) based on their prices relative to their moving averages. The Fund will seek to gain exposure to the benchmark by investing in commodity, currency, and financial-linked structured notes, exchange-traded funds and other investment companies that provide exposure to the managed commodities and financial futures markets, and in commodity, currency, and financial-linked swap agreements, commodity options, futures and options on futures, and common stock. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the benchmark. On certain occasions, the Fund may employ leveraging techniques to match the benchmark. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted a fundamental investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry. To the extent the Fund's benchmark is concentrated in a particular industry the Fund will necessarily be concentrated in that industry.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Managed Futures Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

INDUSTRY AND ENERGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that

12

the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, and exchange-traded funds, and structured notes, which that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including exchange-traded funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

LEVERAGING RISK – The Fund achieves leveraged exposure to the benchmark through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in

PROSPECTUS
13

the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

INDUSTRY AND PRECIOUS METALS SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of precious metals companies also may fluctuate widely in response to such events.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TAX RISK – The Fund currently gains most of its exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the benchmark, rounding of share prices, changes to the composition of the benchmark, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

14

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	1.50%	(quarter ended 03/31/2009)	-3.64%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (11/7/2008)
Managed Futures Strategy Fund	-3.78%	-6.34%
S&P Diversified Trends Indicator® (reflects no deduction for fees, expenses or taxes)	-5.88%	-8.32%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 21 of this prospectus.

PROSPECTUS
15

MULTI-HEDGE STRATEGIES FUND

INVESTMENT OBJECTIVE – The Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	1.18%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.69%
Short Dividend Expense	0.69%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses	1.95%
Fee Waiver and/or Expense Reimbursement*	0.03%
Total Annual Fund Operating Expenses Fee Waiver and/or Expense Reimbursement	1.92%

* The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$195	$603	$1,037	$2,243

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,074% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Multi-Hedge Strategies Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The allocation to these strategies is based on a proprietary evaluation of their risk and return characteristics. These investment strategies include, but are not limited to:

LONG/SHORT EQUITY – Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets;

EQUITY MARKET NEUTRAL – Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;

16

FIXED INCOME STRATEGIES – Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in securities that are related mathematically or economically;

MERGER ARBITRAGE – Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and

GLOBAL MACRO – Pursuant to a global macro strategy, portfolio managers seek to profit from changes in currencies, commodity prices, and market volatility.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions.

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including small, mid, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts, exchange-traded funds, and corporate debt. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted a fundamental investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Multi-Hedge Strategies Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition,

PROSPECTUS
17

the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, and exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have

18

more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2007)	3.70%	(quarter ended 12/31/2008)	-10.74%

PROSPECTUS
19

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (11/29/2005)
Multi-Hedge Strategies Fund	-3.28%	-3.15%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	13.17%	0.15%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 21 of this prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

OPPORTUNISTIC FUND – All-Cap Opportunity Fund

ALTERNATIVE FUNDS – Alternative Strategies Allocation Fund, Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

With the exception of the All-Cap Opportunity Fund and Alternative Strategies Allocation Fund, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. The Alternative Strategies Allocation Fund may, but will not necessarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy, if employed, could result in lower return and loss of market opportunity. Thus, when pursuing a temporary defensive strategy, the Alternative Strategies Allocation Fund may not achieve its respective investment objective.

All-Cap Opportunity Fund. Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy lists. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries or sectors in order to take advantage of volatility in the top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. As discussed above, the Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position

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could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

Alternative Strategies Allocation Fund. The Fund attempts to achieve returns with low correlation to the returns of traditional stock and bond asset classes and generate capital appreciation by investing the Fund's assets in underlying funds comprised of alternative and non-traditional asset classes or investment strategies such as, but not limited to, absolute return, currency arbitrage, commodities, global macro, managed futures, and real estate. The Fund may also invest in exchange-traded notes and individual securities to complement its investment in the underlying funds or to better manage cash positions.

In seeking to achieve returns with low correlation to the returns of traditional stock and bond asset classes and to provide capital appreciation, the Advisor uses a quantitative investment methodology with input from current market data to efficiently allocate the Fund's assets across the underlying funds (the "optimization process"). The goal of the optimization process is to create the best portfolio, given historical correlations and risks, to achieve the Fund's stated objective. The process applies dynamic constraints that seek to diversify the risks across the underlying funds and avoid a concentration of risk from a single underlying fund's specific risk. The Advisor administers the optimization process on a regular basis in order to rebalance the composition of the underlying funds and adjust underlying fund weights.

The underlying funds will be periodically evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the Fund, alternate underlying funds may be added to obtain exposure to new alternative and non-traditional asset classes or investment strategies, to replace underperforming underlying funds, or to enhance returns.

From time to time, the portfolio managers may also evaluate the possibility of adding additional alternative and non-traditional asset class categories. A new asset class would be added if the fund managers determine that it will help the Fund meet its investment objective.

Managed Futures Strategy Fund. In managing the Fund, the Advisor uses a "passive" investment strategy to manage the Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Fund is to match or correlate with the performance of the Fund's benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure the Fund to obtain the highest correlation to its benchmark. The Advisor monitors the Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

Multi-Hedge Strategies Fund. The Advisor develops and implements structured investment strategies designed to achieve the Fund's objective. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund's market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

As the result of market observations and internal and external research, the Advisor believes that many hedge fund strategies can be replicated through systematic directional and non-directional positions. These hedge fund strategies can be combined with the objective of creating a returns stream which is differentiated from traditional systematic sources of equity and bond returns (i.e., Beta). The Advisor utilizes several proprietary quantitative models and market insights to allocate between its five investment strategies with the intent of generating capital appreciation while managing risk.

DIRECTIONAL AND NON-DIRECTIONAL POSITIONS

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions.

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There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

•  An Equities position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

•  A Fixed Income position involves investing in a portfolio that buys a basket of U.S. government securities or bond futures.

•  A Directional Commodity trade involves investing in precious metals, livestock, grains, and other basic goods or materials.

•  A Directional Currency trade consists of purchasing or selling a basket of foreign currencies against the U.S. Dollar.

•  A Covered Call Options position involves investing in written call options on underlying securities which a Fund already owns.

•  A Long Options position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

•  A Volatility Arbitrage Spread trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

•  A Market Neutral Value position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Growth position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Momentum position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Capitalization position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Market Neutral Illiquidity Premium trade involves purchasing a basket of illiquid securities which may include, but is not limited to, closed-end funds and shorting a basket of more liquid stocks against them. The portfolio is structured to minimize market exposure.

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•  A Merger Arbitrage Spreads position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•  A Duration Neutral Term Spreads position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

•  A Duration Neutral Default Spreads position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

•  A Convertible Arbitrage Spread involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.

•  A Currency Spread trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.

INVESTMENT IN THE SUBSIDIARIES – The Multi-Hedge Strategies Fund and Managed Futures Strategy Fund may each invest in its Subsidiary. Investment in the Subsidiary is expected to provide each Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to each Fund. For more information about applicable federal tax requirements, please see "Additional Tax Information."

It is expected that each Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 ("1940 Act"), and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.

The Advisor will consider whether it is more advantageous for a Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of each Fund's investment in the Subsidiary will vary based on the Advisor's use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary. To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund's transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund.

With respect to the Multi-Hedge Strategies Fund's and Managed Futures Strategy Fund's investment in their respective Subsidiaries, please refer to "Investment Policies, Techniques, and Risk Factors" in the Funds' SAI for more information about the operation and management of each Fund's Subsidiary.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund's, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds', exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a

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commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES – The Fund, or in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices, such as the S&P DTI. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund or an underlying fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund or an underlying fund may receive more or less principal than it originally invested. The Fund or an underlying fund might receive interest payments that are more or less than the stated coupon interest payments.

STRUCTURED NOTE RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, intend to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by the Fund or an underlying fund, may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

CONFLICTS OF INTEREST RISK – In managing the Fund, the Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so and in allocating Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor is also responsible for managing each of the affiliated underlying funds. The Advisor is legally obligated to disregard the fees payable by underlying funds when making investment decisions. The Trustees and officers of the Fund are also Trustees and officers of the affiliated underlying funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Fund and the affiliated underlying funds.

COUNTERPARTY CREDIT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, credit default swap agreements, and structured notes. The Fund and certain of the underlying funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund and affiliated underlying funds will not enter into any agreement with a counterparty unless the Advisor believes that the

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other party to the transaction is creditworthy. The use of swap agreements, structured notes and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund and certain of the underlying funds may enter into swap agreements with a limited number of counterparties, and the Managed Futures Strategy Fund may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CREDIT DEFAULT SWAP RISK – The Multi-Hedge Strategies Fund and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may each enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund or underlying fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund or underlying fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund's or underlying fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

CURRENCY RISK – The Fund's, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds', indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund and certain of the underlying funds may incur transaction costs in connection with conversions between various currencies. The Fund and certain of the underlying funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund or an underlying fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's or an underlying fund's

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portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund or underlying fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their investment objectives. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund, or in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund and affiliated underlying funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund or an underlying fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund or an underlying fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund or an underlying fund.

The risks associated with the Fund's or an underlying fund's use of futures and options contracts include:

•  The Fund or an underlying fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund or an underlying fund and the prices of futures and options on futures.

•  Although the Fund or an underlying fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or an underlying fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

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•  Because option premiums paid or received by the Fund or an underlying fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Alternative Strategies Allocation Fund may also be subject to this risk with respect to certain of the underlying funds' investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

EXCHANGE-TRADED NOTES ("ETN") RISK – ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Managed Futures Strategy Fund having to reinvest the proceeds in lower or higher coupon securities, respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of

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foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund or an underlying fund.

FUND OF FUNDS RISK – The Fund is subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.

In addition, an underlying fund may buy the same securities that another underlying fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, the Fund investor may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund's transactions in shares of the underlying funds. In addition, certain of the underlying funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Because the Fund invests most of its assets in underlying Rydex|SGI Funds, the Fund's investment performance is directly related to the performance of those underlying funds. The performance of those underlying funds, in turn, depends upon the performance of the securities in which they invest.

HIGH YIELD RISK – The Fund, or in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund or certain underlying funds to sell these securities (liquidity risk).These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund or underlying fund may lose its entire investment.

INDUSTRY CONCENTRATION RISK – The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

INITIAL PUBLIC OFFERING ("IPO") RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on the Fund's or an underlying fund's performance likely will decrease as the Fund's or the underlying fund's asset size increases, which could reduce the Fund's or underlying funds, and thus the Alternative Strategies Allocation Fund's, total returns. IPOs may

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not be consistently available to the Fund or an underlying fund for investing, particularly as the Fund's or underlying fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund or underlying funds may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's or underlying fund's portfolio and may lead to increased expenses for the Fund or underlying fund, such as commissions and transaction costs. By selling IPO shares, the Fund and certain of the underlying funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund or the underlying funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund's and underlying funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INVESTMENT IN INVESTMENT COMPANIES RISK – The Fund may purchase shares of investment companies, such as exchange-traded funds ("ETFs"), unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. The Alternative Strategies Allocation Fund and the Asset Allocation Funds, in particular, will regularly invest in other investment companies, including the underlying funds, some of which may also invest in investment companies, and ETFs. When the Fund invests in an investment company, including affiliated underlying funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. For example, if an underlying fund sells the same securities another underlying fund is purchasing, an investor in the Alternative Strategies Allocation Fund or an Asset Allocation Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Similarly, an investor in the Alternative Strategies Allocation Fund or an Asset Allocation Fund may receive taxable gains as a result of the underlying funds' portfolio transactions in addition to the taxable gains attributable to the Alternative Strategies Allocation Fund's or an Asset Allocation Fund's transactions in shares of the underlying funds. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the net asset value of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund and certain of the underlying funds may invest in investment companies, such as the Managed Futures Strategy Fund's and Multi-Hedge Strategy Fund's respective Subsidiaries, as discussed below, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

EXCHANGE-TRADED FUND ("ETF") RISK – The Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund, and Managed Futures Strategy Fund may invest to a significant extent in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the net asset value of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an

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ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

INVESTMENT IN THE SUBSIDIARY RISK – The Multi-Hedge Strategies Fund and Managed Futures Strategy Fund may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, each Fund, as an investor in its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are both managed by the Advisor, making it unlikely that the Subsidiaries will take action contrary to the interests of the Funds or their shareholders. While the Subsidiaries have their own board of directors that is responsible for overseeing the operations of the Subsidiaries, the Funds' Board has oversight responsibility for the investment activities of the Funds, including their investments in the Subsidiaries, and each Fund's role as the sole shareholder of its respective Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiaries, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Funds in managing each Subsidiary's portfolio. It is not currently expected that shares of the Subsidiaries will be sold or offered to investors other than the Funds.

Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or the Subsidiaries to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay a Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK – The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in high yield debt securities, the securities underlying the Fund's derivative investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund and, in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of

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any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund and certain of the underlying funds will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund or an underlying fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's or an underlying fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund or an underlying fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's or an underlying fund's portfolio, the ability of the Fund or an underlying fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's or an underlying fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an underlying fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's or an underlying fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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PORTFOLIO TURNOVER RISK – The Fund's strategy, or in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds' strategies, may frequently involve buying and selling portfolio securities to rebalance the Fund's or an underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

PRECIOUS METALS SECTOR CONCENTRATION RISK – The risk that the relatively few securities of, or financial instruments tied to the performance of, issuers in the mining industry that the Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, purchase will underperform the market as a whole. To the extent that the Fund's or underlying fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals and securities of precious metals companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

REAL ESTATE SECTOR CONCENTRATION RISK – The risk that the securities of real estate companies that the Alternative Strategies Allocation Fund's underlying funds purchase will underperform the market as a whole. To the extent that the underlying funds' investments are concentrated in real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies may also subject an underlying fund, and thus the Fund, to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the Fund's or underlying funds' investments in REITs.

SHORT SALES RISK – Short sales are transactions in which the Fund or in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, sell a security they do not own. To complete the transaction, the Fund or an underlying fund must borrow the security to make delivery to the buyer. The Fund or underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying fund. If the underlying security goes down in price between the time the Fund or underlying fund sells the security and buys it back, the Fund or underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. The Fund or underlying fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's or an underlying fund's needs for immediate cash or other liquidity. The Fund's or an underlying fund's investment performance may also suffer if the Fund or underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or underlying fund to deliver the securities the Fund or underlying fund borrowed at the commencement of the short sale and the Fund or underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund or underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's or an underlying fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund or an underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has

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sold. This cost is partially offset by the interest earned by the Fund or underlying fund on the investment of the cash generated by the short sale. When the Fund or an underlying fund sells short an equity security that pays a dividend, the Fund or underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund or the underlying fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's or an underlying fund's unrealized gain or reduces the Fund's or an underlying fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund or an underlying fund is obligated to pay is greater than the interest earned by the Fund or an underlying fund on investments, the performance of the Fund or an underlying fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund or an underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Please see the Statement of Additional Information under "Special Considerations Applicable to the Funds" for additional discussion of this issue.

TAX RISK – As noted under "Commodity-Linked Derivative Investment Risk" above, the Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund and certain of the underlying funds invest will not be considered qualifying income after September 30, 2006. The Fund and affiliated underlying funds will therefore restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income.

The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the affiliated underlying funds, have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the Fund and certain of the affiliated underlying funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor believes it can continue to successfully operate the Fund and affiliated underlying funds in a manner consistent with the Fund's and affiliated underlying funds current investment objective by investing in these commodities-linked structured notes. See "Additional Tax Information" for more information.

In addition, the Multi-Hedge Strategies Fund's and Managed Futures Strategy Fund's investment in their respective Subsidiaries is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds have received a private letter ruling from the IRS that concludes that income from each Fund's investment in its Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended. Please see "Additional Tax Information" for more information.

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TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund or an underlying fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund or an underlying fund prices its shares may limit the Fund's or an underlying fund's ability to use leverage and may prevent the Fund or an underlying fund from achieving its investment objective. In such an event, the Fund or an underlying fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGED FUTURES STRATEGY FUND BENCHMARK INFORMATION

The Fund seeks to provide investment results that match or correlate to the performance of a specific benchmark. Additional information about the Fund's benchmark is set forth below.

STANDARD & POOR'S DIVERSIFIED TRENDS INDICATOR® ("S&P DTI") – The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is constructed using a rules-based strategy that targets particular risk and return characteristics of an asset class or segment of the market. The S&P DTI does not intend to passively represent the commodities markets. Instead, the S&P DTI follows a quantitative methodology to track the prices of a diversified portfolio of 24 futures contracts ("components"). The components are grouped into sectors that are designed to reflect and track (price) trends while maintaining low volatility. The exposure of the components is divided equally (50%/50%) between tangible commodities and financials in order to increase the internal non-correlation among the components, which generally helps to mitigate the risk, and to increase the liquidity of an investment in the components of the S&P DTI. Commodity sector weights are based on generally known world production levels. Weightings of the financial sectors are based on, but not directly proportional to, gross domestic product (GDP). Components of each sector are chosen based on fundamental characteristics and liquidity. The methodology of the S&P DTI is designed with a focus on capturing both up and down price trends. Systematic rules are employed to establish a "long" or "short" component position. Sectors are rebalanced monthly; components are rebalanced annually.

More detailed information about the Fund's benchmark can be found in the SAI under "Descriptions of the Benchmark."

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

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The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to investment advisory agreements between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
ALL-CAP OPPORTUNITY FUND	0.90%
MULTI-HEDGE STRATEGIES FUND	1.15%
ALTERNATIVE STRATEGIES ALLOCATION FUND	0.00%
MANAGED FUTURES STRATEGY FUND	0.90%

As part of its agreement with the Trust, the Advisor will pay all expenses of the Alternative Strategies Allocation Fund and Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, acquired fund fees and expenses, and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses and extraordinary expenses.

In addition, the Advisor has contractually agreed to waive the management fee it receives from the Multi-Hedge Strategies Fund and Managed Futures Strategy Fund in an amount equal to the management fee paid to the Advisor by each Fund's respective Subsidiary as discussed in more detail under "Management of the Subsidiaries." The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor.

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

MANAGEMENT OF THE SUBSIDIARIES

As with the Funds, the Advisor is responsible for the selection of each Subsidiary's investments and the administration of each Subsidiary's investment program pursuant to separate investment advisory agreements between the Advisor and each Subsidiary. Under the advisory agreements, the Advisor provides the Subsidiaries with the same type of management, under the same terms, as are provided to the Funds. The Subsidiaries have also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Funds.

Each Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary's portfolio, as follows:

SUBSIDIARY	ADVISORY FEE
MANAGED FUTURES STRATEGY FUND CFC	0.90%
MULTI-HEDGE STRATEGIES FUND CFC	1.15%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by that Fund's Subsidiary. This undertaking will continue in effect for so long as each Fund invests in its Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Funds' Board of Trustees for such termination. The rate of the management fee paid directly or indirectly by each Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and its Subsidiary, and may not increase without the prior approval of the Board and a majority of the Fund's shareholders. Each Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds' assets. Therefore, it is expected that each Fund's investment in its Subsidiary will not result in the Fund

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paying duplicative fees for similar services provided to the Fund and its Subsidiary. Please see the SAI for more information about the organization and management of the Subsidiaries.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

On a day-to-day basis, the two individuals listed below are jointly and primarily responsible for the management of the Equity Market Neutral Fund.

Mark Kress, CFA, Portfolio and Risk Manager – Mr. Kress joined SGI's global equity team in 2001, bringing over 10 years of investment experience developing and maintaining systems specific to investment processes to SGI. Mark holds a B.S. degree in Managerial Economics from the University of California at Davis and an M.B.A. from the University of California at Berkeley Haas School of Business. He is a Chartered Financial Analyst. Mr. Kress has co-managed the Fund since March 2009.

Yon Perullo, CFA, Portfolio and Risk Manager – Mr. Perullo joined SGI in 2007, bringing over nine years of quantitative product development and investment experience to SGI. Prior to joining SGI, Mr. Perullo was Co-Founder and Portfolio Manager at Nascent Strategies, LLC from 2004 to 2007, a hedge fund that specialized in quantitative market neutral investing, where he was directly responsible for building the quantitative screening and

PROSPECTUS
37

risk management models employed by the fund. From 1998 to 2004, Mr. Perullo served as Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet's suite of quantitative products, including alpha modeling, portfolio simulation and risk analysis. During his tenure at FactSet, Yon was extensively involved in aiding clients in strategy creation, portfolio analysis and execution, helping many clients to refine and improve their investment process. He earned his B.A. in Chemistry from the University of Rhode Island. Mr. Perullo has co-managed the Fund since March 2009.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund, except for the Alternative Strategies Allocation Fund and Managed Futures Strategy Fund, generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV. The Alternative Strategies Allocation Fund generally values shares of the underlying funds at their NAV and other investments at market prices. The Managed Futures Strategy Fund will regularly value its investments in structured notes at fair value and other investments at market prices.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The Multi-Hedge Strategies Fund and Managed Futures Strategy Fund each may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of each Subsidiary's shares will fluctuate with the value of the Subsidiary's portfolio investments. Each Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

38

SHORT DIVIDEND EXPENSE – "Short Dividend Expense" occurs because the Multi-Hedge Strategies Fund and Managed Futures Strategy Fund short-sell equity securities to gain the inverse exposure necessary to meet their respective investment objectives. Each Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

TOTAL OTHER EXPENSES – For the Multi-Hedge Strategies Fund, "Total Other Expenses" includes transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated in the table under "Fees and Expenses of the Fund." "Total Other Expenses" include "Other Expenses of the Subsidiary."

For the Managed Futures Strategy Fund, "Total Other Expenses" includes index licensing fees, transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated. A portion of the index licensing fee is embedded in the purchase price of certain structured notes in which the Fund may invest and is not reflected in "Total Other Expenses." Thus, the amount of index license fees paid directly by the Fund, or paid indirectly as an embedded fee within the structured notes, will vary depending on how much of the Fund's assets are invested in structured notes.

ACQUIRED FUND FEES AND EXPENSES – As a shareholder in certain funds (the "Acquired Funds"), the Multi-Hedge Strategies Fund and Alternative Strategies Allocation Fund will each indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Unlike most other Rydex|SGI Funds, the Funds are not suitable for purchase by active investors. Each Fund is intended for long-term investment purposes only and discourages

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shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Funds are sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Funds expect that all shares of the Funds will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Funds' ability to prevent frequent trading of the Funds will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

40

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses×	Net Investment Income (Loss)		Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
All-Cap Opportunity Fund
December 31, 2009	$9.05	$(0.03)	$2.50	$2.47	$(0.01)	$—	$(0.01)	$11.51	27.29%	1.71%	1.71%	1.71%	(0.33)%		379%	$68,347
December 31, 2008	15.33	.01	(6.25)	(6.24)	—	(.04)	(.04)	9.05	(40.73)%	1.67%	1.67%	1.67%	0.05%		463%	72,439
December 31, 2007	13.47	(.02)	3.10	3.08	—	(1.22)	(1.22)	15.33	22.75%	1.61%	1.61%	1.61%	(0.15)%		277%	130,166
December 31, 2006	12.68	(.02)	1.48	1.46	—	(.67)	(.67)	13.47	11.47%	1.64%	1.64%	1.64%	(0.16)%		353%	87,673
December 31, 2005	11.16	(.02)	1.54	1.52	—	—	—	12.68	13.62%	1.70%	1.70%	1.70%	(0.20)%		281%	61,834
Alternative Strategies Allocation Fund
December 31, 2009	19.92	.07	.10	.17	—	—	—	20.09	0.85%	0.00%	0.00%	0.00%	0.38%		149%	5,121
December 31, 2008*	25.00	.38	(5.02)	(4.64)	(.39 )▲	(.05 )▲	(.44)	19.92	(18.55)%	0.00%**	0.00%**	0.00%**	2.47	%**	33%	3,138
Managed Futures Strategy Fund
December 31, 2009■	24.10	(.49)	(.42)	(.91)	—	—	—	23.19	(3.78)%	2.32%	2.20%	2.20%	(2.08)%		—	28,633
December 31, 2008*	25.00	(.08)	(.82)	(.90)	—	—	—	24.10	(3.60)%	2.21%**	2.21%**	2.21%**	(2.09	)%**	—	6,413
Multi-Hedge Strategies Fund
December 31, 2009■	20.97	(.19)	(.50)	(.69)	(.22)	—	(.22)	20.06	(3.28)%	1.87%	1.84%	1.15%	(0.95)%		1,074%	25,563
December 31, 2008	25.95	.16	(5.02)	(4.86)	(.12)	—	(.12)	20.97	(18.72)%	1.81%	1.81%	1.15%	0.67%		1,447%	33,022
December 31, 2007	26.20	.74	.27	1.01	(1.00)	(.26)	(1.26)	25.95	3.84%	1.69%	1.69%	1.17%	2.72%		421%	31,437
December 31, 2006	25.20	.80	.87	1.67	(.30)	(.37)	(.67)	26.20	6.64%	1.70%	1.70%	1.16%	3.08%		309%	22,557
December 31, 2005*	25.00	.05	.15	.20	—	—	—	25.20	0.80%	1.45%**	1.45%**	1.20%**	2.28	%**	19%	3,323

  *  Since the commencement of operations:
May 1, 2008—Alternative Strategies Allocation Fund;
November 29, 2005—Multi-Hedge Strategies Fund;
November 7, 2008—Managed Futures Strategy Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating expenses exclude short dividends expense.

  ■  Consolidated.

  ▲  For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

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41

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Managed Futures Strategy Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") or Alpha Financial Technologies, Inc. ("AFT"), the owner of the S&P DTI. S&P and AFT make no representation, condition, warranty, express or implied, to the owners of the Managed Futures Strategy Fund or any member of the public regarding the advisability of investing in securities generally or in the Managed Futures Strategy Fund particularly or the ability of the S&P DTI to track general stock market performance or provide a basis for superior investment performance. S&P's and AFT's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P DTI which is determined, composed and calculated by S&P without regard to Licensee or the Managed Futures Strategy Fund. S&P and AFT have no obligation to take the needs of Licensee or the owners of the Managed Futures Strategy Fund into consideration in determining, composing or calculating the S&P DTI. S&P and AFT are not responsible for and have not participated in the determination of the prices and amount of the Managed Futures Strategy Fund or the timing of the issuance or sale of the Managed Futures Strategy Fund or in the determination or calculation of the equation by which the Managed Futures Strategy Fund is to be converted into cash. S&P and AFT have no obligation or liability in connection with the administration, marketing, or trading of the Managed Futures Strategy Fund.

S&P and AFT do not guarantee the accuracy and/or the completeness of the S&P DTI or any data included therein and S&P and AFT shall have no liability for any errors, omissions, or interruptions therein. S&P and AFT make no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Managed Futures Strategy Fund, or any other person or entity from the use of the S&P DTI or any data included therein. S&P and AFT make no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P DTI or any data included therein. Without limiting any of the foregoing, in no event shall S&P or AFT have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P DTI or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's®," and "S&P®" are trademarks of The McGraw-Hill Companies, Inc.

More information about the Index Publisher is located in the SAI.

42

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

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9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTIY-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Target Beta: Domestic Equity – Broad Market Funds

Nova

NASDAQ-100®

Target Beta: Sector Funds

Financial Services

Health Care

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Important Information About the Fund (if applicable), Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

DOMESTIC EQUITY FUNDS

Nova Fund	1

NASDAQ-100® Fund	5

SECTOR FUNDS

Financial Services Fund	9

Health Care Fund	12

PURCHASE AND SALE OF FUND SHARES	15

TAX INFORMATION	15

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	15

MANAGEMENT OF THE FUNDS	24

SHAREHOLDER INFORMATION	25

PURCHASING AND REDEEMING SHARES	26

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	26

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	26

FINANCIAL HIGHLIGHTS	28

INDEX PUBLISHERS INFORMATION	30

ADDITIONAL INFORMATION	32

ii

NOVA FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Nova Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

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1

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Nova Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the Fund's benchmark. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Nova Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value

2

of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	23.90%	(quarter ended 12/31/2008)	-34.94%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Nova Fund	35.51%	-5.00%	-7.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
3

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 15 of this prospectus.

4

NASDAQ-100® FUND

INVESTMENT OBJECTIVE – The NASDAQ-100® Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund's current benchmark is the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the NASDAQ-100® Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is

PROSPECTUS
5

concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

6

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2001)	34.30%	(quarter ended 09/30/2001)	-37.14%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
NASDAQ-100® Fund	52.00%	2.16%	-8.02%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-6.35%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
7

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 15 of this prospectus.

8

FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE – The Financial Services Fund seeks to provide capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 357% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Financial Services Fund invests substantially all (at least 80%) of its net assets in equity securities of Financial Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Financial Services Companies that have small to mid-sized capitalizations. Financial Service Companies include commercial banks, savings and loan associations, insurance companies, brokerage companies and real-estate investment trusts. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Financial Services Companies and U.S. Government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the financial services sector and therefore may be concentrated in an industry or group of industries within the financial services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
9

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Financial Services Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FINANCIAL SERVICES SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Financial Services Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

10

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	26.90%	(quarter ended 12/31/2008)	-31.72%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (7/20/2001)
Financial Services Fund	19.68%	-9.43%	-3.40%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 15 of this prospectus.

PROSPECTUS
11

HEALTH CARE FUND

INVESTMENT OBJECTIVE – The Health Care Fund seeks to provide capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Health Care Fund invests substantially all (at least 80%) of its net assets in equity securities of Health Care Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care related products or services. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Health Care Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the health care sector and therefore may be concentrated in an industry or group of industries within the health care sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

12

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Health Care Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HEALTH CARE SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

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PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	15.44%	(quarter ended 06/30/2002)	-16.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (6/19/2001)
Health Care Fund	24.65%	2.92%	2.10%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.93%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 15 of this prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

DOMESTIC EQUITY FUNDS – Nova Fund and NASDAQ-100® Fund

SECTOR FUNDS – Financial Services Fund and Health Care Fund

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

Nova Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

NASDAQ-100® Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund's underlying index. When the value of the Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. The NASDAQ-100®Fund's and each Sector Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Domestic Equity Funds. In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Funds is to match or correlate with the performance of each Fund's underlying index or other benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular

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benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The Nova Fund is invested to achieve returns that exceed the returns of the index underlying its benchmark. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and stock indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets.

Sector Funds. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector using Global Industry Classification Standard (GICS) codes. The Advisor then employs a quantitative screen to ensure minimum capitalization and liquidity standards. The resulting portfolio is weighted to meet diversification standards and to generate returns respective of that sector. The Advisor monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representation of its sector.

IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED INVESTMENT RESULTS

The Nova Fund seeks daily leveraged investment results. As discussed in the Nova Fund's summary section, the Fund's performance is subject to the effects of compounding and leverage, which are discussed in more detail below.

UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a

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simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The Nova Fund's underlying index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility of the S&P 500® Index is 16.05%. The indices underlying the Fund's benchmark has different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average historical volatility for the five-year period ended December 31, 2009 of the index underlying the Fund's benchmark is as follows: S&P 500® Index - 16.05%. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of the Fund.

MARKET VOLATILITY. The Nova Fund seeks to provide a return that is a multiple of the daily performance of its underlying index. The Nova Fund does not attempt to, and should not be expected to, provide returns that are a multiple of the return of the underlying index for periods other than a single day. The Nova Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair the Nova Fund's performance if the underlying index experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its underlying index provided no return over a one year period during which its underlying index experienced annualized volatility of 20%. If the underlying index annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x daily leveraged fund widens to approximately -14.8%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the underlying index is flat. For instance, if annualized volatility of the underlying index is 90%, a 2x leveraged inverse fund targeted to the same underlying index would be expected to lose more than 90% of its value even if the cumulative underlying index return for the year was 0%. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

TABLE 1

Benchmark Annualized Volatility Range	Hypothetical 2x Leveraged Fund Loss
10%	-1.0%
20%	-3.9%
30%	-8.6%
40%	-14.8%
50%	-22.2%
60%	-30.4%
70%	-39.1%
80%	-47.5%
90%	-56.2%
100%	-64.0%

Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

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The Nova Fund's underlying index, the S&P 500® Index, experienced a volatility average of 8.08% for the six months ended December 31, 2009. (In historical terms, the volatility ranges of the underlying index and other broad market indices during this period were extremely high.) Since market volatility, like that experienced by the markets recently, has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Nova Fund in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility range of the Nova Fund's underlying index to give investors some sense of the risks of holding the Nova Fund for long periods. This information is intended to simply underscore the fact that the Nova Fund is designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. The Nova Fund seeks daily exposure to its target index equal to 150% of its net assets. As a consequence, for the Fund the risk of total loss of your investment exists in the event of a movement of the Fund's target index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the target index of the Fund). In short, the risk of total loss of your investment exists.

THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Nova Fund seeks daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if the Fund's underlying index gains 10% for a week, the Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by the Fund's daily target (e.g., 150%) will not generally equal the Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact a hypothetical 2x daily leveraged fund's performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the fund over a 10 trading day period and do not reflect expenses of any kind.

TABLE 1: NO CLEAR TREND IN THE MARKET

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
DAY 2	110	4.76%	10.00%	$120.48	9.52%	20.48%
DAY 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%
DAY 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%
DAY 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%
DAY 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%
DAY 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%
DAY 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%
DAY 9	105	5.00%	5.00%	$103.77	10.00%	3.77%
DAY 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is -6.11%. The volatility of the benchmark performance and lack of clear

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trend results in performance for the fund for the period which bears little relationship to the performance of the fund's target index for the 10 trading day period.

TABLE 2: CLEAR TREND THAT MARKET RISES

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
DAY 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
DAY 3	106	1.92%	6.00%	$112.24	3.85%	12.24%
DAY 4	108	1.89%	8.00%	$116.47	3.77%	16.47%
DAY 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
DAY 6	112	1.82%	12.00%	$125.18	3.64%	25.18%
DAY 7	114	1.79%	14.00%	$129.65	3.57%	29.65%
DAY 8	116	1.75%	16.00%	$134.20	3.51%	34.20%
DAY 9	118	1.72%	18.00%	$138.82	3.45%	38.82%
DAY 10	120	1.69%	20.00%	$143.53	3.39%	43.53%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the hypothetical 2x daily leveraged fund for the 10 trading day period is 43.53%. The hypothetical return of the fund is 218% of the index return for the 10 trading day period. In this case, because of the positive index trend, the fund gain is greater than 200% of the index gain for the 10 trading day period.

TABLE 3: CLEAR TREND THAT MARKET DECLINES

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%
DAY 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%
DAY 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%
DAY 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%
DAY 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%
DAY 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%
DAY 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%
DAY 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%
DAY 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%
DAY 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is -36.33%. The hypothetical return of the fund is 182% of the index return for the 10 trading day period. In this case, because of the negative index trend, the fund decline is less than 200% of the index decline for the 10 trading day period.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to

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all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

COUNTERPARTY CREDIT RISK – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements, and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in

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the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

•  The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•  Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some

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countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

INDUSTRY CONCENTRATION RISK – The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to its underlying index through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

MARKET RISK – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.

MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market

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value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SECTOR CONCENTRATION RISK – The Sector Concentration Risk applicable to each Fund is as follows:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK – Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

HEALTH CARE SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the health care sector that the Health Care Fund purchases will underperform the market as a whole. To the extent that the Health Care Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

TECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

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In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
NOVA FUND	0.75%
NASDAQ-100® FUND	0.75%
SECTOR FUNDS	0.85%

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment

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strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view

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market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may

26

declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

											RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Other Capital Items	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Nova Fund
December 31, 2009†††	45.50	0.09	16.06	16.15	(0.49)	—	(0.49)	—	61.16	35.51%	1.55%	1.55%	1.55%	0.19%	84%	50,561
December 31, 2008†††	100.60	.60	(55.40)	(54.80)	(.30)	—	(.30)	—	45.50	(54.47)%	1.52%	1.52%	1.52%	0.75%	182%	35,087
December 31, 2007†††	100.90	1.20	—	1.20	(1.50)	—	(1.50)	—	100.60	1.13%	1.46%	1.46%	1.46%	1.12%	94%	82,191
December 31, 2006†††	85.60	1.10	15.40	16.50	(1.20)	—	(1.20)	—	100.90	19.27%	1.48%	1.48%	1.48%	1.18%	211%	134,477
December 31, 2005†††	82.60	.50	2.80	3.30	(.30)	—	(.30)	—	85.60	3.97%	1.53%	1.53%	1.53%	0.60%	381%	132,018

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Nova Fund.

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										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
NASDAQ-100® Fund
December 31, 2009	$10.50	$(.12)	$5.58	$5.46	$—	$—	$—	$15.96	52.00%	1.59%	(0.94)%	59%	$57,542
December 31, 2008	18.12	(.09)	(7.51)	(7.60)	(.02)	—	(.02)	10.50	(41.91)%	1.55%	(0.62)%	107%	32,986
December 31, 2007	15.39	.03	2.71	2.74	(.01)	—	(.01)	18.12	17.82%	1.51%	0.18%	110%	82,492
December 31, 2006	14.55	(.07)	.91	.84	—	—	—	15.39	5.77%	1.49%	(0.50)%	152%	72,871
December 31, 2005	14.39	(.09)	.25	.16	—	—	—	14.55	1.11%	1.50%	(0.68)%	294%	102,487
Financial Services Fund
December 31, 2009	11.41	.06	2.19	2.25	(.22)	—	(.22)	13.44	19.68%	1.64%	0.54%	357%	17,163
December 31, 2008	21.96	.32	(10.87)	(10.55)	—	—	—	11.41	(48.04)%	1.61%	1.87%	422%	8,307
December 31, 2007	32.18	.28	(6.23)	(5.95)	(.66)	(3.61)	(4.27)	21.96	(18.80)%	1.59%	0.90%	525%	17,508
December 31, 2006	29.10	.26	4.59	4.85	(.39)	(1.38)	(1.77)	32.18	16.73%	1.59%	0.83%	330%	50,190
December 31, 2005	30.38	.28	.67	.95	(.25)	(1.98)	(2.23)	29.10	3.38%	1.59%	0.94%	549%	36,839
Health Care Fund
December 31, 2009	$21.22	$0.04	$5.19	$5.23	$—	$—	$—	$26.45	24.65%	1.67%	0.17%	301%	$26,896
December 31, 2008	29.61	(— )§	(7.40)	(7.40)	—	(.99)	(.99)	21.22	(24.86)%	1.62%	(0.01)%	266%	35,778
December 31, 2007	28.41	(.01)	1.73	1.72	—	(.52)	(.52)	29.61	6.02%	1.59%	(0.02)%	424%	37,521
December 31, 2006	28.17	(.15)	1.59	1.44	—	(1.20)	(1.20)	28.41	5.11%	1.59%	(0.52)%	251%	40,825
December 31, 2005	25.46	(.16)	2.87	2.71	—	—	—	28.17	10.64%	1.60%	(0.62)%	330%	51,692

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  §  Less than $.01 per share.

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INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Nova Fund (the "Rydex|SGI S&P Fund") is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Fund or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Fund particularly or the ability of the S&P 500® Index (the "S&P Index") to track general stock market performance or provide a basis for superior investment performance. S&P's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Index which is determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Fund. S&P has no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Fund into consideration in determining, composing or calculating the S&P Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Rydex|SGI S&P Fund or the timing of the issuance or sale of the Rydex|SGI S&P Fund or in the determination or calculation of the equation by which the Rydex|SGI S&P Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Fund, or any other person or entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Index or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's®," S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

NASDAQ OX GROUP, INC.

The NASDAQ-100® Fund (the "Rydex|SGI NASDAQ Fund") is not sponsored, endorsed, sold or promoted by The NASDAQ OX Group, Inc. or its affiliates (NASDAQ OX, with its affiliates, are referred to as the "Corporations").The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Fund. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Fund or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Fund particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Rydex|SGI Investments ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100®, NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by the Corporations without regard to Licensee or the Rydex|SGI NASDAQ Fund. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Fund into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Fund to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Fund.

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THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

More information about the Index Publishers is located in the SAI.

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ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

32

9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTSL-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Target Beta: Domestic Equity – Broad Market Funds

Dow 2x Strategy

NASDAQ-100®2x Strategy

S&P 500 2x Strategy

Inverse Dow 2x Strategy

Inverse NASDAQ-100® Strategy

Inverse S&P 500 Strategy

Nova

NASDAQ-100®

Opportunistic Fund

All-Cap Opportunity

Target Beta: Fixed Income Fund

Inverse Government Long Bond Strategy

Target Beta: Money Market Fund

U.S. Government Money Market

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Important Information About the Fund (if applicable), Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

DOMESTIC EQUITY FUNDS

Dow 2x Strategy Fund	1

NASDAQ-100® 2x Strategy Fund	5

S&P 500 2x Strategy Fund	9

Inverse Dow 2x Strategy Fund	13

Inverse NASDAQ-100® Strategy Fund	17

Inverse S&P 500 Strategy Fund	21

Nova Fund	25

NASDAQ-100® Fund	29

OPPORTUNISTIC FUND

All-Cap Opportunity Fund	33

FIXED INCOME FUND

Inverse Government Long Bond Strategy Fund	37

MONEY MARKET FUND

U.S. Government Money Market Fund	41

PURCHASE AND SALE OF FUND SHARES	43

TAX INFORMATION	43

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	43

MANAGEMENT OF THE FUNDS	54

SHAREHOLDER INFORMATION	56

PURCHASING AND REDEEMING SHARES	57

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	57

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	58

FINANCIAL HIGHLIGHTS	59

INDEX PUBLISHERS INFORMATION	65

ADDITIONAL INFORMATION	67

ii

DOW 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Dow 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Dow 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Dow Jones Industrial AverageSM (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS
1

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Dow 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the Dow 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The Dow Jones Industrial AverageSM is a price-weighted index of 30 "blue-chip" U.S. stocks, which generally represent large-capitalization companies with a capitalization range of $15.7 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may purchase common stock of companies that are generally within the capitalization range of the Dow Jones Industrial AverageSM. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Dow 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

2

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	32.49%	(quarter ended 12/31/2008)	-40.44%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Dow 2x Strategy Fund	36.90%	-6.58%	-4.44%
Dow Jones Industrial AverageSM (reflects no deduction for fees, expenses or taxes)	22.68%	1.94%	2.78%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
3

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 43 of this prospectus.

4

NASDAQ-100® 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The NASDAQ-100® 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The NASDAQ-100® 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS
5

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. Under normal circumstances, the NASDAQ-100® 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The NASDAQ Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may purchase common stock of companies that are generally within the capitalization range of the NASDAQ-100 Index®. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

6

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
7

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	40.93%	(quarter ended 06/30/2002)	-50.46%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
NASDAQ-100® 2x Strategy Fund	117.80%	-4.90%	-2.09%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	6.40%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 43 of this prospectus.

8

S&P 500 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The S&P 500 2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The S&P 500 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500 Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS
9

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 204% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The S&P 500 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the S&P 500 2x Strategy Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may purchase common stock of companies that are generally within the capitalization range of the S&P 500® Index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the S&P 500 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

10

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	33.10%	(quarter ended 12/31/2008)	-46.62%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
S&P 500 2x Strategy Fund	46.40%	-9.62%	-4.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.83%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
11

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 43 of this prospectus.

12

INVERSE DOW 2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Dow 2x Strategy Fund is very different from most other mutual funds in that it seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged and inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged inverse returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Dow 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial AverageSM (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.74%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$177	$548	$944	$2,052

PROSPECTUS
13

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Inverse Dow 2x Strategy Fund employs as its investment strategy a program of engaging in short sales of securities generally included in the underlying index and investing in leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Inverse Dow 2x Strategy Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The Dow Jones Industrial AverageSM is a price-weighted index of 30 "blue-chip" U.S. stocks, which generally represent large-capitalization companies with a capitalization range of $15.7 billion to $324 billion as of December 31, 2009. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Dow 2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage,

14

the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	22.60%	(quarter ended 09/30/2009)	-27.17%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/3/2004)
Inverse Dow 2x Strategy Fund	-44.65%	-8.42%	-9.44%
Dow Jones Industrial AverageSM (reflects no deduction for fees, expenses or taxes)	22.68%	1.94%	2.78%

PROSPECTUS
15

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 43 of this prospectus.

16

INVERSE NASDAQ-100® STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse NASDAQ-100® Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse NASDAQ-100® Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Total Annual Fund Operating Expenses	1.75%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS
17

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse NASDAQ-100® Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The NASDAQ Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. The Fund may also invest in American Depositary Receipts to gain inverse exposure to international companies included in the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse NASDAQ-100® Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

18

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

PROSPECTUS
19

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2002)	32.20%	(quarter ended 12/31/2002)	-18.97%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/21/2001)
Inverse NASDAQ-100® Strategy Fund	-40.05%	-4.71%	-4.30%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-0.76%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 43 of this prospectus.

20

INVERSE S&P 500 STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse S&P 500 Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse S&P 500 Strategy Fund seeks to provide investments results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.72%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$175	$542	$933	$2,030

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

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the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse S&P 500 Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse S&P 500 Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2002)	17.71%	(quarter ended 06/30/2009)	-15.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Inverse S&P 500 Strategy Fund	-27.55%	-1.36%	0.38%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

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PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 43 of this prospectus.

24

NOVA FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Nova Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS
25

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Nova Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the Fund's benchmark. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Nova Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value

26

of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	23.90%	(quarter ended 12/31/2008)	-34.94%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Nova Fund	35.51%	-5.00%	-7.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

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27

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 43 of this prospectus.

28

NASDAQ-100® FUND

INVESTMENT OBJECTIVE – The NASDAQ-100® Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund's current benchmark is the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the NASDAQ-100® Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is

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concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

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NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2001)	34.30%	(quarter ended 09/30/2001)	-37.14%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
NASDAQ-100® Fund	52.00%	2.16%	-8.02%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-6.35%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

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PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 43 of this prospectus.

32

ALL-CAP OPPORTUNITY FUND

INVESTMENT OBJECTIVE – The All-Cap Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.71%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 379% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The All-Cap Opportunity Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. The Advisor, using a quantitative methodology, ranks approximately 60 different industries based on several measures of momentum including price momentum. The Fund then invests in the common stock of the top-ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts, but may also invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries that the Fund is seeking exposure to. The Fund may also enter into short sales. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund is not designed for active investors and is intended for long-term investors only.

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PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the All-Cap Opportunity Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities

34

sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	15.96%	(quarter ended 12/31/2008)	-22.48%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2002)
All-Cap Opportunity Fund	27.29%	3.24%	3.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.36%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

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•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 43 of this prospectus.

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INVERSE GOVERNMENT LONG BOND STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse Government Long Bond Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse Government Long Bond Strategy Fund seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund's current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	1.33%
Short Interest Expense	0.52%
Remaining Other Expenses	0.81%
Total Annual Fund Operating Expenses	2.23%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$226	$697	$1,195	$2,565

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PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse Government Long Bond Strategy Fund's investment objective is to perform, on a daily basis, exactly opposite the daily price movement of the Long Treasury Bond. The Fund employs as its investment strategy a program of engaging in short sales and investing to a significant extent in derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. Government. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse Government Long Bond Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

38

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to the daily price movement of the Long Treasury Bond, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the Long Treasury Bond, rounding of share prices, changes to the composition of the Long Treasury Bond, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	12.77%	(quarter ended 12/31/2008)	-26.53%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/1/2003)
Inverse Government Long Bond Strategy Fund	19.41%	-4.00%	-4.75%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	-12.92%	5.17%	5.02%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

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PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 43 of this prospectus.

40

U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE – The Rydex U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.78%
Total Annual Fund Operating Expenses	1.28%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Rydex U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. Government.

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PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the U.S. Government Money Market Fund is subject to a number of additional risks that may affect the value of its shares, including:

CREDIT RISK – The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK – Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

STABLE PRICE PER SHARE RISK – The Fund is subject to Stable Price Per Share Risk. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2000)	1.36%	(quarter ended 3/31/2004)	0.00%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
U.S. Government Money Market Fund	0.06%	2.17%	1.95%

YIELD

Call 800.820.0888 for the U.S. Government Money Market Fund's current yield.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 43 of this prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

DOMESTIC EQUITY FUNDS – Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, S&P 500 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, Nova Fund and NASDAQ-100® Fund

OPPORTUNISTIC FUND – All-Cap Opportunity Fund

FIXED INCOME FUND – Inverse Government Long Bond Strategy Fund

MONEY MARKET FUND – U.S. Government Money Market Fund

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund (except for the U.S. Government Money Market Fund) is non-fundamental and may be changed without shareholder approval.

Dow 2x Strategy, NASDAQ-100® 2x Strategy Fund, and S&P 500 2x Strategy Funds. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase on a daily basis by 200% of any increase in the value of a Fund's underlying index (e.g., if the value of the underlying index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of a Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

Inverse Dow 2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of any decrease in the value of the Fund's underlying index (e.g., if the value of the Fund's underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day).When the value of the Fund's underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of any increase in the value of the underlying index (e.g., if the value of the Fund's underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

Inverse NASDAQ-100® Strategy and Inverse S&P 500 Strategy Funds. If the Funds meet their respective investment objectives, the value of the Funds' shares will tend to increase during times when the value of a Fund's underlying index is decreasing. When the value of a Fund's underlying index is increasing, however, the

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value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

Nova Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

NASDAQ-100® Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund's underlying index. When the value of the Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.

Inverse Government Long Bond Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability. With the exception of the All-Cap Opportunity Fund, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. Each Domestic Equity Fund's (except for the Nova Fund) investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Domestic Equity Funds and Inverse Government Long Bond Strategy Fund. In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Funds is to match or correlate with the performance of each Fund's underlying index or other benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, S&P 500 2x Strategy Fund, Inverse Dow 2x Strategy Fund and Nova Fund are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and stock indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund and Inverse Government Long Bond Strategy Fund, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective underlying indices.

All-Cap Opportunity Fund. Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy lists. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries or sectors in order to take advantage of volatility in the top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. As discussed above, the Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position

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could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS

The Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, S&P 500 2x Strategy Fund, and Nova Fund (the "Daily Leveraged Funds") seek daily leveraged investment results. The Inverse Dow 2x Strategy Fund (the "Leveraged Inverse Fund") seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis. The Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, and Inverse Government Long Bond Strategy Fund (the "Daily Inverse Funds") seek to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis.

As discussed in each Daily Leveraged Fund's, Leveraged Inverse Fund's, and Daily Inverse Fund's summary section, the Funds' performance is subject to the effects of compounding and leverage, which are discussed in more detail below.

UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE
It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:
Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.
Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.
Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).
The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.
The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

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In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The S&P 500® Index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility of the S&P 500® Index is 16.05%. The indices underlying the Funds' benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average historical volatility for the five-year period ended December 31, 2009 of the indices underlying the Funds' benchmarks is as follows: Dow Jones Industrial AverageSM - 15.04%; NASDAQ-100 Index® - 20.51%; and S&P 500® Index - 16.05%. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.

MARKET VOLATILITY. Each Daily Leveraged Fund and Leveraged Inverse Fund seeks to provide a return that is a multiple of the daily performance of its benchmark. No Daily Leveraged Fund or Leveraged Inverse Fund attempts to, and no Daily Leveraged Fund or Leveraged Inverse Fund should be expected to, provide returns that are a multiple of the return of the benchmark for periods other than a single day. Each Daily Leveraged Fund and Leveraged Inverse Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair a Daily Leveraged Fund's and Leveraged Inverse Fund's performance if the benchmark experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%. If the benchmark's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x daily leveraged fund widens to approximately -14.8% while the loss for a 2x inverse fund rises to 38.0%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the benchmark is flat. For instance, if annualized volatility of the benchmark is 90%, a 2x leveraged inverse fund targeted to the same benchmark would be expected to lose more than 90% of its value even if the cumulative benchmark return for the year was 0%. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

TABLE 1

Benchmark Annualized Volatility Range	Hypothetical 2x Leveraged Fund Loss	Hypothetical 2x Inverse Fund Loss
10%	-1.0%	-2.9%
20%	-3.9%	-11.3%
30%	-8.6%	-23.6%
40%	-14.8%	-38.0%
50%	-22.2%	-52.7%
60%	-30.4%	-66.0%
70%	-39.1%	-77.1%
80%	-47.5%	-85.3%
90%	-56.2%	-91.3%
100%	-64.0%	-95.1%

Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

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Table 2 shows the range of volatility for the indices to which the Daily Leveraged Funds and Leveraged Inverse Funds are benchmarked over the six months ended December 31, 2009. (In historical terms, volatility ranges during this period were extremely high.) The indices to which the Funds are benchmarked have historical volatility rates over that period ranging from 8.08% to 14.33%. Since market volatility, like that experienced by the markets recently, has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Daily Leveraged Funds and Leveraged Inverse Funds in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Daily Leveraged Funds and Leveraged Inverse Funds for long periods. These tables are intended to simply underscore the fact that the Daily Leveraged Funds and Leveraged Inverse Funds are designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

TABLE 2

Index	Volatility Average for Six Months ended December 31, 2009
S&P 500® Index	8.08%
Dow Jones Industrial AverageSM	9.56%
NASDAQ-100 Index®	14.33%

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Daily Leveraged Fund seeks daily exposure to its target index equal to or in excess of 150% of its net assets while each Leveraged Inverse Fund seeks daily exposure to its target index equal to -200% of its net assets. As a consequence, for each Daily Leveraged Fund the risk of total loss of your investment exists in the event of a movement of the Daily Leveraged Fund's target index in excess of 50% in a direction adverse to the Daily Leveraged Fund (meaning a decline in the value of the target index of a Daily Leveraged Fund) and for each Leveraged Inverse Fund the risk of total loss exists in the event of a movement of the Leveraged Inverse Fund's target index in excess of 50% in a direction adverse to the Leveraged Inverse Fund (meaning a gain in the value of the target index of a Leveraged Inverse Fund). In short, the risk of total loss of your investment exists.

THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Daily Leveraged Funds and Leveraged Inverse Funds seek daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Daily Leveraged Fund's underlying index gains 10% for a week, the Daily Leveraged Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Daily Leveraged Fund's or Leveraged Inverse Fund's daily target or inverse daily target (e.g., 200% or -200%) will not generally equal a Daily Leveraged Fund's or Leveraged Inverse Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact a Daily Leveraged Fund's and Leveraged Inverse Fund's performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in a Daily Leveraged Fund and Leveraged Inverse Fund over a 10 trading day period and do not reflect expenses of any kind.

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TABLE 1: NO CLEAR TREND IN THE MARKET

	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
DAY 1	105	5.00%	5.00%	$110.00	10.00%	10.00%	$90.00	-10.00%	-10.00%
DAY 2	110	4.76%	10.00%	$120.48	9.52%	20.48%	$81.43	-9.52%	-18.57%
DAY 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%	$96.23	18.18%	-3.77%
DAY 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%	$115.48	20.00%	15.48%
DAY 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%	$128.31	11.11%	28.31%
DAY 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%	$83.03	-35.29%	-16.97%
DAY 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%	$91.33	10.00%	-8.67%
DAY 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%	$81.71	-10.53%	-18.29%
DAY 9	105	5.00%	5.00%	$103.77	10.00%	3.77%	$73.54	-10.00%	-26.46%
DAY 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%	$80.55	9.52%	-19.45%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -6.11%, while the hypothetical return of the Leveraged Inverse Fund is -19.45%. The volatility of the benchmark performance and lack of clear trend results in performance for each Daily Leveraged Fund and Leveraged Inverse Fund for the period which bears little relationship to the performance of the Funds' target index for the 10 trading day period.

TABLE 2: CLEAR TREND THAT MARKET RISES

	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
DAY 1	102	2.00%	2.00%	$104.00	4.00%	4.00%	$96.00	-4.00%	-4.00%
DAY 2	104	1.96%	4.00%	$108.08	3.92%	8.08%	$92.24	-3.92%	-7.76%
DAY 3	106	1.92%	6.00%	$112.24	3.85%	12.24%	$88.69	-3.85%	-11.31%
DAY 4	108	1.89%	8.00%	$116.47	3.77%	16.47%	$85.34	-3.77%	-14.66%
DAY 5	110	1.85%	10.00%	$120.78	3.70%	20.78%	$82.18	-3.70%	-17.82%
DAY 6	112	1.82%	12.00%	$125.18	3.64%	25.18%	$79.19	-3.64%	-20.81%
DAY 7	114	1.79%	14.00%	$129.65	3.57%	29.65%	$76.36	-3.57%	-23.64%
DAY 8	116	1.75%	16.00%	$134.20	3.51%	34.20%	$73. 68	-3.51%	-26.32%
DAY 9	118	1.72%	18.00%	$138.82	3.45%	38.82%	$71.14	-3.45%	-28.86%
DAY 10	120	1.69%	20.00%	$143.53	3.39%	43.53%	$68.73	-3.39%	-31.27%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is 43.53%, while the hypothetical return of the Leveraged Inverse Fund is -31.27%. The hypothetical return of the Daily Leveraged Fund is 218% of the index return for the 10 trading day period while the hypothetical return of the Leveraged Inverse Fund is -156% of the index return for the period. In this case, because of the positive index trend, the Daily Leveraged Fund gain is greater than 200% of the index gain and the Leveraged Inverse Fund decline is less than -200% of the index gain for the 10 trading day period.

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TABLE 3: CLEAR TREND THAT MARKET DECLINES

	Index			2x Daily Leveraged Fund			2x Leveraged Inverse Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
DAY 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%	$104.00	4.00%	4.00%
DAY 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%	$108.24	4.08%	8.24%
DAY 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%	$112.76	4.17%	12.76%
DAY 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%	$117.55	4.26%	17.55%
DAY 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%	$122.66	4.35%	22.66%
DAY 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%	$128.12	4.44%	28.12%
DAY 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%	$133.94	4.55%	33.94%
DAY 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%	$140.17	4.65%	40.17%
DAY 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%	$146.84	4.76%	46.84%
DAY 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%	$154.01	4.88%	54.01%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -36.33%, while the hypothetical return of the Leveraged Inverse Fund is 54.01%. The hypothetical return of the Daily Leveraged Fund is 182% of the index return for the 10 trading day period, while the hypothetical return of the Leveraged Inverse Fund is -270% of the index return for the period. In this case, because of the negative index trend, the Daily Leveraged Fund decline is less than 200% of the index decline and the Leveraged Inverse Fund gain is greater than 200% of the index decline for the 10 trading day period.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

COUNTERPARTY CREDIT RISK – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of

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counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CREDIT RISK – For the Fund, credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

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The risks associated with the Fund's use of futures and options contracts include:

•  The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•  Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FIXED INCOME RISK – The Fund may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower or higher coupon securities, respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

INCOME RISK – Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

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INDUSTRY CONCENTRATION RISK – The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

INTEREST RATE RISK – The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund — a means of achieving an overall investment objective of principal safety — reduces the likelihood of price fluctuation.

LARGE-CAPITALIZATION SECURITIES RISK – The Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, S&P 500 2x Strategy Fund, Nova Fund, NASDAQ-100® Fund and All-Cap Opportunity Fund are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Conversely, the Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, and Inverse S&P 500 Strategy Fund are subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to its underlying index through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

MARKET RISK – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the All-Cap Opportunity Fund, may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

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MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

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STABLE PRICE PER SHARE RISK – The Fund is subject to Stable Price Per Share Risk. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

TECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

In addition, because the Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, S&P 500 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Nova Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund and Inverse Government Long Bond Strategy Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an

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investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
DOW 2x STRATEGY FUND	0.90%
NASDAQ-100® 2x STRATEGY FUND	0.90%
S&P 500 2x STRATEGY FUND	0.90%
INVERSE DOW 2x STRATEGY FUND	0.90%
INVERSE NASDAQ-100® STRATEGY FUND	0.90%
INVERSE S&P 500 STRATEGY FUND	0.90%
NOVA FUND	0.75%
NASDAQ-100® FUND	0.75%
ALL-CAP OPPORTUNITY FUND	0.90%
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	0.90%
U.S. GOVERNMENT MONEY MARKET FUND	0.50%

The Advisor may reimburse expenses or waive fees of the U.S. Government Money Market Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was

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owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Fund's Board of Trustees. More information about the valuation of the Fund's holdings and the amortized cost method can be found in the SAI.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

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SHORT INTEREST EXPENSE – "Short Interest Expense" occurs because the Inverse Government Long Bond Strategy Fund short-sells a Bond to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the Bond to the purchaser and records this as an expense. The expense is offset – in its entirety or in part – by the income derived from the short-sale and/or by earnings on the proceeds of the short-sale. Short Interest Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather, it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). However, the Inverse Government Long Bond Strategy Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government Bond Market is closed, including Columbus Day and Veterans' Day. In addition, on any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Notwithstanding the foregoing, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Domestic Equity Funds, Inverse Government Long Bond Strategy Fund, and U.S. Government Money Market Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

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Unlike most other Rydex|SGI Funds, the All-Cap Opportunity Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Fund is sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Fund expects that all shares of the Fund will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Fund's ability to prevent frequent trading of the Fund will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund which declares and pays dividends daily to the insurance company. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Dow 2x Strategy Fund
December 31, 2009†††	$48.25	$0.22	$17.57	$17.79	$—	$—	$—	$66.04	36.90%	1.75%	0.48%	80%	$19,859
December 31, 2008†††	128.50	.75	(80.11)	(79.36)	(.90)	—	(.90)	48.25	(61.71)%	1.68%	0.90%	78%	36,348
December 31, 2007†††	134.45	1.80	9.65	11.45	(1.50)	(15.90)	(17.40)	128.50	8.15%	1.63%	1.22%	105%	44,825
December 31, 2006†††	115.50	2.00	32.90	34.90	(.75)	(15.20)	(15.95)	134.45	30.54%	1.65%	1.52%	224%	45,365
December 31, 2005†††	129.45	1.20	(6.25)	(5.05)	(.85)	(8.05)	(8.90)	115.50	(3.81)%	1.67%	1.03%	666%	12,920
NASDAQ-100® 2x Strategy Fund
December 31, 2009	8.20	(.14)	9.80	9.66	—	—	—	17.86	117.80%	1.75%	(1.19)%	80%	36,112
December 31, 2008	29.98	(.10)	(21.66)	(21.76)	(.02)	—	(.02)	8.20	(72.60)%	1.72%	(0.53)%	175%	23,347
December 31, 2007	23.46	.13	6.49	6.62	(.10)	—	(.10)	29.98	28.20%	1.66%	0.45%	203%	65,069
December 31, 2006	22.39	.03	1.06	1.09	(.02)	—	(.02)	23.46	4.86%	1.65%	0.14%	250%	29,673
December 31, 2005	23.09	(.09)	(.61)	(.70)	—	—	—	22.39	(3.03)%	1.65%	(0.42)%	343%	44,313
S&P 500 2x Strategy Fund
December 31, 2009†††	61.59	(.19)	28.76	28.57	(.51)	—	(.51)	89.65	46.40%	1.71%	(0.30)%	204%	28,872
December 31, 2008†††	192.40	.70	(131.50)	(130.80)	—	—	—	61.59	(67.98)%	1.67%	0.56%	305%	26,513
December 31, 2007†††	217.10	2.60	(.80)	1.80	(2.30)	(24.20)	26.50	192.40	0.61%	1.62%	1.12%	104%	36,429
December 31, 2006†††	183.70	2.30	41.20	43.50	(2.00)	(8.10)	(10.10)	217.10	23.70%	1.64%	1.13%	168%	37,663
December 31, 2005†††	198.30	1.00	5.30	6.30	(.20)	(20.70)	(20.90)	183.70	3.38%	1.65%	0.55%	585%	25,397

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009—Dow 2x Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—S&P 500 2x Strategy Fund.

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										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Inverse Dow 2x Strategy Fund
December 31, 2009	$35.61	$(.47)	$(15.43)	$(15.90)	$—	$—	$—	$19.71	(44.65)%	1.74%	(1.61)%	—	$18,021
December 31, 2008	28.79	(.01)	18.12	18.11	(.18)	(11.11)	(11.29)	35.61	60.84%	1.69%	(0.03)%	—	11,703
December 31, 2007	33.34	1.02	(4.06)	(3.04)	(1.51)	—	(1.51)	28.79	(8.99)%	1.66%	3.36%	—	11,885
December 31, 2006	43.20	1.35	(10.75)	(9.40)	(.46)	—	(.46)	33.34	(21.77)%	1.64%	3.61%	—	17,053
December 31, 2005	43.22	.74	(.06)	.68	(.70)	—	(.70)	43.20	1.63%	1.65%	1.67%	—	7,257
Inverse NASDAQ-100® Strategy Fund
December 31, 2009	25.05	(.31)	(9.72)	(10.03)	(.02)	—	(.02)	15.00	(40.05)%	1.75%	(1.61)%	—	14,309
December 31, 2008	16.99	.02	8.13	8.15	(.09)	—	(.09)	25.05	47.96%	1.70%	0.08%	—	12,127
December 31, 2007	19.79	.64	(2.87)	(2.23)	(.57)	—	(.57)	16.99	(11.28)%	1.68%	3.40%	—	13,640
December 31, 2006	21.51	.74	(1.07)	(.33)	(1.39)	—	(1.39)	19.79	(1.40)%	1.64%	3.35%	—	23,929
December 31, 2005	21.24	.33	(.06)	.27	—	—	—	21.51	1.27%	1.63%	1.49%	—	19,648

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

60

												RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Other Capital Items		NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Inverse S&P 500 Strategy Fund
December 31, 2009	$58.44	$(.84)	$(15.26)	$(16.10)	$—	$—	$—	$—		$42.34	(27.55)%	1.72%	1.72%	1.72%	(1.57)%	—	$22,964
December 31, 2008	42.21	(.07)	16.17	16.10	(.36)	—	(.36)	.49	▲	58.44	39.25%	1.67%	1.67%	1.67%	(0.14)%	—	23,877
December 31, 2007†††	43.90	1.35	(1.00)	.35	(2.04)	—	(2.04)	—		42.21	0.83%	1.63%	1.63%	1.63%	3.04%	—	21,581
December 31, 2006†††	51.50	1.70	(5.60)	(3.90)	(3.70)	—	(3.70)	—		43.90	(7.50)%	1.63%	1.63%	1.63%	3.29%	—	19,025
December 31, 2005†††	51.90	.80	(1.20)	(.40)	—	—	—	—		51.50	(0.77)%	1.70%	1.70%	1.70%	1.46%	—	32,505
Nova Fund
December 31, 2009†††	45.50	0.09	16.06	16.15	(0.49)	—	(0.49)	—		61.16	35.51%	1.55%	1.55%	1.55%	0.19%	84%	50,561
December 31, 2008†††	100.60	.60	(55.40)	(54.80)	(.30)	—	(.30)	—		45.50	(54.47)%	1.52%	1.52%	1.52%	0.75%	182%	35,087
December 31, 2007†††	100.90	1.20	—	1.20	(1.50)	—	(1.50)	—		100.60	1.13%	1.46%	1.46%	1.46%	1.12%	94%	82,191
December 31, 2006†††	85.60	1.10	15.40	16.50	(1.20)	—	(1.20)	—		100.90	19.27%	1.48%	1.48%	1.48%	1.18%	211%	134,477
December 31, 2005†††	82.60	.50	2.80	3.30	(.30)	—	(.30)	—		85.60	3.97%	1.53%	1.53%	1.53%	0.60%	381%	132,018

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—December 31, 2006 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007—Inverse S&P 500 Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Nova Fund.

  ▲  Excluding the Capital Contribution, the Fund's total return would have been 38.09%.

PROSPECTUS
61

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
NASDAQ-100® Fund
December 31, 2009	$10.50	$(.12)	$5.58	$5.46	$—	$—	$—	$15.96	52.00%	1.59%	(0.94)%	59%	$57,542
December 31, 2008	18.12	(.09)	(7.51)	(7.60)	(.02)	—	(.02)	10.50	(41.91)%	1.55%	(0.62)%	107%	32,986
December 31, 2007	15.39	.03	2.71	2.74	(.01)	—	(.01)	18.12	17.82%	1.51%	0.18%	110%	82,492
December 31, 2006	14.55	(.07)	.91	.84	—	—	—	15.39	5.77%	1.49%	(0.50)%	152%	72,871
December 31, 2005	14.39	(.09)	.25	.16	—	—	—	14.55	1.11%	1.50%	(0.68)%	294%	102,487

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

62

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
All-Cap Opportunity Fund
December 31, 2009	$9.05	$(0.03)	$2.50	$2.47	$(0.01)	$—	$(0.01)	$11.51	27.29%	1.71%	1.71%	1.71%		(0.33)%	379%	$68,347
December 31, 2008	15.33	.01	(6.25)	(6.24)	—	(.04)	(.04)	9.05	(40.73)%	1.67%	1.67%	1.67%		0.05%	463%	72,439
December 31, 2007	13.47	(.02)	3.10	3.08	—	(1.22)	(1.22)	15.33	22.75%	1.61%	1.61%	1.61%		(0.15)%	277%	130,166
December 31, 2006	12.68	(.02)	1.48	1.46	—	(.67)	(.67)	13.47	11.47%	1.64%	1.64%	1.64%		(0.16)%	353%	87,673
December 31, 2005	11.16	(.02)	1.54	1.52	—	—	—	12.68	13.62%	1.70%	1.70%	1.70%		(0.20)%	281%	61,834
Inverse Government Long Bond Strategy Fund
December 31, 2009	13.60	(.33)	2.97	2.64	—	—	—	16.24	19.41%	2.23%	2.23%	1.71	%×	(2.09)%	—	27,940
December 31, 2008	19.58	(.21)	(5.68)	(5.89)	(.09)	—	(.09)	13.60	(30.21)%	4.12%	4.12%	1.65	%×	(1.12)%	2,851%	10,625
December 31, 2007	21.55	.70	(1.67)	(.97)	(1.00)	—	(1.00)	19.58	(4.51)%	3.83%	3.83%	1.63	%×	3.17%	1,123%	17,611
December 31, 2006	20.80	.69	.97	1.66	(.91)	—	(.91)	21.55	8.11%	5.12%	5.12%	1.63	%×	3.08%	597%	29,246
December 31, 2005	21.95	(.07)	(1.08)	(1.15)	—	—	—	20.80	(5.24)%	5.11%	5.11%	1.63	%×	(0.33)%	589%	29,671

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating Expenses exclude interest expense from securities sold short.

PROSPECTUS
63

																RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations		Distributions from Net Investment Income		Distributions from Net Realized Gains			Total Distributions		NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses×	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
U.S. Government Money Market Fund
December 31, 2009	$1.00	$—	§	$—	$—	§	$	(— )§	$	(—	)§	$	(— )§	$1.00	0.06%	1.28%	0.54%	0.54%	0.02%	—	$231,451
December 31, 2008	1.00	.01		—	.01			(.01)		—			(.01)	1.00	1.14%	1.22%	1.22%	1.22%	1.09%	—	360,946
December 31, 2007	1.00	.04		—	.04			(.04)		—			(.04)	1.00	3.90%	1.19%	1.19%	1.19%	3.80%	—	277,346
December 31, 2006	1.00	.04		—	.04			(.04)		—			(.04)	1.00	3.82%	1.19%	1.19%	1.19%	3.78%	—	208,148
December 31, 2005	1.00	.02		—	.02			(.02)		—			(.02)	1.00	2.00%	1.17%	1.17%	1.17%	1.96%	—	185,365

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating expenses exclude short dividends expense.

  §  Less than $.01 per share.

64

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The S&P 500 2x Strategy, Inverse S&P 500 Strategy and Nova Funds (the "Rydex|SGI S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Funds particularly or the ability of the S&P 500® Index (the "S&P Index") to track general stock market performance or provide a basis for superior investment performance. S&P's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Index which is determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Funds. S&P has no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Funds into consideration in determining, composing or calculating the S&P Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Rydex|SGI S&P Funds or the timing of the issuance or sale of the Rydex|SGI S&P Funds or in the determination or calculation of the equation by which the Rydex|SGI S&P Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Funds, or any other person or entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Index or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's®," S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

DOW JONES

Dow Jones has no relationship to PADCO Advisors II, Inc., other than the licensing of the Dow Jones Industrial AverageSM (DIE) Index (the "Dow Jones Index") and the related trademarks for use in connection with the Dow 2x Strategy Fund and Inverse Dow 2x Strategy Fund (the "Rydex Dow Jones Funds"). "Dow Jones," "Dow Jones Industrial AverageSM," and "DIAS," are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•  Sponsor, endorse, sell or promote the Rydex|SGI Dow Jones Funds.

•  Recommend that any person invest in the Rydex|SGI Dow Jones Funds or any other securities.

•  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Rydex|SGI Dow Jones Funds.

•  Have any responsibility or liability for the administration, management or marketing of the Rydex|SGI Dow Jones Funds.

•  Consider the needs of the Dow Jones Funds or the owners of the Rydex|SGI Dow Jones Funds in determining, composing or calculating the relevant index or have any obligation to do so.

Dow Jones will not have any liability in connection with the Rydex|SGI Dow Jones Funds. Specifically:

•  Dow Jones does not make any warranty, expressed or implied, and Dow Jones disclaims any warranty about:

•  The results to be obtained by the Rydex|SGI Dow Jones Funds, the owner of the Rydex|SGI Dow Jones Funds, or any other person in connection with the use of the Dow Jones Indices and the data included in the Dow Jones Indices;

•  The accuracy or completeness of the Dow Jones Indices and their data;

PROSPECTUS
65

•  The merchantability and the fitness for a particular purpose or use of the Dow Jones Indices and their data;

•  Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Jones Indices or their data;

•  Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if STOXX or Dow Jones knows that they might occur.

The licensing agreement between PADCO Advisors II, Inc. and Dow Jones is solely for their benefit and not for the benefit of the owners of the Rydex Dow Jones Funds or any other third parties.

NASDAQ OX GROUP, INC.

The NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy and NASDAQ-100® Funds (the "Rydex|SGI NASDAQ Funds") are not sponsored, endorsed, sold or promoted by The NASDAQ OX Group, Inc. or its affiliates (NASDAQ OX, with its affiliates, are referred to as the "Corporations").The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Funds. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Funds particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Rydex|SGI Investments ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100®, NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by the Corporations without regard to Licensee or the Rydex|SGI NASDAQ Funds. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Funds into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Funds to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

More information about the Index Publishers is located in the SAI.

66

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

PROSPECTUS
67

9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTML-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Target Beta: Domestic Equity – Broad Market Funds

Inverse S&P 500 Strategy

Nova

NASDAQ-100®

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Important Information About the Fund (if applicable), Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

DOMESTIC EQUITY FUNDS

Inverse S&P 500 Strategy Fund	1

Nova Fund	5

NASDAQ-100® Fund	9

PURCHASE AND SALE OF FUND SHARES	13

TAX INFORMATION	13

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	13

MANAGEMENT OF THE FUNDS	22

SHAREHOLDER INFORMATION	23

PURCHASING AND REDEEMING SHARES	23

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	24

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	24

FINANCIAL HIGHLIGHTS	25

INDEX PUBLISHERS INFORMATION	27

ADDITIONAL INFORMATION	29

ii

INVERSE S&P 500 STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse S&P 500 Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse S&P 500 Strategy Fund seeks to provide investments results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.72%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$175	$542	$933	$2,030

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS
1

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse S&P 500 Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse S&P 500 Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

2

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2002)	17.71%	(quarter ended 06/30/2009)	-15.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Inverse S&P 500 Strategy Fund	-27.55%	-1.36%	0.38%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

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PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 13 of this prospectus.

4

NOVA FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Nova Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS
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reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Nova Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the Fund's benchmark. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Nova Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value

6

of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	23.90%	(quarter ended 12/31/2008)	-34.94%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Nova Fund	35.51%	-5.00%	-7.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

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PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 13 of this prospectus.

8

NASDAQ-100® FUND

INVESTMENT OBJECTIVE – The NASDAQ-100® Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund's current benchmark is the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the NASDAQ-100® Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is

PROSPECTUS
9

concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

10

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2001)	34.30%	(quarter ended 09/30/2001)	-37.14%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
NASDAQ-100® Fund	52.00%	2.16%	-8.02%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-6.35%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

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PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 13 of this prospectus.

12

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the Inverse S&P 500 Strategy Fund, Nova Fund and NASDAQ-100® Fund (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds").

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

Inverse S&P 500 Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase during times when the value of the Fund's underlying index is decreasing. When the value of the Fund's underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

Nova Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

NASDAQ-100® Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund's underlying index. When the value of the Fund's underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. The Inverse S&P 500 Strategy Fund's and NASDAQ-100® Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by each Fund upon 60 days' prior notice to shareholders.

In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform bet

PROSPECTUS
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ter than the market. The Advisor's primary objective for the Funds is to match or correlate with the performance of each Fund's underlying index or other benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The Nova Fund is invested to achieve returns that exceed the returns of the index underlying its benchmark. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and stock indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Inverse S&P 500 Strategy Fund, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective underlying indices.

IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS

The Nova Fund seeks daily leveraged investment results. The Inverse S&P 500 Strategy Fund seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis. As discussed in the Nova Fund's and Inverse S&P 500 Strategy Fund's, summary section, the Funds' performance is subject to the effects of compounding and leverage, which are discussed in more detail below.

UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

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The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. For example, the S&P 500 Index's average for the most recent five-year historical volatility is 16.05%. The S&P 500® Index's index volatility may be more or less significant at any given time. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.

MARKET VOLATILITY. The Nova Fund seeks to provide a return that is a multiple of the daily performance of its benchmark. The Nova Fund does not attempt to, and should not be expected to, provide returns that are a multiple of the return of the benchmark for periods other than a single day. The Nova Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair the Nova Fund's performance if the underlying index experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its underlying index provided no return over a one year period during which its underlying index experienced annualized volatility of 20%. If the underlying index's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x daily leveraged fund widens to approximately -14.8%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the underlying index is flat. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

TABLE 1

Benchmark Annualized Volatility Range	Hypothetical 2x Leveraged Fund Loss
10%	-1.0%
20%	-3.9%
30%	-8.6%
40%	-14.8%
50%	-22.2%
60%	-30.4%
70%	-39.1%
80%	-47.5%
90%	-56.2%
100%	-64.0%

Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

The Nova Fund's underlying index, the S&P 500 Index, experienced a volatility average of 8.08% for the six months ended December 31, 2009. (In historical terms, the volatility ranges of the underlying index and other broad market indices during this period were extremely high.) Since market volatility, like that experienced by the markets recently, has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Nova Fund in volatile markets. The negative implications of volatility in

PROSPECTUS
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Table 1 can be combined with the recent volatility range of the Nova Fund's underlying index to give investors some sense of the risks of holding the Nova Fund for long periods. This information is intended to simply underscore the fact that the Nova Fund is designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. The Nova Fund seeks daily exposure to its target index equal to 150% of its net assets. As a consequence, for the Nova Fund the risk of total loss of your investment exists in the event of a movement of the Nova Fund's target index in excess of 50% in a direction adverse to the Nova Fund (meaning a decline in the value of the target index of the Nova Fund). In short, the risk of total loss of your investment exists.

THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Nova Fund seeks daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if the Nova Fund's underlying index gains 10% for a week, the Nova Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by the Nova Fund's daily target (e.g., 150%) will not generally equal the Nova Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact a hypothetical 2x daily leveraged fund's performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the fund over a 10 trading day period and do not reflect expenses of any kind.

TABLE 1: NO CLEAR TREND IN THE MARKET

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
DAY 2	110	4.76%	10.00%	$120.48	9.52%	20.48%
DAY 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%
DAY 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%
DAY 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%
DAY 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%
DAY 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%
DAY 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%
DAY 9	105	5.00%	5.00%	$103.77	10.00%	3.77%
DAY 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is -6.11%. The volatility of the benchmark performance and lack of clear trend results in performance for the fund for the period which bears little relationship to the performance of the fund's target index for the 10 trading day period.

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TABLE 2: CLEAR TREND THAT MARKET RISES

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
DAY 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
DAY 3	106	1.92%	6.00%	$112.24	3.85%	12.24%
DAY 4	108	1.89%	8.00%	$116.47	3.77%	16.47%
DAY 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
DAY 6	112	1.82%	12.00%	$125.18	3.64%	25.18%
DAY 7	114	1.79%	14.00%	$129.65	3.57%	29.65%
DAY 8	116	1.75%	16.00%	$134.20	3.51%	34.20%
DAY 9	118	1.72%	18.00%	$138.82	3.45%	38.82%
DAY 10	120	1.69%	20.00%	$143.53	3.39%	43.53%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is 43.53%. The hypothetical return of the fund is 218% of the index return for the 10 trading day period. In this case, because of the positive index trend, the fund gain is greater than 200% of the index gain for the 10 trading day period.

TABLE 3: CLEAR TREND THAT MARKET DECLINES

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%
DAY 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%
DAY 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%
DAY 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%
DAY 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%
DAY 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%
DAY 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%
DAY 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%
DAY 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%
DAY 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is -36.33%. The hypothetical return of the fund is 182% of the index return for the 10 trading day period. In this case, because of the negative index trend, the fund decline is less than 200% of the index decline for the 10 trading day period.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

PROSPECTUS
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ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

COUNTERPARTY CREDIT RISK – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes.

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The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

•  The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•  Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

PROSPECTUS
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INDUSTRY CONCENTRATION RISK – The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

LARGE-CAPITALIZATION SECURITIES RISK – The Nova Fund and NASDAQ-100® Fund are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Conversely, the Inverse S&P 500 Strategy Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to its underlying index through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

MARKET RISK – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of

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premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

TECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

PROSPECTUS
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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
INVERSE S&P 500 STRATEGY FUND	0.90%
NOVA FUND	0.75%
NASDAQ-100® FUND	0.75%

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

22

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance

PROSPECTUS
23

of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

24

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

												RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Other Capital Items		NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Inverse S&P 500 Strategy Fund
December 31, 2009	$58.44	$(.84)	$(15.26)	$(16.10)	$—	$—	$—	$—		$42.34	(27.55)%	1.72%	1.72%	1.72%	(1.57)%	—	$22,964
December 31, 2008	42.21	(.07)	16.17	16.10	(.36)	—	(.36)	.49	▲	58.44	39.25%	1.67%	1.67%	1.67%	(0.14)%	—	23,877
December 31, 2007†††	43.90	1.35	(1.00)	.35	(2.04)	—	(2.04)	—		42.21	0.83%	1.63%	1.63%	1.63%	3.04%	—	21,581
December 31, 2006†††	51.50	1.70	(5.60)	(3.90)	(3.70)	—	(3.70)	—		43.90	(7.50)%	1.63%	1.63%	1.63%	3.29%	—	19,025
December 31, 2005†††	51.90	.80	(1.20)	(.40)	—	—	—	—		51.50	(0.77)%	1.70%	1.70%	1.70%	1.46%	—	32,505
Nova Fund
December 31, 2009†††	45.50	0.09	16.06	16.15	(0.49)	—	(0.49)	—		61.16	35.51%	1.55%	1.55%	1.55%	0.19%	84%	50,561
December 31, 2008†††	100.60	.60	(55.40)	(54.80)	(.30)	—	(.30)	—		45.50	(54.47)%	1.52%	1.52%	1.52%	0.75%	182%	35,087
December 31, 2007†††	100.90	1.20	—	1.20	(1.50)	—	(1.50)	—		100.60	1.13%	1.46%	1.46%	1.46%	1.12%	94%	82,191
December 31, 2006†††	85.60	1.10	15.40	16.50	(1.20)	—	(1.20)	—		100.90	19.27%	1.48%	1.48%	1.48%	1.18%	211%	134,477
December 31, 2005†††	82.60	.50	2.80	3.30	(.30)	—	(.30)	—		85.60	3.97%	1.53%	1.53%	1.53%	0.60%	381%	132,018

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—December 31, 2006 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007—Inverse S&P 500 Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Nova Fund.

  ▲  Excluding the Capital Contribution, the Fund's total return would have been 38.09%.

PROSPECTUS
25

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
NASDAQ-100® Fund
December 31, 2009	$10.50	$(.12)	$5.58	$5.46	$—	$—	$—	$15.96	52.00%	1.59%	(0.94)%	59%	$57,542
December 31, 2008	18.12	(.09)	(7.51)	(7.60)	(.02)	—	(.02)	10.50	(41.91)%	1.55%	(0.62)%	107%	32,986
December 31, 2007	15.39	.03	2.71	2.74	(.01)	—	(.01)	18.12	17.82%	1.51%	0.18%	110%	82,492
December 31, 2006	14.55	(.07)	.91	.84	—	—	—	15.39	5.77%	1.49%	(0.50)%	152%	72,871
December 31, 2005	14.39	(.09)	.25	.16	—	—	—	14.55	1.11%	1.50%	(0.68)%	294%	102,487

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

26

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Inverse S&P 500 Strategy and Nova Funds (the "Rydex|SGI S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Funds particularly or the ability of the S&P 500® Index (the "S&P Index") to track general stock market performance or provide a basis for superior investment performance. S&P's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Index which is determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Funds. S&P has no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Funds into consideration in determining, composing or calculating the S&P Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Rydex|SGI S&P Funds or the timing of the issuance or sale of the Rydex|SGI S&P Funds or in the determination or calculation of the equation by which the Rydex|SGI S&P Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Funds, or any other person or entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Index or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's®," S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

NASDAQ OX GROUP, INC.

The NASDAQ-100® Fund (the "Rydex|SGI NASDAQ Fund") is not sponsored, endorsed, sold or promoted by The NASDAQ OX Group, Inc. or its affiliates (NASDAQ OX, with its affiliates, are referred to as the "Corporations").The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Fund. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Fund or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Fund particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Rydex|SGI Investments ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100®, NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by the Corporations without regard to Licensee or the Rydex|SGI NASDAQ Fund. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Fund into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Fund to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Fund.

PROSPECTUS
27

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

More information about the Index Publishers is located in the SAI.

28

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

PROSPECTUS
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9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTPL-1-0410x0411

RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

May 1, 2010

Target Beta: Domestic Equity – Broad Market Funds

Inverse S&P 500 Strategy

Nova

NASDAQ-100®

Russell 2000® 1.5x Strategy

Target Beta: Sector Funds

Financial Services

Health Care

Technology

Utilities

Target Beta: Fixed Income Fund

Government Long Bond 1.2x Strategy

Target Beta: Money Market Fund

U.S. Government Money Market

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

FUND SUMMARIES

(Includes Important Information About the Fund (if applicable), Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

DOMESTIC EQUITY FUNDS

Inverse S&P 500 Strategy Fund	1

Nova Fund	5

NASDAQ-100® Fund	9

Russell 2000® 1.5x Strategy Fund	13

SECTOR FUNDS

Financial Services Fund	17

Health Care Fund	20

Technology Fund	23

Utilities Fund	26

FIXED INCOME FUND

Government Long Bond 1.2x Strategy Fund	29

MONEY MARKET FUND

U.S. Government Money Market Fund	33

PURCHASE AND SALE OF FUND SHARES	35

TAX INFORMATION	35

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	35

MANAGEMENT OF THE FUNDS	47

SHAREHOLDER INFORMATION	48

PURCHASING AND REDEEMING SHARES	49

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	49

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	50

FINANCIAL HIGHLIGHTS	51

INDEX PUBLISHERS INFORMATION	57

ADDITIONAL INFORMATION	59

ii

INVERSE S&P 500 STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse S&P 500 Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse S&P 500 Strategy Fund seeks to provide investments results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.72%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$175	$542	$933	$2,030

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS
1

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse S&P 500 Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse S&P 500 Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

2

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2002)	17.71%	(quarter ended 06/30/2009)	-15.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Inverse S&P 500 Strategy Fund	-27.55%	-1.36%	0.38%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
3

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 35 of this prospectus.

4

NOVA FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Nova Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.55%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

PROSPECTUS
5

reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Nova Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and leveraged derivative instruments, which primarily consist of equity index swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the Fund's benchmark. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Nova Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value

6

of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	23.90%	(quarter ended 12/31/2008)	-34.94%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Nova Fund	35.51%	-5.00%	-7.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
7

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 35 of this prospectus.

8

NASDAQ-100® FUND

INVESTMENT OBJECTIVE – The NASDAQ-100® Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund's current benchmark is the NASDAQ-100 Index® (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The NASDAQ-100® Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. Under normal circumstances, the NASDAQ-100® Fund will invest at least 80% of its net assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index. The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with a capitalization range of $3 billion to $271 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may invest in American Depositary Receipts to gain exposure to international companies included in the underlying index. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. Currently, the NASDAQ-100 Index® is

PROSPECTUS
9

concentrated in technology companies. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the NASDAQ-100® Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND TECHNOLOGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

10

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2001)	34.30%	(quarter ended 09/30/2001)	-37.14%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
NASDAQ-100® Fund	52.00%	2.16%	-8.02%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	54.63%	3.32%	-6.35%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
11

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 35 of this prospectus.

12

RUSSELL 2000® 1.5X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Russell 2000® 1.5x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.5x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Russell 2000® 1.5x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund's current benchmark is the Russell 2000® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.74%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$177	$548	$944	$2,052

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs

PROSPECTUS
13

and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 376% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Russell 2000® 1.5x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform similarly to the securities of companies included in the underlying index. The Russell 2000® Index is composed of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000® Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Russell 2000® 1.5x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LEVERAGING RISK – The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

14

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	34.94%	(quarter ended 12/31/2008)	-39.76%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (10/1/2001)
Russell 2000® 1.5x Strategy Fund	33.31%	-5.36%	3.23%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.54%	7.07%

PROSPECTUS
15

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 35 of this prospectus.

16

FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE – The Financial Services Fund seeks to provide capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.79%
Total Annual Fund Operating Expenses	1.64%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$517	$892	$1,944

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 357% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Financial Services Fund invests substantially all (at least 80%) of its net assets in equity securities of Financial Services Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Financial Services Companies that have small to mid-sized capitalizations. Financial Service Companies include commercial banks, savings and loan associations, insurance companies, brokerage companies and real-estate investment trusts. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Financial Services Companies and U.S. Government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the financial services sector and therefore may be concentrated in an industry or group of industries within the financial services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
17

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Financial Services Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FINANCIAL SERVICES SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Financial Services Companies also may fluctuate widely in response to such events.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

18

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	26.90%	(quarter ended 12/31/2008)	-31.72%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (7/20/2001)
Financial Services Fund	19.68%	-9.43%	-3.40%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.95%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 35 of this prospectus.

PROSPECTUS
19

HEALTH CARE FUND

INVESTMENT OBJECTIVE – The Health Care Fund seeks to provide capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 316% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Health Care Fund invests substantially all (at least 80%) of its net assets in equity securities of Health Care Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care related products or services. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Health Care Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the health care sector and therefore may be concentrated in an industry or group of industries within the health care sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

20

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Health Care Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HEALTH CARE SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies also may fluctuate widely in response to such events.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PROSPECTUS
21

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	15.44%	(quarter ended 06/30/2002)	-16.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (6/19/2001)
Health Care Fund	24.65%	2.92%	2.10%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.93%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 35 of this prospectus.

22

TECHNOLOGY FUND

INVESTMENT OBJECTIVE – The Technology Fund seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.65%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 252% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Technology Fund invests substantially all (at least 80%) of its net assets in equity securities of Technology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Technology Companies that have small to mid-sized capitalizations. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics and communications sectors. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Technology Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the technology sector and therefore may be concentrated in an industry or group of industries within the technology sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PROSPECTUS
23

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Technology Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TECHNOLOGY SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies also may fluctuate widely in response to such events.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

24

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	27.34%	(quarter ended 12/31/2008)	-27.02%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Technology Fund	55.60%	0.47%	-3.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 35 of this prospectus.

PROSPECTUS
25

UTILITIES FUND

INVESTMENT OBJECTIVE – The Utilities Fund seeks to provide capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.67%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 309% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Utilities Fund invests substantially all (at least 80%) of its net assets in equity securities of Utilities Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Utilities Companies that have small to mid-sized capitalizations. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also purchase American Depositary Receipts to gain exposure to foreign Utilities Companies and U.S. Government securities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the utilities sector and therefore may be concentrated in an industry or group of industries within the utilities sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

26

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Utilities Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

UTILITIES SECTOR CONCENTRATION RISK – To the extent that the Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies also may fluctuate widely in response to such events.

PROSPECTUS
27

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2003)	20.68%	(quarter ended 09/30/2002)	-22.51%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Since Inception (5/2/2001)
Utilities Fund	13.80%	3.88%	-1.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	0.43%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 35 of this prospectus.

28

GOVERNMENT LONG BOND 1.2X STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Government Long Bond 1.2x Strategy Fund is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on the Fund will generally cause the Fund's performance to not match the performance of the Fund's benchmark (as defined below) over a period of time greater than one day. Because the Fund seeks daily leveraged investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., 1.2x) and the cumulative performance of the underlying index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Government Long Bond 1.2x Strategy Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities on a daily basis. The Fund's current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.76%
Total Annual Fund Operating Expenses	1.26%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$400	$692	$1,523

PROSPECTUS
29

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,694% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Government Long Bond 1.2x Strategy Fund employs as its investment strategy a program of investing in U.S. Government securities and derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Futures and options contracts, and interest rate swaps, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. Government. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize its derivative positions. The Fund also may invest in zero coupon U.S. Treasury bonds. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Government Long Bond 1.2x Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK – The Fund achieves leveraged exposure to the daily price movement of the Long Treasury Bond through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the Long Treasury Bond. Leverage also will have the effect of magnifying tracking error.

30

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to the daily price movement of the Long Treasury Bond, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the Long Treasury Bond, rounding of share prices, changes to the composition of the Long Treasury Bond, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2008)	38.97%	(quarter ended 03/31/2009)	-16.16%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Government Long Bond 1.2x Strategy Fund	-31.54%	2.58%	5.73%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	-12.92%	5.17%	7.59%

INVESTMENT ADVISER – PADCO Advisors II, Inc., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS
31

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of PADCO Advisors II, Inc. Mr. Byrum has been associated with PADCO Advisors II, Inc. since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors II, Inc. since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors II, Inc. since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 35 of this prospectus.

32

U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE – The Rydex U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.78%
Total Annual Fund Operating Expenses	1.28%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Rydex U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit, and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. Government.

PROSPECTUS
33

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the U.S. Government Money Market Fund is subject to a number of additional risks that may affect the value of its shares, including:

CREDIT RISK – The Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK – Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK – The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

STABLE PRICE PER SHARE RISK – The Fund is subject to Stable Price Per Share Risk. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 12/31/2000)	1.36%	(quarter ended 3/31/2004)	0.00%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
U.S. Government Money Market Fund	0.06%	2.17%	1.95%

YIELD

Call 800.820.0888 for the U.S. Government Money Market Fund's current yield.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 35 of this prospectus.

34

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

DOMESTIC EQUITY FUNDS – Inverse S&P 500 Strategy Fund, Nova Fund, NASDAQ-100® Fund, and Russell 2000® 1.5x Strategy Fund

SECTOR FUNDS – Financial Services Fund, Health Care Fund, Technology Fund, and Utilities Fund

FIXED INCOME FUND – Government Long Bond 1.2x Strategy Fund

MONEY MARKET FUND – U.S. Government Money Market Fund

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund (except for the U.S. Government Money Market Fund) is non-fundamental and may be changed without shareholder approval.

Inverse S&P 500 Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase during times when the value of the Fund's underlying index is decreasing. When the value of the Fund's underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

Russell 2000® 1.5x Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase during times when the performance of the Fund's underlying index is increasing. When the value of the Fund's underlying index is decreasing, the value of the Fund's shares will tend to decrease.

Nova Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

Government Long Bond 1.2x Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on

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a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. The Inverse S&P 500 Strategy Fund's, NASDAQ-100 Fund's, and Russell 2000® 1.5x Strategy Fund's and each Sector Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Domestic Equity Funds and Government Long Bond 1.2x Strategy Fund. In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Funds is to match or correlate with the performance of each Fund's underlying index or other benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The Nova Fund, Russell 2000® 1.5x Strategy Fund and Government Long Bond 1.2x Strategy Fund are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures contracts and options on securities, futures contracts, and stock indices, and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Inverse S&P 500 Strategy Fund, the Advisor uses short selling techniques to produce returns that move inversely to the performance of the Fund's underlying index.

Sector Funds. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector using Global Industry Classification Standard (GICS) codes. The Advisor then employs a quantitative screen to ensure minimum capitalization and liquidity standards. The resulting portfolio is weighted to meet diversification standards and to generate returns respective of that sector. The Advisor monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representation of its sector.

IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS

The Russell 2000® 1.5x Strategy Fund, Nova Fund, and Government Long Bond 1.2x Strategy Fund (the "Daily Leveraged Funds") seek daily leveraged investment results. The Inverse S&P 500 Strategy Fund (the "Daily Inverse Fund") seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis.

As discussed in each Daily Leveraged Fund's and the Daily Inverse Fund's Summary section, the Funds' performance is subject to the effects of compounding and leverage, which are discussed in more detail below.

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UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. For example, the S&P 500 Index's average of the most recent five-year historical volatility is 16.05%. The S&P 500® Index's index volatility may be more or less significant at any given time. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.

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MARKET VOLATILITY. Each Daily Leveraged Fund seeks to provide a return that is a multiple of the daily performance of its benchmark. No Daily Leveraged Fund attempts to, and no Daily Leveraged Fund should be expected to, provide returns that are a multiple of the return of the underlying index for periods other than a single day. Each Daily Leveraged Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair a Daily Leveraged Fund's performance if the underlying index experiences volatility. For instance, a hypothetical 2x daily leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its underlying index provided no return over a one year period during which its underlying index experienced annualized volatility of 20%. If the underlying index's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x daily leveraged fund widens to approximately -14.8%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the underlying index is flat. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

TABLE 1

Benchmark Annualized Volatility Range	Hypothetical 2x Leveraged Fund Loss
10%	-1.0%
20%	-3.9%
30%	-8.6%
40%	-14.8%
50%	-22.2%
60%	-30.4%
70%	-39.1%
80%	-47.5%
90%	-56.2%
100%	-64.0%

Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

Table 2 shows the range of volatility for certain of the indices to which certain of the Daily Leveraged Funds are benchmarked over the six months ended December 31, 2009. (In historical terms, volatility ranges of the underlying indices and other broad market indices during this period were extremely high.) The indices to which the Funds are benchmarked have historical volatility rates over that period ranging from 8.08% to 16.89%. Since market volatility, like that experienced by the markets recently, has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Daily Leveraged Funds in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of the indices in Table 2 to give investors some sense of the risks of holding the Daily Leveraged Funds for long periods. These tables are intended to simply underscore the fact that the Daily Leveraged Funds are designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. The funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

TABLE 2

Index	Volatility Average for Six Months ended December 31, 2009
S&P 500® Index	8.08%
Russell 2000® Index	16.89%

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A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Daily Leveraged Fund seeks daily exposure to its target index equal to or in excess of 120% of its net assets. As a consequence, for each Daily Leveraged Fund the risk of total loss of your investment exists in the event of a movement of the Daily Leveraged Fund's target index in excess of 50% in a direction adverse to the Daily Leveraged Fund (meaning a decline in the value of the target index of a Daily Leveraged Fund). In short, the risk of total loss of your investment exists.

THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Daily Leveraged Funds seek daily leveraged investment results, which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Daily Leveraged Fund's underlying index gains 10% for a week, the Daily Leveraged Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses set forth in the prospectus, but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Daily Leveraged Fund's daily target will not generally equal a Daily Leveraged Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact a hypothetical 2x daily leveraged fund's performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the fund over a 10 trading day period and do not reflect expenses of any kind.

TABLE 1: NO CLEAR TREND IN THE MARKET

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
DAY 2	110	4.76%	10.00%	$120.48	9.52%	20.48%
DAY 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%
DAY 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%
DAY 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%
DAY 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%
DAY 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%
DAY 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%
DAY 9	105	5.00%	5.00%	$103.77	10.00%	3.77%
DAY 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is -6.11%. The volatility of the benchmark performance and lack of clear trend results in performance for the fund for the period which bears little relationship to the performance of the fund's target index for the 10 trading day period.

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TABLE 2: CLEAR TREND THAT MARKET RISES

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
DAY 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
DAY 3	106	1.92%	6.00%	$112.24	3.85%	12.24%
DAY 4	108	1.89%	8.00%	$116.47	3.77%	16.47%
DAY 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
DAY 6	112	1.82%	12.00%	$125.18	3.64%	25.18%
DAY 7	114	1.79%	14.00%	$129.65	3.57%	29.65%
DAY 8	116	1.75%	16.00%	$134.20	3.51%	34.20%
DAY 9	118	1.72%	18.00%	$138.82	3.45%	38.82%
DAY 10	120	1.69%	20.00%	$143.53	3.39%	43.53%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is 43.53%. The hypothetical return of the fund is 218% of the index return for the 10 trading day period. In this case, because of the positive index trend, the fund gain is greater than 200% of the index gain for the 10 trading day period.

TABLE 3: CLEAR TREND THAT MARKET DECLINES

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
DAY 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%
DAY 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%
DAY 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%
DAY 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%
DAY 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%
DAY 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%
DAY 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%
DAY 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%
DAY 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%
DAY 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the fund for the 10 trading day period is -36.33%. The hypothetical return of the fund is 182% of the index return for the 10 trading day period. In this case, because of the negative index trend, the fund decline is less than 200% of the index decline for the 10 trading day period.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

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ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

COUNTERPARTY CREDIT RISK – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CREDIT RISK – For the Fund, credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to

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additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

•  The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

•  Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK – The Fund may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

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FIXED INCOME RISK – The Fund may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Government Long Bond 1.2x Strategy Fund having to reinvest the proceeds in lower or higher coupon securities, respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

INCOME RISK – Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INDUSTRY CONCENTRATION RISK – The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

INTEREST RATE RISK – The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds — a means of achieving an overall investment objective of principal safety — reduces the likelihood of price fluctuation.

LARGE-CAPITALIZATION SECURITIES RISK – The Nova Fund and NASDAQ-100® Fund are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Conversely, the Inverse S&P 500 Strategy Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund achieves leveraged exposure to its underlying index through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the

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43

effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

MARKET RISK – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.

MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SECTOR CONCENTRATION RISK – The Sector Concentration Risk applicable to each Fund is as follows:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK – Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions

44

have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

HEALTH CARE SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the health care sector that the Health Care Fund purchases will underperform the market as a whole. To the extent that the Health Care Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

TECHNOLOGY SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the NASDAQ-100® Fund's and Technology Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

UTILITIES SECTOR CONCENTRATION RISK – The risk that the securities of issuers in the utilities sector that the Utilities Fund purchases will underperform the market as a whole. To the extent that the Utilities Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

SHORT SALES RISK – Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short

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sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

STABLE PRICE PER SHARE RISK – The Fund is subject to Stable Price Per Share Risk. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

In addition, because the Nova Fund, Inverse S&P 500 Strategy Fund and NASDAQ-100® Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

The Russell 2000® 1.5x Strategy Fund and Government Long Bond 1.2x Strategy Fund seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may be more significant for the Russell 2000® 1.5x Strategy Fund and Government Long Bond 1.2x Strategy Fund compared to other Rydex|SGI Funds due to the Funds' consistent application of leverage to increase exposure to their respective underlying indices.

TRADING HALT RISK – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

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PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors, II, Inc. (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
INVERSE S&P 500 STRATEGY FUND	0.90%
NOVA FUND	0.75%
NASDAQ-100® FUND	0.75%
RUSSELL 2000® 1.5x STRATEGY FUND	0.90%
SECTOR FUNDS	0.85%
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	0.50%
U.S. GOVERNMENT MONEY MARKET FUND	0.50%

The Advisor may reimburse expenses or waive fees of the U.S. Government Money Market Fund to the extent necessary to maintain the Fund's net yield at a certain level as determined by the Advisor. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors II, Inc. since the Advisor was founded in 1993. Mr. Byrum was named the President of PADCO Advisors II, Inc. in 2004 and has served as CIO of PADCO Advisors II, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for PADCO Advisors II, Inc. in 1998, and Executive Vice President in 2000. Prior to joining PADCO Advisors II, Inc., Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

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Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined PADCO Advisors II, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining PADCO Advisors II, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined PADCO Advisors II, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors II, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Fund's Board of Trustees. More information about the valuation of the Fund's holdings and the amortized cost method can be found in the SAI.

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To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). However, the Government Long Bond 1.2x Strategy Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government Bond Market is closed, including Columbus Day and Veterans' Day. In addition, on any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Notwithstanding the foregoing, the U.S. Government Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve or National Securities Clearing Corporation remains open. In addition, the U.S. Government Money Market Fund may designate special hours of operation on any such day. In the event that the U.S. Government Money Market Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, the U.S. Government Money Market Fund will post advance notice of these events at www.rydex-sgi.com.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

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DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund and Government Long Bond 1.2x Strategy Fund which declare and pay dividends daily to the insurance company. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

												RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Other Capital Items		NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Inverse S&P 500 Strategy Fund
December 31, 2009	$58.44	$(.84)	$(15.26)	$(16.10)	$—	$—	$—	$—		$42.34	(27.55)%	1.72%	1.72%	1.72%	(1.57)%	—	$22,964
December 31, 2008	42.21	(.07)	16.17	16.10	(.36)	—	(.36)	.49	▲	58.44	39.25%	1.67%	1.67%	1.67%	(0.14)%	—	23,877
December 31, 2007†††	43.90	1.35	(1.00)	.35	(2.04)	—	(2.04)	—		42.21	0.83%	1.63%	1.63%	1.63%	3.04%	—	21,581
December 31, 2006†††	51.50	1.70	(5.60)	(3.90)	(3.70)	—	(3.70)	—		43.90	(7.50)%	1.63%	1.63%	1.63%	3.29%	—	19,025
December 31, 2005†††	51.90	.80	(1.20)	(.40)	—	—	—	—		51.50	(0.77)%	1.70%	1.70%	1.70%	1.46%	—	32,505
Nova Fund
December 31, 2009†††	45.50	0.09	16.06	16.15	(0.49)	—	(0.49)	—		61.16	35.51%	1.55%	1.55%	1.55%	0.19%	84%	50,561
December 31, 2008†††	100.60	.60	(55.40)	(54.80)	(.30)	—	(.30)	—		45.50	(54.47)%	1.52%	1.52%	1.52%	0.75%	182%	35,087
December 31, 2007†††	100.90	1.20	—	1.20	(1.50)	—	(1.50)	—		100.60	1.13%	1.46%	1.46%	1.46%	1.12%	94%	82,191
December 31, 2006†††	85.60	1.10	15.40	16.50	(1.20)	—	(1.20)	—		100.90	19.27%	1.48%	1.48%	1.48%	1.18%	211%	134,477
December 31, 2005†††	82.60	.50	2.80	3.30	(.30)	—	(.30)	—		85.60	3.97%	1.53%	1.53%	1.53%	0.60%	381%	132,018

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—December 31, 2006 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007—Inverse S&P 500 Strategy Fund;
December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Nova Fund.

  ▲  Excluding the Capital Contribution, the Fund's total return would have been 38.09%.

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										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
NASDAQ-100® Fund
December 31, 2009	$10.50	$(.12)	$5.58	$5.46	$—	$—	$—	$15.96	52.00%	1.59%	(0.94)%	59%	$57,542
December 31, 2008	18.12	(.09)	(7.51)	(7.60)	(.02)	—	(.02)	10.50	(41.91)%	1.55%	(0.62)%	107%	32,986
December 31, 2007	15.39	.03	2.71	2.74	(.01)	—	(.01)	18.12	17.82%	1.51%	0.18%	110%	82,492
December 31, 2006	14.55	(.07)	.91	.84	—	—	—	15.39	5.77%	1.49%	(0.50)%	152%	72,871
December 31, 2005	14.39	(.09)	.25	.16	—	—	—	14.55	1.11%	1.50%	(0.68)%	294%	102,487
Russell 2000® 1.5x Strategy Fund
December 31, 2009	16.57	(.14)	5.65	5.51	—	—	—	22.08	33.31%	1.74%	(0.83)%	376%	10,587
December 31, 2008	34.20	.01	(17.58)	(17.57)	(.06)	—	(.06)	16.57	(51.36)%	1.68%	0.05%	490%	13,978
December 31, 2007	41.14	.49	(3.26)	(2.77)	(.96)	(3.21)	(4.17)	34.20	(6.74)%	1.66%	1.16%	354%	21,879
December 31, 2006	34.14	.19	6.93	7.12	(.12)	—	(.12)	41.14	20.85%	1.64%	0.49%	380%	73,112
December 31, 2005	33.65	.01	1.31	1.32	(.83)	—	(.83)	34.14	3.91%	1.63%	0.04%	404%	38,589

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

52

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Financial Services Fund
December 31, 2009	$11.41	$.06	$2.19	$2.25	$(.22)	$—	$(.22)	$13.44	19.68%	1.64%	0.54%	357%	$17,163
December 31, 2008	21.96	.32	(10.87)	(10.55)	—	—	—	11.41	(48.04)%	1.61%	1.87%	422%	8,307
December 31, 2007	32.18	.28	(6.23)	(5.95)	(.66)	(3.61)	(4.27)	21.96	(18.80)%	1.59%	0.90%	525%	17,508
December 31, 2006	29.10	.26	4.59	4.85	(.39)	(1.38)	(1.77)	32.18	16.73%	1.59%	0.83%	330%	50,190
December 31, 2005	30.38	.28	.67	.95	(.25)	(1.98)	(2.23)	29.10	3.38%	1.59%	0.94%	549%	36,839
Health Care Fund
December 31, 2009	21.22	0.04	5.19	5.23	—	—	—	26.45	24.65%	1.67%	0.17%	301%	26,896
December 31, 2008	29.61	(— )§	(7.40)	(7.40)	—	(.99)	(.99)	21.22	(24.86)%	1.62%	(0.01)%	266%	35,778
December 31, 2007	28.41	(.01)	1.73	1.72	—	(.52)	(.52)	29.61	6.02%	1.59%	(0.02)%	424%	37,521
December 31, 2006	28.17	(.15)	1.59	1.44	—	(1.20)	(1.20)	28.41	5.11%	1.59%	(0.52)%	251%	40,825
December 31, 2005	25.46	(.16)	2.87	2.71	—	—	—	28.17	10.64%	1.60%	(0.62)%	330%	51,692
Technology Fund
December 31, 2009	7.05	(.06)	3.98	3.92	—	—	—	10.97	55.60%	1.65%	(0.68)%	252%	39,967
December 31, 2008	16.27	(.08)	(7.39)	(7.47)	—	(1.75)	(1.75)	7.05	(45.41)%	1.60%	(0.63)%	277%	7,238
December 31, 2007	14.74	(.15)	1.68	1.53	—	—	—	16.27	10.38%	1.56%	(0.91)%	584%	33,123
December 31, 2006	13.92	(.16)	.98	.82	—	—	—	14.74	5.89%	1.59%	(1.09)%	403%	23,215
December 31, 2005	13.50	(.16)	.58	.42	—	—	—	13.92	3.11%	1.62%	(1.21)%	541%	19,145

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  §  Less than $.01 per share.

PROSPECTUS
53

											RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments by Affiliates	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Utilities Fund
December 31, 2009	$15.41	$0.41	$1.65	$2.06	$(1.06)	$—	$(1.06)	$—	$16.41	13.80%	1.67%	2.69%	309%	$15,814
December 31, 2008	22.29	.37	(6.97)	(6.60)	(.08)	(.20)	(.28)	—	15.41	(29.57)%	1.61%	1.90%	293%	34,343
December 31, 2007	22.38	.32	2.59	2.91	(.39)	(2.61)	(3.00)	—	22.29	12.86%	1.58%	1.32%	244%	65,532
December 31, 2006	19.09	.36	3.64	4.00	(.49)	(.22)	(.71)	—	22.38	20.96%	1.59%	1.73%	169%	71,719
December 31, 2005	17.34	.34	1.50	1.84	(.09)	—	(.09)	—	19.09	10.56%	1.60%	1.80%	342%	39,943

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

54

										RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Government Long Bond 1.2x Strategy Fund
December 31, 2009	$17.24	$0.28	$(5.33)	$(5.05)	$(0.28)	$(5.32)	$(5.60)	$6.59	(31.54)%	1.26%	1.26%	1.26%	2.29%	1,694%	$24,092
December 31, 2008	12.24	.35	5.00	5.35	(.35)	—	(.35)	17.24	44.87%	1.22%	1.22%	1.22%	2.75%	1,372%	63,594
December 31, 2007	11.56	.41	.68	1.09	(.41)	—	(.41)	12.24	9.77%	1.20%	1.20%	1.20%	3.60%	1,367%	52,250
December 31, 2006	12.38	.42	(.82)	(.40)	(.42)	—	(.42)	11.56	(3.14)%	1.20%	1.20%	1.20%	3.66%	1,339%	50,420
December 31, 2005	11.88	.41	.50	.91	(.41)	—	(.41)	12.38	7.71%	1.18%	1.18%	1.18%	3.30%	1,284%	60,160

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

PROSPECTUS
55

																RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations		Distributions from Net Investment Income		Distributions from Net Realized Gains			Total Distributions		NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses×	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
U.S. Government Money Market Fund
December 31, 2009	$1.00	$—	§	$—	$—	§	$	(— )§	$	(—	)§	$	(— )§	$1.00	0.06%	1.28%	0.54%	0.54%	0.02%	—	$231,451
December 31, 2008	1.00	.01		—	.01			(.01)		—			(.01)	1.00	1.14%	1.22%	1.22%	1.22%	1.09%	—	360,946
December 31, 2007	1.00	.04		—	.04			(.04)		—			(.04)	1.00	3.90%	1.19%	1.19%	1.19%	3.80%	—	277,346
December 31, 2006	1.00	.04		—	.04			(.04)		—			(.04)	1.00	3.82%	1.19%	1.19%	1.19%	3.78%	—	208,148
December 31, 2005	1.00	.02		—	.02			(.02)		—			(.02)	1.00	2.00%	1.17%	1.17%	1.17%	1.96%	—	185,365

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  ×  Operating expenses exclude short dividends expense.

  §  Less than $.01 per share.

56

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Inverse S&P 500 Strategy and Nova Funds (the "Rydex|SGI S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Funds particularly or the ability of the S&P 500® Index (the "S&P Index") to track general stock market performance or provide a basis for superior investment performance. S&P's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Index which is determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Funds. S&P has no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Funds into consideration in determining, composing or calculating the S&P Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Rydex|SGI S&P Funds or the timing of the issuance or sale of the Rydex|SGI S&P Funds or in the determination or calculation of the equation by which the Rydex|SGI S&P Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Funds, or any other person or entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Index or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's®," S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

NASDAQ OX GROUP, INC.

The NASDAQ-100® Fund (the "Rydex|SGI NASDAQ Fund") is not sponsored, endorsed, sold or promoted by The NASDAQ OX Group, Inc. or its affiliates (NASDAQ OX, with its affiliates, are referred to as the "Corporations").The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Fund. The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Fund or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Fund particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Rydex|SGI Investments ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100®, NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by the Corporations without regard to Licensee or the Rydex|SGI NASDAQ Fund. The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Fund into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Fund to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Fund.

PROSPECTUS
57

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

FRANK RUSSELL COMPANY

The Russell 2000® 1.5x Strategy Fund (the "Rydex|SGI Russell Fund") is not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company ("Russell"). Russell is not responsible for and has not reviewed the Rydex|SGI Russell Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index (the "Russell Index") which is a trademark/service mark of Russell. Russell has no obligation to take the needs of any of the Rydex|SGI Russell Fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

Russell's publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.

Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.

Russell® is a trademark of the Frank Russell Company.

More information about the Index Publishers is located in the SAI.

58

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

PROSPECTUS
59

9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

VTPM-1-0410x0411

STATEMENT OF ADDITIONAL INFORMATION

RYDEX VARIABLE TRUST

9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800-820-0888         301-296-5100

WWW.RYDEX-SGI.COM

Rydex Variable Trust (the “Trust”) is a no-load mutual fund complex with a number of separate investment portfolios. This Statement of Additional Information (“SAI”) relates to shares of the following series (each a “Fund” and collectively, the “Funds” or the “Rydex|SGI Funds”):

TARGET BETA - DOMESTIC EQUITY FUNDS	TRANSPORTATION FUND
DOW 2X STRATEGY FUND	UTILITIES FUND
NASDAQ-100® 2X STRATEGY FUND
RUSSELL 2000® 2X STRATEGY FUND	TARGET BETA - INTERNATIONAL EQUITY FUNDS
S&P 500 2X STRATEGY FUND	EUROPE 1.25X STRATEGY FUND
INVERSE DOW 2X STRATEGY FUND	JAPAN 2X STRATEGY FUND
INVERSE NASDAQ-100® 2X STRATEGY FUND
INVERSE RUSSELL 2000® 2X STRATEGY FUND	TARGET BETA - SPECIALTY FUNDS
INVERSE S&P 500 2X STRATEGY FUND	COMMODITIES STRATEGY FUND
INVERSE MID-CAP STRATEGY FUND	STRENGTHENING DOLLAR 2X STRATEGY FUND
INVERSE NASDAQ-100® STRATEGY FUND	WEAKENING DOLLAR 2X STRATEGY FUND
INVERSE RUSSELL 2000® STRATEGY FUND	REAL ESTATE FUND
INVERSE S&P 500 STRATEGY FUND
MID-CAP 1.5X STRATEGY FUND	OPPORTUNISTIC FUNDS
NOVA FUND	ALL-CAP OPPORTUNITY FUND
NASDAQ-100® FUND	INTERNATIONAL OPPORTUNITY FUND
RUSSELL 2000® FUND
RUSSELL 2000® 1.5X STRATEGY FUND	TARGET BETA - FIXED INCOME FUNDS
S&P 500 FUND	GOVERNMENT LONG BOND 1.2X STRATEGY FUND
S&P 500 PURE GROWTH FUND	INVERSE GOVERNMENT LONG BOND STRATEGY FUND
S&P 500 PURE VALUE FUND	HIGH YIELD STRATEGY FUND
S&P MIDCAP 400 PURE GROWTH FUND	INVERSE HIGH YIELD STRATEGY FUND
S&P MIDCAP 400 PURE VALUE FUND
S&P SMALLCAP 600 PURE GROWTH FUND	ALTERNATIVE FUNDS
S&P SMALLCAP 600 PURE VALUE FUND	ALTERNATIVE STRATEGIES ALLOCATION FUND
TARGET BETA - SECTOR FUNDS BANKING FUND	EQUITY MARKET NEUTRAL FUND (FORMERLY, GLOBAL MARKET NEUTRAL FUND)
BASIC MATERIALS FUND	LONG/SHORT COMMODITIES STRATEGY FUND
BIOTECHNOLOGY FUND	MANAGED FUTURES STRATEGY FUND
CONSUMER PRODUCTS FUND	MULTI-HEDGE STRATEGIES FUND
ELECTRONICS FUND
ENERGY FUND	ASSET ALLOCATION FUNDS
ENERGY SERVICES FUND	ALL-ASSET AGGRESSIVE STRATEGY FUND (FORMERLY,
FINANCIAL SERVICES FUND	ESSENTIAL PORTFOLIO CONSERVATIVE FUND)
HEALTH CARE FUND	ALL-ASSET MODERATE STRATEGY FUND
INTERNET FUND	(FORMERLY, ESSENTIAL PORTFOLIO MODERATE FUND)
LEISURE FUND	ALL-ASSET AGGRESSIVE STRATEGY FUND (FORMERLY,
PRECIOUS METALS FUND	ESSENTIAL PORTFOLIO AGGRESSIVE FUND)
RETAILING FUND
TECHNOLOGY FUND	TARGET BETA - MONEY MARKET FUND
TELECOMMUNICATIONS FUND	U.S. GOVERNMENT MONEY MARKET FUND

This SAI is not a prospectus.  It should be read in conjunction with the Funds’ prospectus dated May 1, 2010 (the “Prospectus”).  Capitalized terms not defined herein are defined in the Prospectus.  Copies of the Funds’ Prospectus are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above.  The Funds’ financial statements for the fiscal year ended December 31, 2009 are included in the Funds’ Annual Reports to Shareholders, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated herein by reference.

The date of this SAI is May 1, 2010

GENERAL INFORMATION ABOUT THE TRUST	1
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS	2
ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS	36
DESCRIPTION OF THE MONEY MARKET FUND	41
MORE INFORMATION ABOUT CERTAIN FUNDS’ BENCHMARKS	41
SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED AND INVERSE INVESTMENT STRATEGIES	44
INVESTMENT RESTRICTIONS	47
BROKERAGE ALLOCATION AND OTHER PRACTICES	55
MANAGEMENT OF THE TRUST	63
PRINCIPAL HOLDERS OF SECURITIES	92
DETERMINATION OF NET ASSET VALUE	105
PURCHASE AND REDEMPTION OF SHARES	107
DIVIDENDS, DISTRIBUTIONS, AND TAXES	108
OTHER INFORMATION	117
INDEX PUBLISHERS INFORMATION	119
COUNSEL	124
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	124
CUSTODIAN	124
FINANCIAL STATEMENTS	125
APPENDIX A — DESCRIPTION OF RATINGS	A-1
APPENDIX B - RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES	B-1
APPENDIX C — SECURITY GLOBAL INVESTORS, LLC PROXY VOTING POLICIES AND PROCEDURES	C-1

i

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on June 11, 1998.  The Trust is permitted to offer separate series (i.e., funds) and different classes of shares that are available through certain deferred variable annuity and variable insurance contracts (“Contracts”) that are offered through insurance companies, as well as to certain retirement plan investors.  Additional series and/or classes of shares may be created from time to time.

Each Fund is an open-end management investment company.  Currently, the Trust consists of sixty-eight (68) separate funds issuing a single class of shares. All payments received by the Trust for shares of any Fund belong to that Fund.  Each Fund has its own assets and liabilities. This SAI relates to shares of sixty-three (63) Funds which are categorized below according to each Fund’s type of investment strategy.

The “Domestic Equity Funds”

Dow 2x Strategy Fund	Inverse Mid-Cap Strategy Fund	Russell 2000® 1.5x Strategy Fund
NASDAQ-100® 2x Strategy Fund	Inverse NASDAQ-100® Strategy Fund	S&P 500 Fund
Russell 2000® 2x Strategy Fund	Inverse Russell 2000® Strategy Fund	S&P 500 Pure Growth Fund
S&P 500 2x Strategy Fund	Inverse S&P 500 Strategy Fund	S&P 500 Pure Value Fund
Inverse Dow 2x Strategy Fund	Mid-Cap 1.5x Strategy Fund	S&P MidCap 400 Pure Growth Fund
Inverse NASDAQ-100® 2x Strategy Fund	Nova Fund	S&P MidCap 400 Pure Value Fund
Inverse Russell 2000® 2x Strategy Fund	NASDAQ-100® Fund	S&P SmallCap 600 Pure Growth Fund
Inverse S&P 500 2x Strategy Fund	Russell 2000® Fund	S&P SmallCap 600 Pure Value Fund

The “Sector Funds”

Banking Fund	Energy Services Fund	Retailing Fund
Basic Materials Fund	Financial Services Fund	Technology Fund
Biotechnology Fund	Health Care Fund	Telecommunications Fund
Consumer Products Fund	Internet Fund	Transportation Fund
Electronics Fund	Leisure Fund	Utilities Fund
Energy Fund	Precious Metals Fund

The “International Equity Funds”

Europe 1.25x Strategy Fund	Japan 2x Strategy Fund

The “Specialty Funds”

Commodities Strategy Fund	Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund	Real Estate Fund

The “Opportunistic Funds”

All-Cap Opportunity Fund	International Opportunity Fund

The “Fixed Income Funds”

Government Long Bond 1.2x Strategy Fund	High Yield Strategy Fund
Inverse Government Long Bond Strategy Fund	Inverse High Yield Strategy Fund

The “Alternative Funds”

Alternative Strategies Allocation Fund	Equity Market Neutral Fund
Long/Short Commodities Strategy Fund	Managed Futures Strategy Fund
Multi-Hedge Strategies Fund

1

The “Asset Allocation Funds”

All-Asset Strategy Conservative Fund	All-Asset Strategy Moderate Fund	All-Asset Strategy Aggressive Fund

The “Money Market Fund”

U.S. Government Money Market Fund  (the “Money Market Fund”)

The Trust is the successor to the Rydex Advisor Variable Annuity Account (the “Separate Account”), and the subaccounts of the Separate Account (the “Rydex Subaccounts”).  The Rydex Subaccounts were divided into the Nova, Ursa, OTC, Precious Metals, U.S. Government Bond, and Money Market Subaccounts.  Substantial portions of the Rydex Subaccounts’ assets were transferred to the respective successor Funds (Nova, Inverse S&P 500 Strategy, NASDAQ-100® Strategy, Precious Metals, U.S. Government Bond and Money Market Funds) of the Trust in connection with the commencement of operations of the Trust.  To obtain historical financial information about the Rydex Subaccounts, please call 1-800-820-0888.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

Each Fund’s investment objective and principal investment strategies are described in the Funds’ Prospectus. The investment objective of each Fund (except the Money Market Fund) is non-fundamental and may be changed without the consent of the holders of a majority of that Fund’s outstanding shares.  The investment objective of the Money Market Fund is a fundamental policy, and cannot be changed without the consent of a majority of the Fund’s outstanding shares.

Portfolio management is provided to each Fund by the Trust’s investment adviser, PADCO Advisors II, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. operates under the name Security Global Investors (the “Advisor”).  The investment strategies of the Funds discussed below and in the Prospectus may, consistent with each Fund’s investment objectives and limitations, be used by a Fund if, in the opinion of the Advisor, or with respect to the International Opportunity Fund and the Equity Market Neutral Fund, the sub-advisors, Valu-Trac Investment Management Limited (“Valu-Trac”) and Security Global Investors, LLC (“SGI” and with Valu-Trac, each a “Sub-Advisor” and together, the “Sub-Advisors”), respectively, these strategies will be advantageous to that Fund.  Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund’s fundamental investment policies.  There is no assurance that any of the Funds’ strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund’s objectives.  The following information supplements and should be read in conjunction with the Funds’ Prospectus.

Alternative Strategies Allocation Fund and Asset Allocation Funds.  The Alternative Strategies Allocation Fund and the Asset Allocation Funds are “funds of funds.”  The Alternative Strategies Allocation Fund invests its assets in a combination of funds within the Rydex family of mutual funds as well as in unaffiliated funds, including exchange-traded funds (“ETFs”) (the “Alternative Strategies Allocation Underlying Funds”) as described in the Fund’s Prospectus.  The Asset Allocation Funds invest their assets in a combination of funds within the same group of affiliated investment companies, SGI Funds and Rydex family of mutual funds, and in exchange-traded funds (the “Asset Allocation Underlying Funds” and together with the Alternative Strategies Allocation Underlying Funds, the “Underlying Funds”), as described in the Funds’ Prospectus.  Therefore, unless otherwise stated, the Alternative Strategies Allocation Fund and the Asset Allocation Funds do not directly invest in the portfolio securities or use the investment techniques of their respective Underlying Funds.  Nonetheless, the Alternative Strategies Allocation Fund and each Asset Allocation Fund is indirectly subject to the risks associated with the portfolio securities or investment techniques of their Underlying Funds. The

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Alternative Strategies Allocation Fund and each Asset Allocation Fund may, however, borrow money from banks, invest directly in stocks, bonds, and other types of securities, and lend their securities to qualified borrowers.  The Alternative Strategies Allocation Fund and each Asset Allocation Fund has obtained exemptive relief that permits each Fund to also invest in financial instruments that may not be securities as defined by the Investment Company Act of 1940 (the “1940 Act”), such as derivatives.

Commodities Strategy Fund, Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund.  Each Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (each a “Subsidiary” and together, the “Subsidiaries”).  It is expected that each Subsidiary will invest primarily in commodity futures, option and swap contracts, but it also may invest in financial futures, fixed income securities, structured notes, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, each Fund may be considered to be investing indirectly in these investments through its Subsidiary.  For that reason, and for the sake of convenience, references in this SAI to these Funds may also include the Subsidiaries.  Each Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by each Fund.  The Funds’ Chief Compliance Officer oversees implementation of the Subsidiaries’ policies and procedures, and makes periodic reports to the Funds’ Board regarding the Subsidiaries’ compliance with their policies and procedures.

Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Stuarts Corporate Services Ltd., P.O. Box 2510, Grand Cayman KY1-1104, Grand Cayman, Cayman Islands.  Each Subsidiary’s affairs are overseen by its own board of directors consisting of three directors.

Each Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the Advisor a management fee for its services.  The Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by each Fund’s Subsidiary.  Each Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives.  The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds’ assets. It is therefore expected that the Funds’ investment in the Subsidiaries will not result in the Funds paying duplicative fees for similar services provided to the Funds and the Subsidiaries.  Please refer to the section in this SAI titled “Tax Implications of Investment in the Wholly-Owned Subsidiaries” for information about certain tax aspects of the Funds’ investment in the Subsidiaries.

Borrowing

While the Funds do not anticipate doing so, the Domestic Equity Funds (except the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, and NASDAQ-100® Fund), Sector Funds, International Equity Funds, Specialty Funds, Opportunistic Funds, Fixed Income Funds (except the Inverse Government Long Bond Strategy Fund), Alternative Funds and Asset Allocation Funds may borrow money for investment purposes.  Borrowing for investment purposes is one form of leverage.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity.  Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share (“NAV”) of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.  Under adverse conditions, the Domestic Equity Funds (except the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, and NASDAQ-100® Fund), Sector Funds, International Equity Funds, Specialty

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Funds, Opportunistic Funds, Fixed Income Funds (except the Inverse Government Long Bond Strategy Fund), Alternative Funds, and Asset Allocation Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  The Funds may use leverage during periods when the Advisor or, in the case of the Equity Market Neutral Fund, SGI believes that the respective Fund’s investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.  While the Funds do not anticipate doing so, each Fund is authorized to pledge (i.e., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Fund’s total assets in connection with any borrowing.

Commercial Paper

Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Money Market Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”). See “Appendix A -Description of Ratings” for a description of commercial paper ratings.

Currency Transactions

Foreign Currencies.  The International Equity Funds, Long/Short Commodities Strategy Fund, International Opportunity Fund, and Alternative Funds (except the Alternative Strategies Allocation Fund) may, and the Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund will, invest directly and indirectly in foreign currencies. In the case of the Alternative Strategies Allocation Fund and the Asset Allocation Funds, certain of the Underlying Funds may invest directly and indirectly in foreign currencies.  Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar.  Exchange rates fluctuate for a number of reasons.

•      Inflation.  Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

•      Trade Deficits.  Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

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•      Interest Rates.  High interest rates may raise currency values in the short term by making such currencies more attractive to investors.  However, since high interest rates are often the result of high inflation long-term results may be the opposite.

•      Budget Deficits and Low Savings Rates.  Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits.  Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation.  Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

•      Political Factors.  Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

•      Government Control.  Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements.  In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Funds’ or the Underlying Funds’ investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business.  As a result, to the extent that a Fund’s or an Underlying Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund’s or the Underlying Fund’s NAV as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase.  If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.  The currency-related gains and losses experienced by the Funds or the Underlying Funds will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars.  Gains or losses on shares of the Funds or the Underlying Funds will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares.  The amount of appreciation or depreciation in the Funds’ or the Underlying Funds’ assets also will be affected by the net investment income generated by the money market instruments in which the Funds or the Underlying Funds invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The International Equity Funds, International Opportunity Fund, Specialty Funds (except the Commodities Strategy Fund and Real Estate Fund) and Alternative Funds (except the Alternative Strategies Allocation Fund) may incur currency exchange costs when they sell instruments denominated in one currency and buy instruments denominated in another.

Currency-Related Derivatives and Other Financial Instruments.  Although the International Equity Funds, Commodities Strategy Fund, and the Alternative Funds (except the Alternative Strategies Allocation Fund) do not currently expect to engage in currency hedging, each of the Funds, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the Underlying Funds, may, and the International Opportunity Fund intends to, use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.  Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter options (“OTC options”) on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed

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number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.  A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Except for the International Opportunity Fund, a Fund’s or an affiliated Underlying Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”).  In addition to Transaction Hedging and Position Hedging, the International Opportunity Fund may engage in currency transactions as part of a currency overlay strategy that seeks to enhance returns and manage risk for the Fund.  Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund or an Underlying Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  A Fund or an Underlying Fund may enter into Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency.  A Fund or an Underlying Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.  A Fund or an Underlying Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar.  A Fund or an Underlying Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency.  The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund, with the exception of the International Opportunity Fund, or an affiliated Underlying Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to Proxy Hedging as described below.

A Fund or an Underlying Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund or Underlying Fund has or in which that Fund or Underlying Fund expects to have portfolio exposure.

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To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund or an Underlying Fund may also engage in Proxy Hedging.  Proxy Hedging is often used when the currency to which a Fund’s or an Underlying Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy Hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s or an Underlying Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. Dollars.  The amount of the contract would not exceed the value of the Fund’s or the Underlying Fund’s securities denominated in linked currencies.  For example, if the Advisor, or in the case of the Equity Market Neutral Fund, the Sub-Adviser, considers that the Swedish krona is linked to the euro, the Fund or the Underlying Fund holds securities denominated in krona and the Advisor or Sub-Advisor believes that the value of the krona will decline against the U.S. Dollar, the Advisor may enter into a contract to sell euros and buy dollars.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to a Fund or an Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund or an Underlying Fund is engaging in proxy hedging.  If a Fund or an Underlying Fund enters into a currency hedging transaction, the Fund or the Underlying Fund will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These actions can result in losses to a Fund or an Underlying Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.  Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

A Fund may also buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.  OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

The International Equity Funds, Specialty Funds (except the Commodities Strategy Fund and the Real Estate Fund), International Opportunity Fund, Equity Market Neutral Fund, and Managed Futures Strategy Fund may conduct currency exchange transactions on a spot basis.  Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or

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selling currency.  The International Equity Funds, Specialty Funds (except the Commodities Strategy Fund and the Real Estate Fund), International Opportunity Fund, Equity Market Neutral Fund and Managed Futures Strategy Fund will regularly enter into forward currency contracts.

Each Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.  This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate.  For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself.  Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

The International Equity Funds, Specialty Funds (except the Commodities Strategy Fund and the Real Estate Fund), International Opportunity Fund, Equity Market Neutral Fund, and Managed Futures Strategy Fund may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging, and in the case of the International Opportunity Fund, as part of a currency overlay strategy that seeks to enhance returns and manage risk for the Fund. The International Equity Funds, Specialty Funds (except the Commodities Strategy Fund and the Real Estate Fund), International Opportunity Fund, and Equity Market Neutral Fund may each use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies.  The Funds are not required to enter into forward currency contracts for hedging purposes and it is possible that the Funds may not be able to hedge against a currency devaluation that is so generally anticipated that the Funds are unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the International Equity Funds, Specialty Funds (except the Commodities Strategy Fund and the Real Estate Fund), International Opportunity Fund, Equity Market Neutral Fund, and Managed Futures Strategy Fund may have to limit their currency transactions to qualify as “regulated investment companies” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The International Equity Funds, Specialty Funds (except the Commodities Strategy Fund and the Real Estate Fund), International Opportunity Fund, Equity Market Neutral Fund, and Managed Futures Strategy Fund currently do not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the International Equity Funds, Specialty Funds (except the Commodities Strategy Fund and the Real Estate Fund), International Opportunity Fund, Equity Market Neutral Fund, and Managed Futures Strategy Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the International Equity Funds, Specialty Funds (except the Commodities Strategy Fund and the Real Estate Fund), International Opportunity Fund, Equity Market Neutral Fund, and Managed Futures Strategy Fund engage in an offsetting transaction, each Fund may later enter into a new forward currency contract to sell the currency.  If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward currency contract prices.  If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a

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currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy.  If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The International Equity Funds, Specialty Funds (except the Commodities Strategy Fund and the Real Estate Fund), International Opportunity Fund, Equity Market Neutral Fund, and Managed Futures Strategy Fund may convert their holdings of foreign currencies into U.S. Dollars from time to time, but will incur the costs of currency conversion.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Foreign Currency Exchange-Related Securities.  The Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, International Opportunity Fund and Managed Futures Strategy Fund, may invest in foreign currency warrants.  Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).  Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly

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larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

The Japan 2x Strategy Fund, Specialty Funds (except the Commodities Strategy Fund and Real Estate Fund), and Managed Futures Strategy Fund may also invest in principal exchange rate linked securities (“PERLsSM”).  PERLsSM are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time.  The return on “standard” PERLsSM is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” PERLsSM are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  PERLsSM may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

The Japan 2x Strategy Fund, Specialty Funds (except the Commodities Strategy Fund and Real Estate Fund), and Managed Futures Strategy Fund may invest in performance indexed paper (“PIPsSM”). PIPsSM is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on PIPsSM is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Currency Overlay Strategy.  The International Opportunity Fund intends to actively manage currency exposure through a currency overlay strategy, which changes the exposure of the currencies in which the Fund’s underlying assets are denominated into any combination of the currencies represented in the MSCI World ex-US Index.  The strategy is designed to enhance returns and manage risk for the Fund.  In implementing this strategy, the Fund may engage in currency transactions for the purpose of: (i) hedging foreign currency exposure back into U.S. Dollars when it is anticipated that the foreign currency might depreciate against the U.S. Dollar; or (ii) hedging foreign currency exposure by gaining exposure to one or more currencies represented in the MSCI World ex-US Index (even where the Fund does not have a position in the underlying equity) that are believed to be more attractive than the hedged foreign currency, provided that, immediately after any such transaction, the Fund’s exposure to a currency is no more than 25 percentage points above the currency’s percentage weighting in the MSCI World ex-US Index (e.g., if a particular currency’s percentage weighting in the MSCI World ex-US Index is 10%, then the Fund’s exposure to that currency may not exceed 35% of its total assets).  When it employs the strategy, the Fund intends to obtain its currency exposure primarily through futures contracts but also may do so through other means, including exchange traded funds, swap agreements, forward currency contracts and purchases of currency on a spot basis.

Equity Securities

The Funds may invest in equity securities.  Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock,

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securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of that Fund to fluctuate. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Domestic Equity Funds, Sector Funds, International Equity Funds, Specialty Funds, Opportunistic Funds, Alternative Funds and Asset Allocation Funds may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market.  In addition, the NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, NASDAQ-100® Fund, Sector Funds, International Equity Funds, Opportunistic Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Equity Market Neutral Fund and Managed Futures Strategy Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the Underlying Funds, may purchase equity securities traded on exchanges all over the world, including the U.S., or the over-the-counter market.  The Funds may invest in the types of equity securities described in more detail below.

•      Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•      Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•      Initial Public Offering (“IPO”) Risk.  The Equity Market Neutral Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the Underlying Funds, may invest a portion of their assets in securities of companies offering shares in IPOs.  IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases.  The impact of IPOs on the Fund’s or an Underlying Fund’s performance likely will decrease as the Fund’s or Underlying Fund’s asset size increases, which could reduce the Fund’s or Underlying Fund’s, and thus the Alternative Strategies Allocation Fund’s and Asset Allocation Funds’, total returns.  IPOs may not be consistently available to the Fund or an Underlying Fund for investing, particularly as the Fund or Underlying Fund’s asset base grows.  Because IPO shares frequently are volatile in price, the Fund and Underlying Funds may hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s or Underlying Fund’s portfolio and may lead to increased expenses for the Fund or Underlying Fund, such as commissions and transaction costs.  By selling IPO shares, the Fund or certain of the Underlying Funds may realize taxable gains they will subsequently distribute to shareholders.  In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.  The limited number of shares available for trading in some IPOs may make it more difficult for the Fund or an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  The Fund’s or an Underlying Fund’s investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies.  These companies may have limited operating histories and their prospects for profitability may be uncertain.  These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions.  They may be more dependent on key managers and third parties and may have limited product lines.

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•      Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

•      Small and Medium Capitalization Issuers.  Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange.  Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

•      Master Limited Partnerships (“MLPs”).  MLPs are limited partnerships in which the ownership units are publicly traded.  MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.  MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.  Generally, a MLP is operated under the supervision of one or more managing general partners.  Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.  Additional risks involved with investing in a MLP are risks

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associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

•      Warrants.  As a matter of non-fundamental policy, the Funds (except the S&P 500 Fund, Russell 2000® Fund, Russell 2000® 2x Strategy Fund, Multi-Hedge Strategies Fund and Asset Allocation Funds) do not invest in warrants.  However, these Funds may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which a Fund invests.  In such event, the Fund generally intends to hold such warrants until they expire.  The Funds, however, reserve the right to exercise the warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

•      Rights.  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.  Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.  An investment in rights may entail greater risks than certain other types of investments.  Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Fixed Income Securities

The International Opportunity Fund, Specialty Funds (except the Real Estate Fund), Fixed Income Funds, Alternative Funds, and Asset Allocation Funds may invest in fixed income securities.  The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.  Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s NAV. Additional information regarding fixed income securities is described below:

•      Duration.  Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates.  For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent.  Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

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•      Variable and Floating Rate Securities.  Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices.  The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities.  The Specialty Funds, Opportunistic Funds, Fixed Income Funds, Alternative Funds, and Asset Allocation Funds may invest in debt securities.  A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities.  Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities.  Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

Corporate Debt Securities.  The High Yield Strategy Fund may seek investment in, and the Inverse High Yield Strategy Fund may seek inverse exposure to, corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time.  Selection will generally not be dependent on independent credit analysis or fundamental analysis performed by the Advisor.  The High Yield Strategy Fund may invest in, and the Inverse High Yield Strategy Fund may seek inverse exposure to, all grades of corporate debt securities including below investment grade as discussed below.  See Appendix A for a description of corporate bond ratings. The Funds may also invest in unrated securities.  The Money Market Fund may invest in corporate debt securities that at the time of purchase are rated in the top two rating categories by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO that rates such security) or, if not so rated, must be determined by the Advisor to be of comparable quality.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities.  The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.  The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

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Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Non-Investment-Grade Debt Securities. The High Yield Strategy Fund, Inverse High Yield Strategy Fund, and Multi-Hedge Strategies Fund may invest in non-investment-grade securities.  Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a NRSRO (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB— by Standard & Poor’s) or are determined to be of comparable quality by the Funds’ Advisor.  These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s investment adviser in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities.  Less liquidity in the secondary trading market could adversely affect the

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ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The High Yield Strategy Fund, Inverse High Yield Strategy Fund, and Multi-Hedge Strategies Fund will not necessarily dispose of a security if a credit-rating agency down grades the rating of the security below its rating at the time of purchase.  However, the Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of Fund shareholders.

Unrated Debt Securities. The High Yield Strategy Fund and Inverse High Yield Strategy Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Debt Securities Issued by the International Bank for Reconstruction and Development (“World Bank”).  The Money Market Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds may invest in debt securities issued by the World Bank.  Debt securities issued by the World Bank may include high quality global bonds backed by 185 member governments, including the United States, Japan, Germany, France and the United Kingdom, as well as in bonds in “non-core” currencies, including emerging markets and European accession countries with ratings of AAA or Aaa, structured notes, and discount notes represented by certificates, in bearer form only, or in un-certified form (Book Entry Discount Notes) with maturities of 360 days or less at a discount, and in the case of Discount Notes, in certified form only and on an interest bearing basis in the U.S. and Eurodollar markets.

Foreign Issuers

The Domestic Equity Funds, Sector Funds, International Equity Funds, Real Estate Fund, Opportunistic Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternative Funds (except the Alternative Strategies Allocation Fund), and in the case of the Alternative Strategies Allocation and Asset Allocation Funds, certain of the Underlying Funds, may invest in issuers located outside the United States through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), “ordinary shares,” or “New York shares” issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation.  Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.  Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange.  New York shares are shares that a foreign issuer has allocated for trading in the United States.  ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protect the Funds from the foreign settlement risks described below.  GDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs may be issued in bearer form and may be denominated in other currencies, and are generally designed for use in securities markets outside the U.S.

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Investing in foreign companies may involve risks not typically associated with investing in United States companies.  The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.  Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States.  Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Risk Factors Regarding Europe.  The Europe 1.25x Strategy Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, seek to provide investment results which correlate to the performance of the Dow Jones STOXX 50® Index (the “STOXX 50® Index”).  The STOXX 50® Index is a capitalization-weighted index composed of 50 European blue chip stocks.  Index members are chosen by STOXX Ltd. from 17 countries under criteria designed to identify highly liquid companies that are market leaders in their sectors.  The 17 countries include Switzerland, Norway, and 15 of the 27 countries of the European Union (“EU”) - Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom.

The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S.

In addition, the securities markets of European countries are subject to varying degrees of regulation, which may be either less or more restrictive than that imposed by the U.S. government.  For example, the reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

The EU has been extending its influence to the east. It has accepted several new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. It is hoped that membership for these countries will help cement economic and political stability. Nevertheless, eight of the new entrants are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to what existed under the former Soviet Union.  The current and future status of the EU continues to be the subject of political controversy, with widely differing views both within and between member countries.

Increased terrorism activity and related geo-political risks have led to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

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Risk Factors Regarding Japan.  The Japan 2x Strategy Fund, and in the case of the Asset Allocation Funds, certain of the underlying funds, seek to provide investment results that correlate to the performance of the Nikkei 225 Stock Average.  The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange.  Because the Nikkei 225 Stock Average is expected to represent the performance of the stocks on the First Section — and by extension the market in general — the mix of components is rebalanced from time to time to assure that all issues in the index are both highly liquid and representative of Japan’s industrial structure.

For three decades overall real economic growth in Japan had been spectacular: a 10% average in the 1960s, a 5% average in the 1970s, and a 4% average in the 1980s. Growth slowed markedly in the 1990s, averaging just 1.7%, largely because of the after effects of overinvestment during the late 1980s and contractionary domestic policies intended to wring speculative excesses from the stock and real estate markets. From 2000 to 2003, government efforts to revive economic growth met with little success and were further hampered by the slowing of the US, European, and Asian economies. In 2004 and 2005, growth improved and the lingering fears of deflation in prices and economic activity lessened.  At present, the Japanese economy continues to show signs of recovery from the long recession of the 1990s despite the fact that uncertainties about its recovery remain.  Japan’s huge government debt, which totals more than 160% of GDP, and the aging of the population are two major long-run problems. A rise in taxes could be viewed as endangering the revival of growth.

Japanese unemployment levels are high and have been an area of increasing concern.  Also of concern are Japan’s trade surpluses.  As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners.  Japan’s heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan’s high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the Unites States.  The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan’s economy.  Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan.  Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

The most pressing need for action is the daunting task of overhauling the nation’s financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened.  In addition, the Japanese securities markets are less regulated than the U.S. markets, and evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.  Successful financial sector reform would allow Japan’s financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. Internal conflict over the proper way to reform the ailing banking system continues.

Risk Factors Regarding Emerging Markets.  The Equity Market Neutral Fund, and in the case of the Alternative Strategies Allocation Fund and the Asset Allocation Funds, certain of the Underlying Funds, may invest in emerging markets.  Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local

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capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Futures and Options Transactions

Futures and Options On Futures.  The Funds (other than the Money Market Fund), and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the affiliated Underlying Funds, may use futures contracts and related options (i) for bona fide hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund or an affiliated Underlying Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). To the extent the Funds or the affiliated Underlying Funds use futures and/or options on futures, they will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

The Funds or the Underlying Funds may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade.  An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract.  Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund or an Underlying Fund purchases or sells a futures contract, or sells an option thereon, the Fund or the Underlying Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks.  To cover its position, the Fund or the Underlying Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations

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thereunder. If the Fund or the Underlying Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund or the Underlying Fund may undertake and on the potential increase in the speculative character of the Fund’s or the Underlying Fund’s outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund or the Underlying Fund arising from such investment activities.

A Fund or an Underlying Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund or the Underlying Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund or the Underlying Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund or the Underlying Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund or an Underlying Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund or an Underlying Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund or an Underlying Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund or an Underlying Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund or an Underlying Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund or an Underlying Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s or an Underlying Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options.  The Funds, except for the Money Market Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the Underlying Funds, may purchase and write (sell) put and call options on securities and on securities indices listed on national securities exchanges

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or traded in the over-the-counter market as an investment vehicle for the purpose of realizing each Fund’s or each Underlying Fund’s respective investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund or an Underlying Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be “covered,” which means that a Fund or an Underlying Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund or an Underlying Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund or an affiliated Underlying Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund’s or an affiliated Underlying Fund’s investment objective, and except as restricted by a Fund’s or an affiliated Underlying Fund’s investment limitations.  See “Investment Restrictions.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund or an Underlying Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund or an Underlying Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund or an Underlying Fund delivers the security upon exercise.

A Fund or an Underlying Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund or an Underlying Fund may seek to purchase in the future. A Fund or an Underlying Fund purchasing put and call options pays a premium; therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund or the Underlying Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s or the Underlying Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund or the Underlying Fund.

A Fund or an Underlying Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value.

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When a Fund or an Underlying Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund or an Underlying Fund will realize as profit the premium received for such option. When a call option of which a Fund or an Underlying Fund is the writer is exercised, the Fund or the Underlying Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund or an Underlying Fund is the writer is exercised, the Fund or the Underlying Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund or an Underlying Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund or an Underlying Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Risks Associated With Commodity Futures Contracts.  The Commodities Strategy Fund, Long/Short Commodities Strategy Fund, and Managed Futures Strategy Fund, and the Alternative Strategies Allocation Fund and Asset Allocation Funds as well as certain of their Underlying Funds, may engage in transactions in commodity futures contracts.  There are several additional risks associated with such transactions which are discussed below:

•      Storage.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while the Commodities Strategy Fund, Long/Short Commodities Strategy Fund, or Managed Futures Strategy Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

•      Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price,

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which can have significant implications for the Commodities Strategy Fund, Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and certain of the Alternative Strategies Allocation Fund’s and Asset Allocation Funds’ Underlying Funds.  If the nature of hedgers and speculators in futures markets has shifted when it is time for the Commodities Strategy Fund, Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund or certain of the affiliated Underlying Funds to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

•      Other Economic Factors.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These additional variables may create additional investment risks which subject the Commodities Strategy Fund’s, Long/Short Commodities Strategy Fund’s, and Managed Futures Strategy Fund’s investments to greater volatility than investments in traditional securities.

•      Combined Positions. The Commodities Strategy Fund, Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund may each purchase and write options in combination with each other.  For example, the Commodities Strategy Fund, Long/Short Commodities Strategy Fund or Managed Futures Strategy Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Hybrid Instruments

The Commodities Strategy Fund, Long/Short Commodities Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Managed Futures Strategy Fund, and in the Alternative Strategies Allocation and Asset Allocation Funds, as well as certain of their Underlying Funds, may invest in hybrid instruments.  A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract.  Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”).  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level.  Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated

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with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes the Funds and Underlying Funds to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the NAV of the Funds or the Underlying Funds.

With respect to the Commodities Strategy Fund, Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund, and the Alternative Strategies Allocation Fund and Asset Allocation Funds and their respective Underlying Funds, certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments.  Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics.  A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.  The Funds and affiliated Underlying Funds will only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act.  As a result, the Funds’ and certain of the Alternative Strategies Allocation Fund’s and Asset Allocation Funds’ Underlying Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes. The Commodities Strategy Fund, Long/Short Commodities Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Managed Futures Strategy Fund, and the Alternative Strategies Allocation and Asset Allocation Funds, as well as certain of their Underlying Funds, may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it.  In particular, the High Yield Strategy Fund and Inverse High Yield Strategy Fund will invest in structured notes that are collateralized by one or more credit default swaps on corporate credits. The Funds have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund or an Underlying Fund bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps a Fund or an Underlying Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, a Fund or an Underlying Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s or the Underlying Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject

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to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Illiquid Securities

Each Fund, and in the case of the Alternative Strategies Allocation Fund and the Asset Allocation Funds, certain of the Underlying Funds, may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933 (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act.  A Fund or an Underlying Fund will not invest more than 15% (5% with respect to the Money Market Fund) of the Fund’s or the Underlying Fund’s net assets in illiquid securities.  If the percentage of a Fund’s or an Underlying Fund’s net assets invested in illiquid securities exceeds 15% (5% for the Money Market Fund) due to market activity, the Fund or the Underlying Fund will take appropriate measures to reduce its holdings of illiquid securities.  The term “illiquid securities” for this purpose means securities that cannot be sold or disposed of  in the ordinary course of business within seven days at approximately the value at which the Fund or the Underlying Fund has valued the securities.  Under the current SEC guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws.  A Fund or an Underlying Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid.  In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid.  Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors.  When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund or an Underlying Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security.  The Board of Trustees of the Trust (the “Board”) has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund or an Underlying Fund may invest in to the Advisor.

Investment in the Subsidiaries

The Commodities Strategy Fund, Long/Short Commodities Strategy Fund, Multi-Hedge Strategies Fund, Managed Futures Strategy Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the Underlying Funds, may each invest up to 25% of its total assets in its respective Subsidiary.  Each Subsidiary is expected to invest primarily in commodity and financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions.  The Subsidiaries are not registered under the 1940 Act, but are subject to certain of the investor protections of the 1940 Act, as noted in this SAI.  Each Fund, as the sole shareholder of its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Funds wholly own and control their respective Subsidiary, and the Funds and the Subsidiaries are both managed by the Advisor, it is unlikely that the Subsidiaries will take action contrary to the interests of the Funds or their shareholders.  The Board has oversight responsibility for the investment activities of the Funds, including their investment in the Subsidiaries, , and the Funds’ role as the sole shareholder of their respective Subsidiaries. Also, in

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managing the Subsidiaries’ portfolio, the Advisor will be subject to the same investment restrictions and operational guidelines that apply to the management of the Funds.

Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries are organized, could result in the inability of the Funds and/or the Subsidiaries to operate as described in this SAI and could negatively affect the Funds and their shareholders.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries.  If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Investments in Other Investment Companies

The Funds (other than the Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, and Money Market Fund) may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof.  The Alternative Strategies Allocation Fund and the Asset Allocation Funds will regularly invest up to 100% of their total assets in the Underlying Funds in a manner consistent with the provisions of the 1940 Act.  Generally, a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:  (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.  A Fund may also invest in the securities of other investment companies if the Fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder.  A Fund will only make such investments in conformity with the requirements of Section 817 of the Internal Revenue Code.  The Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, and Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the provisions of the 1940 Act.  In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.  The Trust has entered into agreements with several ETFs that permit,

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pursuant to an SEC order, certain Funds, as determined by the Advisor, to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above.

Lending of Portfolio Securities

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds’ Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral), except that the Money Market Fund may not lend more than 10% of its total assets. No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Pooled Investment Vehicles

The International Opportunity Fund, Commodities Strategy Fund, Alternative Funds (except the Equity Market Neutral Fund), and Asset Allocation Funds may invest in the securities of pooled vehicles that are not investment companies.  These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security.  If the International Opportunity Fund, Commodities Strategy Fund, Alternative Funds (except for the Equity Market Neutral Fund) or an Asset Allocation Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the International Opportunity Fund, Commodities Strategy Fund, an Alternative Fund (except the Equity Market Neutral Fund) or the Asset Allocation Funds bear directly in connection with their own operations.

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Portfolio Turnover

As discussed in the Funds’ Prospectus, the Trust anticipates that investors in the Funds, other than the Opportunistic Funds, Alternative Funds and Asset Allocation Funds will frequently purchase and/or redeem shares of the Funds as part of an asset allocation investment strategy.  The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover.  See “Purchasing and Redeeming Shares” and “Financial Highlights” in the Funds’ Prospectus.  Because each Fund’s portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund’s investors, it is very difficult to estimate what the Fund’s actual turnover rate will be in the future.  However, the Trust expects that the portfolio turnover experienced by the Funds, except for the Opportunistic Funds, Alternative Funds and Asset Allocation Funds, will be substantial.

In general, the Advisor (and in the case of the Equity Market Neutral Fund, SGI) manages the Opportunistic Funds, Alternative Funds and Asset Allocation Funds without regard to restrictions on portfolio turnover.  The Funds’ investment strategies may, however, produce relatively high portfolio turnover rates from time to time.  The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover.  Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants.  To the extent that the Opportunistic Funds, Alternative Funds and Asset Allocation Funds use derivatives, they will generally be short-term derivative instruments.  As a result, the Funds’ reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, involve correspondingly greater expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Generally, the higher the rate of portfolio turnover of the Opportunistic Funds, Alternative Funds and Asset Allocation Funds, the higher these transaction costs borne by the Funds and their long-term shareholders generally will be.  Such sales may result in the realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate.  Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.

Real Estate Investment Trusts (“REITs”)

The Real Estate Fund will invest a majority of its assets in REITs.  A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code.  The Internal Revenue Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Internal Revenue Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

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REITs are sometimes informally characterized as Equity REITs and Mortgage REITs.  An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types.  Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs.  Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline.  During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs.  In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended.  Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation.  In addition, Equity and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act.  The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT.  In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Real Estate Securities

The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry.  For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences.  The value of securities of companies which service the real estate business sector may also be affected by such risks.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements with financial institutions.  The Funds have adopted certain procedures designed to minimize the risks inherent in such agreements.  These

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procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Advisor.  In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.  In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral.  However, exercising each Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  It is the current policy of each of the Funds to not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund’s net assets.  The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Domestic Equity Funds, Japan 2x Strategy Fund, Specialty Funds (except the Real Estate Fund), Opportunistic Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternative Funds (except the Alternative Strategies Allocation Fund), and Money Market Fund may enter into reverse repurchase agreements as part of a Fund’s investment strategy.  In the case of the Alternative Strategies Allocation Fund and the Asset Allocation Funds, certain of the Underlying Funds, may use reverse repurchase agreements as part of an Underlying Fund’s investment strategy.  Reverse repurchase agreements involve sales by a Fund or an Underlying Fund of portfolio assets concurrently with an agreement by the Fund or the Underlying Fund to repurchase the same assets at a later date at a fixed price.  Generally, the effect of such a transaction is that the Fund or the Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund or the Underlying Fund will be able to keep the interest income associated with those portfolio securities.  Such transactions are advantageous only if the interest cost to the Fund or the Underlying Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.  Opportunities to achieve this advantage may not always be available, and the Funds and the Underlying Funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds or the Underlying Funds.  Each Fund or Underlying Fund will establish a segregated account with the Trust’s custodian bank in which the Fund or the Underlying Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s or the Underlying Fund’s obligations in respect of reverse repurchase agreements.  Although there is no limit on the percentage of fund assets that can be used in connection with reverse repurchase agreements, the Equity Market Neutral Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.

Short Sales

The Inverse NASDAQ-100® 2x Strategy Fund, Inverse Russell 2000® 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Inverse S&P 500 2x Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500 Strategy Fund, Weakening Dollar 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse High Yield Strategy Fund, Multi-Hedge Strategies Fund and Equity Market Neutral Fund will regularly engage in short sales transactions under which a Fund sells a security it does not own.  The remaining Domestic Equity Funds, Sector Funds, International Equity Funds, Specialty Funds, Opportunistic Funds, High Yield Strategy Fund, and Alternative Funds (with the exception of the Alternative Strategies Allocation Fund), may also engage in short sales transactions under which a Fund sells a security it does not own.  In the case of the Alternative Strategies Allocation and Asset Allocation Funds, the Funds may invest in certain Underlying Funds that may engage in short sales transactions under which an Underlying Fund sells a security it does not own.  To complete such a transaction, a Fund or an Underlying Fund must borrow or

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otherwise obtain the security to make delivery to the buyer.  The Fund or the Underlying Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund or the Underlying Fund.  Until the security is replaced, the Fund or the Underlying Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan.  To borrow the security, the Fund or the Underlying Fund also may be required to pay a premium, which would increase the cost of the security sold.  The Fund or the Underlying Fund may also use repurchase agreements to satisfy delivery obligations in short sale transactions.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund or an Underlying Fund closes its short position or replaces the borrowed security, the Fund or the Underlying Fund will:  (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s or the Underlying Fund’s short position.  Each of the Funds or Underlying Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Swap Agreements

The Funds, and certain of the Alternative Strategies Allocation Fund’s and Asset Allocation Funds’ Underlying Funds may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps.  A Fund or an Underlying Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap.  The Inverse High Yield Strategy Fund will primarily employ credit default swaps in order to obtain inverse exposure to the high yield bond market.  A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events.  If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation.  If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the

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event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection. The Inverse High Yield Strategy Fund expects to buy credit default swaps with multiple reference issuers, in which case, payments and settlements in respect of any defaulting reference issuer would typically be dealt with separately from the other reference issuers.

The High Yield Strategy Fund, Inverse High Yield Strategy Fund and Multi-Hedge Strategies Fund and Long/Short Commodities Strategy Fund may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection.  The High Yield Strategy Fund is usually a net seller of credit default swaps and the Inverse High Yield Strategy Fund is usually a net buyer of credit default swaps, but each Fund may buy or sell credit default swaps. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) entered into by the Funds or the Underlying Funds calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s or an Underlying Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

A Fund’s or an Underlying Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund or the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s or an Underlying Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s or an Underlying Fund’s illiquid investment limitations.  A Fund or an Underlying Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy.  A Fund or an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the High Yield Strategy Fund, Inverse High Yield Strategy Fund, or Multi-Hedge Strategies Fund is selling credit protection, the default of a third party issuer.

Each Fund, and in the case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, certain of the Underlying Funds, may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay a Fund or an Underlying Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  The Fund or the Underlying Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund or an Underlying Fund on any swap agreement should be the

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gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund or the Underlying Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.  A Fund or an Underlying Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.  In cases where a Fund or an Underlying Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund or the Underlying Fund will be required to earmark and reserve the full notional amount of the credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund or an Underlying Fund is contractually obligated to make.  If a swap counterparty defaults, a Fund’s or an Underlying Fund’s risk of loss consists of the net amount of payments that such Fund or Underlying Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of a Fund’s or an Underlying Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by a Fund’s or an Underlying Fund’s custodian.  Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds, the Underlying Funds, and their Advisor, or in the case of the Equity Market Neutral Fund, SGI, believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market.  The Advisor and SGI, under the supervision of the Board, are responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund or an Underlying Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Time Deposits and Eurodollar Time Deposits

The Money Market Fund, and in the case of the Asset Allocation Funds, certain of the Underlying Funds may invest in Time Deposits, and specifically Eurodollar Time Deposits. Time Deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution.  However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. Eurodollars are deposits denominated in dollars at banks outside of the United States and Canada and thus, are not under the jurisdiction of the Federal Reserve. Because Eurodollar Time Deposits are held by financial institutions outside of the United States and

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Canada, they may be subject to less regulation and therefore, may pose more risk to the Fund than investments in their U.S. or Canadian counterparts.

Tracking Error

The following factors may affect the ability of the Domestic Equity Funds, International Equity Funds, Specialty Funds (except the Real Estate Fund), Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund, and in the case of the Alternative Strategies Allocation and Asset Allocation Funds, certain of the Underlying Funds, to achieve correlation with the performance of their respective benchmarks:  (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) a Fund or an Underlying Fund holding less than all of the securities in the underlying index and/or securities not included in the underlying index being held by a Fund or Underlying Fund; (4) an imperfect correlation between the performance of instruments held by a Fund or Underlying Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) a Fund or Underlying Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; (9) the need to conform a Fund’s or Underlying Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the Europe 1.25x Strategy Fund’s and Japan 2x Strategy Fund’s respective underlying indices and the time the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund price their shares at the close of the New York Stock Exchange (“NYSE”); or (11) market movements that run counter to a leveraged Fund’s or leveraged Underlying Fund’s investments.  Market movements that run counter to a leveraged Fund’s or leveraged Underlying Fund’s investments will cause some divergence between the Fund or Underlying Fund and its benchmark over time due to the mathematical effects of leveraging.  The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund or Underlying Fund is leveraged.  The tracking error of a leveraged Fund or leveraged Underlying Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund or Underlying Fund from its benchmark may be significant. As a result of fair value pricing, the day-to-day correlation of the Europe 1.25x Strategy and Japan 2x Strategy Funds’ performance may tend to vary from the closing performance of the Europe 1.25x Strategy and Japan 2x Strategy Funds’ respective underlying indices. However, all of the Domestic Equity Funds’, International Equity Funds’, Specialty Funds’ (except the Real Estate Fund), Government Long Bond 1.2x Strategy Fund’s, Inverse Government Long Bond Strategy Fund’s, Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund’s, performance attempts to correlate highly with the movement in their respective underlying indices over time.

U.S. Government Securities

The Government Long Bond 1.2x Strategy Fund invests primarily in U.S. government securities, and each of the other Funds may invest in U.S. government securities.  The Specialty Funds (except the Real Estate Fund), Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and in the case of the Alternative Strategies Allocation and Asset Allocation Funds, certain of the Underlying Funds, may enter into short transactions in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to,

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obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Government Long Bond 1.2x Strategy Fund will invest in such U.S. government securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship.  Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”).  Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets.  This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership.  On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years.  As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

When-Issued and Delayed-Delivery Securities

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction).  These securities are subject to market fluctuation and no interest accrues to the purchaser during this period.  At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV.  A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund’s net assets would be so invested.  At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.  The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.  The Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.

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Zero Coupon Bonds

The Long/Short Commodities Strategy Fund, Fixed Income Funds, Multi-Hedge Strategies Fund, Alternative Strategies Allocation Fund, Managed Futures Strategy Fund, and Asset Allocation Funds may invest in U.S. Treasury zero-coupon bonds.  These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.  Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments.  Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity.  Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”).  While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds.  Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS

Banking Fund

The Fund may invest in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans.  In addition, these companies may offer services such as merchant banking, consumer and commercial finance, brokerage, financial planning, wealth management, leasing, mortgage finance and insurance. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale.

SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities.  These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be “principally engaged” in this Fund’s business activity.  Rule 12d3-1 under the 1940 Act, allows investment portfolios such as the Fund, to invest in companies engaged in securities-related activities subject to certain conditions.  Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase.  The Fund may purchase securities of an issuer that derived more than 15% of it gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

a.             the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that issuer;

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b.             for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class;

c.             for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities.

In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest.  All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase.  With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised.  The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met.  The purchase of a general partnership interest in a securities-related business is prohibited.

Basic Materials Fund

The Fund may invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials as well as intermediate goods used in the industrial sector.  The Fund may invest in companies handling products such as chemicals, lumber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund may also invest in the securities of mining, processing, transportation, and distribution companies primarily involved in this sector.

Biotechnology Fund

The Fund may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes.  These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).

Consumer Products Fund

The Fund may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally.  The Fund also may invest in companies that manufacture, wholesale or retail non-durable goods such as beverages, tobacco, household and personal care products.  The Fund may invest in owners and operators of distributors, food retail stores, pharmacies, hypermarkets and super centers selling food and a wide-range of consumer staple products. The Fund may invest in distillers, vintners and producers of alcoholic beverages, beer, malt liquors, non-alcoholic beverages (including mineral water). The Fund may invest in producers of agricultural products (crop growers, owners of plantations) and companies that produce and process food, producers of packaged foods (including dairy products, fruit juices, meats, poultry, fish and pet foods) and producers of non-durable household products (including detergents, soaps, diapers and other tissue and household paper products).

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The Fund may also invest in manufacturers of personal and beauty care products, including cosmetics and perfumes.

Electronics Fund

The Fund may invest in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.  In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided manufacturing (“CAD/CAM”), computer-aided engineering, and robotics), lasers and electro-optics, and other developing electronics technologies.

Energy Fund

The Fund may invest in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power.  The business activities of companies in which the Fund may invest include production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to pollution control.  Companies participating in new activities resulting from technological advances or research discoveries in the energy field may also be considered for this Fund.

Energy Services Fund

The Fund may invest in companies in the energy services field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power.  The Fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging.  Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service.  Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data.  The Fund may also invest in companies with a variety of underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy related capital equipment, mining related equipment or services, and high technology companies serving these industries.

Financial Services Fund

The Fund may invest in companies that are involved in the financial services sector, including commercial and investment banks, savings and loan associations, consumer and industrial finance companies, investment banking, asset management, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear.  For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership.  Some primarily retail corporations have expanded into securities and insurance industries.

SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management

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activities.  These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be “principally engaged” in this Fund’s business activity.  Rule 12d3-1 under the 1940 Act, allows investment portfolios such as this Fund, to invest in companies engaged in securities-related activities subject to certain conditions.  Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase.  The Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

a.                                       the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that issuer;

b.                                      for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class;

c.                                       for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities.

In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest.  All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase.  With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised.  The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met.  The purchase of a general partnership interest in a securities-related business is prohibited.

Health Care Fund

The Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.  Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

Internet Fund

The Fund may invest in companies that are involved in the Internet sector including companies which the Advisor believes should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.  Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware or software which impacts Internet commerce; or provide Internet access to consumers and businesses.

Leisure Fund

The Fund may invest in companies engaged in the design, production, or distribution of goods or services in the leisure industries including television and radio broadcasting or manufacturing (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas.  Other goods and services may include toys and games (including video and other

39

electronic games), amusement and theme parks, travel and travel-related services, lodging, restaurants, leisure equipment and gaming casinos.

Precious Metals Fund

The Fund may invest in the equity securities of U.S. and foreign companies that are involved in the precious metals sector (“Precious Metals Companies”).  Precious Metals Companies include precious metals manufacturers; distributors of precious metals products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies.

Retailing Fund

The Fund may invest in companies that are involved in the retailing sector including companies engaged in merchandising finished goods and services primarily to individual consumers. The Fund may also invest in companies primarily distributing goods to merchandisers.  Companies in which the Fund may invest include general merchandise retailers, department stores, internet retailers and any specialty retailers selling a single category of merchandise such as apparel, toys, jewelry, consumer electronics, home furnishings or home improvement products.  The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.

Technology Fund

The Fund may invest in companies that are involved in the technology sector including companies that the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.  These may include, for example, companies that develop, produce, or distribute products or services in the computer, semiconductor, electronics and communications.

Telecommunications Fund

The Fund may invest in companies that are involved in the telecommunications sector including companies engaged in the development, manufacture, or sale of communications services and/or equipment.  Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide-area product networks; satellite, microwave and cable television; Internet access; and equipment used to provide these products and services.  Long-distance telephone companies may also have interests in developing technologies, such as fiber optics and data transmission.  Certain types of companies in which the Fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

Transportation Fund

The Fund may invest in companies that are involved in the transportation sector, including companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment.  Transportation services may include companies involved in the movement of freight and/or people such as airline, railroad, ship, truck, and bus companies.  Other service companies include those that provide leasing and maintenance for automobiles, trucks, containers, rail cars, and planes.  Equipment manufacturers include makers of trucks, automobiles, planes, containers, rail cars, or any other mode of transportation and their related products.  In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

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Utilities Fund

The Fund will invest primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations as described in the Fund’s Prospectus.  Such companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies involved in the public communication field, including telephone, telegraph, satellite, microwave and other public communication facilities.

DESCRIPTION OF THE MONEY MARKET FUND

The Money Market Fund seeks to provide security of principal, high current income, and liquidity.  The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. government securities.

The Money Market Fund is governed by SEC rules that impose certain liquidity, maturity and diversification requirements.  The Money Market Fund’s assets are valued using the amortized cost method, which enables the Money Market Fund to maintain a stable NAV.  All securities purchased by the Money Market Fund must have remaining maturities of 397 days or less.  Although the Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

MORE INFORMATION ABOUT CERTAIN OF THE FUNDS’ BENCHMARKS

Long/Short Commodities Strategy Fund

Index Description.  The JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index (the “Core Commodity-IGAR Sigma Long-Short Index” or “Commodity-IGAR Sigma” or the “Index”) is a quantitative rules-based momentum strategy, which examines commodity price trends and the consistency of those trends and references synthetic long or synthetic short positions in a limited number of commodity constituents.  Furthermore, the underlying Index is a total return index, which means the returns of the Index include (a) the price return and roll yields (positive or negative) associated with its commodity components and (b) a Treasury Bill rate of interest that are earned on the hypothetical amounts committed to the trading of the synthetic commodity positions. The commodity constituents are drawn from a limited universe of 14 sub-indices of the S&P GSCITM Excess Return Index (Aluminum, Brent Crude, Copper, Corn, Crude Oil, Gold, Heating Oil, Lead, Natural Gas, Nickel, Silver, Soybeans, Unleaded Gasoline, Wheat). Historical performance data for each constituent is run through Commodity-IGAR Sigma algorithms on a monthly basis.  The algorithms test each constituent’s performance and the consistency of its momentum. Each day on which the index is valued will be referred to as an “Index Valuation Day.” On the tenth Index Valuation Day of each month, the long performance test filters out constituents that have not demonstrated one-year appreciation, and the short performance test filters out constituents that have not demonstrated one-year depreciation.  The long consistency test filters out constituents that have not demonstrated consistent positive monthly performance over a one-year period, attributing greater weight to more recent monthly periods.  The short consistency test filters out constituents that have not demonstrated consistent negative monthly performance over a one-year period, attributing greater weight to more recent monthly periods.  The long reversal test filters out constituents which have displayed a return over the last monthly period of -10% (minus ten percent) or less. The short reversal test filters out constituents which have displayed a return over the last monthly period of +10% (plus ten percent) or better. Based on the performance tests, the consistency tests and the reversal tests, the Index Calculation Agent selects the constituents to

41

be rebalanced.  Up to seven constituents that are ranked with the strongest positive performance and successfully pass both the long consistency test and the long reversal test are assigned a long target weight of one-seventh (1/7) in the synthetic portfolio until the next monthly rebalancing; provided, however that the synthetic position size may be adjusted downward based on historical volatility.  Additionally, up to seven constituents that are ranked with the strongest negative performance and successfully pass both  the short consistency test and the short reversal test are assigned a short target weight of one-seventh (1/7) in the synthetic portfolio until the next monthly rebalancing; provided, however that the synthetic position size may be adjusted downward based on historical volatility. Except for those constituents who are subject to conditions set forth above, the weighting of one-seventh will apply to each of the strongest long and short constituents even if their number is less than seven.  The remaining constituents are assigned a weight of zero percent (0%). Each month, the notional amount invested in the index is split into five equal parts, each of which is rebalanced according to the above methodology on one of five consecutive business days.  Position sizes may be reduced from 1/7th of the portfolio in times when commodity prices are experiencing high amounts of historical volatility as measured by the trailing 21-day and 63-day periods. Positions will be scaled on each re-weighting date so that historical volatility is less than 20% per annum on the trailing 21-day and 63-day periods.

Index Calculation.  The Index compiles and rebalances monthly a synthetic portfolio drawn from a universe of 14 of the 24 components of the S&P GSCITM. The Index is rebalanced using an investment strategy that is generally known as momentum investing. The rebalancing method therefore seeks to capitalize on positive and negative trends in the U.S. dollar level of the constituents on the assumption that if certain constituents performed well or poorly in the past they will continue to perform well or poorly in the future.  The allocation among the constituents within the synthetic portfolio is rebalanced monthly.  The strategy synthetically invests in up to seven long and seven short positions in constituents, currently from a universe of 14 constituents of the S&P GSCITM, based upon absolute historic one-year performance and consistent historical monthly appreciation and the conditions set forth above.  The seven constituents with strongest  positive performance and the seven constituents with the weakest negative performance that pass both their relevant consistency test (long or short) and their relevant reversal test (long or short) are included in the synthetic portfolio and assigned weightings equal to  one-seventh (for constituents with the strongest positive performance that pass the long consistency test) or minus one-seventh (for constituents with the weakest negative performance that pass the short consistency test), as applicable, within the synthetic portfolio for the month in which it is included, unless such constituent is affected by conditions set forth above.  On each re-weighting date (as defined below), the Index Calculation Agent will also scale the long and short exposure of the Index so that the historical volatility of the index is less than 20% per annum, as measured based on the maximum volatility displayed in trailing 21-day and 63-day periods.  References to days herein refers to days on which all of the constituents are scheduled to trade.  In other words, if either of the annualized 21-day historical volatility and the annualized 63-day historical volatility of the Index was greater than 20% per annum, the notional exposure in the synthetic portfolio would be adjusted downward to achieve an annualized historical volatility of 20% as measured by the 21-day and 63-day trailing period.  Realized volatility may be greater than or less than the 20% per annum cap, during the monthly period because this change will only be made on each re-weighting date.  Additionally, the notional exposure will only be adjusted downward and will not be increased if the 21-day and 63-day historical volatility is less than the cap of 20%.  The synthetic portfolio can therefore concurrently have long exposure of up to 100% of the synthetic portfolio’s notional amount and short exposure of up to 100% of the synthetic portfolio’s notional amount for a total gross notional exposure of 200% in the commodities markets. In other words, for every $100 invested, an investor can theoretically be long $100 of commodities exposure and short $100 of commodities exposure and therefore could have gross notional exposure of $200 to commodities. In the event that fewer than seven constituents with positive performance or seven constituents with negative performance pass their respective consistency algorithms and reversal tests, one-seventh (for constituents with the strongest positive performance) or minus one-seventh (for

42

constituents with the weakest negative performance), as applicable, of the synthetic portfolio will be deemed uninvested during that month for each of the positions that are unfilled by an included constituent.

It is expected that the universe of potential constituents will continue to be limited to a current universe of 14 components of the S&P GSCITM. The S&P GSCITM single commodity components are chosen as the constituents because of their wide usage as commodity contract price benchmarks. In certain circumstances, the Index Calculation Agent may exclude or substitute constituents in its sole discretion.

Rebalancing.  Unless postponed, because of market conditions described more specifically in the Index Rules, the Index will be re-weighted on the eleventh Index Valuation Day of every month (each, a “Re-weighting Date”).  On each Re-weighting Date, the notional amount of the synthetic commodities portfolio will be divided into five equally weighted parts and re-weighted at the close of trading on such Re-weighting Date.  After such re-weighting, these five parts of the notional amount will be separately rebalanced into the selected constituents on the twelfth, thirteenth, fourteenth, fifteenth and sixteenth Index Valuation Days of every month, subject to  a postponement as described above.

Date of the Underlying Benchmark’s Commencement.  The commencement date for the Index was June 15, 2009.

Index Availability.  The value of the Index is published each trading day under the Bloomberg ticker symbol “CMDSLSTR”. JPMorgan is not responsible for the dissemination of information through Bloomberg, and on certain trading days, the Index Level, may not be published on Bloomberg as a result of technical reasons, force maieure or other reasons outside the control of JPMorgan.

Managed Futures Strategy Fund

Index Description.  The S&P Diversified Trends Indicator® is a diversified, investable methodology that attempts to capture profits from trending prices in futures markets.  It consists of 24 futures contracts (“components”), allocated 50% to financials (i.e., interest rates and currencies) and 50% to commodities (energy, metals, etc.).  These components are grouped into 14 sectors (weighted by relative significance) which will be positioned either long or short based on their prices relative to their moving averages (energy is never short, but will go flat if a short indicator is present).

Index Calculation.  Of the factors considered in determining the S&P Diversified Trends Indicator® components and weights, liquidity—the volume and notional size of futures contracts traded—is one of the most important.  Liquidity is an indication both of the significance of a particular market and the ability to trade with minimal market impact. All the components of the indicator are consistently in the lists of top contracts traded in the U.S.  Investability is another important consideration.  Other liquid contracts may exist, but exceptionally large contract values (i.e., $1,000,000 per contract for Eurodollar futures) would make the cost to replicate the indicator very inefficient.  Contracts are limited to those traded on U.S. exchanges to minimize any impact from major differences in trading hours, avoid currency exchange calculations, and allow for similar closing times and holiday schedules.

Weightings of the financial sectors are based on, but not directly proportional, to GDP. Instead, the financials of the countries with a GDP of greater than $3 trillion are placed into tier 1 and countries with a GDP of less than $3 trillion are placed in tier 2.  Tier 1 financials are meant to be close in weight, with slight relative tilts towards those from the larger economies.  Thus, the U.S.-based financials have a higher importance than the euro currency.  Tier 2 markets are weighted approximately proportionate to each other, but have some adjustments for liquidity, trading significance, and potential correlation to tier 1 markets.  For example, the Canadian Dollar component receives a 1% weighting due to Canada’s

43

historical economic connection with the U.S.  By not weighting the financials of the largest GDP countries so high, the tier weighting approach increases diversification.

Commodity weights are based on generally known world production levels. A reasonability test is to compare weights with established commodity-specific indices, such as the Goldman Sachs Commodity Index (GSCI) and Dow Jones-AIG Commodity Index (DJ-AIG).  When divided in half to match the fact that commodities are only half the weight of the S&P Diversified Trends Indicator®, the production allocations compare fairly closely.  The exception to this is the significantly higher Energy weighting in the GSCI due to strict adherence to production figures.

Rebalancing.  Rebalancing is regularly scheduled.  The 14 sectors are rebalanced monthly to their fixed weights.  The 24 components that comprise the sectors are rebalanced at the end of each year.  Rebalancing the components annually allows market actions to determine which components are relatively more important.

Date of the Underlying Benchmark’s Commencement.  The commencement date for the Benchmark was December 31, 2003.

Index Availability.  The Benchmark is calculated continuously and widely disseminated to major data vendors.

SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED AND LEVERAGED INVERSE INVESTMENT STRATEGIES

To the extent discussed above and in the Prospectus, the Domestic Equity Funds (except the NASDAQ-100®, Russell 2000®, and S&P 500, S&P MidCap 400 and S&P SmallCap 600 Funds), International Equity Funds, Fixed Income Funds (except the High Yield Strategy Fund), and Specialty Funds (except the Commodities Strategy and Real Estate Funds), present certain risks, some of which are further described below.

Leverage. The Dow 2x Strategy, NASDAQ-100® 2x Strategy, Russell 2000® 2x Strategy, S&P 500 2x Strategy, Mid-Cap 1.5x Strategy, Nova, Russell 2000® 1.5x Strategy, Europe 1.25x Strategy, Japan 2x Strategy, Government Long Bond 1.2x Strategy, and Strengthening Dollar 2x Strategy Funds (the “Leveraged Funds”) and the Inverse Dow 2x Strategy, Inverse NASDAQ-100® 2x Strategy, Inverse Russell 2000® 2x Strategy, Inverse S&P 500 2x Strategy, and Weakening Dollar 2x Strategy Funds (the “Leveraged Inverse Funds”) and Alternative Funds employ leverage as a principal investment strategy and each of the Leveraged Funds, Leveraged Inverse Funds, Commodities Strategy Fund, and Alternative Funds may borrow or use other forms of leverage for investment purposes.  Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a fund achieves the right to a return on a capital base that exceeds the amount the fund has invested. Leverage creates the potential for greater gains to shareholders of the Leveraged Funds, Leveraged Inverse Funds and Alternative Funds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the shares of each of the Leveraged Funds, Leveraged Inverse Funds, Commodities Strategy Fund, and Alternative Funds. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Leveraged Funds, Leveraged Inverse Funds, Commodities Strategy Fund and Alternative Funds to pay interest, which would decrease the Leveraged Funds’, Leveraged Inverse Funds’, Commodities Strategy Fund’s, and Alternative Funds’ total return to shareholders. If the Leveraged Funds, Leveraged Inverse Funds, Commodities Strategy Fund and Alternative Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these Funds not been leveraged.

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Special Note Regarding the Correlation Risks of the Leveraged Funds and Leveraged Inverse Funds. As discussed in the Prospectus, each of the Leveraged Funds and Leveraged Inverse Funds are “leveraged” funds in the sense that each has an investment objective to match a multiple of the performance of an index on a given day. The Leveraged Funds and Leveraged Inverse Funds are subject to all of the risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from the Leveraged Funds and Leveraged Inverse Funds use of leverage. For periods greater than one day, the use of leverage tends to cause the performance of a Leveraged Fund or Leveraged Inverse Fund to be either greater than, or less than, the Underlying Index performance times the stated multiple in the fund objective.

A Leveraged Fund’s or Leveraged Inverse Fund’s return for periods longer than one day is primarily a function of the following:  (a) index performance; (b) index volatility; (c) financing rates associated with leverage; (d) other fund expenses; (e) dividends paid by companies in the index; and (f) period of time.

A leveraged fund’s performance can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated fund returns for a number of combinations of index performance and index volatility over a one year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, the fund’s performance would be lower than shown.

The first table below shows the estimated fund return over a one-year period for a leveraged fund that has an investment objective to correspond to twice (200% of) the daily performance of an index. The leveraged fund could be expected to achieve a 30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectus.  However, as the table shows, with an index volatility of 20%, such a fund would return 27%, again absent any costs or other factors described above and in the Prospectus.  In the charts below, unshaded areas represent those scenarios where a leveraged fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the leveraged fund’s investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund’s investment objective.

Leveraged Fund Median Annual Returns

Index Performance		Market Volatility
One Year Index Performance	200% of One Year Index Performance	10%	15%	20%	25%	30%	35%	40%	45%	50%
-40%	-80%	-64%	-64%	-65%	-65%	-67%	-68%	-69%	-70%	-71%
-35%	-70%	-58%	-59%	-59%	-60%	-62%	-63%	-64%	-65%	-66%
-30%	-60%	-52%	-53%	-52%	-53%	-55%	-56%	-58%	-60%	-61%
-25%	-50%	-45%	-46%	-46%	-47%	-48%	-50%	-52%	-53%	-55%
-20%	-40%	-36%	-37%	-39%	-40%	-41%	-43%	-44%	-47%	-50%
-15%	-30%	-29%	-29%	-30%	-32%	-33%	-36%	-38%	-40%	-43%
-10%	-20%	-20%	-21%	-23%	-23%	-26%	-28%	-31%	-32%	-36%
-5%	-10%	-11%	-12%	-13%	-16%	-18%	-20%	-23%	-25%	-29%
0%	0%	-1%	-2%	-4%	-6%	-8%	-11%	-14%	-17%	-20%
5%	10%	9%	8%	6%	3%	2%	-3%	-5%	-8%	-12%
10%	20%	19%	19%	16%	15%	10%	9%	4%	0%	-5%
15%	30%	31%	29%	27%	25%	21%	19%	15%	11%	6%
20%	40%	43%	41%	38%	35%	32%	27%	23%	18%	13%
25%	50%	54%	52%	50%	48%	43%	39%	34%	29%	22%
30%	60%	69%	64%	62%	58%	56%	49%	43%	39%	34%
35%	70%	79%	77%	75%	70%	68%	61%	57%	50%	43%
40%	80%	92%	91%	88%	82%	81%	73%	67%	62%	54%

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The second table below shows the estimated fund return over a one-year period for a leveraged inverse fund that has an investment objective to correspond to twice (200% of)  the opposite of the daily performance of an index. The leveraged inverse fund could be expected to achieve a -30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectus.  However, as the table shows, with an index volatility of 20%, such a fund would return -33%, again absent any costs or other factors described above and in the Prospectus.  In the charts below, unshaded areas represent those scenarios where a leveraged fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the leveraged fund’s investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund’s investment objective.

Leveraged Inverse Fund Median Annual Returns

Index Performance		Market Volatility
One Year Index Performance	200% Inverse of One Year Index Performance	10%	15%	20%	25%	30%	35%	40%	45%	50%
-40%	80%	165%	153%	145%	127%	114%	99%	74%	57%	35%
-35%	70%	130%	122%	109%	96%	84%	68%	51%	32%	17%
-30%	60%	98%	93%	79%	68%	58%	46%	29%	16%	1%
-25%	50%	73%	68%	58%	49%	36%	26%	13%	2%	-13%
-20%	40%	51%	45%	39%	31%	20%	12%	-2%	-11%	-23%
-15%	30%	35%	29%	23%	16%	6%	-2%	-12%	-22%	-30%
-10%	20%	20%	16%	9%	3%	-5%	-13%	-21%	-30%	-39%
-5%	10%	8%	5%	-2%	-8%	-14%	-21%	-30%	-38%	-46%
0%	0%	-3%	-7%	-12%	-17%	-23%	-28%	-37%	-44%	-51%
5%	-10%	-12%	-15%	-19%	-25%	-31%	-35%	-43%	-47%	-55%
10%	-20%	-19%	-23%	-27%	-32%	-36%	-43%	-47%	-53%	-59%
15%	-30%	-27%	-29%	-32%	-37%	-42%	-46%	-53%	-58%	-63%
20%	-40%	-33%	-35%	-38%	-42%	-46%	-50%	-56%	-60%	-66%
25%	-50%	-38%	-40%	-43%	-47%	-51%	-55%	-59%	-64%	-68%
30%	-60%	-43%	-44%	-47%	-51%	-55%	-59%	-62%	-66%	-71%
35%	-70%	-46%	-49%	-52%	-53%	-58%	-61%	-66%	-68%	-73%
40%	-80%	-50%	-52%	-55%	-57%	-61%	-64%	-68%	-71%	-75%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged fund. A Leveraged Fund’s or Leveraged Inverse Fund’s actual returns may be

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significantly greater or less than the returns shown above as a result of any of the factors discussed above and in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund’s outstanding shares, whichever is less.

Fundamental Policies of the Domestic Equity Funds (except the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, Nova Fund, and NASDAQ-100® Fund), Sector Funds (except the Precious Metals Fund), International Equity Funds, Specialty Funds, Opportunistic Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternative Funds and Asset Allocation Funds

Each Fund shall not:

1.                                       Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing (such investment strategies are only limited by the Fund’s ability to purchase securities or segregate assets equal to the Fund’s investment). Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.  The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

2.                                       Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3.                                       Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts (except that, for the Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund only the limitations and exceptions pertaining to the purchase and sale of  real estate shall apply).

4.                                       Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5.                                       Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6.                                       Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases (this limitation does not apply to the Commodities Strategy Fund, Long/Short Commodities Strategy Fund or Managed Futures Strategy Fund).

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7.                                       Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, (i) to the extent the benchmark selected for a particular Domestic Equity Fund, International Equity Fund, Specialty Fund (except the Real Estate Fund), the Long/Short Commodities Strategy Fund or the Managed Futures Strategy Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry; and (ii) a Sector Fund or the Real Estate Fund will be concentrated in an industry or group of industries within a sector.  This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

With the exception of investments in shares of investment companies, the Alternative Strategies Allocation Fund and each Asset Allocation Fund shall not:

8.                                       With respect to 75% of the Fund’s assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund shall not:

9.                                       Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts on commodities or commodity contracts, options on futures contracts on commodities or commodity contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

Fundamental Policies of the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, Nova Fund, NASDAQ-100® Fund, Precious Metals Fund, Government Long Bond 1.2x Strategy Fund, and Inverse Government Long Bond Strategy Fund

Each Fund shall not:

10.                                 Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies, and limitations; or (ii) by engaging in repurchase agreements with respect to portfolio securities; or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

11.                                 Underwrite securities of any other issuer.

12.                                 Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may

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purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

13.                                 Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 14, 15, 16, and 17, as applicable to the Fund.

14.                                 Pledge, mortgage, or hypothecate the Fund’s assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with: (i) the writing of covered put and call options; (ii) the purchase of securities on a forward-commitment or delayed-delivery basis; and (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

15.                                 Invest in commodities, except that a Fund may purchase and sell futures contracts, including those relating to securities, currencies, indices, and options on futures contracts or indices and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

15.1                          The Precious Metals Fund may (a) trade in futures contracts and options on futures contracts; or (b) invest in precious metals and precious minerals.

16.                                 Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except that, to the extent the benchmark selected for the Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry).  This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

16.1                           The Precious Metals Fund will invest 25% or more of the value of its total assets in securities in the metals-related and minerals-related industries.

17.                                 Borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund’s total assets from a bank or (ii) in an amount up to one-third of the value of the Fund’s total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments.  This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

17.1                          The Nova Fund and the Government Long Bond 1.2x Strategy Fund may borrow money, subject to the conditions of paragraph 17, for the purpose of investment leverage.

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17.2                          The Inverse Government Long Bond Strategy Fund may borrow money, subject to the conditions of paragraph 17, but shall not make purchases while borrowing in excess of 5% of the value of its assets.  For purposes of this subparagraph, Fund assets invested in reverse repurchase agreements are included in the amounts borrowed.

18.                                 Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.  The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin.  The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost (“selling against the box”).

18.1                          The Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, and Inverse Government Long Bond Strategy Fund may engage in short sales of portfolio securities or maintain a short position if at all times when a short position is open (i) the Fund maintains a segregated account with the Fund’s custodian to cover the short position in accordance with the position of the SEC or (ii) the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Fundamental Policies of the Money Market Fund

The Money Market Fund shall not:

19.                                 Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

20.                                 Lend the Money Market Fund’s portfolio securities in excess of 15% of the Money Market Fund’s total assets.  Any loans of the Money Market Fund’s portfolio securities will be made according to guidelines established by the Board, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

21.                                 Issue senior securities, except as permitted by the Money Market Fund’s investment objectives and policies.

22.                                 Write or purchase put or call options.

23.                                 Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

24.                                 Mortgage, pledge, or hypothecate the Money Market Fund’s assets except to secure permitted borrowings.  In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

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25.                                 Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

Each Fund may not:

1.                                       Invest in warrants (this limitation does not apply to the S&P 500 Fund, Russell 2000® Fund, Russell 2000® 2x Strategy Fund, Multi-Hedge Strategies Fund or Asset Allocation Funds).

2.                                       Invest in real estate limited partnerships (this limitation does not apply to the Real Estate Fund).

3.                                       Invest in mineral leases (this limitation does not apply to the Russell 2000® 2x Strategy Fund, S&P 500 Fund, Russell 2000® Fund, Multi-Hedge Strategies Fund or Asset Allocation Funds).

4.                                       Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or (F), if such Fund is an Asset Allocation Underlying Fund or an Alternative Strategies Allocation Underlying Fund.

The Domestic Equity Funds (except the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, Nova Fund, and NASDAQ-100® Fund), Sector Funds, International Equity Funds, Commodities Strategy Fund, Long/Short Commodities Strategy Fund, Opportunistic Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternative Funds and Asset Allocation Funds may not:

5.                                       Pledge, mortgage or hypothecate assets except to secure borrowings permitted by Fundamental Policy Nos. 1 and 17 above, or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

6.                                       Invest in companies for the purpose of exercising control (this policy does not apply to the Russell 2000® 2x Strategy Fund, Inverse Russell 2000® 2x Strategy Fund, S&P 500 Fund, Russell 2000® Fund, Long/Short Commodities Strategy Fund, International Opportunity Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternative Strategies Allocation Fund, Managed Futures Strategy Fund and Asset Allocation Funds).

7.                                       Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

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8.                                       Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

9.                                       Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, and Russell 2000® 1.5x Strategy Fund each may not:

10.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform similarly to the securities of companies in its underlying index, without 60 days’ prior notice to shareholders.

The Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Inverse Russell 2000® 2x Strategy Fund, Inverse S&P 500 2x Strategy Fund, Inverse S&P 500 Strategy Fund, Inverse NASDAQ-100® Strategy Fund, and Inverse Russell 2000® Strategy Fund each may not:

11.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite the securities of companies in its underlying index, without 60 days’ prior notice to shareholders.

The S&P 500 Fund, NASDAQ-100® Fund, and Russell 2000® Fund each may not:

12.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The Mid-Cap 1.5x Strategy Fund may not:

13.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index (currently, the S&P MidCap 400® Index) and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The Inverse Mid-Cap Strategy Fund may not:

14.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies in its underlying index (currently, the S&P MidCap 400® Index) without 60 days’ prior notice to shareholders.

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The S&P 500 Pure Growth Fund may not:

15.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index (currently, the S&P 500 Pure Growth Index) and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The S&P 500 Pure Value Fund may not:

16.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index (currently, the S&P 500 Pure Value Index) and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The S&P MidCap 400 Pure Growth Fund may not:

17.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index (currently, the S&P MidCap 400 Pure Growth Index) and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The S&P MidCap 400 Pure Value Fund may not:

18.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index (currently, the S&P MidCap 400 Pure Value Index) and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The S&P SmallCap 600 Pure Growth Fund may not:

19.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index (currently, the S&P SmallCap 600 Pure Growth Index) and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The S&P SmallCap 600 Pure Value Fund may not:

20.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index (currently, the S&P SmallCap 600 Pure Value Index) and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

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Each Sector Fund and the Real Estate Fund may not:

21.                                 Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) of companies in its respective sector without 60 days’ prior notice to shareholders.

The Europe 1.25x Strategy Fund may not:

22.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index (currently, the STOXX 50 IndexSM) and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The Japan 2x Strategy Fund may not:

23.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in its underlying index (currently, the Nikkei 225 Stock Average) and derivatives and other instruments whose performance is expected to correspond to that of the underlying index without 60 days’ prior notice to shareholders.

The Government Long Bond 1.2x Strategy Fund and the Money Market Fund each may not:

24.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by the U.S. government (and derivatives thereof) without 60 days’ prior notice to shareholders.

The Inverse Government Long Bond Strategy Fund may not:

25.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. government without 60 days’ prior notice to shareholders.

The High Yield Strategy Fund may not:

26.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination have economic characteristics similar to the U.S. and Canadian high yield bond markets and/or in high yield debt securities without 60 days’ prior notice to shareholders.

The Inverse High Yield Strategy Fund may not:

27.                                 Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination should provide inverse exposure to the U.S. and Canadian high yield bond markets without 60 days’ prior notice to shareholders.

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The Managed Futures Strategy Fund may not:

28.           Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the underlying benchmark (as that term is defined in the Fund’s Prospectus), without 60 days’ prior notice to shareholders.

The Equity Market Neutral Fund may not:

29.           Change its investment strategy to invest substantially all (at least 80%) of its net assets in equity securities and/or derivatives thereof.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above under the heading “Fundamental Policies of the Domestic Equity Funds (except the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, Nova Fund, and NASDAQ-100® Fund), Sector Funds (except the Precious Metals Fund), International Equity Funds, Specialty Funds, Opportunistic Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternative Funds and Asset Allocation Funds” and in paragraph 10 above under the heading “Fundamental Policies of the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, Nova Fund, NASDAQ-100® Fund, Precious Metals Fund, Government Long Bond 1.2x Strategy Fund, and Inverse Government Long Bond Strategy Fund.”  With respect to borrowings in accordance with the limitations set forth in paragraphs 1 and 17, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter.  Further, because open-end investment companies can borrow money only from banks, the limitations set forth in paragraphs 1 and 10 under the headings “Fundamental Policies of the Domestic Equity Funds (except the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, Nova Fund, and NASDAQ-100® Fund), Sector Funds (except the Precious Metals Fund), International Equity Funds, Specialty Funds, Opportunistic Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Alternative Funds and Asset Allocation Funds” and “Fundamental Policies of the Inverse NASDAQ-100® Strategy Fund, Inverse S&P 500 Strategy Fund, Nova Fund, NASDAQ-100® Fund, Precious Metals Fund, Government Long Bond 1.2x Strategy Fund, and Inverse Government Long Bond Strategy Fund,” respectively, apply only when a Fund borrows money from a bank.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor, and in the case of the Equity Market Neutral Fund, SGI, may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint

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execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor or SGI, as applicable, and the Trust’s Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order.  Nonetheless, the Advisor and SGI believe that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

With respect to the Alternative Strategies Allocation and Asset Allocation Funds, the Funds will purchase and sell the principal portion of Fund securities (i.e., shares of the Underlying Funds) by dealing directly with the issuer of the Underlying Funds.  As such, the Funds are not expected to incur brokerage commissions with respect to their investments in the Underlying Funds.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Funds paid the following brokerage commissions:

Fund Name	Fund Inception Date	Aggregate Brokerage Commissions During Fiscal Year Ended 2007		Aggregate Brokerage Commissions During Fiscal Year Ended 2008		Aggregate Brokerage Commissions During Fiscal Year Ended 2009
Dow 2x Strategy Fund	05/03/04	$25,349		$22,927		$14,038
NASDAQ-100® 2x Strategy Fund	10/01/01	$120,638		$54,491		$36,571
Russell 2000® 2x Strategy Fund	10/27/06	$10,358		$11,143		$6,252
S&P 500 2x Strategy Fund	10/01/01	$13,342		$31,943		$49,491
Inverse Dow 2x Strategy Fund	05/03/04	$5,917		$33,089		$26,465
Inverse NASDAQ-100® 2x Strategy Fund	*		**		**		**
Inverse Russell 2000® 2x Strategy Fund	*		**		**		**
Inverse S&P 500 2x Strategy Fund	*		**		**		**
Inverse Mid-Cap Strategy Fund	05/03/04	$1,422		$1,153		$1,569
Inverse NASDAQ-100® Strategy Fund	05/21/01	$62,183		$20,696		$16,415
Inverse Russell 2000® Strategy Fund	05/03/04	$2,989		$5,949		$7,362
Inverse S&P 500 Strategy Fund	06/09/97	$7,497		$29,844		$19,132
Mid-Cap 1.5x Strategy Fund	10/01/01	$64,502		$18,378		$5,390
Nova Fund	05/07/97	$59,047		$49,495		$16,852
NASDAQ-100® Fund	05/07/97	$36,996		$39,014		$13,731
Russell 2000® Fund	*		**		**		**
Russell 2000® 1.5x Strategy Fund	10/01/01	$103,049		$52,303		$33,075
S&P 500 Fund	*		**		**		**
S&P 500 Pure Growth Fund	05/03/04	$65,510		$56,304		$82,963

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Fund Name	Fund Inception Date	Aggregate Brokerage Commissions During Fiscal Year Ended 2007		Aggregate Brokerage Commissions During Fiscal Year Ended 2008		Aggregate Brokerage Commissions During Fiscal Year Ended 2009
S&P 500 Pure Value Fund	05/03/04	$162,643		$112,949		$153,438
S&P MidCap 400 Pure Growth Fund	05/03/04	$106,826		$79,740		$89,177
S&P MidCap 400 Pure Value Fund	05/03/04	$84,659		$73,700		$129,443
S&P SmallCap 600 Pure Growth Fund	05/03/04	$101,123		$119,197		$226,919
S&P SmallCap 600 Pure Value Fund	05/03/04	$79,280		$208,045		$352,370
Banking Fund	05/02/01	$39,502		$108,969		$156,782
Basic Materials Fund	05/02/01	$144,370		$106,112		$124,500
Biotechnology Fund	05/02/01	$91,697		$110,921		$164,867
Consumer Products Fund	05/29/01	$51,027		$59,096		$40,659
Electronics Fund	08/03/01	$108,674		$58,284		$179,426
Energy Fund	05/29/01	$91,525		$69,755		$54,501
Energy Services Fund	05/02/01	$93,356		$73,559		$75,035
Financial Services Fund	07/20/01	$115,768		$43,024		$52,085
Health Care Fund	06/19/01	$119,650		$66,823		$68,248
Internet Fund	05/24/01	$71,873		$47,048		$50,488
Leisure Fund	05/22/01	$41,533		$22,658		$29,985
Precious Metals Fund	05/29/97	$316,558		$474,447		$465,632
Retailing Fund	07/23/01	$30,794		$33,371		$65,608
Technology Fund	05/02/01	$188,299		$50,183		$78,737
Telecommunications Fund	07/27/01	$123,916		$81,215		$77,354
Transportation Fund	06/11/01	$55,901		$89,466		$84,646
Utilities Fund	05/02/01	$131,979		$115,626		$86,007
Europe 1.25x Strategy Fund	10/01/01	$30,535		$35,574		$35,039
Japan 2x Strategy Fund	10/01/01	$9,199		$19,714		$33,160
Commodities Strategy Fund	09/30/05	$16,413		$35,574		$15,224
Long/Short Commodities Strategy Fund	*		**		**		**
Strengthening Dollar 2x Strategy Fund	09/30/05	$0		$11,602		$11,579
Weakening Dollar 2x Strategy Fund	09/30/05	$0		$12,023		$8,447
Real Estate Fund	10/01/01	$115,128		$88,521		$144,994
All-Cap Opportunity Fund	05/01/02	$200,108		$460,841		$367,314
International Opportunity Fund	03/27/08		**	$15,148	***	$40,035
Government Long Bond 1.2x Strategy Fund	08/18/97	$15,870		$15,164		$12,392
Inverse Government Long Bond Strategy Fund	05/01/03	$6,410		$7,220		$18,129
High Yield Strategy Fund	*		**		**		**
Inverse High Yield Strategy Fund	*		**		**		**
Multi-Hedge Strategies Fund	11/29/05	$152,095		$337,904		$161,514

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Fund Name	Fund Inception Date	Aggregate Brokerage Commissions During Fiscal Year Ended 2007		Aggregate Brokerage Commissions During Fiscal Year Ended 2008		Aggregate Brokerage Commissions During Fiscal Year Ended 2009
Equity Market Neutral Fund	*		**		**		**
Alternative Strategies Allocation Fund	05/01/08		**	$395	***	$352
Managed Futures Strategy Fund	11/07/08		**	$175	***	$10,816
All-Asset Strategy Conservative Fund	10/27/06	$26		$290		$0
All-Asset Strategy Moderate Fund	10/27/06	$89		$0		$0
All-Asset Strategy Aggressive Fund	10/27/06	$206		$110		$0
U.S. Government Money Market Fund	05/07/97	$0		$0		$0

*              The Fund has not yet commenced operations.

**           Not in operation for the period indicated.

***         From commencement of operations.

Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as each Fund’s overall volatility.  Changes in the amount of commissions paid by a Fund do not reflect material changes in that Fund’s investment objective or strategies over these periods.

Brokerage Selection.  The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds’ Advisor, and in the case of the Equity Market Neutral Fund, SGI, may select a broker based upon brokerage or research services provided to the Advisor or SGI.  The Advisor or SGI may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) permits the Advisor or SGI, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor or SGI may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  In the case of research services, the Advisor and SGI believe that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and

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securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.  Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor and SGI may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services.  Information so received by the Advisor and SGI will be in addition to and not in lieu of the services required to be performed by the Funds’ Advisor and SGI under the advisory agreement and sub-advisory agreement, respectively.  Any advisory or other fees paid to the Advisor or SGI are not reduced as a result of the receipt of research services.

In some cases the Advisor or SGI may receive a service from a broker that has both a “research” and a “non-research” use.  When this occurs, the Advisor or SGI makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service.  The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor or SGI will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Advisor or SGI faces a potential conflict of interest, but the Advisor and SGI each believe that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering.  In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor or SGI with research services.  The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances.  Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions.  These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust’s fiscal year ended December 31, 2009, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

Fund Name	Total Dollar Amount of Brokerage Commissions for Research Services		Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Dow 2x Strategy Fund	$378		$1,314,211
NASDAQ-100® 2x Strategy Fund	$16		$82,387
Russell 2000® 2x Strategy Fund	$268		$556,336
S&P 500 2x Strategy Fund	$1,247		$4,826,933
Inverse Dow 2x Strategy Fund	$0		$0
Inverse NASDAQ-100® 2x Strategy Fund		*		*
Inverse Russell 2000® 2x Strategy Fund		*		*
Inverse S&P 500 2x Strategy Fund		*		*
Inverse Mid-Cap Strategy Fund	$0		$0

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Fund Name	Total Dollar Amount of Brokerage Commissions for Research Services		Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Inverse NASDAQ-100® Strategy Fund	$0		$0
Inverse Russell 2000® Strategy Fund	$0		$0
Inverse S&P 500 Strategy Fund	$0		$0
Mid-Cap 1.5x Strategy Fund	$292		$792,982
Nova Fund	$1,121		$3,623,812
NASDAQ-100® Fund	$2,527		$10,777,515
Russell 2000® Fund		*		*
Russell 2000® 1.5x Strategy Fund	$1,818		$2,812,187
S&P 500 Fund		*		*
S&P 500 Pure Growth Fund	$2,153		$2,724,187
S&P 500 Pure Value Fund	$5,705		$12,132,438
S&P MidCap 400 Pure Growth Fund	$2,411		$7,073,440
S&P MidCap 400 Pure Value Fund	$6,131		$7,036,894
S&P SmallCap 600 Pure Growth Fund	$12,007		$22,223,207
S&P SmallCap 600 Pure Value Fund	$15,063		$13,711,263
Banking Fund	$9,904		$20,791,782
Basic Materials Fund	$11,613		$47,587,186
Biotechnology Fund	$5,100		$14,752,023
Consumer Products Fund	$3,608		$14,752,023
Electronics Fund	$9,340		$17,351,988
Energy Fund	$6,718		$34,162,160
Energy Services Fund	$8,367		$31,545,592
Financial Services Fund	$3,018		$8,315,824
Health Care Fund	$3,966		$18,428,039
Internet Fund	$3,914		$14,781,710
Leisure Fund	$4,237		$15,059,071
Precious Metals Fund	$9,330		$18,979,296
Retailing Fund	$5,268		$22,001,427
Technology Fund	$5,503		$17,681,797
Telecommunications Fund	$6,288		$12,447,728
Transportation Fund	$6,519		$17,811,371
Utilities Fund	$6,287		$20,643,187
Europe 1.25x Strategy Fund	$1,101		$4,054,646
Japan 2x Strategy Fund	$0		$0
Commodities Strategy Fund	$2,572		$9,712,471
Long/Short Commodities Strategy Fund		*		*
Strengthening Dollar 2x Strategy Fund	$0		$0
Weakening Dollar 2x Strategy Fund	$0		$0
Real Estate Fund	$8,813		$18,663,588

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Fund Name	Total Dollar Amount of Brokerage Commissions for Research Services		Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
All-Cap Opportunity Fund	$36,169		$142,170,111
International Opportunity Fund	$1,664		$4,562,519
Government Long Bond 1.2x Strategy Fund	$0		$0
Inverse Government Long Bond Strategy Fund	$0		$0
High Yield Strategy Fund		*		*
Inverse High Yield Strategy Fund		*		*
Multi-Hedge Strategies Fund	$16,753		$60,524,914
Equity Market Neutral Fund		*		*
Alternative Strategies Allocation Fund	$167		$472,478
Managed Futures Strategy Fund	$0		$0
All-Asset Strategy Conservative Fund	$0		$0
All-Asset Strategy Moderate Fund	$0		$0
All-Asset Strategy Aggressive Fund	$0		$0
Money Market Fund	$0		$0

*              Not in operation for the period indicated.

**           From commencement of operations.

Brokerage with Fund Affiliates.  A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, and in the case of the Equity Market Neutral Fund, SGI, or Rydex Distributors, Inc., (the “Distributor”), the distributor of the Funds’ shares for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC.  In such instances, the placement of orders with such brokers would be consistent with the Funds’ objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Funds,  the Advisor, SGI or the Distributor.  With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.  The members of the Board, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Funds did not pay any brokerage commissions to the Distributor.

Securities of “Regular Broker-Dealers.”  The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar

61

amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares.  As of December 31, 2009, the following Funds held the following securities of the Trust’s “regular brokers or dealers”:

		Total Amount of Securities of Each Regular
Fund Name	Full Name of Broker/Dealer	Broker-Dealer Held
	JPMorgan Chase & Co.	$754,935
	Bank of America Corp.	$272,887
	UBS Financial Services, Inc.	$7,387,385
	Mizuho Financial Group, Inc.	$5,705,278
Dow 2x Strategy Fund	Credit Suisse Group	$3,634,929
	UBS Financial Services, Inc.	$17,517,365
	Mizuho Financial Group, Inc.	$13,528,663
Inverse Dow 2x Strategy Fund	Credit Suisse Group	$11,545,032
	Credit Suisse Group	$28,530,959
	UBS Financial Services, Inc.	$28,294,690
Inverse NASDAQ-100® 2x Strategy Fund	Mizuho Financial Group, Inc.	$21,851,993
	Credit Suisse Group	$20,058,853
	UBS Financial Services, Inc.	$18,493,298
Inverse Russell 2000® 2x Strategy Fund	Mizuho Financial Group, Inc.	$14,282,377
	Credit Suisse Group	$41,198,636
	UBS Financial Services, Inc.	$18,794,395
Inverse S&P 500 2x Strategy Fund	Mizuho Financial Group, Inc.	$14,514,914
	Credit Suisse Group	$28,052,017
	UBS Financial Services, Inc.	$3,858,355
NASDAQ-100® 2x Strategy Fund	Mizuho Financial Group, Inc.	$2,979,808
	Credit Suisse Group	$3,265,907
	UBS Financial Services, Inc.	$1,233,141
Russell 2000® 2x Strategy Fund	Mizuho Financial Group, Inc.	$952,355
	JPMorgan Chase & Co.	$1,790,977
	Bank of America Corp.	$1,632,203
	Goldman Sachs Group, Inc.	$947,192
	Citigroup, Inc.	$703,872
	Morgan Stanley	$438,968
	Bank of New York Mellon Corp.	$367,246
	BB&T Corp.	$190,275
	UBS Financial Services, Inc.	$79,421,371
	Mizuho Financial Group, Inc.	$61,337,135
S&P 500 2x Strategy Fund	Credit Suisse Group	$47,371,444
	JPMorgan Chase & Co.	$754,935
	Bank of America Corp.	$272,887
	UBS Financial Services, Inc.	$7,387,385
	Mizuho Financial Group, Inc.	$5,705,278
Dow 2x Strategy Fund	Credit Suisse Group	$3,634,929
	UBS Financial Services, Inc.	$17,517,365
	Mizuho Financial Group, Inc.	$13,528,663
Inverse Dow 2x Strategy Fund	Credit Suisse Group	$11,545,032

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		Total Amount of Securities of Each Regular
Fund Name	Full Name of Broker/Dealer	Broker-Dealer Held
	Credit Suisse Group	$28,530,959
	UBS Financial Services, Inc.	$28,294,690
Inverse NASDAQ-100® 2x Strategy Fund	Mizuho Financial Group, Inc.	$21,851,993
	Credit Suisse Group	$20,058,853
	UBS Financial Services, Inc.	$18,493,298
Inverse Russell 2000® 2x Strategy Fund	Mizuho Financial Group, Inc.	$14,282,377
	Credit Suisse Group	$41,198,636
	UBS Financial Services, Inc.	$18,794,395
Inverse S&P 500 2x Strategy Fund	Mizuho Financial Group, Inc.	$14,514,914
	Credit Suisse Group	$28,052,017
	UBS Financial Services, Inc.	$3,858,355
NASDAQ-100® 2x Strategy Fund	Mizuho Financial Group, Inc.	$2,979,808
	Credit Suisse Group	$3,265,907
	UBS Financial Services, Inc.	$1,233,141
Russell 2000® 2x Strategy Fund	Mizuho Financial Group, Inc.	$952,355
	JPMorgan Chase & Co.	$1,790,977
	Bank of America Corp.	$1,632,203
	Goldman Sachs Group, Inc.	$947,192
	Citigroup, Inc.	$703,872
S&P 500 2x Strategy Fund	Morgan Stanley	$438,968

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust are overseen by the Board under the laws of the State of Delaware and the 1940 Act.  The Board is responsible for overseeing the management and affairs of the Funds and each of the Trust’s other funds, which are not described in this SAI.  The Board has considered and approved contracts, as described below, under which certain companies provide essential management and administrative services to the Trust.  Like most mutual funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, Sub-Advisors, Distributor, and Servicer.  The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers.  Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Funds.  Under the oversight of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur.  Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that activity.  The Board has emphasized to the Funds’ service providers the importance of consistent and vigorous risk management.

The Board’s role in risk management oversight begins before the inception of each fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund.  Additionally, the fund’s Advisor (and any sub-advisor) provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure.  Thereafter,

63

the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance Officer and the fund’s independent accountants.  The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to each Fund by the Advisor and Sub-Advisors and receives information about those services at its regular meetings.  In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreements and Sub-Advisory Agreements with the Advisor and Sub-Advisors, respectively, the Board meets with the Advisor and Sub-Advisors to review such services.  Among other things, the Board regularly considers the Advisor’s and Sub-Advisors’ adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.  The Board also reviews information about each Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s and/or Sub-Advisors’ use of higher-risk financial instruments, such as derivatives, in managing each Fund, if any, as well as reports on each Fund’s investments in other investment companies.  The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Advisor and Sub-Advisor risk assessments.  At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor and Sub-Advisors.  The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives periodic reports from each Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities.  The Advisor’s Valuation and Credit Review Committees, in particular, make regular reports to the Board concerning investments for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures and the creditworthiness of investment counterparties, respectively.  Annually, the Trust’s independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in each Fund’s internal controls.  Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods.  The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, Sub-Advisors, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about any material risks associated with each Fund, thereby facilitating a dialogue about how each of the service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect each Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a

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particular risk.  Most of each Fund’s investment management and business affairs are carried out by or through each Fund’s Advisor, Sub-Advisor and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

Members of the Board and Officers of the Trust.  Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust.  Also included below is the term of office for each of the Executive Officers of the Trust.  The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.  Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

The Chairman of the Board, John O. Demaret, is not an interested person, as that term is defined by the 1940 Act, of the Funds and is an “independent Trustee.”  The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust.  The Trust made this determination in consideration of, among other things, the fact that the Chairman of the Board is an independent Trustee; only one member of the eight-member Board is an interested Trustee; the fact that the chairperson of each Committee of the Board is an independent Trustee; and the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board.  The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
		Interested Trustees*
Richard Goldman (49)	Trustee and President from 2009 to present	PADCO Advisors, Inc.: Director and Chief Executive Officer from January 2009 to present PADCO Advisors II, Inc.: Director and Chief Executive Officer from January 2009 to present Rydex Distributors, Inc.: President, Chief Executive Officer and Director from January 2009 to present Rydex Fund Services, Inc.: Director from July 2009 to present Rydex Holdings, LLC: President and Chief Executive Officer from January 2009 to present Security Benefit Corporation: Senior	166	Security Equity Fund (10); Security Large Cap Value Fund (2); Security Mid Cap Growth Fund (1); Security Income Fund (2); SBL Fund (15)

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

Vice President from March 2007 to present

First Security Benefit Life and Annuity Insurance Company of New York: Director from September 2007 to present

Security Investors, LLC: President from August 2007 to present

Security Global Investors, LLC: Manager and President from May 2007 to present

Security Distributors, Inc.: Director from August 2007 to 2009

R.M. Goldman Partner, LLC: Managing Member from February 2006 to February 2007

ForstmannLeff Associates: President and Chief Executive Officer from August 2003 to November 2005

Independent Trustees
Corey A. Colehour (64)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Retired; President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006	166	None
J. Kenneth Dalton (69)	Trustee, Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present	Retired	166	Trustee of Epiphany Funds (4) since 2009
John O. Demaret (70)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to	Retired	166	None

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
	present; Chairman of the Board from 2006 to present
Werner E. Keller (69)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present	Founder and President of Keller Partners, LLC (registered investment adviser) from 2005 to present; and Retired from 2001 to 2005	166	None
Thomas F. Lydon, Jr. (50)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present	President of Global Trends Investments (registered investment adviser) from 1996 to present	166	Board of Directors of US Global Investors (GROW) (13) since April 1995
Patrick T. McCarville (67)	Trustee, Chairman of the Governance and Nominating Committees, and Member of the Audit Committee from 1998 to present.	Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to present	166	None
Roger Somers (65)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present	Founder and Chief Executive Officer of Arrow Limousine from 1965 to present	166	None
Officers
Richard M. Goldman (49)	President from 2009 to present	For Mr. Goldman’s principal occupations for the past 5 years, see the information included above under “Trustees”	166	For other directorships held by Mr. Goldman, see the information included above under “Trustees”
Michael P. Byrum (39)	Vice President from 1999 to present; Trustee from 2005 to 2009	PADCO Advisors, Inc.: Director from January 2008 to present; Chief Investment Officer from August 2006 to present; President from May 2004 to present; and Secretary from December 2002 to present	166	Not Applicable

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

PADCO Advisors II, Inc.: Director from February 2008 to present; Chief Investment Officer from August 2006 to present; President from May 2004 to present; and Secretary from December 2002 to present

Rydex Capital Partners I, LLC: President and Secretary from October 2003 to April 2007 (this entity no longer exists)

Rydex Capital Partners II, LLC: President and Secretary from October 2003 to April 2007 (this entity no longer exists)

Rydex Fund Services, Inc.: Director from July 2009 to present; Secretary from December 2002 to present; and Executive Vice President from December 2002 to August 2006

Rydex Holdings, Inc.: Secretary from December 2005 to January 2008; and Executive Vice President from December 2005 to August 2006 (entity merged into Rydex Holdings, LLC)

Advisor Research Center, Inc.: Secretary from May 2006 to present; and Executive Vice President from May 2006 to August 2006

Rydex Specialized Products, LLC: Manager from September 2005 to present; and Secretary from September 2005 to June 2008

Rydex Holdings, LLC: Chief Investment Officer from January 2008 to present

Rydex Distributors, Inc.: Vice President from October 2009 to present

Nick Bonos (46)	Vice President and Treasurer from 2003 to present	PADCO Advisors, Inc.: Senior Vice President of Fund Services from August 2006 to present Rydex Fund Services, Inc.: Chief Executive Officer and President from	166	Not Applicable

68

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

January 2009 to present; Director from February 2009 to July 2009; and Senior Vice President from December 2003 to August 2006

Rydex Specialized Products, LLC: Manager from September 2005 to present; Chief Executive Officer from May 2009 to present; and Chief Financial Officer from September 2005 to May 2009

Joanna M. Haigney (43)	Chief Compliance Officer from 2004 to present; and Secretary from 2000 to present	PADCO Advisors, Inc.: Chief Compliance Officer from May 2005 to present; [and Vice President of Compliance from August 2006 to present] PADCO Advisors II, Inc.: Chief Compliance Officer from May 2005 to present Rydex Capital Partners I, LLC: Chief Compliance Officer from August 2006 to April 2007 (no longer exists) Rydex Capital Partners II, LLC: Chief Compliance Officer from August 2006 to April 2007 (no longer exists) Rydex Distributors, Inc.: Director from January 2009 to present Rydex Fund Services, Inc.: Vice President from December 2001 to August 2006	166	Not Applicable
Joseph Arruda (43)	Assistant Treasurer from 2006 to present	PADCO Advisors, Inc.: Vice President from 2004 to present Rydex Specialized Products, LLC: Manager and Chief Financial Officer from 2009 to present	166	Not Applicable
Keith Fletcher (52)	Vice President from 2009 to present	PADCO Advisors, Inc.: Vice President from May 2009 to present PADCO Advisors II, Inc.: Vice President from March 2009 to present Rydex Advisory Services, LLC: Vice President from March 2009 to present	166	Not Applicable

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

Rydex Specialized Products, LLC: Vice President from March 2009 to present

Rydex Distributors, Inc.: Director and Vice President from 2009 to present

Rydex Fund Services, Inc.: Vice President from March 2009 to present

Security Global Investors, LLC: Vice President from March 2009 to present

Lyster Watson and Company (investment adviser): Managing Director from 2007 to 2008

Fletcher Financial Group, Inc.: Chief Executive Officer from 2004 to 2007

Amy J. Lee (48)	Vice President and Assistant Secretary from 2009 to present

Rydex Distributors, Inc.: Secretary from September 2008 to present; and Chief Compliance Officer from September 2008 to June 2009

Security Benefit Corporation: Vice President, Associate General Counsel and Assistant Secretary

Security Benefit Life Insurance Company: Vice President, Associate General Counsel and Assistant Secretary from June 2004 to present

First Security Benefit Life and Annuity Company of New York: Associate General Counsel from June 2004 to present

Security Distributors, Inc.: Secretary and Chief Compliance Officer from December 2004 to present

Security Financial Resources, Inc.: Secretary from April 2004 to present

Security Investors, LLC: Secretary

Security Global Investors, LLC: Secretary from May 2007 to present

			166	Not Applicable

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

Brecek & Young Advisors: Director from August 2005 to October 2008 (entity was sold)

Security Benefit Group, Inc.: Vice President, Assistant General Counsel, and Assistant Secretary from 2004 to January 2005 (entity merged into Security Benefit Corporation)

*                 Mr. Goldman is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds’ Advisor.

**          The “Fund Complex” consists of the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex ETF Trust.

Board Standing Committees.  The Board has established the following standing committees:

Audit Committee.  The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust.  The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters.  Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times in the most recently completed fiscal year.

Governance Committee.  The Board has a standing Governance Committee that operates under a written charter approved by the Board.  The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees,

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the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board; (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees; (vii) overseeing the process regarding the Board’s periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust.  Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Governance Committee.  For the most recently completed Trust fiscal year, the Governance Committee met three (3) times.

Nominating Committee.  The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board.  The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members.  Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Nominating Committee.   For the most recently completed Trust fiscal year, the Nominating Committee met three (3) times.

Individual Trustee Qualifications.  The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Funds provided to them by management; to identify and request other information they may deem relevant to the performance of their duties; to question management and other service providers regarding material factors bearing on the management and administration of the Funds; and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders.  The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Richard M. Goldman should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2009 and his experience working in the financial services and mutual fund industries.  Mr. Goldman has gained valuable knowledge and experience from holding multiple roles with Security Global Investors, LLC and Security Benefit Corporation.  Mr. Goldman also serves as a director for First Security Benefit Life and Annuity Insurance Company of New York and previously served as a director of Security Distributors, Inc. Prior to working for Security Benefit, Mr. Goldman was the President and CEO of ForstmannLeff Associates, an investment management firm.  From his experience as CEO of the Advisor, as a Trustee, and from his prior work experience, Mr. Goldman has extensive knowledge of the financial services industry and mutual fund business.

The Trust has concluded that Corey A. Colehour should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 1998 and his prior experience working in the financial services industry.  Mr. Colehour also has served as a member of the Audit, Nominating and Governance Committees since 1998.  In addition to his experience as a Trustee for the Rydex Funds and his extensive institutional knowledge of the Rydex Funds complex, Mr. Colehour acquired valuable knowledge about the operations of a registered investment adviser in his role as President and Senior Vice-President of

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Schield Management Company, an SEC registered investment adviser.  Mr. Colehour’s significant tenure as a Rydex Trustee and his extensive knowledge of the financial services industry qualify Mr. Colehour to serve as Trustee of the Rydex Funds.

The Trust has concluded that J. Kenneth Dalton should serve as Trustee because of his role as a Trustee of the Trust since 1998 and his extensive knowledge of the banking and financial services industry.  Mr. Dalton also has served as a member and Chairman of the Audit Committee since 1998 and a member of the Nominating and Governance Committees since 1998.  The expertise Mr. Dalton developed during his more than thirty years in the mortgage and banking industries, including positions as President of CRAM Mortgage Group, Inc. and as the founder of the Dalton Group, a mortgage banking consulting firm, serves as a valuable resource for the Board when evaluating certain of the Funds’ investments and the conditions of the banking and mortgage industries in general, and complements the other Trustees’ areas of expertise.  Mr. Dalton’s service as a trustee for another mutual fund company also provides invaluable experience and perspective to the Board and has contributed to Mr. Dalton’s knowledge of the mutual fund business.

The Trust has concluded that John O. Demaret should serve as Trustee and Chairman of the Board because of the experience he has gained as a Trustee of the Trust since 1998 and his experience as Chairman of the Board since 2006.  Mr. Demaret also has served as a member of the Audit, Governance and Nominating Committees since 1998.  As Chairman of the Board, Mr. Demaret has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the Board.  In addition to his experience as a Trustee for the Rydex Funds, Mr. Demaret also was Founder and CEO of Health Costs Controls America and served as General Counsel of the Chicago Transit Authority, and as a senior partner in a private legal practice.  Based on his prior work experience and his experience serving as a Trustee and Chairman of the Board, Mr. Demaret has extensive knowledge of the mutual fund business and financial services industry.

The Trust has concluded that Werner E. Keller, CFA should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior experience working in the financial services industry.  Mr. Keller also has served as a member of the Audit, Governance and Nominating Committees since 2005.  Mr. Keller serves as the Financial Expert of the Audit Committee.  In addition to his experience as a Trustee for the Rydex Funds, Mr. Keller acquired understanding about the operations of a registered investment adviser during his tenure as Founder and President of Centurion Capital Management, an SEC-registered investor adviser.  He also held the position of Director of Research for three NYSE member firms and taught courses in portfolio management and investment analysis at UCLA Extension. In addition, he has published several academic articles on quantitative investment topics.  Mr. Keller’s service as a Trustee for five years, specialized prior work experience, and knowledge of the financial services industry and mutual fund business qualify Mr. Keller to serve as a Trustee of the Rydex Funds.

The Trust has concluded that Thomas F. Lydon should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior work experience in the financial services industry.  Mr. Lydon also has served as a member of the Audit, Governance and Nominating Committees since 2005.  In addition to his experience as a Trustee for the Rydex Funds, Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since 1996.  Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to two open-end investment companies, since April 1995, and is the editor of ETF Trends, a website specializing in daily news and commentary about the ETF industry.  He has also authored two books about ETFs.  Based on his experience as a Trustee for five years, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.

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The Trust has concluded that Patrick T. McCarville should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1998.  Mr. McCarville also has served as a member of the Audit Committee since 1998 and as the Chairman of the Governance and Nominating Committees since 1998.  Mr. McCarville contributes a wealth of business and management experience to the Board having founded Par Industries, Inc., a well-established equipment leasing business, and serving as its Chief Executive Officer for more than thirty years.  Mr. McCarville continues to be active in the manufacturing industry and serves as a Director of Tomco Equipment Co., a manufacturer of cylinders for CO2 distribution.  Based on his extensive business experience and experience serving as a Trustee, Mr. McCarville has extensive knowledge of the financial services industry.

The Trust has concluded that Roger Somers should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1998.  Mr. Somers also has served as a member of the Audit Committee since 2003 and member of the Governance and Nominating Committees since 1998.  Mr. Somers has extensive business experience as the founder and president of a transportation company.  Due to his business experience and experience serving as a Rydex Trustee, Mr. Somers is very knowledgeable about the financial services industry.

Fund Shares Owned by Board Members.  The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year.  Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.  The Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Fund Name	Dollar Range of Fund Shares (1)	Aggregate Dollar Range of Shares in All Rydex Funds Overseen by Trustee (1),(2)
Interested Trustees
Richard Goldman	None	None	None
Independent Trustees
Corey A. Colehour	None	None	$50,001 - $100,000
J. Kenneth Dalton	None	None	$10,001 - $50,000
John O. Demaret	None	None	Over $100,000
Thomas F. Lydon, Jr.	None	None	None
Werner E. Keller	None	None	Over $100,000
Patrick T. McCarville	None	None	$50,001 - $100,000
Roger J. Somers	None	None	Over $100,000

(1)                            Information provided is as of December 31, 2009.

(2)                            Includes the Trust, Rydex Series Funds, Rydex Dynamic Funds, and Rydex ETF Trust.

Board Compensation. — The following table sets forth compensation paid by the Trust for the fiscal year ended December 31, 2009:

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Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex *
Interested Trustees
Richard Goldman**	$0	$0	$0	$0
Michael P. Byrum***	$0	$0	$0	$0
Carl G. Verboncoeur***	$0	$0	$0	$0
Independent Trustees
Corey A. Colehour	$18,700	$0	$0	$135,000
J. Kenneth Dalton	$20,000	$0	$0	$145,000
John O. Demaret	$22,900	$0	$0	$165,000
Werner E. Keller	$18,700	$0	$0	$135,000
Thomas F. Lydon	$18,700	$0	$0	$135,000
Patrick T. McCarville	$19,400	$0	$0	$140,000
Roger J. Somers	$18,700	$0	$0	$135,000

*	Represents total compensation for service as Trustee of the Trust, Rydex Series Funds, Rydex Dynamic Funds, and Rydex ETF Trust.

**

Appointed to the Board of Trustees on November 18, 2009.  Messr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds’ Advisor.  He does not receive compensation from the Funds.

***

Resigned as Trustees of the Trust on November 18, 2009.  Prior to their resignation, Messrs. Verboncoeur and Byrum were Interested Trustees, as that term is defined in the 1940 Act by virtue of their affiliation with the Funds’ Advisor.  As officers of the Advisor, they did not receive compensation from the Trust.

Codes of Ethics

The Board has adopted a Combined Code of Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act.  The Advisor, Servicer and Distributor are also covered by the Code of Ethics.  The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees (“access persons”).  In addition, Valu-Trac and SGI have each adopted their own Code of Ethics (the “Sub-Advisors’ Codes of Ethics”) pursuant to Rule 17j-1, and the Sub-Advisors’ Codes of Ethics apply to the personal investing activities of the Sub-Advisors’ access persons.  Rule 17j-1, the Code of Ethics, and the Sub-Advisors’ Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under the Code of Ethics and the Sub-Advisors’ Codes of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings.  The Code of Ethics and the Sub-Advisors’ Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor, in turn, has delegated responsibility for decisions regarding proxy voting for securities held by the Equity Market Neutral Fund to SGI subject to the Advisor’s oversight.

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The Advisor and SGI will vote such proxies in accordance with their respective proxy policies and procedures, which are included as Appendix B and Appendix C to this SAI.  The Board will periodically review each Fund’s proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX.  The Trust’s most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Variable Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.  The Trust’s Form N-PX is also available on the SEC’s web site at www.sec.gov.

The Advisor and the Advisory Agreements

PADCO Advisors II, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to advisory contracts with the Trust.  PADCO Advisors II, Inc. was incorporated in the State of Maryland on July 5, 1994.  PADCO Advisors II, Inc., together with PADCO Advisors, Inc., a registered investment adviser under common control, does business under the name Security Global Investors.

Rydex Holdings, LLC, the Advisor’s parent company, is a subsidiary of Security Benefit Corporation and Security Benefit Life Insurance Company (together, “Security Benefit”).  Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

Pursuant to investment advisory agreements with the Advisor, dated January 18, 2008, and as amended (each an “Advisory Agreement” and together, the “Advisory Agreements”), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust.  Prior to November 2, 1998, the Advisor provided similar services to the Rydex Subaccounts.  Pursuant to the Advisory Agreements, the Funds pay the Advisor at an annual rate based on the average daily net assets for each respective Fund, as set forth below.  The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Funds paid the following advisory fees to the Advisor:

Fund Name	Fund Inception Date	Advisory Fee	Advisory Fees Paid for Fiscal Year Ended 2007		Advisory Fees Paid for Fiscal Year Ended 2008		Advisory Fees Paid for Fiscal Year Ended 2009
Dow 2x Strategy Fund	05/03/04	0.90%	$325,734		$258,899		$139,160
NASDAQ-100® 2x Strategy Fund	10/01/01	0.90%	$413,793		$322,611		$247,769
Russell 2000® 2x Strategy Fund	10/27/06	0.90%	$51,879		$34,606		$27,945
S&P 500 2x Strategy Fund	10/01/01	0.90%	$290,055		$254,154		$190,936
Inverse Dow 2x Strategy Fund	05/03/04	0.90%	$155,835		$173,270		$208,102
Inverse NASDAQ-100® 2x Strategy Fund	*	0.90%		**		**		**

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Fund Name	Fund Inception Date	Advisory Fee	Advisory Fees Paid for Fiscal Year Ended 2007		Advisory Fees Paid for Fiscal Year Ended 2008		Advisory Fees Paid for Fiscal Year Ended 2009
Inverse Russell 2000® 2x Strategy Fund	*	0.90%		**		**		**
Inverse S&P 500 2x Strategy Fund	*	0.90%		**		**		**
Inverse Mid-Cap Strategy Fund	05/03/04	0.90%	$31,437		$50,600		$35,728
Inverse NASDAQ-100® Strategy Fund	05/21/01	0.90%	$216,771		$187,755		$145,277
Inverse Russell 2000® Strategy Fund	05/03/04	0.90%	$97,166		$104,154		$88,854
Inverse S&P 500 Strategy Fund	06/09/97	0.90%	$245,534		$461,704		$365,060
Mid-Cap 1.5x Strategy Fund	10/01/01	0.90%	$386,897		$166,329		$87,211
Nova Fund	05/07/97	0.75%	$721,366		$412,934		$292,811
NASDAQ-100® Fund	05/07/97	0.75%	$581,978		$412,279		$369,751
Russell 2000® Fund	*	0.75%		**		**		**
Russell 2000® 1.5x Strategy Fund	10/01/01	0.90%	$315,031		$133,733		$106,256
S&P 500 Fund	*	0.75%		**		**		**
S&P 500 Pure Growth Fund	05/03/04	0.75%	$196,397		$174,422		$155,126
S&P 500 Pure Value Fund	05/03/04	0.75%	$395,951		$135,930		$118,283
S&P MidCap 400 Pure Growth Fund	05/03/04	0.75%	$223,890		$175,631		$200,022
S&P MidCap 400 Pure Value Fund	05/03/04	0.75%	$242,466		$97,139		$118,630
S&P SmallCap 600 Pure Growth Fund	05/03/04	0.75%	$154,641		$100,006		$104,648
S&P SmallCap 600 Pure Value Fund	05/03/04	0.75%	$132,869		$93,274		$147,825
Banking Fund	05/02/01	0.85%	$106,478		$128,813		$96,778
Basic Materials Fund	05/02/01	0.85%	$697,322		$486,724		$286,779
Biotechnology Fund	05/02/01	0.85%	$99,625		$186,382		$183,356
Consumer Products Fund	05/29/01	0.85%	$278,587		$243,944		$145,110
Electronics Fund	08/03/01	0.85%	$72,886		$32,500		$145,587
Energy Fund	05/29/01	0.85%	$655,578		$619,238		$307,681
Energy Services Fund	05/02/01	0.85%	$673,997		$570,646		$303,857
Financial Services Fund	07/20/01	0.85%	$285,255		$120,469		$112,120
Health Care Fund	06/19/01	0.85%	$375,917		$308,869		$207,629
Internet Fund	05/24/01	0.85%	$122,869		$82,903		$150,059
Leisure Fund	05/22/01	0.85%	$225,200		$60,527		$55,164
Precious Metals Fund	05/29/97	0.75%	$473,091		$544,274		$546,938
Retailing Fund	07/23/01	0.85%	$149,844		$51,902		$119,034
Technology Fund	05/02/01	0.85%	$289,011		$135,774		$203,578
Telecommunications Fund	07/27/01	0.85%	$389,137		$114,786		$52,511
Transportation Fund	06/11/01	0.85%	$197,961		$130,092		$51,785
Utilities Fund	05/02/01	0.85%	$582,353		$348,349		$175,535

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Fund Name	Fund Inception Date	Advisory Fee		Advisory Fees Paid for Fiscal Year Ended 2007		Advisory Fees Paid for Fiscal Year Ended 2008		Advisory Fees Paid for Fiscal Year Ended 2009
Europe 1.25x Strategy Fund	10/01/01	0.90%		$764,963		$277,461		$137,426
Japan 2x Strategy Fund	10/01/01	0.75%		$219,755		$114,910		$73,291
Commodities Strategy Fund	09/30/05	0.75%		$184,435		$411,151		$156,034
Long/Short Commodities Strategy Fund	*	0.90%			**		**		**
Strengthening Dollar 2x Strategy Fund	09/30/05	0.90%		$30,174		$68,170		$53,579
Weakening Dollar 2x Strategy Fund	09/30/05	0.90%		$91,184		$120,412		$67,794
Real Estate Fund	10/01/01	0.85%		$492,911		$248,750		$174,059
All-Cap Opportunity Fund	05/01/02	0.90%		$866,664		$969,755		$616,303
International Opportunity Fund	03/27/08	0.90%			**	$65,227	†	$98,971
Government Long Bond 1.2x Strategy Fund	08/18/97	0.50%		$263,582		$293,801		$179,542
Inverse Government Long Bond Strategy Fund	05/01/03	0.90%		$185,683		$146,730		$183,318
High Yield Strategy Fund	*	0.75%			**		**		**
Inverse High Yield Strategy Fund	*	0.75%			**		**		**
Multi-Hedge Strategies Fund	11/29/05	1.15%		$414,321		$397,139		$291,513
Equity Market Neutral Fund	*	1.20%			**		**		**
Alternative Strategies Allocation Fund	05/01/08	0.00	%***		**	$0	***	$0	***
Managed Futures Strategy Fund	11/07/08	0.90%			**	$6,758	†	$242,964
All-Asset Strategy Conservative Fund	10/27/06	0.00	%***	$0	***	$0	***	$0	***
All-Asset Strategy Moderate Fund	10/27/06	0.00	%***	$0	***	$0	***	$0	***
All-Asset Strategy Aggressive Fund	10/27/06	0.00	%***	$0	***	$0	***	$0	***
Money Market Fund	05/07/97	0.50%		$1,332,696		$1,810,190		$255,521

*	The Fund has not yet commenced operations.
**	Not in operation for the period indicated.

***

The Advisor receives an investment advisory fee for managing the Underlying Funds. The Underlying Funds pay a monthly investment advisory fee to the Advisor for its services.  The fee is based on the average daily net assets of each Underlying Fund and calculated at an annual rate for each Underlying Fund. For more information regarding the Underlying Funds’ investment advisory fees and expense limitations, please see the Prospectus and applicable sections of this SAI.  The Funds benefit from the investment advisory services provided to the Underlying Funds and, as shareholders of those Underlying  Funds, indirectly bear a proportionate share of those Underlying Funds’ advisory fees.

†	From commencement of operations.

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The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust.  For the Equity Market Neutral Fund, the Advisor monitors the performance, security holdings and investment management strategies of SGI and, when appropriate, evaluates any potential new assets managers for the Trust.  The Advisor also ensures compliance with the Equity Market Neutral Fund’s investment policies and guidelines.  The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor.  The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

After their initial two-year term, the continuance of the Advisory Agreements must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreements or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  Each of the Advisory Agreements will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. Each of the Advisory Agreements provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisors and the Sub-Advisory Agreements

Valu-Trac Investment Management Limited.  Under an investment sub-advisory agreement dated January 18, 2008, between the Advisor and Valu-Trac (the “Valu-Trac Sub-Advisory Agreement”), Valu-Trac serves as investment sub-adviser to the International Opportunity Fund and is responsible for providing an investment model for use by the Advisor in managing the International Opportunity Fund’s portfolio, and other investment advice as requested. Valu-Trac, located at Mains of Orton Fochabers, Moray, Scotland IV32 7QE, is an investment management firm registered with the SEC under the Investment Advisers Act of 1940.  Valu-Trac, a limited liability company formed in England, is a wholly-owned subsidiary of Valu-Trac Limited, and focuses on worldwide market values and central bank monetary developments.  Valu-Trac was established in 1989 and provides investment and currency management services on a discretionary and non-discretionary basis to its clients that chiefly consist of institutional investors in the United Kingdom, North America, Australia and the Far East, the Middle East and Continental Europe.

For its services as investment sub-adviser, Valu-Trac is entitled to receive a fee from the Advisor, which is calculated daily and paid monthly, at an annual rate of 0.35% of the International Opportunity Fund’s average daily net assets. In addition to providing sub-advisory services, the Sub-Advisor and its affiliates may provide shareholder and sales support services on behalf of the International Opportunity Fund.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Advisor paid the Sub-Advisor the following investment sub-advisory fees:

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Fund Name	Fund Inception Date	Annual Sub- Advisory Fee Contractual Rate	Sub-Advisory Fees Paid for Fiscal Year Ended 2007		Sub-Advisory Fees Paid for Fiscal Year Ended 2008		Sub-Advisory Fees Paid for Fiscal Year Ended 2009
International Opportunity Fund	03/27/08	0.35%		*	$25,420	**	$38,034

*	Not in operation for the period indicated.
**	From commencement of operations on November 10, 2006.

After its initial two-year term, the continuance of the Valu-Trac Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the International Opportunity Fund and (ii) by the vote of a majority of the Board members who are not parties to the Valu-Trac Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Valu-Trac Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the International Opportunity Fund, by a majority of the outstanding shares of the International Opportunity Fund.  In addition, the Advisor and Valu-Trac may each terminate the Valu-Trac Sub-Advisory Agreement on no less than sixty (60) days’ written notice to the other.

Security Global Investors LLC.  Pursuant to an investment sub-advisory agreement dated March 6, 2009 between the Advisor and SGI (the “SGI Sub-Advisory Agreement”), SGI serves as investment sub-adviser to the Equity Market Neutral Fund and is responsible for the day-to-day management of the Fund’s portfolio.  SGI, located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, is an investment management firm registered with the SEC under the Investment Advisers Act of 1940.  SGI manages the day-to-day investment and the reinvestment of the assets of the Equity Market Neutral Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Advisor and the Board and the officers of the Trust.  SGI is a wholly-owned subsidiary of Security Benefit Corporation and Security Benefit Life Company (together “Security Benefit”).  Security Benefit is an affiliate of the Advisor.  Rydex Investments, the Advisor’s parent company, together with several other Rydex entities, are wholly-owned by Security Benefit and, therefore, SGI is an affiliate of the Advisor.  Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

For its services as investment sub-adviser, SGI is entitled to receive a fee from the Advisor, which is calculated daily and paid monthly, at an annual rate of 0.65% of the Equity Market Neutral Fund’s average daily net assets, respectively. In addition to providing sub-advisory services, SGI and its affiliates may provide shareholder and sales support services on behalf of the Equity Market Neutral Fund.

For the fiscal year ended December 31, 2009, the Advisor paid SGI $0 in investment sub-advisory fees.

After its initial two-year term, the continuance of the SGI Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Global 130/30 Strategy Fund and Equity Market Neutral Fund and (ii) by the vote of a majority of the Board members who are not parties to the SGI Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The SGI Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any

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time without penalty by the Board or, with respect to the Global 130/30 Strategy Fund and Equity Market Neutral Fund, by a majority of the outstanding shares of the Global 130/30 Strategy Fund and Equity Market Neutral Fund, respectively.  The Advisor may terminate the SGI Sub-Advisory Agreement (i) upon sixty (60) days’ written notice to SGI (ii) upon breach by SGI of any representation or warranty contained in Section 6 of the SGI Sub-Advisory Agreement, which shall not have been cured within twenty (20) days of SGI’s receipt of written notice of such breach (iii) immediately upon written notice to SGI if SGI becomes unable to discharge its duties and obligations under the SGI Sub-Advisory Agreement.  SGI may terminate the SGI Sub-Advisory Agreement upon 120 days written notice to the Advisor and the Global 130/30 Strategy Fund and Equity Market Neutral Fund, as applicable.

Portfolio Managers

This section includes information about each Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts Managed by Portfolio Managers. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies(1),(2)		Other Pooled Investment Vehicles(1)		Other Accounts(1)
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael P. Byrum	152	$13.3 billion	1	$117 million	1	Less than $5 million
Michael Dellapa	152	$13.3 billion	1	$117 million	8	Less than $5 million
Ryan Harder	152	$13.3 billion	1	$117 million	6	Less than $5 million

(1)	Information provided is as of December 31, 2009.

(2)

On December 31, 2009, the portfolio managers managed one registered investment company, the Rydex Variable Trust Multi-Cap Core Equity Fund, that was subject to a performance based advisory fee.  The Fund had $2.4 million in assets under management as of December 31, 2009.  On April 23, 2010, the Rydex Variable Trust Multi-Cap Core Equity Fund liquidated its assets and ceased operations.  Therefore, as of the date of this SAI, none of the portfolio managers manage any accounts subject to a performance based advisory fee.

The Equity Market Neutral Fund’s portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(1)		Other Accounts(1)
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mark Kress	6	$516 million	3	$22 million	5	$165 Million-$170 Million
Yon Perullo	6	$516 million	3	$22 million	4	$165 Million-$170 Million

(1)	Information provided is as of December 31, 2009.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same

81

investment objective as one of the Funds.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation.  The Advisor compensates each portfolio manager for his/her management of the Funds.  The portfolio managers’ compensation consists of an annual salary and the potential for two discretionary awards through a short-term and long-term incentive plan.

The Short-Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the Investment Team.  Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

Certain senior portfolio managers are also incented through a Long-Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole.  This pool funds over a three year time frame based upon the operating income growth of the business.  Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers’ contributions to the Company’s success as determined by management.

Fund Shares Owned by Portfolio Managers. As of December 31, 2009, none of the portfolio managers “beneficially owned” shares of the Funds.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

The Administrative Service Agreement and Accounting Service Agreement

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund Services, Inc. (the “Servicer”), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws.  The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund’s shareholders.  The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to each Fund under the service agreement.  Prior to November 2, 1998 the Servicer provided similar services to the Rydex Subaccounts.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund except the Government Long Bond 1.2x Strategy and Money Market Funds, which have an annual rate of 0.20% of the daily net

82

assets of the Funds. The service fee contractual rate paid to the Servicer by the Funds is set forth in the table below.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Funds paid the following service fees to the Servicer:

Fund Name	Fund Inception Date	Service Fees Paid For Fiscal Year Ended 2007		Service Fees Paid For Fiscal Year Ended 2008		Service Fees Paid For Fiscal Year Ended 2009
Dow 2x Strategy Fund	05/03/04	$90,482		$71,916		$38,656
NASDAQ-100® 2x Strategy Fund	10/01/01	$114,943		$89,614		$68,825
Russell 2000® 2x Strategy Fund	10/27/06	$14,411		$9,613		$7,763
S&P 500 2x Strategy Fund	10/01/01	$80,571		$70,598		$53,038
Inverse Dow 2x Strategy Fund	05/03/04	$43,288		$48,130		$57,806
Inverse NASDAQ-100® 2x Strategy Fund	*		**		**		**
Inverse Russell 2000® 2x Strategy Fund	*		**		**		**
Inverse S&P 500 2x Strategy Fund	*		**		**		**
Inverse Mid-Cap Strategy Fund	05/03/04	$8,733		$14,056		$9,924
Inverse NASDAQ-100® Strategy Fund	05/21/01	$60,214		$52,154		$40,355
Inverse Russell 2000® Strategy Fund	05/03/04	$26,990		$28,932		$24,682
Inverse S&P 500 Strategy Fund	06/09/97	$68,204		$128,251		$101,406
Mid-Cap 1.5x Strategy Fund	10/01/01	$107,472		$46,203		$24,225
Nova Fund	05/07/97	$240,455		$137,645		$97,604
NASDAQ-100® Fund	05/07/97	$193,993		$137,426		$123,251
Russell 2000® Fund	*		**		**		**
Russell 2000® 1.5x Strategy Fund	10/01/01	$87,509		$37,148		$29,516
S&P 500 Fund	*		**		**		**
S&P 500 Pure Growth Fund	05/03/04	$65,466		$58,141		$51,709
S&P 500 Pure Value Fund	05/03/04	$131,984		$45,310		$39,427
S&P MidCap 400 Pure Growth Fund	05/03/04	$74,630		$58,544		$66,674
S&P MidCap 400 Pure Value Fund	05/03/04	$80,822		$32,380		$39,543
S&P SmallCap 600 Pure Growth Fund	05/03/04	$51,547		$33,335		$34,883
S&P SmallCap 600 Pure Value Fund	05/03/04	$44,290		$31,091		$49,275
Banking Fund	05/02/01	$31,317		$37,886		$28,464
Basic Materials Fund	05/02/01	$205,095		$143,154		$84,347
Biotechnology Fund	05/02/01	$29,301		$54,818		$53,928
Consumer Products Fund	05/29/01	$81,937		$71,748		$42,680

83

Fund Name	Fund Inception Date	Service Fees Paid For Fiscal Year Ended 2007		Service Fees Paid For Fiscal Year Ended 2008		Service Fees Paid For Fiscal Year Ended 2009
Electronics Fund	08/03/01	$21,437		$9,559		$42,820
Energy Fund	05/29/01	$192,817		$182,129		$90,495
Energy Services Fund	05/02/01	$198,234		$167,837		$89,370
Financial Services Fund	07/20/01	$83,899		$35,432		$32,976
Health Care Fund	06/19/01	$110,564		$90,844		$61,067
Internet Fund	05/24/01	$36,138		$24,383		$44,135
Leisure Fund	05/22/01	$66,235		$17,802		$16,225
Precious Metals Fund	05/29/97	$157,697		$181,425		$182,312
Retailing Fund	07/23/01	$44,072		$15,265		$35,010
Technology Fund	05/02/01	$85,003		$39,933		$59,876
Telecommunications Fund	07/27/01	$114,452		$33,760		$15,444
Transportation Fund	06/11/01	$58,224		$38,262		$15,231
Utilities Fund	05/02/01	$171,280		$102,456		$51,628
Europe 1.25x Strategy Fund	10/01/01	$212,490		$77,072		$38,174
Japan 2x Strategy Fund	10/01/01	$61,043		$31,919		$23,234
Commodities Strategy Fund	09/30/05	$61,478		$137,050		$50,679
Long/Short Commodities Strategy Fund	*		**		**		**
Strengthening Dollar 2x Strategy Fund	09/30/05	$8,382		$18,936		$14,883
Weakening Dollar 2x Strategy Fund	09/30/05	$25,329		$33,448		$18,832
Real Estate Fund	10/01/01	$144,974		$73,162		$51,194
All-Cap Opportunity Fund	05/01/02	$240,740		$269,377	†	$171,195
International Opportunity Fund	03/27/08		**	$18,119		$27,492
Government Long Bond 1.2x Strategy Fund	08/18/97	$105,433		$117,521		$71,817
Inverse Government Long Bond Strategy Fund	05/01/03	$51,579		$40,758		$50,922
High Yield Strategy Fund	*		**		**		**
Inverse High Yield Strategy Fund	*		**		**		**
Multi-Hedge Strategies Fund***	11/29/05	$0		$0		$0
Equity Market Neutral Fund	*		**		**		**
Alternative Strategies Allocation Fund	05/01/08		**		**		**
Managed Futures Strategy Fund	11/07/08		**	$1,878	†	$59,549
All-Asset Strategy Conservative Fund****	10/27/06	$0		$0		$0
All-Asset Strategy Moderate Fund****	10/27/06	$0		$0		$0
All-Asset Strategy Aggressive Fund****	10/27/06	$0		$0		$0
Money Market Fund	05/07/97	$533,079		$724,076		$362,354

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*	The Fund has not yet commenced operations.
**	Not in operation for the period indicated.
***

The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

****

The Advisor has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

†	From commencement of operations.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Funds.  Certain officers and members of the Board of the Trust are also officers and directors of the Servicer.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Funds paid the following accounting service fees to the Servicer:

Fund Name	Fund Inception Date	Accounting Service Fees Paid for Fiscal Year Ended 2007		Accounting Service Fees Paid for Fiscal Year Ended 2008		Accounting Service Fees Paid for Fiscal Year Ended 2009
Dow 2x Strategy Fund	05/03/04	$36,193		$28,766		$15,462
NASDAQ-100® 2x Strategy Fund	10/01/01	$45,977		$35,846		$27,530
Russell 2000® 2x Strategy Fund	10/27/06	$5,764		$3,845		$3,105
S&P 500 2x Strategy Fund	10/01/01	$32,228		$28,239		$21,215
Inverse Dow 2x Strategy Fund	05/03/04	$17,315		$19,252		$23,122
Inverse NASDAQ-100® 2x Strategy Fund	*		**		**		**
Inverse Russell 2000® 2x Strategy Fund	*		**		**		**
Inverse S&P 500 2x Strategy Fund	*		**		**		**
Inverse Mid-Cap Strategy Fund	05/03/04	$3,493		$5,622		$3,970
Inverse NASDAQ-100® Strategy Fund	05/21/01	$24,086		$20,862		$16,142
Inverse Russell 2000® Strategy Fund	05/03/04	$10,796		$11,573		$9,873
Inverse S&P 500 Strategy Fund	06/09/97	$27,282		$51,301		$40,562
Mid-Cap 1.5x Strategy Fund	10/01/01	$42,989		$18,481		$9,690
Nova Fund	05/07/97	$96,182		$55,058		$39,041
NASDAQ-100® Fund	05/07/97	$77,597		$54,971		$49,300
Russell 2000® Fund	*		**		**		**
Russell 2000® 1.5x Strategy Fund	10/01/01	$35,004		$14,859		$11,806
S&P 500 Fund	*		**		**		**

85

Fund Name	Fund Inception Date	Accounting Service Fees Paid for Fiscal Year Ended 2007		Accounting Service Fees Paid for Fiscal Year Ended 2008		Accounting Service Fees Paid for Fiscal Year Ended 2009
S&P 500 Pure Growth Fund	05/03/04	$26,186		$23,256		$20,683
S&P 500 Pure Value Fund	05/03/04	$52,794		$18,124		$15,771
S&P MidCap 400 Pure Growth Fund	05/03/04	$29,852		$23,417		$26,670
S&P MidCap 400 Pure Value Fund	05/03/04	$32,329		$12,952		$15,817
S&P SmallCap 600 Pure Growth Fund	05/03/04	$20,619		$13,334		$13,953
S&P SmallCap 600 Pure Value Fund	05/03/04	$17,716		$12,436		$19,710
Banking Fund	05/02/01	$12,527		$15,155		$11,386
Basic Materials Fund	05/02/01	$82,038		$57,262		$33,738
Biotechnology Fund	05/02/01	$11,721		$21,927		$21,571
Consumer Products Fund	05/29/01	$32,775		$28,699		$17,072
Electronics Fund	08/03/01	$8,575		$3,824		$17,128
Energy Fund	05/29/01	$77,127		$72,852		$36,198
Energy Services Fund	05/02/01	$79,294		$67,135		$35,748
Financial Services Fund	07/20/01	$33,559		$14,173		$13,191
Health Care Fund	06/19/01	$44,225		$36,338		$24,427
Internet Fund	05/24/01	$14,455		$9,753		$17,654
Leisure Fund	05/22/01	$26,494		$7,121		$6,490
Precious Metals Fund	05/29/97	$63,079		$72,570		$72,925
Retailing Fund	07/23/01	$17,629		$6,106		$14,004
Technology Fund	05/02/01	$34,001		$15,973		$23,950
Telecommunications Fund	07/27/01	$45,781		$13,504		$6,178
Transportation Fund	06/11/01	$23,290		$15,305		$6,092
Utilities Fund	05/02/01	$68,512		$40,982		$20,651
Europe 1.25x Strategy Fund	10/01/01	$84,996		$30,829		$15,270
Japan 2x Strategy Fund	10/01/01	$24,417		$12,768		$9,294
Commodities Strategy Fund	09/30/05	$24,591		$54,820		$20,272
Long/Short Commodities Strategy Fund	*		**		**		**
Strengthening Dollar 2x Strategy Fund	09/30/05	$3,353		$7,575		$5,953
Weakening Dollar 2x Strategy Fund	09/30/05	$10,132		$13,379		$7,532
Real Estate Fund	10/01/01	$57,989		$29,265		$20,477
All-Cap Opportunity Fund	05/01/02	$96,296		$107,751		$68,478
International Opportunity Fund	03/27/08		**	$7,248	†	$10,997
Government Long Bond 1.2x Strategy Fund	08/18/97	$52,716		$58,760		$35,908
Inverse Government Long Bond Strategy Fund	05/01/03	$20,631		$16,303		$20,369
High Yield Strategy Fund	*		**		**		**
Inverse High Yield Strategy Fund	*		**		**		**
Multi-Hedge Strategies Fund***	11/29/05	$0		$0		$0
Equity Market Neutral Fund	*		**		**		**

86

Fund Name	Fund Inception Date	Accounting Service Fees Paid for Fiscal Year Ended 2007		Accounting Service Fees Paid for Fiscal Year Ended 2008		Accounting Service Fees Paid for Fiscal Year Ended 2009
Alternative Strategies Allocation Fund***	05/01/08		**	$0		$0
Managed Futures Strategy Fund	11/07/08		**	$751	†	$23,819
All-Asset Strategy Conservative Fund****	10/27/06	$0		$0		$0
All-Asset Strategy Moderate Fund****	10/27/06	$0		$0		$0
All-Asset Strategy Aggressive Fund****	10/27/06	$0		$0		$0
Money Market Fund	05/07/97	$259,040		$333,993		$287,178

*	The Fund has not yet commenced operations.
**	Not in operation for the period indicated.
***

The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

****

The Advisor has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

†	From commencement of operations.

Distribution

Pursuant to a distribution agreement adopted by the Trust (the “Distribution Agreement”), the Distributor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust.  The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds.  The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor.

Investor Services Plan

Pursuant to an Investor Services Plan dated December 31, 1998, the Distributor directly, or indirectly through other service providers determined by the Distributor (“Service Providers”), provides investor services to owners of Contacts who, indirectly through insurance company separate accounts, invest in shares of the Funds (“Investors”).  Investor services include some or all of the following:  printing Fund prospectuses and statements of additional information and mailing them to Investors or to financial advisers who allocate funds for investments in shares of the Funds on behalf of Investors (“Financial Advisors”); forwarding communications from the Funds to Investors or Financial Advisors, including proxy solicitation material and annual and semiannual reports; assistance in facilitating and processing transactions in shares of the Funds in connection with strategic or tactical asset allocation investing; assistance in providing the Funds with advance information on strategic and tactical asset allocation trends and anticipated investment activity in and among the Funds; assisting Investors who wish or need to change Financial Advisors; and providing support services to Financial Advisors, including, but not limited to:  (a) providing Financial Advisors with updates on policies and procedures; (b) answering questions of Financial Advisors regarding the Funds’ portfolio investments; (c) providing performance information to Financial Advisors regarding the Funds; (d) providing information to Financial Advisors regarding the Funds’ investment objectives; (e) providing investor account information to Financial Advisors; and (f) redeeming Fund shares, if necessary, for the payment of Financial Advisor fees.

For these services, the Trust compensates the Distributor at an annual rate not exceeding 0.25% of the Funds’ average daily net assets.  The Distributor is authorized to use its fee to compensate Services

87

Providers for providing Investor services.  The fee will be paid from the assets of the Funds and will be calculated and accrued daily and paid within fifteen (15) days of the end of each month.

For the fiscal year ended December 31, 2009, the Funds paid the following fees pursuant to the plans:

Fund Name	Fund Inception Date	Investor Service Fees Paid (%)	Investor Service Fees Paid ($)
Dow 2x Strategy Fund	05/03/04	0.25%	$38,656
NASDAQ-100® 2x Strategy Fund	10/01/01	0.25%	$68,825
Russell 2000® 2x Strategy Fund	10/27/06	0.25%	$7,763
S&P 500 2x Strategy Fund	10/01/01	0.25%	$53,038
Inverse Dow 2x Strategy Fund	05/03/04	0.25%	$57,806
Inverse NASDAQ-100® 2x Strategy Fund	*	0.25%		**
Inverse Russell 2000® 2x Strategy Fund	*	0.25%		**
Inverse S&P 500 2x Strategy Fund	*	0.25%		**
Inverse Mid-Cap Strategy Fund	05/03/04	0.25%	$9,924
Inverse NASDAQ-100® Strategy Fund	05/21/01	0.25%	$40,355
Inverse Russell 2000® Strategy Fund	05/03/04	0.25%	$24,681
Inverse S&P 500 Strategy Fund	06/09/97	0.25%	$101,406
Mid-Cap 1.5x Strategy Fund	10/01/01	0.25%	$24,225
Nova Fund	05/07/97	0.25%	$97,604
NASDAQ-100® Fund	05/07/97	0.25%	$123,251
Russell 2000® Fund	*	0.25%		**
Russell 2000® 1.5x Strategy Fund	10/01/01	0.25%	$29,516
S&P 500 Fund	*	0.25%		**
S&P 500 Pure Growth Fund	05/03/04	0.25%	$51,709
S&P 500 Pure Value Fund	05/03/04	0.25%	$39,427
S&P MidCap 400 Pure Growth Fund	05/03/04	0.25%	$66,674
S&P MidCap 400 Pure Value Fund	05/03/04	0.25%	$39,543
S&P SmallCap 600 Pure Growth Fund	05/03/04	0.25%	$34,883
S&P SmallCap 600 Pure Value Fund	05/03/04	0.25%	$49,275
Banking Fund	05/02/01	0.25%	$28,464
Basic Materials Fund	05/02/01	0.25%	$84,347
Biotechnology Fund	05/02/01	0.25%	$53,928
Consumer Products Fund	05/29/01	0.25%	$42,680
Electronics Fund	08/03/01	0.25%	$42,820
Energy Fund	05/29/01	0.25%	$90,495
Energy Services Fund	05/02/01	0.25%	$89,370
Financial Services Fund	07/20/01	0.25%	$32,976
Health Care Fund	06/19/01	0.25%	$61,067
Internet Fund	05/24/01	0.25%	$44,135
Leisure Fund	05/22/01	0.25%	$16,225
Precious Metals Fund	05/29/97	0.25%	$182,312
Retailing Fund	07/23/01	0.25%	$35,010
Technology Fund	05/02/01	0.25%	$59,876
Telecommunications Fund	07/27/01	0.25%	$15,444
Transportation Fund	06/11/01	0.25%	$15,231
Utilities Fund	05/02/01	0.25%	$51,628
Europe 1.25x Strategy Fund	10/01/01	0.25%	$38,174
Japan 2x Strategy Fund	10/01/01	0.25%	$23,234
Commodities Strategy Fund	09/30/05	0.25%	$50,679
Long/Short Commodities Strategy Fund	*	0.25%		**

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Fund Name	Fund Inception Date	Investor Service Fees Paid (%)	Investor Service Fees Paid ($)
Strengthening Dollar 2x Strategy Fund	09/30/05	0.25%	$14,883
Weakening Dollar 2x Strategy Fund	09/30/05	0.25%	$18,832
Real Estate Fund	10/01/01	0.25%	$51,194
All-Cap Opportunity Fund	05/01/02	0.25%	$171,195
International Opportunity Fund	03/27/08	0.25%	$27,492
Government Long Bond 1.2x Strategy Fund	08/18/97	0.25%	$89,771
Inverse Government Long Bond Strategy Fund	05/01/03	0.25%	$50,922
High Yield Strategy Fund	*	0.25%		**
Inverse High Yield Strategy Fund	*	0.25%		**
Multi-Hedge Strategies Fund***	11/29/05	0.25%	$0
Equity Market Neutral Fund	*	0.25%		**
Alternative Strategies Allocation Fund	05/01/08	0.25%	$0
Managed Futures Strategy Fund	11/07/08	0.25%	$59,549
All-Asset Strategy Conservative Fund****	10/27/06	0.25%	$0
All-Asset Strategy Moderate Fund****	10/27/06	0.25%	$0
All-Asset Strategy Aggressive Fund****	10/27/06	0.25%	$0
Money Market Fund	05/07/97	0.25%	$53,880

*	The Fund has not yet commenced operations.
**	Not in operation for the period indicated.
***

The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

****

The Advisor has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

†	From commencement of operations.

Other Distribution or Service Arrangements — The Advisor, the Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Advisor or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans).  Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ prospectuses, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a

89

preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

As of the date of this SAI, the Distributor and/or Advisor have revenue sharing arrangements with the following financial intermediaries, pursuant to which the Distributor and/or Advisor pay the following fees, based on the assets invested in the Funds, for services provided to the Rydex Fund complex, including Rydex Funds and share classes of Rydex Funds not offered in this SAI:

Financial Intermediary	Payments During Last Fiscal Year
Charles Schwab & Co., Inc. (Schwab)	$2,581,646
National Financial Services LLC (NFS)	$3,195,305
Nationwide	$19,009
E*Trade	$113, 308
Prudential Securities Inc./Wachovia Securities, LLC/Wells Fargo Investments LLC	$412,070
Citigroup Global Markets Inc.	$128,496
Merrill Lynch & Co, Inc.	$118,334
Pershing LLC	$332,340
UBS Financial	$99,137
TD Ameritrade	$128,979
Morgan Stanley & Co., Incorporated	$104,391
Security Benefit Corporation	$1,379,787
LPL Financial Corporation	$155,016
Ceros Financial Services, Inc.	$309,268
Raymond James Financial, Inc.	$2,046
Jefferson National Securities Corporation	$122,721
Keyport	$1,692
Keyport Benefit	$146
GE Life	$8,373
Lincoln Benefit	$5,904
Sun Life	$740
SAGE Life	$1,477
Penn Mutual	$592
Phoenix Life	$13,776

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The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.

Although the Funds may use financial firms that sell Fund shares to effect transactions for each Fund’s portfolio, the Funds, the Advisor, and the Funds’ sub-advisers, as applicable, will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Costs and Expenses

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; the costs and expenses of redeeming shares of a Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines.  In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with, or interested persons of, the Advisor.

Business Continuity and Disaster Recovery

The Advisor, the Distributor and the Servicer (collectively, the “Service Providers”) have developed a joint Business Continuity and Disaster Recovery Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of a disaster.  While the Service Providers

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believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider’s agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds’ shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2010, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.

Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
All-Asset Aggressive Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	20.20%
All-Asset Aggressive Strategy Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	7.54%
All-Asset Aggressive Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO FBO UNBUNDLED	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	66.68%
All-Asset Conservative Strategy Fund	SECURITY BENEFIT LIFE FBO ADVANCE DESIGNS	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	11.81%
All-Asset Conservative Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO FBO UNBUNDLED	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	58.03%
All-Asset Conservative Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	24.80%
All-Asset Moderate Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	34.65%
All-Asset Moderate Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO FBO UNBUNDLED	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	58.59%
All-Cap Opportunity Fund	SBL VARIFLEX 1 - NAVISYS SECURITY BENEFIT LIFE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66436	8.27%
All-Cap Opportunity Fund	SECURITY BENEFIT LIFE FBO UNBUNDLED	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	22.04%
All-Cap Opportunity Fund	RYDEX EPT MODERATE -VA	9601 BLACKWELL RD, STE 500 ROCKVILLE, MD 20850	5.59%
All-Cap Opportunity Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	27.69%
All-Cap Opportunity Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	6.91%

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Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
Alternative Strategy Allocation Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	36.69%
Alternative Strategy Allocation Fund	NATIONAL INTEGRITY LIFE INSURANCE CO	400 BROADWAY STREET MS#24 VA ACCOUNTING CINCINNATI, OH 45202-3341	6.28%
Alternative Strategy Allocation Fund	INTEGRITY LIFE INSURANCE CO	400 BROADWAY STREET MAIL STATION#24 VA ACCOUNTING CINCINNATI, OH 45202-3341	7.40%
Alternative Strategy Allocation Fund	SECURITY BENEFIT LIFE INSURANCE CO FBO UNBUNDLED	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	47.49%
Banking Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	30.43%
Banking Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	18.29%
Banking Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	32.70%
Banking Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	17.54%
Basic Materials Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	51.35%
Basic Materials Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	9.73%
Basic Materials Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	36.49%
Biotechnology Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	5.44%
Biotechnology Fund	NATIONWIDE INSURANCE COMPANY NWVLI6 C/O PORTFOLIO ACCOUNTING	PO BOX 182029 COLUMBUS, OH 43218-2029	8.36%
Biotechnology Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	54.05%
Biotechnology Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	23.79%
Biotechnology Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	8.29%
Commodities Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	20.27%
Commodities Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	73.69%

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Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
Consumer Products Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	59.47%
Consumer Products Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	25.10%
Consumer Products Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	5.44%
Consumer Products Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	8.51%
Dow 2x Strategy Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	8.09%
Dow 2x Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	10.50%
Dow 2x Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	35.89%
Dow 2x Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	43.94%
Electronics Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	88.48%
Electronics Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	9.22%
Energy Services Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	30.89%
Energy Services Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	13.60%
Energy Services Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	53.71%
Energy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	46.89%

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Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
Energy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	12.42%
Energy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	28.75%
Energy Fund	TRANSAMERICA LIFE INSURANCE COMPANY ATTN: FMG ACCOUNTING - MS4410	4333 EDGEWOOD ROAD NORTHEAST CEDAR RAPIDS, IA 52499	8.38%
Europe 1.25x Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	60.54%
Europe 1.25x Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	6.29%
Europe 1.25x Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	29.71%
Financial Services Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	61.38%
Financial Services Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	23.48%
Financial Services Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	11.39%
Government Long Bond 1.2x Strategy Fund	MIDLAND NATIONAL LIFE INSURANCE CO. ATTN: VARIABLE ANNUITY DEPARTMENT	4601 WESTOWN PKWY SUITE 300 WEST DES MOINES, IA 50266-1071	13.26%
Government Long Bond 1.2x Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	14.06%
Government Long Bond 1.2x Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	42.88%
Government Long Bond 1.2x Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	23.62%

95

Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
Health Care Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	5.99%
Health Care Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	69.97%
Health Care Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	16.15%
Health Care Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	5.45%
International Opportunity Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	13.12%
International Opportunity Fund	RYDEX EPT MODERATE -VA	9601 BLACKWELL RD, STE 500 ROCKVILLE, MD 20850	7.83%
International Opportunity Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	66.19%
Internet Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	73.83%
Internet Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	21.40%
Inverse Dow 2x Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	32.21%
Inverse Dow 2x Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	23.57%
Inverse Dow 2x Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	40.47%
Inverse Government Long Bond Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	44.17%

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Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
Inverse Government Long Bond Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	16.38%
Inverse Government Long Bond Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	22.53%
Inverse Government Long Bond Strategy Fund	AMERITAS LIFE INSURANCE COMPANY LLVA	PO BOX 81889 LINCOLN, NE 68501	5.29%
Inverse Government Long Bond Strategy Fund	PHOENIX HOME LIFE VARIABLE INSURANCE COMPANY	31 TECH VALLEY DR EAST GREENBUSH, NY 12061	6.87%
Inverse Mid-Cap Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVLI6 C/O PORTFOLIO ACCOUNTING	PO BOX 182029 COLUMBUS, OH 43218-2029	33.82%
Inverse Mid-Cap Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	58.49%
Inverse NASDAQ 100 Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	6.18%
Inverse NASDAQ 100 Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	54.28%
Inverse NASDAQ 100 Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	31.01%
Inverse NASDAQ 100 Strategy Fund	MIDLAND NATIONAL LIFE INSURANCE CO. ATTN: VARIABLE ANNUITY DEPARTMENT	4601 WESTOWN PKWY SUITE 300 WEST DES MOINES, IA 50266-1071	5.29%
Inverse Russell 2000 Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	19.87%
Inverse Russell 2000 Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	21.86%
Inverse Russell 2000 Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	53.23%

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Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
Inverse S&P 500 Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	54.17%
Inverse S&P 500 Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	5.26%
Inverse S&P 500 Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	29.68%
Japan 2x Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	43.45%
Japan 2x Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	14.10%
Japan 2x Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	37.95%
Leisure Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	74.91%
Leisure Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	9.40%
Leisure Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	11.50%
Managed Futures Strategy Fund	RYDEX VA ALTERNATIVE STRATEGIES ALLOCATION FUND	9601 BLACKWELL RD, STE 500 ROCKVILLE, MD 20850	7.32%
Managed Futures Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO FBO UNBUNDLED	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	17.25%
Managed Futures Strategy Fund	NATIONAL INTEGRITY LIFE INSURANCE CO	400 BROADWAY STREET MS#24 VA ACCOUNTING CINCINNATI, OH 45202-3341	5.54%
Managed Futures Strategy Fund	RYDEX EPT MODERATE -VA	9601 BLACKWELL RD, STE 500 ROCKVILLE, MD 20850	5.33%

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Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
Managed Futures Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	5.78%
Managed Futures Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	51.87%
Mid-Cap 1.5x Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	8.84%
Mid-Cap 1.5x Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	59.41%
Mid-Cap 1.5x Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	28.28%
Multi-Hedge Strategies Fund	SECURITY BENEFIT LIFE INSURANCE CO FBO UNBUNDLED	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	19.85%
Multi-Hedge Strategies Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	9.99%
Multi-Hedge Strategies Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	47.66%
NASDAQ 100 2x Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	37.05%
NASDAQ 100 2x Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	14.48%
NASDAQ 100 2x Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	45.57%
NASDAQ 100 Fund	GE LIFE AND ANNUITY INSURANCE CO ATTN: VARIABLE ACCOUNTING	6610 WEST BROAD STREET RICHMOND, VA 23230	11.24%
NASDAQ 100 Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	12.81%

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Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
NASDAQ 100 Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	21.34%
NASDAQ 100 Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	16.67%
NASDAQ 100 Fund	AMERICAN SKANDIA LIFE ASSURANCE CO SAB ACCOUNT	ONE CORPORATE DRIVE PO BOX 883 SHELTON, CT 06484-0883	21.94%
Nova Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	11.88%
Nova Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	37.10%
Nova Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	40.17%
Precious Metals Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	32.08%
Precious Metals Fund	AMERITAS LIFE INSURANCE COMPANY LLVA	PO BOX 81889 LINCOLN, NE 68501	8.87%
Precious Metals Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	43.31%
Precious Metals Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	11.17%
Real Estate Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	64.54%
Real Estate Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	7.04%
Real Estate Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	19.73%

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Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
Real Estate Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	6.57%
Retailing Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	12.60%
Retailing Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	10.77%
Retailing Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	70.26%
Russell 2000 1.5x Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	40.49%
Russell 2000 1.5x Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVLI6 C/O PORTFOLIO ACCOUNTING	PO BOX 182029 COLUMBUS, OH 43218-2029	29.99%
Russell 2000 1.5x Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	19.21%
Russell 2000 2x Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	24.99%
Russell 2000 2x Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	74.06%
S&P 500 2x Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	33.06%
S&P 500 2x Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVLI6 C/O PORTFOLIO ACCOUNTING	PO BOX 182029 COLUMBUS, OH 43218-2029	6.46%
S&P 500 2x Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	22.28%
S&P 500 2x Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	37.99%

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Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
S&P 500 Pure Growth Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	54.04%
S&P 500 Pure Growth Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	6.87%
S&P 500 Pure Growth Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	36.39%
S&P 500 Pure Value Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	9.55%
S&P 500 Pure Value Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	26.41%
S&P 500 Pure Value Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	57.68%
S&P MidCap 400 Pure Growth Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	58.96%
S&P MidCap 400 Pure Growth Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	25.78%
S&P MidCap 400 Pure Growth Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	5.74%
S&P MidCap 400 Pure Growth Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	7.21%
S&P MidCap 400 Pure Value Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	10.84%
S&P MidCap 400 Pure Value Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	13.29%
S&P MidCap 400 Pure Value Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	22.19%

102

Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
S&P MidCap 400 Pure Value Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	51.28%
S&P SmallCap 600 Pure Growth Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	32.69%
S&P SmallCap 600 Pure Growth Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	33.39%
S&P SmallCap 600 Pure Growth Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	14.37%
S&P SmallCap 600 Pure Growth Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	15.66%
S&P SmallCap 600 Pure Value Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	10.61%
S&P SmallCap 600 Pure Value Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	15.23%
S&P SmallCap 600 Pure Value Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	30.76%
S&P SmallCap 600 Pure Value Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	41.92%
Strengthening Dollar 2x Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	37.58%
Strengthening Dollar 2x Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	11.04%
Strengthening Dollar 2x Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	45.16%
Technology Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	37.09%

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Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
Technology Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	58.13%
Telecommunications Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	41.00%
Telecommunications Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	41.72%
Telecommunications Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	14.11%
Transportation Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	8.27%
Transportation Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	23.76%
Transportation Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	64.34%
U.S. Government Money Market Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	23.74%
U.S. Government Money Market Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	70.84%
Utilities Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	9.02%
Utilities Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	32.55%
Utilities Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	56.92%
Weakening Dollar 2x Strategy Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	58.30%

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Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
Weakening Dollar 2x Strategy Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	35.32%
Weakening Dollar 2x Strategy Fund	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN: SEPARATE ACCOUNT	9920 CORPORATE CAMPUS SUITE 1000 LOUISVILLE, IN 40223	5.34%

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating Net Asset Value.”  The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund’s shares.  The NAV of a Fund is calculated by dividing the market value of the Fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund.  For the Alternative Strategies Allocation Fund and Asset Allocation Funds, each Fund’s assets consist primarily of the Underlying Funds, which are valued at their respective NAVs.  The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.  If market quotations are not readily available, a security will be valued at fair value by the Advisor, and in the case of the Equity Market Neutral Fund, SGI, using methods established or ratified by the Board.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter (“OTC”) market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used.  Futures contracts and options on futures contracts are valued at the last trade price prior to the end of a Fund’s pricing cycle.

Each Asset Allocation Fund and the Alternative Strategies Allocation Fund generally values shares of the Underlying Funds at their NAV and other investments at market prices.  Similarly, the Commodities Strategy Fund will regularly value its investments in structured notes at fair value and other investments at market prices.

The International Equity Funds, International Opportunity Fund, and Equity Market Neutral Fund will generally value their assets at fair value because of the time difference between the close of the relevant foreign exchanges and the time the Funds price their shares at the close of the NYSE. Such valuation will attempt to reflect the U.S. financial markets’ perceptions and trading activity related to the Funds’ assets since the calculation of the closing level of the Funds’ respective underlying indices. The Nikkei 225 Stock Average is determined in the early morning (2:00 a.m., U.S. Eastern Time) prior to the opening of the NYSE.  The STOXX 50 IndexSM is determined in the mid-morning (approximately 10:30 a.m.) U.S. ET, prior to the closing of the NYSE.  Under fair value pricing, the values assigned to a Fund’s securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

On days when shares of the Fixed Income Funds and Multi-Hedge Strategies Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Fixed Income Funds and Multi-Hedge Strategies Fund which are traded on the Chicago Board of Trade (the “CBOT”) are valued at the earlier

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of:  (i) the time of the execution of the last trade of the day for the Fixed Income Funds and Multi-Hedge Strategies Fund in those CBOT-traded portfolio securities; (ii) the time of the close of the CBOT Evening Session; or (iii) the last price reported by an independent pricing service before the calculation of the Fixed Income Funds’ or Multi-Hedge Strategies Fund’s NAVs.  On days when the CBOT is closed during its usual business hours and there is no need for the Fixed Income Funds and Multi-Hedge Strategies Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Fixed Income Funds or Multi-Hedge Strategies Fund will be the mean of the bid and asked prices for these CBOT-traded portfolio securities at the open of the CBOT Evening Session.

OTC securities held by a Fund shall be valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used, and quotations shall be taken from the market/exchange where the security is primarily traded.   Securities listed on the Nasdaq Global Select Market and Nasdaq Global Market shall be valued at the NOCP; which may differ from the last sales price reported.  The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the last reported bid price is used.  For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the rate at which local currencies can be sold to buy U.S. Dollars as last quoted by any recognized dealer.  If these quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board.  Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

The value of domestic equity index and credit default swap agreements entered into by the Funds is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to, at 10:45 a.m., Eastern Time, for the morning NAV, and at the close of the NYSE, usually 4:00 p.m., Eastern Time, for the afternoon NAV. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement.  The value of foreign equity index and currency index swap agreements entered into by the Funds are accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE, usually 4:00 p.m., Eastern Time. In the event that no order is filled at 4:00 p.m., Eastern Time, the Fund values the swap based on a quote provided by a dealer in accordance with the fund’s pricing procedures. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board.  The Board has adopted fair valuation procedures for the Funds and has delegated responsibility for fair value determinations to the Fair Valuation Committee which consists of members of the Advisor and the Servicer.  The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination.  The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates.  The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market

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value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument.  During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities.  For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income.  The purpose of this method of calculation is to facilitate the maintenance of a constant NAV of $1.00.

The Money Market Fund’s use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the “Rule”). The Rule requires that the Money Market Fund limit its investments to U.S. Dollar-denominated instruments that meet the Rule’s quality, maturity and diversification requirements.  The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than sixty days and precludes the purchase of any instrument with a remaining maturity of more than 397 days (about 13 months).

The Money Market Fund may only purchase “Eligible Securities.”  Eligible Securities are securities which:  (a) have remaining maturities of 397 days (about 13 months) or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations (“NRSROs”) that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Board to be of comparable quality to any rated securities.

As permitted by the Rule, the Board has delegated to the Advisor, subject to the Board’s oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Board determines that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Board believes that maintaining such price no longer reflects a market-based NAV, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations.  The Money Market Fund will notify shareholders of any such change.

PURCHASE AND REDEMPTION OF SHARES

Suspension of the Right of Redemption

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors.  In cases where Nasdaq, the CME, Chicago Board Options Exchange (“CBOE”), CBOT, or any foreign market where the Funds’ securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended.  On any day that any of the securities exchanges on which the Funds’ securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and

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redemption orders must be received.  Any order received after that time will receive the next business day’s NAV.  In addition, the Money Market Fund may rely on Rule 22e-3 of the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Fund.

Holidays

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays: (i) New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday.  Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.  In addition, the U.S. Government Bond Market is closed on Columbus Day and Veterans’ Day, and will likely close early the business day before New Year’s Day, Good Friday, Memorial Day, Thanksgiving (day after), and Christmas, as recommended by the Bond Market Association.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year’s Day; Coming-of-Age Day; National Foundation Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children’s Day: Marine Day; Respect-of-the-Aged Day: Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor’s Birthday.  Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets.  Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

Redemptions In-Kind

The Trust intends to pay your redemption proceeds in cash.  However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of a Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Funds’ Prospectus under “Dividends and Distributions.”  Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

The Government Long Bond 1.2x Strategy Fund and Money Market Fund intend to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Funds.  Net income will be

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calculated immediately prior to the determination of NAV of the Government Long Bond 1.2x Strategy Fund and Money Market Fund.

The Board may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Board, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 NAV for the Money Market Fund, the Board may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder’s account. Such reduction may result in taxable income to a shareholder of the Money Market Fund in excess of the net increase (i.e., dividends, less such reduction), if any, in the shareholder’s account for a period of time.  Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

With respect to the investment by the Government Long Bond 1.2x Strategy Fund in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the “original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities.  This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Government Long Bond 1.2x Strategy Fund which must be distributed to shareholders of the Fund in order to maintain the qualification of the Fund as regulated investment companies for tax purposes.  The tax rules applicable to regulated investment companies are described below.

Federal Tax Treatment of Dividends and Distributions

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shares of the Funds will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans.  Under the provisions of the Internal Revenue Code currently in effect, net income and net realized capital gains of the Funds are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of the company’s variable annuity contracts or variable life insurance policies, refer to the life insurance company’s variable annuity contract or variable life insurance prospectus.  You should consult with your tax adviser regarding the federal, state and local tax treatment of withdrawals or distributions from your qualified pension or retirement plan.

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Section 817(h) Diversification

Section 817(h) of the Internal Revenue Code requires that the assets of each Fund be adequately diversified so that insurance companies that invest in their shares, and not variable annuity contract owners, are considered the owners of the shares for federal income tax purposes.  Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund.  In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test:  no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments.  Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it will provide guidance on the extent to which Contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares.  It is possible that when such regulations or rulings are issued, contracts may need to be modified to comply with them.

The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.  The ownership rights under the contracts are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that contract owners were not owners of the subaccount assets.  Although we do not believe this to be the case, these differences could result in contract owners being treated as the owners of the assets of the subaccounts under the contracts.  We, therefore, reserve the right to modify the contracts as necessary to attempt to prevent the owners of the contracts from being considered the owners of a pro rata share of the assets of the subaccounts under the contracts.

Regulated Investment Company Status

Each of the Funds intends to seek to qualify for, and elect to be treated as a Regulated Investment Company (“RIC”) under the Internal Revenue Code.  As a RIC, a Fund would not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund’s shareholders.

Accordingly, each Fund must, among other requirements, receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% Test”).  A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership  (the “Asset Test”).  Income and gains from transactions in commodities such as precious metals and minerals will not qualify as gross income from “securities” for purposes of the 90% test.  The Precious Metals Fund, therefore, intends to restrict its investment in precious metals and

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in precious minerals to avoid a violation of the 90% Test.  Similarly, each Fund intends to restrict its investment in pooled investment vehicles (described above) which hold commodities, such as gold or oil, to avoid a violation of the 90% Test.

In addition, each Fund must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders.  If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.  The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

In the event of a failure by a Fund to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deductions for distributions to shareholders.  In addition, in such case, the Fund’s distributions, to the extent such distributions are derived from the Fund’s current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders as ordinary income.  In general, subject to certain limitations, such dividends would be eligible for the dividends received deduction for corporate shareholders.  In addition, if a Fund fails to qualify as a RIC, it may affect the ability of an insurance company segregated asset accounts to meet the diversification test under Section 817(h) of the Internal Revenue Code described above.

Federal Excise Tax

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply to a RIC whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts.  In order to avoid this excise tax, each Fund intends to qualify for this exemption or to make its distributions in accordance with the calendar year.

Tax Implications of Investment in the Subsidiaries

The Commodities Strategy Fund, Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund each intends to invest up to 25% of its assets in its respective Subsidiary, which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirement under Subchapter M of the Internal Revenue Code.  The Commodities Strategy Fund and the Managed Futures Strategy Fund have received a private letter ruling from the IRS that concludes that the income they receive from their respective Subsidiaries will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code.  The Long/Short Commodities Strategy Fund and Multi-Hedge Strategies Fund intend to invest in their respective Subsidiaries on a basis consistent with the private letter ruling issued to the Commodities Strategy Fund and Managed Futures Strategy Fund.  The Long/Short Commodities Strategy Fund and Multi-Hedge Strategies Fund intend to also take the position that the income they receive from their respective Subsidiaries will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code.

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Each Subsidiary is classified as a corporation for U.S. federal income tax purposes.  A foreign corporation, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the “Safe Harbor”) pursuant to which each Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiaries’ securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiaries’ activities were determined not to be of the type described in the Safe Harbor or if the Subsidiaries’ gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiaries may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  Income subject to such a flat tax includes dividends and certain interest income.  The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

Each Fund will wholly-own its Subsidiary.  A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code.  A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Funds are each a U.S. person that will own all of the stock of its Subsidiary, the Funds will each be a “U.S. Shareholder” and the Subsidiaries will each be a CFC. As a “U.S. Shareholder,” each Fund will be required to include in its gross income for United States federal income tax purposes all of its Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiaries’ income will be “subpart F income.”  “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives.  “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Funds’ recognition of the Subsidiaries’ “subpart F income” will increase the Funds’ tax basis in the Subsidiaries. Distributions by the Subsidiaries to the Funds will be tax-free, to the extent of their previously undistributed “subpart F income,” and will correspondingly reduce the Funds’ tax basis in the Subsidiaries. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiaries’ underlying income.

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In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the Subsidiaries by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Funds if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Special Considerations Applicable to Certain Domestic Equity Funds, Sector Funds, International Equity Funds, International Opportunity Fund, Fixed Income Funds, and Commodities Strategy Fund and Alternative Funds, and in the case of the Alternative Strategies Fund and Asset Allocation Funds, Certain of the Underlying Funds

As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test.  It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities).  No regulations have been issued pursuant to this authorization.  It is possible, however, that such regulations may be issued in the future.  If such future regulations were applied to the Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds, it is possible that the amount of their qualifying income would no longer satisfy the 90% Test and the Funds would fail to qualify as RICs.

It is also possible that the International Opportunity Fund, Equity Market Neutral Fund, Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds’ strategy of investing in foreign currency-related financial instruments might cause the Funds to fail to satisfy the Asset Test, resulting in their failure to qualify as RICs.  Failure of the Asset Test might result from a determination by the Internal Revenue Service that financial instruments in which the Funds invest are not securities.  Moreover, even if the financial instruments are treated as securities, a determination by the Internal Revenue Service regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Funds could result in the failure by the Funds to diversify their investments in a manner necessary to satisfy the Asset Test.  The tax treatment of a Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under “Regulated Investment Company Status.”

In general, with respect to the All-Cap Opportunity Fund, Equity Market Neutral Fund, Sector Funds, International Equity Funds and International Opportunity Fund, each Fund gains from “foreign currencies” and from foreign currency options, foreign currency futures, and forward foreign exchange contracts (“forward contracts”) relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar).  In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as

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ordinary income or loss under the Internal Revenue Code.  Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to special treatment.  In general, any such gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.  Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

The Equity Market Neutral Fund, Sector Funds, International Equity Funds, International Opportunity Fund and All-Cap Opportunity Fund may incur a liability for foreign withholding taxes as a result of investment in stock or securities of foreign corporations.  If, at any year-end, more than 50% of the assets of a Fund are comprised of stock or securities of foreign corporations, the Fund may elect to “pass through” to shareholders the amount of foreign taxes paid by that Fund.  The Fund will make such an election only if that Fund deems this to be in the best interests of its shareholders.  If the Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in that Fund.

With respect to investments by the S&P 500 Fund, Russell 2000® Fund, Fixed Income Funds and Multi-Hedge Strategies Fund in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.  Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

Options, Swaps and Other Complex Securities

A Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.  A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.  Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

Special Considerations Applicable to the Commodities Strategy Fund, Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund and in the Case of the Alternative Strategies Allocation Fund and Asset Allocation Funds, Certain of the Underlying Funds

One of the requirements for qualification as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code is that the Commodities Strategy Fund, Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund each derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from

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the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”). As described in the Funds’ Prospectuses, each Fund currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes.

The status of the swap contracts and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Internal Revenue Code has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Commodities Strategy Fund, Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund invest will not be considered qualifying income after September 30, 2006.  The Funds will therefore restrict their income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of each Fund’s gross income.

The Commodities Strategy Fund and the Managed Futures Strategy Fund have received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Commodities Strategy Fund and Managed Futures Strategy Fund will produce qualifying income for purposes of the RIC qualification tests.  The Advisor, therefore, believes it can continue to successfully operate the Commodities Strategy Fund and the Managed Futures Strategy Fund in a manner consistent with each Fund’s current investment objective by investing in certain commodities-linked structured notes.

If the Commodities Strategy Fund, Long/Short Commodities Strategy Fund and/or Managed Futures Strategy Fund were to fail to qualify as a RIC, the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders).  When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits.  If the Commodities Strategy Fund, Long/Short Commodities Strategy Fund and/or Managed Futures Strategy Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Fund would be subject to diminished investment returns.

Options Transactions by the Funds

If a call option written by a Fund expires, the amount of the premium received by a Fund for the option will be short-term capital gain to the Fund.  If such an option is closed by a Fund, any gain or loss realized by a Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder’s right under the option, any gain or loss realized by a Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to a Fund depending on the Fund’s holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, a Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund’s holding period for the call option.  If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

Each Fund has available to it a number of elections under the Internal Revenue Code concerning the treatment of option transactions for tax purposes.  A Fund will utilize the tax treatment that, in a Fund’s judgment, will be most favorable to a majority of investors in the Fund.  Taxation of these transactions

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will vary according to the elections made by a Fund.  These tax considerations may have an impact on investment decisions made by a Fund.

Each of the Domestic Equity Funds, Sector Funds, International Equity Funds, International Opportunity Fund, Commodities Strategy Fund, and Alternative Funds, in its operations, also will utilize options on securities indices.  Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, “blended gain or loss”).  In addition, any non-equity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of each of the Domestic Equity Funds, Sector Funds, International Equity Funds, International Opportunity Fund, Commodities Strategy Fund, and Alternative Funds, involving non equity options on stock indices may constitute “straddle” transactions.  “Straddles” may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions.  Each of these Funds will also have available a number of elections under the Internal Revenue Code concerning the treatment of option transactions for tax purposes.  Each such Fund will utilize the tax treatment that, in the Fund’s judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund.  These tax considerations may have an impact on investment decisions made by a Fund.

A Fund’s transactions in certain options, under some circumstances, could preclude a Fund’s qualifying for the special tax treatment available to RICs.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

Special Rule Applicable to Investments in REITs

Under a notice issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a REIT or other pass-through entity) that is attributable to a residual interest in real estate mortgage conduits (“REMICs”) or taxable mortgage pools (“TMPs”) (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Fund’s excess inclusion income, as described below.  Although the Funds do not expect to invest in REITs which pass through excess inclusion income, they may make such investments and may need to make certain elections to either specially allocate such tax to a Fund’s shareholders or to pay the tax at the Fund level.

Back-Up Withholding

In certain cases a Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who:  (1) has failed to provide a

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correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the Internal Revenue Service (“IRS”); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

Other Issues

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds.  These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds’ Advisor, SGI, principal underwriter, or any affiliated person of the Funds, the Advisor, SGI, or the principal underwriter.

Information concerning the Funds’ portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor, SGI and other Service Providers, such as the Funds’ administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds’ current registration statement. As of December 31, 2009, the Funds disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	1-10 calendar days
Lipper	Monthly	1-10 calendar days
Bloomberg	Monthly	1-10 calendar days
Thompson Financial	Quarterly	1-10 calendar days
Standard & Poor’s	Quarterly	1-10 calendar days
Vickers Stock Research	Quarterly	1-10 calendar days
Institutional Shareholder Services (formerly, Investor Responsibility Research Center)	Weekly	1-5 business days

The Funds’ Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of

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confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect.  The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Funds, the Advisor, SGI, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds’ Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion.  For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Funds and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Funds.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.  You receive one vote for every full Fund share owned. Each Fund or class of a Fund, if applicable, will vote separately on matters relating solely to that Fund or class.  All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act.  However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust.  If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting.  Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

Reporting

You will receive the Trust’s unaudited financial information and audited financial statements.  In addition, the Trust will send you proxy statements and other reports.  If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

Shareholder Inquiries

Shareholders may visit the Trust’s web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

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INDEX PUBLISHERS INFORMATION

Standard & Poor’s

The S&P 500 2x Strategy, Inverse S&P 500 2x Strategy, Inverse S&P 500 Strategy, Mid-Cap 1.5x Strategy, Nova, S&P 500, S&P 500 Pure Growth, S&P 500 Pure Value, S&P MidCap 400 Pure Growth, S&P MidCap 400 Pure Value, S&P SmallCap 600 Pure Growth, S&P SmallCap 600 Pure Value and Commodities Strategy Funds (the “Rydex|SGI S&P Funds”) are not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) or Citigroup Global Markets, Inc. (“Citigroup”).  Neither S&P nor Citigroup makes any representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Funds particularly or the ability of the S&P 500® Index, S&P MidCap 400® Index, S&P 500/Citigroup Pure Growth Index, S&P 500/Citigroup Pure Value Index, S&P MidCap 400/Citigroup Pure Growth Index, S&P MidCap 400/Citigroup Pure Value Index, S&P SmallCap 600/Citigroup Pure Growth Index, S&P SmallCap 600/Citigroup Pure Value Index and S&P GSCITM Commodity Index (the “S&P Indices”) to track general stock market performance.  S&P’s and Citigroup’s only relationship to Rydex Investments (“Licensee”) is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Funds.  S&P and Citigroup have no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Funds into consideration in determining, composing or calculating the S&P Indices.  Neither S&P nor Citigroup are responsible for and have not participated in the determination of the prices and amount of the Rydex|SGI S&P Funds or the timing of the issuance or sale of the Rydex|SGI S&P Funds or in the determination or calculation of the equation by which the Rydex|SGI S&P Funds are to be converted into cash.  S&P and Citigroup have no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Funds.

S&P and Citigroup do not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P and Citigroup shall have no liability for any errors, omissions, or interruptions therein.  S&P and Citigroup make no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein.  S&P and Citigroup make no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein.  Without limiting any of the foregoing, in no event shall S&P or Citigroup have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.

“Standard & Poor’s®,” S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500,” “Standard & Poor’s MidCap 400,” “S&P MidCap 400,” Standard & Poor’s SmallCap,” “S&P SmallCap 600,” “S&P 500/Citigroup Pure Value,” “S&P 500/Citigroup Pure Growth,” “S&P MidCap 400/Citigroup Pure Value,” “S&P MidCap 400/Citigroup Pure Growth,” “S&P SmallCap 600/Citigroup Pure Value,” and “S&P SmallCap 600/Citigroup Pure Growth” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc.

Dow Jones

Dow Jones has no relationship to Rydex Investments, other than the licensing of the Dow Jones Industrial AverageSM (DIE) Index (the “Dow Jones Index”) and the related trademarks for use in connection with the Dow 2x Strategy Fund and Inverse Dow 2x Strategy Fund (the “Rydex Dow Jones Funds”). “Dow Jones,” “Dow Jones Industrial AverageSM,”  and “DIAS,” are service marks of Dow Jones & Company, Inc.

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Dow Jones does not:

•        Sponsor, endorse, sell or promote the Rydex|SGI Dow Jones Funds.

•        Recommend that any person invest in the Rydex|SGI Dow Jones Funds or any other securities.

•        Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Rydex|SGI Dow Jones Funds.

•        Have any responsibility or liability for the administration, management or marketing of the Rydex|SGI Dow Jones Funds.

•        Consider the needs of the Dow Jones Funds or the owners of the Rydex|SGI Dow Jones Funds in determining, composing or calculating the relevant index or have any obligation to do so.

Dow Jones will not have any liability in connection with the Rydex|SGI Dow Jones Funds. Specifically:

•        Dow Jones does not make any warranty, expressed or implied, and Dow Jones disclaims any warranty about:

•        The results to be obtained by the Rydex|SGI Dow Jones Funds, the owner of the Rydex|SGI Dow Jones Funds, or any other person in connection with the use of the Dow Jones Indices and the data included in the Dow Jones Indices;

•        The accuracy or completeness of the Dow Jones Indices and their data;

•        The merchantability and the fitness for a particular purpose or use of the Dow Jones Indices and their data;

•        Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Jones Indices or their data;

•        Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between Rydex Investments and Dow Jones is solely for their benefit and not for the benefit of the owners of the Rydex Dow Jones Funds or any other third parties.

STOXX

STOXX and its licensors (the “Licensors”) have no relationship to the Rydex Investments, other than the licensing of the STOXX 50 Index and the related trademarks for use in connection with the Europe 1.25x Strategy Fund.

STOXX and its Licensors do not:

•             Sponsor, endorse, sell or promote the Europe 1.25x Strategy Fund.

•             Recommend that any person invest in the Europe 1.25x Strategy Fund or any other securities.

•             Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Europe 1.25x Strategy Fund.

•             Have any responsibility or liability for the administration, management or marketing of the Europe 1.25x Strategy Fund.

•             Consider the needs of the [products] or the owners of the Europe 1.25x Strategy Fund in determining, composing or calculating the [relevant index] or have any obligation to do so.

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STOXX and its Licensors will not have any liability in connection with the Europe 1.25x Strategy Fund. Specifically,

•                  STOXX and its Licensors do not make any warranty, express or implied and disclaim any and all warranty about:

•                  The results to be obtained by the Europe 1.25x Strategy Fund, the owner of the Europe 1.25x Strategy Fund or any other person in connection with the use of the STOXX 50 Index and the data included in the STOXX 50 Index;

•                  The accuracy or completeness of the STOXX 50 Index and its data;

•                  The merchantability and the fitness for a particular purpose or use of the STOXX 50 Index and its data;

•                  STOXX and its Licensors will have no liability for any errors, omissions or interruptions in the STOXX 50 Index or its data;

•                  Under no circumstances will STOXX or its Licensors be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if STOXX or its Licensors knows that they might occur.

The licensing agreement between the Rydex Investments and STOXX is solely for their benefit and not for the benefit of the owners of the Europe 1.25x Strategy Fund or any other third parties.

The NASDAQ OMX Group, Inc.

The NASDAQ-100® 2x Strategy, Inverse NASDAQ-100® 2x Strategy, Inverse NASDAQ-100® Strategy, and NASDAQ-100® Funds (the “Rydex|SGI NASDAQ Funds”) are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX Group, Inc., with its affiliates, are referred to as the “Corporations”).  The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Rydex|SGI NASDAQ Funds.  The Corporations make no representation or warranty, express or implied to the owners of the Rydex|SGI NASDAQ Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI NASDAQ Funds particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance.  The Corporations’ only relationship to Rydex Investments (“Licensee”) is in the licensing of the NASDAQ®, NASDAQ-100®, and NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Rydex|SGI NASDAQ Funds.  The Corporations have no obligation to take the needs of the Licensee or the owners of the Rydex|SGI NASDAQ Funds into consideration in determining, composing or calculating the NASDAQ-100 Index®.  The Corporations are not responsible for and have not participated in the determiniation of the timing of, prices at, or quantities of the Rydex|SGI NASDAQ Funds to be issued or in the determination or calculation of the equation by which the Rydex|SGI NASDAQ Funds are to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Rydex|SGI NASDAQ Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE RYDEX|SGI NASDAQ FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL

121

WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF SUCH DAMAGES.

Nikkei Inc.

Nikkei Inc. (the “Nikkei”) does not sponsor, endorse, sell or promote any Rydex|SGI Fund and makes no representation or warranty, implied or express, to the investors in the Japan 2x Strategy Fund, or any members of the public, regarding:

•                  The advisability of investing in index funds;

•                  The ability of any index to track stock market performance;

•                  The accuracy and/or the completeness of the aforementioned index or any data included therein;

•                  The results to be obtained by the Fund, the investors in the Fund, or any person or entity from the use of the index or data included therein; and

•                  The merchantability or fitness for a particular purpose for use with respect to the index or any data included therein.

Further, the Index Publisher does not:

•                  Recommend that any person invest in the Japan 2x Strategy Fund or any other securities;

•                  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Japan 2x Strategy Fund;

•                  Have any responsibility or liability for the administration, management or marketing of the Japan 2x Strategy Fund;

•                  Consider the needs of the Japan 2x Strategy Fund or the investors in the Japan 2x Strategy Fund in determining, composing or calculating the index or has any obligation to do so;

•                  Have any liability in connection with the Japan 2x Strategy Fund or for any errors, omissions or interruptions in connection with the index or the related data;

•                  Have any liability for any lost profits or indirect punitive, special or consequential damages or losses, even if the Nikkei knows that they might occur.

Frank Russell Company

The Russell 2000® 2x Strategy, Inverse Russell 2000® 2x Strategy, Inverse Russell 2000® Strategy, Russell 2000® and  Russell 2000® 1.5x Strategy Funds (the “Rydex|SGI Russell Funds”) are not sponsored or endorsed by, nor in any way affiliated with Frank Russell Company (“Russell”).  Russell is not responsible for and has not reviewed the Russell Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index (the “Russell Index”) which is a trademark/service mark of  Russell.  Russell has no obligation to take the needs of any of the Rydex|SGI Russell Funds or their participants or any other product or person into consideration in determining, composing or calculating the Russell Index.

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Russell’s publication of the Russell Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Index is based.

Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Index or any data included in the Russell Index.  Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Index or any data included therein, or any security (or combination thereof) comprising the Russell Index.  Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index or any data or any security (or combination thereof) included therein.

Russell® is a trademark of the Frank Russell Company.

ICE Futures U.S., Inc.

The Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds (the “Products”) are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. (“ICE Futures”).  ICE Futures makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the U.S. Dollar Index®, to track market performance of either Product.  ICE Futures’ only relationship to Rydex Investments (“Licensee”) is the licensing of certain names and marks and of the U.S. Dollar Index®, which is determined, composed and calculated without regard to the Licensee or the Products.  ICE Futures has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the U.S. Dollar Index®.   ICE Futures is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of interests in the Products. ICE Futures has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Products.

Ice Futures does not guarantee the accuracy and/or the completeness of the U.S. Dollar Index® or any data included therein.  Ice Futures makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Products, or any other person or entity from the use of the U.S. Dollar Index® or any data included therein in connection with the rights licensed hereunder, in connection with the purchase, sale or trading of any Product, or for any other use.  Ice Futures makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Dollar Index® or nay data included therein.  Without limiting any of the foregoing, in no event shall Ice Futures have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

J.P. Morgan Securities Ltd.

The JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index (“Index”) was developed, compiled, prepared and arranged by J.P. Morgan Securities Ltd. (“JPMorgan”) through expenditure of substantial time, effort and money and constitutes valuable intellectual property and a trade secret of JPMorgan and all proprietary and intellectual property rights of any nature, including patents, copyrights, trademarks and trade secrets regarding the Index, and any and all copies, modifications, enhancements and derivative works thereof are owned by and will remain the property of JPMorgan. Copyright to this document may belong to unaffiliated third parties.

The Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long Short Total Return Index

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(the “Index”) to track the investment opportunities in the commodity futures and forwards markets or otherwise achieve its objective. JPMorgan has no obligation to take the needs of Rydex Investments or the owners of the Fund into consideration in determining, composing or calculating the Index.  JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.  JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the Fund. It is expected that affiliates of JPMorgan, the publisher of the underlying index, may act as principal or agent in connection with securities and other financial instruments in which the Fund may invest, including without limitation swaps and structured notes.

THE INDEX IS PROVIDED “AS IS” WITH ANY AND ALL FAULTS.  JPMORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX AND/OR ANY INFORMATION RELATING TO THE FUND AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE FUND, OR BY ANY OTHER PERSON OR ENTITY FROM ANY USE OF THE INDEX AND/OR FUND.  JPMORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE FUND, OR BY ANY OTHER PERSON OR ENTITY FROM ANY USE OF THE INDEX AND/OR FUND.  THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE INDEX AND/OR THE FUND, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE INDEX AND/OR THE FUND.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL JPMORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (E&Y), 8484 Westpark Drive, McLean, Virginia 22102, serves as the independent registered public accounting firm to the Trust and each of the Funds.  The Subsidiaries have also entered into arrangements with E&Y to serve as each Subsidiary’s independent registered public accounting firm.

CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian.  Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.  The Custodian also serves as the custodian for the Subsidiaries.

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FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2009, including notes thereto and the report of Ernst & Young LLP, are incorporated by reference into this SAI. A copy of the Funds’ 2009 Annual Reports to Shareholders must accompany the delivery of this SAI.

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APPENDIX A

DESCRIPTION OF RATINGS

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings

Group Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “B” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc.

Corporate Bond Ratings

Aaa - Bonds rate “Aaa” are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.”  Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

A-1

Aa - Bonds rate “Aa” are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations.  Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds  rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

A-2

APPENDIX B

RYDEX INVESTMENTS

PROXY VOTING POLICIES AND PROCEDURES

I.                                        Introduction

PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 (“Funds”) and clients that are pension plans (“Plans”) subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).  This document sets forth Rydex Investments’ policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.  Specifically, Rule 206(4)-6 requires that we:

•                                          Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

•                                          Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

•                                          Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.                                    Proxy Voting Policies and Procedures

A.                                   Proxy Voting Policies

Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents.  Clients, however, may change their proxy voting direction at any time.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.

B.                                     Proxy Voting Procedures

Rydex Investments utilizes the services of an outside proxy voting firm, Institutional Shareholder Services (“ISS”), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues.  In the absence of contrary instructions received from Rydex Investments, ISS will vote proxies in accordance with the proxy voting guidelines (the “Guidelines”) attached as Schedule A hereto, as such Guidelines may be revised from time to time by Rydex Investments’ portfolio management group (the

“Committee”). Under its arrangement with ISS, Rydex Investments has agreed to:

•                                          Provide ISS with a copy of the Guidelines and to inform ISS promptly of any changes to the Guidelines;

•                                          Deliver to ISS, on a timely basis, all documents, information and materials necessary to enable ISS to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to ISS a power of attorney with respect to the services to be provided hereunder and providing ISS on a timely basis with Rydex Investments’ authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by ISS of its duties);

•                                          Provide ISS with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

•                                          Coordinate with ISS with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III.                                Resolving Potential Conflicts of Interest

The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process.  Examples of potential conflicts of interest include:

•                                          Managing a pension plan for a company whose management is soliciting proxies;

•                                          Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

•                                          Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct ISS to vote in accordance with the established Guidelines.  In the absence of established Guidelines (i.e., in instances where the Guidelines provide for a “case-by-case” review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

•                                          Refer Proposal to the Client — Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

•                                          Obtain Client Ratification — If Rydex Investments is in a position to disclose the conflict  to the client (i.e., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•                                          Use an Independent Third Party for All Proposals — Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or a similar entity (or to have the third party vote such proxies).

•                                          Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict — Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as ISS) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.                                SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian.  Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible.  In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client’s custodian for voting purposes.  This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments’ judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding.  There can be no guarantee that any such securities can be retrieved for such purpose.

V.                                    SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.                                Shares of Registered Investment Companies (Fund of Funds)

Certain funds are structured as fund of funds and invest their assets primarily in other underlying funds (the “Funds of Funds”).  The Funds of Funds will vote their shares in the underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (also called “mirror” or “echo” voting).

VII.                            Assistance with Form N-PX and Proxy Voting Record

Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or ISS as its agent, voted on the client’s behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

(i)                                     The name of the issuer of the portfolio security;

(ii)                                 The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(iii)                              The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(iv)                             The shareholder meeting date;

(v)                                A brief identification of the matter voted on;

(vi)                             Whether the matter was proposed by the issuer or by a security holder;

(vii)                          Whether Rydex Investments (or ISS as its agent) cast the client’s vote on the matter;

(viii)                       How Rydex Investments (or ISS as its agent) cast the client’s vote (i.e., for or against proposal, or abstain; for or withhold regarding election of directors); and

(ix)                               Whether Rydex Investments (or ISS as its agent) cast the client’s vote for or against management.

VIII.                       Disclosure of How to Obtain Voting Information

Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments.  Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

IX.                                Recordkeeping

Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)                                    A copy of this Policy;

(ii)                                 Proxy Statements received regarding client securities;

(iii)                              Records of votes cast on behalf of clients;

(iv)                             Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v)                                Records of client requests for proxy voting information.

With respect to Rydex Investments’ Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments.  Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments’ records.

Rydex Investments may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as ISS, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

SCHEDULE A

TO

RYDEX INVESTMENTS

PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING GUIDELINES

Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders.  Accordingly, Rydex Investments will generally vote with management on “routine items” of a corporate administrative nature.  Rydex Investments will generally review all “non-routine items” (i.e., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

Board of Directors

A. Director Nominees in Uncontested Elections	Vote With Mgt.
B. Chairman and CEO is the Same Person	Vote With Mgt.
C. Majority of Independent Directors	Vote With Mgt.
D. Stock Ownership Requirements	Vote With Mgt.
E. Limit Tenure of Outside Directors	Vote With Mgt.
F. Director and Officer Indemnification and Liability Protection	Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions	Vote With Mgt.

Proxy Contests

A. Voting for Director Nominees in Contested Election	Vote With Mgt.
B. Reimburse Proxy Solicitation	Vote With Mgt.

Auditors

A. Ratifying Auditors	Vote With Mgt.

Proxy Contest Defenses

A. Board Structure — Classified Board	Vote With Mgt.
B. Cumulative Voting	Vote With Mgt.
C. Shareholder Ability to Call Special Meetings	Vote With Mgt.

Tender Offer Defenses

A. Submit Poison Pill for shareholder ratification	Case-by-Case
B. Fair Price Provisions	Vote With Mgt.
C. Supermajority Shareholder Vote Requirement To Amend the Charter or Bylaws	Vote With Mgt.
D. Supermajority Shareholder Vote Requirement	Vote With Mgt.

Miscellaneous Governance Provisions

A. Confidential Voting	Vote With Mgt.

B. Equal Access	Vote With Mgt.
C. Bundled Proposals	Vote With Mgt.

Capital Structure

A. Common Stock Authorization	Vote With Mgt.
B. Stock Splits	Vote With Mgt.
C. Reverse Stock Splits	Vote With Mgt.
D. Preemptive Rights	Vote With Mgt.
E. Share Repurchase Programs	Vote With Mgt.

Executive and Director Compensation

A. Shareholder Proposals to Limit Executive and Directors Pay	Case-by-Case
B. Shareholder Ratification of Golden and Tin Parachutes	Vote With Mgt.
C. Employee Stock Ownership Plans	Vote With Mgt.
D. 401(k) Employee Benefit Plans	Vote With Mgt.

State of Incorporation

A. Voting on State Takeover Plans	Vote With Mgt.
B. Voting on Reincorporation Proposals	Vote With Mgt.

Mergers and Corporate Restructurings

A. Mergers and Acquisitions	Case-by-Case
B. Corporate Restructuring	Vote With Mgt.
C. Spin-Offs	Vote With Mgt.
D. Liquidations	Vote With Mgt.

Social and Environmental Issues

A. Issues with Social/Moral Implications	Vote With Mgt.

APPENDIX C

SECURITY GLOBAL INVESTORS, LLC

SECURITY INVESTORS, LLC

SECURITY FUNDS PROXY VOTING

POLICY AND PROCEDURES

June 15, 2007

GENERAL POLICY

As an investment adviser, the Firm must treat voting rights as to securities held in clients’ portfolios in a manner that is in those clients’ best interests.(1)

1.                                      COMPLIANCE PROCEDURES

The Proxy Voting Guidelines, attached as Exhibit A to these Proxy Voting Policies and Procedures, set forth the guidelines that the Firm uses in voting specific proposals.  However, the vote entered on a client’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the client.  If a proposal is voted in a manner different than set forth in the Proxy Voting Guidelines, the reasons therefore shall be documented in writing.  The manner in which specific proposals are to be voted, may differ based on the type of client account.  For example, a specific proposal may be considered on a case-by-case basis for socially aware client accounts, while all other accounts may always vote in favor of the proposal.

The Firm has delegated to an independent third party (the “Service Provider”), the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines.  The Service Provider notifies the Firm of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e. proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Firm has indicated that a decision will be made on a case-by-case basis).

Proposals which are either not addressed in the Proxy Voting Guidelines, or which are indicated to be voted case-by-case, are sent by the Service Provider to the Firm’s compliance officer.  If the compliance officer determines that there is no material conflict of interest, the proposal is forwarded to the applicable portfolio manager and is voted in accordance with his or her recommendation.(2)  Proposals where it is determined that the Firm does have a material conflict of interest are handled as described in Section 2.

2.                                      MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION

The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.  For example, the Firm may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies.  The Firm or its affiliates may also occasionally have

(1)  Note: only separate account clients and the Funds — and not investors in those Funds — are considered the Firm’s clients.

(2)  Any activity or function assigned to the Firm’s compliance officer under these procedures may be performed by one or more associates reporting to the compliance officer.

business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.  Determination of whether there is a material conflict of interest between the Firm and a client due to (a) the provision of services or products by the Firm or a Firm affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of the Firm or its affiliates and proponents of a proxy issue or (c) any other matter or thing, shall be made by the Firm’s compliance officer.  The compliance officer may consult with the Law Department regarding any potential conflict of interest.

If a material conflict of interest is determined to exist, it may be resolved in any of the following ways:

(a)          Following the vote recommendation of an independent fiduciary appointed for that purpose.

(b)         Voting pursuant to client direction.(3)

(c)          Abstaining.

(d)         Disclosing the conflict to the client and obtaining their consent prior to voting.(4)

(e)          Voting according to a pre-determined policy as set forth in the Proxy Voting Guidelines.

The method selected by the Firm to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

•                                         3.                                      RESPONSIBILITY AND OVERSIGHT

It is the responsibility of the Firm’s compliance officer to monitor the proxy voting process.  The compliance officer may designate an employee to carry out the day-to-day functions of tracking compliance with these Proxy Voting Policies and Procedures.

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank.  If a client has delegated voting discretion to the Firm, the client must instruct its custodian bank to deliver all relevant voting material to the Firm.

•                                         4.                                      UNDUE INFLUENCE

If at any time any person involved in the Firm’s proxy voting process is pressured or lobbied either by the Firm’s personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to the Firm’s compliance officer, or in his or her absence, to the Law Department.  A determination will then be made regarding this information, keeping in mind the Firm’s duty of loyalty and care to its clients.

•                                         5.                                      RECORDKEEPING AND DISCLOSURE

The Firm will maintain the following records relating to proxy votes cast under these policies and procedures:

(a)          A copy of these policies and procedures.

(3)  With respect to an investment company client, the direction of the Fund’s Board, or a committee thereof, will be deemed to be “client direction.”

(4)  With respect to an investment company client, it will be sufficient to disclose the conflict to the Fund’s Board, or a committee thereof, and to obtain the consent of such Board or committee.

(b)         A copy of each proxy statement the Firm receives regarding client securities.

(c)          A record of each vote cast by the Firm on behalf of a client.

(d)         A copy of any document created by the Firm’s personnel that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

(e)          A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any client request (regardless of whether such client request was written or oral) for information on how the Firm voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations.  The Firm may rely on one or more third parties to make and retain the records referred to in items (b) and (c) above.

The Firm provides clients with a copy of its Proxy Voting Policies and Procedures, including the Proxy Voting Guidelines, upon written request.  The Firm will make specific client information relating to proxy voting available to a client upon written request.

•                                         6.                                      SPECIAL SITUATIONS

In certain situations, the Firm may be unable to vote or may determine not to vote a proxy on behalf of one or more clients.  While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending.  Various accounts over which the Firm has proxy voting discretion participate in securities lending programs.  Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date.  Efforts to recall loaned securities are not always effective.  However, the Firm reserves the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Share blocking.  In certain countries the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (“share blocking”).  The portfolio manager retains the final authority to determine whether to block the shares in the client’s account or to forego voting the shares.

Lack of adequate information, untimely receipt of proxy or excessive costs.  The Firm may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances.  Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines.  The Firm’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.

STATEMENT OF ADDITIONAL INFORMATION

RYDEX VARIABLE TRUST

9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888  301.296.5100

WWW.RYDEX-SGI.COM

Rydex Variable Trust (the “Trust”) is a no-load mutual fund complex with a number of separate investment portfolios. This Statement of Additional Information (“SAI”) relates to shares of the following series (each a “Fund” and collectively, the “Funds” or the “Rydex|SGI Funds”):

AMERIGO FUND

CLERMONT FUND

SELECT ALLOCATION FUND (FORMERLY, BEROLINA FUND)

This SAI is not a prospectus.  It should be read in conjunction with the Funds’ prospectus dated May 1, 2010 (the “Prospectus”).  Capitalized terms not defined herein are defined in the Prospectus.  Copies of the Funds’ Prospectus are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above.  The Funds’ financial statements for the fiscal year ended December 31, 2009 are included in the Funds’ Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

The date of this SAI is May 1, 2010

GENERAL INFORMATION ABOUT THE TRUST	1
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS	1
INVESTMENT RESTRICTIONS	30
BROKERAGE ALLOCATION AND OTHER PRACTICES	31
MANAGEMENT OF THE TRUST	34
PRINCIPAL HOLDERS OF SECURITIES	54
DETERMINATION OF NET ASSET VALUE	55
PURCHASE AND REDEMPTION OF SHARES	56
DIVIDENDS, DISTRIBUTIONS, AND TAXES	57
OTHER INFORMATION	61
COUNSEL	62
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63
CUSTODIAN	63
FINANCIAL STATEMENTS	63
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – CLS PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES	B-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on June 11, 1998.  The Trust is permitted to offer separate series (i.e., funds) and different classes of shares that are available through certain deferred variable annuity and variable insurance contracts (“Contracts”) that are offered through insurance companies, as well as to certain retirement plan investors.  Additional series and/or classes of shares may be created from time to time.

Each Fund is an open-end management investment company.  Currently, the Trust consists of sixty-eight (68) separate funds issuing a single class of shares. All payments received by the Trust for shares of any Fund belong to that Fund.  Each Fund has its own assets and liabilities.

The Trust is the successor to the Rydex Advisor Variable Annuity Account (the “Separate Account”), and the subaccounts of the Separate Account (the “Rydex Subaccounts”). To obtain historical financial information about the Rydex Subaccounts, please call 1-800-820-0888.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

Each Fund’s investment objective and principal investment strategies are described in the Funds’ Prospectus. The investment objective of each Fund is non-fundamental and may be changed without the consent of the holders of a majority of that Fund’s outstanding shares.

Each Fund is a “fund of funds” and pursues its investment strategy by investing primarily in other investment companies, including exchange-traded funds (“ETFs”), unit investment trusts (“UITs”), open-end investment companies (commonly referred to as “mutual funds”) and closed-end investment companies (“closed-end funds”) (each an “underlying fund” and together, the “underlying funds”) (as described in the Funds’ Prospectus).  Therefore, unless otherwise stated, the Funds do not directly invest in the portfolio securities or use the investment techniques of the underlying funds.  Nonetheless, the Funds are indirectly subject to the risks associated with the portfolio securities or investment techniques of the underlying funds.  The Funds may, however, borrow money from banks, enter into futures contracts and options thereon, lend their securities to qualified borrowers, and invest in securities as that term is defined under the Investment Company Act of 1940 (the “1940 Act”).

Portfolio management is provided to each Fund by the Trust’s investment adviser, PADCO Advisors II, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. (the “Advisor”), together with PADCO Advisors, Inc., a registered investment adviser under common control, does business under the name Security Global Investors.  The investment strategies of the Funds discussed below and in the Prospectus may, consistent with each Fund’s investment objectives and limitations, be used by a Fund if, in the opinion of the Advisor or the Funds’ investment sub-adviser, CLS Investments, LLC (the “Sub-Advisor” or “CLS”), these strategies will be advantageous to that Fund.  Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund’s fundamental investment policies.  There is no assurance that any of the Funds’ strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund’s objectives.  The following information supplements and should be read in conjunction with the Funds’ Prospectus.

Borrowing

While the Funds do not anticipate doing so, each Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also

1

increases investment opportunity.  Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share (“NAV”) of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.  Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  The Funds may use leverage during periods when the Sub-Advisor believes that the respective Fund’s investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.  While the Funds do not anticipate doing so, each Fund is authorized to pledge (i.e., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Fund’s total assets in connection with any borrowing.

Certificates of Deposit and Bankers’ Acceptances

Each Fund and certain of the underlying funds may invest in certificates of deposit and bankers’ acceptances which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. Each Fund, and certain of the underlying funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”). See “Appendix A -Description of Ratings” for a description of commercial paper ratings.

2

Currency Transactions

Foreign Currencies.  Each Fund and certain of the underlying funds may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar.  Exchange rates fluctuate for a number of reasons.

•                  Inflation.  Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

•                  Trade Deficits.  Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

•                  Interest Rates.  High interest rates may raise currency values in the short term by making such currencies more attractive to investors.  However, since high interest rates are often the result of high inflation long-term results may be the opposite.

•                  Budget Deficits and Low Savings Rates.  Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits.  Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation.  Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

•                  Political Factors.  Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

•                  Government Control.  Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements.  In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Funds’ or the underlying funds’ investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business.  As a result, to the extent that a Fund’s or an underlying fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund’s or the underlying fund’s NAV as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase.  If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.  The currency-related gains and losses experienced by the Funds or the underlying funds will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars.  Gains or losses on shares of the Funds or the underlying funds will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares.  The amount of appreciation or depreciation in the Funds’ or the underlying funds’ assets also will be affected by the net investment income generated by the money market instruments in which the Funds or the underlying funds invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund or an underlying fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Currency-Related Derivatives and Other Financial Instruments. Each Fund, and certain of the underlying funds, may engage in currency hedging.  Currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.  Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter options (“OTC options”) on currencies, and currency

3

swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.  Each Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Sub-Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”).  Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency.  A Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar.  A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency.  The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund or an underlying fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund or underlying fund has or in which that Fund or underlying fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which a Fund’s or an underlying fund’s portfolio is exposed is difficult to hedge or to hedge against the

4

dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s or the underlying fund’s portfolio securities are or are expected to be denominated, and to buy U.S. Dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Sub-Advisor considers that the Swedish krona is linked to the euro, and the Fund holds securities denominated in krona and the Sub-Advisor believes that the value of the krona will decline against the U.S. Dollar, the Sub-Advisor may enter into a contract to sell euros and buy dollars.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to a Fund or an underlying fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund or an underlying fund is engaging in proxy hedging.  If a Fund enters into a currency hedging transaction, the Fund will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These actions can result in losses to a Fund or an underlying fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.  Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Each Fund and certain of the underlying funds may also buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund and certain of the underlying funds to reduce foreign currency risk using such options.  OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Each Fund and certain of the underlying funds may conduct currency exchange transactions on a spot basis.  Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency.

Each Fund and certain of the underlying funds may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.  This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose

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performance the manager is trying to duplicate.  For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself.  Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

Each Fund may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging. The Funds may use forward currency contracts for Position Hedging if consistent with their respective policies of trying to expose their net assets to foreign currencies.  The Funds are not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, a Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Funds do not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the Funds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency.  If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward currency contract prices.  If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy.  If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Funds’ or certain of the underlying funds may convert their holdings of foreign currencies into U.S. Dollars from time to time, but will incur the costs of currency conversion.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund or an underlying fund at one rate, and offer to buy the currency at a lower rate if the Fund or underlying fund tries to resell the currency to the dealer.

Foreign Currency Exchange-Related Securities.  Each Fund, and certain of the underlying funds, may invest in foreign currency warrants.  Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to

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reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).  Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Each Fund and certain of the underlying funds may also invest in principal exchange rate linked securities (“PERLsSM”).  PERLsSM are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time.  The return on “standard” PERLsSM is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” PERLsSM are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  PERLsSM may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Each Fund, and certain of the underlying funds, may invest in performance indexed paper (“PIPsSM”). PIPsSM is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on PIPsSM is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally,

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the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Dealer (Over-the-Counter) Options

The Funds and certain of the underlying funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While a Fund or an underlying fund would look to a clearing corporation to exercise exchange-traded options, if the Fund or underlying fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund or underlying fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund or an underlying fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund or an underlying fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund or underlying fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund or underlying fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until a Fund or underlying fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, a Fund or underlying fund may be unable to liquidate a dealer option. With respect to options written by a Fund or an underlying fund, the inability to enter into a closing transaction may result in material losses to the Fund or underlying fund. For example, since the Fund or underlying fund must maintain a secured position with respect to any call option on a security it writes, the Fund or underlying fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s or an underlying funds’ ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund or an underlying fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund or underlying fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Fund’s limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

Equity Securities

Each Fund, and certain of the underlying funds, may invest in equity securities.  Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of that Fund to fluctuate. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds, and certain of the underlying funds may purchase equity securities traded

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on exchanges all over the world, including the U.S., or the over-the-counter market. The Funds and underlying funds may invest in the types of equity securities described in more detail below.

•                  Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•                  Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•                  Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

•                  Small and Medium Capitalization Issuers.  Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange.  Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

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•                  Master Limited Partnerships (“MLPs”).  MLPs are limited partnerships in which the ownership units are publicly traded.  MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.  MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.  Generally, a MLP is operated under the supervision of one or more managing general partners.  Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.  Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

•                  Initial Public Offerings (“IPOs”).  Each Fund, and certain of the underlying funds, may invest a portion of their assets in securities of companies offering shares in IPOs.  IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with a small asset bases.  The impact of IPOs on the Funds’ performance likely will decrease as the Funds’ asset size increases, which could reduce the Funds’ total returns.  IPOs may not be consistently available to the Funds for investing, particularly as the Funds’ asset base grows.  Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time.  This may increase the turnover of the Funds’ portfolio and may lead to increased expenses for the Funds, such as commissions and transaction costs.  By selling IPO shares, the Funds may realize taxable gains it will subsequently distribute to shareholders.  In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.  The limited number of shares available for trading in some IPOs may make it more difficult for the Funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies.  These companies may have limited operating histories and their prospects for profitability may be uncertain.  These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions.  They may be more dependent on key managers and third parties and may have limited product lines.

•                  Warrants.  The Funds may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which a Fund invests.  In such event, the Fund generally intends to hold such warrants until they expire.  The Funds, however, reserve the right to exercise the warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

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•                  Rights.  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.  Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.   An investment in rights may entail greater risks than certain other types of investments.  Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Fixed Income Securities

Each Fund, and certain of the underlying funds, may invest in fixed income securities.  The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.  Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s NAV.  Additional information regarding fixed income securities is described below:

•                  Duration.  Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates.  For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent.  Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

•                  Variable and Floating Rate Securities.  Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices.  The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities.  Each Fund, and certain of the underlying funds, may invest in debt securities.  A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities.  Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities.  Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

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Corporate Debt Securities.  Each Fund, and certain of the underlying funds, may seek investment in corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time.  Selection will generally not be dependent on independent credit analysis or fundamental analysis performed by the Advisor.  The Funds, and certain of the underlying funds, may invest in all grades of corporate debt securities including below investment grade as discussed below.   See Appendix A for a description of corporate bond ratings. The Funds may also invest in unrated securities.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities.  The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.  The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Non-Investment-Grade Debt Securities. Each Fund, and certain of the underlying funds, may invest in non-investment-grade securities.  Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a NRSRO (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB— by Standard & Poor’s) or are determined to be of comparable quality by the Funds’ Sub-Advisor.  These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

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Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of the Sub-Advisor in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities.  Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The Funds will not necessarily dispose of a security if a credit-rating agency down grades the rating of the security below its rating at the time of purchase.  However, the Sub-Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of Fund shareholders.

Unrated Debt Securities. Each Fund, and certain of the underlying funds, may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Debt Securities Issued by the International Bank for Reconstruction and Development (“World Bank”).  The Funds, and certain of the underlying funds, may invest in debt securities issued by the World Bank.  Debt securities issued by the World Bank may include high quality global bonds backed by 186 member governments, including the United States, Japan, Germany, France and the United Kingdom, as well as in bonds in “non-core” currencies, including emerging markets and European accession countries with ratings of AAA or Aaa, structured notes, and discount notes represented by certificates, in bearer form only, or in un-certified form (Book Entry Discount Notes) with maturities of 360 days or less

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at a discount, and in the case of Discount Notes, in certified form only and on an interest bearing basis in the U.S. and Eurodollar markets.

Foreign Issuers

Each Fund, and certain of the underlying funds, may invest in issuers located outside the United States through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), “ordinary shares,” or “New York shares” issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges.  ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation.  Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.  Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange.  New York shares are shares that a foreign issuer has allocated for trading in the United States.  ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protect the Funds from the foreign settlement risks described below.  GDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs may be issued in bearer form and may be denominated in other currencies, and are generally designed for use in securities markets outside the U.S.

Investing in foreign companies may involve risks not typically associated with investing in United States companies.  The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.  Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States.  Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Risk Factors Regarding Emerging Markets.  The Funds, and certain of the underlying funds, may invest in emerging markets.  Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to

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foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Futures and Options Transactions

Futures and Options On Futures.  Each Fund may use futures contracts and related options (i) for bona fide hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund, or an underlying fund, will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). To the extent the Funds, and certain of the underlying funds, use futures and/or options on futures, they will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

The Funds, or certain of the underlying funds, may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade.  An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract.  Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund, or an underlying fund, purchases or sells a futures contract, or sells an option thereon, the Fund, or an underlying fund, is required to “cover” its position in order to limit the risks associated with the use of leverage and other related risks.  To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund, or an underlying fund, continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund, or an underlying fund, may undertake and on the potential increase in the speculative character of the Fund’s, or an underlying fund’s, outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund, or an underlying fund, arising from such investment activities.

A Fund, or an underlying fund, may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the

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futures contract, the Fund, or an underlying fund, will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund, or an underlying fund, may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund, or an underlying fund, may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.

A Fund, or an underlying fund, may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund, or an underlying fund, will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund, or an underlying fund, may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund, or an underlying fund, may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund, or an underlying fund, will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s, or an underlying fund’s, use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options.  The Funds, and certain of the underlying funds, may purchase and write (sell) put and call options on securities and on securities indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing each Fund’s or each underlying fund’s respective investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund, or an underlying fund, may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.

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Call options on foreign currency written by a Fund will be “covered,” which means that a Fund, or an underlying fund, will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund, or an underlying fund, writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund, or an underlying fund, may trade put and call options on securities, securities indices and currencies, as the Funds’ Sub-Advisor determines is appropriate in seeking a Fund’s or an underlying fund’s respective investment objective, and except as restricted by a Fund’s or an underlying fund’s investment limitations.  See “Investment Restrictions.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund, or an underlying fund, may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund, or an underlying fund, is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund, or an underlying fund, delivers the security upon exercise.

A Fund, or an underlying fund, may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolios or to anticipate an increase in the market value of securities that a Fund, or an underlying fund, may seek to purchase in the future. A Fund, or an underlying fund, purchasing put and call options pays a premium; therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund or the underlying fund, loss of the premium paid may be offset by an increase in the value of the Fund’s, or an underlying fund’s, securities or by a decrease in the cost of acquisition of securities by the Fund, or an underlying fund.

A Fund, or an underlying fund, may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund, or an underlying fund, writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund, or an underlying fund, will realize as profit the premium received for such option. When a call option of which a Fund, or an underlying fund, is the writer is exercised, the Fund, or an underlying fund, will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund, or an underlying fund, is the writer is exercised, the Fund, or an underlying fund, will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund, or an underlying fund, may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers

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and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund, or an underlying fund, will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Dealer (Over-the-Counter) Options.  The Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While a Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Fund’s limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

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Risks Associated With Commodity Futures Contracts.   Each Fund, and certain of the underlying funds, may engage in transactions in commodity futures contracts.  There are several additional risks associated with such transactions which are discussed below:

•                  Storage.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while a Fund, or certain of the underlying funds, is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

•                  Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund, or certain of the underlying funds.  If the nature of hedgers and speculators in futures markets has shifted when it is time for an underlying fund to reinvest the proceeds of a maturing contract in a new futures contract, the underlying fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

•                  Other Economic Factors.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These additional variables may create additional investment risks which subject a Fund’s, or certain of the underlying funds’, investments to greater volatility than investments in traditional securities.

•                  Combined Positions. A Fund, or certain of the underlying funds, may purchase and write options in combination with each other.  For example, an underlying fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Hybrid Instruments

Each Fund, and certain of the underlying funds, may invest in hybrid instruments.  A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract.  Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”).  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  An

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example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level.  Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the NAV of the Funds or the underlying funds.

With respect to certain of the underlying funds, certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments.  Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics.  A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.  The underlying funds will only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act.  As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes. The Funds, and certain of the underlying funds, may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it.  In particular, the Funds will invest in structured notes that are collateralized by one or more credit default swaps on corporate credits. The Funds have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund or an underlying fund bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps a fund or an underlying fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, a Fund or an underlying fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s or an underlying fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

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The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Illiquid Securities

While none of the Funds anticipate doing so, each Fund, and certain of the underlying funds, may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933 (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act.  A Fund or an underlying fund will not invest more than 15% of the Fund’s net assets in illiquid securities.  If the percentage of a Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities.  The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.  Under the current SEC guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws.  The Funds may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid.  In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid.  Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors.   When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund or an underlying fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security.  The Board of Trustees of the Trust (the “Board”) has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund or an underlying fund may invest in to the Sub-Advisor.

Investments in Other Investment Companies

Each Fund will regularly invest up to 100% of its total assets in the underlying funds in a manner consistent with the provisions of the 1940 Act.  Generally, a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.  In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale, (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

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If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Investment companies may include index-based investments, such as exchange-traded funds (“ETFs”), that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.  The Trust has entered into agreements with several ETFs that permit, pursuant to an SEC order, the Funds, as determined by the Sub-Advisor, to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above.

Lending of Portfolio Securities

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds’ Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Funds will not lend portfolio securities to the Sub-Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

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Pooled Investment Vehicles

The Funds may invest in the securities of pooled vehicles that are not investment companies.  These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security.  If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with its own operations.

Portfolio Turnover

In general, the Sub-Advisor manages the Funds without regard to restrictions on portfolio turnover.  The Funds’ investment strategies may, however, produce relatively high portfolio turnover rates from time to time.  The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover.  Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants.  To the extent that the Funds use derivatives, they will generally be short-term derivative instruments.  As a result, the Funds’ reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, involve correspondingly greater expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Generally, the higher the rate of portfolio turnover of the Funds, the higher these transaction costs borne by the Funds and their long-term shareholders generally will be.  Such sales may result in the realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate.  Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.

Real Estate Investment Trusts (“REITs”)

Each Fund, and certain of the underlying funds, may invest in REITs.  A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code.  The Internal Revenue Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Internal Revenue Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs.  An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate

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investments in particular geographic regions or property types.  Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs.  Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline.  During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs.  In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended.  Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation.  In addition, Equity and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act.  The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT.  In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Real Estate Securities

Each Fund, and certain of the underlying funds, may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences.  The value of securities of companies which service the real estate business sector may also be affected by such risks.

Repurchase Agreements

Each Fund, and certain of the underlying funds, may enter into repurchase agreements with financial institutions.  The Funds have adopted certain procedures designed to minimize the risks inherent in such agreements.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Sub-Advisor.  In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, exercising the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each Fund to not

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invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets.  A Fund’s investments in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements as part of a Fund’s investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be advantageous to a Fund.  The Funds will establish a segregated account with the Trust’s custodian bank in which the Funds will maintain cash or cash equivalents or other portfolio securities equal in value to the Funds’ obligations in respect of reverse repurchase agreements.

Short Sales

Each Fund, and certain of the underlying funds, may engage in short sales transactions under which a Fund or an underlying fund sells a security it does not own.  To complete such a transaction, a Fund or an underlying fund must borrow or otherwise obtain the security to make delivery to the buyer.  The Fund or an underlying fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund or the underlying fund.  Until the security is replaced, the Fund or an underlying fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan.  To borrow the security, the Fund or an underlying fund also may be required to pay a premium, which would increase the cost of the security sold.  The Fund or the underlying fund may also use repurchase agreements to satisfy delivery obligations in short sale transactions.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund or an underlying fund closes its short position or replaces the borrowed security, the Fund or an underlying fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s or an underlying fund’s short position.  Each Fund, or underlying fund, may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Swap Agreements

Each Fund, and certain of the underlying funds, may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps.  The Funds may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or

25

increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap.  A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events.  If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation.  If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

The Funds may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection.   Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Funds’ current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations.  The Funds will not enter into any swap agreement unless the Sub-Advisor believes that the other party to the transaction is creditworthy.  The Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.

Each Fund, and certain of the underlying funds, may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct

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investment is restricted for legal reasons or is otherwise impracticable.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.  A Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.  In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund will be required to earmark and reserve the full notional amount of the credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make.  If a swap counterparty defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian.  Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and the Sub-Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market.  The Sub-Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Time Deposits and Eurodollar Time Deposits

The Funds, and certain of the underlying funds, may invest in Time Deposits, and specifically Eurodollar Time Deposits. Time Deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution.  However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. Eurodollars are

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deposits denominated in dollars at banks outside of the United States and Canada and thus, are not under the jurisdiction of the Federal Reserve. Because Eurodollar Time Deposits are held by financial institutions outside of the United States and Canada, they may be subject to less regulation and therefore, may pose more risk to the Funds than investments in their U.S. or Canadian counterparts.

Tracking Error

Certain of the underlying funds are subject to tracking error risk, which may adversely affect each Fund’s value.  The following factors may affect the ability of certain of the underlying funds to achieve correlation with the performance of their respective benchmarks:  (1) underlying fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) an underlying fund holding less than all of the securities in the underlying index and/or securities not included in the underlying index being held by the underlying fund; (4) an imperfect correlation between the performance of instruments held by an underlying fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) an underlying fund holding instruments traded in a market that has become illiquid or disrupted; (7) underlying fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; (9) the need to conform an underlying fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (10) the time difference between the close of the underlying funds’ respective underlying indices and the time the underlying funds price their shares at the close of the New York Stock Exchange (“NYSE”).  As a result of fair value pricing, the day-to-day correlation of the underlying funds’ performance may tend to vary from the closing performance of the underlying funds’ respective underlying indices.

U.S. Government Securities

Each Fund, and certain of the underlying funds, may invest in U.S. government securities.  In addition, the Funds, and certain of the underlying funds, may enter into short transactions in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

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On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship.  Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”).  Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets.  This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership.  On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years.  As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

When-Issued and Delayed-Delivery Securities

Each Fund, and certain of the underlying funds, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction).  These securities are subject to market fluctuation and no interest accrues to the purchaser during this period.  At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV.  A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of a Fund’s net assets would be so invested.  At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Funds’ custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.  The Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.

Zero Coupon Bonds

Each Fund, and certain of the underlying funds, may invest in U.S. Treasury zero-coupon bonds.  These securities are U.S. Treasury bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons.  Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity.  Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds.  Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.  Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments.  Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity.  Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds.  Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”).  While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-

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bearing bonds.  Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund’s outstanding shares, whichever is less.

Each Fund shall not:

1.               Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing (such investment strategies are only limited by the Fund’s ability to purchase securities or segregate assets equal to the Fund’s investment).  Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.  The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

2.               Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3.               Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4.               Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5.               Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6.               Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7.               Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

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Each Fund may not:

1.               Pledge, mortgage or hypothecate assets except to secure borrowings permitted by Fundamental Policy No. 1 above, or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

2.               Invest in companies for the purpose of exercising control.

3.               Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.               Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

5.               Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above under the heading “Fundamental Policies.”  With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter.  Further, because open-end investment companies can borrow money only from banks, the limitations set forth in paragraph 1 under the heading “Fundamental Policies” apply only when a Fund borrows money from a bank.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision by the Advisor and the Board, the Sub-Advisor is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  The Sub-Advisor expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder.

The Funds will purchase and sell the principal portion of Fund securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds.  As such, the Funds are not expected to incur brokerage commissions with respect to their investments in the underlying funds.

Brokerage Transactions.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will

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include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Sub-Advisor and the Trust’s Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order.  Nonetheless, the Sub-Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Funds paid the following brokerage commissions:

		Aggregate Brokerage Commissions Paid to Brokers
Fund Name	Fund Inception Date	Fiscal Year Ended 2007	Fiscal Year Ended 2008	Fiscal Year Ended 2009
Amerigo Fund	07/01/03	$70,826	$105,479	$71,426
Clermont Fund	07/01/03	$22,238	$27,850	$17,348
Select Allocation Fund	11/10/06	$45,207	$32,339	$21,670

Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as each Fund’s overall volatility.  Changes in the amount of commissions paid by a Fund do not reflect material changes in that Fund’s investment objective or strategies over these periods.

Brokerage Selection.  The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds’ Sub-Advisor may select a broker based upon brokerage or research services provided to the Sub-Advisor.  The Sub-Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) permits the Sub-Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of

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securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  In the case of research services, the Sub-Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.  Examples of research-oriented services for which the Sub-Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  The Sub-Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services.  Information so received by the Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Funds’ Sub-Advisor under the Sub-Advisory Agreement.  Any advisory or other fees paid to the Sub-Advisor are not reduced as a result of the receipt of research services.

In some cases the Sub-Advisor may receive a service from a broker that has both a “research” and a “non-research” use.  When this occurs, the Sub-Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service.  The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Sub-Advisor faces a potential conflict of interest, but the Sub-Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering.  In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Sub-Advisor with research services.  The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances.  Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions.  These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust’s fiscal year ended December 31, 2009, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.

Brokerage with Fund Affiliates.  A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Sub-Advisor or Rydex Distributors, Inc. (the “Distributor”), the distributor of the Funds’ shares, for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC.  In such instances, the placement of orders with such brokers would be consistent with the Funds’ objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Funds, the Advisor, the Sub-Advisor or the Distributor.  With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such

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person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.  The members of the Board, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Funds paid the following brokerage commissions to the Distributor:

		Aggregate Brokerage Commissions Paid to Affiliated Broker			Percentage of Total Brokerage Commissions	Percentage of Total Brokerage Transactions, Involving Payment of Commissions,
Fund Name	Fund Inception Date	Fiscal Year Ended 2007	Fiscal Year Ended 2008	Fiscal Year Ended 2009	Paid to Affiliated Broker in 2009	Effected Through Affiliated Brokers in 2009
Amerigo Fund	07/01/03	$70,826	$105,191	$60,746	86%	83%
Clermont Fund	07/01/03	$22,238	$27,795	$14,940	86%	88%
Select Allocation Fund	11/10/06	$45,207	$32,339	$19,656	91%	88%

Securities of “Regular Broker-Dealers.”  The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares.  As of December 31, 2009, the Funds did not hold any securities of the Trust’s “regular brokers or dealers.”

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust are overseen by the Board under the laws of the State of Delaware and the 1940 Act.  The Board is responsible for overseeing the management and affairs of the Funds and each of the Trust’s other funds, which are not described in this SAI.  The Board has considered and approved contracts, as described below, under which certain companies provide essential management and administrative services to the Trust.  Like most mutual funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, Sub-Advisor, Distributor, and Servicer.  The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers.  Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Funds.  Under the oversight of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur.  Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for

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managing the risks associated with that activity.  The Board has emphasized to the Funds’ service providers the importance of consistent and vigorous risk management.

The Board’s role in risk management oversight begins before the inception of each fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund.  Additionally, the fund’s Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure.  Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance Officer and the fund’s independent accountants.  The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to each Fund by the Advisor and Sub-Advisor and receives information about those services at its regular meetings.  In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and Sub-Advisory Agreement with the Advisor and Sub-Advisor, respectively, the Board meets with the Advisor and Sub-Advisor to review such services.  Among other things, the Board regularly considers the Advisor’s and Sub-Advisor’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.  The Board also reviews information about each Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s and/or Sub-Advisor’s use of higher-risk financial instruments, such as derivatives, in managing each Fund, if any, as well as reports on each Fund’s investments in other investment companies.  The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Advisor and Sub-Advisor risk assessments.  At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor and Sub-Advisor.  The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives periodic reports from each Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities.  The Advisor’s Valuation and Credit Review Committees, in particular, make regular reports to the Board concerning investments for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures and the creditworthiness of investment counterparties, respectively.  Annually, the Trust’s independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in each Fund’s internal controls.  Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods.  The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, Sub-Advisor, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about any material risks associated with each Fund, thereby facilitating a

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dialogue about how each of the service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect each Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk.  Most of each Fund’s investment management and business affairs are carried out by or through each Fund’s Advisor, Sub-Advisor and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

Members of the Board and Officers of the Trust.  Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust.  Also included below is the term of office for each of the Executive Officers of the Trust.  The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.  Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

The Chairman of the Board, John O. Demaret, is not an interested person, as that term is defined by the 1940 Act, of the Funds and is an “independent Trustee.”  The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust.  The Trust made this determination in consideration of, among other things, the fact that the Chairman of the Board is an independent Trustee; only one member of the eight-member Board is an interested Trustee; the fact that the chairperson of each Committee of the Board is an independent Trustee; and the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board.  The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

		Interested Trustees*

Richard Goldman (49)	Trustee and President from 2009 to present	PADCO Advisors, Inc.: Director and Chief Executive Officer from January 2009 to present PADCO Advisors II, Inc.: Director and Chief Executive Officer from January 2009 to present Rydex Distributors, Inc.: President, Chief Executive Officer and Director from January 2009 to present	166	Security Equity Fund (10); Security Large Cap Value Fund (2); Security Mid Cap Growth Fund (1); Security Income Fund (2); SBL Fund (15)

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

Rydex Fund Services, Inc.: Director from July 2009 to present

Rydex Holdings, LLC: President and Chief Executive Officer from January 2009 to present

Security Benefit Corporation: Senior Vice President from March 2007 to present

First Security Benefit Life and Annuity Insurance Company of New York: Director from September 2007 to present

Security Investors, LLC: President from August 2007 to present

Security Global Investors, LLC: Manager and President from May 2007 to present

Security Distributors, Inc.: Director from August 2007 to 2009

R.M. Goldman Partner, LLC: Managing Member from February 2006 to February 2007

ForstmannLeff Associates: President and Chief Executive Officer from August 2003 to November 2005

		Independent Trustees

Corey A. Colehour (64)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Retired; President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006	166	None

J. Kenneth Dalton (69)	Trustee, Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to	Retired	166	Trustee of Epiphany Funds (4) since 2009

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

	present

John O. Demaret (70)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present; Chairman of the Board from 2006 to present	Retired	166	None

Werner E. Keller (69)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present	Founder and President of Keller Partners, LLC (registered investment adviser) from 2005 to present; and Retired from 2001 to 2005	166	None

Thomas F. Lydon (50)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present	President of Global Trends Investments (registered investment adviser) from 1996 to present	166	Board of Directors of US Global Investors (GROW) (13) since April 1995

Patrick T. McCarville (67)	Trustee, Chairman of the Governance and Nominating Committees, and Member of the Audit Committee from 1998 to present.	Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to present	166	None

Roger Somers (65)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present	Founder and Chief Executive Officer of Arrow Limousine from 1965 to present	166	None

		Officers

Richard M. Goldman (49)	President from 2009 to present	For Mr. Goldman’s principal occupations for the past 5 years, see the information	166	For other directorships held by Mr. Goldman,

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

		included above under “Trustees”		see the information included above under “Trustees”

Michael P. Byrum (39)	Vice President from 1999 to present; Trustee from 2005 to 2009

PADCO Advisors, Inc.: Director from January 2008 to present; Chief Investment Officer from August 2006 to present; President from May 2004 to present; and Secretary from December 2002 to present

PADCO Advisors II, Inc.: Director from February 2008 to present; Chief Investment Officer from August 2006 to present; President from May 2004 to present; and Secretary from December 2002 to present

Rydex Capital Partners I, LLC: President and Secretary from October 2003 to April 2007 (this entity no longer exists)

Rydex Capital Partners II, LLC: President and Secretary from October 2003 to April 2007 (this entity no longer exists)

Rydex Fund Services, Inc.: Director from July 2009 to present; Secretary from December 2002 to present; and Executive Vice President from December 2002 to August 2006

Rydex Holdings, Inc.: Secretary from December 2005 to January 2008; and Executive Vice President from December 2005 to August 2006 (entity merged into Rydex Holdings, LLC)

Advisor Research Center, Inc.: Secretary from May 2006 to present; and Executive Vice President from May 2006 to August 2006

Rydex Specialized Products, LLC: Manager from September 2005 to present; and Secretary from September 2005 to June 2008

Rydex Holdings, LLC: Chief Investment Officer from January 2008 to present

			166	Not Applicable

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

		Rydex Distributors, Inc.: Vice President from October 2009 to present

Nick Bonos (46)	Vice President and Treasurer from 2003 to present	PADCO Advisors, Inc.: Senior Vice President of Fund Services from August 2006 to present Rydex Fund Services, Inc.: Chief Executive Officer and President from January 2009 to present; Director from February 2009 to July 2009; and Senior Vice President from December 2003 to August 2006 Rydex Specialized Products, LLC: Manager from September 2005 to present; Chief Executive Officer from May 2009 to present; and Chief Financial Officer from September 2005 to May 2009	166	Not Applicable

Joanna M. Haigney (43)	Chief Compliance Officer from 2004 to present; and Secretary from 2000 to present	PADCO Advisors, Inc.: Chief Compliance Officer from May 2005 to present; [and Vice President of Compliance from August 2006 to present] PADCO Advisors II, Inc.: Chief Compliance Officer from May 2005 to present Rydex Capital Partners I, LLC: Chief Compliance Officer from August 2006 to April 2007 (no longer exists) Rydex Capital Partners II, LLC: Chief Compliance Officer from August 2006 to April 2007 (no longer exists) Rydex Distributors, Inc.: Director from January 2009 to present Rydex Fund Services, Inc.: Vice President from December 2001 to August 2006	166	Not Applicable

Joseph Arruda (43)	Assistant Treasurer from 2006 to present	PADCO Advisors, Inc.: Vice President from 2004 to present Rydex Specialized Products, LLC: Manager and Chief Financial Officer from 2009 to present	166	Not Applicable

Keith Fletcher (52)	Vice President	PADCO Advisors, Inc.: Vice President	166	Not Applicable

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

	from 2009 to present

from May 2009 to present

PADCO Advisors II, Inc.: Vice President from March 2009 to present

Rydex Advisory Services, LLC: Vice President from March 2009 to present

Rydex Specialized Products, LLC: Vice President from March 2009 to present

Rydex Distributors, Inc.: Director and Vice President from 2009 to present

Rydex Fund Services, Inc.: Vice President from March 2009 to present

Security Global Investors, LLC: Vice President from March 2009 to present

Lyster Watson and Company (investment adviser): Managing Director from 2007 to 2008

Fletcher Financial Group, Inc.: Chief Executive Officer from 2004 to 2007

Amy J. Lee (48)	Vice President and Assistant Secretary from 2009 to present	Rydex Distributors, Inc.: Secretary from September 2008 to present; and Chief Compliance Officer from September 2008 to June 2009 Security Benefit Corporation: Vice President, Associate General Counsel and Assistant Secretary Security Benefit Life Insurance Company: Vice President, Associate General Counsel and Assistant Secretary from June 2004 to present First Security Benefit Life and Annuity Company of New York: Associate General Counsel from June 2004 to present Security Distributors, Inc.: Secretary and Chief Compliance Officer from December 2004 to present	166	Not Applicable

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Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee

Security Financial Resources, Inc.: Secretary from April 2004 to present

Security Investors, LLC: Secretary

Security Global Investors, LLC: Secretary from May 2007 to present

Brecek & Young Advisors: Director from August 2005 to October 2008 (entity was sold)

Security Benefit Group, Inc.: Vice President, Assistant General Counsel, and Assistant Secretary from 2004 to January 2005 (entity merged into Security Benefit Corporation)

*	Mr. Goldman is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds’ Advisor.

**	The “Fund Complex” consists of the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex ETF Trust.

Board Standing Committees.  The Board has established the following standing committees:

Audit Committee.  The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust.  The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters.  Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times in the most recently completed fiscal year.

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Governance Committee.  The Board has a standing Governance Committee that operates under a written charter approved by the Board.  The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board; (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees; (vii) overseeing the process regarding the Board’s periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust.  Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Governance Committee.  For the most recently completed Trust fiscal year, the Governance Committee met three (3) times.

Nominating Committee.  The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board.  The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members.  Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Nominating Committee.   For the most recently completed Trust fiscal year, the Nominating Committee met three (3) times.

Individual Trustee Qualifications.  The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Funds provided to them by management; to identify and request other information they may deem relevant to the performance of their duties; to question management and other service providers regarding material factors bearing on the management and administration of the Funds; and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders.  The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Richard M. Goldman should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2009 and his experience working in the financial services and mutual fund industries.  Mr. Goldman has gained valuable knowledge and experience from holding multiple roles with Security Global Investors, LLC and Security Benefit Corporation.  Mr. Goldman also serves as a director for First Security Benefit Life and Annuity Insurance Company of New York and previously served as a director of Security Distributors, Inc. Prior to working for Security Benefit, Mr. Goldman was the President and CEO of ForstmannLeff Associates, an investment management firm.  From his experience as CEO of the Advisor, as a Trustee, and from his prior work experience, Mr. Goldman has extensive knowledge of the financial services industry and mutual fund business.

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The Trust has concluded that Corey A. Colehour should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 1998 and his prior experience working in the financial services industry.  Mr. Colehour also has served as a member of the Audit, Nominating and Governance Committees since 1998.  In addition to his experience as a Trustee for the Rydex Funds and his extensive institutional knowledge of the Rydex Funds complex, Mr. Colehour acquired valuable knowledge about the operations of a registered investment adviser in his role as President and Senior Vice-President of Schield Management Company, an SEC registered investment adviser.  Mr. Colehour’s significant tenure as a Rydex Trustee and his extensive knowledge of the financial services industry qualify Mr. Colehour to serve as Trustee of the Rydex Funds.

The Trust has concluded that J. Kenneth Dalton should serve as Trustee because of his role as a Trustee of the Trust since 1998 and his extensive knowledge of the banking and financial services industry.  Mr. Dalton also has served as a member and Chairman of the Audit Committee since 1998 and a member of the Nominating and Governance Committees since 1998.  The expertise Mr. Dalton developed during his more than thirty years in the mortgage and banking industries, including positions as President of CRAM Mortgage Group, Inc. and as the founder of the Dalton Group, a mortgage banking consulting firm, serves as a valuable resource for the Board when evaluating certain of the Funds’ investments and the conditions of the banking and mortgage industries in general, and complements the other Trustees’ areas of expertise.  Mr. Dalton’s service as a trustee for another mutual fund company also provides invaluable experience and perspective to the Board and has contributed to Mr. Dalton’s knowledge of the mutual fund business.

The Trust has concluded that John O. Demaret should serve as Trustee and Chairman of the Board because of the experience he has gained as a Trustee of the Trust since 1998 and his experience as Chairman of the Board since 2006.  Mr. Demaret also has served as a member of the Audit, Governance and Nominating Committees since 1998.  As Chairman of the Board, Mr. Demaret has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the Board.  In addition to his experience as a Trustee for the Rydex Funds, Mr. Demaret also was Founder and CEO of Health Costs Controls America and served as General Counsel of the Chicago Transit Authority, and as a senior partner in a private legal practice.  Based on his prior work experience and his experience serving as a Trustee and Chairman of the Board, Mr. Demaret has extensive knowledge of the mutual fund business and financial services industry.

The Trust has concluded that Werner E. Keller, CFA should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior experience working in the financial services industry.  Mr. Keller also has served as a member of the Audit, Governance and Nominating Committees since 2005.  Mr. Keller serves as the Financial Expert of the Audit Committee.  In addition to his experience as a Trustee for the Rydex Funds, Mr. Keller acquired understanding about the operations of a registered investment adviser during his tenure as Founder and President of Centurion Capital Management, an SEC-registered investor adviser.  He also held the position of Director of Research for three NYSE member firms and taught courses in portfolio management and investment analysis at UCLA Extension. In addition, he has published several academic articles on quantitative investment topics.  Mr. Keller’s service as a Trustee for five years, specialized prior work experience, and knowledge of the financial services industry and mutual fund business qualify Mr. Keller to serve as a Trustee of the Rydex Funds.

The Trust has concluded that Thomas F. Lydon should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior work experience in the financial services industry.  Mr. Lydon also has served as a member of the Audit, Governance and Nominating Committees since 2005.  In addition to his experience as a Trustee for the Rydex Funds, Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since

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1996.  Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to two open-end investment companies, since April 1995, and is the editor of ETF Trends, a website specializing in daily news and commentary about the ETF industry.  He has also authored two books about ETFs.  Based on his experience as a Trustee for five years, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.

The Trust has concluded that Patrick T. McCarville should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1998.  Mr. McCarville also has served as a member of the Audit Committee since 1998 and as the Chairman of the Governance and Nominating Committees since 1998.  Mr. McCarville contributes a wealth of business and management experience to the Board having founded Par Industries, Inc., a well-established equipment leasing business, and serving as its Chief Executive Officer for more than thirty years.  Mr. McCarville continues to be active in the manufacturing industry and serves as a Director of Tomco Equipment Co., a manufacturer of cylinders for CO2 distribution.  Based on his extensive business experience and experience serving as a Trustee, Mr. McCarville has extensive knowledge of the financial services industry.

The Trust has concluded that Roger Somers should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1998.  Mr. Somers also has served as a member of the Audit Committee since 2003 and member of the Governance and Nominating Committees since 1998.  Mr. Somers has extensive business experience as the founder and president of a transportation company.  Due to his business experience and experience serving as a Rydex Trustee, Mr. Somers is very knowledgeable about the financial services industry.

Fund Shares Owned by Board Members.  The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year.  Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.  The Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Fund Name	Dollar Range of Fund Shares (1)	Aggregate Dollar Range of Shares in All Rydex Funds Overseen by Trustee (1),(2)
Interested Trustees
Richard Goldman	None	None	None
Independent Trustees
Corey A. Colehour	None	None	$50,001 - $100,000
J. Kenneth Dalton	None	None	$10,001 - $50,000
John O. Demaret	None	None	Over $100,000
Thomas F. Lydon, Jr.	None	None	None
Werner E. Keller	None	None	Over $100,000
Patrick T. McCarville	None	None	$50,001 - $100,000
Roger J. Somers	None	None	Over $100,000

(1)           Information provided is as of December 31, 2009.

(2)           Includes the Trust, Rydex Series Funds, Rydex Dynamic Funds, and Rydex ETF Trust.

Board Compensation. — The following table sets forth compensation paid by the Trust for the fiscal year ended December 31, 2009:

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Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Interested Trustees
Richard Goldman**	$0	$0	$0	$0
Michael P. Byrum***	$0	$0	$0	$0
Carl G. Verboncoeur***	$0	$0	$0	$0
Independent Trustees
Corey A. Colehour	$18,700	$0	$0	$135,000
J. Kenneth Dalton	$20,000	$0	$0	$145,000
John O. Demaret	$22,900	$0	$0	$165,000
Werner E. Keller	$18,700	$0	$0	$135,000
Thomas F. Lydon	$18,700	$0	$0	$135,000
Patrick T. McCarville	$19,400	$0	$0	$140,000
Roger J. Somers	$18,700	$0	$0	$135,000

*	Represents total compensation for service as Trustee of the Trust, Rydex Series Funds, Rydex Dynamic Funds, and Rydex ETF Trust.
**

Appointed to the Board of Trustees on November 18, 2009. Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds’ Advisor. He does not receive compensation from the Funds.

***

Resigned as Trustees of the Trust on November 18, 2009. Prior to their resignation, Messrs. Verboncoeur and Byrum were Interested Trustees, as that term is defined in the 1940 Act by virtue of their affiliation with the Funds’ Advisor. As officers of the Advisor, they did not receive compensation from the Trust.

Codes of Ethics

The Board has adopted a Combined Code of Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act.  The Advisor, Servicer and Distributor are also covered by the Code of Ethics.  The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees (“access persons”).  The Sub-Advisor has adopted its own Code of Ethics (the “Sub-Advisor’s Code of Ethics”) pursuant to Rule 17j-1, and the Sub-Advisor’s Code of Ethics applies to the personal investing activities of the Sub-Advisor’s access persons.  Rule 17j-1, the Code of Ethics, and the Sub-Advisor’s Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under the Code of Ethics and the Sub-Advisor’s Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings.  The Code of Ethics is on file with the SEC, and is available to the public.

Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor, in turn, has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Sub-Advisor subject to the Advisor’s oversight. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.  The Board will periodically review each Fund’s proxy voting record.

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The Trust annually discloses its complete proxy voting record on Form N-PX.  The Trust’s most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Variable Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.  The Trust’s Form N-PX is also available on the SEC’s web site at www.sec.gov.

The Advisor and the Advisory Agreement

The Advisor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust.  The Advisor was incorporated in the State of Maryland on July 5, 1994.

Rydex Holdings, LLC, the Advisor’s parent company, is a subsidiary of Security Benefit Corporation and Security Benefit Life Insurance Company (together, “Security Benefit”).  Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

The Advisor monitors the performance, security holdings and investment management strategies of the Sub-Advisor and, when appropriate, evaluates any potential new asset managers for the Trust.  The Advisor also ensures compliance with each Fund’s investment policies and guidelines.  The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor.  The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions, including the Sub-Advisor and its affiliates, for their expenses in connection with the distribution of Fund shares or for providing shareholder and sales support services on behalf of the Funds, and otherwise currently pay all distribution costs for Fund shares.

Pursuant to an investment advisory agreement with the Advisor, dated January 18, 2008 (the “Advisory Agreement”), the Advisor serves as the investment adviser for each series of the Trust, provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Board and the officers of the Trust.  Pursuant to the Advisory Agreement, each Fund pays the Advisor a fee of 0.90% at an annual rate based on the average daily net assets for each respective Fund.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Funds paid the Advisor the following investment advisory fees:

Fund Name	Fund Inception Date	Advisory Fee	Advisory Fees Paid for Fiscal Year Ended 2007	Advisory Fees Paid for Fiscal Year Ended 2008	Advisory Fees Paid for Fiscal Year Ended 2009
Amerigo Fund	07/01/03	0.90%	$2,836,796	$2,831,066	$1,822,131
Clermont Fund	07/01/03	0.90%	$594,407	$551,008	$488,864
Select Allocation Fund	11/10/06	0.90%	$620,680	$643,763	$381,604

After its initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is

47

terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisor and the Sub-Advisory Agreement

Pursuant to an investment sub-advisory agreement dated January 18, 2008 (the “Sub-Advisory Agreement”), the Sub-Advisor, located at 4020 South 147th Street, Omaha, Nebraska, 68137, serves as investment sub-advisor to the Funds and is responsible for the day-to-day management of each Fund’s portfolio. CLS has been an investment adviser to individuals, employee benefit plans, trusts, and corporations since 1989, and, as of April 1, 2010, manages approximately $xx billion in assets.  The Sub-Advisor manages the day-to-day investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Advisor and the Board and the officers of the Trust. CLS is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC (“NorthStar”), a Nevada limited liability company.  NorthStar is owned 50% by W. Patrick Clarke and 50% by Michael Miola, both of whom serve as a manager of CLS. Patrick Clarke also serves on the CLS Investment Committee.

For its services as investment sub-adviser, CLS is entitled to receive a fee from the Advisor, which is calculated daily and paid monthly, at an annual rate of 0.40% of each Fund’s average daily net assets.  In addition to providing sub-advisory services, the Sub-Advisor and its affiliates may provide shareholder and sales support services on behalf of the Funds.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Advisor paid the Sub-Advisor the following investment sub-advisory fees:

Fund Name	Fund Inception Date	Annual Sub- Advisory Fee Contractual Rate	Sub-Advisory Fees Paid for Fiscal Year Ended 2007	Sub-Advisory Fees Paid for Fiscal Year Ended 2008	Sub-Advisory Fees Paid for Fiscal Year Ended 2009
Amerigo Fund	07/01/03	0.40%	$1,154,069	$1,263,902	$804,797
Clermont Fund	07/01/03	0.40%	$246,386	$245,716	$213,446
Select Allocation Fund	11/10/06	0.40%	$248,517	$287,407	$170,762

After its initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice by the Advisor to the Sub-Advisor, or on not less than 60 days’ written notice by the Sub-Advisor to the Advisor.  The Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

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Portfolio Managers

This section includes information about each Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts Managed by Portfolio Managers. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(1)		Other Accounts(1)
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Jergovic	8	$2.8 billion	0	N/A	34,000	$1.5 billion
Dennis Guenther	7	$1.3 billion	0	N/A	32,000	$1.8 billion

(1)          Information provided is as of December 31, 2009.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as one of the Funds.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation. The Sub-Advisor compensates each portfolio manager for his management of the Funds. The portfolio managers receive an annual salary for their management of the Funds, which is based on market factors and the skill and experience of the individual. The portfolio managers are also eligible to receive a discretionary bonus. The discretionary bonus takes into account several factors including the Sub-Advisor’s profitability (net income and ability to pay a bonus), the general performance of client accounts relative to market conditions and the performance of the Funds based on percent return, adjusted for dividends and capital gains, calculated on a pre-tax basis relative to the performance of the S&P 500 Index for the preceding one and three-year periods.

Fund Shares Owned by Portfolio Managers.  As of December 31, 2009, none of the portfolio managers “beneficially owned” shares of the Funds.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

The Administrative Service Agreement and Accounting Service Agreement

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund Services, Inc. (the “Servicer”), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and

49

general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws.  The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund’s shareholders.  The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to each Fund under the service agreement.  In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Funds paid the following service fees to the Servicer:

Fund Name	Fund Inception Date	Service Fees Paid for Fiscal Year Ended 2007	Service Fees Paid for Fiscal Year Ended 2008	Service Fees Paid for Fiscal Year Ended 2009
Amerigo Fund	07/01/03	$787,999	$786,407	$506,148
Clermont Fund	07/01/03	$165,113	$153,058	$135,796
Select Allocation Fund	11/10/06	$172,411	$178,823	$106,001

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Funds.  Certain officers and members of the Board of the Trust are also officers and directors of the Servicer.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Funds paid the following accounting service fees to the Servicer:

Fund Name	Fund Inception Date	Accounting Service Fees Paid for Fiscal Year Ended 2007	Accounting Service Fees Paid for Fiscal Year Ended 2008	Accounting Service Fees Paid for Fiscal Year Ended 2009
Amerigo Fund	07/01/03	$298,899	$295,781	$202,458
Clermont Fund	07/01/03	$66,045	$61,223	$54,318
Select Allocation Fund	11/10/06	$68,964	$71,529	$42,400

Distribution

Pursuant to a distribution agreement adopted by the Trust (the “Distribution Agreement”), the Distributor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust.  The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor.  The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds.  The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor.

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Distribution Plan

Each Fund has adopted a Distribution Plan, pursuant to which the Distributor, or designated service providers determined by the Distributor (“Service Providers”), may receive up to 0.25% of each Fund’s assets as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act.  Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to May 1, 2011.  However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.  If, at any point in the future, the Advisor determines that the imposition of a 12b-1 fee is in the best interests of the Funds, such 12b-1 fee may only be charged after obtaining Board approval to do so.

Investor Services Plan

Pursuant to an Investor Services Plan dated December 31, 1998, the Distributor directly, or indirectly through other service providers determined by the Distributor (“Service Providers”), provides investor services to owners of Contacts who, indirectly through insurance company separate accounts, invest in shares of the Funds (“Investors”).  Investor services include some or all of the following:  printing Fund prospectuses and statements of additional information and mailing them to Investors or to financial advisers who allocate funds for investments in shares of the Funds on behalf of Investors (“Financial Advisors”); forwarding communications from the Funds to Investors or Financial Advisors, including proxy solicitation material and annual and semiannual reports; assistance in facilitating and processing transactions in shares of the Funds in connection with strategic or tactical asset allocation investing; assistance in providing the Funds with advance information on strategic and tactical asset allocation trends and anticipated investment activity in and among the Funds; assisting Investors who wish or need to change Financial Advisors; and providing support services to Financial Advisors, including, but not limited to:  (a) providing Financial Advisors with updates on policies and procedures; (b) answering questions of Financial Advisors regarding the Funds’ portfolio investments; (c) providing performance information to Financial Advisors regarding the Funds; (d) providing information to Financial Advisors regarding the Funds’ investment objectives; (e) providing investor account information to Financial Advisors; and (f) redeeming Fund shares, if necessary, for the payment of Financial Advisor fees.

For these services, the Trust compensates the Distributor at an annual rate not exceeding 0.25% of the Funds’ average daily net assets.  The Distributor is authorized to use its fee to compensate Services Providers for providing Investor services.  The fee will be paid from the assets of the Funds and will be calculated and accrued daily and paid within fifteen (15) days of the end of each month.

For the fiscal year ended December 31, 2009, the Funds paid the following fees pursuant to the Investor Services Plan:

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Fund	Inception Date	Investor Service Plan Fees Paid	Investor Service Plan Fees Paid
Amerigo Fund	07/01/03	0.25%	$506,148
Clermont Fund	07/01/03	0.25%	$135,796
Select Allocation Fund	11/10/06	0.25%	$106,001

Other Distribution or Service Arrangements — The Advisor, the Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Advisor or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans).  Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ prospectuses, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

As of the date of this SAI, the Distributor and/or Advisor have revenue sharing arrangements with the following financial intermediaries, pursuant to which the Distributor and/or Advisor pay the following fees, based on the assets invested in the Funds, for services provided to the Rydex Fund complex, including Rydex Funds and share classes of Rydex Funds not offered in this SAI:

Financial Intermediary	Payments During Last Fiscal Year
Charles Schwab & Co., Inc. (Schwab)	$2,581,646
National Financial Services LLC (NFS)	$3,195,305
Nationwide	$19,009
E*Trade	$113,308

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Financial Intermediary	Payments During Last Fiscal Year
Prudential Securities Inc./Wachovia Securities, LLC/Wells Fargo Investments LLC	$412,070
Citigroup Global Markets Inc.	$128,496
Merrill Lynch & Co, Inc.	$118,334
Pershing LLC	$332,340
UBS Financial	$99,137
TD Ameritrade	$128,979
Morgan Stanley & Co., Incorporated	$104,391
Security Benefit Corporation	$1,379,787
LPL Financial Corporation	$155,016
Ceros Financial Services, Inc.	$309,268
Raymond James Financial, Inc.	$2,046
Jefferson National Securities Corporation	$122,721
Keyport	$1,692
Keyport Benefit	$146
GE Life	$8,373
Lincoln Benefit	$5,904
Sun Life	$740
SAGE Life	$1,477
Penn Mutual	$592
Phoenix Life	$13,776

The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

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Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.

Costs and Expenses

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; the costs and expenses of redeeming shares of a Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines.  In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with, or interested persons of, the Advisor.

Business Continuity and Disaster Recovery

The Advisor, the Distributor and the Servicer (collectively, the “Service Providers”) have developed a joint Business Continuity and Disaster Recovery Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of a disaster.  While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time.  These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions.  Under each Service Provider’s agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds’ shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2010, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.

Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
Amerigo Fund	SECURITY BENEFIT LIFE INSURANCE CO FBO UNBUNDLED	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	39.39%
Amerigo Fund	NATIONWIDE INSURANCE COMPANY NWVA4C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	5.44%

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Fund Name	Name of Beneficial Owner	Address	Percentage of Fund Shares
Amerigo Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	48.45%
Select Allocation Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	79.31%
Select Allocation Fund	NATIONWIDE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	15.31%
Select Allocation Fund	FSBL VARIABLE ACCOUNT A ATTN: DENISE MACHELL - FINANCE	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	5.37%
Clermont Fund	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCOUNT XIV	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	46.58%
Clermont Fund	NATIONWIDE INSURANCE COMPANY NWVA4C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029 COLUMBUS, OH 43218-2029	9.28%
Clermont Fund	SECURITY BENEFIT LIFE INSURANCE CO FBO UNBUNDLED	ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636-0001	36.61%

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating Net Asset Value.”  The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund’s shares.  As stated in the Funds’ Prospectus, the Funds’ assets consist primarily of the underlying funds, which are valued at their respective NAVs.  The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.  If market quotations are not readily available for any security in the underlying fund’s portfolio, the security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter (“OTC”) market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used.  Futures contracts and options on futures contracts are valued at the last trade price prior to the end of a Fund’s pricing cycle.

On days when shares of a Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Fund, which are traded on the Chicago Board of Trade (the “CBOT”) are valued at the earlier of:  (i) the time of the execution of the last trade of the day for the Fund in those CBOT-traded portfolio securities; (ii) the time of the close of the CBOT Evening Session; or (iii) the last price reported by an independent pricing service before the calculation of the Fund’s NAV.  On days when the CBOT is closed during its usual business hours and there is no need for a Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Fund will be the mean of the bid and asked prices for these CBOT-traded portfolio securities at the open of the CBOT Evening Session.

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OTC securities held by a Fund shall be valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used, and quotations shall be taken from the market/exchange where the security is primarily traded.   Securities listed on the Nasdaq Global Select Market and Nasdaq Global Market shall be valued at the NOCP;which may differ from the last sales price reported.  The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the last reported bid price is used.  For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the rate at which local currencies can be sold to buy U.S. Dollars as last quoted by any recognized dealer.  If these quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board.  Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

The value of domestic equity index and credit default swap agreements entered into by the Funds is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to, at 10:45 a.m., Eastern Time, for the morning NAV, and at the close of the NYSE, usually 4:00 p.m., Eastern Time, for the afternoon NAV. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement.  The value of foreign equity index and currency index swap agreements entered into by the Funds are accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE, usually 4:00 p.m., Eastern Time. In the event that no order is filled at 4:00 p.m., Eastern Time, the Fund values the swap based on a quote provided by a dealer in accordance with the fund’s pricing procedures. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board.  The Board has adopted fair valuation procedures for the Funds and has delegated responsibility for fair value determinations to the Fair Valuation Committee that consists of members of the Advisor and the Servicer.  The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination.  The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

PURCHASE AND REDEMPTION OF SHARES

Suspension of the Right of Redemption

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors.  In cases where Nasdaq, the CME, Chicago Board Options Exchange (“CBOE”), CBOT, or any foreign market where the Funds’ securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended.  On any day that any of the securities exchanges on which the Funds’ securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.  Any order received after that time will receive the next business day’s NAV.

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Holidays

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays: (i) New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday.  Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.  In addition, the U.S. Government Bond Market is closed on Columbus Day and Veterans’ Day, and as of May 27, 2009, the U.S. Government Bond Market will likely close early the business day before New Year’s Day, Good Friday, Memorial Day, Thanksgiving (day after), and Christmas, as recommended by the Bond Market Association.

Redemptions In-Kind

The Trust intends to pay your redemption proceeds in cash.  However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of a Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Funds’ Prospectus under “Dividends and Distributions.”  Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

Federal Tax Treatment of Dividends and Distributions

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shares of the Funds will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans.  Under the provisions of the Internal Revenue Code currently in effect, net income and net realized capital gains of the Funds are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

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For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of the company’s variable annuity contracts or variable life insurance policies, refer to the life insurance company’s variable annuity contract or variable life insurance prospectus.  You should consult with your tax adviser regarding the federal, state and local tax treatment of withdrawals or distributions from your qualified pension or retirement plan.

Section 817(h) Diversification

Section 817(h) of the Internal Revenue Code requires that the assets of each Fund be adequately diversified so that insurance companies that invest in their shares, and not variable annuity contract owners, are considered the owners of the shares for federal income tax purposes.  Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund.  In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test:  no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments.  Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it will provide guidance on the extent to which Contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares.  It is possible that when such regulations or rulings are issued, Contracts may need to be modified to comply with them.

The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.  The ownership rights under the Contacts are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that contract owners were not owners of the subaccount assets.  Although we do not believe this to be the case, these differences could result in Contact owners being treated as the owners of the assets of the subaccounts under the Contract.  We, therefore, reserve the right to modify the Contact as necessary to attempt to prevent the owners of the Contact from being considered the owners of a pro rata share of the assets of the subaccounts under the Contact.

Regulated Investment Company Status

Each of the Funds intends to seek to qualify for, and elect to be treated as a Regulated Investment Company (“RIC”) under the Internal Revenue Code.  As a RIC, a Fund would not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund’s shareholders.

Accordingly, each Fund must, among other requirements, receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% Test”).  A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total

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assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the “Asset Test”).  Income and gains from transactions in commodities such as precious metals and minerals will not qualify as gross income from “securities” for purposes of the 90% test.  The Precious Metals Fund, therefore, intends to restrict its investment in precious metals and in precious minerals to avoid a violation of the 90% Test.  Similarly, each Fund intends to restrict its investment in pooled investment vehicles (described above) which hold commodities, such as gold or oil, to avoid a violation of the 90% Test.

In addition, each Fund must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders.  If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.  The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

In the event of a failure by a Fund to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deductions for distributions to shareholders.  In addition, in such case, the Fund’s distributions, to the extent such distributions are derived from the Fund’s current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders as ordinary income.  In general, subject to certain limitations, such dividends would be eligible for the dividends received deduction for corporate shareholders.  In addition, if a Fund fails to qualify as a RIC, it may affect the ability of an insurance company segregated asset accounts to meet the diversification test under Section 817(h) of the Internal Revenue Code described above.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply to a RIC whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts.  In order to avoid this excise tax, each Fund intends to qualify for this exemption or to make its distributions in accordance with the calendar year.

In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures, and forward foreign exchange contracts (“forward contracts”) relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar).  In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary

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income or loss under the Internal Revenue Code.  Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to special treatment.  In general, any such gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.  Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

Certain Funds may invest in an entity that is classified as a “passive foreign investment company” (“PFIC”) for federal income tax purposes, the operation of certain provisions of the Internal Revenue Code applying to PFICs could result in the imposition of certain federal income taxes on the Portfolios. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

A Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.  A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.  Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

Special Rule Applicable to Investments in REITs

Under a notice issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a REIT or other pass-through entity) that is attributable to a residual interest in real estate mortgage conduits (“REMICs”) or taxable mortgage pools (“TMPs”) (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Fund’s excess inclusion income, as described below.  Although the Funds do not expect to invest in REITs which pass through excess inclusion income, they may make such investments and may need to make certain elections to either specially allocate such tax to a Fund’s shareholders or to pay the tax at the Fund level.

Back-Up Withholding

In certain cases a Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who:  (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the Internal Revenue Service (“IRS”); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

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Other Issues

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds.  These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds’ Advisor, CLS, principal underwriter, or any affiliated person of the Funds, the Advisor, CLS, or the principal underwriter.

Information concerning the Funds’ portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor, CLS and other Service Providers, such as the Funds’ administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds’ current registration statement. As of December 31, 2009, the Funds disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	1-10 calendar days
Lipper	Monthly	1-10 calendar days
Bloomberg	Monthly	1-10 calendar days
Thompson Financial	Quarterly	1-10 calendar days
Standard & Poor’s	Quarterly	1-10 calendar days
Vickers Stock Research	Quarterly	1-10 calendar days
Institutional Shareholder Services (formerly, Investor Responsibility Research Center)	Weekly	1-5 business days

The Funds’ Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect.  The Board will be informed of any such disclosures at its next regularly

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scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Funds, the Advisor, CLS, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds’ Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion.  For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Funds and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Funds.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.  You receive one vote for every full Fund share owned. Each Fund or class of a Fund, if applicable, will vote separately on matters relating solely to that Fund or class.  All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act.  However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust.  If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting.  Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

Reporting

You will receive the Trust’s unaudited financial information and audited financial statements.  In addition, the Trust will send you proxy statements and other reports.  If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

Shareholder Inquiries

Shareholders may visit the Trust’s web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 8484 Westpark Dr., McLean VA 22102, serves as the independent registered public accounting firm to the Trust and each of the Funds.

CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian.  Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2009, including notes thereto and the report of Ernst & Young LLP, are incorporated by reference into this SAI. A copy of the Funds’ 2009 Annual Report to Shareholders must accompany the delivery of this SAI.

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APPENDIX A

DESCRIPTION OF RATINGS

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings

Group Corporate Bond Ratings

AAA -This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “B” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc.

Corporate Bond Ratings

Aaa - Bonds rate “Aaa” are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.”   Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate “Aa” are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds

A-1

because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in “Aaa” securities.

A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations.  Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

A-2

APPENDIX B

CLS INVESTMENTS, LLC

Policies and Procedures
Proxy Voting and Corporate Actions

Policy

CLS Investments, LLC (“CLS”), as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients unless otherwise agreed to in writing. The firm may offer assistance as to proxy matters upon a client’s request, but the client always retains the proxy voting responsibility. CLS’ policy of having no proxy voting responsibility is disclosed to its advisory clients. CLS also serves as an investment adviser or sub-adviser to several open-end investment companies.  CLS’ general policy with respect to its proxy and corporate action obligations are set forth below.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Chief Compliance Officer has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm’s policy with appropriate regulatory requirements being met and records maintained.

Procedure

CLS has adopted various procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

•                  CLS discloses its proxy voting policy of not having proxy voting authority in the firm’s Disclosure Document or other client information.

•                  CLS’ advisory agreements provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

•                  CLS’ new client information materials may also indicate that advisory clients retain proxy voting authority.

•                  Proxies for securities held in client accounts will generally be received by the client directly from the custodian of the client’s assets, or will be handled as otherwise agreed between the client and the custodian.

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•                  The Chief Compliance Officer reviews the nature and extent of advisory services provided by the firm and monitors such services to periodically determine and confirm that client proxies are not being voted by the firm or anyone within the firm.

Proxies for AdvisorOne Funds and Rydex Variable Trust

CLS serves as investment adviser to certain investment companies under the AdvisorOne Funds trust and sub-adviser to certain investment companies under the Rydex Variable Trust (each a “Fund”).  Each Fund is a fund of funds, meaning these Funds pursue their investment goals by investing primarily in other investment companies that are not affiliated (“Underlying Funds”).  As a fund of funds, the Funds are required by the Investment Company Act to handle proxies received from Underlying Funds in a certain manner.  In particular it is the policy of CLS to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from Fund shareholders, pursuant to Section 12(d)(1)(F) of the Investment Company Act.  All proxies received from Underlying Funds will be reviewed with the Chief Compliance Officer or appropriate legal counsel to ensure proper voting.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

The Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by CLS are voted in a timely manner and in a manner consistent with the established CLS’ policies.  Although the majority of proxy proposals can be handled in accordance with CLS’ established proxy policies, CLS recognizes that some proposals require special consideration that may dictate that exceptions are made to its general procedures.

Additional Procedures

The Chief Compliance Officer is also responsible for reviewing the proxy proposal for conflicts of interest as part of the overall vote review process and ensuring that all corporate action notices or requests which require shareholder action received by CLS are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.  All material conflicts of interest so identified by CLS will be addressed according the procedures set forth below:

1.               Vote in Accordance with the Established Policy.  In most instances, CLS has little or no discretion to deviate from its general proxy voting policy and shall vote in accordance with such pre-determined voting policy.

2.               Client Direction.  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, CLS will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by CLS, it will promptly be forwarded to the client or specified third party.

3.               Obtain Consent of Clients.  To the extent that CLS has discretion to deviate with respect to the proposal in question, CLS will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of CLS’ conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, CLS will abstain from voting the securities held by that client’s account.

4.               Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct CLS to forward all proxy matters in which CLS has a conflict of interest regarding the client’s securities to an identified independent third party for review and

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recommendation.  Where such independent third party’s recommendations are received on a timely basis, CLS will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, CLS will abstain from voting the securities held by that client’s account.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, CLS will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that CLS may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by CLS that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

CLS will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how CLS voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of CLS’ Policies and Procedures by written request addressed to CLS.  CLS will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

GUIDELINES FOR EXCEPTIONS TO GENERAL POLICY

Under circumstances where CLS’ general voting policies do not apply the following guidelines are to be used in voting proposals, but will not be used as rigid rules.  Each proxy issue will be considered individually.

A.            Oppose

CLS will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1.               Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.             Proposals to stagger board members’ terms;

b.             Proposals to limit the ability of shareholders to call special meetings;

c.             Proposals to require super majority votes;

d.                                      Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.             Proposals regarding “fair price” provisions;

f.              Proposals regarding “poison pill” provisions; and

g.             Permitting “green mail”.

2.               Providing cumulative voting rights.

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3.               “Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.

4.               Election of directors recommended by management and not recommended by the issuers board.

B.            Approve

CLS will generally vote in favor of routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

1.                                       Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

2.                                       Date and place of annual meeting.

3.                                       Limitation on charitable contributions or fees paid to lawyers.

4.                                       Ratification of directors’ actions on routine matters since previous annual meeting.

5.                                       Confidential voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues. CLS will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.                                       Limiting directors’ liability

7.                                       Eliminate preemptive right

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.

8.                                       CLS generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.                                       Employee Stock Purchase Plan

10.                                 Establish 401(k) Plan

C.            Case-By-Case

CLS will review each issue in this category on a case-by-case basis.  Voting decisions will be made based on the financial interest of the fund.  These matters include:

1.                                       Pay directors solely in stocks

2.                                       Eliminate director mandatory retirement policy

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3.                                       Rotate annual meeting location/date

4.                                       Option and stock grants to management and directors

5.                                       Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

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